UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22311

Schwab Strategic Trust

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Strategic Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Item 1:	Report(s) to Shareholders.

Annual report dated August 31, 2016, enclosed.
Schwab International Equity ETFs

Schwab International
Equity ETF™
Schwab International Small-Cap
Equity ETF™
Schwab Emerging Markets
Equity ETF™

This wrapper is not part of the shareholder report.

Schwab International Equity ETFs
Annual Report
August 31, 2016
Schwab International
Equity ETF
Schwab International Small-Cap
Equity ETF
Schwab Emerging Markets
Equity ETF

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co, Inc.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 12 Months Ended August 31, 2016
Schwab International Equity ETF (Ticker Symbol: SCHF)
Market Price Return[1]	1.46%
NAV Return[1]	1.47%
FTSE Developed ex US Index (Net)*	1.45%
ETF Category: Morningstar Foreign Large Blend[2]	2.06%
Performance Details	pages 8-9

Schwab International Small-Cap Equity ETF (Ticker Symbol: SCHC)
Market Price Return[1]	4.64%
NAV Return[1]	4.12%
FTSE Developed Small Cap ex US Liquid Index (Net)*	4.03%
ETF Category: Morningstar Foreign Small/Mid Blend[2]	5.18%
Performance Details	pages 10-11

Schwab Emerging Markets Equity ETF (Ticker Symbol: SCHE)
Market Price Return[1]	10.74%
NAV Return[1]	11.02%
FTSE Emerging Index (Net)*	11.30%
ETF Category: Morningstar Diversified Emerging Markets[2]	9.96%
Performance Details	pages 12-13
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the Schwab International Equity ETFs under license. The Schwab International Equity ETFs are not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the funds. Fees payable under the license are paid by the investment adviser.
*	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
2Schwab International Equity ETFs

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.
Dear Shareholder,
Over the 12-month reporting period ended August 31, 2016, many international stocks shrugged off a slate of investor concerns early on to rebound in recent months. The Schwab International Equity ETFs (the funds) all generated positive performance over this period and generally tracked their respective indexes, with the Schwab Emerging Markets Equity ETF leading fund performance with a double-digit return of 10.7%.
Coming into the reporting period, many investors were concerned about international stocks due to weakening growth in key overseas markets and currency devaluations in China. Emerging markets, in particular, were perceived as vulnerable to China’s slowing economy, given the nation’s importance in global trade. While international stocks were challenged at times, particularly after the United Kingdom’s decision in June to exit the European Union (also known as Brexit), international stocks rallied into positive territory as accommodative monetary policies around the globe pushed investors into emerging market stocks and other assets that typically generate higher returns than bonds.
The turnaround performance of international stocks during the reporting period can serve as a reminder of the benefits of having a diversified investment portfolio. When the global economy is in expansion mode and nations are growing at different rates, emerging markets may offer the most potential due in part to their relatively underdeveloped status. But even when economic growth is challenged, as it is now, international stocks may still benefit as investors seek to diversify away from U.S. stocks and other traditional assets.
At Charles Schwab Investment Management, we believe that international exposure remains an important component of a diversified portfolio. In the short term, we believe that such positions may serve as a potential buffer against declines in other
Asset Class Performance Comparison % returns during the 12 months ended 8/31/2016

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Certain discussions above contain forward-looking statements based on the investment adviser’s beliefs and assumptions. Actual results could differ materially.
Schwab International Equity ETFs3

From the President continued

Over the 12-month reporting period ended August 31, 2016, many international stocks shrugged off a slate of investor concerns early on to rebound in recent months.

asset classes, and over the long term they may generate excess returns over less risky alternatives. Of course, there are special risks involved with investing in international stocks, including increased volatility, currency fluctuations, and political instability, which may be accentuated in emerging market investments.
But it’s also true that investors can pay too much attention to the latest market developments. We feel the best way to stay on track is by maintaining a diverse portfolio, which may help mitigate risks and smooth out returns over the long term. That’s why we offer a selection of developed market and emerging market funds, in addition to a wide selection of U.S.-focused funds. No one knows for sure if international stocks will be able to maintain their current rally in the months to come, but we do know that a diversified portfolio may help an investor to weather market fluctuations and provide a more stable set of returns over time.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab International Equity ETFs, please continue reading this report, or you can find further details about the funds by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

4Schwab International Equity ETFs

The Investment Environment
Over the 12-month reporting period ended August 31, 2016, market volatility and lackluster global growth continued to influence market movements. However, toward the end of the reporting period, concerns lessened surrounding the effects of China’s economic slowdown and the United Kingdom’s (U.K.) decision to leave the European Union (also known as Brexit), and an unchanged federal funds rate provided a tailwind to many emerging markets. The MSCI EAFE Index (Net), a broad measure of developed international equity performance, was almost flat and returned -0.12%, while the MSCI Emerging Markets Index (Net) returned 11.83%.
Interest rate policy in the U.S. remained a source of uncertainty over the reporting period. The Federal Reserve (Fed) raised the federal funds rate in December 2015 for the first time in almost ten years, then despite initial projections of four additional hikes in 2016, left short-term rates unchanged for the remainder of the reporting period. Challenges in both the U.S. and abroad, including inconsistent U.S. economic data and lackluster global growth, contributed to the Fed’s decision to hold off on raising rates. The Fed’s plans were further complicated by the results of the Brexit vote in late June. With the resulting heightened volatility and uncertainty, the Fed again left rates unchanged in July. However, Fed officials also noted that they believed the near-term risks to the economy had receded, increasing the chances of a short-term rate hike by the end of 2016.
While moves toward tighter monetary policy in the U.S. stalled over the reporting period, many other countries’ central banks maintained or increased accommodative policy measures to combat struggling economic growth. The Bank of Japan (BOJ) expanded its quantitative easing program and maintained negative interest rates, following other negative interest rate policies in Switzerland, Sweden, and Denmark. Meanwhile, the European Central Bank (ECB) expanded its bond purchase program and cut its deposit rate further into negative territory. The ECB also launched a plan to provide cheap funding for European banks, enabling these banks to increase lending to consumers and corporations. Following the June Brexit vote, the Bank of England increased its accommodative measures by cutting its benchmark rate and announcing an expanded stimulus package. Over the reporting period, many emerging market central banks also took steps to fuel economic growth. Central banks in Turkey and Indonesia decreased key interest rates during the year, while the People’s Bank of China cut its reserve requirement and further expanded its lending facilities.
Concerns around unsteady global growth were present throughout most of the 12 months, though lessened toward the end of the reporting period. Currency fluctuations and China’s economic slowdown weighed on both U.S. and international markets, and an oversupply of oil resulted in sharp price movements that added to market volatility. In June, the results of the Brexit vote sent global stocks downward and caused the British pound to depreciate by more than 7%, though many stocks were able to rebound in the days and weeks that followed. Additionally, an increased demand for yield and a weaker U.S. dollar helped support many emerging markets toward the end of the reporting period, as did undervaluations and an overall rebound in oil prices in August.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Schwab International Equity ETFs5

The Investment Environment continued
From a country perspective, many countries saw overall positive equity performance over the reporting period despite global growth concerns. Stocks in Brazil suffered early as presidential impeachment proceedings contributed to heightened market volatility, but rebounded on hopes that the new administration would help restore the economy. Overall tighter central bank policy has helped Russia regain confidence from some investors, and the BOJ’s quantitative easing program supported Japanese equity performance. Even stocks in the U.K., which dropped significantly in the aftermath of the Brexit vote, rallied in recent months and ended the reporting period almost even. By comparison, several countries had weak performances over the reporting period. Stocks from Greece suffered amid continued debt problems and uncertainty surrounding the mass migration of refugees, while credit downgrades in Poland due to an escalating constitutional crisis weighed on the performance of stocks in this country. With problems continuing in the Italian banking system, including large exposure to bad debt, many stocks from Italy also struggled over the reporting period.
6Schwab International Equity ETFs

Fund Management
Agnes Hong, CFA, Vice President and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.
Schwab International Equity ETFs7

Schwab International Equity ETF
The Schwab International Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Developed ex US Index (the index). The index is comprised of large and mid-capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the large and mid-capitalization universe as approximately the top 90% of the eligible universe. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. After a weak first half of the reporting period, large-cap international stocks rallied and generated positive returns for the 12-month reporting period ended August 31, 2016. Several central banks, including the European Central Bank and the Bank of Japan (BOJ), stepped up accommodative monetary policy measures to stimulate growth and combat deflation. The Federal Reserve took the opposite approach and raised the federal funds rate in December, though left short-term interest rates unchanged at subsequent meetings. The United Kingdom’s (U.K.) unexpected vote in June to leave the European Union, also known as Brexit, increased already heightened volatility and initially triggered a sharp selloff in global equities, though many stocks rebounded in the days and weeks that followed. Additionally, the Japanese yen strengthened against the U.S. dollar over the reporting period despite the BOJ’s policy efforts, while the British pound depreciated versus the U.S. dollar in wake of Brexit.
Performance. During the 12-month reporting period ended August 31, 2016, the fund closely tracked the index. The fund’s market price return was 1.46% and its NAV return was 1.47%. The index returned 1.45%1 during the same period.
Contributors and Detractors. Australian stocks were the largest contributors to the total return of the fund. Stocks from Australia represented an average weight of approximately 6% of the fund’s investments and returned approximately 15% in U.S. dollar terms. One example from this market is CSL, Ltd., a biotherapeutics company that develops and delivers biotherapies. The fund’s holdings of CSL, Ltd. returned approximately 27% in U.S. dollar terms. Stocks from Korea also contributed to the total return of the fund, representing an average weight of approximately 4% of the fund’s investments and returning approximately 22% in U.S. dollar terms.
Stocks from the U.K. were the biggest detractors from the total return of the fund. U.K. stocks represented an average weight of approximately 18% of the fund’s investments and returned approximately -4% in U.S. dollar terms. One example from this market is Barclays PLC, a global financial services holding company. The fund’s holdings of Barclays PLC returned approximately -42% in U.S. dollar terms. Italian stocks also performed poorly for the fund overall, representing an average weight of approximately 2% of the fund’s investments and returning approximately -20% in U.S. dollar terms.
As of 08/31/16:
Statistics
Number of Holdings	1,209
Weighted Average Market Cap (millions)	$51,670
Price/Earnings Ratio (P/E)	22.8
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate[2]	5%
Sector Weightings % of Investments
Financials	24.2%
Industrials	13.7%
Consumer Discretionary	11.9%
Consumer Staples	11.7%
Health Care	10.3%
Materials	7.7%
Information Technology	6.7%
Energy	5.7%
Telecommunication Services	4.2%
Utilities	3.4%
Other	0.5%
Total	100.0%
Top Equity Holdings % of Net Assets[3]
Nestle S.A. – Reg'd	1.7%
Novartis AG – Reg'd	1.3%
Toyota Motor Corp.	1.2%
Roche Holding AG	1.2%
Samsung Electronics Co., Ltd. GDR	1.0%
HSBC Holdings plc	1.0%
British American Tobacco plc	0.8%
BP plc	0.7%
GlaxoSmithKline plc	0.7%
Royal Dutch Shell plc, A Shares	0.7%
Total	10.3%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
8Schwab International Equity ETFs

Schwab International Equity ETF
Performance and Fund Facts as of 08/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
November 3, 2009 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab International Equity ETF (11/3/09)
Market Price Return[2]	1.46%	4.49%	4.36%
NAV Return[2]	1.47%	4.48%	4.34%
FTSE Developed ex US Index (Net)[3]	1.45%	4.45%	4.39%
ETF Category: Morningstar Foreign Large Blend[4]	2.06%	4.38%	4.75%
Fund Expense Ratio5: 0.08%

Country Weightings % of Investments
Japan	21.9%
United Kingdom	16.9%
France	7.8%
Switzerland	7.8%
Germany	7.8%
Canada	7.3%
Australia	6.4%
Republic of Korea	4.2%
Hong Kong	3.3%
Netherlands	2.7%
Spain	2.6%
Other Countries	11.3%
Total	100.0%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab International Equity ETF is not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
*	Inception (11/3/09) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.
Schwab International Equity ETFs9

Schwab International Small-Cap Equity ETF
The Schwab International Small-Cap Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Developed Small Cap ex US Liquid Index (the index). The index is comprised of small capitalization companies in developed countries outside the United States, as defined by the index provider. The index defines the small capitalization universe as approximately the bottom 10% of the eligible universe with a minimum free float capitalization of $150 million. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. After a weak first half of the reporting period, small-cap international stocks rallied and generated positive returns for the 12-month reporting period ended August 31, 2016. Several central banks, including the European Central Bank and the Bank of Japan (BOJ), stepped up accommodative monetary policy measures to stimulate growth and combat deflation. The Federal Reserve took the opposite approach and raised the federal funds rate in December, though left short-term interest rates unchanged at subsequent meetings. The United Kingdom’s (U.K.) unexpected vote in June to leave the European Union, also known as Brexit, increased already heightened volatility and initially triggered a sharp selloff in global equities, though many stocks rebounded in the days and weeks that followed. Additionally, the Japanese yen strengthened against the U.S. dollar over the reporting period despite the BOJ’s policy efforts, while the British pound depreciated versus the U.S. dollar in wake of Brexit.
Performance. During the 12-month reporting period ended August 31, 2016, the fund outperformed the index. The fund’s market price return was 4.64% and its NAV return was 4.12%. The index returned 4.03%1 during the same period.
Contributors and Detractors. Canadian stocks were the largest contributors to the returns of both the index and the fund. Stocks from Canada represented an average weight of approximately 16% of the fund’s investments, and returned approximately 17% in U.S. dollar terms. One example from this market is Teck Resources, Ltd., a company engaged in the business of exploring for, acquiring, developing and producing natural resources. The fund’s Class B share holdings of Teck Resources, Ltd. returned approximately 92% in U.S. dollar terms. Stocks from Australia also positively contributed to the fund’s performance, representing an average weight of approximately 5% of the fund’s investments and returning approximately 25% in U.S. dollar terms.
Stocks from the U.K. were the biggest detractors from the returns of both the index and the fund. U.K. stocks represented an average weight of approximately 17% of the fund’s investments and returned approximately -12% in U.S. dollar terms. One example from this market is Paddy Power Betfair plc, an Ireland-based public online betting and gaming company. The fund’s holdings of Paddy Power Betfair plc returned approximately -14% in U.S. dollar terms. Korean stocks also detracted from the performance of the index and the fund. Stocks from Korea represented an average weight of approximately 5% of the fund’s investments and returned approximately -11% in U.S. dollar terms.
As of 08/31/16:
Statistics
Number of Holdings	1,800
Weighted Average Market Cap (millions)	$2,197
Price/Earnings Ratio (P/E)	37.2
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate[2]	23%
Sector Weightings % of Investments
Industrials	20.3%
Financials	19.3%
Consumer Discretionary	15.2%
Materials	11.5%
Information Technology	8.6%
Health Care	6.7%
Consumer Staples	5.9%
Energy	5.9%
Utilities	2.2%
Telecommunication Services	1.4%
Other	3.0%
Total	100.0%
Top Equity Holdings % of Net Assets[3]
Waste Connection, Inc.	0.8%
Dollarama, Inc.	0.5%
Open Text Corp.	0.5%
Teck Resources Ltd., Class B	0.5%
Gildan Activewear, Inc.	0.4%
CCL Industries, Inc., Class B	0.4%
Seven Generations Energy Ltd., A Shares	0.4%
Keyera Corp.	0.3%
Onex Corp.	0.3%
First Quantum Minerals Ltd.	0.3%
Total	4.4%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
10Schwab International Equity ETFs

Schwab International Small-Cap Equity ETF
Performance and Fund Facts as of 08/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
January 14, 2010 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab International Small-Cap Equity ETF (1/14/10)
Market Price Return[2]	4.64%	4.87%	5.44%
NAV Return[2]	4.12%	4.72%	5.39%
FTSE Developed Small Cap ex US Liquid Index (Net)[3]	4.03%	4.74%	5.53%
ETF Category: Morningstar Foreign Small/Mid Blend[4]	5.18%	6.12%	5.76%
Fund Expense Ratio5: 0.16%

Country Weightings % of Investments
Japan	18.2%
Canada	17.8%
United Kingdom	14.5%
Australia	5.4%
Republic of Korea	5.1%
Sweden	4.8%
Germany	4.3%
Switzerland	3.6%
France	3.2%
Italy	3.0%
United States	2.7%
Other Countries	17.4%
Total	100.0%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab International Small-Cap Equity ETF is not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
*	Inception (1/14/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.
Schwab International Equity ETFs11

Schwab Emerging Markets Equity ETF
The Schwab Emerging Markets Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the FTSE Emerging Index (the index). The index comprises large and mid-capitalization companies in emerging market countries, as defined by the index provider. The index defines the large and mid-capitalization universe as approximately the top 90% of the eligible universe. The fund invests in a representative sample of securities included in the index which, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities included in the index.
Market Highlights. After a weak first half of the reporting period, emerging market stocks rallied and generated positive returns for the 12-month reporting period ended August 31, 2016. Though the Federal Reserve raised the federal funds rate in December, the absence of additional rate hikes during the reporting period helped support emerging markets. The stabilization of oil and commodity prices also helped, as did a comparatively weaker U.S. dollar.
Performance. During the 12-month reporting period ended August 31, 2016, the fund underperformed the index. The fund’s market price return was 10.74% and its NAV return was 11.02%, while the index returned 11.30%1 during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. Stocks from Poland were the largest detractors from the total return of the fund. Polish stocks represented an average weight of approximately 2% of the fund’s investments and returned approximately -18% in U.S. dollar terms. One example from this market is Powszechny Zaklad Ubezpieczen Spolka Akcyjna, a company that provides life and non-life insurance products and services in Poland, Lithuania, Latvia, Estonia, and Ukraine. The fund’s holdings of Powszechny Zaklad Ubezpieczen Spolka Akcyjna returned approximately -33% in U.S. dollar terms. Stocks from Mexico also detracted from the performance of the fund. Mexican stocks represented an average weight of approximately 5% of the fund’s investments and returned approximately -2% in U.S. dollar terms.
Brazilian stocks were the largest contributors to the returns of both the index and the fund. Stocks from Brazil represented an average weight of approximately 8% of the fund’s investments and returned approximately 38% in U.S. dollar terms. One example from this market is Itau Unibanco Holding S.A., a holding company that provides a range of financial products and services to individual and corporate clients in Brazil and abroad. The fund’s preferred stock holdings of American depositary receipts of Itau Unibanco Holding S.A. returned approximately 58% in U.S. dollar terms. Stocks from Taiwan also contributed to the fund’s performance, representing an average weight of approximately 15% of the fund’s investments and returning approximately 18% in U.S. dollar terms.
As of 08/31/16:
Statistics
Number of Holdings	789
Weighted Average Market Cap (millions)	$48,269
Price/Earnings Ratio (P/E)	16.3
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate[2]	10%
Sector Weightings % of Investments
Financials	30.6%
Information Technology	15.5%
Energy	9.2%
Consumer Discretionary	8.9%
Consumer Staples	8.1%
Materials	7.4%
Telecommunication Services	7.1%
Industrials	6.3%
Utilities	3.8%
Health Care	2.7%
Other	0.4%
Total	100.0%
Top Equity Holdings % of Net Assets[3]
Tencent Holdings Ltd.	4.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4.0%
Naspers Ltd., N Shares	2.1%
China Construction Bank Corp., H Shares	2.0%
China Mobile Ltd.	2.0%
Industrial & Commercial Bank of China Ltd., H Shares	1.4%
Hon Hai Precision Industry Co., Ltd.	1.1%
Bank of China Ltd., H Shares	1.0%
Housing Development Finance Corp., Ltd.	1.0%
Itau Unibanco Holding S.A. ADR	1.0%
Total	19.7%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
[2]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[3]	This list is not a recommendation of any security by the investment adviser.
12Schwab International Equity ETFs

Schwab Emerging Markets Equity ETF
Performance and Fund Facts as of 08/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
January 14, 2010 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab Emerging Markets Equity ETF (1/14/10)
Market Price Return[2]	10.74%	-0.45%	0.50%
NAV Return[2]	11.02%	-0.39%	0.50%
FTSE Emerging Index (Net)[3]	11.30%	-0.17%	0.79%
ETF Category: Morningstar Diversified Emerging Markets[4]	9.96%	-1.84%	0.00%
Fund Expense Ratio5: 0.14%

Country Weightings % of Investments
China	26.1%
Taiwan	14.5%
India	12.5%
Brazil	9.2%
South Africa	8.7%
Mexico	4.9%
Russia	4.5%
Malaysia	4.1%
Indonesia	2.8%
Thailand	2.8%
Other Countries	9.9%
Total	100.0%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
International investing may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
Emerging markets involve heightened risks related to the same factors as international investing, as well as increased volatility and lower trading volume.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab Emerging Markets Equity ETF is not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
*	Inception (1/14/10) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	The total return cited for the index is calculated net of foreign withholding taxes; the underlying tax rate information is available from FTSE.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[5]	As stated in the prospectus.
Schwab International Equity ETFs13

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2016 and held through August 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund, or any non-routine expenses, such as proxy fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or non-routine expenses were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 3/1/16	Ending Account Value (Net of Expenses) at 8/31/16	Expenses Paid During Period[2] 3/1/16–8/31/16
Schwab International Equity ETF
Actual Return	0.08%	$1,000.00	$1,116.30	$0.43
Hypothetical 5% Return	0.08%	$1,000.00	$ 1,024.70	$0.41
Schwab International Small-Cap Equity ETF
Actual Return	0.16%	$1,000.00	$ 1,115.00	$0.85
Hypothetical 5% Return	0.16%	$1,000.00	$1,024.30	$0.81
Schwab Emerging Markets Equity ETF
Actual Return	0.14%	$1,000.00	$1,229.40	$ 0.78
Hypothetical 5% Return	0.14%	$1,000.00	$1,024.40	$ 0.71

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. This ratio does not include certain non-routine expenses, such as proxy expenses.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 366 days of the fiscal year.
14Schwab International Equity ETFs

Schwab International Equity ETF
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$28.55	$32.37	$28.32	$24.96	$25.99
Income (loss) from investment operations:
Net investment income (loss)	0.84 [1]	0.87 [1]	0.88	0.66	0.76
Net realized and unrealized gains (losses)	(0.45)	(3.85)	3.87	3.42	(1.04)
Total from investment operations	0.39	(2.98)	4.75	4.08	(0.28)
Less distributions:
Distributions from net investment income	(0.62)	(0.84)	(0.70)	(0.72)	(0.75)
Net asset value at end of period	$28.32	$28.55	$32.37	$28.32	$24.96
Total return	1.47%	(9.27%)	16.90%	16.55%	(0.75%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.08%	0.08%	0.09% [2]	0.09%	0.13%
Net investment income (loss)	3.06%	2.86%	3.44%	3.03%	3.40%
Portfolio turnover rate[3]	5%	4%	7%	9%	8%
Net assets, end of period (x 1,000)	$6,168,595	$4,042,603	$2,654,016	$1,464,105	$768,666

1
Calculated based on the average shares outstanding during the period.
2
Effective April 18, 2014, the annual operating expense ratio was reduced to 0.08%. The ratio presented for the period ended 8/31/14 is a blended ratio.
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    15

Schwab International Equity ETF
Condensed Portfolio Holdings  as of August 31, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
98.7%	Common Stock	6,097,957,174	6,086,135,364
0.6%	Preferred Stock	39,614,103	39,434,918
0.5%	Other Investment Companies	30,692,594	30,692,594
99.8%	Total Investments	6,168,263,871	6,156,262,876
0.2%	Other Assets and Liabilities, Net		12,331,732
100.0%	Net Assets		6,168,594,608

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 98.7% of net assets
Australia 6.4%
Australia & New Zealand Banking Group Ltd.	1,293,813	0.4	26,156,632
BHP Billiton Ltd.	1,335,082	0.4	20,499,078
Commonwealth Bank of Australia	718,002	0.6	38,749,724
National Australia Bank Ltd.	1,093,758	0.4	22,473,866
Westpac Banking Corp.	1,416,784	0.5	31,368,548
Other Securities		4.1	253,651,872
		6.4	392,899,720
Austria 0.2%
Other Securities		0.2	10,300,773
Belgium 1.2%
Anheuser-Busch InBev N.V.	335,655	0.7	41,514,441
Other Securities		0.5	30,932,729
		1.2	72,447,170
Canada 7.2%
Royal Bank of Canada	617,645	0.6	38,380,090
The Bank of Nova Scotia	509,844	0.4	27,127,175
The Toronto-Dominion Bank	784,860	0.6	35,006,294
Other Securities		5.6	346,502,805
		7.2	447,016,364
Security	Number of Shares	% of Net Assets	Value ($)
Denmark 1.6%
Novo Nordisk A/S, B Shares	783,050	0.6	36,641,387
Other Securities		1.0	62,295,664
		1.6	98,937,051
Finland 0.9%
Other Securities		0.9	53,897,824
France 7.8%
BNP Paribas S.A.	416,894	0.3	21,175,107
Sanofi	475,631	0.6	36,588,711
Total S.A.	894,346	0.7	42,582,308
Other Securities		6.2	383,210,231
		7.8	483,556,357
Germany 7.3%
Allianz SE - Reg'd	196,020	0.5	29,156,258
BASF SE	392,334	0.5	31,854,514
Bayer AG - Reg'd	350,427	0.6	37,455,928
Daimler AG - Reg'd	405,689	0.4	28,049,973
Deutsche Telekom AG - Reg'd	1,327,028	0.4	22,125,312
SAP SE	377,136	0.5	33,081,958
Siemens AG - Reg'd	327,800	0.6	39,082,571
Other Securities		3.8	232,245,909
		7.3	453,052,423
Hong Kong 3.3%
AIA Group Ltd.	5,097,169	0.5	32,232,074
Other Securities		2.8	171,415,034
		3.3	203,647,108
Ireland 0.2%
Other Securities		0.2	12,118,533
Israel 0.6%
Other Securities		0.6	36,690,943
Italy 1.8%
Other Securities		1.8	108,589,087
Japan 21.8%
Honda Motor Co., Ltd.	754,210	0.4	23,114,475
KDDI Corp.	783,440	0.3	22,995,348
Mitsubishi UFJ Financial Group, Inc.	5,860,459	0.5	31,960,989
SoftBank Group Corp.	392,042	0.4	25,606,765
Toyota Motor Corp.	1,202,780	1.2	72,537,745
Other Securities		19.0	1,171,264,681
		21.8	1,347,480,003
Netherlands 2.7%
ING Groep N.V.	1,610,960	0.3	20,130,989
Unilever N.V. CVA	678,580	0.5	31,073,406
Other Securities		1.9	117,299,913
		2.7	168,504,308

16    See financial notes

Schwab International Equity ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
New Zealand 0.3%
Other Securities		0.3	15,348,563
Norway 0.5%
Other Securities		0.5	31,541,842
Portugal 0.1%
Other Securities		0.1	8,481,803
Republic of Korea 4.0%
Samsung Electronics Co., Ltd. GDR	87,626	1.0	63,353,598
Other Securities		3.0	184,128,806
		4.0	247,482,404
Singapore 1.1%
Other Securities		1.1	69,872,334
Spain 2.6%
Banco Santander S.A.	6,050,849	0.5	27,091,302
Other Securities		2.1	130,745,980
		2.6	157,837,282
Sweden 2.4%
Other Securities		2.4	145,670,829
Switzerland 7.8%
Nestle S.A. - Reg'd	1,316,841	1.7	104,939,851
Novartis AG - Reg'd	998,487	1.3	78,655,431
Roche Holding AG	295,506	1.2	72,120,848
UBS Group AG - Reg'd	1,547,406	0.3	22,394,904
Other Securities		3.3	201,498,161
		7.8	479,609,195
United Kingdom 16.9%
AstraZeneca plc	529,846	0.5	34,065,464
BP plc	7,874,110	0.7	44,128,116
British American Tobacco plc	784,162	0.8	48,526,529
Diageo plc	1,050,180	0.5	29,000,732
GlaxoSmithKline plc	2,033,428	0.7	43,649,510
HSBC Holdings plc	8,411,502	1.0	62,166,329
Imperial Brands plc	395,356	0.3	20,678,243
Lloyds Banking Group plc	26,717,815	0.3	20,767,933
National Grid plc	1,605,541	0.4	22,005,551
Reckitt Benckiser Group plc	268,881	0.4	25,897,352
Royal Dutch Shell plc, A Shares	1,773,071	0.7	43,204,344
Royal Dutch Shell plc, B Shares	1,587,141	0.7	40,367,918
SABMiller plc	396,671	0.4	22,848,479
Shire plc	375,790	0.4	23,432,306
Unilever plc	511,853	0.4	23,657,483
Vodafone Group plc	11,095,880	0.5	33,402,416
Other Securities		8.2	503,354,743
		16.9	1,041,153,448
Total Common Stock
(Cost $6,097,957,174)			6,086,135,364

Security	Number of Shares	% of Net Assets	Value ($)
Preferred Stock 0.6% of net assets
Germany 0.4%
Other Securities		0.4	26,463,639
Republic of Korea 0.2%
Other Securities		0.2	11,576,374
Spain 0.0%
Other Securities		0.0	1,394,905
Total Preferred Stock
(Cost $39,614,103)			39,434,918

Other Investment Companies 0.5% of net assets
United States 0.5%
Money Market Fund 0.3%
Other Securities		0.3	18,917,256
Securities Lending Collateral 0.2%
Other Securities		0.2	11,775,338
Total Other Investment Companies
(Cost $30,692,594)			30,692,594

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $6,191,424,924 and the unrealized appreciation and depreciation were $479,484,752 and ($514,646,800), respectively, with a net unrealized depreciation of ($35,162,048).
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $11,145,475.
(b)	Illiquid security. At the period end, the value of these amounted to $23,857 or 0.0% of net assets.
(c)	The rate shown is the 7-day yield.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $19,318,270 or 0.3% of net assets.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)

See financial notes    17

Schwab International Equity ETF
Condensed Portfolio Holdings continued
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 09/16/16	400	33,752,000	236,521

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$5,928,298,082	$—	$—*	$5,928,298,082
Spain	157,813,425	—	23,857	157,837,282
Preferred Stock[1]	39,434,918	—	—	39,434,918
Other Investment Companies[1]	30,692,594	—	—	30,692,594
Total	$6,156,239,019	$—	$23,857	$6,156,262,876
Other Financial Instruments
Futures Contracts[2]	$236,521	$—	$—	$236,521
*	Level 3 amount shown includes securities determined to have no value at August 31, 2016.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of August 31, 2015	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of August 31, 2016
Common Stock
Republic of Korea	$2,501,775	$—	$—	$—	$—	$—	($2,501,775)	$—
Spain	—	—	(5,699)	29,556	—	—	—	23,857
Total	$2,501,775	$—	($5,699)	$29,556	$—	$—	($2,501,775)	$23,857
All net realized and change in unrealized gains (losses) in the tables above are reflected on the accompanying Statement of Operations. The net change in unrealized appreciation (depreciation) for Level 3 investments held by the fund at August 31, 2016 was ($5,699)
The funds policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers out of Level 3 to Level 1 for the period ended August 31, 2016. Transfers from Level 3 to Level 1 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. There were no transfers between Level 1 and Level 2 for the period ended August 31, 2016.
18    See financial notes

Schwab International Equity ETF
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $6,156,488,533) including securities on loan of $11,145,475		$6,144,487,538
Collateral invested for securities on loan, at value (cost $11,775,338)	+	11,775,338
Total investments, at value (cost $6,168,263,871)		6,156,262,876
Cash		45,014
Deposit with broker for futures contracts		1,680,000
Foreign currency, at value (cost $2,655,354)		2,627,079
Receivables:
Dividends		14,546,611
Foreign tax reclaims		5,649,151
Income from securities on loan		50,203
Fund shares sold	+	703
Total assets		6,180,861,637
Liabilities
Collateral held for securities on loan		11,775,338
Payables:
Investment adviser fees		417,691
Variation margin on futures contracts	+	74,000
Total liabilities		12,267,029
Net Assets
Total assets		6,180,861,637
Total liabilities	–	12,267,029
Net assets		$6,168,594,608
Net Assets by Source
Capital received from investors		6,253,195,975
Net investment income not yet distributed		117,054,564
Net realized capital losses		(189,669,558)
Net unrealized capital depreciation		(11,986,373)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$6,168,594,608		217,800,000		$28.32

See financial notes    19

Schwab International Equity ETF
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $14,497,040)		$155,344,424
Securities on loan	+	736,351
Total investment income		156,080,775
Expenses
Investment adviser fees		3,972,170
Professional fees		92,318*
Proxy fees	+	175,240
Total expenses		4,239,728
Expense reduction by CSIM and its affiliates	–	92,318*
Net expenses	–	4,147,410
Net investment income		151,933,365
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(111,923,177)
Net realized gains on futures contracts		318,604
Net realized losses on foreign currency transactions	+	(3,574)
Net realized losses		(111,608,147)
Net change in unrealized appreciation (depreciation) on investments		99,852,117
Net change in unrealized appreciation (depreciation) on futures contracts		368,411
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	5,224
Net change in unrealized appreciation (depreciation)	+	100,225,752
Net realized and unrealized losses		(11,382,395)
Increase in net assets resulting from operations		$140,550,970
*	Includes professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 and 4 for additional information.
20    See financial notes

Schwab International Equity ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$151,933,365	$95,013,058
Net realized losses		(111,608,147)	(23,913,608)
Net change in unrealized appreciation (depreciation)	+	100,225,752	(419,722,897)
Increase (decrease) in net assets resulting from operations		140,550,970	(348,623,447)
Distributions to Shareholders
Distributions from net investment income		($105,649,560)	($79,192,160)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		76,200,000	$2,091,090,613	60,400,000	$1,838,831,135
Shares redeemed	+	—	—	(800,000)	(22,428,935)
Net transactions in fund shares		76,200,000	$2,091,090,613	59,600,000	$1,816,402,200
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		141,600,000	$4,042,602,585	82,000,000	$2,654,015,992
Total increase	+	76,200,000	2,125,992,023	59,600,000	1,388,586,593
End of period		217,800,000	$6,168,594,608	141,600,000	$4,042,602,585
Net investment income not yet distributed			$117,054,564		$70,763,746
See financial notes    21

Schwab International Small-Cap Equity ETF
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$29.46	$33.32	$28.61	$24.94	$27.48
Income (loss) from investment operations:
Net investment income (loss)	0.67 [1]	0.73 [1]	0.71	0.76	0.67
Net realized and unrealized gains (losses)	0.50	(3.84)	4.90	3.72	(2.39)
Total from investment operations	1.17	(3.11)	5.61	4.48	(1.72)
Less distributions:
Distributions from net investment income	(0.67)	(0.75)	(0.90)	(0.81)	(0.82)
Net asset value at end of period	$29.96	$29.46	$33.32	$28.61	$24.94
Total return	4.12%	(9.29%)	19.84%	18.23%	(5.91%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.17% [2]	0.18% [3]	0.19%	0.21% [4]	0.35%
Net investment income (loss)	2.34%	2.40%	2.21%	2.86%	2.65%
Portfolio turnover rate[5]	23%	23%	16%	20%	25%
Net assets, end of period (x 1,000)	$787,951	$609,773	$403,229	$280,422	$159,610

Calculated based on the average shares outstanding during the period.

Effective March 1, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/16 is a blended ratio (See Financial Note 4).

Effective March 4, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/15 is a blended ratio.

Effective September 20, 2012, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/13 is a blended ratio.

Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
22    See financial notes

Schwab International Small-Cap Equity ETF
Condensed Portfolio Holdings  as of August 31, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.0%	Common Stock	749,977,714	780,322,954
0.3%	Preferred Stock	2,121,597	2,152,621
3.0%	Other Investment Companies	23,272,877	23,496,987
102.3%	Total Investments	775,372,188	805,972,562
(2.3%)	Other Assets and Liabilities, Net		(18,021,096)
100.0%	Net Assets		787,951,466

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.0% of net assets
Australia 5.5%
Vocus Communications Ltd.	262,739	0.2	1,518,480
Other Securities		5.3	42,102,453
		5.5	43,620,933
Austria 1.1%
Other Securities		1.1	8,677,964
Belgium 1.5%
Other Securities		1.5	11,723,370
Canada 18.2%
AltaGas Ltd.	68,916	0.2	1,782,713
Bombardier, Inc., B Shares *	908,343	0.2	1,488,463
CAE, Inc.	124,096	0.2	1,768,679
CCL Industries, Inc., Class B	15,599	0.4	2,975,229
Detour Gold Corp. *	83,130	0.3	1,875,422
Dollarama, Inc.	50,840	0.5	3,754,732
Element Financial Corp.	177,334	0.2	1,844,906
First Quantum Minerals Ltd.	324,323	0.3	2,457,049
Gildan Activewear, Inc.	110,819	0.4	3,261,097
H&R Real Estate Investment Trust	131,006	0.3	2,328,463
Industrial Alliance Insurance & Financial Services, Inc.	51,883	0.2	1,848,261
Keyera Corp.	85,017	0.3	2,623,634
Kinross Gold Corp. *	581,376	0.3	2,321,871
Onex Corp.	42,034	0.3	2,565,835
Security	Number of Shares	% of Net Assets	Value ($)
Open Text Corp.	57,932	0.5	3,641,806
Peyto Exploration & Development Corp.	65,513	0.3	1,881,929
PrairieSky Royalty Ltd.	87,730	0.2	1,718,426
Seven Generations Energy Ltd., A Shares *	124,711	0.4	2,870,525
Tahoe Resources, Inc.	134,423	0.2	1,752,965
Teck Resources Ltd., Class B	220,478	0.5	3,570,868
Vermilion Energy, Inc.	47,134	0.2	1,702,435
Waste Connections, Inc.	83,020	0.8	6,331,299
WSP Global, Inc.	49,497	0.2	1,626,699
Yamana Gold, Inc.	445,275	0.2	1,802,073
Other Securities		10.6	83,242,675
		18.2	143,038,054
Denmark 1.4%
GN Store Nord A/S	71,404	0.2	1,531,170
Other Securities		1.2	9,637,555
		1.4	11,168,725
Finland 1.7%
Amer Sports Oyj	54,074	0.2	1,626,072
Huhtamaki Oyj	49,556	0.3	2,152,526
Other Securities		1.2	9,554,118
		1.7	13,332,716
France 3.3%
UBISOFT Entertainment S.A. *	43,685	0.2	1,704,841
Other Securities		3.1	24,369,412
		3.3	26,074,253
Germany 4.2%
Freenet AG	50,983	0.2	1,461,576
STADA Arzneimittel AG	29,211	0.2	1,566,174
Other Securities		3.8	30,100,962
		4.2	33,128,712
Hong Kong 2.3%
Other Securities		2.3	18,404,839
Ireland 0.6%
Kingspan Group plc	83,379	0.3	2,282,580
Other Securities		0.3	2,533,628
		0.6	4,816,208
Israel 0.3%
Other Securities		0.3	2,602,625
Italy 3.1%
Other Securities		3.1	24,451,719
Japan 18.6%
Other Securities		18.6	146,286,609

See financial notes    23

Schwab International Small-Cap Equity ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Netherlands 2.0%
Aalberts Industries N.V.	48,580	0.2	1,625,884
Other Securities		1.8	14,251,123
		2.0	15,877,007
New Zealand 1.0%
Other Securities		1.0	8,047,673
Norway 1.7%
Other Securities		1.7	13,018,642
Portugal 0.4%
Other Securities		0.4	2,945,388
Republic of Korea 5.2%
Other Securities		5.2	40,916,633
Singapore 1.7%
Other Securities		1.7	13,096,349
Spain 2.1%
Merlin Properties Socimi S.A.	146,632	0.2	1,701,704
Other Securities		1.9	15,108,187
		2.1	16,809,891
Sweden 4.9%
Castellum AB	132,653	0.3	2,001,574
Fingerprint Cards AB, Class B *(b)	121,424	0.2	1,546,135
ICA Gruppen AB	48,052	0.2	1,641,161
Other Securities		4.2	33,162,863
		4.9	38,351,733
Switzerland 3.5%
Georg Fischer AG - Reg'd	1,895	0.2	1,525,566
Temenos Group AG - Reg'd *	25,827	0.2	1,502,227
Other Securities		3.1	24,743,409
		3.5	27,771,202
United Kingdom 14.7%
BBA Aviation plc	484,272	0.2	1,528,544
Greene King plc	142,299	0.2	1,514,247
Hiscox Ltd.	134,280	0.2	1,836,046
IG Group Holdings plc	175,784	0.3	2,189,432
Mediclinic International plc	182,432	0.3	2,441,876
RPC Group plc	150,956	0.2	1,718,074
Shaftesbury plc	130,515	0.2	1,653,800
Spirax-Sarco Engineering plc	36,393	0.3	2,065,753
UBM plc	183,662	0.2	1,653,726
Other Securities		12.6	99,560,211
		14.7	116,161,709
Total Common Stock
(Cost $749,977,714)			780,322,954

Security	Number of Shares	% of Net Assets	Value ($)
Preferred Stock 0.3% of net assets
Germany 0.2%
Other Securities		0.2	1,801,213
Sweden 0.1%
Other Securities		0.1	351,408
Total Preferred Stock
(Cost $2,121,597)			2,152,621

Other Investment Companies 3.0% of net assets
Switzerland 0.2%
Other Securities		0.2	1,344,454
United Kingdom 0.1%
Other Securities		0.1	899,112
United States 2.7%
Equity Fund 0.2%
iShares MSCI EAFE Small-Cap ETF	36,000	0.2	1,830,600
Money Market Fund 0.1%
Other Securities		0.1	393,202
Securities Lending Collateral 2.4%
Wells Fargo Government Money Market Fund, Select Class 0.32% (c)		2.4	19,029,619
		2.7	21,253,421
Total Other Investment Companies
(Cost $23,272,877)			23,496,987

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $784,758,836 and the unrealized appreciation and depreciation were $94,571,699 and ($73,357,973) , respectively, with a net unrealized appreciation of $21,213,726.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	Illiquid security. At the period end, the value of these amounted to $46,630 or 0.0% of net assets.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $17,804,955.
(c)	The rate shown is the 7-day yield.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $15,202,106 or 1.9% of net assets.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

24    See financial notes

Schwab International Small-Cap Equity ETF
Condensed Portfolio Holdings continued
CVA —	Dutch Certificate
ETF —	Exchange-traded fund
Reg'd —	Registered
REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$761,918,115	$—	$—*	$761,918,115
Hong Kong	18,358,209	—	46,630*	18,404,839
Preferred Stock[1]	2,152,621	—	—	2,152,621
Other Investment Companies[1]	23,496,987	—	—	23,496,987
Total	$805,925,932	$—	$46,630	$805,972,562
*	Level 3 amount shown includes securities determined to have no value at August 31, 2016.
[1]	As categorized in the complete schedule of Portfolio Holdings.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of August 31, 2015	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of August 31, 2016
Common Stock
Australia	$—	$—	$234	$—	($234)	$—	$—	$—
Canada	—	96	(422,660)	35,192	($1,726)	389,098	—	—
Hong Kong	231,341	(238,836)	(95,146)	21,549	(73,327)	201,049	—	46,630
Rights
Germany	35,681	—	(17,740)	—	(17,941)	—	—	—
Total	$267,022	($238,740)	($535,312)	$56,741	($93,228)	$590,147	$—	$46,630
All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The net change in unrealized appreciation (depreciation) for Level 3 Investments held by the fund at August 31, 2016 was ($672,896).
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers out of Level 1 to Level 3 due to the result of fair valued securities for which no quoted value was available. There were no transfers between any Level 1 and Level 2 for the period ended August 31, 2016.
See financial notes    25

Schwab International Small-Cap Equity ETF
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $756,342,569) including securities on loan of $17,804,955		$786,942,943
Collateral invested for securities on loan, at value (cost $19,029,619)	+	19,029,619
Total investments, at value (cost $775,372,188)		805,972,562
Foreign currency, at value (cost $512,935)		510,770
Receivables:
Investments sold		873,256
Dividends		774,128
Foreign tax reclaims		338,880
Income from securities on loan		104,870
Fund shares sold	+	22
Total assets		808,574,488
Liabilities
Collateral held for securities on loan		19,029,619
Payables:
Investments bought		1,485,092
Investment adviser fees	+	108,311
Total liabilities		20,623,022
Net Assets
Total assets		808,574,488
Total liabilities	–	20,623,022
Net assets		$787,951,466
Net Assets by Source
Capital received from investors		803,235,256
Net investment income not yet distributed		6,135,043
Net realized capital losses		(52,002,148)
Net unrealized capital appreciation		30,583,315

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$787,951,466		26,300,000		$29.96

26    See financial notes

Schwab International Small-Cap Equity ETF
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $1,617,552)		$16,117,526
Securities on loan	+	911,981
Total investment income		17,029,507
Expenses
Investment adviser fees		1,149,448
Professional fees		1,869*
Proxy fees	+	25,534
Total expenses		1,176,851
Expense reduction by CSIM and its affiliates	–	1,869*
Net expenses	–	1,174,982
Net investment income		15,854,525
Realized and Unrealized Gains (Losses)
Net realized losses on investments (net of foreign capital gains tax of $535)		(12,400,790)
Net realized gains on in-kind redemptions		6,386,459
Net realized gains on foreign currency transactions	+	124,864
Net realized losses		(5,889,467)
Net change in unrealized appreciation (depreciation) on investments		19,202,934
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(3,141)
Net change in unrealized appreciation (depreciation)	+	19,199,793
Net realized and unrealized gains		13,310,326
Increase in net assets resulting from operations		$29,164,851
*	Includes professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 and 4 for additional information.
See financial notes    27

Schwab International Small-Cap Equity ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$15,854,525	$11,329,928
Net realized losses		(5,889,467)	(10,158,381)
Net change in unrealized appreciation (depreciation)	+	19,199,793	(49,958,289)
Increase (decrease) in net assets resulting from operations		29,164,851	(48,786,742)
Distributions to Shareholders
Distributions from net investment income		($15,625,200)	($9,800,110)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,300,000	$184,797,227	9,200,000	$284,437,217
Shares redeemed	+	(700,000)	(20,158,435)	(600,000)	(19,306,798)
Net transactions in fund shares		5,600,000	$164,638,792	8,600,000	$265,130,419
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		20,700,000	$609,773,023	12,100,000	$403,229,456
Total increase	+	5,600,000	178,178,443	8,600,000	206,543,567
End of period		26,300,000	$787,951,466	20,700,000	$609,773,023
Net investment income not yet distributed			$6,135,043		$4,819,562
28    See financial notes

Schwab Emerging Markets Equity ETF
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$20.83	$27.34	$22.94	$23.65	$26.10
Income (loss) from investment operations:
Net investment income (loss)	0.58 [1]	0.66 [1]	0.63	0.50	0.63
Net realized and unrealized gains (losses)	1.64	(6.49)	4.40	(0.65)	(2.51)
Total from investment operations	2.22	(5.83)	5.03	(0.15)	(1.88)
Less distributions:
Distributions from net investment income	(0.49)	(0.68)	(0.63)	(0.56)	(0.57)
Net asset value at end of period	$22.56	$20.83	$27.34	$22.94	$23.65
Total return	11.02%	(21.62%)	22.31%	(0.89%)	(7.04%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.14%	0.14%	0.14%	0.15%	0.25%
Net investment income (loss)	2.85%	2.66%	2.89%	2.63%	2.96%
Portfolio turnover rate[2]	10%	8%	9%	15%	9%
Net assets, end of period (x 1,000)	$2,009,874	$1,276,740	$1,273,840	$811,915	$515,595

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    29

Schwab Emerging Markets Equity ETF
Condensed Portfolio Holdings  as of August 31, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
97.4%	Common Stock	1,935,853,934	1,956,478,688
2.5%	Preferred Stock	57,459,993	51,015,088
0.0%	Rights	235,192	82,033
0.4%	Other Investment Companies	8,522,262	8,522,262
100.3%	Total Investments	2,002,071,381	2,016,098,071
(0.3%)	Other Assets and Liabilities, Net		(6,224,277)
100.0%	Net Assets		2,009,873,794

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 97.4% of net assets
Brazil 7.0%
Ambev S.A. ADR	2,731,677	0.8	16,198,845
BRF S.A. ADR	484,176	0.4	8,100,264
Itau Unibanco Holding S.A. ADR	1,763,978	1.0	19,544,876
Petroleo Brasileiro S.A. *	2,253,080	0.5	10,269,775
Other Securities		4.3	86,928,484
		7.0	141,042,244
Chile 1.4%
Other Securities		1.4	27,433,614
China 26.1%
Bank of China Ltd., H Shares	45,329,078	1.0	20,394,944
China Construction Bank Corp., H Shares	54,464,779	2.0	40,725,267
China Life Insurance Co., Ltd., H Shares	4,450,647	0.5	10,637,831
China Mobile Ltd.	3,172,390	2.0	39,180,709
China Overseas Land & Investment Ltd.	2,507,514	0.4	8,291,841
China Petroleum & Chemical Corp., H Shares	15,544,909	0.6	11,282,797
CNOOC Ltd.	9,657,737	0.6	11,865,567
Industrial & Commercial Bank of China Ltd., H Shares	43,059,385	1.4	27,367,489
PetroChina Co., Ltd., H Shares	12,889,241	0.4	8,607,505
Security	Number of Shares	% of Net Assets	Value ($)
Ping An Insurance Group Co. of China Ltd., H Shares	3,043,048	0.8	15,751,233
Tencent Holdings Ltd.	3,205,025	4.1	83,382,092
Other Securities		12.3	247,604,208
		26.1	525,091,483
Colombia 0.6%
Other Securities		0.6	11,169,232
Czech Republic 0.2%
Other Securities		0.2	4,126,228
Egypt 0.2%
Other Securities		0.2	4,887,587
Greece 0.4%
Other Securities		0.4	8,253,017
Hungary 0.3%
Other Securities		0.3	7,009,886
India 12.6%
HDFC Bank Ltd.	360,933	0.3	6,958,888
Housing Development Finance Corp., Ltd.	949,489	1.0	19,926,225
Infosys Ltd.	1,133,696	0.9	17,535,299
ITC Ltd.	1,855,730	0.4	7,205,952
Reliance Industries Ltd.	956,139	0.8	15,133,752
Sun Pharmaceutical Industries Ltd.	658,171	0.4	7,622,970
Tata Consultancy Services Ltd.	283,424	0.5	10,628,083
Other Securities		8.3	167,740,788
		12.6	252,751,957
Indonesia 2.8%
PT Astra International Tbk	12,087,580	0.3	7,426,594
PT Bank Central Asia Tbk	7,386,527	0.4	8,380,492
PT Telekomunikasi Indonesia (Persero) Tbk	30,000,414	0.5	9,521,428
Other Securities		1.6	31,963,264
		2.8	57,291,778
Malaysia 4.1%
Public Bank Berhad	1,866,854	0.5	9,114,464
Tenaga Nasional Berhad	1,961,874	0.4	7,130,569
Other Securities		3.2	65,314,019
		4.1	81,559,052
Mexico 4.9%
America Movil S.A.B. de C.V., Series L	16,638,760	0.5	9,929,245
Cemex S.A.B. de C.V., Series CPO *	8,313,282	0.3	6,859,903
Fomento Economico Mexicano S.A.B. de C.V.	1,312,514	0.6	11,980,353
Grupo Financiero Banorte S.A.B. de C.V., O Shares	1,388,450	0.4	7,447,500
Grupo Televisa S.A.B., Series CPO	1,588,263	0.4	8,638,804

30    See financial notes

Schwab Emerging Markets Equity ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Wal-Mart de Mexico S.A.B. de C.V.	3,386,883	0.4	7,704,009
Other Securities		2.3	46,511,003
		4.9	99,070,817
Peru 0.3%
Other Securities		0.3	6,461,452
Philippines 1.9%
Other Securities		1.9	37,492,047
Poland 1.4%
Other Securities		1.4	27,522,095
Russia 4.3%
Gazprom PAO ADR	3,500,667	0.7	14,160,198
LUKOIL PJSC *	306,086	0.7	13,645,461
Sberbank of Russia PJSC *	5,931,001	0.6	13,025,190
Other Securities		2.3	45,960,218
		4.3	86,791,067
South Africa 8.8%
MTN Group Ltd.	1,050,854	0.4	8,584,434
Naspers Ltd., N Shares	257,451	2.1	42,097,376
Sasol Ltd.	336,166	0.4	8,456,840
Steinhoff International Holdings N.V.	1,562,303	0.5	9,366,927
Other Securities		5.4	107,470,550
		8.8	175,976,127
Taiwan 14.6%
Chunghwa Telecom Co., Ltd. ADR	232,119	0.4	8,321,466
Delta Electronics, Inc.	1,328,148	0.3	6,906,428
Formosa Chemicals & Fibre Corp.	2,735,008	0.4	7,102,462
Formosa Plastics Corp.	2,984,560	0.4	7,364,871
Hon Hai Precision Industry Co., Ltd.	8,193,969	1.1	22,724,800
MediaTek, Inc.	880,713	0.4	6,925,132
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,794,979	4.0	80,327,697
Other Securities		7.6	152,908,896
		14.6	292,581,752
Thailand 2.8%
Other Securities		2.8	55,933,515
Turkey 1.5%
Other Securities		1.5	29,465,038
United Arab Emirates 1.2%
Other Securities		1.2	24,568,700
Total Common Stock
(Cost $1,935,853,934)			1,956,478,688

Security	Number of Shares	% of Net Assets	Value ($)
Preferred Stock 2.5% of net assets
Brazil 2.2%
Banco Bradesco S.A.	1,647,915	0.7	14,808,711
Petroleo Brasileiro S.A. *	2,602,822	0.5	10,342,712
Other Securities		1.0	19,534,067
		2.2	44,685,490
Colombia 0.1%
Other Securities		0.1	1,822,538
Russia 0.2%
Other Securities		0.2	4,507,060
Total Preferred Stock
(Cost $57,459,993)			51,015,088

Rights 0.0% of net assets
South Africa 0.0%
Other Securities		0.0	82,033
Total Rights
(Cost $235,192)			82,033

Other Investment Companies 0.4% of net assets
United States 0.4%
Money Market Fund 0.0%
Other Securities		0.0	955,527
Securities Lending Collateral 0.4%
Wells Fargo Government Money Market Fund, Select Class 0.32% (d)		0.4	7,566,735
Total Other Investment Companies
(Cost $8,522,262)			8,522,262

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $2,034,558,067 and the unrealized appreciation and depreciation were $199,831,355 and ($218,291,351), respectively, with a net unrealized appreciation of ($18,459,996).

See financial notes    31

Schwab Emerging Markets Equity ETF
Condensed Portfolio Holdings continued
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $7,168,807.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $13,185,094 or 0.7% of net assets.
(c)	Illiquid security. At the period end, the value of these amounted to $56,744 or 0.0% of net assets.
(d)	The rate shown is the 7-day yield.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg'd —	Registered
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 8/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 09/16/16	80	3,551,600	(82,744)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$1,178,635,248	$—	$—	$1,178,635,248
China	524,239,866	—	851,617	525,091,483
India	252,294,103	—	457,854	252,751,957
Preferred Stock[1]	51,015,088	—	—	51,015,088
Rights [1]	82,033	—	—	82,033
Other Investment Companies[1]	8,522,262	—	—	8,522,262
Total	$2,014,788,600	$—	$1,309,471	$2,016,098,071
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($82,744)	$—	$—	($82,744)
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of August 31, 2015	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of August 31, 2016
Common Stock
China	$4,014,121	$—	($135,980)	$310,533	$—	$677,064	($4,014,121)	$851,617
India	—	—	24,433	433,421	—	—	—	457,854
Pakistan	137,863	(37,191)	24,718	—	(125,390)	—	—	—
Total	$4,151,984	($37,191)	($86,829)	$743,954	($125,390)	$677,064	($4,014,121)	$1,309,471
All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The net change in unrealized appreciation (depreciation) for Level 3 Investments held by the fund at August 31, 2016 was ($111,547).
32    See financial notes

Schwab Emerging Markets Equity ETF
Condensed Portfolio Holdings continued
The funds policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were transfers between Level 1 and Level 3 for the period ended August 31, 2016. Transfers from Level 1 to Level 3 are a result of fair valued securities for which no quoted value was available. Transfers from Level 3 to Level 1 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. There were no transfers between Level 1 and Level 2 for the period ended August 31, 2016.
See financial notes    33

Schwab Emerging Markets Equity ETF
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $1,994,504,646) including securities on loan of $7,168,807		$2,008,531,336
Collateral invested for securities on loan, at value (cost $7,566,735)	+	7,566,735
Total investments, at value (cost $2,002,071,381)		2,016,098,071
Cash		56,051
Deposit with broker for futures contracts		225,000
Foreign currency, at value (cost $2,678,197)		2,674,067
Receivables:
Dividends		3,064,239
Fund shares sold		29,182
Income from securities on loan		17,968
Foreign tax reclaims	+	17,072
Total assets		2,022,181,650
Liabilities
Collateral held for securities on loan		7,566,735
Payables:
Investments bought		2,538,677
Investment adviser fees		236,152
Foreign capital gains tax		1,923,492
Variation margin on futures contracts	+	42,800
Total liabilities		12,307,856
Net Assets
Total assets		2,022,181,650
Total liabilities	–	12,307,856
Net assets		$2,009,873,794
Net Assets by Source
Capital received from investors		2,155,668,692
Net investment income not yet distributed		31,915,692
Net realized capital losses		(189,748,010)
Net unrealized capital appreciation		12,037,420

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,009,873,794		89,100,000		$22.56

34    See financial notes

Schwab Emerging Markets Equity ETF
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $5,602,313)		$46,700,348
Securities on loan	+	251,425
Total investment income		46,951,773
Expenses
Investment adviser fees		2,193,540
Professional fees		16,248*
Proxy fees	+	55,659
Total expenses		2,265,447
Expense reduction by CSIM and its affiliates	–	16,248*
Net expenses	–	2,249,199
Net investment income		44,702,574
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(61,628,792)
Net realized gains on futures contracts		636,734
Net realized losses on foreign currency transactions	+	(541,983)
Net realized losses		(61,534,041)
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of ($597,790))		211,126,083
Net change in unrealized appreciation (depreciation) on futures contracts		(17,285)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	105,261
Net change in unrealized appreciation (depreciation)	+	211,214,059
Net realized and unrealized gains		149,680,018
Increase in net assets resulting from operations		$194,382,592
*	Includes professional fees associated with the filing of tax claims in the European Union deemed to be non-routine expenses of the fund. See financial notes 2 and 4 for additional information.
See financial notes    35

Schwab Emerging Markets Equity ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$44,702,574	$34,615,796
Net realized losses		(61,534,041)	(47,156,730)
Net change in unrealized appreciation (depreciation)	+	211,214,059	(323,977,692)
Increase (decrease) in net assets resulting from operations		194,382,592	(336,518,626)
Distributions to Shareholders
Distributions from net investment income		($35,546,040)	($32,001,840)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		27,800,000	$574,297,285	15,600,000	$393,111,059
Shares redeemed	+	—	—	(900,000)	(21,690,338)
Net transactions in fund shares		27,800,000	$574,297,285	14,700,000	$371,420,721
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		61,300,000	$1,276,739,957	46,600,000	$1,273,839,702
Total increase	+	27,800,000	733,133,837	14,700,000	2,900,255
End of period		89,100,000	$2,009,873,794	61,300,000	$1,276,739,957
Net investment income not yet distributed			$31,915,692		$23,218,412
36    See financial notes

Schwab International Equity ETFs
Financial Notes
1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. REIT ETF™
Schwab International Equity ETF	Schwab U.S. TIPS ETF™
Schwab International Small-Cap Equity ETF	Schwab Short-Term U.S. Treasury ETF™
Schwab Emerging Markets Equity ETF	Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Broad Market ETF™	Schwab U.S. Aggregate Bond ETF™
Schwab U.S. Large-Cap ETF™	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Large-Cap Growth ETF™	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Large-Cap Value ETF™	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. Mid-Cap ETF™	Schwab Fundamental International Large Company Index ETF
Schwab U.S. Small-Cap ETF™	Schwab Fundamental International Small Company Index ETF
Schwab U.S. Dividend Equity ETF™	Schwab Fundamental Emerging Markets Large Company Index ETF

The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares, typically 100,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

Schwab International Equity ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Bonds and notes: Bonds and notes are valued at halfway between the most recent bid and ask quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by independent bond-pricing services.
•  Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•  Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and

Schwab International Equity ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of August 31, 2016 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreements allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including lending agent fees associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent were approximately 15% of gross lending revenues through October 2, 2015. For the subsequent period through November 30, 2015, the total costs and expenses paid to the unaffiliated lending agents ranged from 10% to 15%, with subsequent breakpoints to a low of 7.5%, of gross lending revenue. After December 1, 2015, the total costs and expenses paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of August 31, 2016, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of August 31, 2016, if any, are disclosed in each fund's Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund's Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the

Schwab International Equity ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
In 2015, the funds filed claims to recover taxes previously withheld in certain European Union countries on the basis that those countries had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. These filings are subject to various administrative and judicial proceedings within these countries, and all professional fees associated with these filings have been paid by the investment adviser. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty surrounding the ultimate resolution of proceedings, the likelihood of receipt of these claims, and the potential timing of payment.
(e) Expenses:
Pursuant to the Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of each fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
The funds make distributions from net investment income and net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

Schwab International Equity ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2016, if any, are reflected in each fund's Statement of Assets and Liabilities.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that the investors could lose money.
Investment Style Risk. The funds are not actively managed. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds' expenses, the funds' performance may be below that of their respective index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large- and Mid-Cap Risk. Certain funds invest in large- and mid-cap stocks. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more susceptible to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap stocks fall behind other types of investments—small-cap stocks, for instance—a fund’s large- and mid-cap holdings could reduce performance.
Small-Cap Risk. Certain funds invest in small-cap stocks. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large- or mid-cap stocks, for instance—a fund’s small-cap holdings could reduce performance.
Foreign Investment Risk. A fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund's investments, and could impair the fund's ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in

Schwab International Equity ETFs
Financial Notes (continued)
3. Risk Factors (continued):
connection with investments in emerging markets. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs), and European Depositary receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund's investments in a single country or a limited number of countries represent a large percentage of the fund's assets, the fund's performance may be adversely affected by the economic, political and social conditions in those countries and the fund may be subject to increased price volatility.
Emerging Markets Risk. Certain funds invest in emerging markets. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. Each fund uses statistical sampling techniques, and as a result, a fund may not fully replicate its respective index and may hold securities not included in the index. As a result, a fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because each fund utilizes a sampling approach, it may not track the return of its respective index as well as it would if a fund purchased all of the securities in its index.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase the fund's volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that a fund's or an index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Schwab International Equity ETFs
Financial Notes (continued)
3. Risk Factors (continued):
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of a fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market. The market price of the fund shares may deviate, sometimes significantly, from NAV during periods of market volatility or as a result of other factors impacting foreign securities, including liquidity, irregular trading activity and timing differences between foreign markets where securities trade and the secondary market where fund shares are sold. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to a fund's daily NAV.)
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
4. Affiliates and Affiliated Transactions:
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.
For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
0.08%	0.16%	0.14%
Prior to March 1, 2016, the management fee of the Schwab International Small-Cap Equity ETF was 0.18%.
Subsequent to the reporting period ended August 31, 2016, and effective October 7, 2016, the management fees of the Schwab International Equity ETF and Schwab Emerging Markets Equity ETF have been reduced to 0.07% and 0.13%, respectively.
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab funds as of August 31, 2016, as applicable:
Underlying Funds
	Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
Schwab VIT Balanced Portfolio	0.1%	0.1%	0.1%
Schwab VIT Balanced with Growth Portfolio	0.4%	0.5%	0.4%
Schwab VIT Growth Portfolio	0.4%	0.8%	0.5%
Schwab Target 2010 Index Fund	0.0%*	-%	-%
Schwab Target 2015 Index Fund	0.0%*	-%	-%
Schwab Target 2020 Index Fund	0.0%*	-%	0.0%*
Schwab Target 2025 Index Fund	0.0%*	-%	0.0%*
Schwab Target 2030 Index Fund	0.0%*	-%	0.0%*
Schwab Target 2035 Index Fund	0.0%*	-%	0.0%*
Schwab Target 2040 Index Fund	0.0%*	-%	0.0%*
Schwab Target 2045 Index Fund	0.0%*	-%	0.0%*
Schwab Target 2050 Index Fund	0.0%*	-%	0.0%*
Schwab Target 2055 Index Fund	0.0%*	-%	0.0%*
Schwab Target 2060 Index Fund	0.0%*	-%	0.0%*
*	Less than 0.05%

Schwab International Equity ETFs
Financial Notes (continued)
4. Affiliates and Affiliated Transactions (continued):
The funds may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2016, each fund's total aggregate security transactions with other Schwab funds as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab International Equity ETF	$43,151,313	($8,859,514)
Schwab International Small-Cap Equity ETF	37,425,772	2,566,228
Schwab Emerging Markets Equity ETF	6,981,973	(2,047,354)
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.
The professional fees related to foreign withholding tax claims discussed in financial note 2 were non-routine expenses. However, the investment adviser agreed to pay these professional fees for this reporting period, subject to reimbursement by the funds to the extent the funds are able to successfully recover taxes withheld.
5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.
6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
7. Borrowing from Banks:
Prior to October 8, 2015, the funds had access to an uncommitted line of credit of $100 million with State Street. Effective October 8, 2015, the previous line of credit was terminated and the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. There were no borrowings from any of the lines of credit during the period. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

Schwab International Equity ETFs
Financial Notes (continued)
8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The funds invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at August 31, 2016 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2016, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Contract Values	Number of Contracts
Schwab International Equity ETF	$13,425,150	162
Schwab Emerging Markets Equity ETF	2,721,590	66
9. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2016, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab International Equity ETF	$388,742,996	$255,783,547
Schwab International Small-Cap Equity ETF	172,872,508	153,889,662
Schwab Emerging Markets Equity ETF	506,424,249	149,928,805
10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of a fund.
The in-kind transactions for the period ended August 31, 2016 were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab International Equity ETF	$1,985,668,852	—
Schwab International Small-Cap Equity ETF	168,387,463	18,898,529
Schwab Emerging Markets Equity ETF	230,083,912	—
For the period ended August 31, 2016, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds' tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended August 31, 2016 are disclosed in the funds' Statements of Operations, if any.

Schwab International Equity ETFs
Financial Notes (continued)
11. Federal Income Taxes
As of August 31, 2016, the components of distributable earnings on a tax-basis were as follows:
	Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
Undistributed ordinary income	$133,989,715	$14,608,342	$40,301,172
Undistributed long-term capital gains	—	—	—
Unrealized appreciation	479,484,752	94,571,699	199,831,355
Unrealized depreciation	(514,646,800)	(73,357,973)	(218,291,351)
Other unrealized appreciation (depreciation)	(221,899)	(15,298)	(1,906,527)
Net unrealized appreciation (depreciation)	(35,383,947)	21,198,428	(20,366,523)
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in Passive Foreign Investment Companies (PFIC).
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2016, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
August 31, 2019	$2,345,874	$215,545	$1,091,404
No expiration*	180,861,261	50,875,015	164,638,143
Total	$183,207,135	$51,090,560	$165,729,547
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2016, the funds had no capital losses deferred and no capital loss carryforwards utilized.
The tax-basis components of distributions paid during the current and prior fiscal years were:
	Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
Current period distributions
Ordinary income	$105,649,560	$15,625,200	$35,546,040
Long-term capital gains	—	—	—
Prior period distributions
Ordinary income	79,192,160	9,800,110	32,001,840
Long-term capital gains	—	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

Schwab International Equity ETFs
Financial Notes (continued)
11. Federal Income Taxes (continued):
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of August 31, 2016, the funds made the following reclassifications:
	Schwab International Equity ETF	Schwab International Small-Cap Equity ETF	Schwab Emerging Markets Equity ETF
Capital shares	$—	$5,911,675	$—
Undistributed net investment income	7,013	1,086,156	(459,254)
Net realized gains and losses	(7,013)	(6,997,831)	459,254
For the period ended August 31, 2016, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 10) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:
Schwab International Small-Cap Equity ETF
$6,386,459
As of August 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds' financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2016, the funds did not incur any interest or penalties.
12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab International Equity ETF
Schwab International Small-Cap Equity ETF
Schwab Emerging Markets Equity ETF
In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF (three of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at August 31, 2016, the results of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2016

Other Federal Tax Information (unaudited)
The funds may elect to pass on the benefits of the foreign tax credit to its shareholders for the period ended August 31, 2016, and the respective foreign source income on the funds as follows:
	Foreign Tax Credit	Foreign Source Income
Schwab International Equity ETF	$14,107,274	$169,831,242
Schwab International Small-Cap Equity ETF	1,496,293	17,724,097
Schwab Emerging Markets Equity ETF	5,526,469	52,300,370
For the period ended August 31, 2016, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amount for use in preparing their 2016 income tax return.
Schwab International Equity ETF	$109,938,353
Schwab International Small-Cap Equity ETF	12,054,140
Schwab Emerging Markets Equity ETF	25,890,536

Other Information (unaudited)
Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of August 31, 2016
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of each fund, was at a discount or premium to such fund's daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund's NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and can not be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points
Schwab International Equity ETF
Commencement of trading
11/3/09 through 8/31/16	657	550	152	11	222	78	28	2
Schwab International Small-Cap Equity ETF
Commencement of trading
1/14/10 through 8/31/16	533	641	198	3	175	71	29	5
Schwab Emerging Markets Equity ETF
Commencement of trading
1/14/10 through 8/31/16	459	481	272	19	265	107	46	8

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (Board or Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in part, to considering whether to renew the investment advisory agreement (Agreement) between Schwab Strategic Trust (Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF (Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives extensive data provided by an independent provider of investment company data and an independent accounting firm. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on May 9, 2016 and June 1, 2016, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 1, 2016. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;
3.	each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to the Funds’ portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees also considered Schwab’s reputation in connection with the OneSource exchange-traded fund offering and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and relevant indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category and the selection criteria. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s operating expense ratio, in each case in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees noted that each Fund’s operating expense ratio was well below the average operating expense ratio charged by other funds in its peer group. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses together with certain commentary thereon from an independent accounting firm. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the
Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers
The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	108	Director, The Charles Schwab Corporation (2008 – present)

Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary
144A securities  These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
American Depositary Receipt (ADR)  U.S. dollar-denominated receipts issued by U.S. banks or trust companies that represent shares of foreign-based corporations.
ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Months Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
European Depositary Receipt (EDR)  A negotiable security (receipt) that is issued by a European bank, and that represents shares of foreign-based corporations.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE Developed ex-US Index  An index comprised of approximately 85% large-cap stocks and 15% mid-cap stocks from more than 20 developed markets, excluding the US. This index defines the large- and mid-cap stocks as approximately the top 90% of the eligible universe. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
FTSE Developed Small Cap ex-US Liquid Index  An index comprised of small-cap companies in developed countries excluding the United States, as defined by the index provider. The index defines the small-cap universe as approximately the bottom 10% of the eligible universe with a minimum free float capitalization of $150 million. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
FTSE Emerging Index  An index comprised of large- and mid-cap companies in emerging countries, as defined by the index provider. The index defines the large and mid-cap universe as approximately the top 90% of the eligible universe. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
Global Depositary Receipt (GDR)  A negotiable security (receipt) that is issued by a foreign bank, and that represents shares of foreign-based corporations.
gross domestic product (GDP)  The output of goods and services produced by labor and property located in the United States.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding. Free-float market capitalization is a variation of market capitalization that only includes shares generally available to the public, and excludes shares of a company held by entities such as the government. Modified market capitalization weighting represents a mix between conventional market capitalization weighting and equal weighting.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index  A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
Russell 2000 Index  An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab ETF™ direct investors:    1-800-435-4000
© 2016 Schwab ETFs. All rights reserved.

Notes

Schwab ETFs™ are designed to be low-cost, diversified investments which follow broad market indices and provide exposure to specific segments of the market. These ETFs can serve as part of the foundation of a diversified portfolio. The list to the right shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.csimfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.
Schwab ETFs™
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Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend Equity ETF™
Schwab U.S. REIT ETF™
International ETFs
Schwab International Equity ETF™
Schwab International Small-Cap Equity ETF™
Schwab Emerging Markets Equity ETF™
Fixed Income ETFs
Schwab U.S. TIPS ETF™
Schwab Short-Term U.S. Treasury ETF™
Schwab Intermediate-Term U.S. Treasury ETF™
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Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
    Index ETF
*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs™
1-877-824-5615
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2016 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR57933-06
00179040

Annual report dated August 31, 2016, enclosed.
Schwab U.S. Equity ETFs

Schwab U.S. Broad Market ETF™
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap
Growth ETF™
Schwab U.S. Large-Cap
Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend
Equity ETF™

This wrapper is not part of the shareholder report.

Schwab U.S. Equity ETFs
Annual Report
August 31, 2016
Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap
Growth ETF
Schwab U.S. Large-Cap
Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend
Equity ETF

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Condensed Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
Total Returns for the 12 Months Ended August 31, 2016
Schwab U.S. Broad Market ETF (Ticker Symbol: SCHB)
Market Price Return[1]	11.31%
NAV Return[1]	11.35%
Dow Jones U.S. Broad Stock Market Index	11.42%
ETF Category: Morningstar Large Blend[2]	10.88%
Performance Details	pages 8-9

Schwab U.S. Large-Cap ETF (Ticker Symbol: SCHX)
Market Price Return[1]	11.66%
NAV Return[1]	11.66%
Dow Jones U.S. Large-Cap Total Stock Market Index	11.73%
ETF Category: Morningstar Large Blend[2]	10.88%
Performance Details	pages 10-11

Schwab U.S. Large-Cap Growth ETF (Ticker Symbol: SCHG)
Market Price Return[1]	7.52%
NAV Return[1]	7.56%
Dow Jones U.S. Large-Cap Growth Total Stock Market Index	7.59%
ETF Category: Morningstar Large Growth[2]	8.29%
Performance Details	pages 12-13

Schwab U.S. Large-Cap Value ETF (Ticker Symbol: SCHV)
Market Price Return[1]	15.59%
NAV Return[1]	15.70%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	15.84%
ETF Category: Morningstar Large Value[2]	15.17%
Performance Details	pages 14-15
Total Returns for the 12 Months Ended August 31, 2016
Schwab U.S. Mid-Cap ETF (Ticker Symbol: SCHM)
Market Price Return[1]	8.84%
NAV Return[1]	8.94%
Dow Jones U.S. Mid-Cap Total Stock Market Index	8.93%
ETF Category: Morningstar Mid-Cap Blend[2]	7.59%
Performance Details	pages 16-17

Schwab U.S. Small-Cap ETF (Ticker Symbol: SCHA)
Market Price Return[1]	8.91%
NAV Return[1]	8.89%
Dow Jones U.S. Small-Cap Total Stock Market Index	8.89%
ETF Category: Morningstar Small Blend[2]	8.24%
Performance Details	pages 18-19

Schwab U.S. Dividend Equity ETF (Ticker Symbol: SCHD)
Market Price Return[1]	19.95%
NAV Return[1]	19.89%
Dow Jones U.S. Dividend 100TM Index	20.07%
ETF Category: Morningstar Large Value[2]	15.17%
Performance Details	pages 20-21
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones Indices are products of S& P Dow Jones Indices LLC and/or its affiliates, and have been licensed for use by CSIM. The Schwab U.S. Equity ETFs, based on their respective Dow Jones Indices are not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such products.
[1]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
2Schwab U.S. Equity ETFs

From the President
Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.
Dear Shareholder,
Over the 12-month reporting period ended August 31, 2016, the Schwab U.S. Equity ETFs (the funds) generated strong returns even as concerns mounted that the seven-year bull market wouldn’t extend for another year. For the period, each of the Funds generated positive results and tracked their respective indexes, with four of the funds producing double-digit returns.
Some investors may have failed to benefit from stocks’ rally in recent months because they pulled money out of the market. Investors withdrew over $50 billion from stock funds in the first half of the year before making July the worst month for stock fund outflows in six years. Coming into the reporting period, many investors were skeptical that stocks could keep rising in light of slowing growth overseas, currency devaluations in China, and the prospect of the first interest-rate increases in the U.S. in nearly a decade. Yet, U.S. stocks continued to reach new records, even as the outlook was further clouded by the United Kingdom’s unexpected decision to exit the European Union in June (also known as Brexit).
At Charles Schwab Investment Management, we believe it’s important for investors to stay on track with their long-term investing plans and ignore the noise created by news headlines. While it can be beneficial to tweak portfolio allocations at times as the outlook changes, more dramatic moves may increase the consequences for being wrong.
Asset Class Performance Comparison % returns during the 12 months ended 8/31/2016

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Past performance is not an indication of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Schwab U.S. Equity ETFs3

From the President continued

Over the 12-month reporting period ended August 31, 2016, the Schwab U.S. Equity ETFs (the funds) generated strong returns even as concerns mounted that the seven-year bull market wouldn’t extend for another year.

Instead, we believe investors should focus on the things they can control, like the costs related to their investments. The Schwab U.S. Equity ETFs are available at some of the lowest operating expense ratios in the industry. We recognize that investor dollars that go toward paying fees are dollars that aren’t being invested and enjoying the benefits of compounding over time. That’s why we are committed to providing our clients with low-cost ETFs that help their investment dollars to go further.
Thank you for investing with Charles Schwab Investment Management, and for trusting us to help you achieve your financial goals. For more information about the Schwab U.S. Equity ETFs, please continue reading this report, or you can find further details about the funds by visiting our website at www.csimfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,

4Schwab U.S. Equity ETFs

The Investment Environment
Over the 12-month reporting period ended August 31, 2016, most U.S. equity markets generated positive returns despite beginning 2016 with one of the worst starts to a year in more than two decades. Better-than-expected second quarter corporate earnings reports and relatively stable economic growth helped stocks to rebound toward the end of the reporting period, with several indexes reaching record highs. The S&P 500® Index, a bellwether for the overall U.S. stock market, returned 12.55%, while the Dow Jones U.S. Mid-Cap Total Stock Market Index and the Dow Jones U.S. Small-Cap Total Stock Market Index returned 8.93% and 8.89%, respectively. Outside the U.S., the MSCI EAFE Index (Net), a broad measure of developed international equity performance, returned -0.12%, while the MSCI Emerging Markets Index (Net) returned 11.83%.
U.S. economic data was relatively strong despite several weak measurements during the reporting period. New housing starts fell in October and January, but trended generally upwards for the second half of the 12 months. Disposable personal income improved each month and U.S. real gross domestic product grew in both of the first two quarters of 2016, while consumer spending rose in April, May, June and July. U.S. nonfarm payroll employment numbers met or exceeded expectations for most of the reporting period, though dropped sharply in May, and U.S. manufacturing reversed its downward trend to rebound in the last months of the reporting period. At the same time, however, U.S. retail sales came in unchanged and U.S. producer prices fell in July, despite expectations of growth in both areas. Additionally, the index used by the Institute for Supply Management showed U.S. manufacturing activity contracted in August from the month prior, and August nonfarm payroll numbers came in below expectations. Despite these uneven measurements, the relatively stable U.S. economy generally supported U.S. stocks, especially toward the end of the reporting period.
Interest rate policy in the U.S. remained a source of uncertainty over the reporting period. The Federal Reserve (Fed) raised the federal funds rate in December 2015 to a range of 0.25% to 0.50%, the first short-term interest rate increase in almost 10 years. At that time, expectations were for four additional rate increases in 2016, but challenges in both the U.S. and abroad caused projections to change several times over the remainder of the reporting period. China’s decelerating economy and overall lackluster global growth played a role in this uncertainty, as did fluctuating oil and commodity prices and inconsistent U.S. economic data. Further complicating the Fed’s decision was the United Kingdom’s unexpected vote in June to leave the European Union, also known as Brexit. These results shook markets globally, sending stocks downward and causing the British pound to depreciate by more than 7%. With the resulting heightened volatility and uncertainty, the Fed again left rates unchanged in July. However, Fed officials also noted that they believed the near-term risks to the economy had receded, increasing the chances of a short-term rate hike by the end of 2016.
While moves toward tighter monetary policy in the U.S. stalled over the reporting period, many other countries’ central banks maintained or increased accommodative policy measures to combat struggling economic growth. Both the Bank of Japan (BOJ) and the European Central Bank (ECB) expanded their bond buying programs and lowered key interest rates over the 12 months, with the BOJ entering negative rate territory. The ECB also launched a plan to provide cheap funding for European banks, enabling these banks to increase lending to both consumers and corporations. Following the June Brexit vote, the Bank of England increased accommodative measures by cutting its benchmark rate and announcing an expanded stimulus package. The continued divergence in policies between the Fed and central banks outside the U.S. contributed to currency fluctuations and market movements, while also highlighting the relative strength of the U.S. economy.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views and portfolio holdings may have changed since the report date.
Schwab U.S. Equity ETFs5

The Investment Environment continued
From a sector perspective, the Telecommunication Services and the Utilities sectors were two of the better performers. Dividend-paying stocks remained appealing to many investors seeking yield in the current low interest rate environment, and with heightened market volatility, demand increased for securities in these traditionally defensive sectors. By comparison, the Health Care and Energy sectors underperformed for the reporting period. The Affordable Care Act continued to cause challenges and uncertainty for many companies in the Health Care sector, while sharply fluctuating oil and commodity prices early in the reporting period weighed on Energy sector returns.
6Schwab U.S. Equity ETFs

Fund Management
Agnes Hong, CFA, Vice President and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent more than three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for more than four years as a senior financial analyst with Union Bank of California.

Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.
Schwab U.S. Equity ETFs7

Schwab U.S. Broad Market ETF
The Schwab U.S. Broad Market ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Broad Stock Market Index (the index). The index includes the largest 2,500 publicly traded U.S. companies for which pricing information is readily available. The index is a float-adjusted market capitalization weighted index that reflects the shares of securities actually available to investors in the marketplace. The fund invests in a representative sample of securities included in the index that, when taken together, are expected to perform similarly to the index as a whole. Due to the use of representative sampling, the fund may not hold all of the securities in the index.
Market Highlights. U.S. stocks performed well over the reporting period, with several indexes reaching record highs toward the end of the 12 months. The Federal Reserve (Fed) increased the federal funds rate in December 2015 for the first time in almost 10 years, but uncertain global growth and inconsistent economic data domestically caused the Fed to hold off on additional rate increases during the reporting period. Fluctuating oil prices and China’s decelerating economy weighed on U.S. stocks in the first half of the reporting period, and the United Kingdom’s unexpected decision in June to leave the European Union, also known as Brexit, immediately triggered a sharp selloff in global equity markets. However, solid manufacturing activity, upbeat second-quarter earnings reports, and strong housing data and job numbers helped U.S. stock markets to rebound. Within the index, stocks in the Telecommunication Services and Utilities sectors were among the better performers, while stocks in the Energy and Health Care sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2016, the fund closely tracked the index. The fund’s market price return was 11.31% and its NAV return was 11.35%. The index returned 11.42% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The Health Care sector was the smallest contributor to the performance of both the index and the fund, representing an average weight of approximately 14% of the fund’s investments and returning approximately 3%. The Health Care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies, as well as companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. One example from this sector is Gilead Sciences, Inc., a research-based biopharmaceutical company. The fund’s holdings of Gilead Sciences, Inc. returned approximately -24% for the reporting period. The Energy sector was another small contributor to overall fund performance. Energy stocks represented an average weight of approximately 6% of the fund’s investments and returned approximately 5% for the reporting period.
The Information Technology sector, which includes companies that offer software and information technology services, as well as manufacturers and distributors of technology hardware and equipment, contributed the most to the fund’s total return, and to the return of the index. Information Technology stocks represented an average weight of approximately 20% of the fund’s investments and returned approximately 18%. One example from this sector is Microsoft Corp., a technology company. The fund’s holdings of Microsoft Corp. returned approximately 36% for the 12-month reporting period. The Industrials sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 11% of the fund’s investments and returning approximately 16%.
As of 08/31/16:
Statistics
Number of Holdings	1,996
Weighted Average Market Cap (millions)	$120,100
Price/Earnings Ratio (P/E)	28.5
Price/Book Ratio (P/B)	2.7
Portfolio Turnover Rate[1]	5%
Sector Weightings % of Investments
Information Technology	20.2%
Financials	17.8%
Health Care	14.0%
Consumer Discretionary	12.8%
Industrials	10.4%
Consumer Staples	8.9%
Energy	6.4%
Materials	3.3%
Utilities	3.3%
Telecommunication Services	2.4%
Other	0.5%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Apple, Inc.	2.5%
Microsoft Corp.	2.0%
Exxon Mobil Corp.	1.6%
Johnson & Johnson	1.4%
Amazon.com, Inc.	1.3%
Facebook, Inc., Class A	1.3%
General Electric Co.	1.2%
Berkshire Hathaway, Inc., Class B	1.2%
AT&T, Inc.	1.1%
JPMorgan Chase & Co.	1.1%
Total	14.7%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
8Schwab U.S. Equity ETFs

Schwab U.S. Broad Market ETF
Performance and Fund Facts as of 08/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
November 3, 2009 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Broad Market ETF (11/3/09)
Market Price Return[2]	11.31%	14.43%	13.87%
NAV Return[2]	11.35%	14.41%	13.88%
Dow Jones U.S. Broad Stock Market Index	11.42%	14.42%	13.90%
ETF Category: Morningstar Large Blend[3]	10.88%	14.12%	13.17%
Fund Expense Ratio4: 0.03%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Broad Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Broad Market ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (11/3/09) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab U.S. Equity ETFs9

Schwab U.S. Large-Cap ETF
The Schwab U.S. Large-Cap ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Total Stock Market Index (the index). The index includes the large-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index comprises the components ranked 1–750 by full market capitalization. The index is a float-adjusted market capitalization weighted index. The fund will generally give the same weight to a given stock as does the index.
Market Highlights. U.S. stocks performed well over the reporting period, with several indexes reaching record highs toward the end of the 12 months. The Federal Reserve (Fed) increased the federal funds rate in December 2015 for the first time in almost 10 years, but uncertain global growth and inconsistent economic data domestically caused the Fed to hold off on additional rate increases during the reporting period. Fluctuating oil prices and China’s decelerating economy weighed on U.S. stocks in the first half of the reporting period, and the United Kingdom’s unexpected decision in June to leave the European Union, also known as Brexit, immediately triggered a sharp selloff in global equity markets. However, solid manufacturing activity, upbeat second-quarter earnings reports, and strong housing data and job numbers helped U.S. stock markets to rebound. Within the index, stocks in the Telecommunication Services and Utilities sectors were among the better performers, while stocks in the Health Care and Energy sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2016, the fund closely tracked the index. Both the fund’s market price return and its NAV return were 11.66%, while the index returned 11.73% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The Health Care sector was the smallest contributor to the performance of both the index and the fund, representing an average weight of approximately 14% of the fund’s investments and returning approximately 4%. The Health Care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies, as well as companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. One example from this sector is Gilead Sciences, Inc., a research-based biopharmaceutical company. The fund’s holdings of Gilead Sciences, Inc. returned approximately -24% for the reporting period. The Energy sector was another small contributor to overall fund performance. Energy stocks represented an average weight of approximately 7% of the fund’s investments and returned approximately 6% for the reporting period.
The Information Technology sector, which includes companies that offer software and information technology services, as well as manufacturers and distributors of technology hardware and equipment, contributed the most to the fund’s total return, and to the return of the index. Information Technology stocks represented an average weight of approximately 20% of the fund’s investments and returned approximately 18%. One example from this sector is Microsoft Corp., a technology company. The fund’s holdings of Microsoft Corp. returned approximately 36% for the 12-month reporting period. The Consumer Staples sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 10% of the fund’s investments and returning approximately 18%.
As of 08/31/16:
Statistics
Number of Holdings	745
Weighted Average Market Cap (millions)	$134,386
Price/Earnings Ratio (P/E)	25.7
Price/Book Ratio (P/B)	2.7
Portfolio Turnover Rate[1]	4%
Sector Weightings % of Investments
Information Technology	20.7%
Financials	16.8%
Health Care	14.3%
Consumer Discretionary	12.8%
Industrials	10.0%
Consumer Staples	9.6%
Energy	6.6%
Utilities	3.2%
Materials	3.0%
Telecommunication Services	2.6%
Other	0.4%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Apple, Inc.	2.8%
Microsoft Corp.	2.2%
Exxon Mobil Corp.	1.8%
Johnson & Johnson	1.6%
Amazon.com, Inc.	1.4%
Facebook, Inc., Class A	1.4%
General Electric Co.	1.4%
Berkshire Hathaway, Inc., Class B	1.4%
AT&T, Inc.	1.2%
JPMorgan Chase & Co.	1.2%
Total	16.4%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
10Schwab U.S. Equity ETFs

Schwab U.S. Large-Cap ETF
Performance and Fund Facts as of 08/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
November 3, 2009 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Large-Cap ETF (11/3/09)
Market Price Return[2]	11.66%	14.44%	13.68%
NAV Return[2]	11.66%	14.44%	13.68%
Dow Jones U.S. Large-Cap Total Stock Market Index	11.73%	14.51%	13.77%
ETF Category: Morningstar Large Blend[3]	10.88%	14.12%	13.17%
Fund Expense Ratio4: 0.03%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Large-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Large-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (11/3/09) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab U.S. Equity ETFs11

Schwab U.S. Large-Cap Growth ETF
The Schwab U.S. Large-Cap Growth ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Growth Total Stock Market Index (the index). The index includes the large-cap growth portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 1-750 by full market capitalization and that are classified as “growth” based on a number of factors. The index is a float-adjusted market capitalization weighted index. The fund will generally give the same weight to a given stock as does the index.
Market Highlights. U.S. large-cap growth stocks performed well over the reporting period. The Federal Reserve (Fed) increased the federal funds rate in December 2015 for the first time in almost 10 years, but uncertain global growth and inconsistent economic data domestically caused the Fed to hold off on additional rate increases during the reporting period. Fluctuating oil prices and China’s decelerating economy weighed on U.S. stocks in the first half of the reporting period, and the United Kingdom’s unexpected decision in June to leave the European Union, also known as Brexit, immediately triggered a sharp selloff in global equity markets. However, solid manufacturing activity, upbeat second-quarter earnings reports, and strong housing data and job numbers helped U.S. stock markets to rebound. Within the index, stocks in the Information Technology and Financials sectors were among the better performers, while stocks in the Health Care and Energy sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2016, the fund closely tracked the index. The fund’s market price return was 7.52% and its NAV return was 7.56%. The index returned 7.59% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The Health Care sector was the only detractor from the performance of both the index and the fund over the reporting period, representing an average weight of approximately 17% of the fund’s investments and returning approximately -3%. The Health Care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies, as well as companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. One example from this sector is Gilead Sciences, Inc., a research-based biopharmaceutical company. The fund’s holdings of Gilead Sciences, Inc. returned approximately -24% for the reporting period. The Utilities sector did not detract from the performance of the fund, but was the smallest contributor to overall fund performance. Utilities stocks represented an average weight of less than 1% of the fund’s investments and returned approximately 9% for the reporting period.
The Information Technology sector, which includes companies that offer software and information technology services, as well as manufacturers and distributors of technology hardware and equipment, contributed the most to the fund’s total return, and to the return of the index. Information Technology stocks represented an average weight of approximately 28% of the fund’s investments and returned approximately 13% for the reporting period. One example from this sector is Facebook, Inc., a company that builds products that enable people to connect and share through mobile devices and personal computers. The fund’s Class A share holdings of Facebook, Inc. returned approximately 41% for the 12-month reporting period. The Consumer Discretionary sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 20% of the fund’s investments and returning approximately 8%.
As of 08/31/16:
Statistics
Number of Holdings	413
Weighted Average Market Cap (millions)	$137,929
Price/Earnings Ratio (P/E)	29.3
Price/Book Ratio (P/B)	3.7
Portfolio Turnover Rate[1]	7%
Sector Weightings % of Investments
Information Technology	28.4%
Consumer Discretionary	19.4%
Health Care	16.8%
Financials	12.0%
Industrials	10.6%
Energy	4.6%
Consumer Staples	4.4%
Materials	2.7%
Telecommunication Services	0.4%
Utilities	0.1%
Other	0.6%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Apple, Inc.	5.9%
Amazon.com, Inc.	3.0%
Facebook, Inc., Class A	3.0%
Berkshire Hathaway, Inc., Class B	2.9%
Alphabet, Inc., Class A	2.4%
Alphabet, Inc., Class C	2.3%
The Home Depot, Inc.	1.7%
Comcast Corp., Class A	1.6%
Visa, Inc., Class A	1.6%
The Walt Disney Co.	1.4%
Total	25.8%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
12Schwab U.S. Equity ETFs

Schwab U.S. Large-Cap Growth ETF
Performance and Fund Facts as of 08/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
December 11, 2009 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Large-Cap Growth ETF (12/11/09)
Market Price Return[2]	7.52%	14.80%	13.54%
NAV Return[2]	7.56%	14.81%	13.54%
Dow Jones U.S. Large-Cap Growth Total Stock Market Index	7.59%	14.90%	13.65%
ETF Category: Morningstar Large Growth[3]	8.29%	15.13%	13.76%
Fund Expense Ratio4: 0.06%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Large-Cap Growth Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Large-Cap Growth ETF is not sponsored, endorsed, sold or promoted by S& P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (12/11/09) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab U.S. Equity ETFs13

Schwab U.S. Large-Cap Value ETF
The Schwab U.S. Large-Cap Value ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Large-Cap Value Total Stock Market Index (the index). The index includes the large-cap value portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 1-750 by full market capitalization and that are classified as “value” based on a number of factors. The index is a float-adjusted market capitalization weighted index. The fund will generally give the same weight to a given stock as does the index.
Market Highlights. U.S. large-cap value stocks performed well over the 12-month reporting period. The Federal Reserve (Fed) increased the federal funds rate in December 2015 for the first time in almost 10 years, but uncertain global growth and inconsistent economic data domestically caused the Fed to hold off on additional rate increases during the reporting period. Fluctuating oil prices and China’s decelerating economy weighed on U.S. stocks in the first half of the reporting period, and the United Kingdom’s unexpected decision in June to leave the European Union, also known as Brexit, immediately triggered a sharp selloff in global equity markets. However, solid manufacturing activity, upbeat second-quarter earnings reports, and strong housing data and job numbers helped U.S. stock markets to rebound. Within the index, stocks in the Information Technology and Industrials sectors were among the better performers, while stocks in the Financials and Consumer Discretionary sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2016, the fund generally tracked the index. The fund’s market price return was 15.59% and its NAV return was 15.70%, while the index returned 15.84% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The Consumer Discretionary sector was the smallest contributor to the performance of the fund, representing an average weight of approximately 7% of the fund’s investments and returning approximately 7%. The Consumer Discretionary sector includes businesses in both manufacturing and service. One example from this sector is Macy’s, Inc., an omnichannel retail company. The fund’s holdings of Macy’s, Inc. returned approximately -36% for the reporting period. The Materials sector was another small contributor to overall fund performance. Materials stocks represented an average weight of approximately 3% of the fund’s investments and returned approximately 20% for the reporting period.
The Information Technology sector, which includes companies that offer software and information technology services, as well as manufacturers and distributors of technology hardware and equipment, contributed the most to the fund’s total return, and to the return of the index. Information Technology stocks represented an average weight of approximately 13% of the fund’s investments and returned approximately 28% for the reporting period. One example from this sector is Microsoft Corp., a technology company. The fund’s holdings of Microsoft Corp. returned approximately 36% for the 12-month reporting period. The Consumer Staples sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 14% of the fund’s investments and returning approximately 21%.
As of 08/31/16:
Statistics
Number of Holdings	333
Weighted Average Market Cap (millions)	$131,230
Price/Earnings Ratio (P/E)	23.2
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate[1]	6%
Sector Weightings % of Investments
Financials	21.3%
Consumer Staples	14.5%
Information Technology	13.6%
Health Care	11.8%
Industrials	9.4%
Energy	8.4%
Consumer Discretionary	6.7%
Utilities	6.2%
Telecommunication Services	4.7%
Materials	3.3%
Other	0.1%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Microsoft Corp.	4.3%
Exxon Mobil Corp.	3.4%
Johnson & Johnson	3.1%
General Electric Co.	2.7%
AT&T, Inc.	2.4%
JPMorgan Chase & Co.	2.3%
Wells Fargo & Co.	2.2%
The Procter & Gamble Co.	2.2%
Verizon Communications, Inc.	2.0%
Pfizer, Inc.	2.0%
Total	26.6%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
14Schwab U.S. Equity ETFs

Schwab U.S. Large-Cap Value ETF
Performance and Fund Facts as of 08/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
December 11, 2009 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Large-Cap Value ETF (12/11/09)
Market Price Return[2]	15.59%	13.98%	12.19%
NAV Return[2]	15.70%	13.96%	12.20%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	15.84%	14.09%	12.36%
ETF Category: Morningstar Large Value[3]	15.17%	14.02%	12.80%
Fund Expense Ratio4: 0.06%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Large-Cap Value Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Large-Cap Value ETF is not sponsored, endorsed, sold or promoted by S& P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (12/11/09) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab U.S. Equity ETFs15

Schwab U.S. Mid-Cap ETF
The Schwab U.S. Mid-Cap ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Mid-Cap Total Stock Market Index (the index). The index includes the mid-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 501–1,000 by full market capitalization. The index is a float-adjusted market capitalization weighted index. The fund will generally give the same weight to a given security as does the index.
Market Highlights. U.S. mid-cap stocks performed well over the reporting period. The Federal Reserve (Fed) increased the federal funds rate in December 2015 for the first time in almost 10 years, but uncertain global growth and inconsistent economic data domestically caused the Fed to hold off on additional rate increases during the reporting period. Fluctuating oil prices and China’s decelerating economy weighed on U.S. stocks in the first half of the reporting period, and the United Kingdom’s unexpected decision in June to leave the European Union, also known as Brexit, immediately triggered a sharp selloff in global equity markets. However, solid manufacturing activity, upbeat second-quarter earnings reports, and strong housing data and job numbers helped U.S. stock markets to rebound. Within the index, stocks in the Utilities and Materials sectors were among the better performers, while stocks in the Energy and Health Care sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2016, the fund closely tracked the index. The fund’s market price return was 8.84% and its NAV return was 8.94%, while the index returned 8.93% during the same period.
Contributors and Detractors. The Health Care sector was the largest detractor from the performance of the fund, representing an average weight of approximately 10% of the fund’s investments and returning approximately -3%. The Health Care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies, as well as companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. One example from this sector is Community Health Systems, Inc., an operator of general acute care hospitals in communities. The fund’s holdings of Community Health Systems, Inc. returned approximately -76% for the reporting period. The Energy sector was another detractor from overall fund performance. Energy stocks represented an average weight of approximately 5% of the fund’s investments and returned approximately -12% for the reporting period.
The Financials sector, which includes companies involved in banking, finance, asset management, real estate companies, and real estate investment trusts (REITs), contributed the most to the fund’s total return, and to the return of the index. Financials stocks represented an average weight of approximately 26% of the fund’s investments and returned approximately 14% for the reporting period. One example from this sector is Realty Income Corp., a REIT engaged in portfolio management, asset management, in-house acquisition, credit research, real estate research, legal, finance and accounting, information technology, and capital markets capabilities. The fund’s holdings of Realty Income Corp. returned approximately 53% for the 12-month reporting period. The Utilities sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 6% of the fund’s investments and returning approximately 26%.
As of 08/31/16:
Statistics
Number of Holdings	486
Weighted Average Market Cap (millions)	$7,046
Price/Earnings Ratio (P/E)	59.5
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate[1]	21%
Sector Weightings % of Investments
Financials	26.6%
Industrials	15.6%
Information Technology	13.9%
Consumer Discretionary	13.8%
Health Care	9.7%
Materials	5.7%
Utilities	5.7%
Energy	4.6%
Consumer Staples	2.9%
Telecommunication Services	0.4%
Other	1.1%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Willis Towers Watson plc	0.7%
Realty Income Corp.	0.7%
Ulta Salon, Cosmetics & Fragrance, Inc.	0.6%
DENTSPLY SIRONA, Inc.	0.6%
Medivation, Inc.	0.6%
American Water Works Co., Inc.	0.5%
Acuity Brands, Inc.	0.5%
Global Payments, Inc.	0.5%
SL Green Realty Corp.	0.5%
Masco Corp.	0.5%
Total	5.7%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
16Schwab U.S. Equity ETFs

Schwab U.S. Mid-Cap ETF
Performance and Fund Facts as of 08/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
January 13, 2011 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Mid-Cap ETF (1/13/11)
Market Price Return[2]	8.84%	14.63%	11.84%
NAV Return[2]	8.94%	14.66%	11.84%
Dow Jones U.S. Mid-Cap Total Stock Market Index	8.93%	14.71%	11.89%
ETF Category: Morningstar Mid-Cap Blend[3]	7.59%	13.26%	10.51%
Fund Expense Ratio4: 0.07%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Mid-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Mid-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (1/13/11) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab U.S. Equity ETFs17

Schwab U.S. Small-Cap ETF
The Schwab U.S. Small-Cap ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Small-Cap Total Stock Market Index (the index). The index includes the small-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The index includes the components ranked 751- 2,500 by full market capitalization. The index is a float-adjusted market capitalization weighted index. The fund will generally give the same weight to a given stock as does the index.
Market Highlights. U.S. small-cap stocks generated positive returns over the reporting period. The Federal Reserve (Fed) increased the federal funds rate in December 2015 for the first time in almost 10 years, but uncertain global growth and inconsistent economic data domestically caused the Fed to hold off on additional rate increases during the reporting period. Fluctuating oil prices and China’s decelerating economy weighed on U.S. stocks in the first half of the reporting period, and the United Kingdom’s unexpected decision in June to leave the European Union, also known as Brexit, immediately triggered a sharp selloff in global equity markets. However, solid manufacturing activity, upbeat second-quarter earnings reports, and strong housing data and job numbers helped U.S. stock markets to rebound. Within the index, stocks in the Utilities and Materials sectors were among the better performers, while stocks in the Health Care and Energy sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2016, the fund closely tracked the index. The fund’s market price return was 8.91% and its NAV return was 8.89%, while the index returned 8.89% during the same period.
Contributors and Detractors. The Financials sector, which includes companies involved in banking, finance, asset management, real estate companies, and real estate investment trusts (REITs), contributed the most to the fund’s total return, and to the return of the index. Financials stocks represented an average weight of approximately 27% of the fund’s investments and returned approximately 15% for the reporting period. One example from this sector is MarketAxess Holdings Inc., an electronic trading platform. The fund’s holdings of MarketAxess Holdings Inc. returned approximately 88% for the 12-month reporting period. The Information Technology sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 16% of the fund’s investments and returning approximately 16%.
The Health Care sector was the largest detractor from the performance of the fund, representing an average weight of approximately 13% of the fund’s investments and returning approximately -8%. The Health Care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies, as well as companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. One example from this sector is bluebird bio, Inc., a biotechnology company. The fund’s holdings of bluebird bio, Inc. returned approximately -63% for the reporting period. The Energy sector was another detractor from overall fund performance. Energy stocks represented an average weight of approximately 4% of the fund’s investments and returned approximately -6% for the reporting period.
As of 08/31/16:
Statistics
Number of Holdings	1,725
Weighted Average Market Cap (millions)	$2,920
Price/Earnings Ratio (P/E)	21.8
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate[1]	11%
Sector Weightings % of Investments
Financials	26.5%
Information Technology	15.9%
Industrials	13.6%
Consumer Discretionary	12.5%
Health Care	12.0%
Materials	5.6%
Energy	4.8%
Utilities	3.4%
Consumer Staples	3.3%
Telecommunication Services	0.5%
Other	1.9%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Newfield Exploration Co.	0.3%
Teleflex, Inc.	0.3%
Huntington Ingalls Industries, Inc.	0.3%
Diamondback Energy, Inc.	0.3%
Targa Resources Corp.	0.3%
Align Technology, Inc.	0.3%
Gaming & Leisure Properties, Inc.	0.3%
Spirit Realty Capital, Inc.	0.3%
MarketAxess Holdings, Inc.	0.3%
Equity LifeStyle Properties, Inc.	0.2%
Total	2.9%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
18Schwab U.S. Equity ETFs

Schwab U.S. Small-Cap ETF
Performance and Fund Facts as of 08/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
November 3, 2009 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	5 Years	Since Inception*
Fund: Schwab U.S. Small-Cap ETF (11/3/09)
Market Price Return[2]	8.91%	13.84%	15.05%
NAV Return[2]	8.89%	13.85%	15.04%
Dow Jones U.S. Small-Cap Total Stock Market Index	8.89%	13.83%	15.09%
ETF Category: Morningstar Small Blend[3]	8.24%	13.45%	14.06%
Fund Expense Ratio4: 0.07%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Small-company stocks may be subject to greater volatility than many other asset classes.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Small-Cap Total Stock Market Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Small-Cap ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (11/3/09) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus. Effective May 2, 2016, the management fee was reduced to 0.07%. For more information, see financial note 4 or refer to the prospectus supplement dated May 2, 2016.
Schwab U.S. Equity ETFs19

Schwab U.S. Dividend Equity ETF
The Schwab U.S. Dividend Equity ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Dividend 100TM Index (the index). The 100-component index is a subset of the Dow Jones U.S. Broad Market Index, excluding REITs, master limited partnerships, preferred stocks, and convertibles. The index is modified market capitalization weighted. No single stock can represent more than 4.5% of the index, and no single sector can represent more than 25% of the index. The fund will generally give the same weight to a given stock as does the index.
Market Highlights. U.S. stocks performed well over the reporting period, with several indexes reaching record highs toward the end of the 12 months. The Federal Reserve (Fed) increased the federal funds rate in December 2015 for the first time in almost 10 years, but uncertain global growth and inconsistent economic data domestically caused the Fed to hold off on additional rate increases during the reporting period. Fluctuating oil prices and China’s decelerating economy weighed on U.S. stocks in the first half of the reporting period, and the United Kingdom’s unexpected decision in June to leave the European Union, also known as Brexit, immediately triggered a sharp selloff in global equity markets. However, solid manufacturing activity, upbeat second-quarter earnings reports, and strong housing data and job numbers helped U.S. stock markets to rebound. Within the index, stocks in the Materials and Utilities sectors were among the better performers, while stocks in the Consumer Discretionary and Financials sectors underperformed by comparison.
Performance. During the 12-month reporting period ended August 31, 2016, the fund closely tracked the index. The fund’s market price return was 19.95% and its NAV return was 19.89%, while the index returned 20.07% during the same period. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.
Contributors and Detractors. The Utilities sector, representing an average weight of less than 1% of the fund’s investments, was the smallest contributor to the performance of the fund despite returning approximately 31%. The Utilities sector includes utility companies, independent power producers, and energy traders, as well as companies that engage in generation and distribution of electricity using renewable sources. One example from this sector is Questar Corp. an integrated natural gas holding company. The fund’s holdings of Questar Corp. were the smallest contributors in this sector and returned approximately 34% for the reporting period. The Financials sector was another small contributor to overall fund performance. Financials stocks represented an average weight of approximately 2% of the fund’s investments and returned approximately 9% for the reporting period.
The Information Technology sector, which includes companies that offer software and information technology services, as well as manufacturers and distributors of technology hardware and equipment, contributed the most to the fund’s total return, and to the return of the index. Information Technology stocks represented an average weight of approximately 20% of the fund’s investments and returned approximately 28% for the reporting period. One example from this sector is Microsoft Corp., a technology company. The fund’s holdings of Microsoft Corp. returned approximately 36% for the 12-month reporting period. The Consumer Staples sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 24% of the fund’s investments and returning approximately 21%.
As of 08/31/16:
Statistics
Number of Holdings	102
Weighted Average Market Cap (millions)	$152,040
Price/Earnings Ratio (P/E)	21.5
Price/Book Ratio (P/B)	4.2
Portfolio Turnover Rate[1]	22%
Sector Weightings % of Investments
Consumer Staples	24.2%
Information Technology	23.2%
Industrials	14.8%
Energy	10.2%
Health Care	8.8%
Consumer Discretionary	8.2%
Telecommunication Services	4.4%
Financials	2.8%
Materials	2.7%
Utilities	0.6%
Other	0.1%
Total	100.0%
Top Equity Holdings % of Net Assets[2]
Microsoft Corp.	4.8%
Intel Corp.	4.7%
The Procter & Gamble Co.	4.6%
Johnson & Johnson	4.5%
Verizon Communications, Inc.	4.4%
PepsiCo, Inc.	4.3%
Pfizer, Inc.	4.3%
Chevron Corp.	4.2%
Exxon Mobil Corp.	4.2%
The Coca-Cola Co.	4.1%
Total	44.1%
Management views and portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
[2]	This list is not a recommendation of any security by the investment adviser.
20Schwab U.S. Equity ETFs

Schwab U.S. Dividend Equity ETF
Performance and Fund Facts as of 08/31/16
The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.csimfunds.com.
October 20, 2011 – August 31, 2016
Performance of Hypothetical
$10,000 Investment1

Average Annual Total Returns1
Fund and Inception Date	1 Year	3 Years	Since Inception*
Fund: Schwab U.S. Dividend Equity ETF (10/20/11)
Market Price Return[2]	19.95%	11.94%	14.69%
NAV Return[2]	19.89%	11.92%	14.69%
Dow Jones U.S. Dividend 100 Index	20.07%	12.06%	14.84%
ETF Category: Morningstar Large Value[3]	15.17%	11.40%	14.47%
Fund Expense Ratio4: 0.07%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Shares are bought and sold at market price, which may be higher or lower than the net asset value (NAV). Brokerage commissions will reduce returns.
Index ownership — Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The Dow Jones U.S. Dividend 100 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates, and has been licensed for use by CSIM. The Schwab U.S. Dividend Equity ETF is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, or any of their respective affiliates and neither S&P Dow Jones Indices LLC, Dow Jones, nor any of their respective affiliates make any representation regarding the advisability of investing in such product.
*	Inception (10/20/11) represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	ETF performance must be shown based on both a market price and NAV basis. The fund’s per share NAV is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.
Schwab U.S. Equity ETFs21

Fund Expenses (Unaudited)
Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2016 and held through August 31, 2016.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any brokerage commissions you may pay when purchasing or selling shares of a fund, or any non-routine expenses, such as proxy fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or non-routine expenses were included, your costs would have been higher.

	Expense Ratio[1] (Annualized)	Beginning Account Value at 3/1/16	Ending Account Value (Net of Expenses) at 8/31/16	Expenses Paid During Period[2] 3/1/16–8/31/16
Schwab U.S. Broad Market ETF
Actual Return	0.03%	$1,000.00	$ 1,144.30	$ 0.16
Hypothetical 5% Return	0.03%	$1,000.00	$ 1,024.95	$ 0.15
Schwab U.S. Large-Cap ETF
Actual Return	0.03%	$1,000.00	$ 1,138.20	$ 0.16
Hypothetical 5% Return	0.03%	$1,000.00	$ 1,024.95	$ 0.15
Schwab U.S. Large-Cap Growth ETF
Actual Return	0.06%	$1,000.00	$ 1,129.50	$ 0.32
Hypothetical 5% Return	0.06%	$1,000.00	$ 1,024.80	$ 0.31
Schwab U.S. Large-Cap Value ETF
Actual Return	0.06%	$1,000.00	$ 1,146.10	$ 0.32
Hypothetical 5% Return	0.06%	$1,000.00	$ 1,024.80	$ 0.31
Schwab U.S. Mid-Cap ETF
Actual Return	0.07%	$1,000.00	$ 1,167.60	$0.38
Hypothetical 5% Return	0.07%	$1,000.00	$ 1,024.75	$0.36
Schwab U.S. Small-Cap ETF
Actual Return	0.07%	$1,000.00	$1,198.40	$0.39
Hypothetical 5% Return	0.07%	$1,000.00	$ 1,024.75	$0.36
Schwab U.S. Dividend Equity ETF
Actual Return	0.07%	$1,000.00	$ 1,134.70	$0.38
Hypothetical 5% Return	0.07%	$1,000.00	$ 1,024.75	$0.36

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. This ratio does not include certain non-routine expenses, such as proxy expenses.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 366 days of the fiscal year.
22Schwab U.S. Equity ETFs

Schwab U.S. Broad Market ETF
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$48.02	$48.75	$39.79	$33.84	$29.47
Income (loss) from investment operations:
Net investment income (loss)[1]	1.03	0.99	0.85	0.80	0.65
Net realized and unrealized gains (losses)	4.34	(0.79)	8.93	5.92	4.32
Total from investment operations	5.37	0.20	9.78	6.72	4.97
Less distributions:
Distributions from net investment income	(0.97)	(0.93)	(0.82)	(0.77)	(0.60)
Net asset value at end of period	$52.42	$48.02	$48.75	$39.79	$33.84
Total return	11.35%	0.33%	24.77%	20.12%	17.07%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03% [2]	0.04%	0.04%	0.04%	0.06%
Net investment income (loss)	2.09%	1.98%	1.90%	2.15%	2.06%
Portfolio turnover rate[3]	5%	3%	4%	4%	5%
Net assets, end of period (x 1,000)	$6,858,980	$4,919,185	$3,654,037	$2,182,671	$1,072,825

1
Calculated based on the average shares outstanding during the period.
2
Effective November 17, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 08/31/16 is a blended ratio. (See financial note 4)
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    23

Schwab U.S. Broad Market ETF
Condensed Portfolio Holdings  as of August 31, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	5,748,779,107	6,832,625,477
0.0%	Rights	61,021	65,114
0.5%	Other Investment Companies	35,854,544	35,854,544
100.1%	Total Investments	5,784,694,672	6,868,545,135
(0.1%)	Other Assets and Liabilities, Net		(9,565,503)
100.0%	Net Assets		6,858,979,632

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.6% of net assets
Automobiles & Components 1.0%
Other Securities		1.0	71,376,488
Banks 5.8%
Bank of America Corp.	3,075,381	0.7	49,636,649
Citigroup, Inc.	878,173	0.6	41,923,979
JPMorgan Chase & Co.	1,096,213	1.1	73,994,377
Wells Fargo & Co.	1,380,874	1.0	70,148,399
Other Securities		2.4	161,471,309
		5.8	397,174,713
Capital Goods 7.4%
3M Co.	182,016	0.5	32,624,548
General Electric Co.	2,752,255	1.2	85,980,446
Honeywell International, Inc.	228,990	0.4	26,725,423
United Technologies Corp.	235,390	0.4	25,052,558
Other Securities		4.9	335,722,754
		7.4	506,105,729
Commercial & Professional Services 1.1%
Other Securities		1.1	71,943,478
Consumer Durables & Apparel 1.6%
Other Securities		1.6	108,414,993
Security	Number of Shares	% of Net Assets	Value ($)
Consumer Services 2.1%
McDonald's Corp.	262,695	0.4	30,383,304
Other Securities		1.7	116,770,897
		2.1	147,154,201
Diversified Financials 4.8%
Berkshire Hathaway, Inc., Class B *	558,790	1.2	84,092,307
The Charles Schwab Corp. (b)	366,815	0.2	11,540,000
Other Securities		3.4	236,706,984
		4.8	332,339,291
Energy 6.4%
Chevron Corp.	564,658	0.8	56,793,302
Exxon Mobil Corp.	1,240,919	1.6	108,133,682
Schlumberger Ltd.	418,475	0.5	33,059,525
Other Securities		3.5	242,343,736
		6.4	440,330,245
Food & Staples Retailing 1.9%
CVS Health Corp.	319,817	0.4	29,870,908
Wal-Mart Stores, Inc.	456,208	0.5	32,591,499
Other Securities		1.0	70,893,652
		1.9	133,356,059
Food, Beverage & Tobacco 5.1%
Altria Group, Inc.	591,516	0.6	39,093,292
PepsiCo, Inc.	431,076	0.7	46,017,363
Philip Morris International, Inc.	466,672	0.7	46,634,533
The Coca-Cola Co.	1,167,913	0.7	50,722,462
Other Securities		2.4	167,200,154
		5.1	349,667,804
Health Care Equipment & Services 5.4%
Medtronic plc	418,068	0.5	36,384,458
UnitedHealth Group, Inc.	285,016	0.6	38,776,427
Other Securities		4.3	297,769,600
		5.4	372,930,485
Household & Personal Products 1.9%
The Procter & Gamble Co.	793,816	1.0	69,308,075
Other Securities		0.9	57,659,357
		1.9	126,967,432
Insurance 2.9%
Other Securities		2.9	201,716,587
Materials 3.3%
Other Securities		3.3	227,158,224
Media 2.9%
Comcast Corp., Class A	721,160	0.7	47,062,902
The Walt Disney Co.	450,616	0.6	42,565,187
Other Securities		1.6	110,427,003
		2.9	200,055,092

24    See financial notes

Schwab U.S. Broad Market ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 8.6%
AbbVie, Inc.	480,134	0.4	30,776,589
Allergan plc *	116,963	0.4	27,432,502
Amgen, Inc.	223,415	0.6	37,993,955
Bristol-Myers Squibb Co.	500,557	0.4	28,726,966
Celgene Corp. *	235,316	0.4	25,117,630
Gilead Sciences, Inc.	406,567	0.5	31,866,721
Johnson & Johnson	825,166	1.4	98,475,310
Merck & Co., Inc.	825,599	0.8	51,839,361
Pfizer, Inc.	1,816,551	0.9	63,215,975
Other Securities		2.8	192,569,550
		8.6	588,014,559
Real Estate 4.3%
Other Securities		4.3	295,794,842
Retailing 5.1%
Amazon.com, Inc. *	115,894	1.3	89,141,029
The Home Depot, Inc.	374,891	0.7	50,280,381
Other Securities		3.1	210,910,007
		5.1	350,331,417
Semiconductors & Semiconductor Equipment 3.0%
Intel Corp.	1,409,540	0.8	50,588,391
QUALCOMM, Inc.	441,530	0.4	27,847,297
Other Securities		1.8	125,421,644
		3.0	203,857,332
Software & Services 12.1%
Alphabet, Inc., Class A *	87,378	1.0	69,015,513
Alphabet, Inc., Class C *	88,542	1.0	67,916,141
Facebook, Inc., Class A *	691,388	1.3	87,197,855
International Business Machines Corp.	265,252	0.6	42,143,238
MasterCard, Inc., Class A	292,002	0.4	28,216,153
Microsoft Corp.	2,354,830	2.0	135,308,532
Oracle Corp.	940,425	0.5	38,764,318
Visa, Inc., Class A	571,813	0.7	46,259,672
Other Securities		4.6	314,071,763
		12.1	828,893,185
Technology Hardware & Equipment 5.2%
Apple, Inc.	1,638,708	2.5	173,866,919
Cisco Systems, Inc.	1,497,648	0.7	47,086,053
Other Securities		2.0	134,625,915
		5.2	355,578,887
Telecommunication Services 2.4%
AT&T, Inc.	1,841,027	1.1	75,261,184
Verizon Communications, Inc.	1,214,884	0.9	63,574,880
Other Securities		0.4	24,539,508
		2.4	163,375,572
Transportation 2.0%
Other Securities		2.0	135,897,825
Security	Number of Shares	% of Net Assets	Value ($)
Utilities 3.3%
Other Securities		3.3	224,191,037
Total Common Stock
(Cost $5,748,779,107)			6,832,625,477

Rights 0.0% of net assets
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	39,530
Telecommunication Services 0.0%
Other Securities		0.0	25,584
Total Rights
(Cost $61,021)			65,114

Other Investment Companies 0.5% of net assets
Money Market Fund 0.1%
Other Securities		0.1	10,645,211
Securities Lending Collateral 0.4%
Wells Fargo Government Money Market Fund, Select Class 0.32% (e)		0.4	25,209,333
Total Other Investment Companies
(Cost $35,854,544)			35,854,544

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $5,785,415,200 and the unrealized appreciation and depreciation were $1,215,337,186 and ($132,207,251), respectively, with a net unrealized appreciation of $1,083,129,935.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $24,335,508.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	Illiquid security. At the period end, the value of these amounted to $65,114 or 0.0% of net assets.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(e)	The rate shown is the 7-day yield.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

See financial notes    25

Schwab U.S. Broad Market ETF
Condensed Portfolio Holdings continued
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 09/16/16	175	18,983,125	(55,588)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$6,832,625,477	$—	$—	$6,832,625,477
Rights [1]	—	—	65,114	65,114
Other Investment Companies[1]	35,854,544	—	—	35,854,544
Total	$6,868,480,021	$—	$65,114	$6,868,545,135
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($55,588)	$—	$—	($55,588)
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of August 31, 2015	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of August 31, 2016
Rights	$21,491	$—	$4,093	$39,530	$—	$—	$—	$65,114
Total	$21,491	$—	$4,093	$39,530	$—	$—	$—	$65,114
All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 Investments held by the fund at August 31, 2016 was $4,093.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
26    See financial notes

Schwab U.S. Broad Market ETF
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments in affiliated issuers, at value (cost $9,476,206)		$11,540,000
Investments in unaffiliated issuers, at value (cost $5,750,009,133) including securities on loan of $24,335,508		6,831,795,802
Collateral invested for securities on loan, at value (cost $25,209,333)	+	25,209,333
Total investments, at value (cost $5,784,694,672)		6,868,545,135
Cash		971,388
Deposit with broker for futures contracts		735,000
Receivables:
Investments sold		264,106
Dividends		13,686,076
Fund shares sold		5,254,215
Income from securities on loan	+	121,564
Total assets		6,889,577,484
Liabilities
Collateral held for securities on loan		25,209,333
Payables:
Investments bought		5,165,479
Investment adviser fees		173,165
Variation margin on futures contracts	+	49,875
Total liabilities		30,597,852
Net Assets
Total assets		6,889,577,484
Total liabilities	–	30,597,852
Net assets		$6,858,979,632
Net Assets by Source
Capital received from investors		5,802,028,428
Net investment income not yet distributed		22,624,656
Net realized capital losses		(49,468,327)
Net unrealized capital appreciation		1,083,794,875

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$6,858,979,632		130,850,000		$52.42

See financial notes    27

Schwab U.S. Broad Market ETF
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Dividends received from affiliated issuer		$82,691
Dividends received from unaffiliated issuers (net of foreign withholding tax of $7,117)		120,340,209
Securities on loan	+	1,096,091
Total investment income		121,518,991
Expenses
Investment adviser fees		1,819,971
Proxy fees	+	121,788
Total expenses	–	1,941,759
Net investment income		119,577,232
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(49,617,076)
Net realized gains on in-kind redemptions on affiliated issuer		191,301
Net realized gains on in-kind redemptions on unaffiliated investments		108,138,838
Net realized losses on futures contracts	+	(239,488)
Net realized gains		58,473,575
Net change in unrealized appreciation (depreciation) on affiliated issuer		225,646
Net change in unrealized appreciation (depreciation) on unaffiliated investments		453,019,646
Net change in unrealized appreciation (depreciation) on futures contracts	+	(58,146)
Net change in unrealized appreciation (depreciation)	+	453,187,146
Net realized and unrealized gains		511,660,721
Increase in net assets resulting from operations		$631,237,953
28    See financial notes

Schwab U.S. Broad Market ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$119,577,232	$91,149,398
Net realized gains		58,473,575	135,416,374
Net change in unrealized appreciation (depreciation)	+	453,187,146	(225,084,179)
Increase in net assets resulting from operations		631,237,953	1,481,593
Distributions to Shareholders
Distributions from net investment income		($111,095,810)	($84,285,250)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		36,150,000	$1,780,463,725	33,800,000	$1,665,831,746
Shares redeemed	+	(7,750,000)	(360,811,273)	(6,300,000)	(317,879,850)
Net transactions in fund shares		28,400,000	$1,419,652,452	27,500,000	$1,347,951,896
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		102,450,000	$4,919,185,037	74,950,000	$3,654,036,798
Total increase	+	28,400,000	1,939,794,595	27,500,000	1,265,148,239
End of period		130,850,000	$6,858,979,632	102,450,000	$4,919,185,037
Net investment income not yet distributed			$22,624,656		$15,537,648
See financial notes    29

Schwab U.S. Large-Cap ETF
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$47.30	$47.99	$39.06	$33.49	$29.11
Income (loss) from investment operations:
Net investment income (loss)	1.03 [1]	1.01 [1]	0.83	0.77	0.64
Net realized and unrealized gains (losses)	4.41	(0.77)	8.92	5.56	4.35
Total from investment operations	5.44	0.24	9.75	6.33	4.99
Less distributions:
Distributions from net investment income	(0.99)	(0.93)	(0.82)	(0.76)	(0.61)
Net asset value at end of period	$51.75	$47.30	$47.99	$39.06	$33.49
Total return	11.66%	0.43%	25.16%	19.17%	17.36%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.03% [2]	0.04%	0.04%	0.04%	0.08%
Net investment income (loss)	2.13%	2.04%	1.95%	2.18%	2.10%
Portfolio turnover rate[3]	4%	4%	5%	5%	4%
Net assets, end of period (x 1,000)	$6,218,346	$4,329,918	$3,191,644	$1,781,282	$890,808

1
Calculated based on the average shares outstanding during the period.
2
Effective November 12, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/16 is a blended ratio. (See financial note 4)
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
30    See financial notes

Schwab U.S. Large-Cap ETF
Condensed Portfolio Holdings  as of August 31, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	5,309,657,370	6,194,416,719
0.4%	Other Investment Companies	24,174,077	24,174,077
100.0%	Total Investments	5,333,831,447	6,218,590,796
(0.0%)	Other Assets and Liabilities, Net		(244,990)
100.0%	Net Assets		6,218,345,806

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.6% of net assets
Automobiles & Components 1.0%
Other Securities		1.0	63,534,002
Banks 5.4%
Bank of America Corp.	3,133,255	0.8	50,570,736
Citigroup, Inc.	895,104	0.7	42,732,265
JPMorgan Chase & Co.	1,113,636	1.2	75,170,430
Wells Fargo & Co.	1,401,656	1.1	71,204,125
Other Securities		1.6	98,826,497
		5.4	338,504,053
Capital Goods 7.2%
3M Co.	183,259	0.5	32,847,343
General Electric Co.	2,792,401	1.4	87,234,607
Honeywell International, Inc.	236,426	0.5	27,593,278
United Technologies Corp.	236,302	0.4	25,149,622
Other Securities		4.4	273,135,744
		7.2	445,960,594
Commercial & Professional Services 0.8%
Other Securities		0.8	47,917,639
Consumer Durables & Apparel 1.5%
Other Securities		1.5	93,295,518
Security	Number of Shares	% of Net Assets	Value ($)
Consumer Services 1.9%
McDonald's Corp.	266,337	0.5	30,804,537
Starbucks Corp.	447,367	0.4	25,155,446
Other Securities		1.0	64,678,992
		1.9	120,638,975
Diversified Financials 5.0%
Berkshire Hathaway, Inc., Class B *	570,725	1.4	85,888,405
The Charles Schwab Corp. (b)	374,662	0.2	11,786,867
Other Securities		3.4	210,515,896
		5.0	308,191,168
Energy 6.6%
Chevron Corp.	574,470	0.9	57,780,193
Exxon Mobil Corp.	1,260,300	1.8	109,822,542
Schlumberger Ltd.	422,270	0.5	33,359,330
Other Securities		3.4	209,782,614
		6.6	410,744,679
Food & Staples Retailing 2.1%
CVS Health Corp.	325,830	0.5	30,432,522
Wal-Mart Stores, Inc.	463,422	0.5	33,106,868
Other Securities		1.1	66,045,412
		2.1	129,584,802
Food, Beverage & Tobacco 5.5%
Altria Group, Inc.	600,327	0.6	39,675,611
PepsiCo, Inc.	436,803	0.8	46,628,720
Philip Morris International, Inc.	474,207	0.8	47,387,506
The Coca-Cola Co.	1,183,765	0.8	51,410,914
Other Securities		2.5	156,563,256
		5.5	341,666,007
Health Care Equipment & Services 5.3%
Medtronic plc	426,203	0.6	37,092,447
UnitedHealth Group, Inc.	288,699	0.6	39,277,499
Other Securities		4.1	252,552,286
		5.3	328,922,232
Household & Personal Products 2.0%
The Procter & Gamble Co.	812,614	1.1	70,949,328
Other Securities		0.9	53,702,578
		2.0	124,651,906
Insurance 2.9%
Other Securities		2.9	177,802,651
Materials 3.0%
Other Securities		3.0	187,004,115
Media 3.0%
Comcast Corp., Class A	731,406	0.7	47,731,556
The Walt Disney Co.	455,634	0.7	43,039,188
Other Securities		1.6	98,434,891
		3.0	189,205,635

See financial notes    31

Schwab U.S. Large-Cap ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 9.0%
AbbVie, Inc.	493,257	0.5	31,617,774
Allergan plc *	120,809	0.5	28,334,543
Amgen, Inc.	230,607	0.6	39,217,026
Bristol-Myers Squibb Co.	507,769	0.5	29,140,863
Celgene Corp. *	236,190	0.4	25,210,921
Gilead Sciences, Inc.	406,404	0.5	31,853,946
Johnson & Johnson	839,385	1.6	100,172,206
Merck & Co., Inc.	848,567	0.9	53,281,522
Pfizer, Inc.	1,852,529	1.0	64,468,009
Other Securities		2.5	154,075,148
		9.0	557,371,958
Real Estate 3.5%
Other Securities		3.5	217,096,243
Retailing 5.3%
Amazon.com, Inc. *	117,456	1.4	90,342,457
The Home Depot, Inc.	375,467	0.8	50,357,634
Other Securities		3.1	190,179,979
		5.3	330,880,070
Semiconductors & Semiconductor Equipment 3.0%
Intel Corp.	1,434,858	0.8	51,497,054
QUALCOMM, Inc.	446,051	0.5	28,132,437
Other Securities		1.7	104,753,632
		3.0	184,383,123
Software & Services 12.6%
Alphabet, Inc., Class A *	89,491	1.1	70,684,466
Alphabet, Inc., Class C *	90,166	1.1	69,161,830
Facebook, Inc., Class A *	704,927	1.4	88,905,393
International Business Machines Corp.	268,042	0.7	42,586,513
MasterCard, Inc., Class A	291,592	0.5	28,176,535
Microsoft Corp.	2,387,436	2.2	137,182,073
Oracle Corp.	944,077	0.6	38,914,854
Visa, Inc., Class A	586,422	0.8	47,441,540
Other Securities		4.2	259,636,691
		12.6	782,689,895
Technology Hardware & Equipment 5.2%
Apple, Inc.	1,665,770	2.8	176,738,197
Cisco Systems, Inc.	1,536,609	0.8	48,310,987
Other Securities		1.6	97,212,532
		5.2	322,261,716
Telecommunication Services 2.6%
AT&T, Inc.	1,880,895	1.2	76,890,988
Verizon Communications, Inc.	1,241,168	1.1	64,950,321
Other Securities		0.3	21,094,088
		2.6	162,935,397
Security	Number of Shares	% of Net Assets	Value ($)
Transportation 2.0%
Other Securities		2.0	126,942,491
Utilities 3.2%
Other Securities		3.2	202,231,850
Total Common Stock
(Cost $5,309,657,370)			6,194,416,719

Other Investment Companies 0.4% of net assets
Money Market Fund 0.2%
Other Securities		0.2	10,043,852
Securities Lending Collateral 0.2%
Other Securities		0.2	14,130,225
Total Other Investment Companies
(Cost $24,174,077)			24,174,077

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $5,335,094,883 and the unrealized appreciation and depreciation were $1,006,206,434 and ($122,710,521), respectively, with a net unrealized appreciation of $883,495,913.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $13,704,072.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 09/16/16	170	18,440,750	104,547

32    See financial notes

Schwab U.S. Large-Cap ETF
Condensed Portfolio Holdings continued
The following is a summary of the inputs used to value the fund’s investments as of August 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$6,194,416,719	$—	$—	$6,194,416,719
Other Investment Companies[1]	24,174,077	—	—	24,174,077
Total	$6,218,590,796	$—	$—	$6,218,590,796
Other Financial Instruments
Futures Contracts[2]	$104,547	$—	$—	$104,547
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
See financial notes    33

Schwab U.S. Large-Cap ETF
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments in affiliated issuers, at value (cost $9,924,160)		$11,786,867
Investments in unaffiliated issuers, at value (cost $5,309,777,062) including securities on loan of $13,704,072		6,192,673,704
Collateral invested for securities on loan, at value (cost $14,130,225)	+	14,130,225
Total investments, at value (cost $5,333,831,447)		6,218,590,796
Deposit with broker for futures contracts		714,000
Receivables:
Dividends		13,227,748
Fund shares sold		5,195,132
Income from securities on loan	+	81,985
Total assets		6,237,809,661
Liabilities
Collateral held for securities on loan		14,130,225
Payables:
Investments bought		5,128,610
Investment adviser fees		156,570
Variation margin on futures contracts	+	48,450
Total liabilities		19,463,855
Net Assets
Total assets		6,237,809,661
Total liabilities	–	19,463,855
Net assets		$6,218,345,806
Net Assets by Source
Capital received from investors		5,345,882,545
Net investment income not yet distributed		22,092,100
Net realized capital losses		(34,492,735)
Net unrealized capital appreciation		884,863,896

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$6,218,345,806		120,150,000		$51.75

34    See financial notes

Schwab U.S. Large-Cap ETF
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Dividends received from affiliated issuer		$85,999
Dividends received from unaffiliated issuers (net of foreign withholding tax of $5,305)		112,694,370
Securities on loan	+	498,876
Total investment income		113,279,245
Expenses
Investment adviser fees		1,661,355
Proxy fees	+	123,306
Total expenses	–	1,784,661
Net investment income		111,494,584
Realized and Unrealized Gains (Losses)
Net realized losses on affiliated issuer		(20,561)
Net realized losses on unaffiliated investments		(31,316,329)
Net realized gains on in-kind redemptions on affiliated issuer		208,337
Net realized gains on in-kind redemptions on unaffiliated investments		111,724,544
Net realized gains on futures contracts	+	950,722
Net realized gains		81,546,713
Net change in unrealized appreciation (depreciation) on affiliated issuer		266,305
Net change in unrealized appreciation (depreciation) on unaffiliated investments		413,680,993
Net change in unrealized appreciation (depreciation) on futures contracts	+	269,673
Net change in unrealized appreciation (depreciation)	+	414,216,971
Net realized and unrealized gains		495,763,684
Increase in net assets resulting from operations		$607,258,268
See financial notes    35

Schwab U.S. Large-Cap ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$111,494,584	$81,817,643
Net realized gains		81,546,713	138,752,328
Net change in unrealized appreciation (depreciation)	+	414,216,971	(244,441,066)
Increase (decrease) in net assets resulting from operations		607,258,268	(23,871,095)
Distributions to Shareholders
Distributions from net investment income		($103,762,790)	($74,777,650)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		35,000,000	$1,684,361,815	32,300,000	$1,580,631,648
Shares redeemed	+	(6,400,000)	(299,429,649)	(7,250,000)	(343,709,219)
Net transactions in fund shares		28,600,000	$1,384,932,166	25,050,000	$1,236,922,429
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		91,550,000	$4,329,918,162	66,500,000	$3,191,644,478
Total increase	+	28,600,000	1,888,427,644	25,050,000	1,138,273,684
End of period		120,150,000	$6,218,345,806	91,550,000	$4,329,918,162
Net investment income not yet distributed			$22,092,100		$15,543,069
36    See financial notes

Schwab U.S. Large-Cap Growth ETF
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$51.93	$50.11	$39.60	$34.05	$29.44
Income (loss) from investment operations:
Net investment income (loss)	0.59 [1]	0.66 [1]	0.56	0.55	0.36
Net realized and unrealized gains (losses)	3.30	1.79	10.50	5.52	4.59
Total from investment operations	3.89	2.45	11.06	6.07	4.95
Less distributions:
Distributions from net investment income	(0.57)	(0.63)	(0.55)	(0.52)	(0.34)
Net asset value at end of period	$55.25	$51.93	$50.11	$39.60	$34.05
Total return	7.56%	4.87%	28.11%	18.02%	16.96%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07% [2]	0.07%	0.07%	0.07%	0.13%
Net investment income (loss)	1.14%	1.25%	1.29%	1.55%	1.17%
Portfolio turnover rate[3]	7%	10%	7%	11%	8%
Net assets, end of period (x 1,000)	$2,980,475	$2,246,101	$1,485,805	$827,613	$475,062

1
Calculated based on the average shares outstanding during the period.
2
Effective November 17, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 08/31/16 is a blended ratio. (See financial note 4)
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    37

Schwab U.S. Large-Cap Growth ETF
Condensed Portfolio Holdings  as of August 31, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.8%	Common Stock	2,555,918,551	2,973,861,519
0.5%	Other Investment Companies	16,688,423	16,688,423
100.3%	Total Investments	2,572,606,974	2,990,549,942
(0.3%)	Other Assets and Liabilities, Net		(10,074,944)
100.0%	Net Assets		2,980,474,998

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.8% of net assets
Automobiles & Components 0.5%
Other Securities		0.5	14,598,650
Banks 0.3%
Other Securities		0.3	9,133,758
Capital Goods 6.0%
3M Co.	182,944	1.1	32,790,883
Caterpillar, Inc.	178,414	0.5	14,621,027
The Boeing Co.	181,740	0.8	23,526,243
Other Securities		3.6	108,456,647
		6.0	179,394,800
Commercial & Professional Services 1.0%
Other Securities		1.0	30,311,993
Consumer Durables & Apparel 2.2%
NIKE, Inc., Class B	403,134	0.8	23,236,644
Other Securities		1.4	42,685,115
		2.2	65,921,759
Consumer Services 2.3%
Starbucks Corp.	447,499	0.8	25,162,869
Other Securities		1.5	44,208,771
		2.3	69,371,640
Security	Number of Shares	% of Net Assets	Value ($)
Diversified Financials 6.9%
American Express Co.	246,425	0.5	16,160,552
Berkshire Hathaway, Inc., Class B *	568,964	2.9	85,623,392
BlackRock, Inc.	38,469	0.5	14,341,628
Morgan Stanley	460,894	0.5	14,776,262
The Charles Schwab Corp. (b)	365,001	0.4	11,482,931
Other Securities		2.1	62,194,073
		6.9	204,578,838
Energy 4.7%
EOG Resources, Inc.	168,963	0.5	14,951,536
Schlumberger Ltd.	420,857	1.1	33,247,703
Other Securities		3.1	90,600,933
		4.7	138,800,172
Food & Staples Retailing 2.6%
Costco Wholesale Corp.	132,859	0.7	21,535,116
CVS Health Corp.	325,413	1.0	30,393,574
Walgreens Boots Alliance, Inc.	262,472	0.7	21,184,115
Other Securities		0.2	5,423,846
		2.6	78,536,651
Food, Beverage & Tobacco 1.3%
Other Securities		1.3	39,446,564
Health Care Equipment & Services 8.5%
Danaher Corp.	182,749	0.5	14,877,596
Express Scripts Holding Co. *	192,219	0.5	13,974,321
Medtronic plc	426,149	1.2	37,087,748
UnitedHealth Group, Inc.	289,719	1.3	39,416,270
Other Securities		5.0	147,411,309
		8.5	252,767,244
Household & Personal Products 0.4%
Other Securities		0.4	12,399,474
Insurance 0.9%
Other Securities		0.9	25,163,944
Materials 2.7%
Monsanto Co.	133,649	0.5	14,233,618
Other Securities		2.2	65,884,319
		2.7	80,117,937
Media 4.5%
Charter Communications, Inc., Class A *	65,921	0.6	16,955,540
Comcast Corp., Class A	735,147	1.6	47,975,693
The Walt Disney Co.	453,404	1.4	42,828,542
Other Securities		0.9	26,492,439
		4.5	134,252,214
Pharmaceuticals, Biotechnology & Life Sciences 8.4%
Allergan plc *	120,001	0.9	28,145,035
Amgen, Inc.	228,022	1.3	38,777,421
Biogen, Inc. *	66,402	0.7	20,294,443
Celgene Corp. *	236,689	0.8	25,264,184

38    See financial notes

Schwab U.S. Large-Cap Growth ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Gilead Sciences, Inc.	403,968	1.1	31,663,012
Thermo Fisher Scientific, Inc.	120,498	0.6	18,338,591
Other Securities		3.0	88,591,616
		8.4	251,074,302
Real Estate 4.0%
American Tower Corp.	128,134	0.5	14,527,833
Simon Property Group, Inc.	94,183	0.7	20,293,611
Other Securities		2.8	84,372,434
		4.0	119,193,878
Retailing 9.9%
Amazon.com, Inc. *	117,533	3.0	90,401,682
Lowe's Cos., Inc.	268,033	0.7	20,520,606
The Home Depot, Inc.	377,471	1.7	50,626,411
The Priceline Group, Inc. *	14,984	0.7	21,228,282
The TJX Cos., Inc.	198,576	0.5	15,377,725
Other Securities		3.3	97,168,012
		9.9	295,322,718
Semiconductors & Semiconductor Equipment 2.5%
Broadcom Ltd.	112,374	0.7	19,825,021
QUALCOMM, Inc.	446,774	0.9	28,178,036
Other Securities		0.9	25,634,913
		2.5	73,637,970
Software & Services 18.8%
Accenture plc, Class A	189,702	0.7	21,815,730
Adobe Systems, Inc. *	150,489	0.5	15,396,530
Alphabet, Inc., Class A *	89,069	2.4	70,351,150
Alphabet, Inc., Class C *	89,807	2.3	68,886,459
Facebook, Inc., Class A *	701,391	3.0	88,459,433
MasterCard, Inc., Class A	293,912	1.0	28,400,717
Oracle Corp.	944,793	1.3	38,944,368
salesforce.com, Inc. *	193,589	0.5	15,374,838
Visa, Inc., Class A	577,692	1.6	46,735,283
Other Securities		5.5	164,162,592
		18.8	558,527,100
Technology Hardware & Equipment 7.3%
Apple, Inc.	1,662,899	5.9	176,433,584
EMC Corp.	590,904	0.6	17,130,307
Other Securities		0.8	24,800,201
		7.3	218,364,092
Telecommunication Services 0.4%
Other Securities		0.4	12,502,093
Security	Number of Shares	% of Net Assets	Value ($)
Transportation 3.6%
Union Pacific Corp.	255,111	0.8	24,370,754
United Parcel Service, Inc., Class B	207,714	0.8	22,686,523
Other Securities		2.0	59,870,479
		3.6	106,927,756
Utilities 0.1%
Other Securities		0.1	3,515,972
Total Common Stock
(Cost $2,555,918,551)			2,973,861,519

Other Investment Companies 0.5% of net assets
Money Market Fund 0.1%
Other Securities		0.1	3,514,573
Securities Lending Collateral 0.4%
Other Securities		0.4	13,173,850
Total Other Investment Companies
(Cost $16,688,423)			16,688,423

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $2,573,892,256 and the unrealized appreciation and depreciation were $504,602,833 and ($87,945,147), respectively, with a net unrealized appreciation of $416,657,686.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $12,771,371.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 09/16/16	50	5,423,750	68,779

See financial notes    39

Schwab U.S. Large-Cap Growth ETF
Condensed Portfolio Holdings continued
The following is a summary of the inputs used to value the fund’s investments as of August 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$2,973,861,519	$—	$—	$2,973,861,519
Other Investment Companies[1]	16,688,423	—	—	16,688,423
Total	$2,990,549,942	$—	$—	$2,990,549,942
Other Financial Instruments
Futures Contracts[2]	$68,779	$—	$—	$68,779
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
40    See financial notes

Schwab U.S. Large-Cap Growth ETF
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments in affiliated issuers, at value (cost $9,772,226)		$11,482,931
Investments in unaffiliated issuers, at value (cost $2,549,660,898) including securities on loan of $12,771,371		2,965,893,161
Collateral invested for securities on loan, at value (cost $13,173,850)	+	13,173,850
Total investments, at value (cost $2,572,606,974)		2,990,549,942
Deposit with broker for futures contracts		630,000
Receivables:
Fund shares sold		5,540,226
Dividends		2,509,652
Income from securities on loan	+	71,389
Total assets		2,999,301,209
Liabilities
Collateral held for securities on loan		13,173,850
Payables:
Investments bought		5,487,357
Investment adviser fees		150,754
Variation margin on futures contracts	+	14,250
Total liabilities		18,826,211
Net Assets
Total assets		2,999,301,209
Total liabilities	–	18,826,211
Net assets		$2,980,474,998
Net Assets by Source
Capital received from investors		2,575,518,107
Net investment income not yet distributed		5,042,805
Net realized capital losses		(18,097,661)
Net unrealized capital appreciation		418,011,747

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,980,474,998		53,950,000		$55.25

See financial notes    41

Schwab U.S. Large-Cap Growth ETF
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Dividends received from affiliated issuer		$87,703
Dividends received from unaffiliated issuers (net of foreign withholding tax of $6,537)		30,947,555
Securities on loan	+	377,066
Total investment income		31,412,324
Expenses
Investment adviser fees		1,618,706
Proxy fees	+	90,173
Total expenses	–	1,708,879
Net investment income		29,703,445
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(17,798,086)
Net realized gains on in-kind redemptions on affiliated issuer		297,843
Net realized gains on in-kind redemptions on unaffiliated investments		77,359,349
Net realized losses on futures contracts	+	(139,554)
Net realized gains		59,719,552
Net change in unrealized appreciation (depreciation) on affiliated issuer		121,723
Net change in unrealized appreciation (depreciation) on unaffiliated investments		100,313,872
Net change in unrealized appreciation (depreciation) on futures contracts	+	94,412
Net change in unrealized appreciation (depreciation)	+	100,530,007
Net realized and unrealized gains		160,249,559
Increase in net assets resulting from operations		$189,953,004
42    See financial notes

Schwab U.S. Large-Cap Growth ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$29,703,445	$24,011,446
Net realized gains		59,719,552	108,889,591
Net change in unrealized appreciation (depreciation)	+	100,530,007	(71,625,484)
Increase in net assets resulting from operations		189,953,004	61,275,553
Distributions to Shareholders
Distributions from net investment income		($28,157,885)	($22,727,825)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		15,350,000	$807,870,244	20,150,000	$1,054,286,554
Shares redeemed	+	(4,650,000)	(235,291,453)	(6,550,000)	(332,537,817)
Net transactions in fund shares		10,700,000	$572,578,791	13,600,000	$721,748,737
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		43,250,000	$2,246,101,088	29,650,000	$1,485,804,623
Total increase	+	10,700,000	734,373,910	13,600,000	760,296,465
End of period		53,950,000	$2,980,474,998	43,250,000	$2,246,101,088
Net investment income not yet distributed			$5,042,805		$3,997,292
See financial notes    43

Schwab U.S. Large-Cap Value ETF
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$40.89	$43.54	$36.49	$31.24	$27.34
Income (loss) from investment operations:
Net investment income (loss)	1.29 [1]	1.20 [1]	1.00	0.93	0.82
Net realized and unrealized gains (losses)	5.01	(2.75)	7.03	5.24	3.89
Total from investment operations	6.30	(1.55)	8.03	6.17	4.71
Less distributions:
Distributions from net investment income	(1.18)	(1.10)	(0.98)	(0.92)	(0.81)
Net asset value at end of period	$46.01	$40.89	$43.54	$36.49	$31.24
Total return	15.70%	(3.71%)	22.25%	20.06%	17.53%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07% [2]	0.07%	0.07%	0.07%	0.13%
Net investment income (loss)	3.00%	2.75%	2.54%	2.73%	2.89%
Portfolio turnover rate[3]	6%	15%	9%	9%	8%
Net assets, end of period (x 1,000)	$2,491,664	$1,435,194	$1,162,576	$700,693	$385,791

1
Calculated based on the average shares outstanding during the period.
2
Effective November 17, 2015, the annual operating expense ratio was reduced. The ratio presented for the period ended 08/31/16 is a blended ratio. (See financial note 4)
3
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
44    See financial notes

Schwab U.S. Large-Cap Value ETF
Condensed Portfolio Holdings  as of August 31, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	2,208,719,769	2,482,278,850
0.1%	Other Investment Companies	1,872,435	1,872,435
99.7%	Total Investments	2,210,592,204	2,484,151,285
0.3%	Other Assets and Liabilities, Net		7,512,310
100.0%	Net Assets		2,491,663,595

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.6% of net assets
Automobiles & Components 1.5%
Ford Motor Co.	913,691	0.5	11,512,507
Other Securities		1.0	26,285,327
		1.5	37,797,834
Banks 10.2%
Bank of America Corp.	2,416,569	1.6	39,003,424
Citigroup, Inc.	690,097	1.3	32,945,231
JPMorgan Chase & Co.	861,438	2.3	58,147,065
U.S. Bancorp	379,805	0.7	16,768,391
Wells Fargo & Co.	1,088,189	2.2	55,280,001
Other Securities		2.1	52,252,351
		10.2	254,396,463
Capital Goods 8.3%
General Electric Co.	2,165,179	2.7	67,640,192
Honeywell International, Inc.	179,882	0.9	20,994,028
Lockheed Martin Corp.	61,889	0.6	15,037,170
United Technologies Corp.	182,789	0.8	19,454,233
Other Securities		3.3	82,467,327
		8.3	205,592,950
Commercial & Professional Services 0.5%
Other Securities		0.5	13,455,427
Security	Number of Shares	% of Net Assets	Value ($)
Consumer Durables & Apparel 0.8%
Other Securities		0.8	21,096,808
Consumer Services 1.6%
McDonald's Corp.	206,544	1.0	23,888,879
Other Securities		0.6	15,556,739
		1.6	39,445,618
Diversified Financials 3.2%
The Goldman Sachs Group, Inc.	90,418	0.6	15,322,234
Other Securities		2.6	64,578,809
		3.2	79,901,043
Energy 8.4%
Chevron Corp.	442,694	1.8	44,526,162
ConocoPhillips	292,474	0.5	12,006,058
Exxon Mobil Corp.	976,492	3.4	85,091,513
Occidental Petroleum Corp.	179,785	0.5	13,816,477
Other Securities		2.2	54,618,825
		8.4	210,059,035
Food & Staples Retailing 1.6%
Wal-Mart Stores, Inc.	359,423	1.0	25,677,179
Other Securities		0.6	13,564,115
		1.6	39,241,294
Food, Beverage & Tobacco 9.4%
Altria Group, Inc.	461,850	1.2	30,523,667
Mondelez International, Inc., Class A	364,039	0.7	16,389,036
PepsiCo, Inc.	339,593	1.5	36,251,553
Philip Morris International, Inc.	365,580	1.5	36,532,409
The Coca-Cola Co.	915,904	1.6	39,777,711
The Kraft Heinz Co.	141,123	0.5	12,629,097
Other Securities		2.4	61,102,759
		9.4	233,206,232
Health Care Equipment & Services 2.3%
Abbott Laboratories	345,269	0.6	14,508,203
Other Securities		1.7	43,520,294
		2.3	58,028,497
Household & Personal Products 3.5%
Colgate-Palmolive Co.	210,882	0.6	15,676,968
Kimberly-Clark Corp.	85,024	0.5	10,888,174
The Procter & Gamble Co.	626,562	2.2	54,705,128
Other Securities		0.2	5,611,966
		3.5	86,882,236
Insurance 4.7%
American International Group, Inc.	263,575	0.6	15,769,692
Chubb Ltd.	110,102	0.6	13,975,247
MetLife, Inc.	257,872	0.4	11,191,645
Other Securities		3.1	77,311,784
		4.7	118,248,368

See financial notes    45

Schwab U.S. Large-Cap Value ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Materials 3.3%
E.I. du Pont de Nemours & Co.	205,605	0.6	14,310,108
The Dow Chemical Co.	264,017	0.5	14,161,872
Other Securities		2.2	54,597,991
		3.3	83,069,971
Media 1.7%
Time Warner, Inc.	185,385	0.6	14,536,038
Other Securities		1.1	27,783,974
		1.7	42,320,012
Pharmaceuticals, Biotechnology & Life Sciences 9.5%
AbbVie, Inc.	380,862	1.0	24,413,254
Bristol-Myers Squibb Co.	393,927	0.9	22,607,470
Eli Lilly & Co.	228,589	0.7	17,772,795
Johnson & Johnson	648,420	3.1	77,382,443
Merck & Co., Inc.	652,724	1.7	40,984,540
Pfizer, Inc.	1,429,120	2.0	49,733,376
Other Securities		0.1	3,068,262
		9.5	235,962,140
Real Estate 3.0%
Other Securities		3.0	75,936,760
Retailing 1.1%
Other Securities		1.1	26,277,243
Semiconductors & Semiconductor Equipment 3.4%
Intel Corp.	1,112,391	1.6	39,923,713
Texas Instruments, Inc.	237,268	0.6	16,499,617
Other Securities		1.2	29,181,330
		3.4	85,604,660
Software & Services 6.9%
International Business Machines Corp.	208,288	1.3	33,092,797
Microsoft Corp.	1,853,204	4.3	106,485,102
Other Securities		1.3	32,435,295
		6.9	172,013,194
Technology Hardware & Equipment 3.2%
Cisco Systems, Inc.	1,185,622	1.5	37,275,956
Other Securities		1.7	42,028,460
		3.2	79,304,416
Telecommunication Services 4.7%
AT&T, Inc.	1,451,916	2.4	59,354,326
Verizon Communications, Inc.	961,523	2.0	50,316,499
Other Securities		0.3	6,218,128
		4.7	115,888,953
Security	Number of Shares	% of Net Assets	Value ($)
Transportation 0.6%
Other Securities		0.6	15,097,124
Utilities 6.2%
Dominion Resources, Inc.	147,381	0.5	10,929,775
Duke Energy Corp.	163,081	0.5	12,991,032
NextEra Energy, Inc.	108,604	0.5	13,134,568
The Southern Co.	222,452	0.5	11,418,461
Other Securities		4.2	104,978,736
		6.2	153,452,572
Total Common Stock
(Cost $2,208,719,769)			2,482,278,850

Other Investment Companies 0.1% of net assets
Money Market Fund 0.0%
Other Securities		0.0	861,310
Securities Lending Collateral 0.1%
Other Securities		0.1	1,011,125
Total Other Investment Companies
(Cost $1,872,435)			1,872,435

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $2,211,341,601 and the unrealized appreciation and depreciation were $313,285,635 and ($40,475,951), respectively, with a net unrealized appreciation of $272,809,684.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $962,525.
(b)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 09/16/16	65	7,050,875	(17,813)

46    See financial notes

Schwab U.S. Large-Cap Value ETF
Condensed Portfolio Holdings continued
The following is a summary of the inputs used to value the fund’s investments as of August 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$2,482,278,850	$—	$—	$2,482,278,850
Other Investment Companies[1]	1,872,435	—	—	1,872,435
Total	$2,484,151,285	$—	$—	$2,484,151,285
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($17,813)	$—	$—	($17,813)
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
See financial notes    47

Schwab U.S. Large-Cap Value ETF
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $2,209,581,079) including securities on loan of $962,525		$2,483,140,160
Collateral invested for securities on loan, at value (cost $1,011,125)	+	1,011,125
Total investments, at value (cost $2,210,592,204)		2,484,151,285
Deposit with broker for futures contracts		399,000
Receivables:
Dividends		8,229,320
Fund shares sold		4,601,410
Income from securities on loan	+	5,570
Total assets		2,497,386,585
Liabilities
Collateral held for securities on loan		1,011,125
Payables:
Investments bought		4,568,802
Investment adviser fees		124,538
Variation margin on futures contracts	+	18,525
Total liabilities		5,722,990
Net Assets
Total assets		2,497,386,585
Total liabilities	–	5,722,990
Net assets		$2,491,663,595
Net Assets by Source
Capital received from investors		2,218,187,707
Net investment income not yet distributed		12,897,021
Net realized capital losses		(12,962,401)
Net unrealized capital appreciation		273,541,268

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,491,663,595		54,150,000		$46.01

48    See financial notes

Schwab U.S. Large-Cap Value ETF
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Dividends received from unaffiliated issuers (net of foreign withholding tax of ($1,182))		$58,706,222
Securities on loan	+	81,759
Total investment income		58,787,981
Expenses
Investment adviser fees		1,184,491
Proxy fees	+	64,402
Total expenses	–	1,248,893
Net investment income		57,539,088
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(11,060,970)
Net realized gains on in-kind redemptions		24,973,012
Net realized gains on futures contracts	+	695,509
Net realized gains		14,607,551
Net change in unrealized appreciation (depreciation) on investments		211,054,716
Net change in unrealized appreciation (depreciation) on futures contracts	+	(17,813)
Net change in unrealized appreciation (depreciation)	+	211,036,903
Net realized and unrealized gains		225,644,454
Increase in net assets resulting from operations		$283,183,542
See financial notes    49

Schwab U.S. Large-Cap Value ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$57,539,088	$36,056,467
Net realized gains		14,607,551	61,278,807
Net change in unrealized appreciation (depreciation)	+	211,036,903	(156,701,092)
Increase (decrease) in net assets resulting from operations		283,183,542	(59,365,818)
Distributions to Shareholders
Distributions from net investment income		($51,275,935)	($32,821,400)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		21,700,000	$931,456,390	12,900,000	$560,369,492
Shares redeemed	+	(2,650,000)	(106,894,736)	(4,500,000)	(195,564,092)
Net transactions in fund shares		19,050,000	$824,561,654	8,400,000	$364,805,400
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		35,100,000	$1,435,194,334	26,700,000	$1,162,576,152
Total increase	+	19,050,000	1,056,469,261	8,400,000	272,618,182
End of period		54,150,000	$2,491,663,595	35,100,000	$1,435,194,334
Net investment income not yet distributed			$12,897,021		$7,079,782
50    See financial notes

Schwab U.S. Mid-Cap ETF
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$40.70	$40.56	$32.94	$26.56	$23.75
Income (loss) from investment operations:
Net investment income (loss)	0.74 [1]	0.59 [1]	0.56	0.51	0.37
Net realized and unrealized gains (losses)	2.84	0.12	7.62	6.40	2.77
Total from investment operations	3.58	0.71	8.18	6.91	3.14
Less distributions:
Distributions from net investment income	(0.61)	(0.57)	(0.56)	(0.53)	(0.33)
Net asset value at end of period	$43.67	$40.70	$40.56	$32.94	$26.56
Total return	8.94%	1.71%	24.97%	26.27%	13.32%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.07%	0.13%
Net investment income (loss)	1.83%	1.42%	1.53%	1.70%	1.53%
Portfolio turnover rate[2]	21%	12%	9%	25%	19%
Net assets, end of period (x 1,000)	$2,532,590	$1,841,785	$1,190,517	$611,081	$205,840

1
Calculated based on the average shares outstanding during the period.
2
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    51

Schwab U.S. Mid-Cap ETF
Condensed Portfolio Holdings  as of August 31, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.9%	Common Stock	2,313,957,617	2,529,714,321
1.1%	Other Investment Companies	27,205,389	27,205,389
101.0%	Total Investments	2,341,163,006	2,556,919,710
(1.0%)	Other Assets and Liabilities, Net		(24,329,458)
100.0%	Net Assets		2,532,590,252

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.9% of net assets
Automobiles & Components 1.1%
Other Securities		1.1	26,650,844
Banks 4.1%
First Republic Bank	152,259	0.5	11,717,853
Huntington Bancshares, Inc.	1,098,575	0.4	10,996,736
Other Securities		3.2	81,077,536
		4.1	103,792,125
Capital Goods 11.4%
Acuity Brands, Inc.	44,867	0.5	12,343,809
Fortune Brands Home & Security, Inc.	158,413	0.4	10,068,730
Masco Corp.	339,996	0.5	12,063,058
Snap-on, Inc.	59,605	0.3	9,136,850
Xylem, Inc.	184,167	0.4	9,366,734
Other Securities		9.3	235,525,181
		11.4	288,504,362
Commercial & Professional Services 1.9%
Cintas Corp.	88,685	0.4	10,421,374
Other Securities		1.5	38,123,205
		1.9	48,544,579
Security	Number of Shares	% of Net Assets	Value ($)
Consumer Durables & Apparel 4.2%
Hasbro, Inc.	115,298	0.4	9,424,459
Mattel, Inc.	350,577	0.5	11,614,616
Other Securities		3.3	84,564,682
		4.2	105,603,757
Consumer Services 2.7%
Other Securities		2.7	68,542,638
Diversified Financials 4.7%
Other Securities		4.7	118,660,438
Energy 4.6%
ONEOK, Inc.	216,264	0.4	10,140,619
Other Securities		4.2	106,810,285
		4.6	116,950,904
Food & Staples Retailing 0.7%
Other Securities		0.7	16,656,164
Food, Beverage & Tobacco 1.5%
Ingredion, Inc.	73,695	0.4	10,093,267
The WhiteWave Foods Co. *	181,740	0.4	10,073,848
Other Securities		0.7	16,873,372
		1.5	37,040,487
Health Care Equipment & Services 5.7%
Centene Corp. *	176,093	0.5	12,025,391
DENTSPLY SIRONA, Inc.	240,788	0.6	14,798,830
IDEXX Laboratories, Inc. *	92,151	0.4	10,383,575
ResMed, Inc.	144,454	0.4	9,633,637
The Cooper Cos., Inc.	50,312	0.3	9,354,007
Varian Medical Systems, Inc. *	98,085	0.4	9,428,911
Other Securities		3.1	78,856,402
		5.7	144,480,753
Household & Personal Products 0.8%
Other Securities		0.8	20,970,880
Insurance 6.4%
Arch Capital Group Ltd. *	124,664	0.4	10,090,304
Cincinnati Financial Corp.	151,204	0.5	11,659,341
FNF Group	282,005	0.4	10,628,769
Willis Towers Watson plc	142,041	0.7	17,614,504
Other Securities		4.4	111,760,260
		6.4	161,753,178
Materials 5.7%
Albemarle Corp.	115,057	0.4	9,201,108
International Flavors & Fragrances, Inc.	81,694	0.4	11,321,154
Other Securities		4.9	124,891,902
		5.7	145,414,164

52    See financial notes

Schwab U.S. Mid-Cap ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Media 2.3%
The Interpublic Group of Cos., Inc.	411,846	0.4	9,530,116
Other Securities		1.9	47,909,241
		2.3	57,439,357
Pharmaceuticals, Biotechnology & Life Sciences 4.1%
Medivation, Inc. *	169,611	0.6	13,663,862
Mettler-Toledo International, Inc. *	27,497	0.4	11,083,216
Other Securities		3.1	78,197,087
		4.1	102,944,165
Real Estate 11.7%
Duke Realty Corp.	352,967	0.4	9,925,432
Extra Space Storage, Inc.	128,010	0.4	10,311,205
Federal Realty Investment Trust	72,423	0.4	11,515,257
Iron Mountain, Inc.	245,625	0.4	9,434,456
Realty Income Corp.	264,676	0.7	17,397,153
SL Green Realty Corp.	102,761	0.5	12,097,025
UDR, Inc.	269,587	0.4	9,753,658
VEREIT, Inc.	981,086	0.4	10,252,349
Other Securities		8.1	206,854,846
		11.7	297,541,381
Retailing 3.8%
LKQ Corp. *	316,114	0.5	11,408,554
Ulta Salon, Cosmetics & Fragrance, Inc. *	64,231	0.6	15,878,545
Other Securities		2.7	68,483,089
		3.8	95,770,188
Semiconductors & Semiconductor Equipment 1.2%
KLA-Tencor Corp.	159,927	0.4	11,076,544
Other Securities		0.8	20,515,970
		1.2	31,592,514
Software & Services 9.2%
Amdocs Ltd.	154,009	0.4	9,259,021
CDK Global, Inc.	159,632	0.4	9,255,463
Global Payments, Inc.	159,403	0.5	12,106,658
Synopsys, Inc. *	155,456	0.3	9,216,986
Other Securities		7.6	192,964,956
		9.2	232,803,084
Technology Hardware & Equipment 3.6%
Harris Corp.	127,797	0.4	11,882,565
Other Securities		3.2	80,509,744
		3.6	92,392,309
Telecommunication Services 0.4%
Other Securities		0.4	9,838,668
Transportation 2.4%
Expeditors International of Washington, Inc.	185,987	0.4	9,420,241
Other Securities		2.0	51,435,408
		2.4	60,855,649
Security	Number of Shares	% of Net Assets	Value ($)
Utilities 5.7%
American Water Works Co., Inc.	183,506	0.5	13,577,609
CenterPoint Energy, Inc.	443,831	0.4	9,972,883
CMS Energy Corp.	285,928	0.5	12,000,398
SCANA Corp.	146,299	0.4	10,336,024
Other Securities		3.9	99,084,819
		5.7	144,971,733
Total Common Stock
(Cost $2,313,957,617)			2,529,714,321

Other Investment Companies 1.1% of net assets
Money Market Fund 0.0%
Other Securities		0.0	146,314
Securities Lending Collateral 1.1%
Wells Fargo Government Money Market Fund, Select Class 0.32% (b)		1.1	27,059,075
Total Other Investment Companies
(Cost $27,205,389)			27,205,389

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $2,345,456,379 and the unrealized appreciation and depreciation were $349,651,909 and ($138,188,578), respectively, with a net unrealized appreciation of $211,463,331.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $26,028,977.
(b)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 09/16/16	15	1,627,125	82,659

See financial notes    53

Schwab U.S. Mid-Cap ETF
Condensed Portfolio Holdings continued
The following is a summary of the inputs used to value the fund’s investments as of August 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$2,529,714,321	$—	$—	$2,529,714,321
Other Investment Companies[1]	27,205,389	—	—	27,205,389
Total	$2,556,919,710	$—	$—	$2,556,919,710
Other Financial Instruments
Futures Contracts[2]	$82,659	$—	$—	$82,659
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
54    See financial notes

Schwab U.S. Mid-Cap ETF
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $2,314,103,931) including securities on loan of $26,028,977		$2,529,860,635
Collateral invested for securities on loan, at value (cost $27,059,075)	+	27,059,075
Total investments, at value (cost $2,341,163,006)		2,556,919,710
Deposit with broker for futures contracts		96,600
Receivables:
Fund shares sold		8,756,166
Dividends		2,607,232
Income from securities on loan	+	107,638
Total assets		2,568,487,346
Liabilities
Collateral held for securities on loan		27,059,075
Payables:
Investments bought		8,685,449
Investment adviser fees		148,295
Variation margin on futures contracts	+	4,275
Total liabilities		35,897,094
Net Assets
Total assets		2,568,487,346
Total liabilities	–	35,897,094
Net assets		$2,532,590,252
Net Assets by Source
Capital received from investors		2,379,230,448
Net investment income not yet distributed		8,008,102
Net realized capital losses		(70,487,661)
Net unrealized capital appreciation		215,839,363

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$2,532,590,252		58,000,000		$43.67

See financial notes    55

Schwab U.S. Mid-Cap ETF
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $25,646)		$37,939,825
Securities on loan	+	1,233,581
Total investment income		39,173,406
Expenses
Investment adviser fees		1,441,289
Proxy fees	+	76,882
Total expenses	–	1,518,171
Net investment income		37,655,235
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(68,670,950)
Net realized gains on in-kind redemptions		105,357,925
Net realized losses on futures contracts	+	(443,191)
Net realized gains		36,243,784
Net change in unrealized appreciation (depreciation) on investments		112,413,014
Net change in unrealized appreciation (depreciation) on futures contracts	+	90,614
Net change in unrealized appreciation (depreciation)	+	112,503,628
Net realized and unrealized gains		148,747,412
Increase in net assets resulting from operations		$186,402,647
56    See financial notes

Schwab U.S. Mid-Cap ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$37,655,235	$22,342,560
Net realized gains		36,243,784	78,324,391
Net change in unrealized appreciation (depreciation)	+	112,503,628	(100,425,456)
Increase in net assets resulting from operations		186,402,647	241,495
Distributions to Shareholders
Distributions from net investment income		($30,341,985)	($20,721,520)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		22,550,000	$932,205,713	21,550,000	$898,836,550
Shares redeemed	+	(9,800,000)	(397,461,135)	(5,650,000)	(227,088,435)
Net transactions in fund shares		12,750,000	$534,744,578	15,900,000	$671,748,115
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		45,250,000	$1,841,785,012	29,350,000	$1,190,516,922
Total increase	+	12,750,000	690,805,240	15,900,000	651,268,090
End of period		58,000,000	$2,532,590,252	45,250,000	$1,841,785,012
Net investment income not yet distributed			$8,008,102		$1,663,249
See financial notes    57

Schwab U.S. Small-Cap ETF
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	9/1/11– 8/31/12
Per-Share Data
Net asset value at beginning of period	$53.54	$54.53	$45.71	$36.55	$32.34
Income (loss) from investment operations:
Net investment income (loss)	0.93 [1]	0.80 [1]	0.73	0.74	0.49
Net realized and unrealized gains (losses)	3.75	(1.07)	8.84	9.18	4.16
Total from investment operations	4.68	(0.27)	9.57	9.92	4.65
Less distributions:
Distributions from net investment income	(0.80)	(0.72)	(0.75)	(0.76)	(0.44)
Net asset value at end of period	$57.42	$53.54	$54.53	$45.71	$36.55
Total return	8.89%	(0.54%)	21.01%	27.47%	14.52%
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.08% [2]	0.08%	0.08%	0.09% [3]	0.13%
Net investment income (loss)	1.76%	1.44%	1.41%	1.74%	1.44%
Portfolio turnover rate[4]	11%	9%	13%	22%	12%
Net assets, end of period (x 1,000)	$3,772,207	$2,893,741	$2,104,717	$1,446,857	$641,516

1
Calculated based on the average shares outstanding during the period.
2
Effective May 2, 2016, the annual operating expense ratio was reduced. The ratio presented for the period ended 8/31/16 is a blended ratio. (See financial note 4)
3
Effective September 20, 2012, the annual operating expense ratio was reduced to 0.10%. On March 11, 2013, the rate was further reduced to 0.08%. The ratio presented for the period ended 8/31/13 is a blended ratio.
4
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
58    See financial notes

Schwab U.S. Small-Cap ETF
Condensed Portfolio Holdings  as of August 31, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	3,355,853,917	3,761,873,374
0.0%	Rights	330,693	352,677
0.0%	Warrants	—	—
1.9%	Other Investment Companies	70,547,087	70,547,087
101.6%	Total Investments	3,426,731,697	3,832,773,138
(1.6%)	Other Assets and Liabilities, Net		(60,566,075)
100.0%	Net Assets		3,772,207,063

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.7% of net assets
Automobiles & Components 1.2%
Gentex Corp.	425,906	0.2	7,576,868
Other Securities		1.0	38,598,435
		1.2	46,175,303
Banks 8.6%
PacWest Bancorp	171,734	0.2	7,437,800
Other Securities		8.4	315,444,603
		8.6	322,882,403
Capital Goods 9.2%
Huntington Ingalls Industries, Inc.	70,101	0.3	11,578,582
Lennox International, Inc.	57,901	0.3	9,326,114
The Toro Co.	82,074	0.2	7,973,489
Other Securities		8.4	317,725,503
		9.2	346,603,688
Commercial & Professional Services 3.3%
KAR Auction Services, Inc.	205,531	0.2	8,689,851
Other Securities		3.1	116,352,087
		3.3	125,041,938
Consumer Durables & Apparel 2.3%
Other Securities		2.3	84,913,188
Security	Number of Shares	% of Net Assets	Value ($)
Consumer Services 3.8%
ServiceMaster Global Holdings, Inc. *	201,253	0.2	7,508,749
Vail Resorts, Inc.	54,276	0.2	8,598,947
Other Securities		3.4	126,441,954
		3.8	142,549,650
Diversified Financials 3.8%
CBOE Holdings, Inc.	124,755	0.2	8,569,421
MarketAxess Holdings, Inc.	55,935	0.3	9,427,285
Starwood Property Trust, Inc.	357,996	0.2	8,198,108
Other Securities		3.1	117,324,925
		3.8	143,519,739
Energy 4.8%
Diamondback Energy, Inc. *	117,028	0.3	11,146,917
Energen Corp.	142,835	0.2	8,213,012
Newfield Exploration Co. *	295,023	0.3	12,792,197
Parsley Energy, Inc., Class A *	219,975	0.2	7,446,154
Targa Resources Corp.	241,532	0.3	10,525,965
Other Securities		3.5	132,316,685
		4.8	182,440,930
Food & Staples Retailing 0.8%
Casey's General Stores, Inc.	58,122	0.2	7,632,000
Other Securities		0.6	20,511,471
		0.8	28,143,471
Food, Beverage & Tobacco 1.9%
Pinnacle Foods, Inc.	163,584	0.2	8,285,530
Post Holdings, Inc. *	96,635	0.2	8,192,715
TreeHouse Foods, Inc. *	84,863	0.2	8,039,072
Other Securities		1.3	47,617,503
		1.9	72,134,820
Health Care Equipment & Services 6.7%
Align Technology, Inc. *	108,352	0.3	10,065,901
STERIS plc	130,262	0.3	9,206,918
Teleflex, Inc.	64,656	0.3	11,837,867
VCA, Inc. *	119,210	0.2	8,441,260
WellCare Health Plans, Inc. *	66,764	0.2	7,524,303
West Pharmaceutical Services, Inc.	107,511	0.2	8,797,625
Other Securities		5.2	195,419,131
		6.7	251,293,005
Household & Personal Products 0.6%
Other Securities		0.6	23,965,617
Insurance 3.5%
Assurant, Inc.	91,039	0.2	8,152,542
Other Securities		3.3	123,698,070
		3.5	131,850,612
Materials 5.7%
AptarGroup, Inc.	95,432	0.2	7,441,787
Bemis Co., Inc.	141,944	0.2	7,466,254
Berry Plastics Group, Inc. *	183,356	0.2	8,322,529

See financial notes    59

Schwab U.S. Small-Cap ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Sonoco Products Co.	151,237	0.2	7,794,755
Steel Dynamics, Inc.	366,443	0.2	9,021,827
Other Securities		4.7	175,054,779
		5.7	215,101,931
Media 1.9%
Other Securities		1.9	72,566,271
Pharmaceuticals, Biotechnology & Life Sciences 5.5%
Other Securities		5.5	207,571,421
Real Estate 11.1%
CubeSmart	264,701	0.2	7,287,219
Douglas Emmett, Inc.	208,422	0.2	7,828,330
EPR Properties	98,565	0.2	7,719,611
Equity LifeStyle Properties, Inc.	120,353	0.2	9,330,968
Forest City Realty Trust, Inc., Class A	331,820	0.2	7,850,861
Gaming & Leisure Properties, Inc.	288,954	0.3	9,885,116
Highwoods Properties, Inc.	144,953	0.2	7,688,307
Hospitality Properties Trust	242,930	0.2	7,406,936
Spirit Realty Capital, Inc.	725,357	0.3	9,610,980
Other Securities		9.1	344,594,673
		11.1	419,203,001
Retailing 3.5%
Burlington Stores, Inc. *	106,085	0.2	8,616,224
Other Securities		3.3	124,704,980
		3.5	133,321,204
Semiconductors & Semiconductor Equipment 3.0%
Other Securities		3.0	112,402,362
Software & Services 8.2%
Leidos Holdings, Inc.	209,237	0.2	8,476,191
PTC, Inc. *	171,679	0.2	7,325,543
The Ultimate Software Group, Inc. *	43,830	0.2	9,157,840
Tyler Technologies, Inc. *	48,498	0.2	7,951,247
Other Securities		7.4	277,476,186
		8.2	310,387,007
Technology Hardware & Equipment 5.0%
ARRIS International plc *	266,378	0.2	7,477,230
Ingram Micro, Inc., Class A	224,762	0.2	7,857,680
Other Securities		4.6	172,744,034
		5.0	188,078,944
Telecommunication Services 0.5%
Other Securities		0.5	20,370,121
Transportation 1.3%
Other Securities		1.3	50,722,090
Security	Number of Shares	% of Net Assets	Value ($)
Utilities 3.5%
Piedmont Natural Gas Co., Inc.	123,395	0.2	7,416,040
Other Securities		3.3	123,218,618
		3.5	130,634,658
Total Common Stock
(Cost $3,355,853,917)			3,761,873,374

Rights 0.0% of net assets
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	215,274
Telecommunication Services 0.0%
Other Securities		0.0	137,403
Total Rights
(Cost $330,693)			352,677

Warrants 0.0% of net assets
Energy 0.0%
Other Securities		0.0	—
Total Warrants
(Cost $—)			—

Other Investment Companies 1.9% of net assets
Money Market Fund 0.2%
Other Securities		0.2	6,146,690
Securities Lending Collateral 1.7%
Wells Fargo Government Money Market Fund, Select Class 0.32% (c)		1.7	64,400,397
Total Other Investment Companies
(Cost $70,547,087)			70,547,087

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $3,432,134,201 and the unrealized appreciation and depreciation were $645,584,526 and ($244,945,589), respectively, with a net unrealized appreciation of $400,638,937.
For the following notes, please refer to the complete schedule of portfolio holdings.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $61,764,346.
(b)	Illiquid security. At the period end, the value of these amounted to $352,677 or 0.0% of net assets.
(c)	The rate shown is the 7-day yield.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

60    See financial notes

Schwab U.S. Small-Cap ETF
Condensed Portfolio Holdings continued
CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 8/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
Russell 2000 Index, e-mini, Long, expires 09/16/16	23	2,849,240	(1,197)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2016 (see financial note 2(a) for additional information):
Assets Valuation Input
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$3,761,873,374	$—	$—	$3,761,873,374
Rights [1]	—	—	352,677*	352,677
Warrants [1]	—	—	—*	—
Other Investment Companies[1]	70,547,087	—	—	70,547,087
Total	$3,832,420,461	$—	$352,677	$3,832,773,138
Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($1,197)	$—	$—	($1,197)
*	Level 3 amount shown includes securities determined to have no value at August 31, 2016.
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities	Balance as of August 31, 2015	Realized Gains (Losses)	Change in Unrealized Appreciation (Depreciation)	Gross Purchases	Gross Sales	Gross Transfers in	Gross Transfers out	Balance as of August 31, 2016
Rights	$115,419	$—	$21,984	$215,274	$—	$—	$—	$352,677
Total	$115,419	$—	$21,984	$215,274	$—	$—	$—	$352,677
All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 Investments held by the fund at August 31, 2016 was $21,984.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
See financial notes    61

Schwab U.S. Small-Cap ETF
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $3,362,331,300) including securities on loan of $61,764,346		$3,768,372,741
Collateral invested for securities on loan, at value (cost $64,400,397)	+	64,400,397
Total investments, at value (cost $3,426,731,697)		3,832,773,138
Cash		3,575,586
Deposit with broker for futures contracts		605,000
Receivables:
Investments sold		1,953,545
Dividends		3,306,035
Fund shares sold		2,882,633
Income from securities on loan	+	289,968
Total assets		3,845,385,905
Liabilities
Collateral held for securities on loan		64,400,397
Payables:
Investments bought		8,541,118
Investment adviser fees		220,997
Variation margin on futures contracts	+	16,330
Total liabilities		73,178,842
Net Assets
Total assets		3,845,385,905
Total liabilities	–	73,178,842
Net assets		$3,772,207,063
Net Assets by Source
Capital received from investors		3,449,537,268
Net investment income not yet distributed		11,992,552
Net realized capital losses		(95,363,001)
Net unrealized capital appreciation		406,040,244

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$3,772,207,063		65,700,000		$57.42

62    See financial notes

Schwab U.S. Small-Cap ETF
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Dividends (net of foreign withholding tax of $14,415)		$53,748,819
Securities on loan	+	3,699,567
Total investment income		57,448,386
Expenses
Investment adviser fees		2,381,510
Proxy fees	+	118,750
Total expenses	–	2,500,260
Net investment income		54,948,126
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(76,460,034)
Net realized gains on in-kind redemptions		156,854,595
Net realized losses on futures contracts	+	(1,388,089)
Net realized gains		79,006,472
Net change in unrealized appreciation (depreciation) on investments		157,346,913
Net change in unrealized appreciation (depreciation) on futures contracts	+	(84,892)
Net change in unrealized appreciation (depreciation)	+	157,262,021
Net realized and unrealized gains		236,268,493
Increase in net assets resulting from operations		$291,216,619
See financial notes    63

Schwab U.S. Small-Cap ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$54,948,126	$36,905,675
Net realized gains		79,006,472	70,342,722
Net change in unrealized appreciation (depreciation)	+	157,262,021	(155,287,037)
Increase (decrease) in net assets resulting from operations		291,216,619	(48,038,640)
Distributions to Shareholders
Distributions from net investment income		($46,392,950)	($32,271,525)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		20,950,000	$1,122,818,001	19,700,000	$1,097,023,969
Shares redeemed	+	(9,300,000)	(489,175,354)	(4,250,000)	(227,689,724)
Net transactions in fund shares		11,650,000	$633,642,647	15,450,000	$869,334,245
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		54,050,000	$2,893,740,747	38,600,000	$2,104,716,667
Total increase	+	11,650,000	878,466,316	15,450,000	789,024,080
End of period		65,700,000	$3,772,207,063	54,050,000	$2,893,740,747
Net investment income not yet distributed			$11,992,552		$4,406,447
64    See financial notes

Schwab U.S. Dividend Equity ETF
Financial Statements
Financial Highlights
	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13	10/19/11 [1]– 8/31/12
Per-Share Data
Net asset value at beginning of period	$36.52	$38.90	$33.00	$28.58	$25.00
Income (loss) from investment operations:
Net investment income (loss)	1.29 [2]	1.19 [2]	1.04	0.91	0.62
Net realized and unrealized gains (losses)	5.85	(2.46)	5.86	4.40	3.43
Total from investment operations	7.14	(1.27)	6.90	5.31	4.05
Less distributions:
Distributions from net investment income	(1.19)	(1.11)	(1.00)	(0.89)	(0.47)
Net asset value at end of period	$42.47	$36.52	$38.90	$33.00	$28.58
Total return	19.89%	(3.47%)	21.15%	18.93%	16.31% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.07%	0.07%	0.07%	0.07%	0.17% [4]
Net investment income (loss)	3.27%	3.03%	3.01%	3.09%	3.19% [4]
Portfolio turnover rate[5]	22%	19%	26%	13%	17% [3]
Net assets, end of period (x 1,000)	$4,300,443	$2,497,808	$2,075,331	$1,141,690	$504,464

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.
See financial notes    65

Schwab U.S. Dividend Equity ETF
Condensed Portfolio Holdings  as of August 31, 2016
This section shows the fund's 50 largest portfolio holdings in unaffiliated issuers, any holdings exceeding 1% of the fund's net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as "Other Securities" in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab ETFs™ at 1-877-824-5615. This complete schedule, filed on the fund's Form N-CSR(S), is also available on the SEC's website at www.sec.gov.
In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.4%	Common Stock	3,974,779,921	4,276,826,062
0.1%	Other Investment Companies	3,346,358	3,446,203
99.5%	Total Investments	3,978,126,279	4,280,272,265
0.5%	Other Assets and Liabilities, Net		20,170,350
100.0%	Net Assets		4,300,442,615

Security	Number of Shares	% of Net Assets	Value ($)
Common Stock 99.4% of net assets
Automobiles & Components 0.3%
Other Securities		0.3	11,601,167
Banks 0.3%
Other Securities		0.3	14,217,285
Capital Goods 12.1%
3M Co.	725,639	3.0	130,063,534
Caterpillar, Inc.	697,085	1.3	57,126,116
Cummins, Inc.	198,003	0.6	24,871,157
Eaton Corp. plc	550,237	0.9	36,612,770
Emerson Electric Co.	768,715	0.9	40,495,906
Fastenal Co.	342,730	0.3	14,775,090
Lockheed Martin Corp.	316,644	1.8	76,934,993
PACCAR, Inc.	421,892	0.6	25,246,017
Rockwell Automation, Inc.	158,045	0.4	18,322,157
The Boeing Co.	746,724	2.3	96,663,422
		12.1	521,111,162
Commercial & Professional Services 0.2%
Other Securities		0.2	8,535,683
Consumer Durables & Apparel 1.2%
Other Securities		1.2	50,477,550
Security	Number of Shares	% of Net Assets	Value ($)
Consumer Services 3.2%
McDonald's Corp.	1,080,398	2.9	124,958,833
Other Securities		0.3	13,189,021
		3.2	138,147,854
Diversified Financials 1.9%
CME Group, Inc.	404,758	1.0	43,855,529
T. Rowe Price Group, Inc.	303,358	0.5	21,095,515
Other Securities		0.4	18,553,081
		1.9	83,504,125
Energy 10.1%
Chevron Corp.	1,812,447	4.2	182,295,919
Exxon Mobil Corp.	2,058,881	4.2	179,410,890
The Williams Cos., Inc.	814,387	0.5	22,753,973
Valero Energy Corp.	562,450	0.7	31,131,608
Other Securities		0.5	20,000,125
		10.1	435,592,515
Food & Staples Retailing 3.1%
Wal-Mart Stores, Inc.	1,880,836	3.1	134,366,924
Food, Beverage & Tobacco 14.6%
Altria Group, Inc.	2,355,140	3.6	155,651,203
General Mills, Inc.	712,875	1.2	50,485,807
PepsiCo, Inc.	1,734,159	4.3	185,121,473
Reynolds American, Inc.	991,720	1.2	49,159,560
The Coca-Cola Co.	4,101,732	4.1	178,138,221
Other Securities		0.2	6,821,829
		14.6	625,378,093
Health Care Equipment & Services 0.0%
Other Securities		0.0	1,417,594
Household & Personal Products 6.5%
Kimberly-Clark Corp.	432,009	1.3	55,323,073
The Clorox Co.	158,130	0.5	20,721,355
The Procter & Gamble Co.	2,259,248	4.6	197,254,943
Other Securities		0.1	4,256,958
		6.5	277,556,329
Insurance 0.5%
Principal Financial Group, Inc.	326,318	0.4	16,012,424
Other Securities		0.1	5,914,367
		0.5	21,926,791
Materials 2.7%
International Paper Co.	494,691	0.5	23,987,567
The Dow Chemical Co.	1,335,704	1.7	71,647,162
Other Securities		0.5	19,822,384
		2.7	115,457,113
Media 0.6%
Omnicom Group, Inc.	288,308	0.5	24,831,968
Other Securities		0.1	2,569,099
		0.6	27,401,067

66    See financial notes

Schwab U.S. Dividend Equity ETF
Condensed Portfolio Holdings continued
Security	Number of Shares	% of Net Assets	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 8.8%
Johnson & Johnson	1,612,489	4.5	192,434,437
Pfizer, Inc.	5,299,551	4.3	184,424,375
		8.8	376,858,812
Retailing 2.8%
Genuine Parts Co.	184,628	0.4	18,983,451
Target Corp.	724,705	1.2	50,867,044
Other Securities		1.2	51,818,126
		2.8	121,668,621
Semiconductors & Semiconductor Equipment 11.3%
Analog Devices, Inc.	372,668	0.5	23,314,110
Intel Corp.	5,677,847	4.7	203,777,929
Linear Technology Corp.	291,918	0.4	17,001,304
Maxim Integrated Products, Inc.	342,690	0.3	13,954,337
Microchip Technology, Inc.	255,440	0.4	15,814,290
QUALCOMM, Inc.	1,792,365	2.6	113,044,461
Texas Instruments, Inc.	1,206,535	2.0	83,902,444
Xilinx, Inc.	303,994	0.4	16,479,515
		11.3	487,288,390
Software & Services 11.0%
Automatic Data Processing, Inc.	550,416	1.1	49,432,861
International Business Machines Corp.	1,061,215	3.9	168,605,839
Microsoft Corp.	3,590,774	4.8	206,325,874
Paychex, Inc.	392,373	0.6	23,805,270
Other Securities		0.6	25,333,557
		11.0	473,503,401
Technology Hardware & Equipment 0.7%
HP, Inc.	2,093,623	0.7	30,085,362
Other Securities		0.0	768,135
		0.7	30,853,497
Telecommunication Services 4.4%
Verizon Communications, Inc.	3,624,491	4.4	189,669,614
Transportation 2.4%
United Parcel Service, Inc., Class B	825,452	2.1	90,155,867
Other Securities		0.3	11,978,213
		2.4	102,134,080
Security	Number of Shares	% of Net Assets	Value ($)
Utilities 0.7%
WEC Energy Group, Inc.	376,810	0.5	22,563,383
Other Securities		0.2	5,595,012
		0.7	28,158,395
Total Common Stock
(Cost $3,974,779,921)			4,276,826,062

Other Investment Companies 0.1% of net assets
Equity Fund 0.1%
Other Securities		0.1	2,554,800
Money Market Fund 0.0%
Other Securities		0.0	891,403
Total Other Investment Companies
(Cost $3,346,358)			3,446,203

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $3,979,009,003 and the unrealized appreciation and depreciation were $346,890,657 and ($45,627,395), respectively, with a net unrealized appreciation of $301,263,262.
For the following notes, please refer to the complete schedule of portfolio holdings.
(a)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 09/16/16	150	16,271,250	10,248

See financial notes    67

Schwab U.S. Dividend Equity ETF
Condensed Portfolio Holdings continued
The following is a summary of the inputs used to value the fund’s investments as of August 31, 2016 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$4,276,826,062	$—	$—	$4,276,826,062
Other Investment Companies[1]	3,446,203	—	—	3,446,203
Total	$4,280,272,265	$—	$—	$4,280,272,265
Other Financial Instruments
Futures Contracts[2]	$10,248	$—	$—	$10,248
[1]	As categorized in the complete schedule of Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of Condensed Portfolio Holdings and are valued at unrealized appreciation or depreciation.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2016.
68    See financial notes

Schwab U.S. Dividend Equity ETF
Statement of
Assets and Liabilities
As of August 31, 2016
Assets
Investments, at value (cost $3,978,126,279)		$4,280,272,265
Deposit with broker for futures contracts		420,000
Receivables:
Fund shares sold		23,437,123
Dividends	+	19,884,197
Total assets		4,324,013,585
Liabilities
Payables:
Investments bought		23,291,028
Investment adviser fees		251,970
Variation margin on futures contracts	+	27,972
Total liabilities		23,570,970
Net Assets
Total assets		4,324,013,585
Total liabilities	–	23,570,970
Net assets		$4,300,442,615
Net Assets by Source
Capital received from investors		4,009,845,899
Net investment income not yet distributed		25,943,439
Net realized capital losses		(37,502,957)
Net unrealized capital appreciation		302,156,234

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$4,300,442,615		101,250,001		$42.47

See financial notes    69

Schwab U.S. Dividend Equity ETF
Statement of
Operations
For the period September 1, 2015 through August 31, 2016
Investment Income
Dividends		$108,645,680
Expenses
Investment adviser fees		2,272,356
Proxy fees	+	108,100
Total expenses	–	2,380,456
Net investment income		106,265,224
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(14,531,431)
Net realized gains on in-kind redemptions		76,399,566
Net realized gains on futures contracts	+	239,866
Net realized gains		62,108,001
Net change in unrealized appreciation (depreciation) on investments		408,374,668
Net change in unrealized appreciation (depreciation) on futures contracts	+	10,248
Net change in unrealized appreciation (depreciation)	+	408,384,916
Net realized and unrealized gains		470,492,917
Increase in net assets resulting from operations		$576,758,141
70    See financial notes

Schwab U.S. Dividend Equity ETF
Statement of
Changes in Net Assets
For the current and prior report periods
Operations
	9/1/15-8/31/16		9/1/14-8/31/15
Net investment income		$106,265,224	$79,948,930
Net realized gains		62,108,001	218,576,988
Net change in unrealized appreciation (depreciation)	+	408,384,916	(396,180,173)
Increase (decrease) in net assets resulting from operations		576,758,141	(97,654,255)
Distributions to Shareholders
Distributions from net investment income		($95,093,961)	($74,347,401)

Transactions in Fund Shares
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	VALUE	SHARES	VALUE
Shares sold		44,000,000	$1,750,920,347	44,400,000	$1,752,473,550
Shares redeemed	+	(11,150,000)	(429,949,595)	(29,350,000)	(1,157,995,283)
Net transactions in fund shares		32,850,000	$1,320,970,752	15,050,000	$594,478,267
Shares Outstanding and Net Assets
		9/1/15-8/31/16		9/1/14-8/31/15
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		68,400,001	$2,497,807,683	53,350,001	$2,075,331,072
Total increase	+	32,850,000	1,802,634,932	15,050,000	422,476,611
End of period		101,250,001	$4,300,442,615	68,400,001	$2,497,807,683
Net investment income not yet distributed			$25,943,439		$15,960,054
See financial notes    71

Schwab U.S. Equity ETFs
Financial Notes
1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Strategic Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the operational funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
Schwab Strategic Trust (organized January 27, 2009)	Schwab Emerging Markets Equity ETF™
Schwab U.S. Broad Market ETF	Schwab U.S. TIPS ETF™
Schwab U.S. Large-Cap ETF	Schwab Short-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap Growth ETF	Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Large-Cap Value ETF	Schwab U.S. Aggregate Bond ETF™
Schwab U.S. Mid-Cap ETF	Schwab Fundamental U.S. Broad Market Index ETF
Schwab U.S. Small-Cap ETF	Schwab Fundamental U.S. Large Company Index ETF
Schwab U.S. Dividend Equity ETF	Schwab Fundamental U.S. Small Company Index ETF
Schwab U.S. REIT ETF™	Schwab Fundamental International Large Company Index ETF
Schwab International Equity ETF™	Schwab Fundamental International Small Company Index ETF
Schwab International Small-Cap Equity ETF™	Schwab Fundamental Emerging Markets Large Company Index ETF

The funds issue and redeem shares at their net asset value per share (NAV) only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the funds are not redeemable securities.
Individual shares of the funds trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the SEC.
(a) Security Valuation:
Under procedures approved by the funds’ Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

Schwab U.S. Equity ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•  Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs. Exchange-traded funds (ETFs) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•  Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•  Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•  Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

Schwab U.S. Equity ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of August 31, 2016 are disclosed in the Condensed Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreements allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including lending agent fees associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent were approximately 15% of gross lending revenues through October 2, 2015. For the subsequent period through November 30, 2015, the total costs and expenses paid to the unaffiliated lending agents ranged from 10% to 15%, with subsequent breakpoints to a low of 7.5%, of gross lending revenue. After December 1, 2015, the total costs and expenses paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of August 31, 2016, the funds had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of August 31, 2016, if any, are disclosed in each fund's Condensed Portfolio Holdings. The value of the securities on loan and the investment of cash collateral are also disclosed in each fund's Statement of Assets and Liabilities.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
When a fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Schwab U.S. Equity ETFs
Financial Notes (continued)
2. Significant Accounting Policies (continued):
(e) Expenses:
Pursuant to the Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the trust, the investment adviser will pay the operating expenses of each fund, excluding interest expense, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Interest expense, taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
(f) Distributions to Shareholders:
The funds make distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(i) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
3. Risk Factors:
Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that the investors could lose money.
Investment Style Risk. The funds are not actively managed. Therefore, each fund follows the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the funds' expenses, the funds' performance may be below that of their respective index.
Certain funds primarily invest in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market, and a fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.
Large-Cap Risk. Certain funds invest in large-cap stocks. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments—mid- or small-cap stocks, for instance—a fund’s large-cap holdings could reduce performance.

Schwab U.S. Equity ETFs
Financial Notes (continued)
3. Risk Factors (continued):
Mid-Cap Risk. Certain funds invest in mid-cap stocks. Historically, mid-cap stocks have been riskier than large-cap stocks. Mid-cap companies themselves may be more susceptible to adverse business or economic events than larger, more established companies. Stock prices of mid-sized companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid-cap stocks fall behind other types of investments—large-cap stocks, for instance—a fund’s mid-cap holdings could reduce performance.
Small-Cap Risk. Certain funds invest in small-cap stocks. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments—large- or mid-cap stocks, for instance—a fund’s small-cap holdings could reduce performance.
Growth Investing Risk. Certain funds invest in growth stocks. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
Value Investing Risk. Certain funds emphasize a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
Sampling Index Tracking Risk. Certain funds may not fully replicate the index and may hold securities not included in the index. As a result, a fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because certain funds utilize a sampling approach they may not track the return of their respective index as well as they would if the funds purchased all of the securities in their respective index.
Tracking Error Risk. As index funds, each fund seeks to track the performance of its respective index, although it may not be successful in doing so. The divergence between the performance of a fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. Each fund may invest in derivative instruments. The principal types of derivatives a fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. The fund's use of derivatives could reduce the fund's performance, increase the fund's volatility, and cause the fund to lose more than the initial amount invested. Furthermore, the use of derivatives subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Liquidity Risk. A fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Schwab U.S. Equity ETFs
Financial Notes (continued)
3. Risk Factors (continued):
Concentration Risk. To the extent that a fund's or an index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of a fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market. The market price of the fund shares may deviate, sometimes significantly, from NAV during periods of market volatility. (See the unaudited Frequency Distribution of Discounts and Premiums in Other Information for an overview showing the frequency at which the daily closing price was at a discount or a premium to a fund's daily NAV.)
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.
4. Affiliates and Affiliated Transactions:
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser pursuant to an Advisory Agreement between CSIM and the trust.
For its advisory services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Schwab U.S. Broad Market ETF*	Schwab U.S. Large-Cap ETF**	Schwab U.S. Large-Cap Growth ETF*	Schwab U.S. Large-Cap Value ETF*	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF***	Schwab U.S. Dividend Equity ETF
0.03%	0.03%	0.06%	0.06%	0.07%	0.07%	0.07%
*	Prior to November 17, 2015 the management fees of the Schwab U.S. Broad Market ETF, the Schwab U.S. Large-Cap Growth ETF and the Schwab U.S. Large-Cap Value ETF were 0.04%, 0.07% and 0.07%, respectively.
**	Prior to November 12, 2015, the management fee was 0.04%.
***	Prior to May 2, 2016, the management fee was 0.08%.
Subsequent to the reporting period ended August 31, 2016, and effective October 7, 2016, the management fees of the Schwab U.S. Mid-Cap ETF and Schwab U.S. Small-Cap ETF have been reduced to 0.06% and 0.06%, respectively.
The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the funds during the report period:
Fund	Balance of Shares Held at 8/31/15	Gross Purchases	Gross Sales	Balance of Shares Held at 8/31/16	Market Value at 8/31/16	Realized Gains (Losses) 9/1/15 to 8/31/16	Dividends Received 9/1/15 to 8/31/16
Schwab U.S. Broad Market ETF	263,047	118,936	(15,168)	366,815	$11,540,000	$191,301	$82,691
Schwab U.S. Large-Cap ETF	266,524	133,306	(25,168)	374,662	11,786,867	187,776	85,999
Schwab U.S. Large-Cap Growth ETF	273,886	113,399	(22,284)	365,001	11,482,931	297,843	87,703

Schwab U.S. Equity ETFs
Financial Notes (continued)
4. Affiliates and Affiliated Transactions (continued):
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab funds as of August 31, 2016, as applicable:
Underlying Funds
	Schwab U.S. Large-Cap ETF	Schwab U.S. Small-Cap ETF
Schwab VIT Balanced Portfolio	0.1%	0.1%
Schwab VIT Balanced with Growth Portfolio	0.5%	0.2%
Schwab VIT Growth Portfolio	0.6%	0.2%
Schwab Target 2010 Index Fund	0.0%*	0.0%*
Schwab Target 2015 Index Fund	0.0%*	0.0%*
Schwab Target 2020 Index Fund	0.0%*	0.0%*
Schwab Target 2025 Index Fund	0.0%*	0.0%*
Schwab Target 2030 Index Fund	0.0%*	0.0%*
Schwab Target 2035 Index Fund	0.0%*	0.0%*
Schwab Target 2040 Index Fund	0.0%*	0.0%*
Schwab Target 2045 Index Fund	0.0%*	0.0%*
Schwab Target 2050 Index Fund	0.0%*	0.0%*
Schwab Target 2055 Index Fund	0.0%*	0.0%*
Schwab Target 2060 Index Fund	0.0%*	0.0%*
*	Less than 0.05%
The funds may engage in direct transactions with certain other Schwab funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2016, each fund's total aggregate security transactions with other Schwab funds as well as any realized gains (losses) were as follows:
	Total Aggregate Transactions	Realized Gains (Losses)
Schwab U.S. Broad Market ETF	$67,487,331	($20,365,715)
Schwab U.S. Large-Cap ETF	87,640,398	(16,912,555)
Schwab U.S. Large-Cap Growth ETF	54,459,321	(9,662,832)
Schwab U.S. Large-Cap Value ETF	49,695,181	(8,267,484)
Schwab U.S. Mid-Cap ETF	80,186,054	(24,803,870)
Schwab U.S. Small-Cap ETF	107,354,733	(11,982,266)
Schwab U.S. Dividend Equity ETF	131,645,022	(7,972,438)
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board. The funds had no interfund borrowing or lending activity during the period.
5. Other Service Providers:
SEI Investments Distribution Co. is the principal underwriter and distributor of shares of the funds.
State Street Bank and Trust Company (State Street) serves as the funds’ transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the funds’ shares.

Schwab U.S. Equity ETFs
Financial Notes (continued)
5. Other Service Providers (continued):
State Street also serves as custodian and accountant for the funds. The custodian is responsible for the daily safekeeping of securities and cash held by the funds. The funds’ accountant maintains all books and records related to the funds’ transactions.
6. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust does not pay any interested or non-interested trustees (independent trustees). The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.
7. Borrowing from Banks:
Prior to October 8, 2015, the funds had access to an uncommitted line of credit of $100 million with State Street. Effective October 8, 2015, the previous line of credit was terminated and the funds became participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. There were no borrowings from any of the lines of credit during the period. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.
8. Derivatives:
Certain funds entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The fair value and variation margin for futures contracts held at August 31, 2016 are presented on the Condensed Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2016, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:
	Contract Values	Number of Contracts
Schwab U.S. Broad Market ETF	$12,815,567	124
Schwab U.S. Large-Cap ETF	9,916,669	97
Schwab U.S. Large-Cap Growth ETF	3,532,558	35
Schwab U.S. Large-Cap Value ETF	4,675,371	45
Schwab U.S. Mid-Cap ETF	695,363	7
Schwab U.S. Small-Cap ETF	6,167,172	54
Schwab U.S. Dividend Equity ETF	1,355,938	13

Schwab U.S. Equity ETFs
Financial Notes (continued)
9. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2016, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab U.S. Broad Market ETF	$384,733,213	$278,902,723
Schwab U.S. Large-Cap ETF	301,158,685	230,685,279
Schwab U.S. Large-Cap Growth ETF	222,087,865	179,512,746
Schwab U.S. Large-Cap Value ETF	142,540,873	123,234,880
Schwab U.S. Mid-Cap ETF	523,367,768	428,087,892
Schwab U.S. Small-Cap ETF	485,121,048	347,530,340
Schwab U.S. Dividend Equity ETF	730,812,601	703,100,068
10. In-Kind Transactions:
The consideration for the purchase of Creation Units of a fund often consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units are subject to a standard creation transaction fee and a standard redemption transaction fee paid to the custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are subject to an additional variable charge paid to the fund that will offset the transaction costs to the fund of buying or selling portfolio securities. In addition, purchasers and redeemers of shares in Creation Units are responsible for payment of the costs of transferring securities to or out of the fund. From time to time, CSIM may cover the cost of any transaction fees when believed to be in the best interests of a fund.
The in-kind transactions for the period ended August 31, 2016 were as follows:
	In-Kind Purchases of Securities	In-Kind Sales of Securities
Schwab U.S. Broad Market ETF	$1,665,567,424	$268,843,740
Schwab U.S. Large-Cap ETF	1,644,210,331	276,103,110
Schwab U.S. Large-Cap Growth ETF	796,041,483	231,203,205
Schwab U.S. Large-Cap Value ETF	914,166,978	93,228,183
Schwab U.S. Mid-Cap ETF	877,012,812	378,050,480
Schwab U.S. Small-Cap ETF	1,048,010,868	452,236,306
Schwab U.S. Dividend Equity ETF	1,696,682,317	403,706,284
For the period ended August 31, 2016, the funds realized net capital gains or losses resulting from in-kind redemptions of Creation Units. Because such gains or losses are not taxable to the funds and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to capital received from investors at the end of the funds' tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended August 31, 2016 are disclosed in the funds' Statements of Operations, if any.

Schwab U.S. Equity ETFs
Financial Notes (continued)
11. Federal Income Taxes
As of August 31, 2016, the components of distributable earnings on a tax-basis were as follows:
	Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Large-Cap Value ETF	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF
Undistributed ordinary income	$22,712,775	$22,092,100	$5,042,805	$12,897,021	$8,008,102	$12,332,317	$25,943,439
Undistributed long-term capital gains	—	—	—	—	—	—	—
Unrealized appreciation	1,215,337,186	1,006,206,434	504,602,833	313,285,635	349,651,909	645,584,526	346,890,657
Unrealized depreciation	(132,207,251)	(122,710,521)	(87,945,147)	(40,475,951)	(138,188,578)	(244,945,589)	(45,627,395)
Net unrealized appreciation (depreciation)	1,083,129,935	883,495,913	416,657,686	272,809,684	211,463,331	400,638,937	301,263,262
The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and non-taxable dividends.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2016, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Large-Cap Value ETF	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF
August 31, 2019	$—	$721,062	$631,601	$295,384	$218,695	$927,631	$—
No expiration*	48,891,506	32,403,690	16,111,999	11,935,433	65,892,934	89,373,828	36,609,985
Total	$48,891,506	$33,124,752	$16,743,600	$12,230,817	$66,111,629	$90,301,459	$36,609,985
*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010, capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss.
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2016, the funds had no capital losses deferred and no capital loss carryforwards utilized.
The tax-basis components of distributions paid during the current and prior fiscal years were:
	Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Large-Cap Value ETF	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF
Current period distributions
Ordinary income	$111,095,810	$103,762,790	$28,157,885	$51,275,935	$30,341,985	$46,392,950	$95,093,961
Long-term capital gains	—	—	—	—	—	—	—
Prior period distributions
Ordinary income	84,285,250	74,777,650	22,727,825	32,821,400	20,721,520	32,271,525	74,347,401
Long-term capital gains	—	—	—	—	—	—	—

Schwab U.S. Equity ETFs
Financial Notes (continued)
11. Federal Income Taxes (continued):
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments have no impact on net assets or the results of operations. As of August 31, 2016, the funds made the following reclassifications:
	Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Large-Cap Value ETF	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF
Capital shares	$108,745,740	$112,079,210	$77,674,211	$24,982,963	$105,961,584	$156,690,117	$76,002,282
Undistributed net investment income	(1,394,414)	(1,182,763)	(500,047)	(445,914)	(968,397)	(969,071)	(1,187,878)
Net realized gains and losses	(107,351,326)	(110,896,447)	(77,174,164)	(24,537,049)	(104,993,187)	(155,721,046)	(74,814,404)
For the period ended August 31, 2016, the following funds reclassified non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 10) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities as follows:
Schwab U.S. Broad Market ETF	Schwab U.S. Large-Cap ETF	Schwab U.S. Large-Cap Growth ETF	Schwab U.S. Large-Cap Value ETF	Schwab U.S. Mid-Cap ETF	Schwab U.S. Small-Cap ETF	Schwab U.S. Dividend Equity ETF
$108,330,139	$111,932,881	$77,657,192	$24,973,012	$105,357,925	$156,854,595	$76,399,566
As of August 31, 2016, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds' financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2016, the funds did not incur any interest or penalties.
12. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab U.S. Broad Market ETF
Schwab U.S. Large-Cap ETF
Schwab U.S. Large-Cap Growth ETF
Schwab U.S. Large-Cap Value ETF
Schwab U.S. Mid-Cap ETF
Schwab U.S. Small-Cap ETF
Schwab U.S. Dividend Equity ETF
In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF and Schwab U.S. Dividend Equity ETF (seven of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2016

Other Federal Tax Information (unaudited)
For corporate shareholders, the following percentage of the funds’ dividend distributions paid during the period ended August 31, 2016 qualify for the corporate dividends received deduction:
Schwab U.S. Broad Market ETF	90.30%
Schwab U.S. Large-Cap ETF	92.89%
Schwab U.S. Large-Cap Growth ETF	88.82%
Schwab U.S. Large-Cap Value ETF	96.52%
Schwab U.S. Mid-Cap ETF	72.10%
Schwab U.S. Small-Cap ETF	65.72%
Schwab U.S. Dividend Equity ETF	100.00%
For the period ended August 31, 2016, the funds designated the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2017 via IRS form 1099 of the amount for use in preparing their 2016 income tax return.
Schwab U.S. Broad Market ETF	$104,682,164
Schwab U.S. Large-Cap ETF	100,669,932
Schwab U.S. Large-Cap Growth ETF	27,219,840
Schwab U.S. Large-Cap Value ETF	50,766,122
Schwab U.S. Mid-Cap ETF	23,030,145
Schwab U.S. Small-Cap ETF	31,321,706
Schwab U.S. Dividend Equity ETF	95,093,961

Other Information (unaudited)
Frequency Distribution of Discounts and Premiums
Market Price vs. NAV as of August 31, 2016
The following charts are provided to show the frequency at which the daily closing market price on the NYSE Arca, Inc. (Exchange), the secondary market for shares of each fund, was at a discount or premium to such fund's daily NAV. The “Market Price” of each fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund's NAV is calculated. The discount or premium is the percentage difference between the NAV and the Market Price of a fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of each fund will fluctuate in accordance with changes in its NAV, as well as supply and demand. The data presented below represents past performance and can not be used to predict future results. The chart does not include days in which the NAV equals the Market Price.
	Number of Days Market Price Above NAV				Number of Days Market Price Below NAV
	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points	1-49 Basis Points	50-99 Basis Points	100-199 Basis Points	>200 Basis Points
Schwab U.S. Broad Market ETF
Commencement of trading
11/3/09 through 8/31/16	1,159	1	—	—	297	—	—	—
Schwab U.S. Large-Cap ETF
Commencement of trading
11/3/09 through 8/31/16	1,131	—	—	—	328	—	—	—
Schwab U.S. Large-Cap Growth ETF
Commencement of trading
12/11/09 through 8/31/16	1,049	—	1	—	333	—	—	—
Schwab U.S. Large-Cap Value ETF
Commencement of trading
12/11/09 through 8/31/16	1,081	—	—	—	280	—	—	—
Schwab U.S. Mid-Cap ETF
Commencement of trading
1/13/11 through 8/31/16	1,014	—	—	—	211	—	—	—
Schwab U.S. Small-Cap ETF
Commencement of trading
11/3/09 through 8/31/16	1,066	1	—	—	476	—	—	—
Schwab U.S. Dividend Equity ETF
Commencement of trading
10/20/11 through 8/31/16	693	—	—	—	246	—	—	—

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (Board or Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in part, to considering whether to renew the investment advisory agreement (Agreement) between Schwab Strategic Trust (Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF and Schwab U.S. Dividend Equity ETF (Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives extensive data provided by an independent provider of investment company data and an independent accounting firm. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on May 9, 2016 and June 1, 2016, and approved the renewal of the Agreement with respect to the Funds for an additional one-year term at the meeting held on June 1, 2016. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1. the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	each Fund’s investment performance and how it compared to that of certain other comparable exchange-traded funds;
3.
each Fund’s expenses and how those expenses compared to those of certain other comparable exchange-traded funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Funds, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to the Funds’ portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees also considered Schwab’s reputation in connection with the OneSource exchange-traded fund offering and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered each Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other exchange-traded funds and relevant indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category and the selection criteria. In evaluating the performance of each Fund, the Trustees considered the risk profile for such

Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement and each Fund’s operating expense ratio, in each case in comparison to those of other comparable exchange-traded funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees noted that each Fund’s operating expense ratio was well below the average operating expense ratio charged by other funds in its peer group. The Trustees also considered fees charged by CSIM to mutual funds that it manages. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses together with certain commentary thereon from an independent accounting firm. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Funds’ shareholders by way of the relatively low advisory fee and unitary fee structure of the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers
The tables below give information about the trustees and officers for the Schwab Strategic Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 108 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) and President, PIMCO Funds.	108	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	108	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	108	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	108	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	108	Director, KLA-Tencor Corporation (2008 – present)

Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	108	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	108	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	108	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	108	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); and Director, Schwab Holdings, Inc. (May 2008 – present).	108	Director, The Charles Schwab Corporation (2008 – present)

Interested Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	108	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation and Charles Schwab & Co., Inc. (July 2015 – present); Executive Vice President and Chief Financial Officer of The Charles Schwab Corporation and Charles Schwab & Co., Inc. (May 2007 – July 2015); Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director, Executive Vice President and Chief Financial Officer, Schwab Holdings, Inc. (May 2007 – present).	108	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha, and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary
ask  See “offer.”
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
authorized participant (AP)  A large institutional investor that places orders for creation units with the funds’ distributor.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
bid  The highest price at which someone is willing to buy a security.
Bloomberg Barclays U.S. Aggregate Bond Index  A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities, and commercial mortgage-backed securities.
Bloomberg Barclays U.S. Treasury Bills 1 – 3 Months Index  An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
commencement of operations  The date that the first NAV was calculated.
creation unit (C.U.)  A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.
dividend yield  A stock’s indicated annual dividend divided by current price. At the portfolio level, it is the value-weighted average of the dividend yield of the securities in the portfolio.
Dow Jones U.S. Broad Stock Market Index  An index that is a subset of the Dow Jones U.S. Total Stock Market Index, which measures all U.S. equity securities with readily available prices. The index includes approximately 2,500 stocks and is float-adjusted market cap weighted.
Dow Jones U.S. Dividend 100 Index  An index that is designed to measure the performance of high dividend yielding stocks issued by U.S. companies that have a record of consistently paying dividends, selected for fundamental strength relative to their peers, based on financial ratios. The 100-component index is a subset of the Dow Jones U.S. Broad Market Index, excluding REITs, master limited partnerships, preferred stocks and convertibles. All index eligible stocks must have sustained at least 10 consecutive years of dividend payments, have a minimum float-adjusted market capitalization of $500 million and meet minimum liquidity criteria. The index is modified market capitalization weighted.
Dow Jones U.S. Large-Cap Growth Total Stock Market Index  An index that includes the large-cap growth portion of the Dow Jones U.S. Total Stock Market Index. The index is float-adjusted market capitalization weighted and includes components ranked 1-750 by full market capitalization and that are classified as “growth” based on a number of factors.
Dow Jones U.S. Large-Cap Total Stock Market Index  An index that is a subset of the Dow Jones U.S. Total Stock Market Index, which measures all U.S. equity securities with readily available prices. The index represents the largest 750 stocks and is float-adjusted market cap weighted.
Dow Jones U.S. Large-Cap Value Total Stock Market Index  An index that includes the large-cap value portion of the Dow Jones U.S. Total Stock Market Index. The index is float-adjusted market capitalization weighted and includes the components ranked 1-750 by full market capitalization and that are classified as “value” based on a number of factors.
Dow Jones U.S. Mid-Cap Total Stock Market Index is a subset of the Dow Jones U.S. Total Stock Market Index, which measures all U.S. equity securities with readily available prices. The index includes the components ranked 501-1000 by full market capitalization and is float-adjusted market cap weighted.
Dow Jones U.S. Small-Cap Total Stock Market Index is a subset of the Dow Jones U.S. Total Stock Market Index, which measures all U.S. equity securities with readily available prices. The index includes components ranked 751-2500 by full market capitalization and is float-adjusted market cap weighted.
Dow Jones U.S. Total Stock Market Index  An index that measures all U.S. equity securities with readily available prices.
exchange  A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.
expense ratio  The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
gross domestic product (GDP)  The output of goods and services produced by labor and property located in the United States.
inception date  The date that the shares began trading in the secondary market.
indicative optimized portfolio value (IOPV)  A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.
liquidity  The ability to convert a security or asset quickly into cash.

market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding. Free-float market capitalization is a variation of market capitalization that only includes shares generally available to the public, and excludes shares of a company held by entities such as the government. Modified market capitalization weighting represents a mix between conventional market capitalization weighting and equal weighting.
market price return  The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE (Europe, Australasia, Far East) Index  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index  A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
NAV return  The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.
offer (ask)  The lowest price at which an individual is willing to sell a security.
open  The price at which a security opened for trading on a given day.
outstanding shares, shares outstanding  When speaking of the fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
primary market  The market that deals with the issuance of new securities.
Russell 2000 Index  An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.
S&P 500 Index  A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.
SEC yield  A standard yield calculation developed by the Securities and Exchange Commission (SEC) that allows for fairer comparisons of bond funds. It is based on the most recent 30-day period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. This is also referred to as the “standardized yield.”
sampling  If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.
secondary market  The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.
spread  The gap between bid and ask prices of a security.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
tracking error  The difference between the performance of the fund and its benchmark index, positive or negative.

PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•  APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•  when we use other companies to provide services for us, such as printing and mailing your account statements;
•  when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab ETF™ direct investors:    1-800-435-4000
© 2016 Schwab ETFs. All rights reserved.

Notes

Notes

Schwab ETFs™ are designed to be low-cost, diversified investments which follow broad market indices and provide exposure to specific segments of the market. These ETFs can serve as part of the foundation of a diversified portfolio. The list to the right shows all currently available Schwab ETFs.
Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.csimfunds.com/schwabetfs_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab ETFs at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.csimfunds.com/schwabetfs_prospectus or the SEC’s website at www.sec.gov.
Schwab ETFs™
U.S. ETFs
Schwab U.S. Broad Market ETF™
Schwab U.S. Large-Cap ETF™
Schwab U.S. Large-Cap Growth ETF™
Schwab U.S. Large-Cap Value ETF™
Schwab U.S. Mid-Cap ETF™
Schwab U.S. Small-Cap ETF™
Schwab U.S. Dividend Equity ETF™
Schwab U.S. REIT ETF™
International ETFs
Schwab International Equity ETF™
Schwab International Small-Cap Equity ETF™
Schwab Emerging Markets Equity ETF™
Fixed Income ETFs
Schwab U.S. TIPS ETF™
Schwab Short-Term U.S. Treasury ETF™
Schwab Intermediate-Term U.S. Treasury ETF™
Schwab U.S. Aggregate Bond ETF™
Fundamental Index* ETFs
Schwab Fundamental U.S. Broad Market Index ETF
Schwab Fundamental U.S. Large Company Index ETF
Schwab Fundamental U.S. Small Company Index ETF
Schwab Fundamental International Large Company Index ETF
Schwab Fundamental International Small Company Index ETF
Schwab Fundamental Emerging Markets Large Company
    Index ETF
*	FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Schwab ETFs™
1-877-824-5615
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2016 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR57932-06
00179039

Item 2:	Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees

Item 4:	Principal Accountant Fees and Services.

Registrant is composed of twenty-one series. Ten series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, seven series have a fiscal year-end of February 28 and four series have a fiscal year-end of December 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the twenty-one series, based on their respective 2016 and 2015 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a) Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2015
$488,203	$454,657	$0	$0	$80,863	$100,482	None	None

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)(1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2016: $80,863	2015: $100,482

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit, compliance and valuation committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit, compliance and valuation committee members are Kiran M. Patel, Robert W. Burns, John F. Cogan and Kimberly S. Patmore.

Item 6:	Schedule of Investments.

The condensed schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The complete schedules of investments for the Schwab International Equity ETF, Schwab International Small-Cap Equity ETF, Schwab Emerging Markets Equity ETF, Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF, and Schwab U.S. Dividend Equity ETF are filed under this Item.

Schwab International Equity ETF
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
98.7%	Common Stock	6,097,957,174	6,086,135,364
0.6%	Preferred Stock	39,614,103	39,434,918
0.5%	Other Investment Companies	30,692,594	30,692,594
99.8%	Total Investments	6,168,263,871	6,156,262,876
0.2%	Other Assets and Liabilities, Net		12,331,732
100.0%	Net Assets		6,168,594,608

Security	Number of Shares	Value ($)
Common Stock 98.7% of net assets
Australia 6.4%
Banks 2.0%
Australia & New Zealand Banking Group Ltd.	1,293,813	26,156,632
Bank of Queensland Ltd.	133,019	1,054,688
Bendigo & Adelaide Bank Ltd.	204,732	1,689,453
Commonwealth Bank of Australia	718,002	38,749,724
National Australia Bank Ltd.	1,093,758	22,473,866
Westpac Banking Corp.	1,416,784	31,368,548
		121,492,911
Capital Goods 0.0%
CIMIC Group Ltd.	34,848	775,487
Commercial & Professional Services 0.1%
Brambles Ltd.	636,254	5,891,139
Downer EDI Ltd.	302,742	1,114,877
SEEK Ltd.	124,146	1,499,362
		8,505,378
Consumer Services 0.2%
Aristocrat Leisure Ltd.	273,628	3,105,242
Crown Resorts Ltd.	155,033	1,529,843
Domino's Pizza Enterprises Ltd.	24,584	1,398,457
Flight Centre Travel Group Ltd. (a)	30,492	844,465
Tabcorp Holdings Ltd.	313,129	1,169,601
Tatts Group Ltd.	590,238	1,690,091
The Star Entertainment Grp Ltd.	352,836	1,564,527
		11,302,226
Diversified Financials 0.3%
AMP Ltd.	1,241,505	4,907,861
ASX Ltd.	107,077	4,116,232
Challenger Ltd.	204,732	1,414,032
IOOF Holdings Ltd. (a)	185,130	1,239,689
Security	Number of Shares	Value ($)
Macquarie Group Ltd.	125,218	7,594,485
Magellan Financial Group Ltd.	46,846	831,592
		20,103,891
Energy 0.3%
Caltex Australia Ltd.	116,636	2,975,983
Oil Search Ltd.	498,802	2,519,158
Origin Energy Ltd.	780,159	3,084,089
Santos Ltd.	800,463	2,671,052
Woodside Petroleum Ltd.	295,922	6,367,319
		17,617,601
Food & Staples Retailing 0.4%
Wesfarmers Ltd.	471,368	15,034,656
Woolworths Ltd.	525,090	9,356,714
		24,391,370
Food, Beverage & Tobacco 0.1%
Coca-Cola Amatil Ltd.	261,360	1,921,038
Treasury Wine Estates Ltd.	292,058	2,464,943
		4,385,981
Health Care Equipment & Services 0.2%
Ansell Ltd.	65,141	1,099,568
Cochlear Ltd.	22,923	2,427,395
Healthscope Ltd.	623,545	1,433,994
Ramsay Health Care Ltd.	65,340	4,074,349
Sonic Healthcare Ltd.	206,910	3,576,575
		12,611,881
Insurance 0.3%
Insurance Australia Group Ltd.	1,119,492	4,677,931
Medibank Pvt Ltd.	1,350,975	2,731,226
QBE Insurance Group Ltd.	573,077	4,272,506
Suncorp Group Ltd.	553,353	5,285,741
		16,967,404
Materials 1.0%
Adelaide Brighton Ltd.	246,114	971,077
Alumina Ltd.	858,132	857,756
Amcor Ltd.	502,121	6,037,907
BHP Billiton Ltd.	1,335,082	20,499,078
BlueScope Steel Ltd.	263,538	1,721,159
Boral Ltd.	324,597	1,612,516
CSR Ltd.	312,173	809,417
DuluxGroup Ltd.	150,282	723,974
Fortescue Metals Group Ltd.	814,572	2,999,740
Iluka Resources Ltd.	263,538	1,303,248
Incitec Pivot Ltd.	845,064	1,810,058
James Hardie Industries plc CDI	166,062	2,706,997
Newcrest Mining Ltd. *	321,694	5,364,859
Orica Ltd.	150,282	1,667,060
Orora Ltd.	778,029	1,812,657
OZ Minerals Ltd.	219,978	1,056,424
Rio Tinto Ltd.	175,251	6,269,393
Sims Metal Management Ltd.	82,764	619,525
South32 Ltd. *	2,290,444	3,305,057
		62,147,902
Media 0.0%
Fairfax Media Ltd.	1,228,655	909,545
REA Group Ltd.	15,246	671,561
		1,581,106
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
CSL Ltd.	197,292	16,028,512

See financial notes    1

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Real Estate 0.6%
Dexus Property Group	495,468	3,619,428
Goodman Group	567,784	3,238,791
LendLease Group	307,139	3,190,076
Mirvac Group	1,409,166	2,457,017
Scentre Group	2,106,550	7,868,396
Stockland	1,274,130	4,644,228
The GPT Group	925,722	3,708,223
Vicinity Centres	1,063,574	2,645,780
Westfield Corp.	879,912	6,758,466
		38,130,405
Retailing 0.0%
Harvey Norman Holdings Ltd.	294,030	1,188,863
Software & Services 0.0%
Computershare Ltd.	237,751	1,765,376
Telecommunication Services 0.1%
Telstra Corp., Ltd.	1,805,562	7,137,665
TPG Telecom Ltd.	114,048	1,044,839
		8,182,504
Transportation 0.3%
Aurizon Holdings Ltd.	784,464	2,588,186
Macquarie Atlas Roads Group	531,673	2,213,668
Qantas Airways Ltd.	554,927	1,351,260
Sydney Airport	334,810	1,831,841
Transurban Group	913,875	7,870,992
		15,855,947
Utilities 0.2%
AGL Energy Ltd.	326,912	4,557,564
APA Group	384,481	2,669,961
AusNet Services	500,940	647,549
DUET Group	1,006,741	1,989,901
		9,864,975
		392,899,720
Austria 0.2%
Banks 0.1%
Erste Group Bank AG *	126,704	3,554,019
Raiffeisen Bank International AG *	55,346	785,314
		4,339,333
Capital Goods 0.0%
ANDRITZ AG	31,372	1,598,355
Energy 0.1%
OMV AG	78,408	2,193,651
Materials 0.0%
voestalpine AG	65,651	2,169,434
		10,300,773
Belgium 1.2%
Banks 0.1%
KBC Groep N.V. *	120,186	7,103,796
Diversified Financials 0.1%
Ackermans & van Haaren N.V.	9,339	1,112,420
Groupe Bruxelles Lambert S.A.	39,204	3,435,002
		4,547,422
Food & Staples Retailing 0.0%
Colruyt S.A.	43,560	2,387,177
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 0.7%
Anheuser-Busch InBev N.V.	335,655	41,514,441
Insurance 0.1%
Ageas	87,274	3,010,326
Materials 0.1%
Solvay S.A.	27,922	3,060,366
Umicore S.A.	47,916	2,825,218
		5,885,584
Media 0.0%
Telenet Group Holding N.V. *	19,730	923,909
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
UCB S.A.	59,197	4,853,153
Telecommunication Services 0.0%
Proximus	72,712	2,221,362
		72,447,170
Canada 7.2%
Automobiles & Components 0.1%
Magna International, Inc.	176,710	7,112,576
Banks 2.2%
Bank of Montreal	265,716	17,615,165
Canadian Imperial Bank of Commerce	175,207	13,901,184
National Bank of Canada	135,596	4,763,248
Royal Bank of Canada	617,645	38,380,090
The Bank of Nova Scotia	509,844	27,127,175
The Toronto-Dominion Bank	784,860	35,006,294
		136,793,156
Capital Goods 0.0%
SNC-Lavalin Group, Inc.	61,981	2,640,706
Consumer Services 0.1%
Restaurant Brands International, Inc.	97,381	4,643,976
Diversified Financials 0.4%
Brookfield Asset Management, Inc., Class A	368,401	12,424,637
CI Financial Corp.	100,970	1,975,458
IGM Financial, Inc.	60,992	1,724,632
Thomson Reuters Corp.	176,995	7,326,396
		23,451,123
Energy 1.5%
ARC Resources Ltd.	164,389	2,866,675
Cameco Corp.	210,071	1,937,319
Canadian Natural Resources Ltd.	470,524	14,606,488
Cenovus Energy, Inc.	382,857	5,529,622
Crescent Point Energy Corp.	221,581	3,343,854
Enbridge, Inc.	381,607	15,042,654
Encana Corp.	374,962	3,578,007
Husky Energy, Inc. *	147,021	1,806,317
Imperial Oil Ltd.	108,314	3,302,956
Inter Pipeline Ltd.	146,715	3,189,140
Pembina Pipeline Corp.	147,789	4,444,765
Suncor Energy, Inc.	670,039	18,159,816
Tourmaline Oil Corp. *	81,649	2,295,046
TransCanada Corp.	345,063	15,640,331
		95,742,990

2    See financial notes

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Food & Staples Retailing 0.3%
Alimentation Couche-Tard, Inc., B Shares	159,552	8,224,154
George Weston Ltd.	17,512	1,506,882
Loblaw Cos. Ltd.	96,656	5,256,207
Metro, Inc.	111,303	3,778,389
		18,765,632
Food, Beverage & Tobacco 0.1%
Saputo, Inc.	125,288	4,163,375
Insurance 0.6%
Fairfax Financial Holdings Ltd.	9,500	5,374,102
Great-West Lifeco, Inc.	141,894	3,387,157
Intact Financial Corp.	50,176	3,639,916
Manulife Financial Corp.	819,461	11,173,474
Power Corp. of Canada	150,310	3,175,636
Power Financial Corp.	86,100	1,982,456
Sun Life Financial, Inc.	297,696	9,388,865
		38,121,606
Materials 0.7%
Agnico Eagle Mines Ltd.	98,881	5,009,428
Agrium, Inc.	61,644	5,936,768
Barrick Gold Corp.	487,175	8,276,461
Franco-Nevada Corp.	75,772	5,291,710
Goldcorp, Inc.	346,895	5,277,256
Potash Corp. of Saskatchewan, Inc.	380,255	6,886,063
Silver Wheaton Corp.	201,080	5,094,241
Turquoise Hill Resources Ltd. *	430,444	1,325,402
		43,097,329
Media 0.1%
Shaw Communications, Inc., B Shares	201,592	4,030,150
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Valeant Pharmaceuticals International, Inc. *	134,601	3,907,589
Real Estate 0.0%
RioCan Real Estate Investment Trust	129,315	2,714,329
Retailing 0.1%
Canadian Tire Corp., Ltd., Class A	34,848	3,567,800
Software & Services 0.1%
CGI Group, Inc., Class A *	112,725	5,483,965
Constellation Software, Inc.	6,537	2,850,761
		8,334,726
Technology Hardware & Equipment 0.0%
BlackBerry Ltd. *	100,690	763,588
Telecommunication Services 0.2%
BCE, Inc.	115,434	5,390,527
Rogers Communications, Inc., B Shares	137,625	5,890,797
TELUS Corp.	70,139	2,299,744
		13,581,068
Transportation 0.5%
Canadian National Railway Co.	297,939	19,135,947
Canadian Pacific Railway Ltd.	62,101	9,506,487
		28,642,434
Security	Number of Shares	Value ($)
Utilities 0.1%
Canadian Utilities Ltd., Class A	75,020	2,149,882
Fortis, Inc.	118,193	3,715,911
Hydro One Ltd. (d)	53,864	1,076,418
		6,942,211
		447,016,364
Denmark 1.6%
Banks 0.2%
Danske Bank A/S	351,591	10,301,607
Jyske Bank A/S - Reg’d	29,939	1,434,989
		11,736,596
Capital Goods 0.1%
Vestas Wind Systems A/S	102,366	8,478,673
Commercial & Professional Services 0.0%
ISS A/S	61,168	2,473,228
Consumer Durables & Apparel 0.1%
Pandora A/S	49,107	6,099,244
Food, Beverage & Tobacco 0.1%
Carlsberg A/S, B Shares	44,524	4,167,504
Health Care Equipment & Services 0.1%
Coloplast A/S, B Shares	46,674	3,544,587
William Demant Holding A/S *	65,340	1,363,002
		4,907,589
Materials 0.1%
Chr Hansen Holding A/S	39,204	2,373,618
Novozymes A/S, B Shares	103,887	4,497,427
		6,871,045
Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Genmab A/S *	24,798	3,955,746
H. Lundbeck A/S *	23,315	930,144
Novo Nordisk A/S, B Shares	783,050	36,641,387
		41,527,277
Telecommunication Services 0.0%
TDC A/S *	283,298	1,563,468
Transportation 0.2%
AP Moller - Maersk A/S, A Shares	1,421	2,022,224
AP Moller - Maersk A/S, B Shares	3,045	4,545,218
DSV A/S	91,787	4,544,985
		11,112,427
		98,937,051
Finland 0.9%
Automobiles & Components 0.0%
Nokian Renkaat Oyj	68,812	2,480,815
Capital Goods 0.2%
Kone Oyj, B Shares	151,434	7,598,112
Metso Oyj	32,277	902,307
Wartsila Oyj Abp	67,880	2,788,177
		11,288,596
Energy 0.1%
Neste Oyj	73,496	3,056,508
Food & Staples Retailing 0.0%
Kesko Oyj, B Shares	26,136	1,134,958

See financial notes    3

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Insurance 0.1%
Sampo Oyj, A Shares	190,538	8,168,024
Materials 0.1%
Stora Enso Oyj, R Shares	264,654	2,333,012
UPM-Kymmene Oyj	242,247	4,859,142
		7,192,154
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Orion Oyj, Class B	81,280	3,072,437
Technology Hardware & Equipment 0.2%
Nokia Oyj	2,349,071	13,186,034
Telecommunication Services 0.0%
Elisa Oyj	51,215	1,799,063
Utilities 0.1%
Fortum Oyj	163,435	2,519,235
		53,897,824
France 7.8%
Automobiles & Components 0.4%
Cie Generale des Etablissements Michelin	89,298	9,478,118
Faurecia	26,642	1,061,831
Peugeot S.A. *	174,763	2,574,143
Renault S.A.	75,846	6,192,748
Valeo S.A.	104,544	5,401,458
		24,708,298
Banks 0.6%
BNP Paribas S.A.	416,894	21,175,107
Credit Agricole S.A.	483,631	4,573,085
Natixis S.A.	429,784	1,898,412
Societe Generale S.A.	320,835	11,665,032
		39,311,636
Capital Goods 1.4%
Airbus Group SE	233,201	13,581,150
Alstom S.A. *	88,954	2,349,504
Bouygues S.A.	89,370	2,829,802
Compagnie de Saint-Gobain	200,376	8,774,992
Eiffage S.A.	24,479	1,913,896
Legrand S.A.	122,317	7,316,940
Rexel S.A.	135,420	2,172,619
Safran S.A.	135,036	9,426,838
Schneider Electric SE	237,531	16,161,361
Thales S.A.	45,300	3,916,655
Vinci S.A.	193,842	14,678,458
Zodiac Aerospace	87,120	1,979,409
		85,101,624
Commercial & Professional Services 0.1%
Bureau Veritas S.A.	103,396	2,213,322
Edenred	69,189	1,504,196
Societe BIC S.A.	14,071	2,050,625
Teleperformance	17,608	1,822,441
		7,590,584
Consumer Durables & Apparel 0.5%
Christian Dior SE	17,987	3,105,117
Hermes International	10,906	4,598,684
Kering	28,338	5,363,865
Security	Number of Shares	Value ($)
LVMH Moet Hennessy Louis Vuitton SE	104,559	17,665,849
SEB S.A.	11,654	1,548,471
		32,281,986
Consumer Services 0.1%
Accor S.A.	98,010	3,694,472
Sodexo S.A.	39,224	4,536,761
		8,231,233
Diversified Financials 0.1%
Amundi S.A. (d)	10,644	514,733
Eurazeo S.A.	21,113	1,278,959
Wendel S.A.	15,246	1,731,134
		3,524,826
Energy 0.7%
Technip S.A.	53,410	3,150,939
Total S.A.	894,346	42,582,308
		45,733,247
Food & Staples Retailing 0.1%
Carrefour S.A.	238,555	5,996,635
Casino Guichard Perrachon S.A.	28,314	1,398,406
		7,395,041
Food, Beverage & Tobacco 0.5%
Danone S.A.	233,447	17,708,700
Pernod-Ricard S.A.	91,511	10,487,602
Remy Cointreau S.A.	10,028	873,726
		29,070,028
Health Care Equipment & Services 0.2%
BioMerieux	8,712	1,323,002
Essilor International S.A.	93,783	11,891,720
Orpea	15,520	1,345,668
Sartorius Stedim Biotech	7,371	517,277
		15,077,667
Household & Personal Products 0.3%
L'Oreal S.A.	98,088	18,500,718
Insurance 0.3%
AXA S.A.	806,679	16,908,609
CNP Assurances	79,000	1,269,641
SCOR SE	60,984	1,791,413
		19,969,663
Materials 0.3%
Air Liquide S.A.	141,722	15,520,682
Arkema S.A.	29,847	2,660,364
Imerys S.A.	15,246	1,072,641
		19,253,687
Media 0.4%
Eutelsat Communications S.A.	75,508	1,465,390
JCDecaux S.A.	32,143	1,102,617
Lagardere S.C.A.	59,437	1,447,418
Publicis Groupe S.A.	79,235	5,872,900
SES S.A.	159,736	3,663,082
Vivendi S.A.	485,817	9,403,943
		22,955,350
Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Eurofins Scientific SE	3,716	1,504,001
Ipsen S.A.	26,136	1,695,015
Sanofi	475,631	36,588,711
		39,787,727

4    See financial notes

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Real Estate 0.1%
Fonciere Des Regions	15,246	1,422,264
Gecina S.A.	21,780	3,402,109
Klepierre	67,114	3,140,171
		7,964,544
Semiconductors & Semiconductor Equipment 0.0%
STMicroelectronics N.V.	311,454	2,325,148
Software & Services 0.3%
Atos SE	35,431	3,480,877
Cap Gemini S.A.	63,162	6,144,076
Dassault Systemes S.A.	65,400	5,500,818
		15,125,771
Technology Hardware & Equipment 0.0%
Ingenico Group S.A.	24,033	2,584,061
Telecommunication Services 0.3%
Iliad S.A.	8,712	1,793,597
Orange S.A.	821,106	12,519,592
SFR Group S.A.	46,301	1,229,890
		15,543,079
Transportation 0.1%
Aeroports de Paris	12,153	1,252,024
Bollore S.A.	435,600	1,570,914
Groupe Eurotunnel SE - Reg'd	214,365	2,354,064
		5,177,002
Utilities 0.3%
Engie S.A.	610,893	9,722,655
Suez	165,528	2,500,799
Veolia Environnement S.A.	194,031	4,119,983
		16,343,437
		483,556,357
Germany 7.3%
Automobiles & Components 0.8%
Bayerische Motoren Werke AG	133,330	11,584,190
Continental AG	45,738	9,571,752
Daimler AG - Reg'd	405,689	28,049,973
Volkswagen AG	20,626	2,996,723
		52,202,638
Banks 0.0%
Commerzbank AG	417,532	2,932,454
Capital Goods 0.9%
Brenntag AG	64,766	3,519,374
GEA Group AG	93,654	5,018,736
HOCHTIEF AG	17,789	2,388,395
KION Group AG	29,239	1,663,090
MAN SE	13,911	1,444,912
MTU Aero Engines AG	14,055	1,426,996
OSRAM Licht AG	37,026	1,935,697
Siemens AG - Reg'd	327,800	39,082,571
		56,479,771
Consumer Durables & Apparel 0.3%
adidas AG	85,681	14,213,877
HUGO BOSS AG	26,938	1,642,619
		15,856,496
Security	Number of Shares	Value ($)
Diversified Financials 0.3%
Deutsche Bank AG - Reg'd *	572,206	8,418,655
Deutsche Boerse AG *	84,972	7,249,234
		15,667,889
Food & Staples Retailing 0.0%
METRO AG	87,120	2,580,994
Health Care Equipment & Services 0.3%
Fresenius Medical Care AG & Co. KGaA	94,525	8,352,690
Fresenius SE & Co. KGaA	172,089	12,538,661
		20,891,351
Household & Personal Products 0.2%
Beiersdorf AG	42,703	3,967,017
Henkel AG & Co. KGaA	49,213	5,516,722
		9,483,739
Insurance 0.7%
Allianz SE - Reg'd	196,020	29,156,258
Hannover Rueck SE	28,314	2,888,579
Muenchener Rueckversicherungs-Gesellschaft AG - Reg'd	61,463	11,093,033
		43,137,870
Materials 1.1%
BASF SE	392,334	31,854,514
Covestro AG (d)	32,254	1,676,880
Evonik Industries AG	74,525	2,501,271
Fuchs Petrolub SE	21,780	912,323
HeidelbergCement AG	59,691	5,535,858
K+S AG - Reg'd (a)	87,128	1,821,417
LANXESS AG	34,848	1,856,763
Linde AG	77,094	13,184,325
Symrise AG	51,126	3,758,712
ThyssenKrupp AG	205,372	4,779,375
Wacker Chemie AG	8,712	808,647
		68,690,085
Media 0.1%
Axel Springer SE	26,136	1,329,115
ProSiebenSat.1 Media SE	83,850	3,601,037
RTL Group S.A.	15,246	1,281,158
		6,211,310
Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Bayer AG - Reg'd	350,427	37,455,928
Merck KGaA	56,628	5,949,968
QIAGEN N.V. *	102,366	2,706,599
		46,112,495
Real Estate 0.2%
Deutsche Wohnen AG	130,318	4,891,272
LEG Immobilien AG *	26,483	2,581,145
Vonovia SE	179,444	6,971,965
		14,444,382
Retailing 0.1%
Fielmann AG	13,068	1,020,560
Zalando SE *(d)	52,568	2,007,304
		3,027,864
Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	475,124	7,987,808

See financial notes    5

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Software & Services 0.6%
SAP SE	377,136	33,081,958
United Internet AG - Reg'd	41,624	1,708,782
Wirecard AG (a)	61,725	3,050,268
		37,841,008
Telecommunication Services 0.4%
Deutsche Telekom AG - Reg'd	1,327,028	22,125,312
Telefonica Deutschland Holding AG	426,309	1,749,168
		23,874,480
Transportation 0.2%
Deutsche Lufthansa AG - Reg'd	98,010	1,140,161
Deutsche Post AG - Reg'd	383,328	12,124,851
Fraport AG Frankfurt Airport Services Worldwide	19,602	1,091,804
		14,356,816
Utilities 0.2%
E.ON SE	856,794	7,879,274
RWE AG *	207,780	3,393,699
		11,272,973
		453,052,423
Hong Kong 3.3%
Automobiles & Components 0.0%
Xinyi Glass Holdings Ltd. *	982,768	846,345
Banks 0.3%
BOC Hong Kong Holdings Ltd.	1,845,655	6,460,120
Hang Seng Bank Ltd.	329,080	5,774,040
The Bank of East Asia Ltd.	645,676	2,609,591
		14,843,751
Capital Goods 0.5%
CK Hutchison Holdings Ltd.	1,216,241	15,632,736
Hopewell Holdings Ltd.	484,590	1,708,646
Jardine Matheson Holdings Ltd.	100,546	6,017,678
Jardine Strategic Holdings Ltd.	102,852	3,315,949
Johnson Electric Holdings Ltd.	349,150	934,007
		27,609,016
Consumer Durables & Apparel 0.1%
Prada S.p.A.	214,040	641,561
Samsonite International S.A.	656,068	2,072,217
Techtronic Industries Co., Ltd.	564,344	2,288,152
Texwinca Holdings Ltd.	231,808	165,561
Yue Yuen Industrial Holdings Ltd.	648,242	2,757,854
		7,925,345
Consumer Services 0.1%
China Travel International Investment Hong Kong Ltd.	2,344,220	689,054
Galaxy Entertainment Group Ltd.	930,508	3,029,017
Sands China Ltd.	1,063,364	4,181,210
		7,899,281
Diversified Financials 0.2%
Hong Kong Exchanges & Clearing Ltd.	534,072	13,061,328
Energy 0.0%
Brightoil Petroleum Holdings Ltd.	1,770,890	486,286
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 0.1%
China Mengniu Dairy Co., Ltd.	1,244,393	2,361,487
Tingyi Cayman Islands Holding Corp.	1,031,561	954,860
Want Want China Holdings Ltd.	3,018,738	1,988,687
WH Group Ltd. (d)	2,116,546	1,664,477
		6,969,511
Insurance 0.5%
AIA Group Ltd.	5,097,169	32,232,074
Real Estate 0.9%
Cheung Kong Property Holdings Ltd.	1,210,076	8,502,162
Hang Lung Properties Ltd.	993,938	2,265,488
Henderson Land Development Co., Ltd.	454,197	2,655,472
Hongkong Land Holdings Ltd.	506,456	3,286,899
Hysan Development Co., Ltd.	227,472	1,098,247
Kerry Properties Ltd.	286,008	831,467
Link REIT	1,089,000	7,918,213
New World Development Co., Ltd.	2,438,154	3,058,399
Shui On Land Ltd.	3,267,000	926,599
Sino Land Co., Ltd.	1,313,748	2,249,212
Sun Hung Kai Properties Ltd.	708,965	9,980,853
Swire Pacific Ltd., Class A	303,352	3,351,567
Swire Properties Ltd.	830,660	2,339,887
The Wharf Holdings Ltd.	641,579	4,532,637
Wheelock & Co., Ltd.	349,794	2,002,237
		54,999,339
Retailing 0.0%
Esprit Holdings Ltd. *	1,089,000	963,102
Semiconductors & Semiconductor Equipment 0.1%
ASM Pacific Technology Ltd.	126,701	986,591
Semiconductor Manufacturing International Corp. *	27,235,959	2,984,570
Xinyi Solar Holdings Ltd. *(a)	1,705,668	701,464
		4,672,625
Technology Hardware & Equipment 0.1%
AAC Technologies Holdings, Inc.	334,353	3,812,618
VTech Holdings Ltd.	83,284	929,821
		4,742,439
Telecommunication Services 0.0%
PCCW Ltd.	2,178,000	1,381,476
Transportation 0.1%
Cathay Pacific Airways Ltd.	402,440	579,010
MTR Corp. Ltd.	675,855	3,694,363
		4,273,373
Utilities 0.3%
Cheung Kong Infrastructure Holdings Ltd.	262,364	2,203,631
CLP Holdings Ltd.	641,131	6,575,173
Hong Kong & China Gas Co., Ltd.	3,491,533	6,661,899
Power Assets Holdings Ltd.	554,170	5,301,114
		20,741,817
		203,647,108

6    See financial notes

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Ireland 0.2%
Banks 0.1%
Bank of Ireland *	12,979,635	2,920,124
Food, Beverage & Tobacco 0.1%
Glanbia plc	85,795	1,631,109
Kerry Group plc, A Shares	67,518	5,728,594
		7,359,703
Transportation 0.0%
Ryanair Holdings plc	137,691	1,838,706
		12,118,533
Israel 0.6%
Banks 0.1%
Bank Hapoalim B.M.	496,584	2,659,580
Bank Leumi Le-Israel *	664,571	2,484,115
First International Bank of Israel Ltd.	57,390	719,110
Israel Discount Bank Ltd., A Shares *	597,949	1,078,026
Mizrahi Tefahot Bank Ltd.	81,183	977,539
		7,918,370
Capital Goods 0.0%
Elbit Systems Ltd.	9,932	964,096
Materials 0.1%
Frutarom Industries Ltd.	16,462	867,738
Israel Chemicals Ltd.	297,373	1,257,773
		2,125,511
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Teva Pharmaceutical Industries Ltd.	396,883	20,112,474
Real Estate 0.0%
Azrieli Group	17,424	759,999
Gazit-Globe Ltd.	64,628	669,711
		1,429,710
Software & Services 0.0%
NICE Ltd.	26,927	1,835,778
Telecommunication Services 0.1%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,150,176	2,305,004
		36,690,943
Italy 1.8%
Automobiles & Components 0.1%
Ferrari N.V.	55,395	2,665,274
Fiat Chrysler Automobiles N.V.	432,570	2,984,593
		5,649,867
Banks 0.4%
Banca Monte dei Paschi di Siena S.p.A. *	1,329,099	357,636
Intesa Sanpaolo S.p.A.	5,427,950	12,876,652
Mediobanca S.p.A.	254,826	1,887,352
UniCredit S.p.A.	2,311,161	5,935,769
Unione di Banche Italiane S.p.A.	531,205	1,427,010
		22,484,419
Security	Number of Shares	Value ($)
Capital Goods 0.1%
CNH Industrial N.V.	425,575	3,104,595
Leonardo-Finmeccanica S.p.A. *	177,547	2,022,910
Prysmian S.p.A.	75,033	1,848,523
		6,976,028
Consumer Durables & Apparel 0.1%
Luxottica Group S.p.A.	81,328	3,917,542
Diversified Financials 0.1%
Banca Mediolanum S.p.A.	103,480	716,860
EXOR S.p.A.	60,984	2,502,885
		3,219,745
Energy 0.3%
Eni S.p.A.	1,056,837	15,937,279
Saipem S.p.A. *	2,743,142	1,255,371
Tenaris S.A.	200,376	2,749,438
		19,942,088
Food, Beverage & Tobacco 0.0%
Davide Campari-Milano S.p.A.	142,642	1,549,752
Parmalat S.p.A.	209,625	547,720
		2,097,472
Insurance 0.1%
Assicurazioni Generali S.p.A.	535,788	6,802,763
Poste Italiane S.p.A. (d)	164,809	1,147,224
UnipolSai S.p.A.	434,652	724,688
		8,674,675
Media 0.0%
Mediaset S.p.A.	381,150	1,203,898
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Recordati S.p.A.	39,284	1,186,569
Telecommunication Services 0.1%
Telecom Italia S.p.A. *	3,933,520	3,563,908
Telecom Italia S.p.A. - RSP *	2,822,688	2,065,455
		5,629,363
Transportation 0.1%
Atlantia S.p.A.	202,763	5,207,575
Utilities 0.4%
Enel S.p.A.	3,041,560	13,407,866
Snam S.p.A.	989,117	5,475,094
Terna Rete Elettrica Nazionale S.p.A.	681,714	3,516,886
		22,399,846
		108,589,087
Japan 21.8%
Automobiles & Components 2.8%
Aisin Seiki Co., Ltd.	77,280	3,649,759
Bridgestone Corp.	263,746	9,064,795
Denso Corp.	205,960	8,506,416
Fuji Heavy Industries Ltd.	259,792	10,292,721
Honda Motor Co., Ltd.	754,210	23,114,475
Isuzu Motors Ltd.	263,970	3,038,201
Koito Manufacturing Co., Ltd.	48,415	2,305,253
Mazda Motor Corp.	242,148	3,992,685
Mitsubishi Motors Corp.	286,567	1,310,448
NGK Spark Plug Co., Ltd.	94,224	1,762,686
Nissan Motor Co., Ltd.	862,425	8,462,913
NOK Corp.	55,714	1,131,139

See financial notes    7

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Stanley Electric Co., Ltd.	74,412	1,901,396
Sumitomo Electric Industries Ltd.	389,159	5,769,569
Sumitomo Rubber Industries Ltd.	91,770	1,361,001
Suzuki Motor Corp.	175,625	5,822,189
The Yokohama Rubber Co., Ltd.	50,903	827,263
Toyota Industries Corp.	66,191	3,167,646
Toyota Motor Corp.	1,202,780	72,537,745
Yamaha Motor Co., Ltd.	142,120	2,912,886
		170,931,186
Banks 1.8%
Aozora Bank Ltd.	640,392	2,265,998
Concordia Financial Group Ltd. *	854,180	4,406,540
Fukuoka Financial Group, Inc.	405,705	1,717,975
Japan Post Bank Co., Ltd.	177,410	2,085,663
Kyushu Financial Group, Inc.	196,516	1,164,638
Mitsubishi UFJ Financial Group, Inc.	5,860,459	31,960,989
Mizuho Financial Group, Inc.	10,366,710	18,010,323
Resona Holdings, Inc.	1,012,790	4,633,366
Seven Bank Ltd.	217,800	770,675
Shinsei Bank Ltd.	756,296	1,206,447
Sumitomo Mitsui Financial Group, Inc.	541,568	18,958,938
Sumitomo Mitsui Trust Holdings, Inc.	1,685,868	6,035,451
Suruga Bank Ltd.	85,552	2,035,515
The Bank of Kyoto Ltd.	178,776	1,292,836
The Chiba Bank Ltd.	279,504	1,656,460
The Chugoku Bank Ltd.	100,719	1,240,547
The Gunma Bank Ltd.	225,579	1,064,268
The Hachijuni Bank Ltd.	281,672	1,489,579
The Hiroshima Bank Ltd.	286,526	1,193,916
The Iyo Bank Ltd.	217,800	1,404,482
The Joyo Bank Ltd.	371,305	1,475,384
The Juroku Bank Ltd.	223,136	619,133
The San-In Godo Bank Ltd.	75,474	515,881
The Shiga Bank Ltd.	124,576	599,786
The Shizuoka Bank Ltd.	236,144	1,945,132
Yamaguchi Financial Group, Inc.	111,173	1,173,693
		110,923,615
Capital Goods 2.9%
Amada Holdings Co., Ltd.	174,485	1,825,231
Asahi Glass Co., Ltd.	362,813	2,308,029
COMSYS Holdings Corp.	76,625	1,448,271
Daikin Industries Ltd.	124,165	11,510,786
Ebara Corp.	201,785	1,037,846
FANUC Corp.	80,877	13,785,097
Fuji Electric Co., Ltd.	251,429	1,147,334
Hino Motors Ltd.	163,923	1,816,172
Hoshizaki Corp.	12,047	963,201
IHI Corp.	597,032	1,823,968
ITOCHU Corp.	675,652	7,975,744
JGC Corp.	102,896	1,632,449
JTEKT Corp.	107,332	1,668,583
Kajima Corp.	374,896	2,519,000
Kawasaki Heavy Industries Ltd.	651,232	1,907,703
Keihan Holdings Co., Ltd.	172,272	1,117,557
Komatsu Ltd.	436,100	9,534,878
Kubota Corp.	519,043	7,612,396
Kurita Water Industries Ltd.	52,583	1,199,239
LIXIL Group Corp.	124,776	2,517,596
Mabuchi Motor Co., Ltd.	25,155	1,335,147
Security	Number of Shares	Value ($)
Makita Corp.	43,760	3,143,392
Marubeni Corp.	670,854	3,344,703
Minebea Co., Ltd.	159,264	1,616,737
MISUMI Group, Inc.	133,803	2,336,233
Mitsubishi Corp.	580,540	12,097,974
Mitsubishi Electric Corp.	873,844	11,409,352
Mitsubishi Heavy Industries Ltd.	1,311,612	5,711,317
Mitsui & Co., Ltd.	787,403	10,482,467
Mitsui Engineering & Shipbuilding Co., Ltd.	484,296	669,544
MonotaRO Co., Ltd.	29,045	733,180
Nabtesco Corp.	43,754	1,129,013
NGK Insulators Ltd.	97,834	2,122,488
Nidec Corp.	96,627	8,708,434
NSK Ltd.	186,932	1,926,519
NTN Corp.	197,215	722,623
Obayashi Corp.	260,330	2,403,588
Seibu Holdings, Inc.	79,578	1,307,130
Shimizu Corp.	294,680	2,629,571
SMC Corp.	25,275	7,120,544
Sojitz Corp.	937,450	2,247,669
Sumitomo Corp.	561,448	6,090,247
Sumitomo Heavy Industries Ltd.	283,480	1,392,254
Taisei Corp.	400,929	3,015,640
The Japan Steel Works Ltd.	213,767	996,140
THK Co., Ltd.	75,552	1,480,581
Toshiba Corp. *	1,684,640	5,329,088
TOTO Ltd.	72,035	2,736,961
Toyota Tsusho Corp.	116,625	2,667,712
		182,257,328
Commercial & Professional Services 0.3%
Dai Nippon Printing Co., Ltd.	275,168	2,798,634
Park24 Co., Ltd.	27,380	800,740
Recruit Holdings Co., Ltd.	128,059	4,871,776
Secom Co., Ltd.	89,760	6,813,898
Sohgo Security Services Co., Ltd.	29,245	1,461,755
Temp Holdings Co., Ltd.	73,165	1,167,839
Toppan Printing Co., Ltd.	268,664	2,394,820
		20,309,462
Consumer Durables & Apparel 0.9%
Asics Corp.	78,898	1,599,547
Bandai Namco Holdings, Inc.	102,996	2,814,006
Casio Computer Co., Ltd.	100,728	1,422,764
Haseko Corp.	159,534	1,509,970
Iida Group Holdings Co., Ltd.	57,429	1,076,013
Nikon Corp.	198,966	2,921,925
Panasonic Corp.	934,572	9,586,512
Rinnai Corp.	24,052	2,255,565
Sega Sammy Holdings, Inc.	80,916	1,105,374
Sekisui Chemical Co., Ltd.	174,440	2,438,635
Sekisui House Ltd.	257,024	4,139,817
Sharp Corp. *(a)	597,090	825,483
Shimano, Inc.	31,102	4,522,397
Sony Corp.	536,302	17,239,853
Sumitomo Forestry Co., Ltd.	134,065	1,814,579
Wacoal Holdings Corp.	44,360	474,328
Yamaha Corp.	59,506	1,930,127
		57,676,895

8    See financial notes

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Consumer Services 0.1%
Benesse Holdings, Inc.	56,968	1,314,116
Oriental Land Co., Ltd.	91,944	5,385,882
Resorttrust, Inc.	46,528	991,422
		7,691,420
Diversified Financials 0.5%
Acom Co., Ltd. *	242,902	1,162,435
AEON Financial Service Co., Ltd.	46,125	849,501
Credit Saison Co., Ltd.	101,028	1,739,555
Daiwa Securities Group, Inc.	710,768	4,153,219
Japan Exchange Group, Inc.	214,410	3,349,800
Mitsubishi UFJ Lease & Finance Co., Ltd.	435,600	2,042,500
Nomura Holdings, Inc.	1,524,600	7,182,652
ORIX Corp.	538,796	7,748,432
SBI Holdings, Inc.	165,684	1,967,032
Zenkoku Hosho Co., Ltd.	46,548	1,829,338
		32,024,464
Energy 0.2%
Idemitsu Kosan Co., Ltd.	53,008	967,043
Inpex Corp.	435,600	3,783,468
JX Holdings, Inc.	1,234,316	4,616,975
Showa Shell Sekiyu K.K.	162,760	1,387,870
TonenGeneral Sekiyu K.K.	90,915	839,405
		11,594,761
Food & Staples Retailing 0.4%
Aeon Co., Ltd.	317,095	4,360,880
FamilyMart Co., Ltd. (a)	31,352	2,246,032
Lawson, Inc.	28,763	2,018,846
Matsumotokiyoshi Holdings Co., Ltd.	18,985	836,049
Seven & i Holdings Co., Ltd.	330,282	13,925,265
Sugi Holdings Co., Ltd.	20,212	990,717
Sundrug Co., Ltd.	18,144	1,315,609
Tsuruha Holdings, Inc.	18,144	1,778,703
		27,472,101
Food, Beverage & Tobacco 1.1%
Ajinomoto Co., Inc.	227,472	4,822,798
Asahi Group Holdings Ltd.	178,000	5,826,925
Calbee, Inc.	30,668	1,113,340
Ezaki Glico Co., Ltd.	44,064	2,206,715
Japan Tobacco, Inc.	501,256	19,423,155
Kewpie Corp.	84,340	2,318,158
Kikkoman Corp.	98,560	3,101,588
Kirin Holdings Co., Ltd.	418,649	6,826,041
MEIJI Holdings Co., Ltd.	58,945	5,305,534
NH Foods Ltd.	74,712	1,636,029
Nichirei Corp.	94,018	931,681
Nisshin Seifun Group, Inc.	170,704	2,414,463
Nissin Foods Holdings Co., Ltd.	35,688	1,980,462
Sapporo Holdings Ltd.	22,250	545,952
Suntory Beverage & Food Ltd.	56,736	2,251,668
Toyo Suisan Kaisha Ltd.	46,728	1,913,212
Yakult Honsha Co., Ltd.	48,716	2,150,032
Yamazaki Baking Co., Ltd.	54,734	1,244,063
		66,011,816
Health Care Equipment & Services 0.5%
Alfresa Holdings Corp.	133,648	2,495,038
Asahi Intecc Co., Ltd.	15,430	686,209
Security	Number of Shares	Value ($)
Hoya Corp.	182,012	7,054,538
M3, Inc.	78,882	2,360,321
Miraca Holdings, Inc.	15,376	729,146
Nipro Corp.	90,088	1,121,800
Olympus Corp.	136,593	4,470,124
Suzuken Co., Ltd.	39,224	1,137,263
Sysmex Corp.	55,722	3,593,230
Terumo Corp.	160,051	6,228,117
		29,875,786
Household & Personal Products 0.4%
Kao Corp.	225,128	11,703,130
Kobayashi Pharmaceutical Co., Ltd.	23,650	1,098,644
Kose Corp.	11,625	1,042,974
Lion Corp.	102,896	1,440,454
Pigeon Corp.	38,285	1,018,984
Shiseido Co., Ltd.	204,218	5,135,312
Unicharm Corp.	148,010	3,595,970
		25,035,468
Insurance 0.6%
Japan Post Holdings Co., Ltd.	190,510	2,495,684
Japan Post Insurance Co., Ltd. (a)	27,320	577,382
MS&AD Insurance Group Holdings, Inc.	217,800	6,216,991
Sompo Japan Nipponkoa Holdings, Inc.	183,915	5,896,091
Sony Financial Holdings, Inc.	66,340	911,385
T&D Holdings, Inc.	294,470	3,360,776
The Dai-ichi Life Insurance Co., Ltd.	518,864	7,221,006
Tokio Marine Holdings, Inc.	299,467	11,766,171
		38,445,486
Materials 1.5%
Air Water, Inc.	105,064	1,942,112
Asahi Kasei Corp.	592,696	4,998,965
Daicel Corp.	148,424	1,892,698
Denka Co., Ltd.	198,606	839,086
DIC Corp.	38,275	1,163,773
Dowa Holdings Co., Ltd.	143,160	959,152
Hitachi Chemical Co., Ltd.	46,528	1,003,117
Hitachi Metals Ltd.	107,232	1,297,960
JFE Holdings, Inc.	224,404	3,485,329
JSR Corp.	148,830	2,177,017
Kaneka Corp.	114,202	930,752
Kansai Paint Co., Ltd.	94,224	2,076,053
Kobe Steel Ltd.	1,629,295	1,512,180
Kuraray Co., Ltd.	217,800	3,112,181
Maruichi Steel Tube Ltd.	17,297	596,996
Mitsubishi Chemical Holdings Corp.	651,485	4,111,659
Mitsubishi Gas Chemical Co., Inc.	142,467	964,150
Mitsubishi Materials Corp.	790,271	2,230,958
Mitsui Chemicals, Inc.	438,375	2,097,894
Nippon Kayaku Co., Ltd.	69,989	765,965
Nippon Paint Holdings Co., Ltd.	90,340	3,235,942
Nippon Shokubai Co., Ltd.	13,970	857,635
Nippon Steel & Sumitomo Metal Corp.	358,163	7,604,060
Nissan Chemical Industries Ltd.	61,663	1,895,764
Nisshin Steel Co., Ltd.	33,420	429,402
Nitto Denko Corp.	68,308	4,665,033
Oji Holdings Corp.	259,992	1,045,649
Shin-Etsu Chemical Co., Ltd.	177,610	13,039,787
Sumitomo Chemical Co., Ltd.	581,887	2,666,548

See financial notes    9

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Sumitomo Metal Mining Co., Ltd.	225,304	2,857,822
Sumitomo Osaka Cement Co., Ltd.	107,232	485,180
Taiheiyo Cement Corp.	554,238	1,682,513
Teijin Ltd.	503,362	1,878,452
Toray Industries, Inc.	663,006	6,386,805
Tosoh Corp.	271,008	1,668,991
Toyo Seikan Group Holdings Ltd.	42,235	783,166
Ube Industries Ltd.	433,010	787,024
		90,127,770
Media 0.2%
CyberAgent, Inc.	22,080	1,197,552
Dentsu, Inc.	104,664	5,757,608
Hakuhodo DY Holdings, Inc.	116,396	1,264,843
Shochiku Co., Ltd.	59,536	638,328
Toho Co., Ltd.	46,328	1,350,403
		10,208,734
Pharmaceuticals, Biotechnology & Life Sciences 1.3%
Astellas Pharma, Inc.	927,045	14,165,366
Chugai Pharmaceutical Co., Ltd.	96,492	3,027,182
Daiichi Sankyo Co., Ltd.	278,171	6,385,818
Eisai Co., Ltd.	113,424	6,612,333
Hisamitsu Pharmaceutical Co., Inc.	27,610	1,235,890
Kaken Pharmaceutical Co., Ltd.	17,520	989,189
Kyowa Hakko Kirin Co., Ltd.	108,276	1,536,706
Mitsubishi Tanabe Pharma Corp.	132,232	2,454,541
Nippon Shinyaku Co., Ltd.	24,848	1,151,894
Ono Pharmaceutical Co., Ltd.	201,520	5,254,502
Otsuka Holdings Co., Ltd.	172,160	7,461,626
Rohto Pharmaceutical Co., Ltd.	42,192	661,219
Santen Pharmaceutical Co., Ltd.	181,478	2,284,375
Sawai Pharmaceutical Co., Ltd.	7,304	480,178
Shionogi & Co., Ltd.	127,144	5,677,751
Sumitomo Dainippon Pharma Co., Ltd.	102,632	1,718,554
Taisho Pharmaceutical Holdings Co., Ltd.	17,994	1,649,182
Takeda Pharmaceutical Co., Ltd.	323,064	14,242,489
Tsumura & Co.	61,362	1,615,992
		78,604,787
Real Estate 0.7%
Aeon Mall Co., Ltd.	57,254	805,935
Daito Trust Construction Co., Ltd.	31,343	4,616,528
Daiwa House Industry Co., Ltd.	305,898	7,900,677
Hulic Co., Ltd.	98,060	929,074
Mitsubishi Estate Co., Ltd.	548,864	10,384,559
Mitsui Fudosan Co., Ltd.	401,143	8,640,660
Nomura Real Estate Holdings, Inc.	46,483	757,677
NTT Urban Development Corp.	120,440	1,105,018
Sumitomo Realty & Development Co., Ltd.	176,428	4,657,385
Tokyo Tatemono Co., Ltd.	72,023	846,019
Tokyu Fudosan Holdings Corp.	217,800	1,212,866
		41,856,398
Retailing 0.6%
Aoyama Trading Co., Ltd.	40,124	1,303,395
Don Quijote Holdings Co., Ltd.	46,387	1,515,813
Fast Retailing Co., Ltd.	22,234	7,811,510
Hikari Tsushin, Inc.	5,322	478,509
Isetan Mitsukoshi Holdings Ltd.	205,477	1,871,314
J Front Retailing Co., Ltd.	79,048	892,619
Security	Number of Shares	Value ($)
Marui Group Co., Ltd.	136,485	1,663,920
Nitori Holdings Co., Ltd.	31,258	3,170,072
Rakuten, Inc.	405,636	5,113,833
Ryohin Keikaku Co., Ltd.	11,421	2,060,384
Sanrio Co., Ltd. (a)	41,592	774,057
Shimamura Co., Ltd.	13,156	1,522,476
Start Today Co., Ltd.	22,565	1,048,241
Takashimaya Co., Ltd.	139,752	1,022,790
USS Co., Ltd.	135,645	2,169,061
Yamada Denki Co., Ltd.	397,376	1,859,429
		34,277,423
Semiconductors & Semiconductor Equipment 0.2%
Advantest Corp.	125,364	1,877,399
Disco Corp.	9,072	1,024,421
Rohm Co., Ltd.	36,009	1,799,841
Tokyo Electron Ltd.	67,842	6,236,204
		10,937,865
Software & Services 0.6%
DeNA Co., Ltd.	41,392	1,228,534
Fujitsu Ltd.	764,968	3,884,190
Kakaku.com, Inc.	54,051	904,029
Konami Holdings Corp.	52,532	1,856,281
Nexon Co., Ltd.	52,932	725,138
Nintendo Co., Ltd.	45,975	10,078,630
Nomura Research Institute Ltd.	55,375	1,873,761
NTT Data Corp.	56,968	2,968,604
Obic Co., Ltd.	41,592	2,131,170
Otsuka Corp.	30,852	1,307,933
Square Enix Holdings Co., Ltd.	45,828	1,342,474
TIS, Inc.	82,843	1,966,255
Trend Micro, Inc.	43,888	1,557,200
Yahoo Japan Corp.	653,400	2,665,779
		34,489,978
Technology Hardware & Equipment 1.5%
Alps Electric Co., Ltd.	86,710	1,955,764
Azbil Corp.	15,376	450,421
Brother Industries Ltd.	136,016	2,282,823
Canon, Inc.	464,894	13,321,852
Citizen Holdings Co., Ltd.	165,956	917,744
FUJIFILM Holdings Corp.	158,020	5,938,258
Hamamatsu Photonics K.K.	92,456	2,909,501
Hirose Electric Co., Ltd.	12,201	1,566,484
Hitachi High-Technologies Corp.	25,771	955,497
Hitachi Ltd.	1,943,080	9,317,617
Ibiden Co., Ltd.	55,013	696,737
Japan Aviation Electronics Industry Ltd.	35,688	553,770
Keyence Corp.	19,044	13,353,906
Konica Minolta, Inc.	212,180	1,911,846
Kyocera Corp.	128,700	6,116,781
Murata Manufacturing Co., Ltd.	83,661	11,246,737
NEC Corp.	1,205,597	3,065,423
Nippon Electric Glass Co., Ltd.	164,483	825,317
Omron Corp.	79,520	2,698,460
Ricoh Co., Ltd.	273,000	2,462,503
Seiko Epson Corp.	129,568	2,482,755
Shimadzu Corp.	109,214	1,709,455
TDK Corp.	50,543	3,615,973

10    See financial notes

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Yaskawa Electric Corp.	94,224	1,388,286
Yokogawa Electric Corp.	162,976	2,087,719
		93,831,629
Telecommunication Services 1.1%
KDDI Corp.	783,440	22,995,348
Nippon Telegraph & Telephone Corp.	162,822	7,156,077
NTT DOCOMO, Inc.	587,002	14,772,236
SoftBank Group Corp.	392,042	25,606,765
		70,530,426
Transportation 1.1%
ANA Holdings, Inc.	538,708	1,465,061
Central Japan Railway Co.	79,666	13,085,758
East Japan Railway Co.	165,968	14,216,430
Hankyu Hanshin Holdings, Inc.	94,245	3,043,247
Japan Airlines Co., Ltd.	51,146	1,556,112
Japan Airport Terminal Co., Ltd. (a)	23,600	930,904
Kawasaki Kisen Kaisha Ltd. (a)	414,619	1,046,218
Keikyu Corp.	215,632	1,997,152
Keio Corp.	312,024	2,612,392
Keisei Electric Railway Co., Ltd.	152,466	1,833,690
Kintetsu Group Holdings Co., Ltd.	715,104	2,723,942
Mitsui OSK Lines Ltd.	671,744	1,552,152
Nagoya Railroad Co., Ltd.	335,857	1,646,246
Nankai Electric Railway Co., Ltd.	180,793	833,744
Nippon Express Co., Ltd.	372,983	1,766,923
Nippon Yusen K.K.	689,088	1,252,463
Nishi-Nippon Railroad Co., Ltd.	117,278	539,704
Odakyu Electric Railway Co., Ltd.	268,156	2,753,243
Sotetsu Holdings, Inc.	94,018	470,840
Tobu Railway Co., Ltd.	492,968	2,392,516
Tokyu Corp.	413,920	3,089,344
West Japan Railway Co.	79,253	4,537,500
Yamato Holdings Co., Ltd.	194,214	4,584,265
		69,929,846
Utilities 0.5%
Chubu Electric Power Co., Inc.	308,775	4,176,306
Electric Power Development Co., Ltd.	113,905	2,781,689
Hokkaido Electric Power Co., Inc.	67,908	550,827
Hokuriku Electric Power Co.	150,985	1,804,200
Kyushu Electric Power Co., Inc.	217,800	2,027,761
Osaka Gas Co., Ltd.	812,679	3,200,118
Shikoku Electric Power Co., Inc.	44,900	428,012
The Chugoku Electric Power Co., Inc.	151,160	1,815,060
The Kansai Electric Power Co., Inc. *	356,579	3,056,785
Toho Gas Co., Ltd.	290,344	2,467,370
Tohoku Electric Power Co., Inc.	217,800	2,731,054
Tokyo Electric Power Co. Holdings, Inc. *	758,928	3,059,631
Tokyo Gas Co., Ltd.	1,011,388	4,336,546
		32,435,359
		1,347,480,003
Security	Number of Shares	Value ($)
Netherlands 2.7%
Banks 0.4%
ABN AMRO Group N.V. (d)	92,562	1,899,450
ING Groep N.V.	1,610,960	20,130,989
		22,030,439
Capital Goods 0.2%
Boskalis Westminster	28,660	1,023,038
Koninklijke Philips N.V.	393,151	11,402,179
		12,425,217
Commercial & Professional Services 0.2%
Randstad Holding N.V.	63,162	2,973,905
RELX N.V.	394,274	6,982,047
Wolters Kluwer N.V.	130,680	5,476,122
		15,432,074
Energy 0.0%
Koninklijke Vopak N.V.	39,992	2,024,837
Food & Staples Retailing 0.2%
Koninklijke Ahold Delhaize N.V.	506,651	12,112,319
Food, Beverage & Tobacco 0.2%
Heineken Holding N.V.	47,916	3,845,584
Heineken N.V.	96,159	8,578,473
		12,424,057
Household & Personal Products 0.5%
Unilever N.V. CVA	678,580	31,073,406
Insurance 0.1%
Aegon N.V.	853,634	3,492,998
NN Group N.V.	126,508	3,758,460
		7,251,458
Materials 0.3%
Akzo Nobel N.V.	100,188	6,759,779
ArcelorMittal *	781,318	4,604,188
Koninklijke DSM N.V.	80,586	5,608,641
		16,972,608
Media 0.1%
Altice N.V., A Shares *	175,922	2,924,300
Altice N.V., B Shares *	35,774	593,864
		3,518,164
Real Estate 0.2%
Unibail-Rodamco SE	42,034	11,516,575
Semiconductors & Semiconductor Equipment 0.2%
ASML Holding N.V.	139,596	14,827,648
Software & Services 0.0%
Gemalto N.V.	37,568	2,612,992
Telecommunication Services 0.1%
Koninklijke KPN N.V.	1,313,677	4,282,514
		168,504,308
New Zealand 0.3%
Consumer Services 0.0%
SKYCITY Entertainment Group Ltd.	444,628	1,616,113
Health Care Equipment & Services 0.1%
Fisher & Paykel Healthcare Corp., Ltd.	207,622	1,456,590
Ryman Healthcare Ltd.	164,362	1,144,748
		2,601,338

See financial notes    11

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Materials 0.1%
Fletcher Building Ltd.	421,003	3,237,639
Real Estate 0.0%
Kiwi Property Group Ltd.	1,096,413	1,232,944
Telecommunication Services 0.0%
Spark New Zealand Ltd.	866,844	2,392,946
Transportation 0.1%
Auckland International Airport Ltd.	579,965	3,155,734
Utilities 0.0%
Contact Energy Ltd.	294,717	1,111,849
		15,348,563
Norway 0.5%
Banks 0.1%
DNB A.S.A.	482,155	5,855,619
Energy 0.1%
Statoil A.S.A.	384,311	6,072,603
Food, Beverage & Tobacco 0.1%
Marine Harvest A.S.A. *	137,579	2,124,441
Orkla A.S.A.	435,600	3,984,640
		6,109,081
Insurance 0.0%
Gjensidige Forsikring A.S.A.	95,832	1,644,095
Materials 0.1%
Norsk Hydro A.S.A.	439,088	1,864,562
Yara International A.S.A.	76,657	2,718,483
		4,583,045
Media 0.0%
Schibsted A.S.A., B Shares	39,204	1,132,724
Schibsted A.S.A., Class A	39,204	1,243,646
		2,376,370
Telecommunication Services 0.1%
Telenor A.S.A.	280,962	4,901,029
		31,541,842
Portugal 0.1%
Banks 0.0%
Banco Espirito Santo S.A. - Reg'd *(b)(e)	505,213	—
Energy 0.0%
Galp Energia, SGPS, S.A.	215,622	3,129,140
Food & Staples Retailing 0.0%
Jeronimo Martins, SGPS, S.A.	102,850	1,656,953
Utilities 0.1%
EDP - Energias de Portugal S.A.	1,104,246	3,695,710
		8,481,803
Republic of Korea 4.0%
Automobiles & Components 0.3%
Hankook Tire Co., Ltd.	29,037	1,453,152
Hanon Systems	107,790	1,131,070
Hyundai Mobis Co., Ltd.	28,534	6,666,464
Hyundai Motor Co.	61,845	7,377,027
Security	Number of Shares	Value ($)
Hyundai Wia Corp.	8,595	701,475
Kia Motors Corp.	101,324	3,812,145
		21,141,333
Banks 0.3%
BNK Financial Group, Inc.	127,689	1,013,496
Hana Financial Group, Inc.	126,300	3,318,915
Industrial Bank of Korea	90,000	948,430
KB Financial Group, Inc. ADR	198,390	6,892,068
Shinhan Financial Group Co., Ltd. ADR	205,932	7,522,696
Woori Bank	110,000	1,045,740
		20,741,345
Capital Goods 0.4%
CJ Corp.	6,762	1,158,334
Daelim Industrial Co., Ltd.	14,143	1,028,697
Doosan Corp.	3,746	398,117
Doosan Heavy Industries & Construction Co., Ltd.	27,688	686,613
GS Engineering & Construction Corp. *	14,464	372,951
Hanwha Techwin Co., Ltd.	14,690	811,573
Hyundai Development Co-Engineering & Construction	32,264	1,349,879
Hyundai Engineering & Construction Co., Ltd.	27,409	947,639
Hyundai Heavy Industries Co., Ltd. *	18,564	2,289,282
KCC Corp.	2,032	751,749
Korea Aerospace Industries Ltd.	25,517	1,938,377
LG Corp.	32,925	1,945,971
LG Hausys Ltd.	1,709	167,068
Neo Holdings Co., Ltd. *(b)(e)	1,746	—
Posco Daewoo Corp.	15,027	308,626
Samsung C&T Corp.	27,622	3,753,124
Samsung Heavy Industries Co., Ltd. *	104,574	907,871
SK Holdings Co., Ltd.	12,862	2,445,510
		21,261,381
Commercial & Professional Services 0.0%
KEPCO Plant Service & Engineering Co., Ltd.	11,174	645,386
S-1 Corp.	6,932	640,355
		1,285,741
Consumer Durables & Apparel 0.1%
Coway Co., Ltd.	20,000	1,495,964
Hanssem Co., Ltd.	4,786	630,979
LG Electronics, Inc.	50,148	2,316,253
		4,443,196
Consumer Services 0.0%
Kangwon Land, Inc.	44,840	1,586,492
Diversified Financials 0.0%
Korea Investment Holdings Co., Ltd.	18,000	647,354
Mirae Asset Daewoo Co., Ltd.	73,600	524,771
Samsung Card Co., Ltd.	15,251	605,253
Samsung Securities Co., Ltd.	30,959	973,196
		2,750,574

12    See financial notes

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Energy 0.1%
GS Holdings Corp.	22,750	1,007,937
S-Oil Corp.	23,105	1,465,043
SK Innovation Co., Ltd.	26,524	3,461,204
		5,934,184
Food & Staples Retailing 0.1%
BGF retail Co., Ltd.	4,000	726,457
E-MART, Inc.	15,172	2,143,130
		2,869,587
Food, Beverage & Tobacco 0.2%
CJ CheilJedang Corp.	3,778	1,319,759
KT&G Corp.	48,213	5,059,122
Lotte Chilsung Beverage Co., Ltd.	387	520,975
Lotte Confectionery Co., Ltd.	9,560	1,453,291
Orion Corp.	1,677	1,117,499
		9,470,646
Household & Personal Products 0.2%
Amorepacific Corp.	13,740	4,756,628
AMOREPACIFIC Group	10,200	1,326,458
LG Household & Health Care Ltd.	4,245	3,620,623
		9,703,709
Insurance 0.2%
Dongbu Insurance Co., Ltd.	20,977	1,269,908
Hanwha Life Insurance Co., Ltd.	85,793	436,275
Hyundai Marine & Fire Insurance Co., Ltd.	51,234	1,553,103
Samsung Fire & Marine Insurance Co., Ltd.	15,480	3,748,520
Samsung Life Insurance Co., Ltd.	30,416	2,809,729
		9,817,535
Materials 0.3%
Hanwha Chemical Corp.	35,831	822,667
Hyosung Corp.	10,224	1,210,375
Hyundai Steel Co.	36,083	1,660,142
Korea Zinc Co., Ltd.	3,829	1,643,208
Kumho Petrochemical Co., Ltd.	10,221	631,594
LG Chem Ltd.	19,824	4,809,320
Lotte Chemical Corp.	5,908	1,420,039
LOTTE Fine Chemical Co., Ltd.	12,781	403,490
OCI Co., Ltd. *	10,000	783,856
POSCO ADR	150,758	7,684,135
		21,068,826
Media 0.0%
Cheil Worldwide, Inc.	46,165	658,317
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Celltrion, Inc. *	31,266	2,994,806
Hanmi Pharm Co., Ltd.	2,903	1,546,531
Hanmi Science Co., Ltd.	6,000	721,076
Yuhan Corp.	2,866	741,562
		6,003,975
Retailing 0.1%
Hotel Shilla Co., Ltd.	11,208	681,527
Hyundai Department Store Co., Ltd.	8,016	902,249
Lotte Shopping Co., Ltd.	5,088	926,336
Shinsegae Co., Ltd.	4,069	742,638
		3,252,750
Semiconductors & Semiconductor Equipment 0.1%
SK Hynix, Inc.	214,765	7,020,793
Security	Number of Shares	Value ($)
Software & Services 0.2%
Kakao Corp.	13,976	1,019,057
NAVER Corp.	11,203	8,490,166
NCSoft Corp.	6,810	1,649,058
NHN Entertainment Corp. *	12,554	659,789
Samsung SDS Co., Ltd.	15,160	2,175,426
		13,993,496
Technology Hardware & Equipment 1.1%
LG Display Co., Ltd. ADR	217,800	2,909,808
Samsung Electro-Mechanics Co., Ltd.	18,815	897,720
Samsung Electronics Co., Ltd. GDR	87,626	63,353,598
Samsung SDI Co., Ltd.	24,303	2,517,486
		69,678,612
Telecommunication Services 0.1%
KT Corp. ADR	150,282	2,333,879
LG Uplus Corp.	87,570	914,969
SK Telecom Co., Ltd. ADR	140,068	3,039,476
		6,288,324
Transportation 0.0%
CJ Korea Express Co., Ltd. *	3,145	566,946
Hyundai Glovis Co., Ltd.	8,249	1,357,571
Korean Air Lines Co., Ltd. *	20,781	588,018
		2,512,535
Utilities 0.1%
Korea Electric Power Corp. ADR	217,800	5,632,308
Korea Gas Corp.	9,633	366,745
		5,999,053
		247,482,404
Singapore 1.1%
Banks 0.4%
DBS Group Holdings Ltd.	756,605	8,321,906
Oversea-Chinese Banking Corp., Ltd.	1,363,526	8,594,261
United Overseas Bank Ltd.	514,708	6,801,842
		23,718,009
Capital Goods 0.1%
Keppel Corp., Ltd.	624,080	2,372,040
Sembcorp Industries Ltd.	523,140	1,044,092
Singapore Technologies Engineering Ltd.	930,736	2,205,875
Yangzijiang Shipbuilding Holdings Ltd.	1,429,328	802,316
		6,424,323
Consumer Services 0.0%
Genting Singapore plc	2,609,264	1,378,486
Diversified Financials 0.0%
Singapore Exchange Ltd.	294,392	1,633,051
Food & Staples Retailing 0.0%
Olam International Ltd.	150,055	229,016
Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	3,374,374	891,348
Wilmar International Ltd.	975,759	2,205,186
		3,096,534

See financial notes    13

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Media 0.0%
Singapore Press Holdings Ltd.	581,856	1,609,566
Real Estate 0.2%
Ascendas Real Estate Investment Trust	738,995	1,328,494
CapitaLand Commercial Trust Ltd.	1,323,030	1,499,858
CapitaLand Ltd.	1,377,701	3,103,454
CapitaLand Mall Trust	1,290,360	2,045,109
City Developments Ltd.	261,459	1,628,783
Global Logistic Properties Ltd.	1,475,680	1,965,263
Suntec Real Estate Investment Trust	587,694	722,301
Wing Tai Holdings Ltd.	627,605	787,471
		13,080,733
Retailing 0.0%
Jardine Cycle & Carriage Ltd.	40,768	1,271,336
Technology Hardware & Equipment 0.0%
Venture Corp., Ltd.	157,096	1,060,486
Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	3,104,558	9,157,518
Transportation 0.1%
ComfortDelGro Corp., Ltd.	1,278,620	2,655,094
Hutchison Port Holdings Trust	2,178,000	936,540
SIA Engineering Co., Ltd.	266,905	748,121
Singapore Airlines Ltd.	220,595	1,699,562
Singapore Post Ltd.	1,172,110	1,173,959
		7,213,276
		69,872,334
Spain 2.6%
Banks 0.9%
Banco Bilbao Vizcaya Argentaria S.A.	2,674,795	16,617,149
Banco de Sabadell S.A.	2,082,840	2,818,511
Banco Popular Espanol S.A.	1,265,501	1,709,664
Banco Santander S.A.	6,050,849	27,091,302
Bankia S.A.	1,958,325	1,648,899
Bankinter S.A.	252,648	1,850,398
CaixaBank S.A.	1,142,771	3,071,171
		54,807,094
Capital Goods 0.2%
ACS, Actividades de Construccion y Servicios S.A.	87,120	2,465,043
Ferrovial S.A.	219,978	4,327,932
Gamesa Corp. Tecnologica S.A.	155,577	3,565,109
Zardoya Otis S.A. *(b)(e)	2,535	23,857
Zardoya Otis S.A.	65,473	616,178
		10,998,119
Diversified Financials 0.0%
Corporacion Financiera Alba S.A.	30,012	1,225,058
Energy 0.1%
Repsol S.A.	470,448	6,308,493
Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	300,972	1,835,261
Insurance 0.0%
Mapfre S.A.	322,344	869,882
Security	Number of Shares	Value ($)
Media 0.0%
Mediaset Espana Comunicacion S.A.	58,806	707,675
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Grifols S.A.	145,060	3,068,034
Retailing 0.3%
Industria de Diseno Textil S.A.	491,797	17,398,918
Software & Services 0.1%
Amadeus IT Group S.A.	169,884	7,794,432
Telecommunication Services 0.3%
Telefonica S.A.	1,766,788	17,768,866
Transportation 0.1%
Abertis Infraestructuras S.A.	192,685	2,979,760
Aena S.A. (d)	24,515	3,460,727
		6,440,487
Utilities 0.5%
Acciona S.A.	20,597	1,465,401
Enagas S.A.	98,010	2,873,600
Endesa S.A.	140,080	2,848,816
Gas Natural SDG S.A.	140,074	2,886,916
Iberdrola S.A.	2,364,656	15,538,442
Red Electrica Corp. S.A.	139,612	3,001,788
		28,614,963
		157,837,282
Sweden 2.4%
Banks 0.6%
Nordea Bank AB	1,281,981	12,512,017
Skandinaviska Enskilda Banken AB, A Shares	579,754	5,658,346
Svenska Handelsbanken AB, A Shares	661,113	8,518,405
Swedbank AB, A Shares	448,834	10,305,089
		36,993,857
Capital Goods 0.7%
Alfa Laval AB	154,638	2,398,215
Assa Abloy AB, B Shares	379,962	7,682,624
Atlas Copco AB, A Shares	248,590	7,038,055
Atlas Copco AB, B Shares	164,512	4,222,191
Sandvik AB	405,108	4,390,768
Skanska AB, B Shares	163,642	3,581,619
SKF AB, B Shares	179,930	3,027,542
Trelleborg AB, B Shares	135,299	2,573,172
Volvo AB, B Shares	640,332	6,873,047
		41,787,233
Commercial & Professional Services 0.1%
Securitas AB, B Shares	185,366	3,218,438
Consumer Durables & Apparel 0.1%
Electrolux AB, Series B	102,901	2,675,745
Husqvarna AB, B Shares	86,279	744,990
		3,420,735
Diversified Financials 0.2%
Industrivarden AB, A Shares	126,324	2,448,145
Industrivarden AB, C Shares	55,648	1,012,266
Investor AB, B Shares	193,974	6,830,787
Kinnevik AB, B Shares	60,984	1,499,018
		11,790,216

14    See financial notes

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Energy 0.0%
Lundin Petroleum AB *	87,145	1,531,356
Food, Beverage & Tobacco 0.1%
Swedish Match AB	99,055	3,525,179
Health Care Equipment & Services 0.0%
Getinge AB, B Shares	69,866	1,360,513
Household & Personal Products 0.1%
Svenska Cellulosa AB SCA, B Shares	250,470	7,684,168
Materials 0.0%
Boliden AB	111,955	2,366,800
Retailing 0.2%
Hennes & Mauritz AB, B Shares	394,294	11,999,992
Technology Hardware & Equipment 0.2%
Hexagon AB, B Shares	106,722	4,338,121
Telefonaktiebolaget LM Ericsson, B Shares	1,266,733	9,017,601
		13,355,722
Telecommunication Services 0.1%
Tele2 AB, B Shares	198,198	1,646,662
Telia Co. AB	1,106,630	4,989,958
		6,636,620
		145,670,829
Switzerland 7.8%
Banks 0.0%
Banque Cantonale Vaudoise - Reg'd	2,178	1,431,976
Capital Goods 0.5%
ABB Ltd. - Reg'd *	844,314	18,311,874
Geberit AG - Reg'd	16,360	7,143,087
Schindler Holding AG	20,158	3,797,512
Schindler Holding AG - Reg'd	11,636	2,200,365
Sulzer AG - Reg'd	6,534	621,779
		32,074,617
Commercial & Professional Services 0.2%
Adecco Group AG - Reg’d	74,052	4,265,781
DKSH Holding AG	17,424	1,208,534
SGS S.A. - Reg'd	2,178	4,790,248
		10,264,563
Consumer Durables & Apparel 0.3%
Cie Financiere Richemont S.A. - Reg'd	219,978	12,683,074
The Swatch Group AG	12,040	3,101,444
The Swatch Group AG - Reg'd	26,618	1,353,182
		17,137,700
Diversified Financials 0.7%
Credit Suisse Group AG - Reg'd *	819,706	10,686,921
GAM Holding AG *	82,764	804,433
Julius Baer Group Ltd. *	101,058	4,240,620
Pargesa Holding S.A.	10,890	751,455
Partners Group Holding AG	6,890	3,162,577
UBS Group AG - Reg'd	1,547,406	22,394,904
		42,040,910
Food, Beverage & Tobacco 1.8%
Aryzta AG *	41,382	1,650,142
Barry Callebaut AG - Reg'd *	500	643,224
Security	Number of Shares	Value ($)
Chocoladefabriken Lindt & Sprungli AG	342	1,982,281
Chocoladefabriken Lindt & Sprungli AG - Reg'd	44	3,031,255
Nestle S.A. - Reg'd	1,316,841	104,939,851
		112,246,753
Health Care Equipment & Services 0.1%
Sonova Holding AG - Reg'd	23,958	3,318,593
Straumann Holding AG - Reg'd	3,193	1,239,764
		4,558,357
Insurance 0.6%
Baloise Holding AG - Reg'd	19,602	2,334,165
Helvetia Holding AG - Reg'd	2,409	1,205,665
Swiss Life Holding AG - Reg'd *	11,695	2,928,065
Swiss Re AG	153,298	12,949,706
Zurich Insurance Group AG *	65,340	16,718,209
		36,135,810
Materials 0.7%
Clariant AG - Reg'd *	92,051	1,604,838
EMS-Chemie Holding AG - Reg'd	2,000	1,065,595
Givaudan S.A. - Reg'd	4,404	9,112,342
LafargeHolcim Ltd. - Reg'd *	197,253	10,469,435
Sika AG	717	3,419,533
Syngenta AG - Reg'd	39,519	17,226,592
		42,898,335
Pharmaceuticals, Biotechnology & Life Sciences 2.7%
Actelion Ltd. - Reg'd *	42,274	7,043,157
Galenica AG - Reg'd	2,247	2,609,360
Lonza Group AG - Reg'd *	18,985	3,601,653
Novartis AG - Reg'd	998,487	78,655,431
Roche Holding AG	295,506	72,120,848
Roche Holding AG, Bearer Shares	9,813	2,399,943
		166,430,392
Real Estate 0.1%
PSP Swiss Property AG - Reg'd	7,115	682,136
Swiss Prime Site AG - Reg'd *	32,670	2,876,144
		3,558,280
Retailing 0.0%
Dufry AG - Reg'd *	20,310	2,377,131
Telecommunication Services 0.1%
Swisscom AG - Reg'd	11,314	5,410,868
Transportation 0.0%
Kuehne & Nagel International AG - Reg'd	21,780	3,043,503
		479,609,195
United Kingdom 16.9%
Automobiles & Components 0.0%
GKN plc	716,562	2,918,675
Banks 1.9%
Barclays plc	7,199,609	16,242,010
CYBG plc *(a)	418,752	1,480,238
HSBC Holdings plc	8,411,502	62,166,329
Lloyds Banking Group plc	26,717,815	20,767,933
Royal Bank of Scotland Group plc *	1,415,746	3,736,216
Standard Chartered plc *	1,168,671	9,826,501
		114,219,227

See financial notes    15

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Capital Goods 0.8%
Ashtead Group plc	224,334	3,716,698
BAE Systems plc	1,385,956	9,774,775
Bunzl plc	127,481	3,936,959
Cobham plc	882,762	1,869,499
DCC plc	35,393	3,212,345
Howden Joinery Group plc	199,342	1,191,560
IMI plc	142,021	1,966,071
Meggitt plc	332,397	2,038,698
Rolls-Royce Holdings plc *	841,413	8,485,385
Smiths Group plc	200,376	3,519,217
The Weir Group plc	78,408	1,547,552
Travis Perkins plc	106,722	2,327,233
Wolseley plc	121,109	6,947,398
		50,533,390
Commercial & Professional Services 0.5%
Aggreko plc	111,369	1,486,312
Babcock International Group plc	116,187	1,591,699
Capita plc	272,250	3,690,454
Experian plc	429,066	8,507,885
G4S plc	618,552	1,868,130
Intertek Group plc	60,726	2,776,490
RELX plc	455,202	8,614,769
Rentokil Initial plc	971,388	2,721,292
		31,257,031
Consumer Durables & Apparel 0.3%
Barratt Developments plc	384,953	2,490,613
Bellway plc	50,168	1,530,927
Berkeley Group Holdings plc	67,906	2,376,382
Burberry Group plc	197,215	3,368,132
Persimmon plc	120,803	2,885,853
Taylor Wimpey plc	1,524,600	3,220,786
		15,872,693
Consumer Services 0.6%
Carnival plc	88,035	4,213,040
Compass Group plc	682,201	12,883,956
InterContinental Hotels Group plc	80,015	3,417,384
Merlin Entertainments plc (d)	271,113	1,704,722
Paddy Power Betfair plc	35,712	4,284,314
TUI AG	186,900	2,602,041
Whitbread plc	89,298	4,879,301
William Hill plc	660,595	2,753,006
		36,737,764
Diversified Financials 0.4%
3i Group plc	468,270	3,768,685
Aberdeen Asset Management plc	530,673	2,228,241
Ashmore Group plc	226,421	1,043,240
Hargreaves Lansdown plc	100,188	1,734,678
Henderson Group plc	479,345	1,496,670
ICAP plc	363,726	2,278,486
Investec plc	218,582	1,290,536
London Stock Exchange Group plc	128,905	4,651,178
Provident Financial plc	60,783	2,393,000
Schroders plc	67,518	2,461,843
		23,346,557
Energy 2.1%
BP plc	7,874,110	44,128,116
John Wood Group plc	219,978	2,006,652
Petrofac Ltd.	143,142	1,558,838
Security	Number of Shares	Value ($)
Royal Dutch Shell plc, A Shares	1,773,071	43,204,344
Royal Dutch Shell plc, B Shares	1,587,141	40,367,918
		131,265,868
Food & Staples Retailing 0.2%
Booker Group plc	514,996	1,187,777
J Sainsbury plc	688,628	2,167,255
Tesco plc *	3,371,502	7,345,441
Wm Morrison Supermarkets plc	1,047,668	2,703,096
		13,403,569
Food, Beverage & Tobacco 2.1%
Associated British Foods plc	145,587	5,798,433
British American Tobacco plc	784,162	48,526,529
Coca-Cola HBC AG CDI *	87,120	1,910,051
Diageo plc	1,050,180	29,000,732
Imperial Brands plc	395,356	20,678,243
SABMiller plc	396,671	22,848,479
Tate & Lyle plc	239,580	2,301,560
		131,064,027
Health Care Equipment & Services 0.1%
Smith & Nephew plc	370,260	5,959,781
Household & Personal Products 0.8%
Reckitt Benckiser Group plc	268,881	25,897,352
Unilever plc	511,853	23,657,483
		49,554,835
Insurance 0.9%
Admiral Group plc	67,594	1,814,820
Aviva plc	1,817,822	10,199,349
Direct Line Insurance Group plc	584,480	2,824,669
Legal & General Group plc	2,540,679	6,997,787
Old Mutual plc	2,075,841	5,277,050
Prudential plc	1,062,207	18,968,628
RSA Insurance Group plc	333,812	2,168,042
St. James's Place plc	201,837	2,595,876
Standard Life plc	758,534	3,621,131
		54,467,352
Materials 1.2%
Anglo American plc *	567,768	5,798,635
BHP Billiton plc	855,484	11,091,106
CRH plc	344,699	11,579,745
Croda International plc	67,826	2,940,328
DS Smith plc	388,335	2,077,640
Fresnillo plc	68,887	1,448,953
Glencore plc *	5,027,590	11,460,551
Johnson Matthey plc	79,894	3,492,787
Mondi plc	146,179	2,965,569
Polymetal International plc	103,819	1,431,782
Randgold Resources Ltd.	39,646	3,712,590
Rio Tinto plc	511,109	15,402,874
Smurfit Kappa Group plc	109,696	2,708,157
		76,110,717
Media 0.5%
Daily Mail & General Trust plc, A Shares	95,832	906,190
Informa plc	251,179	2,330,745
ITV plc	1,691,041	4,445,014
Pearson plc	336,839	3,818,221
Sky plc	546,286	6,074,344
WPP plc	551,681	12,687,737
		30,262,251

16    See financial notes

Schwab International Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 1.7%
AstraZeneca plc	529,846	34,065,464
GlaxoSmithKline plc	2,033,428	43,649,510
Hikma Pharmaceuticals plc	67,843	1,901,474
Shire plc	375,790	23,432,306
		103,048,754
Real Estate 0.3%
Capital & Counties Properties plc	335,898	1,304,819
Derwent London plc	24,045	860,354
Hammerson plc	461,736	3,507,465
Intu Properties plc	470,448	1,947,019
Land Securities Group plc	341,946	4,899,440
Segro plc	429,066	2,546,746
The British Land Co. plc	412,280	3,579,954
		18,645,797
Retailing 0.3%
Dixons Carphone plc	362,469	1,759,807
Inchcape plc	125,446	1,152,540
Kingfisher plc	1,101,055	5,351,452
Marks & Spencer Group plc	710,028	3,205,445
Next plc	69,696	5,043,265
		16,512,509
Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings plc	601,228	13,354,778
Software & Services 0.2%
Auto Trader Group plc (d)	469,281	2,293,136
Just Eat plc *	211,622	1,499,442
Micro Focus International plc	89,817	2,350,313
Rightmove plc	37,365	2,005,924
The Sage Group plc	531,580	5,047,522
Worldpay Group plc *(d)	478,665	1,873,199
		15,069,536
Technology Hardware & Equipment 0.0%
Halma plc	99,097	1,375,745
Telecommunication Services 0.9%
BT Group plc	3,492,418	17,671,717
Inmarsat plc	189,486	1,913,388
Vodafone Group plc	11,095,880	33,402,416
		52,987,521
Transportation 0.1%
easyJet plc	94,156	1,362,642
International Consolidated Airlines Group S.A.	415,029	2,081,847
Royal Mail plc	334,886	2,254,404
		5,698,893
Utilities 0.8%
Centrica plc	2,336,683	7,118,379
National Grid plc	1,605,541	22,005,551
Pennon Group plc	177,715	2,042,410
Severn Trent plc	111,078	3,463,850
SSE plc	459,558	9,052,318
United Utilities Group plc	298,943	3,803,670
		47,486,178
		1,041,153,448
Total Common Stock
(Cost $6,097,957,174)		6,086,135,364

Security	Number of Shares	Value ($)
Preferred Stock 0.6% of net assets
Germany 0.4%
Automobiles & Components 0.2%
Bayerische Motoren Werke AG	21,085	1,577,850
Porsche Automobil Holding SE	69,696	3,526,065
Volkswagen AG	75,496	10,468,412
		15,572,327
Household & Personal Products 0.2%
Henkel AG & Co. KGaA	73,100	9,578,485
Materials 0.0%
Fuchs Petrolub SE	28,905	1,312,827
		26,463,639
Republic of Korea 0.2%
Automobiles & Components 0.0%
Hyundai Motor Co.	7,653	657,540
Hyundai Motor Co. 2nd	13,800	1,243,857
		1,901,397
Household & Personal Products 0.0%
Amorepacific Corp.	4,500	887,892
Technology Hardware & Equipment 0.2%
Samsung Electronics Co., Ltd.	7,400	8,787,085
		11,576,374
Spain 0.0%
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Grifols S.A., B Shares	88,200	1,394,905
Total Preferred Stock
(Cost $39,614,103)		39,434,918

Other Investment Companies 0.5% of net assets
United States 0.5%
Money Market Fund 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (c)	18,917,256	18,917,256
Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 0.32% (c)	11,775,338	11,775,338
Total Other Investment Companies
(Cost $30,692,594)		30,692,594

End of Investments

See financial notes    17

Schwab International Equity ETF
Portfolio Holdings continued

At 08/31/16, the tax basis cost of the fund's investments was $6,191,424,924 and the unrealized appreciation and depreciation were $479,484,752 and ($514,646,800), respectively, with a net unrealized depreciation of ($35,162,048).
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $11,145,475.
(b)	Illiquid security. At the period end, the value of these amounted to $23,857 or 0.0% of net assets.
(c)	The rate shown is the 7-day yield.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $19,318,270 or 0.3% of net assets.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
GDR —	Global Depositary Receipt
Reg'd —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
In addition to the above, the fund held the following at 8/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 09/16/16	400	33,752,000	236,521
18    See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.0%	Common Stock	749,977,714	780,322,954
0.3%	Preferred Stock	2,121,597	2,152,621
3.0%	Other Investment Companies	23,272,877	23,496,987
102.3%	Total Investments	775,372,188	805,972,562
(2.3%)	Other Assets and Liabilities, Net		(18,021,096)
100.0%	Net Assets		787,951,466

Security	Number of Shares	Value ($)
Common Stock 99.0% of net assets
Australia 5.5%
Automobiles & Components 0.0%
ARB Corp., Ltd.	30,318	393,050
Banks 0.0%
Genworth Mortgage Insurance Australia Ltd.	138,407	303,738
Capital Goods 0.2%
Bradken Ltd. *	114,677	212,016
GWA Group Ltd.	139,049	309,327
Monadelphous Group Ltd. (b)	48,316	314,098
Seven Group Holdings Ltd.	50,167	307,280
UGL Ltd. *	81,586	151,450
		1,294,171
Commercial & Professional Services 0.4%
Cabcharge Australia Ltd.	56,665	137,981
Cleanaway Waste Management Ltd.	528,202	448,576
IPH Ltd.	45,332	188,062
McMillan Shakespeare Ltd.	30,318	273,426
Mineral Resources Ltd.	68,464	583,490
Programmed Maintenance Services Ltd.	99,534	158,586
SAI Global Ltd.	131,137	336,076
SG Fleet Group Ltd.	56,665	193,769
Spotless Group Holdings Ltd.	458,442	363,492
Tox Free Solutions Ltd.	86,022	160,332
		2,843,790
Consumer Durables & Apparel 0.1%
Breville Group Ltd.	54,709	337,156
G.U.D. Holdings Ltd.	50,593	381,753
		718,909
Security	Number of Shares	Value ($)
Consumer Services 0.4%
Ainsworth Game Technology Ltd.	79,849	132,623
Ardent Leisure Group	235,321	447,445
Collins Foods Ltd.	31,948	111,649
G8 Education Ltd.	198,660	461,346
IDP Education Ltd. *	39,120	139,359
InvoCare Ltd. (b)	54,968	555,636
Mantra Group Ltd.	138,433	313,158
Navitas Ltd.	163,622	639,445
Retail Food Group Ltd. (b)	71,040	366,790
		3,167,451
Diversified Financials 0.2%
BT Investment Management Ltd.	78,717	523,564
Credit Corp. Group Ltd.	16,984	211,888
Eclipx Group Ltd.	86,063	245,786
FlexiGroup Ltd.	152,821	285,983
OzForex Group Ltd.	122,055	221,988
		1,489,209
Energy 0.1%
AWE Ltd. *	203,397	106,240
Beach Energy Ltd.	802,474	340,751
Karoon Gas Australia Ltd. *	143,508	142,367
Liquefied Natural Gas Ltd. *(b)	189,629	76,958
Paladin Energy Ltd. *	833,538	100,231
Senex Energy Ltd. *(b)	485,651	89,423
		855,970
Food, Beverage & Tobacco 0.2%
Australian Agricultural Co., Ltd. *	151,785	202,481
Bega Cheese Ltd.	61,985	295,814
Bellamy's Australia Ltd. (b)	26,431	262,208
Costa Group Holdings Ltd.	91,431	193,089
GrainCorp Ltd., Class A	85,779	529,920
Select Harvests Ltd.	39,786	200,338
Tassal Group Ltd.	62,090	190,855
		1,874,705
Health Care Equipment & Services 0.3%
Australian Pharmaceutical Industries Ltd.	186,869	249,284
Estia Health Ltd.	50,528	130,632
Japara Healthcare Ltd.	152,717	246,765
Nanosonics Ltd. *	89,248	209,272
Primary Health Care Ltd.	218,232	670,810
Regis Healthcare Ltd.	54,363	187,123
Sigma Pharmaceuticals Ltd.	470,593	431,483
Virtus Health Ltd.	12,425	76,011
		2,201,380
Household & Personal Products 0.1%
Asaleo Care Ltd.	183,427	207,471
Blackmores Ltd. (b)	5,938	550,609
BWX Ltd. *	32,017	111,890
		869,970
Insurance 0.2%
Cover-More Group Ltd. (b)	143,675	155,490
nib Holdings Ltd.	221,817	743,511
Steadfast Group Ltd.	182,862	302,346
		1,201,347

See financial notes    19

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Materials 0.8%
Beadell Resources Ltd. *	518,036	142,105
Brickworks Ltd.	28,679	301,968
Evolution Mining Ltd.	469,536	769,278
Highfield Resources Ltd. *	136,361	139,888
Independence Group NL	222,930	614,883
Jacana Minerals Ltd. (a)(e)	8,715	—
Lynas Corp., Ltd. *	1,553,353	72,380
Northern Star Resources Ltd.	273,442	832,297
Pact Group Holdings Ltd.	108,821	502,974
Perseus Mining Ltd. *	419,430	146,579
Regis Resources Ltd.	203,984	567,226
Resolute Mining Ltd. *	189,041	251,471
Sandfire Resources NL	77,748	320,205
Saracen Mineral Holdings Ltd. *	419,560	416,223
St. Barbara Ltd. *	228,718	486,457
Syrah Resources Ltd. *(b)	138,691	442,991
TFS Corp., Ltd. (b)	145,507	171,689
Western Areas Ltd.	101,283	188,015
		6,366,629
Media 0.2%
APN News & Media Ltd. *	64,376	181,916
APN Outdoor Group Ltd.	68,418	269,953
Nine Entertainment Co. Holdings Ltd.	309,304	232,457
NZME Ltd. *	64,376	36,770
oOh!media Ltd.	57,896	204,940
Southern Cross Media Group Ltd.	353,837	402,878
Ten Network Holdings Ltd. *	134,453	133,889
Village Roadshow Ltd.	42,813	149,297
WPP AUNZ Ltd.	134,613	116,344
		1,728,444
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Mayne Pharma Group Ltd. *	592,347	823,580
Mesoblast Ltd. *(b)	109,851	110,628
Sirtex Medical Ltd.	22,397	564,393
Starpharma Holdings Ltd. *	206,922	108,859
		1,607,460
Real Estate 0.8%
360 Capital Industrial Fund	90,664	194,876
Abacus Property Group	165,791	376,293
Arena REIT	113,361	182,320
Aveo Group	234,138	621,162
BWP Trust	271,969	664,295
Charter Hall Group	185,543	815,752
Charter Hall Retail REIT	184,803	594,444
Cromwell Property Group	759,435	582,169
Folkestone Education Trust	113,361	241,106
Gateway Lifestyle	153,361	269,705
Ingenia Communities Group	87,953	191,032
Investa Office Fund	308,121	1,055,952
New South Resources Ltd. *	204,889	254,844
		6,043,950
Retailing 0.5%
Automotive Holdings Group Ltd.	111,900	394,422
Bapcor Ltd.	108,387	489,564
Greencross Ltd.	43,481	211,101
JB Hi-Fi Ltd.	50,281	1,121,947
Myer Holdings Ltd.	313,863	321,981
Premier Investments Ltd.	43,473	537,130
RCG Corp., Ltd. (b)	107,752	134,024
Security	Number of Shares	Value ($)
Super Retail Group Ltd.	75,055	620,484
The Reject Shop Ltd.	20,622	168,933
Webjet Ltd.	33,152	244,669
		4,244,255
Software & Services 0.5%
Altium Ltd.	64,552	448,270
carsales.com Ltd.	110,609	1,069,029
IRESS Ltd.	61,552	564,828
iSentia Group Ltd.	88,167	252,458
Link Administration Holdings Ltd. *	65,836	417,109
MYOB Group Ltd.	89,520	244,895
NEXTDC Ltd. *	149,552	448,459
Technology One Ltd.	88,631	390,338
		3,835,386
Telecommunication Services 0.2%
Vocus Communications Ltd.	262,739	1,518,480
Transportation 0.1%
Qube Holdings Ltd. (b)	417,135	796,285
Virgin Australia Holdings Ltd. *	733,643	126,815
Virgin Australia International Holdings Ltd. (a)(e)	424,000	—
		923,100
Utilities 0.0%
Infigen Energy *	209,795	139,539
		43,620,933
Austria 1.1%
Capital Goods 0.1%
Semperit AG Holding	5,308	158,524
Strabag SE	9,054	292,433
Zumtobel Group AG	12,970	211,841
		662,798
Consumer Services 0.0%
DO & Co. AG	3,348	233,984
Energy 0.0%
Schoeller-Bleckmann Oilfield Equipment AG	5,446	315,405
Insurance 0.0%
UNIQA Insurance Group AG	44,838	286,696
Materials 0.3%
Lenzing AG	3,721	440,121
Mayr Melnhof Karton AG	4,303	483,799
RHI AG	14,205	359,844
Wienerberger AG	59,217	939,829
		2,223,593
Real Estate 0.5%
BUWOG AG *	40,639	1,055,049
CA Immobilien Anlagen AG *	40,255	762,402
Conwert Immobilien Invest SE *	34,358	602,310
IMMOFINANZ AG *	391,022	892,341
S IMMO AG *	25,916	256,600
		3,568,702
Technology Hardware & Equipment 0.0%
Kapsch TrafficCom AG	1,960	87,318

20    See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Transportation 0.1%
Flughafen Wien AG	5,906	163,820
Oesterreichische Post AG *	15,363	550,959
		714,779
Utilities 0.1%
EVN AG	13,347	155,862
Verbund AG (b)	27,800	428,827
		584,689
		8,677,964
Belgium 1.5%
Capital Goods 0.0%
Cie d'Entreprises CFE	2,714	249,404
Consumer Durables & Apparel 0.0%
Van de Velde N.V.	4,114	302,364
Diversified Financials 0.2%
Gimv N.V.	7,515	392,629
KBC Ancora *	7,649	280,490
Sofina S.A.	6,775	944,716
		1,617,835
Energy 0.1%
Euronav N.V.	61,643	537,087
Health Care Equipment & Services 0.1%
AGFA-Gevaert N.V. *	95,482	301,908
Ion Beam Applications	9,378	423,064
		724,972
Household & Personal Products 0.2%
Ontex Group N.V.	32,273	1,158,476
Materials 0.2%
Bekaert N.V.	14,946	616,405
Nyrstar N.V. *(b)	42,748	308,088
Tessenderlo Chemie N.V. *	10,680	339,063
		1,263,556
Media 0.0%
Kinepolis Group N.V.	5,461	244,443
Real Estate 0.3%
Befimmo S.A.	10,064	672,526
Cofinimmo S.A.	9,802	1,205,234
Warehouses De Pauw SCA	6,197	605,987
		2,483,747
Retailing 0.1%
D'Ieteren S.A. N.V.	13,525	652,097
Semiconductors & Semiconductor Equipment 0.1%
Melexis N.V.	10,854	710,087
Software & Services 0.0%
Econocom Group S.A. N.V.	27,152	343,835
Technology Hardware & Equipment 0.1%
Barco N.V.	4,658	382,967
EVS Broadcast Equipment S.A.	4,248	153,054
		536,021
Telecommunication Services 0.0%
Orange Belgium S.A. *	13,716	318,967
Utilities 0.1%
Elia System Operator S.A. N.V.	11,513	580,479
		11,723,370
Security	Number of Shares	Value ($)
Canada 18.2%
Automobiles & Components 0.2%
Linamar Corp.	24,802	1,023,044
Martinrea International, Inc.	33,460	213,452
		1,236,496
Banks 0.3%
Canadian Western Bank	34,561	693,564
First National Financial Corp.	5,189	117,539
Genworth MI Canada, Inc.	16,984	442,836
Home Capital Group, Inc. (b)	30,924	690,578
Laurentian Bank of Canada	12,441	466,141
		2,410,658
Capital Goods 1.2%
Aecon Group, Inc.	26,531	371,056
ATS Automation Tooling Systems, Inc. *	38,486	317,087
Bombardier, Inc., B Shares *	908,343	1,488,463
CAE, Inc.	124,096	1,768,679
Finning International, Inc.	75,366	1,336,087
MacDonald, Dettwiler & Associates Ltd.	18,056	1,191,485
Russel Metals, Inc.	29,137	483,896
Toromont Industries Ltd.	34,761	1,051,268
WSP Global, Inc.	49,497	1,626,699
		9,634,720
Commercial & Professional Services 1.2%
Ritchie Bros. Auctioneers, Inc.	39,357	1,368,144
Stantec, Inc.	43,759	1,042,905
Transcontinental, Inc., Class A	28,988	424,199
Waste Connections, Inc.	83,020	6,331,299
		9,166,547
Consumer Durables & Apparel 0.5%
Dorel Industries, Inc., Class B	15,582	444,521
Gildan Activewear, Inc.	110,819	3,261,097
		3,705,618
Consumer Services 0.1%
Amaya, Inc. *	48,013	720,534
Great Canadian Gaming Corp. *	24,013	398,798
		1,119,332
Diversified Financials 0.7%
Canaccord Genuity Group, Inc.	48,492	164,098
Element Financial Corp.	177,334	1,844,906
Onex Corp.	42,034	2,565,835
Sprott, Inc.	77,059	142,718
TMX Group Ltd.	19,372	840,110
		5,557,667
Energy 3.6%
Advantage Oil & Gas Ltd. *	81,019	552,662
AltaGas Ltd.	68,916	1,782,713
Athabasca Oil Corp. *	214,653	202,866
Baytex Energy Corp. *	95,158	429,355
Birchcliff Energy Ltd. *	102,258	707,673
Bonterra Energy Corp.	15,404	290,927
Canadian Energy Services & Technology Corp.	89,539	303,684
Crew Energy, Inc. *	64,443	326,132
Enerflex Ltd.	42,376	431,495
Enerplus Corp.	105,705	735,556

See financial notes    21

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Ensign Energy Services, Inc.	56,469	332,259
Gibson Energy, Inc.	61,394	836,649
Gran Tierra Energy, Inc. *	135,393	379,746
Kelt Exploration Ltd. *	62,500	227,221
Keyera Corp.	85,017	2,623,634
MEG Energy Corp. *	79,331	327,712
Mullen Group Ltd.	39,745	491,947
NuVista Energy Ltd. *	72,355	398,158
Pacific Exploration & Production Corp. *(a)(e)	135,961	—
Paramount Resources Ltd., A Shares *	24,914	264,891
Parex Resources, Inc. *	66,168	782,689
Parkland Fuel Corp.	45,987	1,018,545
Pason Systems, Inc.	33,440	476,604
Pengrowth Energy Corp.	242,498	349,317
Penn West Petroleum Ltd.	224,184	355,400
Peyto Exploration & Development Corp.	65,513	1,881,929
PrairieSky Royalty Ltd.	87,730	1,718,426
Precision Drilling Corp.	141,109	579,686
Raging River Exploration, Inc. *	99,355	804,957
Secure Energy Services, Inc.	62,384	416,987
Seven Generations Energy Ltd., A Shares *	124,711	2,870,525
ShawCor Ltd.	29,280	715,012
TORC Oil & Gas Ltd.	77,974	458,793
Veresen, Inc.	141,699	1,395,336
Vermilion Energy, Inc.	47,134	1,702,435
Whitecap Resources, Inc.	136,788	1,037,339
		28,209,260
Food & Staples Retailing 0.3%
Empire Co., Ltd., A Shares	74,997	1,232,945
The Jean Coutu Group PJC, Inc., A Shares	34,469	509,922
The North West Co., Inc.	22,165	495,315
		2,238,182
Food, Beverage & Tobacco 0.2%
Cott Corp.	70,970	1,131,042
Maple Leaf Foods, Inc.	38,070	845,226
		1,976,268
Health Care Equipment & Services 0.2%
Chartwell Retirement Residences	80,140	942,464
Extendicare, Inc.	43,972	285,874
		1,228,338
Insurance 0.2%
Industrial Alliance Insurance & Financial Services, Inc.	51,883	1,848,261
Materials 4.6%
Alacer Gold Corp. *	109,083	245,261
Alamos Gold, Inc., Class A	122,955	864,963
B2Gold Corp. *	424,127	1,066,742
Canfor Corp. *	40,699	472,425
Cascades, Inc.	30,260	257,385
CCL Industries, Inc., Class B	15,599	2,975,229
Centerra Gold, Inc.	76,677	383,370
China Gold International Resources Corp., Ltd. *	109,966	211,207
Detour Gold Corp. *	83,130	1,875,422
Dominion Diamond Corp.	41,826	366,601
Security	Number of Shares	Value ($)
Eldorado Gold Corp. *	341,000	1,091,574
First Majestic Silver Corp. *	71,230	858,311
First Quantum Minerals Ltd.	324,323	2,457,049
HudBay Minerals, Inc.	113,204	459,011
IAMGOLD Corp. *	210,545	781,490
Kinross Gold Corp. *	581,376	2,321,871
Lundin Mining Corp. *	305,021	1,153,084
Methanex Corp.	42,083	1,221,708
Nevsun Resources Ltd.	148,397	467,116
New Gold, Inc. *	232,120	1,114,558
Norbord, Inc.	19,060	457,597
NOVAGOLD RESOURCES, Inc. *	107,937	556,118
OceanaGold Corp.	287,652	905,455
Osisko Gold Royalties Ltd.	47,101	532,020
Pan American Silver Corp.	66,893	1,165,994
Pretium Resources, Inc. *	64,290	619,846
SEMAFO, Inc. *	137,214	582,510
Silver Standard Resources, Inc. *	44,392	520,707
Stella-Jones, Inc.	18,701	633,700
Tahoe Resources, Inc.	134,423	1,752,965
Teck Resources Ltd., Class B	220,478	3,570,868
Torex Gold Resources, Inc. *	35,331	808,920
West Fraser Timber Co., Ltd.	29,572	995,087
Winpak Ltd.	13,156	439,185
Yamana Gold, Inc.	445,275	1,802,073
		35,987,422
Media 0.4%
Aimia, Inc.	84,696	524,166
Cineplex, Inc.	27,833	1,053,456
Cogeco Communications, Inc.	7,239	350,074
Corus Entertainment, Inc., B Shares	46,125	432,054
Quebecor, Inc., Class B	36,829	1,125,880
		3,485,630
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Concordia International Corp. (b)	19,645	170,989
ProMetic Life Sciences, Inc. *	298,146	633,990
		804,979
Real Estate 1.8%
Allied Properties Real Estate Investment Trust	35,142	986,456
Artis Real Estate Investment Trust	61,357	592,035
Boardwalk Real Estate Investment Trust	18,200	698,981
Canadian Apartment Properties REIT	61,685	1,404,785
Canadian Real Estate Investment Trust	33,153	1,228,029
Colliers International Group, Inc.	17,051	701,248
Cominar Real Estate Investment Trust	84,897	1,064,407
Dream Office Real Estate Investment Trust	48,815	597,515
Dream Unlimited Corp., Class A *	22,266	135,424
First Capital Realty, Inc.	41,078	694,730
FirstService Corp.	14,949	717,342
Granite Real Estate Investment Trust	22,684	720,604
H&R Real Estate Investment Trust	131,006	2,328,463
Morguard Real Estate Investment Trust	15,845	187,307

22    See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Northview Apartment Real Estate Investment Trust	21,498	331,797
Smart Real Estate Investment Trust	53,811	1,453,498
		13,842,621
Retailing 0.6%
AutoCanada, Inc.	11,516	200,293
Dollarama, Inc.	50,840	3,754,732
Hudson's Bay Co.	60,693	836,810
		4,791,835
Software & Services 0.7%
DH Corp.	49,302	1,115,641
Enghouse Systems Ltd.	7,967	338,402
Open Text Corp.	57,932	3,641,806
The Descartes Systems Group, Inc. *	32,722	697,311
		5,793,160
Technology Hardware & Equipment 0.1%
Avigilon Corp. *(b)	18,021	124,714
Celestica, Inc. *	65,349	696,299
Sierra Wireless, Inc. *(b)	15,003	210,057
		1,031,070
Telecommunication Services 0.1%
Manitoba Telecom Services, Inc.	20,317	590,750
Transportation 0.2%
TransForce, Inc.	45,601	930,406
Westshore Terminals Investment Corp.	26,377	445,497
		1,375,903
Utilities 0.9%
Algonquin Power & Utilities Corp.	125,490	1,132,428
Atco Ltd., Class I	37,776	1,385,163
Capital Power Corp.	48,247	770,378
Emera, Inc.	17,528	637,904
Innergex Renewable Energy, Inc.	48,234	535,995
Just Energy Group, Inc.	63,338	348,539
Northland Power, Inc.	57,511	1,041,470
Superior Plus Corp.	65,513	586,698
TransAlta Corp.	130,457	564,762
		7,003,337
		143,038,054
Denmark 1.4%
Banks 0.2%
Spar Nord Bank A/S	41,085	399,624
Sydbank A/S	33,492	1,059,499
		1,459,123
Capital Goods 0.3%
FLSmidth & Co. A/S (b)	23,460	864,312
NKT Holding A/S	11,262	660,458
Rockwool International A/S, B Shares	2,780	526,663
Solar A/S, B Shares	2,720	155,688
		2,207,121
Consumer Durables & Apparel 0.0%
Bang & Olufsen A/S *	16,361	165,260
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 0.2%
Royal Unibrew A/S	19,549	962,150
Schouw & Co.	5,380	338,535
		1,300,685
Health Care Equipment & Services 0.3%
Ambu A/S, Class B	10,961	544,556
GN Store Nord A/S	71,404	1,531,170
		2,075,726
Insurance 0.1%
Alm Brand A/S	37,812	282,914
Topdanmark A/S *	33,999	905,609
		1,188,523
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
ALK-Abello A/S	2,973	407,071
Bavarian Nordic A/S *	12,819	465,180
		872,251
Retailing 0.0%
Matas A/S	15,860	294,292
Software & Services 0.1%
SimCorp A/S	15,276	800,078
Transportation 0.1%
Dfds A/S	15,304	805,666
		11,168,725
Finland 1.7%
Capital Goods 0.6%
Cargotec Oyj, B Shares	20,431	915,889
Cramo Oyj	11,700	304,792
Konecranes Oyj	26,880	849,629
Outotec Oyj *(b)	83,820	356,988
Ramirent Oyj	33,773	247,504
Uponor Oyj	24,356	439,449
Valmet Oyj	65,247	869,846
YIT Oyj	61,468	428,217
		4,412,314
Commercial & Professional Services 0.1%
Caverion Corp.	60,868	426,410
Consumer Durables & Apparel 0.2%
Amer Sports Oyj	54,074	1,626,072
Food, Beverage & Tobacco 0.0%
Raisio Oyj, V Shares	47,725	213,146
Health Care Equipment & Services 0.0%
Oriola-KD Oyj, B Shares	49,384	235,406
Materials 0.5%
Huhtamaki Oyj	49,556	2,152,526
Kemira Oyj	38,146	488,578
Metsa Board Oyj	111,006	654,018
Outokumpu Oyj *(b)	97,671	533,462
		3,828,584
Media 0.1%
Sanoma Oyj	35,579	328,302
Real Estate 0.1%
Citycon Oyj	182,301	466,987
Sponda Oyj	107,062	558,521
		1,025,508

See financial notes    23

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Software & Services 0.1%
Tieto Oyj	35,395	1,054,516
Transportation 0.0%
Finnair Oyj *	34,856	182,458
		13,332,716
France 3.3%
Automobiles & Components 0.1%
Plastic Omnium S.A.	30,162	960,925
Capital Goods 0.3%
Faiveley Transport S.A.	2,831	301,587
Haulotte Group S.A.	5,651	96,736
Jacquet Metal Service	5,651	91,575
LISI	8,447	230,492
Manitou BF S.A.	4,527	80,520
Mersen	9,492	186,168
Nexans S.A. *	15,652	839,893
SPIE S.A.	28,317	545,608
Tarkett S.A.	9,414	330,062
		2,702,641
Commercial & Professional Services 0.1%
Assystem	5,651	152,310
Derichebourg S.A.	33,999	102,202
Elis S.A.	40,658	700,525
GL Events	4,527	90,503
		1,045,540
Consumer Durables & Apparel 0.1%
Beneteau S.A.	14,376	149,545
Trigano S.A.	4,526	264,644
		414,189
Consumer Services 0.2%
Elior Group (d)	57,093	1,307,355
Euro Disney SCA - Reg’d *	61,069	83,659
		1,391,014
Diversified Financials 0.2%
Euronext N.V. (d)	33,999	1,432,674
FFP	1,546	122,252
		1,554,926
Energy 0.2%
Bourbon Corp. (b)	13,156	153,851
CGG S.A. *(b)	9,943	241,081
Etablissements Maurel et Prom *(b)	64,498	296,677
Gaztransport Et Technigaz S.A.	13,368	407,873
Vallourec S.A. *(b)	138,949	614,530
		1,714,012
Food & Staples Retailing 0.0%
Rallye S.A. (b)	4,864	78,767
Food, Beverage & Tobacco 0.1%
Bonduelle S.C.A.	7,145	176,980
Vilmorin & Cie S.A.	2,566	178,332
		355,312
Health Care Equipment & Services 0.1%
Guerbet	2,162	149,291
Korian S.A.	19,323	690,501
		839,792
Security	Number of Shares	Value ($)
Insurance 0.0%
Coface S.A.	35,907	191,159
Materials 0.1%
Vicat S.A.	10,319	655,433
Media 0.4%
Havas S.A.	87,916	733,688
IPSOS	16,602	544,359
Metropole Television S.A.	35,137	622,423
Technicolor S.A. - Reg'd	163,952	1,062,193
Television Francaise 1 S.A.	54,285	528,661
		3,491,324
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Boiron S.A.	1,952	179,358
DBV Technologies S.A. *(b)	9,635	667,789
Genfit *(b)	9,141	250,447
Virbac S.A. *	2,023	415,925
		1,513,519
Real Estate 0.2%
Fonciere de Paris SIIC	1,010	157,833
Mercialys S.A.	20,062	466,320
Nexity S.A. *	18,070	946,098
		1,570,251
Retailing 0.0%
Groupe Fnac S.A. *	5,424	353,880
Software & Services 0.6%
Alten S.A.	11,333	776,639
Altran Technologies S.A. *	60,281	885,885
Sopra Steria Group	5,963	683,057
UBISOFT Entertainment S.A. *	43,685	1,704,841
Worldline S.A. *(d)	15,304	472,227
		4,522,649
Technology Hardware & Equipment 0.1%
Neopost S.A.	15,804	416,808
Parrot S.A. *(b)	8,722	145,129
		561,937
Transportation 0.1%
Air France-KLM *(b)	64,446	353,357
Europcar Groupe S.A. *(d)	31,229	267,816
		621,173
Utilities 0.2%
Albioma S.A.	5,164	89,204
Rubis S.C.A.	17,744	1,446,606
		1,535,810
		26,074,253
Germany 4.2%
Automobiles & Components 0.1%
ElringKlinger AG	13,581	233,467
Leoni AG	13,367	493,297
		726,764
Banks 0.2%
Aareal Bank AG	30,568	1,028,162
comdirect bank AG	10,274	106,417
Deutsche Pfandbriefbank AG (d)	44,976	436,551
		1,571,130

24    See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Capital Goods 1.0%
BayWa AG	9,672	320,042
Deutz AG	52,273	232,934
DMG Mori AG	10,450	495,051
Duerr AG	6,392	539,627
Heidelberger Druckmaschinen AG *	106,695	259,290
Indus Holding AG	7,441	400,738
Kloeckner & Co. SE *	43,440	610,572
Krones AG	6,775	646,662
Nordex SE *	30,023	829,432
Norma Group SE	14,811	791,796
Pfeiffer Vacuum Technology AG	4,527	426,599
Rheinmetall AG	20,093	1,448,788
SGL Carbon SE *(b)	30,826	396,196
Vossloh AG *	4,267	259,242
Wacker Neuson SE	12,063	175,329
		7,832,298
Commercial & Professional Services 0.1%
Bertrandt AG	1,986	218,249
Bilfinger SE *	15,291	442,363
		660,612
Consumer Durables & Apparel 0.1%
Gerry Weber International AG (b)	13,031	165,669
Puma SE	1,258	313,846
		479,515
Diversified Financials 0.1%
Deutsche Beteiligungs AG	6,228	207,399
GRENKE AG	3,320	642,282
		849,681
Food, Beverage & Tobacco 0.0%
KWS Saat SE	971	310,376
Health Care Equipment & Services 0.2%
Carl Zeiss Meditec AG	6,437	233,824
CompuGroup Medical SE	11,333	480,966
Draegerwerk AG & Co., KGaA	1,124	65,259
Rhoen-Klinikum AG	23,963	707,653
		1,487,702
Materials 0.3%
Aurubis AG	21,995	1,156,622
BRAAS Monier Building Group S.A.	10,032	237,094
Salzgitter AG	19,112	580,575
		1,974,291
Media 0.1%
CTS Eventim AG & Co., KGaA	15,948	552,578
Stroeer SE & CO. KGaA (b)	11,556	534,319
		1,086,897
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Gerresheimer AG	13,720	1,137,644
MorphoSys AG *	12,445	530,030
STADA Arzneimittel AG	29,211	1,566,174
		3,233,848
Real Estate 0.5%
ADO Properties S.A. (d)	10,217	447,543
alstria Office REIT-AG *	55,991	779,499
Deutsche Euroshop AG	24,214	1,112,848
DIC Asset AG	16,401	158,919
PATRIZIA Immobilien AG *	21,030	501,000
Security	Number of Shares	Value ($)
TAG Immobilien AG	56,838	816,296
TLG Immobilien AG	23,046	520,280
		4,336,385
Retailing 0.1%
Takkt AG	14,506	325,868
zooplus AG *	2,769	389,197
		715,065
Semiconductors & Semiconductor Equipment 0.2%
AIXTRON SE *(b)	36,415	224,484
Dialog Semiconductor plc *	32,898	1,151,599
SMA Solar Technology AG (b)	5,882	205,835
		1,581,918
Software & Services 0.3%
Bechtle AG	6,185	689,198
Nemetschek SE	8,701	517,098
Software AG	23,286	923,797
XING AG	1,169	235,136
		2,365,229
Technology Hardware & Equipment 0.1%
Jenoptik AG	25,150	456,996
Wincor Nixdorf AG *	7,736	540,738
		997,734
Telecommunication Services 0.3%
Drillisch AG (b)	20,147	927,953
Freenet AG	50,983	1,461,576
		2,389,529
Transportation 0.1%
Hamburger Hafen und Logistik AG	11,333	181,948
Sixt SE	6,141	347,790
		529,738
		33,128,712
Hong Kong 2.3%
Automobiles & Components 0.2%
Minth Group Ltd.	249,882	945,504
Nexteer Automotive Group Ltd.	379,300	521,267
		1,466,771
Banks 0.0%
Chong Hing Bank Ltd.	93,003	185,365
Capital Goods 0.1%
China Ocean Industry Group Ltd. *	5,224,920	117,879
China Strategic Holdings Ltd. *	5,668,081	132,993
Summit Ascent Holdings Ltd. *	452,424	106,154
The 13 Holdings Ltd. *	484,026	195,314
		552,340
Consumer Durables & Apparel 0.2%
Goodbaby International Holdings Ltd.	452,771	221,227
Man Wah Holdings Ltd.	718,612	488,231
Pacific Textiles Holdings Ltd.	204,553	268,984
Regina Miracle International Holdings Ltd. *(d)	94,222	118,070
Stella International Holdings Ltd.	180,480	287,120
		1,383,632
Consumer Services 0.1%
China LotSynergy Holdings Ltd. *	3,676,812	118,503
Dynam Japan Holdings Co., Ltd.	141,921	207,116

See financial notes    25

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
NagaCorp Ltd.	656,992	465,000
Nirvana Asia Ltd. (d)	260,721	96,467
		887,086
Diversified Financials 0.3%
China Financial International Investments Ltd. *	1,866,030	132,313
China Innovative Finance Group Ltd. *	1,801,650	181,170
China LNG Group Ltd.	7,323,325	230,366
China Medical & HealthCare Group Ltd. *	2,267,220	127,146
Emperor Capital Group Ltd.	1,584,580	151,170
Freeman Financial Corp., Ltd. *	6,699,355	509,572
Mason Financial Holdings Ltd. *	4,095,510	153,118
Sun Hung Kai & Co., Ltd.	232,917	143,832
Value Partners Group Ltd.	426,101	392,770
		2,021,457
Energy 0.0%
NewOcean Energy Holdings Ltd.	458,089	135,831
Sino Oil & Gas Holdings Ltd. *	7,623,496	205,409
		341,240
Food, Beverage & Tobacco 0.0%
C.P. Pokphand Co., Ltd.	2,468,260	311,844
Health Care Equipment & Services 0.0%
Town Health International Medical Group Ltd.	1,898,138	310,779
Insurance 0.0%
Convoy Global Holdings Ltd. *	4,081,027	123,113
Materials 0.2%
China Silver Group Ltd.	841,138	193,022
G-Resources Group Ltd.	11,937,253	218,531
KuangChi Science Ltd. *	777,077	274,495
MMG Ltd. *	693,015	159,031
NetMind Financial Holdings Ltd. *	13,020,959	130,936
Superb Summit International Group Ltd. *(a)(e)	1,120,000	—
Yingde Gases Group Co., Ltd.	498,300	217,777
		1,193,792
Media 0.1%
IMAX China Holding, Inc. *(b)(d)	42,549	240,810
Mei Ah Entertainment Group Ltd. *	1,593,707	106,839
TOM Group Ltd. *	917,619	229,501
		577,150
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
China Animal Healthcare Ltd. *(a)(e)	192,752	—
Lee's Pharmaceutical Holdings Ltd.	145,834	120,326
The United Laboratories International Holdings Ltd. *	288,778	130,302
		250,628
Real Estate 0.4%
Beijing Enterprises Medical & Health Group Ltd. *	2,656,150	160,943
Far East Consortium International Ltd.	517,758	182,893
Fortune Real Estate Investment Trust	664,615	849,967
Gemdale Properties & Investment Corp., Ltd.	3,174,108	196,419
K Wah International Holdings Ltd.	507,246	277,925
Security	Number of Shares	Value ($)
Lai Sun Development Co., Ltd.	6,807,674	125,503
Prosperity REIT	521,442	235,285
SEA Holdings Ltd.	106,555	245,619
Sunlight Real Estate Investment Trust	597,941	377,724
Yuexiu Real Estate Investment Trust	686,811	450,687
		3,102,965
Retailing 0.2%
China Harmony New Energy Auto Holding Ltd.	372,165	197,676
Chow Sang Sang Holdings International Ltd.	143,654	273,353
Giordano International Ltd.	597,941	343,806
Hang Fat Ginseng Holdings Co., Ltd.	3,983,823	79,093
Luk Fook Holdings International Ltd.	155,252	354,267
Pou Sheng International Holdings Ltd. *	940,887	322,656
		1,570,851
Semiconductors & Semiconductor Equipment 0.0%
Varitronix International Ltd.	272,019	116,779
Software & Services 0.1%
HC International, Inc. *	306,837	240,509
IGG, Inc.	537,766	308,513
New Sports Group Ltd. *	3,990,332	63,790
		612,812
Technology Hardware & Equipment 0.2%
China Aerospace International Holdings Ltd.	1,084,222	148,165
China Goldjoy Group Ltd.	4,081,027	415,639
GCL New Energy Holdings Ltd. *	2,998,128	156,540
Ju Teng International Holdings Ltd.	550,075	163,106
Suncorp Technologies Ltd. *	5,935,046	58,151
TCL Communication Technology Holdings Ltd.	214,108	199,292
Technovator International Ltd.	249,682	100,752
Truly International Holdings Ltd.	823,246	385,262
		1,626,907
Telecommunication Services 0.1%
APT Satellite Holdings Ltd.	173,219	127,289
CITIC Telecom International Holdings Ltd.	683,549	258,201
HKBN Ltd.	342,320	382,623
SmarTone Telecommunications Holdings Ltd.	184,939	305,182
		1,073,295
Transportation 0.0%
SITC International Holdings Co., Ltd.	578,602	326,719
Utilities 0.1%
Canvest Environmental Protection Group Co., Ltd. *	426,614	197,447
Kong Sun Holdings Ltd. *(a)(e)	1,854,872	46,630
United Photovoltaics Group Ltd. *	1,646,500	125,237
		369,314
		18,404,839
Ireland 0.6%
Banks 0.0%
Permanent TSB Group Holdings plc *	48,096	107,134

26    See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Capital Goods 0.3%
Kingspan Group plc	83,379	2,282,580
Food, Beverage & Tobacco 0.1%
C&C Group plc	163,236	689,037
Origin Enterprises plc	57,166	369,596
		1,058,633
Real Estate 0.1%
Green REIT plc	292,343	479,604
Hibernia REIT plc	328,088	510,475
		990,079
Transportation 0.1%
Irish Continental Group plc	71,864	377,782
		4,816,208
Israel 0.3%
Capital Goods 0.0%
Electra Ltd.	908	129,425
Energy 0.0%
Jerusalem Oil Exploration *	5,460	245,371
Food & Staples Retailing 0.0%
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	5,081	201,475
Shufersal Ltd.	18,675	71,830
		273,305
Health Care Equipment & Services 0.1%
Mazor Robotics Ltd. *	30,040	341,785
Insurance 0.0%
Menora Mivtachim Holdings Ltd. *	25,788	203,763
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Compugen Ltd. *	27,358	190,855
Evogene Ltd. *	9,326	61,806
		252,661
Real Estate 0.1%
Africa Israel Properties Ltd.	9,121	163,958
Airport City Ltd. *	1	8
Reit 1 Ltd.	99,735	321,653
		485,619
Semiconductors & Semiconductor Equipment 0.0%
Nova Measuring Instruments Ltd. *	13,428	158,920
Telecommunication Services 0.1%
B Communications Ltd.	3,826	93,545
Cellcom Israel Ltd. *	26,733	200,488
Partner Communications Co., Ltd. *	45,837	217,743
		511,776
		2,602,625
Italy 3.1%
Automobiles & Components 0.1%
Brembo S.p.A.	14,114	822,914
Piaggio & C S.p.A.	114,758	224,054
		1,046,968
Banks 0.4%
Banca Popolare dell'Emilia Romagna SC	222,397	854,546
Banca Popolare di Milano Scarl	2,115,252	904,650
Security	Number of Shares	Value ($)
Banca Popolare di Sondrio Scarl	233,650	627,669
Credito Emiliano S.p.A.	31,521	185,889
Credito Valtellinese Scarl	557,206	212,800
		2,785,554
Capital Goods 0.4%
Astaldi S.p.A. (b)	26,070	105,922
C.I.R. - Compagnie Industriali Riunite S.p.A	178,330	186,301
Danieli & C Officine Meccaniche S.p.A.	5,651	120,841
Danieli & C Officine Meccaniche S.p.A. - RSP	19,909	287,592
Fincantieri S.p.A. *	194,834	91,811
Industria Macchine Automatiche S.p.A.	6,203	395,171
Interpump Group S.p.A.	45,549	804,073
Italmobiliare S.p.A.	3,004	147,211
Italmobiliare S.p.A. - RSP	7,937	326,720
Salini Impregilo S.p.A	100,138	307,373
		2,773,015
Consumer Durables & Apparel 0.3%
Brunello Cucinelli S.p.A. (b)	11,150	222,039
De'Longhi S.p.A.	26,742	662,096
Geox S.p.A.	33,999	88,380
Moncler S.p.A.	63,514	1,051,884
OVS S.p.A. (d)	48,397	266,816
Safilo Group S.p.A. *	10,816	102,575
Tod's S.p.A. (b)	6,132	366,403
		2,760,193
Consumer Services 0.1%
Autogrill S.p.A.	64,100	548,999
Diversified Financials 0.3%
Anima Holding S.p.A. (d)	98,649	476,837
Azimut Holding S.p.A.	43,171	661,604
Banca Generali S.p.A.	27,905	558,182
Banca IFIS S.p.A.	8,318	179,354
Cerved Information Solutions S.p.A.	89,492	717,636
		2,593,613
Energy 0.0%
Saras S.p.A.	154,148	229,883
Food & Staples Retailing 0.0%
MARR S.p.A.	13,696	263,435
Health Care Equipment & Services 0.1%
Amplifon S.p.A.	37,453	393,148
DiaSorin S.p.A.	11,505	742,553
		1,135,701
Insurance 0.1%
Societa Cattolica di Assicurazioni Scarl	71,086	410,507
Unipol Gruppo Finanziario S.p.A.	229,526	637,552
		1,048,059
Materials 0.3%
Buzzi Unicem S.p.A.	33,421	709,463
Buzzi Unicem S.p.A. - RSP	19,552	231,697
Cementir Holding S.p.A.	22,021	110,857
Italcementi S.p.A. *	88,954	1,047,196
		2,099,213

See financial notes    27

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Media 0.1%
RAI Way S.p.A. (d)	43,760	187,152
RCS MediaGroup S.p.A. *(b)	214,171	231,377
		418,529
Real Estate 0.1%
Beni Stabili S.p.A. *	525,556	321,936
Immobiliare Grande Distribuzione	154,035	124,207
		446,143
Retailing 0.1%
Yoox Net-A-Porter Group S.p.A. *	27,499	860,312
Software & Services 0.0%
Reply S.p.A.	1,887	232,442
Technology Hardware & Equipment 0.1%
Datalogic S.p.A.	9,054	189,577
Ei Towers S.p.A. *	8,417	440,504
Esprinet S.p.A.	12,457	81,857
		711,938
Telecommunication Services 0.1%
Infrastrutture Wireless Italiane S.p.A. (d)	117,399	572,698
Transportation 0.1%
Ansaldo STS S.p.A.	47,883	563,161
ASTM S.p.A.	17,188	196,408
Societa Iniziative Autostradali e Servizi S.p.A.	33,770	327,407
		1,086,976
Utilities 0.4%
A2A S.p.A.	673,809	892,290
ACEA S.p.A.	20,078	261,410
ERG S.p.A.	33,556	373,730
Hera S.p.A.	348,260	963,480
Iren S.p.A.	211,311	347,138
		2,838,048
		24,451,719
Japan 18.6%
Automobiles & Components 0.8%
Akebono Brake Industry Co., Ltd. *(b)	62,003	112,095
Daido Metal Co., Ltd.	19,339	218,752
Daikyonishikawa Corp.	24,686	263,960
Eagle Industry Co., Ltd.	11,598	148,682
FCC Co., Ltd.	15,404	308,274
Futaba Industrial Co., Ltd.	19,257	90,481
HI-LEX Corp.	10,901	286,344
Keihin Corp.	20,566	315,941
Kinugawa Rubber Industrial Co., Ltd.	20,387	153,146
KYB Corp.	90,664	368,143
Mitsuba Corp.	17,697	243,465
Musashi Seimitsu Industry Co., Ltd.	13,957	280,395
Nippon Seiki Co., Ltd.	21,242	400,669
Nissin Kogyo Co., Ltd.	19,306	281,093
Pacific Industrial Co., Ltd.	24,284	276,566
Piolax, Inc.	4,256	242,765
Press Kogyo Co., Ltd.	45,770	196,470
Sanden Holdings Corp.	52,359	149,330
Showa Corp.	26,972	160,108
Sumitomo Riko Co., Ltd.	16,984	158,124
Tachi-S Co., Ltd.	13,581	225,836
Security	Number of Shares	Value ($)
Topre Corp.	19,339	379,918
TPR Co., Ltd.	16,978	433,991
Unipres Corp.	17,475	311,876
Yorozu Corp.	8,100	103,526
		6,109,950
Banks 1.2%
Ashikaga Holdings Co., Ltd.	107,157	361,558
Bank of the Ryukyus Ltd.	28,327	323,980
FIDEA Holdings Co., Ltd.	133,775	201,759
Jimoto Holdings, Inc.	100,861	145,292
Kansai Urban Banking Corp.	24,770	238,756
The Aichi Bank Ltd.	5,641	257,140
The Akita Bank Ltd.	84,270	248,488
The Aomori Bank Ltd.	112,588	333,078
The Bank of Iwate Ltd.	8,299	324,546
The Bank of Nagoya Ltd.	89,500	300,251
The Bank of Okinawa Ltd.	11,078	310,700
The Chiba Kogyo Bank Ltd.	34,053	133,664
The Ehime Bank Ltd.	28,317	70,358
The Eighteenth Bank Ltd.	78,829	241,589
The Fukui Bank Ltd.	150,871	366,110
The Hokkoku Bank Ltd.	94,067	284,652
The Hokuetsu Bank Ltd.	45,332	100,801
The Kiyo Bank Ltd.	46,069	717,970
The Minato Bank Ltd.	89,841	142,446
The Miyazaki Bank Ltd.	87,360	229,728
The Nanto Bank Ltd.	122,766	433,215
The Ogaki Kyoritsu Bank Ltd.	153,349	523,345
The Oita Bank Ltd.	93,120	304,293
The Shikoku Bank Ltd.	55,541	113,300
The Tochigi Bank Ltd.	56,856	227,567
The Toho Bank Ltd.	114,415	387,154
The Towa Bank Ltd.	277,011	232,996
The Yamagata Bank Ltd.	81,471	340,267
The Yamanashi Chuo Bank Ltd.	77,587	325,545
Tokyo TY Financial Group, Inc.	13,553	397,674
TOMONY Holdings, Inc.	102,114	451,164
Tsukuba Bank Ltd.	49,857	143,158
		9,212,544
Capital Goods 4.3%
Advan Co., Ltd.	10,740	92,204
Aica Kogyo Co., Ltd.	34,087	847,273
Aichi Corp.	12,305	90,650
Aida Engineering Ltd.	30,937	216,845
Asahi Diamond Industrial Co., Ltd.	29,592	243,465
Bunka Shutter Co., Ltd.	25,807	179,889
Central Glass Co., Ltd.	92,437	354,788
Chiyoda Integre Co., Ltd.	8,791	166,497
Chudenko Corp.	19,241	366,832
CKD Corp.	26,652	289,878
Daifuku Co., Ltd.	54,971	952,898
Daihen Corp.	52,357	274,857
Daiho Corp.	47,691	248,979
Denyo Co., Ltd.	7,744	74,868
Fuji Machine Manufacturing Co., Ltd.	48,217	552,397
Fujitec Co., Ltd.	39,516	439,725
Fukuda Corp.	17,366	184,011
Fukushima Industries Corp.	6,990	214,900
Furukawa Co., Ltd.	169,970	257,991
Futaba Corp.	21,501	322,406
Giken Ltd.	8,444	145,312

28    See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Hanwa Co., Ltd.	92,726	517,261
Hazama Ando Corp.	95,101	530,510
Hibiya Engineering Ltd.	12,156	189,682
Hitachi Koki Co., Ltd.	26,751	188,021
Hitachi Zosen Corp.	74,617	389,551
Hosokawa Micron Corp.	22,284	120,215
Inaba Denki Sangyo Co., Ltd.	13,035	427,842
Inabata & Co., Ltd.	26,751	249,833
Iseki & Co., Ltd.	116,394	292,574
Iwatani Corp.	100,467	551,702
Jamco Corp.	4,065	75,181
Juki Corp.	13,821	97,810
Kamei Corp.	9,516	76,084
Kanamoto Co., Ltd.	12,796	270,308
Kanematsu Corp.	192,220	282,472
Katakura Industries Co., Ltd.	21,080	230,090
Kato Works Co., Ltd.	23,196	90,824
Kitz Corp.	53,704	302,177
Komori Corp.	29,592	364,196
Kumagai Gumi Co., Ltd.	170,803	460,715
Kuroda Electric Co., Ltd.	19,933	374,436
Kyowa Exeo Corp.	42,186	606,473
Kyudenko Corp.	17,656	558,178
Maeda Corp.	62,003	517,316
Makino Milling Machine Co., Ltd.	42,664	273,056
Meidensha Corp.	102,120	321,855
METAWATER Co., Ltd.	5,651	160,677
Mie Kotsu Group Holdings, Inc.	28,317	99,103
Mirait Holdings Corp.	38,811	327,568
Miura Co., Ltd.	42,513	802,706
Morita Holdings Corp.	19,339	248,667
Nachi-Fujikoshi Corp.	92,804	315,822
Namura Shipbuilding Co., Ltd.	27,360	171,405
Nichias Corp.	50,254	448,440
Nichiha Corp.	13,581	251,177
Nihon Trim Co., Ltd.	1,917	102,304
Nippon Carbon Co., Ltd.	50,983	84,286
Nippon Densetsu Kogyo Co., Ltd.	16,091	302,576
Nippon Sheet Glass Co., Ltd. *	458,784	354,839
Nippon Steel & Sumikin Bussan Corp.	64,035	219,156
Nippon Thompson Co., Ltd.	25,155	88,280
Nishimatsu Construction Co., Ltd.	136,874	623,267
Nishio Rent All Co., Ltd.	7,663	189,362
Nissin Electric Co., Ltd.	22,666	351,927
Nitta Corp.	9,644	224,982
Nitto Boseki Co., Ltd.	80,425	272,917
Nitto Kogyo Corp.	15,377	191,478
Noritz Corp.	22,124	433,133
Obara Group, Inc.	6,167	218,515
Oiles Corp.	21,447	349,173
Okabe Co., Ltd.	25,948	209,721
Okumura Corp.	118,183	637,561
Penta-Ocean Construction Co., Ltd.	146,920	775,543
Raito Kogyo Co., Ltd.	23,603	254,434
Ryobi Ltd.	63,121	278,883
Sanki Engineering Co., Ltd.	30,050	242,585
Sankyo Tateyama, Inc.	16,420	247,804
Shibuya Corp.	6,107	112,593
Shima Seiki Manufacturing Ltd.	12,997	286,114
Shinmaywa Industries Ltd.	44,567	283,081
SHO-BOND Holdings Co., Ltd.	11,791	520,384
Security	Number of Shares	Value ($)
Sintokogio Ltd.	34,863	278,405
Sodick Co., Ltd.	23,832	159,210
Star Micronics Co., Ltd.	24,017	278,169
Sumitomo Mitsui Construction Co., Ltd.	365,582	342,838
Taihei Dengyo Kaisha Ltd.	14,736	133,206
Taikisha Ltd.	18,321	410,755
Takara Standard Co., Ltd.	42,664	355,138
Takasago Thermal Engineering Co., Ltd.	39,466	585,303
Takeuchi Manufacturing Co., Ltd.	15,420	222,426
Takuma Co., Ltd.	39,674	341,372
Teikoku Sen-I Co., Ltd.	11,927	156,820
Tekken Corp. (b)	61,359	195,167
The Nippon Road Co., Ltd.	27,131	104,658
Toa Corp.	97,143	175,625
TOKAI Holdings Corp.	58,984	346,143
Tokyu Construction Co., Ltd.	45,025	440,956
Toshiba Machine Co., Ltd.	65,364	215,489
Toshiba Plant Systems & Services Corp.	19,339	304,009
Totetsu Kogyo Co., Ltd.	16,151	445,642
Toyo Engineering Corp. *	77,587	239,283
Trusco Nakayama Corp.	9,662	443,704
Tsubaki Nakashima Co., Ltd.	7,143	101,860
Tsubakimoto Chain Co.	76,844	580,221
Tsugami Corp.	37,169	172,486
Tsukishima Kikai Co., Ltd.	22,666	219,133
Union Tool Co.	5,651	148,876
Wakita & Co., Ltd.	19,339	136,112
YAMABIKO Corp.	21,488	176,582
Yamazen Corp.	46,197	351,050
Yokogawa Bridge Holdings Corp.	13,501	149,714
Yushin Precision Equipment Co., Ltd.	4,065	89,801
		33,855,643
Commercial & Professional Services 0.8%
Aeon Delight Co., Ltd.	9,544	268,600
Bell System24 Holdings, Inc.	19,796	161,338
Benefit One, Inc.	9,039	264,349
Daiseki Co., Ltd.	24,501	426,135
Duskin Co., Ltd.	29,267	502,520
Itoki Corp.	20,829	128,677
Kokuyo Co., Ltd.	47,906	661,843
Meitec Corp.	12,194	391,396
Mitsubishi Pencil Co., Ltd.	11,745	573,425
Nippon Parking Development Co., Ltd.	100,861	126,765
Nissha Printing Co., Ltd. (b)	18,845	454,386
Nomura Co., Ltd.	20,371	277,299
Okamura Corp.	37,753	346,013
Outsourcing, Inc.	5,380	201,292
Pilot Corp.	17,837	700,995
Relia, Inc.	19,339	183,041
Sato Holdings Corp.	11,923	251,059
TechnoPro Holdings, Inc.	17,889	581,974
		6,501,107
Consumer Durables & Apparel 1.0%
Alpine Electronics, Inc.	21,768	262,012
Chofu Seisakusho Co., Ltd.	9,644	229,830
Clarion Co., Ltd.	21,511	59,478
Descente Ltd.	26,209	293,168

See financial notes    29

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Foster Electric Co., Ltd.	13,282	232,677
Fujibo Holdings, Inc.	77,587	231,032
Fujitsu General Ltd.	25,177	512,132
Goldwin, Inc.	4,368	225,927
Gunze Ltd.	122,096	360,026
JVC Kenwood Corp.	76,958	180,798
Kurabo Industries Ltd.	108,777	194,555
Mars Engineering Corp.	9,134	168,577
Mizuno Corp.	64,300	311,445
Onward Holdings Co., Ltd.	58,944	414,862
Pioneer Corp. *	143,716	315,401
Sangetsu Corp.	36,757	649,249
Sanyo Shokai Ltd.	36,247	57,471
Seiko Holdings Corp.	65,021	201,157
Seiren Co., Ltd.	29,592	330,151
Starts Corp., Inc.	12,931	222,153
Tamron Co., Ltd.	10,457	161,250
The Japan Wool Textile Co., Ltd.	30,937	209,367
Token Corp.	3,811	281,123
Tomy Co., Ltd.	34,314	307,859
TSI Holdings Co., Ltd.	59,906	330,704
Tsutsumi Jewelry Co., Ltd.	7,451	116,049
Unitika Ltd. *	173,429	92,218
Yondoshi Holdings, Inc.	8,857	188,212
Yonex Co., Ltd.	3,965	192,433
Zojirushi Corp.	19,837	310,496
		7,641,812
Consumer Services 1.0%
Accordia Golf Co., Ltd.	47,936	481,052
Aeon Fantasy Co., Ltd.	3,517	73,206
Atom Corp.	37,976	252,598
CHIMNEY Co., Ltd.	6,173	155,705
Colowide Co., Ltd.	31,130	533,606
Create Restaurants Holdings, Inc.	20,256	188,979
Doutor Nichires Holdings Co., Ltd.	15,100	267,153
Fuji Kyuko Co., Ltd.	38,550	414,813
Fujita Kanko, Inc.	40,032	146,296
Hiday Hidaka Corp.	3,272	71,270
Ichibanya Co., Ltd.	7,751	237,547
Kisoji Co., Ltd.	17,191	353,842
Kura Corp.	2,941	143,873
Kyoritsu Maintenance Co., Ltd.	6,181	403,362
Matsuya Foods Co., Ltd.	9,546	259,888
MOS Food Services, Inc.	14,081	407,448
Ohsho Food Service Corp.	5,709	219,396
Plenus Co., Ltd.	11,598	192,637
Round One Corp.	17,908	125,521
Royal Holdings Co., Ltd.	13,501	219,676
Saizeriya Co., Ltd.	12,385	258,752
St Marc Holdings Co., Ltd.	7,520	192,444
Tokyo Dome Corp.	52,300	471,249
Tokyotokeiba Co., Ltd.	70,671	136,648
Toridoll corp.	7,699	162,041
Tosho Co., Ltd.	4,603	202,259
Yoshinoya Holdings Co., Ltd.	33,414	453,876
Zensho Holdings Co., Ltd.	50,847	873,053
		7,898,190
Diversified Financials 0.4%
Financial Products Group Co., Ltd.	31,740	284,459
Fuyo General Lease Co., Ltd.	10,610	499,548
IBJ Leasing Co., Ltd.	19,921	405,411
Security	Number of Shares	Value ($)
Ichiyoshi Securities Co., Ltd.	19,897	156,968
J Trust Co., Ltd.	43,419	329,520
Jaccs Co., Ltd.	60,100	227,768
Japan Securities Finance Co., Ltd.	62,003	281,137
kabu.com Securities Co., Ltd.	104,702	342,140
Kyokuto Securities Co., Ltd.	14,210	179,557
Marusan Securities Co., Ltd.	29,263	240,475
Monex Group, Inc.	101,648	244,698
Ricoh Leasing Co., Ltd.	5,938	154,542
		3,346,223
Energy 0.2%
Itochu Enex Co., Ltd.	26,310	190,772
Modec, Inc.	11,700	200,099
Nippon Gas Co., Ltd.	23,016	641,738
San-Ai Oil Co., Ltd.	34,559	217,174
Shinko Plantech Co., Ltd.	26,219	178,198
		1,427,981
Food & Staples Retailing 0.7%
Ain Holdings, Inc.	12,373	702,175
Arcs Co., Ltd.	27,313	626,877
Axial Retailing, Inc.	9,134	283,906
Belc Co., Ltd.	4,627	172,895
Cawachi Ltd.	3,726	82,456
Cocokara fine, Inc.	10,192	344,381
Create SD Holdings Co., Ltd.	9,636	211,101
Heiwado Co., Ltd.	15,404	277,297
Kato Sangyo Co., Ltd.	9,644	211,555
Kusuri No Aoki Co., Ltd.	7,287	266,653
Life Corp.	8,785	239,085
San-A Co., Ltd.	9,018	422,848
Sogo Medical Co., Ltd.	2,690	88,943
Toho Co., Ltd.	4,145	89,805
United Super Markets Holdings, Inc.	38,401	348,611
Valor Holdings Co., Ltd.	18,526	499,890
Yaoko Co., Ltd.	10,357	403,025
Yokohama Reito Co., Ltd.	37,233	370,044
		5,641,547
Food, Beverage & Tobacco 1.1%
Ariake Japan Co., Ltd.	8,058	381,340
Dydo Drinco, Inc.	4,527	221,022
Fuji Oil Holdings, Inc.	23,790	462,529
Fujicco Co., Ltd.	11,115	230,177
Hokuto Corp.	10,327	176,518
Itoham Yonekyu Holdings, Inc. *	74,334	703,563
Kameda Seika Co., Ltd.	7,663	371,167
Key Coffee, Inc.	12,848	239,359
Kotobuki Spirits Co., Ltd.	10,178	211,462
Marudai Food Co., Ltd.	58,197	257,128
Maruha Nichiro Corp.	18,416	427,662
Megmilk Snow Brand Co., Ltd.	27,374	844,231
Morinaga & Co., Ltd.	97,055	782,558
Morinaga Milk Industry Co., Ltd.	100,743	639,901
Nippon Flour Mills Co., Ltd.	46,470	322,574
Nippon Suisan Kaisha Ltd.	114,581	480,767
Prima Meat Packers Ltd.	67,496	220,560
Rock Field Co., Ltd.	12,375	165,702
S Foods, Inc.	8,617	209,937
Sakata Seed Corp.	17,753	393,214
Showa Sangyo Co., Ltd.	58,197	278,508

30    See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
The Nisshin Oillio Group Ltd.	58,197	248,688
Warabeya Nichiyo Co., Ltd.	7,930	144,823
		8,413,390
Health Care Equipment & Services 0.6%
A/S One Corp.	6,051	230,784
BML, Inc.	11,418	280,055
Eiken Chemical Co., Ltd.	7,283	184,971
Hogy Medical Co., Ltd.	5,384	365,926
Jeol Ltd.	38,856	142,749
Mani, Inc.	11,371	229,432
Menicon Co., Ltd.	4,444	111,320
Nagaileben Co., Ltd.	14,734	299,423
NichiiGakkan Co., Ltd. (b)	26,751	212,849
Nikkiso Co., Ltd.	41,489	365,012
Paramount Bed Holdings Co., Ltd.	9,881	356,322
Ship Healthcare Holdings, Inc.	19,339	516,592
Toho Holdings Co., Ltd.	25,884	503,241
Tokai Corp.	7,105	226,335
Tsukui Corp.	27,886	176,857
Vital KSK Holdings, Inc.	18,821	171,224
		4,373,092
Household & Personal Products 0.3%
Artnature, Inc.	11,598	78,826
Ci:z Holdings Co., Ltd.	11,397	290,338
Earth Chemical Co., Ltd.	7,338	311,440
euglena Co., Ltd. *(b)	29,139	410,738
Fancl Corp.	21,762	343,572
Mandom Corp.	9,387	384,337
Milbon Co., Ltd.	6,318	273,647
Noevir Holdings Co., Ltd.	7,663	224,108
		2,317,006
Insurance 0.0%
Anicom Holdings, Inc.	10,098	229,618
Materials 1.9%
ADEKA Corp.	61,620	906,115
Aichi Steel Corp.	67,854	360,147
Asahi Holdings, Inc.	19,915	341,560
Chugoku Marine Paints Ltd.	40,885	288,154
Dai Nippon Toryo Co., Ltd.	61,855	114,220
Daiken Corp.	33,999	126,221
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	43,557	197,498
Daio Paper Corp. (b)	35,021	372,099
Fuji Seal International, Inc.	9,415	357,722
Fujimi, Inc.	13,553	180,951
Fujimori Kogyo Co., Ltd.	6,167	139,038
Godo Steel Ltd.	59,347	102,703
Hokuetsu Kishu Paper Co., Ltd.	75,300	473,196
Ihara Chemical Industry Co., Ltd.	18,331	156,487
Ishihara Sangyo Kaisha Ltd. *	214,218	138,760
Kanto Denka Kogyo Co., Ltd.	18,108	152,133
Konishi Co., Ltd.	6,775	74,605
Kumiai Chemical Industry Co., Ltd.	24,493	136,631
Kureha Corp.	71,827	270,823
Kyoei Steel Ltd.	12,949	251,381
Neturen Co., Ltd.	9,285	64,542
Nihon Nohyaku Co., Ltd.	30,010	147,678
Nihon Parkerizing Co., Ltd.	55,824	745,327
Nippon Light Metal Holdings Co., Ltd.	288,328	613,256
Security	Number of Shares	Value ($)
Nippon Soda Co., Ltd.	64,035	323,162
NOF Corp.	67,928	686,274
Okamoto Industries, Inc.	33,477	371,229
OSAKA Titanium Technologies Co., Ltd. (b)	9,757	148,003
Pacific Metals Co., Ltd. *	62,003	173,238
Riken Technos Corp.	29,863	129,055
Sakata INX Corp.	24,396	287,747
Sanyo Chemical Industries Ltd.	39,096	329,596
Sanyo Special Steel Co., Ltd.	61,046	333,456
Sekisui Plastics Co., Ltd.	24,761	79,716
Shikoku Chemicals Corp.	9,054	82,719
Shin-Etsu Polymer Co., Ltd.	27,918	185,967
Stella Chemifa Corp.	3,041	95,109
Sumitomo Bakelite Co., Ltd.	91,907	456,714
Sumitomo Seika Chemicals Co., Ltd.	17,436	120,864
Taiyo Holdings Co., Ltd.	10,786	373,837
Takasago International Corp.	8,436	198,595
Toagosei Co., Ltd.	56,134	600,224
Toho Titanium Co., Ltd.	16,466	117,802
Toho Zinc Co., Ltd.	58,197	178,921
Tokai Carbon Co., Ltd.	113,990	300,858
Tokushu Tokai Paper Co., Ltd.	19,263	64,995
Tokuyama Corp. *	150,500	614,018
Tokyo Ohka Kogyo Co., Ltd.	17,665	555,047
Tokyo Rope Manufacturing Co., Ltd.	71,827	124,995
Tokyo Steel Manufacturing Co., Ltd.	50,578	355,980
Topy Industries Ltd.	99,205	201,412
Toyo Ink SC Holdings Co., Ltd.	87,970	375,915
UACJ Corp.	124,607	389,115
Yodogawa Steel Works Ltd.	13,467	353,747
		15,319,557
Media 0.2%
Asatsu-DK, Inc.	14,103	345,775
Avex Group Holdings, Inc.	16,191	209,754
Kadokawa Dwango *	24,212	297,983
Next Co., Ltd.	25,441	175,124
Toei Co., Ltd.	30,937	232,996
Tv Tokyo Holdings Corp.	9,275	194,583
Zenrin Co., Ltd.	8,261	133,138
		1,589,353
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
ASKA Pharmaceutical Co., Ltd.	10,630	166,795
EPS Holdings, Inc.	16,984	213,460
JCR Pharmaceuticals Co., Ltd.	6,496	168,311
Nichi-iko Pharmaceutical Co., Ltd.	20,546	362,909
Seikagaku Corp.	25,430	359,194
Torii Pharmaceutical Co., Ltd.	6,775	135,913
Towa Pharmaceutical Co., Ltd.	4,095	154,797
ZERIA Pharmaceutical Co., Ltd.	20,913	295,797
		1,857,176
Real Estate 0.5%
Daibiru Corp.	30,937	284,740
Heiwa Real Estate Co., Ltd.	23,589	304,683
Keihanshin Building Co., Ltd.	42,987	219,849
Kenedix, Inc.	129,506	594,725
Leopalace21 Corp.	127,846	847,898
Open House Co., Ltd.	8,952	193,433
Relo Group, Inc.	4,593	651,417
Takara Leben Co., Ltd.	47,355	309,031

See financial notes    31

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
TOC Co., Ltd.	38,311	302,977
Unizo Holdings Co., Ltd.	7,392	213,609
		3,922,362
Retailing 0.7%
Adastria Co., Ltd.	13,625	303,495
AOKI Holdings, Inc.	21,531	222,106
Arata Corp.	6,149	126,624
Arcland Sakamoto Co., Ltd.	20,356	218,251
Belluna Co., Ltd.	40,861	251,246
Chiyoda Co., Ltd.	15,404	324,060
DCM Holdings Co., Ltd.	49,857	379,826
Doshisha Co., Ltd.	11,393	216,768
EDION Corp. (b)	40,903	321,103
Fuji Co., Ltd.	10,977	200,151
Geo Holdings Corp.	15,268	194,402
IDOM, Inc.	27,183	162,149
Jin Co., Ltd. (b)	5,850	268,647
Joshin Denki Co., Ltd.	9,054	74,403
Joyful Honda Co., Ltd.	12,775	308,892
Kohnan Shoji Co., Ltd.	6,675	121,387
Matsuya Co., Ltd.	23,153	163,628
Nishimatsuya Chain Co., Ltd.	27,918	383,810
Pal Co., Ltd.	6,091	127,196
PALTAC Corp.	15,340	318,857
Sanyo Electric Railway Co., Ltd.	22,666	110,662
T-Gaia Corp.	8,723	119,332
United Arrows Ltd.	14,400	368,510
VT Holdings Co., Ltd.	32,875	138,257
Xebio Holdings Co., Ltd.	15,055	228,660
Yellow Hat Ltd.	11,849	218,113
		5,870,535
Semiconductors & Semiconductor Equipment 0.2%
Sanken Electric Co., Ltd.	56,294	181,778
Shindengen Electric Manufacturing Co., Ltd.	36,826	145,260
Shinko Electric Industries Co., Ltd.	13,812	76,514
Tokyo Seimitsu Co., Ltd.	23,509	624,801
Ulvac, Inc.	25,125	707,829
		1,736,182
Software & Services 0.7%
Broadleaf Co., Ltd.	13,350	137,843
Dip Corp.	9,375	270,097
DTS Corp.	9,034	185,772
F@N Communications, Inc.	15,862	112,407
Fuji Soft, Inc.	11,218	303,781
GMO internet, Inc.	30,809	446,192
GMO Payment Gateway, Inc.	7,366	339,690
Gurunavi, Inc.	15,404	381,247
Ines Corp.	13,781	156,150
Information Services International-Dentsu Ltd.	2,248	41,054
Internet Initiative Japan, Inc.	14,517	267,645
Istyle, Inc.	11,333	75,929
KLab, Inc. *	15,940	103,714
Koei Tecmo Holdings Co., Ltd.	23,224	417,846
Marvelous, Inc. (b)	14,846	105,781
MTI Ltd.	10,971	66,610
NEC Networks & System Integration Corp.	11,598	189,385
NET One Systems Co., Ltd.	53,140	361,168
Nihon Unisys Ltd.	27,488	349,995
Security	Number of Shares	Value ($)
NSD Co., Ltd.	17,712	273,981
SMS Co., Ltd.	11,584	247,281
TKC Corp.	8,432	249,043
Transcosmos, Inc.	12,045	279,596
		5,362,207
Technology Hardware & Equipment 1.2%
Ai Holdings Corp.	16,707	396,213
Amano Corp.	38,541	554,072
Anritsu Corp.	67,239	370,535
Canon Electronics, Inc.	17,727	261,016
CMK Corp. *	16,984	84,399
CONEXIO Corp.	5,420	66,705
Daiwabo Holdings Co., Ltd.	81,471	173,284
Denki Kogyo Co., Ltd.	38,729	174,484
Dexerials Corp.	20,718	176,664
Eizo Corp.	9,237	231,740
Elecom Co., Ltd.	9,054	215,244
Enplas Corp.	4,822	135,054
ESPEC Corp.	5,651	75,613
Hioki EE Corp.	2,710	47,658
Hitachi Kokusai Electric, Inc.	25,177	446,899
Hitachi Maxell Ltd.	19,339	302,327
Horiba Ltd.	18,994	882,353
Hosiden Corp.	31,624	236,641
Japan Digital Laboratory Co., Ltd.	9,644	137,152
Koa Corp.	19,339	151,257
Macnica Fuji Electronics Holdings, Inc.	11,333	117,893
Mitsumi Electric Co., Ltd. *(b)	43,501	269,581
Nichicon Corp.	40,162	326,157
Nippon Chemi-Con Corp.	80,577	140,222
Nippon Signal Co., Ltd.	33,848	274,881
Nohmi Bosai Ltd.	11,598	165,389
Oki Electric Industry Co., Ltd.	394,340	526,117
Optex Co., Ltd.	6,775	142,463
Riso Kagaku Corp.	15,075	247,181
Ryosan Co., Ltd.	14,609	438,545
Siix Corp.	7,788	293,645
SMK Corp.	38,729	129,927
Tamura Corp.	38,729	148,648
Toshiba TEC Corp. *	45,332	177,059
Toyo Corp.	26,751	266,902
UKC Holdings Corp.	6,775	103,425
Wacom Co., Ltd.	65,866	206,319
		9,093,664
Transportation 0.5%
Hamakyorex Co., Ltd.	9,943	166,013
Iino Kaiun Kaisha Ltd.	66,183	238,025
Kintetsu World Express, Inc.	15,284	185,888
Konoike Transport Co., Ltd.	15,292	199,143
Maruzen Showa Unyu Co., Ltd.	60,100	209,175
Mitsui-Soko Holdings Co., Ltd.	46,470	136,577
Nippon Holdings Co., Ltd.	28,889	623,110
Nissin Corp.	71,827	199,298
Sakai Moving Service Co., Ltd.	4,296	96,814
Sankyu, Inc.	110,616	629,891
Senko Co., Ltd.	53,729	325,174
The Sumitomo Warehouse Co., Ltd.	62,003	307,512
Trancom Co., Ltd.	3,806	229,239
		3,545,859

32    See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Utilities 0.1%
Saibu Gas Co., Ltd.	193,395	456,213
Shizuoka Gas Co., Ltd.	30,050	215,857
The Okinawa Electric Power Co., Inc.	17,135	349,541
		1,021,611
		146,286,609
Netherlands 2.0%
Capital Goods 0.6%
Aalberts Industries N.V.	48,580	1,625,884
Arcadis N.V.	31,720	424,644
IMCD Group N.V.	22,126	911,538
Koninklijke BAM Groep N.V.	99,727	446,949
TKH Group N.V.	21,459	817,976
		4,226,991
Commercial & Professional Services 0.0%
Brunel International N.V.	9,114	161,041
Consumer Durables & Apparel 0.1%
Accell Group	11,333	291,192
TomTom N.V. *	55,541	509,160
		800,352
Diversified Financials 0.1%
BinckBank N.V.	17,414	99,515
Flow Traders (d)	13,581	400,834
		500,349
Energy 0.2%
Fugro N.V. CVA *	28,766	454,301
SBM Offshore N.V.	84,325	1,233,129
		1,687,430
Food, Beverage & Tobacco 0.1%
Refresco Group N.V. (d)	26,402	429,610
Wessanen	30,047	368,113
		797,723
Insurance 0.1%
Delta Lloyd N.V.	202,873	820,875
Materials 0.2%
APERAM S.A.	22,128	911,867
Corbion N.V.	31,625	861,186
		1,773,053
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Galapagos N.V. *	16,396	887,121
Real Estate 0.3%
Eurocommercial Properties N.V.	22,154	1,005,343
NSI N.V.	66,586	281,734
Vastned Retail N.V.	8,700	359,727
Wereldhave N.V.	18,797	899,583
		2,546,387
Semiconductors & Semiconductor Equipment 0.1%
ASM International N.V.	22,666	861,586
Transportation 0.1%
PostNL N.V. *	186,325	814,099
		15,877,007
Security	Number of Shares	Value ($)
New Zealand 1.0%
Energy 0.1%
Z Energy Ltd.	173,934	1,070,084
Food, Beverage & Tobacco 0.1%
a2 Milk Co., Ltd. *	332,709	461,036
Health Care Equipment & Services 0.1%
EBOS Group Ltd.	38,142	489,518
Metlifecare Ltd.	63,238	279,863
Summerset Group Holdings Ltd.	81,476	325,109
		1,094,490
Insurance 0.0%
TOWER Ltd.	113,616	111,278
Materials 0.1%
Nuplex Industries Ltd.	102,053	396,111
Real Estate 0.2%
Argosy Property Ltd.	458,784	386,103
Goodman Property Trust	680,166	666,172
Precinct Properties New Zealand Ltd.	328,075	308,234
Vital Healthcare Property Trust	76,951	127,567
		1,488,076
Retailing 0.1%
Kathmandu Holdings Ltd.	76,301	108,499
Trade Me Group Ltd.	183,456	732,035
		840,534
Telecommunication Services 0.1%
Chorus Ltd.	204,996	632,079
Transportation 0.1%
Freightways Ltd.	98,397	484,004
Mainfreight Ltd.	37,402	466,724
		950,728
Utilities 0.1%
Genesis Energy Ltd.	275,236	447,292
Infratil Ltd.	226,722	555,965
		1,003,257
		8,047,673
Norway 1.7%
Banks 0.1%
SpareBank 1 SMN	56,915	354,819
SpareBank 1 SR-Bank A.S.A.	56,100	269,702
		624,521
Capital Goods 0.1%
Kongsberg Gruppen A.S.A.	23,296	358,890
Veidekke A.S.A.	35,670	517,446
		876,336
Commercial & Professional Services 0.1%
Tomra Systems A.S.A.	67,998	758,151
Diversified Financials 0.0%
Aker A.S.A., A Shares	10,788	334,979
Energy 0.6%
Aker Solutions A.S.A. *	68,520	302,631
Det Norske Oljeselskap A.S.A. *	53,572	730,256
DNO A.S.A. *	312,799	328,696
Hoegh LNG Holdings Ltd.	22,412	233,092

See financial notes    33

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Ocean Yield A.S.A.	19,286	154,915
Petroleum Geo-Services A.S.A. *(b)	108,399	230,415
Seadrill Ltd. *(b)	170,026	420,320
Subsea 7 S.A. *	130,345	1,415,791
TGS Nopec Geophysical Co. A.S.A.	49,084	854,443
		4,670,559
Food, Beverage & Tobacco 0.3%
Austevoll Seafood A.S.A.	35,522	277,878
Bakkafrost P/F	15,307	549,621
Leroy Seafood Group A.S.A.	12,587	564,379
Salmar A.S.A.	25,431	703,376
		2,095,254
Insurance 0.1%
Storebrand A.S.A. *	235,805	995,961
Real Estate 0.1%
Entra A.S.A. (d)	27,172	290,741
Norwegian Property A.S.A.	151,042	190,136
		480,877
Retailing 0.1%
XXL A.S.A. (d)	47,132	567,883
Semiconductors & Semiconductor Equipment 0.1%
Nordic Semiconductor A.S.A. *(b)	83,472	392,287
REC Silicon A.S.A. *(b)	968,440	139,674
		531,961
Software & Services 0.1%
Atea A.S.A. *	44,489	436,031
Opera Software A.S.A. *	46,916	309,357
		745,388
Transportation 0.0%
Norwegian Air Shuttle A.S.A. *(b)	5,260	191,075
Treasure A.S.A. *	32,664	65,398
Wilh Wilhelmsen A.S.A.	33,999	80,299
		336,772
		13,018,642
Portugal 0.4%
Banks 0.0%
Banco BPI S.A. - Reg'd *	161,011	197,438
Food & Staples Retailing 0.1%
Sonae, SGPS, S.A.	488,049	406,586
Materials 0.1%
Altri, SGPS, S.A.	38,504	151,895
Semapa-Sociedade de Investimento e Gestao	19,543	254,662
The Navigator Co. S.A.	129,123	427,118
		833,675
Media 0.1%
NOS, SGPS S.A.	117,130	792,374
Transportation 0.1%
CTT-Correios de Portugal S.A.	64,327	471,132
Utilities 0.0%
REN - Redes Energeticas Nacionais, SGPS, S.A.	83,777	244,183
		2,945,388
Security	Number of Shares	Value ($)
Republic of Korea 5.2%
Automobiles & Components 0.3%
Halla Holdings Corp.	5,194	354,030
Kumho Tire Co., Inc. *	81,000	722,099
Nexen Tire Corp.	26,130	326,918
S&T Motiv Co., Ltd.	4,000	186,906
SL Corp.	6,000	90,135
Ssangyong Motor Co. *	23,000	156,565
Sungwoo Hitech Co., Ltd.	18,057	125,832
		1,962,485
Banks 0.0%
JB Financial Group Co., Ltd.	56,294	298,383
Capital Goods 0.3%
Byucksan Corp.	20,000	80,628
Dawonsys Co., Ltd.	6,000	140,448
Hanjin Heavy Industries & Construction Co., Ltd. *	27,262	104,402
Hyundai Elevator Co., Ltd. *	4,611	289,480
Hyundai Rotem Co., Ltd. *	8,000	171,839
iMarketKorea, Inc.	10,000	119,283
IS Dongseo Co., Ltd.	3,300	145,318
Kolon Corp.	1,517	75,374
Korea Electric Terminal Co., Ltd.	3,100	212,969
Kumho Industrial Co., Ltd. *	11,075	111,247
LG International Corp.	10,000	298,206
LIG Nex1 Co., Ltd.	4,817	395,728
LS Industrial Systems Co., Ltd.	6,471	247,813
S&T Dynamics Co., Ltd.	7,620	62,258
		2,454,993
Consumer Durables & Apparel 0.2%
Cuckoo Electronics Co., Ltd.	682	85,632
Fila Korea Ltd.	3,900	351,525
Handsome Co., Ltd.	6,000	205,292
Hansae Co., Ltd.	7,000	151,928
HLB, Inc. *	17,188	278,245
Hyundai Livart Furniture Co., Ltd.	4,000	83,767
LF Corp.	6,858	134,085
Youngone Corp.	14,400	432,000
Youngone Holdings Co., Ltd.	2,300	123,354
		1,845,828
Consumer Services 0.1%
Daekyo Co., Ltd.	12,000	86,960
Emerson Pacific, Inc. *	4,996	166,011
Grand Korea Leisure Co., Ltd.	12,871	301,285
Hana Tour Service, Inc.	4,000	258,296
Modetour Network, Inc.	6,000	153,901
		966,453
Diversified Financials 0.2%
Daishin Securities Co., Ltd.	17,563	161,454
Hankook Tire Worldwide Co., Ltd.	10,435	200,277
KIWOOM Securities Co., Ltd.	5,000	328,700
Meritz Financial Group, Inc.	12,000	126,457
Meritz Securities Co., Ltd.	126,000	381,955
NICE Holdings Co., Ltd.	8,972	154,898
NICE Information Service Co., Ltd.	12,514	86,307
SK Securities Co., Ltd. *	100,000	102,242
Yuanta Securities Korea Co., Ltd. *	41,845	124,972
		1,667,262

34    See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Energy 0.1%
Hankook Shell Oil Co., Ltd.	450	176,973
SK Gas Ltd.	3,222	290,414
		467,387
Food & Staples Retailing 0.1%
CJ Freshway Corp.	2,500	85,986
Hyundai Greenfood Co., Ltd.	27,000	403,184
		489,170
Food, Beverage & Tobacco 0.3%
Binggrae Co., Ltd.	3,060	151,490
Crown Confectionery Co., Ltd.	3,590	94,016
Daesang Corp.	11,535	331,567
Dongwon F&B Co., Ltd.	560	98,188
Dongwon Industries Co., Ltd.	700	182,063
Lotte Food Co., Ltd.	400	241,794
Maeil Dairy Industry Co., Ltd.	4,000	128,969
Muhak Co., Ltd.	7,847	162,922
Namyang Dairy Products Co., Ltd.	297	187,523
Samlip General Foods Co., Ltd.	1,610	266,408
Samyang Corp.	1,891	172,140
Samyang Holdings Corp.	2,710	291,659
		2,308,739
Health Care Equipment & Services 0.2%
Chabiotech Co., Ltd. *	13,147	186,298
DIO Corp. *	4,446	196,382
Huons Global Co., Ltd.	1,706	71,453
i-SENS, Inc. *	5,000	153,139
InBody Co., Ltd.	4,659	142,068
Lutronic Corp.	3,147	108,240
Medipost Co., Ltd. *	3,401	225,412
Osstem Implant Co., Ltd. *	4,810	245,461
		1,328,453
Household & Personal Products 0.2%
Coreana Cosmetics Co., Ltd.	17,331	114,400
Cosmax BTI, Inc.	1,981	80,128
Cosmax, Inc.	2,816	369,995
COSON Co., Ltd. *	5,895	83,534
It's Skin Co., Ltd.	2,144	99,605
Korea Kolmar Co., Ltd.	6,364	514,257
Korea Kolmar Holdings Co., Ltd.	2,654	93,783
Leader Cosmetics Co., Ltd. *	6,565	138,660
NUTRIBIOTECH Co., Ltd. *	2,356	124,456
		1,618,818
Insurance 0.2%
Hanwha General Insurance Co., Ltd.	32,016	184,343
KB Insurance Co., Ltd.	18,300	442,318
Korean Reinsurance Co.	43,000	460,852
Meritz Fire & Marine Insurance Co., Ltd.	26,092	363,884
Tongyang Life Insurance Co.,Ltd.	15,897	171,802
		1,623,199
Materials 0.7%
AK Holdings, Inc.	2,276	122,067
Dongkuk Steel Mill Co., Ltd. *	34,179	259,944
Foosung Co., Ltd. *	28,999	182,317
Hanil Cement Co., Ltd.	1,791	124,969
Hansol Chemical Co., Ltd.	4,571	366,090
Hansol Holdings Co., Ltd. *	15,000	90,000
Hansol Paper Co., Ltd.	5,915	115,117
Security	Number of Shares	Value ($)
Huchems Fine Chemical Corp.	10,000	176,233
KISWIRE Ltd.	3,917	131,913
Kolon Industries, Inc.	9,000	661,883
Korea PetroChemical Ind Co., Ltd.	1,560	273,525
Lock&Lock Co., Ltd.	12,300	136,789
Poongsan Corp.	10,750	302,253
Seah Besteel Corp.	5,000	108,072
SK Chemicals Co., Ltd.	9,750	577,130
SK Materials Co., Ltd.	2,929	383,266
Soulbrain Co., Ltd.	4,228	234,720
Ssangyong Cement Industrial Co., Ltd. *	20,662	326,145
Taekwang Industrial Co., Ltd.	223	166,400
Tongyang, Inc.	122,189	332,047
Young Poong Corp.	220	214,870
		5,285,750
Media 0.3%
CJ CGV Co., Ltd.	6,460	477,982
CJ E&M Corp.	9,500	592,153
CJ Hellovision Co., Ltd.	12,500	101,233
Innocean Worldwide, Inc.	6,000	373,991
KT Skylife Co., Ltd.	6,000	86,637
Loen Entertainment, Inc. *	2,494	166,863
SM Entertainment Co. *	6,550	160,372
Woongjin Thinkbig Co., Ltd. *	11,018	105,239
YG Entertainment, Inc.	4,256	121,191
		2,185,661
Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Amicogen, Inc.	3,131	167,080
Binex Co., Ltd. *	9,655	181,843
Bukwang Pharmaceutical Co., Ltd.	9,119	227,362
Caregen Co., Ltd.	1,905	204,510
Cell Biotech Co., Ltd.	2,800	129,830
Chong Kun Dang Pharmaceutical Corp.	3,380	302,533
Chongkundang Holdings Corp.	1,200	87,498
Dae Hwa Pharmaceutical Co., Ltd.	4,372	157,039
Daewoong Co., Ltd.	1,579	77,321
Daewoong Pharmaceutical Co., Ltd.	1,946	132,293
Dong-A Socio Holdings Co., Ltd.	1,200	200,179
Dong-A ST Co., Ltd.	1,700	158,565
Genexine Co., Ltd. *	4,466	185,249
Green Cross Corp.	2,800	439,462
Green Cross Holdings Corp.	14,000	379,193
Hanall Biopharma Co., Ltd. *	19,044	342,450
Hugel, Inc. *	976	366,153
Humedix Co., Ltd.	2,230	76,000
Huons Co., Ltd. *	1,829	100,062
Ilyang Pharmaceutical Co., Ltd. *	6,777	282,932
iNtRON Biotechnology, Inc. *	5,500	225,673
JW Holdings Corp.	12,859	149,925
JW Pharmaceutical Corp.	6,350	410,614
Kolon Life Science, Inc.	2,370	305,018
Komipharm International Co., Ltd. *	16,500	503,139
Kwang Dong Pharmaceutical Co., Ltd.	12,500	101,906
LG Life Sciences Ltd. *	6,100	352,870
Medy-Tox, Inc.	2,100	833,408
Naturalendo Tech Co., Ltd. *	5,386	82,843
Peptron, Inc. *	1,872	75,552
Pharmicell Co., Ltd. *	18,684	89,985

See financial notes    35

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Seegene, Inc. *	6,000	185,112
ViroMed Co., Ltd. *	6,500	689,058
		8,202,657
Real Estate 0.0%
Korea Real Estate Investment & Trust Co., Ltd.	113,994	298,020
Retailing 0.2%
CJ O Shopping Co., Ltd.	1,806	256,565
GS Home Shopping, Inc.	1,722	242,779
Hyundai Home Shopping Network Corp.	3,269	360,616
Interpark Holdings Corp.	17,914	83,385
LOTTE Himart Co., Ltd.	8,000	315,695
NS Shopping Co., Ltd. *	751	104,736
Seobu T&D *	7,384	123,839
		1,487,615
Semiconductors & Semiconductor Equipment 0.2%
Dongbu HiTek Co., Ltd. *	13,653	208,775
Eo Technics Co., Ltd.	3,490	273,253
GemVax & Kael Co., Ltd. *	12,326	187,377
Hansol Technics Co., Ltd. *	6,471	98,661
Jusung Engineering Co., Ltd. *	12,271	106,972
Koh Young Technology, Inc.	6,428	251,355
LEENO Industrial, Inc.	3,922	145,096
Seoul Semiconductor Co., Ltd.	14,380	192,163
Silicon Works Co., Ltd.	3,914	100,220
Wonik Holdings Co., Ltd. *	9,980	59,880
WONIK IPS Co., Ltd. *	10,501	219,438
		1,843,190
Software & Services 0.3%
Ahnlab, Inc.	2,877	159,203
Com2uSCorp *	5,479	507,115
Daou Technology, Inc.	16,600	313,390
DoubleUGames Co., Ltd. *	3,750	126,962
DuzonBizon Co., Ltd.	10,321	188,833
Gamevil, Inc. *	2,324	134,229
GOLFZON Co., Ltd.	2,000	117,309
Hancom, Inc.	8,000	123,767
Posco ICT Co., Ltd. *	22,300	120,200
Webzen, Inc. *	8,000	121,614
WeMade Entertainment Co., Ltd. *	3,862	69,447
		1,982,069
Technology Hardware & Equipment 0.2%
Daeduck Electronics Co.	20,000	138,296
Green Cross Cell Corp. *	3,000	81,390
Humax Co., Ltd.	8,338	100,580
KONA I Co., Ltd.	5,368	71,012
LG Innotek Co., Ltd.	8,000	591,928
Partron Co., Ltd.	15,000	142,601
SFA Engineering Corp.	4,581	218,984
		1,344,791
Transportation 0.1%
Asiana Airlines, Inc. *	38,700	186,385
Hanjin Kal Corp.	21,947	373,985
Hanjin Transportation Co., Ltd.	4,586	153,209
Pan Ocean Co., Ltd. *	117,531	387,378
		1,100,957
Security	Number of Shares	Value ($)
Utilities 0.0%
Samchully Co., Ltd.	1,700	154,753
		40,916,633
Singapore 1.7%
Capital Goods 0.1%
Sarine Technologies Ltd.	135,364	186,233
United Engineers Ltd.	209,643	346,110
		532,343
Consumer Durables & Apparel 0.0%
China Hongxing Sports Ltd. *(a)(e)	884,000	—
Consumer Services 0.1%
Accordia Golf Trust	372,165	180,232
Genting Hong Kong Ltd. *	920,283	243,875
GL Ltd.	371,147	216,504
OUE Ltd.	125,318	145,745
		786,356
Diversified Financials 0.0%
ARA Asset Management Ltd.	194,110	194,416
Energy 0.0%
Ezion Holdings Ltd. *	823,680	132,964
Food, Beverage & Tobacco 0.1%
First Resources Ltd.	251,640	332,357
Super Group Ltd.	226,722	128,928
		461,285
Health Care Equipment & Services 0.1%
Raffles Medical Group Ltd.	412,921	465,080
RHT Health Trust	310,633	233,627
		698,707
Materials 0.0%
Midas Holdings Ltd.	621,266	102,568
Media 0.0%
Asian Pay Television Trust	675,657	270,193
Real Estate 1.2%
Ascendas Hospitality Trust	453,444	239,557
Ascendas India Trust	310,633	246,163
Ascott Residence Trust	369,697	307,889
Cache Logistics Trust	408,903	274,532
Cambridge Industrial Trust	597,941	236,921
CapitaLand Retail China Trust	233,473	279,239
CDL Hospitality Trusts	332,004	337,400
Croesus Retail Trust	294,328	186,810
Far East Hospitality Trust	413,526	180,539
First Real Estate Investment Trust	233,473	225,276
Frasers Centrepoint Trust	282,054	447,031
Frasers Commercial Trust	281,448	281,892
Keppel DC REIT	248,093	222,089
Keppel REIT	836,137	653,400
Lippo Malls Indonesia Retail Trust	931,977	256,442
Mapletree Commercial Trust	779,374	892,118
Mapletree Greater China Commercial Trust	891,216	719,329
Mapletree Industrial Trust	556,301	726,577
Mapletree Logistics Trust	658,289	516,835
OUE Hospitality Trust	451,917	223,828
Parkway Life Real Estate Investment Trust	198,374	363,896

36    See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Sabana Shari'ah Compliant Industrial Real Estate Investment Trust	310,633	119,663
Soilbuild Business Space REIT	400,452	201,276
SPH REIT	340,525	239,868
Starhill Global REIT	659,923	389,799
Yoma Strategic Holdings Ltd.	566,805	241,220
		9,009,589
Software & Services 0.0%
Silverlake Axis Ltd.	361,124	177,535
Utilities 0.1%
China Everbright Water Ltd.	207,659	88,375
Keppel Infrastructure Trust	1,235,347	453,222
SIIC Environment Holdings Ltd. *	428,834	188,796
		730,393
		13,096,349
Spain 2.1%
Automobiles & Components 0.1%
Cie Automotive S.A.	23,817	451,476
Banks 0.0%
Liberbank S.A. *	150,270	125,522
Capital Goods 0.1%
Construcciones y Auxiliar de Ferrocarriles S.A.	1,098	419,759
Fomento de Construcciones y Contratas S.A. *	39,731	415,157
Obrascon Huarte Lain S.A. (b)	66,401	221,123
Sacyr S.A. (b)	121,103	227,135
		1,283,174
Commercial & Professional Services 0.1%
Applus Services S.A.	46,684	485,107
Prosegur Cia de Seguridad S.A.	99,093	663,292
		1,148,399
Consumer Services 0.1%
Melia Hotels International S.A.	34,044	423,148
NH Hotel Group S.A. *	95,816	434,330
		857,478
Diversified Financials 0.1%
Bolsas y Mercados Espanoles SHMSF S.A. (b)	34,040	1,065,139
Energy 0.1%
Tecnicas Reunidas S.A.	14,472	519,328
Food, Beverage & Tobacco 0.3%
Ebro Foods S.A.	44,760	1,000,019
Viscofan S.A.	24,488	1,336,129
		2,336,148
Insurance 0.1%
Grupo Catalana Occidente S.A.	22,338	632,671
Materials 0.1%
Ence Energia y Celulosa S.A.	87,667	221,641
Papeles y Cartones de Europa S.A.	20,211	111,762
Vidrala S.A.	7,025	426,804
		760,207
Security	Number of Shares	Value ($)
Media 0.1%
Atresmedia Corp de Medios de Comunicaion S.A.	25,881	304,680
Promotora de Informaciones S.A., Class A *	24,777	151,774
		456,454
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Almirall S.A.	33,295	506,915
Faes Farma S.A.	131,137	484,898
Pharma Mar S.A. *	87,228	282,707
		1,274,520
Real Estate 0.4%
Axiare Patrimonio SOCIMI S.A.	26,429	339,830
Hispania Activos Inmobiliarios SOCIMI S.A.	45,447	608,918
Inmobiliaria Colonial S.A.	87,980	651,814
Merlin Properties Socimi S.A.	146,632	1,701,704
		3,302,266
Software & Services 0.1%
Indra Sistemas S.A. *(b)	55,060	710,734
Telecommunication Services 0.2%
Cellnex Telecom SAU (d)	63,596	1,108,490
Euskaltel S.A. *(d)	42,310	374,626
Let's GOWEX S.A. *(a)(e)	5,361	—
		1,483,116
Transportation 0.1%
Cia de Distribucion Integral Logista Holdings S.A.	17,960	403,259
		16,809,891
Sweden 4.9%
Automobiles & Components 0.0%
Dometic Group AB *(d)	48,011	342,340
Banks 0.0%
Collector AB *	11,476	176,304
Capital Goods 0.7%
Concentric AB	18,031	242,315
Haldex AB	16,423	191,023
Indutrade AB	45,304	972,547
Lindab International AB	38,580	373,163
NCC AB, B Shares	42,612	1,060,841
Nibe Industrier AB, B Shares	97,358	870,170
Peab AB	90,048	751,284
Saab AB, Class B	16,737	569,096
Sweco AB, B Shares	31,466	606,872
		5,637,311
Commercial & Professional Services 0.3%
AF AB, B Shares	26,154	507,777
Bravida Holding AB (d)	15,611	105,579
Intrum Justitia AB	17,801	561,062
Loomis AB, B Shares	32,894	939,730
		2,114,148
Consumer Durables & Apparel 0.3%
Bonava AB, B Shares *	42,094	506,548
JM AB	22,938	581,748

See financial notes    37

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Nobia AB	26,862	243,690
Thule Group AB (d)	46,025	741,958
		2,073,944
Consumer Services 0.2%
Betsson AB *	57,347	566,388
Pandox AB	18,108	332,350
Rezidor Hotel Group AB	60,088	263,449
SkiStar AB	7,220	119,549
		1,281,736
Diversified Financials 0.3%
Avanza Bank Holding AB	15,998	585,754
Bure Equity AB	19,867	203,861
Investment AB Oresund	22,563	399,909
L E Lundbergfortagen AB, B Shares	11,905	726,719
Nordnet AB, B Shares	24,906	83,350
Ratos AB, B Shares	96,922	456,814
		2,456,407
Food & Staples Retailing 0.3%
Axfood AB	51,889	920,290
ICA Gruppen AB	48,052	1,641,161
		2,561,451
Food, Beverage & Tobacco 0.1%
AAK AB	12,778	928,263
Health Care Equipment & Services 0.3%
Attendo AB (d)	42,937	425,570
Elekta AB, B Shares	161,824	1,381,256
Lifco AB, B Shares	20,466	596,614
		2,403,440
Materials 0.6%
BillerudKorsnas AB	78,659	1,340,044
Hexpol AB	119,586	1,088,362
Holmen AB, B Shares	27,456	957,898
SSAB AB, A Shares *(b)	98,304	291,958
SSAB AB, B Shares *	260,019	624,283
		4,302,545
Media 0.1%
Modern Times Group MTG AB, B Shares	28,090	704,879
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Swedish Orphan Biovitrum AB *	71,088	838,875
Real Estate 1.1%
Atrium Ljungberg AB, B Shares	14,999	267,243
Castellum AB	132,653	2,001,574
Fabege AB	62,680	1,160,646
Fastighets AB Balder, B Shares *	45,810	1,277,738
Hemfosa Fastigheter AB	40,825	451,051
Hufvudstaden AB, A Shares	68,464	1,188,714
Kungsleden AB	80,685	623,302
Wallenstam AB, B Shares	98,962	843,541
Wihlborgs Fastigheter AB	40,708	883,852
		8,697,661
Retailing 0.1%
Bilia AB, A Shares	18,255	464,043
Clas Ohlson AB, B Shares	7,715	126,846
Mekonomen AB	10,323	207,040
		797,929
Security	Number of Shares	Value ($)
Software & Services 0.1%
NetEnt AB *	85,254	704,825
Technology Hardware & Equipment 0.2%
Fingerprint Cards AB, Class B *(b)	121,424	1,546,135
Telecommunication Services 0.1%
Com Hem Holding AB	56,155	466,872
Transportation 0.0%
SAS AB *(b)	153,430	316,668
		38,351,733
Switzerland 3.5%
Automobiles & Components 0.1%
Autoneum Holding AG	2,416	682,962
Banks 0.1%
St. Galler Kantonalbank AG - Reg'd	909	359,418
Valiant Holding AG - Reg'd	8,034	759,205
		1,118,623
Capital Goods 1.1%
AFG Arbonia-Forster Holding AG - Reg'd *	17,290	287,712
Belimo Holding AG - Reg'd	164	550,812
Bucher Industries AG - Reg'd	3,041	770,657
Burckhardt Compression Holding AG	1,453	401,865
Conzzeta AG - Reg'd	348	231,280
Daetwyler Holding AG	2,719	401,257
dorma+kaba Holding AG, B Shares - Reg'd	1,514	1,189,566
Georg Fischer AG - Reg'd	1,895	1,525,566
Huber & Suhner AG - Reg'd	6,775	427,165
Implenia AG - Reg'd	6,066	409,627
OC Oerlikon Corp. AG - Reg'd *	92,936	893,843
Rieter Holding AG - Reg'd *	2,148	438,979
Schweiter Technologies AG	431	493,925
SFS Group AG *	8,026	604,880
Zehnder Group AG - Reg'd *	4,879	193,412
		8,820,546
Consumer Durables & Apparel 0.1%
Forbo Holding AG - Reg'd *	655	900,621
Diversified Financials 0.3%
Cembra Money Bank AG *	13,485	977,870
EFG International AG *	33,070	155,833
Leonteq AG *(b)	4,304	287,357
Swissquote Group Holding S.A. Reg'd *	2,761	78,681
Vontobel Holding AG - Reg'd	7,890	381,833
VZ Holding AG	1,117	298,988
		2,180,562
Food, Beverage & Tobacco 0.1%
Bell AG - Reg’d	485	205,590
Emmi AG - Reg'd *	993	662,977
		868,567
Health Care Equipment & Services 0.0%
Ypsomed Holding AG - Reg’d *	1,210	224,131
Materials 0.0%
Schmolz + Bickenbach AG - Reg'd *	248,910	174,798
Vetropack Holding AG	76	122,677
		297,475

38    See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Media 0.0%
APG SGA S.A.	271	111,153
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Basilea Pharmaceutica - Reg'd *	1,809	127,774
COSMO Pharmaceuticals N.V. *	2,236	370,941
Siegfried Holding AG - Reg'd *	840	177,994
Tecan Group AG - Reg'd	6,256	986,901
		1,663,610
Real Estate 0.2%
Allreal Holding AG - Reg'd *	5,140	759,060
Mobimo Holding AG - Reg'd *	3,465	864,707
		1,623,767
Retailing 0.1%
Valora Holding AG - Reg'd	1,224	333,858
Semiconductors & Semiconductor Equipment 0.2%
ams AG	26,121	885,277
Meyer Burger Technology AG *(b)	41,620	163,506
U-Blox AG *	3,226	706,565
		1,755,348
Software & Services 0.2%
Temenos Group AG - Reg'd *	25,827	1,502,227
Technology Hardware & Equipment 0.3%
Ascom Holding AG - Reg'd	18,083	331,275
Kudelski S.A. *	16,924	317,793
Logitech International S.A. - Reg'd	69,494	1,457,001
		2,106,069
Telecommunication Services 0.1%
Sunrise Communications Group AG *(d)	14,649	997,423
Transportation 0.3%
Flughafen Zuerich AG - Reg’d	7,319	1,355,715
Panalpina Welttransport Holding AG - Reg'd	6,494	896,226
		2,251,941
Utilities 0.1%
BKW AG	7,256	332,319
		27,771,202
United Kingdom 14.7%
Banks 0.2%
Aldermore Group plc *	80,435	172,240
BGEO Group plc	14,677	551,300
OneSavings Bank plc	37,191	130,297
Shawbrook Group plc *(d)	51,072	154,179
The Paragon Group of Cos. plc	123,890	514,847
Virgin Money Holdings UK plc	100,319	413,214
		1,936,077
Capital Goods 1.8%
Balfour Beatty plc *	306,577	1,133,501
Bodycote plc	88,798	686,744
Carillion plc	201,121	685,388
Chemring Group plc	125,500	235,456
Diploma plc	45,850	499,013
Fenner plc	93,939	206,078
Galliford Try plc	36,821	547,347
Grafton Group plc	113,452	813,519
Interserve plc	68,930	388,419
Security	Number of Shares	Value ($)
John Laing Group plc (d)	150,268	500,871
Keller Group plc	32,722	389,561
Kier Group plc	35,412	578,811
Morgan Advanced Materials plc	160,774	601,797
Polypipe Group plc	82,544	318,161
QinetiQ Group plc	309,193	933,410
Rotork plc	431,087	1,134,270
Senior plc	198,364	613,381
SIG plc	263,649	431,972
Speedy Hire plc	241,296	120,880
Spirax-Sarco Engineering plc	36,393	2,065,753
Ultra Electronics Holdings plc	34,661	767,184
Vesuvius plc	134,833	618,067
		14,269,583
Commercial & Professional Services 1.1%
Berendsen plc	79,331	1,272,772
Cape plc	46,982	129,525
De La Rue plc	50,354	399,319
Hays plc	645,677	1,104,409
HomeServe plc	127,904	948,139
Mitie Group plc	174,719	618,755
Pagegroup plc	154,221	700,882
Regus plc	311,962	1,224,504
RPS Group plc	116,607	278,332
Serco Group plc *	537,084	900,376
Shanks Group plc	220,633	296,187
WS Atkins plc	45,332	887,601
		8,760,801
Consumer Durables & Apparel 0.3%
Bovis Homes Group plc	70,299	824,952
Crest Nicholson Holdings plc	108,765	662,532
Redrow plc	93,742	456,105
Ted Baker plc	11,309	385,541
		2,329,130
Consumer Services 1.3%
888 Holdings plc	62,124	177,373
AA plc	290,169	1,026,852
Dignity plc	25,285	890,483
Domino's Pizza Group plc	205,248	964,502
Enterprise Inns plc *	247,919	306,029
Greene King plc	142,299	1,514,247
GVC Holdings plc	130,843	1,181,562
J.D. Wetherspoon plc	40,697	473,045
Ladbrokes plc	467,910	941,907
Marston's plc	276,819	528,235
Mitchells & Butlers plc	118,510	399,051
SSP Group plc	223,194	952,661
The Restaurant Group plc	92,149	449,561
Thomas Cook Group plc *	695,639	634,110
		10,439,618
Diversified Financials 1.2%
Allied Minds plc *(b)	51,758	220,174
Brewin Dolphin Holdings plc	119,274	414,121
Close Brothers Group plc	67,430	1,201,940
IG Group Holdings plc	175,784	2,189,432
Intermediate Capital Group plc	127,564	994,069
International Personal Finance plc	123,704	439,385
Jupiter Fund Management plc	177,605	975,795
Kennedy Wilson Europe Real Estate plc	55,649	701,868

See financial notes    39

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Man Group plc	704,479	1,002,927
SVG Capital plc *	99,584	727,120
Tullett Prebon plc	128,634	642,720
		9,509,551
Energy 0.7%
Amec Foster Wheeler plc	192,692	1,365,314
Cairn Energy plc *	284,929	692,979
Genel Energy plc *	56,746	73,020
Hunting plc	68,117	414,616
Lamprell plc *	124,195	99,628
Nostrum Oil & Gas plc *	33,999	132,250
Ophir Energy plc *	396,727	383,200
Premier Oil plc *	216,064	205,867
Soco International plc	105,367	201,824
Stobart Group Ltd.	161,296	334,830
Tullow Oil plc *	430,747	1,229,281
		5,132,809
Food & Staples Retailing 0.1%
Greggs plc	47,010	638,470
Food, Beverage & Tobacco 0.3%
Britvic plc	118,533	997,433
Dairy Crest Group plc	60,925	523,844
Devro plc	60,302	187,966
Greencore Group plc	182,557	839,223
Premier Foods plc *	295,002	195,114
		2,743,580
Health Care Equipment & Services 0.6%
McCarthy & Stone plc (d)	107,976	288,913
Mediclinic International plc	182,432	2,441,876
NMC Health plc	30,109	534,327
Spire Healthcare Group plc (d)	129,220	590,307
UDG Healthcare plc	112,334	901,133
		4,756,556
Household & Personal Products 0.1%
PZ Cussons plc	133,434	585,441
Insurance 0.8%
Beazley plc	257,684	1,314,855
Chesnara plc	53,520	237,622
esure Group plc	121,416	429,350
Hastings Group Holdings Ltd. (d)	58,222	168,672
Hiscox Ltd.	134,280	1,836,046
JRP Group plc	163,432	209,766
Lancashire Holdings Ltd.	100,822	833,214
Phoenix Group Holdings	105,032	1,195,399
		6,224,924
Materials 1.1%
Acacia Mining plc	67,772	408,922
Centamin plc	534,208	1,038,983
Elementis plc	235,593	672,652
Essentra plc	127,095	858,914
Evraz plc *	223,297	374,339
Hochschild Mining plc *	116,981	368,623
Ibstock plc (d)	85,691	205,043
KAZ Minerals plc *	131,673	295,238
Lonmin plc *	130,477	328,955
Petra Diamonds Ltd.	238,964	355,222
RPC Group plc	150,956	1,718,074
Synthomer plc	126,333	602,599
Security	Number of Shares	Value ($)
Vedanta Resources plc (b)	51,958	335,483
Victrex plc	41,236	821,983
		8,385,030
Media 0.4%
Cineworld Group plc	90,876	679,606
Entertainment One Ltd.	205,477	586,666
ITE Group plc	144,260	323,555
UBM plc	183,662	1,653,726
		3,243,553
Pharmaceuticals, Biotechnology & Life Sciences 0.6%
BTG plc *	179,574	1,413,480
Dechra Pharmaceuticals plc	49,101	835,998
Genus plc	29,908	713,295
Indivior plc	297,837	1,227,182
Vectura Group plc *	340,653	584,460
		4,774,415
Real Estate 1.3%
Assura plc	737,255	564,866
Big Yellow Group plc	74,825	741,357
Countrywide plc	79,613	273,289
Daejan Holdings plc	1,493	105,004
Foxtons Group plc	128,753	200,245
Grainger plc	186,930	567,253
Great Portland Estates plc	151,002	1,339,873
Hansteen Holdings plc	303,681	460,572
Helical plc	55,936	208,423
Londonmetric Property plc	232,182	499,009
Redefine International plc	463,276	267,578
Safestore Holdings plc	90,399	440,787
Savills plc	70,285	681,186
Schroder Real Estate Investment Trust Ltd.	221,725	168,428
Shaftesbury plc	130,515	1,653,800
ST Modwen Properties plc	65,102	244,026
The Unite Group plc	112,566	923,634
Tritax Big Box REIT plc	353,231	668,495
Workspace Group plc	52,095	468,391
		10,476,216
Retailing 0.8%
AO World plc *	76,206	174,662
Card Factory plc	100,674	377,494
Debenhams plc	577,993	458,740
Dunelm Group plc	49,101	577,482
Halfords Group plc	93,755	426,944
JD Sports Fashion plc	27,366	463,069
Lookers plc	132,669	237,178
Mothercare plc *	65,535	108,576
N Brown Group plc	72,400	193,343
Ocado Group plc *(b)	193,754	772,951
Pets at Home Group plc	163,094	523,330
Poundland Group plc	93,505	274,624
SuperGroup plc	18,586	361,480
WH Smith plc	52,619	1,050,266
		6,000,139
Semiconductors & Semiconductor Equipment 0.0%
Imagination Technologies Group plc *	112,133	335,209
Software & Services 0.6%
AVEVA Group plc	29,112	726,719
Computacenter plc	28,781	272,531

40    See financial notes

Schwab International Small-Cap Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Fidessa Group plc	18,168	590,345
Moneysupermarket.com Group plc	274,579	1,037,132
Playtech plc	93,534	1,115,988
Sophos Group plc (d)	113,361	373,548
Zoopla Property Group plc (d)	105,553	412,654
		4,528,917
Technology Hardware & Equipment 0.6%
Electrocomponents plc	206,749	825,334
Laird plc	125,859	492,864
Oxford Instruments plc	27,169	273,279
Premier Farnell plc	171,384	409,642
Renishaw plc	17,287	593,641
Spectris plc	52,648	1,334,931
Spirent Communications plc	255,825	284,796
Xaar plc	37,763	248,775
		4,463,262
Telecommunication Services 0.0%
KCOM Group plc	246,800	357,981
Transportation 0.7%
BBA Aviation plc	484,272	1,528,544
Firstgroup plc *	550,914	792,964
Go-Ahead Group plc	19,631	508,815
National Express Group plc	205,539	952,140
Northgate plc	61,829	340,915
Stagecoach Group plc	213,355	635,985
Wizz Air Holdings plc *(d)	19,117	399,849
		5,159,212
Utilities 0.1%
Drax Group plc (b)	186,414	741,960
Telecom Plus plc	26,904	369,275
		1,111,235
		116,161,709
Total Common Stock
(Cost $749,977,714)		780,322,954

Preferred Stock 0.3% of net assets
Germany 0.2%
Automobiles & Components 0.1%
Schaeffler AG	22,479	347,499
Capital Goods 0.1%
Jungheinrich AG	23,790	746,660
Health Care Equipment & Services 0.0%
Draegerwerk AG & Co. KGaA	3,276	228,916
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Biotest AG	9,277	135,869
Transportation 0.0%
Sixt SE	8,067	342,269
		1,801,213
Sweden 0.1%
Real Estate 0.1%
Klovern AB	9,656	351,408
Total Preferred Stock
(Cost $2,121,597)		2,152,621

Security	Number of Shares	Value ($)
Other Investment Companies 3.0% of net assets
Switzerland 0.2%
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
BB Biotech AG - Reg'd (b)	27,153	1,344,454
United Kingdom 0.1%
Real Estate 0.1%
F&C Commercial Property Trust Ltd.	298,342	492,331
Picton Property Income Ltd.	193,315	175,963
UK Commercial Property Trust Ltd.	220,849	230,818
		899,112
United States 2.7%
Equity Fund 0.2%
iShares MSCI EAFE Small-Cap ETF	36,000	1,830,600
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (c)	393,202	393,202
Securities Lending Collateral 2.4%
Wells Fargo Government Money Market Fund, Select Class 0.32% (c)	19,029,619	19,029,619
		21,253,421
Total Other Investment Companies
(Cost $23,272,877)		23,496,987

End of Investments

At 08/31/16, the tax basis cost of the fund's investments was $784,758,836 and the unrealized appreciation and depreciation were $94,571,699 and ($73,357,973) , respectively, with a net unrealized appreciation of $21,213,726.
*	Non-income producing security.
(a)	Illiquid security. At the period end, the value of these amounted to $46,630 or 0.0% of net assets.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $17,804,955.
(c)	The rate shown is the 7-day yield.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $15,202,106 or 1.9% of net assets.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVA —	Dutch Certificate
ETF —	Exchange-traded fund
Reg'd —	Registered
REIT —	Real Estate Investment Trust

See financial notes    41

Schwab Emerging Markets Equity ETF
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
97.4%	Common Stock	1,935,853,934	1,956,478,688
2.5%	Preferred Stock	57,459,993	51,015,088
0.0%	Rights	235,192	82,033
0.4%	Other Investment Companies	8,522,262	8,522,262
100.3%	Total Investments	2,002,071,381	2,016,098,071
(0.3%)	Other Assets and Liabilities, Net		(6,224,277)
100.0%	Net Assets		2,009,873,794

Security	Number of Shares	Value ($)
Common Stock 97.4% of net assets
Brazil 7.0%
Banks 1.4%
Banco Bradesco S.A.	409,072	3,681,117
Banco do Brasil S.A.	538,610	3,865,773
Banco Santander Brasil S.A.	269,293	1,888,665
Itau Unibanco Holding S.A. ADR	1,763,978	19,544,876
		28,980,431
Capital Goods 0.2%
Embraer S.A.	439,863	1,949,173
WEG S.A.	320,052	1,635,989
		3,585,162
Consumer Services 0.2%
Estacio Participacoes S.A.	161,271	826,852
Kroton Educacional S.A.	895,546	3,821,675
		4,648,527
Diversified Financials 0.4%
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros	1,008,217	5,583,885
CETIP S.A. - Mercados Organizados	134,347	1,815,500
Grupo BTG Pactual	178,262	945,387
		8,344,772
Energy 0.8%
Cosan S.A. Industria e Comercio	71,933	836,824
Petroleo Brasileiro S.A. *	2,253,080	10,269,775
Ultrapar Participacoes S.A. ADR	234,271	5,369,491
		16,476,090
Food & Staples Retailing 0.1%
Raia Drogasil S.A.	147,720	2,726,183
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 1.4%
Ambev S.A. ADR	2,731,677	16,198,845
BRF S.A. ADR	484,176	8,100,264
JBS S.A.	420,203	1,624,262
M Dias Branco S.A.	37,453	1,401,389
		27,324,760
Household & Personal Products 0.1%
Hypermarcas S.A.	245,029	1,977,629
Natura Cosmeticos S.A.	96,397	928,855
		2,906,484
Insurance 0.2%
BB Seguridade Participacoes S.A.	371,767	3,351,168
Porto Seguro S.A.	71,280	607,262
Sul America S.A.	144,048	727,412
		4,685,842
Materials 0.7%
Companhia Siderurgica Nacional S.A. *	445,589	1,185,004
Fibria Celulose S.A.	134,050	912,376
Klabin S.A.	335,578	1,764,124
Vale S.A.	804,187	4,212,669
Vale S.A. ADR	1,173,073	5,220,175
		13,294,348
Real Estate 0.1%
BR Malls Participacoes S.A. *	361,449	1,379,269
Multiplan Empreendimentos Imobiliarios S.A.	44,550	803,300
		2,182,569
Retailing 0.2%
Lojas Americanas S.A.	118,947	513,851
Lojas Renner S.A.	378,960	3,003,508
		3,517,359
Software & Services 0.4%
Cielo S.A.	649,486	6,746,315
TOTVS S.A.	99,655	924,501
		7,670,816
Telecommunication Services 0.1%
Tim Participacoes S.A.	496,527	1,275,941
Transportation 0.2%
CCR S.A.	538,017	2,838,324
Localiza Rent a Car S.A.	95,080	1,185,192
		4,023,516
Utilities 0.5%
Centrais Eletricas Brasileiras S.A. *	169,570	1,181,400
Companhia de Saneamento Basico do Estado de Sao Paulo	213,840	1,943,459
CPFL Energia S.A. ADR	93,369	1,340,779
EDP - Energias do Brasil S.A.	183,845	812,970
Engie Brasil Energia S.A.	125,356	1,511,808
Equatorial Energia S.A.	135,634	2,121,037
Transmissora Alianca de Energia Eletrica S.A.	68,020	487,991
		9,399,444
		141,042,244

42    See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Chile 1.4%
Banks 0.3%
Banco de Chile ADR (a)	23,797	1,571,078
Banco de Credito e Inversiones	24,033	1,064,542
Banco Santander Chile ADR	97,502	2,064,117
Itau CorpBanca	131,708,610	1,136,503
		5,836,240
Energy 0.1%
Empresas COPEC S.A.	235,587	2,069,437
Food & Staples Retailing 0.1%
Cencosud S.A.	758,241	2,231,231
Food, Beverage & Tobacco 0.1%
Cia Cervecerias Unidas S.A.	99,816	1,058,016
Materials 0.2%
Empresas CMPC S.A.	733,409	1,462,324
Sociedad Quimica y Minera de Chile S.A. ADR	62,370	1,590,435
		3,052,759
Retailing 0.1%
S.A.C.I. Falabella	279,782	1,999,044
Telecommunication Services 0.0%
Empresa Nacional de Telecomunicaciones S.A. *	90,615	858,872
Transportation 0.1%
Latam Airlines Group S.A. ADR *(a)	193,475	1,571,017
Utilities 0.4%
AES Gener S.A.	1,216,110	487,963
Aguas Andinas S.A., A Shares	1,614,556	970,165
Colbun S.A.	4,736,929	996,745
Empresa Nacional de Electricidad S.A. ADR (a)	77,725	1,758,917
Endesa Americas S.A. ADR	76,782	1,038,861
Enersis Americas S.A. ADR	256,108	2,133,380
Enersis Chile S.A. ADR	252,946	1,370,967
		8,756,998
		27,433,614
China 26.1%
Automobiles & Components 0.8%
BAIC Motor Corp., Ltd. (b)	1,057,675	1,077,208
Brilliance China Automotive Holdings Ltd.	2,051,703	2,346,164
Byd Co., Ltd., H Shares *(a)	492,406	3,427,972
Dongfeng Motor Group Co., Ltd., H Shares	2,108,619	2,253,579
Geely Automobile Holdings Ltd.	3,652,763	2,929,086
Great Wall Motor Co., Ltd., H Shares	2,387,944	2,318,138
Guangzhou Automobile Group Co., Ltd., H Shares	1,445,646	1,990,460
		16,342,607
Banks 5.7%
Agricultural Bank of China Ltd., H Shares	15,422,823	6,342,709
Bank of China Ltd., H Shares	45,329,078	20,394,944
Security	Number of Shares	Value ($)
Bank of Communications Co., Ltd., H Shares	5,225,326	4,035,157
China CITIC Bank Corp., Ltd., H Shares	4,387,057	2,895,766
China Construction Bank Corp., H Shares	54,464,779	40,725,267
China Everbright Bank Co., Ltd., H Shares	1,982,768	938,119
China Merchants Bank Co., Ltd., H Shares	2,272,828	5,532,084
China Minsheng Banking Corp., Ltd., H Shares	4,057,978	4,363,108
Chongqing Rural Commercial Bank Co., Ltd., H Shares	1,816,779	1,053,986
Huishang Bank Corp., Ltd., H Shares	970,987	458,157
Industrial & Commercial Bank of China Ltd., H Shares	43,059,385	27,367,489
Shengjing Bank Co., Ltd., H Shares (b)	718,872	788,681
		114,895,467
Capital Goods 1.5%
AviChina Industry & Technology Co., Ltd., H Shares	1,541,557	1,132,804
Beijing Enterprises Holdings Ltd.	350,617	2,011,468
China Communications Construction Co., Ltd., H Shares	2,779,839	3,031,867
China Conch Venture Holdings Ltd.	768,086	1,477,403
China International Marine Containers Group Co., Ltd., H Shares	436,358	530,487
China Minsheng Financial Holding Corp., Ltd. *	4,944,273	478,062
China Railway Construction Corp., Ltd., H Shares	1,322,456	1,617,960
China Railway Group Ltd., H Shares	2,507,274	1,858,617
China State Construction International Holdings Ltd.	1,108,796	1,323,680
CIMC Enric Holdings Ltd. (a)	731,522	304,614
CITIC Ltd.	3,240,371	5,104,887
CRRC Corp., Ltd., H Shares	2,566,173	2,295,967
CSSC Offshore & Marine Engineering Group Co., Ltd., H Shares	139,468	211,088
Fosun International Ltd.	1,506,070	2,085,305
Haitian International Holdings Ltd.	332,557	669,680
Shanghai Electric Group Co., Ltd., H Shares *(e)	1,914,720	851,617
Shanghai Industrial Holdings Ltd.	398,538	1,037,866
Sinopec Engineering Group Co., Ltd., H shares	891,000	738,599
Weichai Power Co., Ltd., H Shares	728,026	918,861
Zhuzhou CRRC Times Electric Co., Ltd.	333,622	1,774,185
Zoomlion Heavy Industry Science & Technology Co., Ltd., H Shares	1,490,957	480,535
		29,935,552

See financial notes    43

Schwab Emerging Markets Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Commercial & Professional Services 0.1%
China Everbright International Ltd.	1,789,422	2,288,467
Consumer Durables & Apparel 0.4%
ANTA Sports Products Ltd.	534,708	1,447,625
Belle International Holdings Ltd.	3,372,527	2,191,322
China Dongxiang Group Co., Ltd.	1,696,009	341,093
Haier Electronics Group Co., Ltd.	804,093	1,345,554
HengTen Networks Group Ltd. *	8,290,072	374,065
Li Ning Co., Ltd. *	791,464	537,727
Shenzhou International Group Holdings Ltd.	368,421	2,419,963
		8,657,349
Diversified Financials 0.9%
China Cinda Asset Management Co., Ltd., H Shares	5,392,455	1,828,363
China Everbright Ltd.	487,899	1,012,689
China Galaxy Securities Co., Ltd., H Shares	2,284,628	2,141,263
China Huarong Asset Management Co., Ltd. *(b)	3,395,667	1,343,952
CITIC Securities Co., Ltd., H Shares	1,359,814	3,039,827
Far East Horizon Ltd.	1,397,627	1,306,320
GF Securities Co., Ltd.	938,226	2,044,158
Haitong Securities Co., Ltd., H Shares	2,118,857	3,687,700
Huatai Securities Co., Ltd., H Shares (b)	1,064,999	2,254,460
		18,658,732
Energy 2.0%
China Coal Energy Co., Ltd., H Shares *	1,742,538	833,444
China Oilfield Services Ltd., H Shares	1,204,968	946,048
China Petroleum & Chemical Corp., H Shares	15,544,909	11,282,797
China Shenhua Energy Co., Ltd., H Shares	2,020,065	3,630,348
CNOOC Ltd.	9,657,737	11,865,567
Kunlun Energy Co., Ltd.	1,782,000	1,311,789
PetroChina Co., Ltd., H Shares	12,889,241	8,607,505
Sinopec Oilfield Service Corp., H Shares *	1,108,732	208,689
Yanzhou Coal Mining Co., Ltd., H Shares	1,377,972	788,758
		39,474,945
Food, Beverage & Tobacco 0.3%
Biostime International Holdings Ltd. *(a)	113,581	288,757
China Agri-Industries Holdings Ltd. *	1,785,636	630,759
China Foods Ltd.	568,710	256,613
China Huishan Dairy Holdings Co., Ltd. (a)	2,931,405	1,126,192
China Resources Beer Holdings Co., Ltd.	1,015,370	2,343,137
Dali Foods Group Co., Ltd. (a)(b)	814,039	453,366
Security	Number of Shares	Value ($)
Qinqin Foodstuffs Group Cayman Co., Ltd. *	89,100	32,048
Tsingtao Brewery Co., Ltd., H Shares	269,518	903,403
		6,034,275
Health Care Equipment & Services 0.3%
Alibaba Health Information Technology Ltd. *	1,747,880	1,088,376
Shandong Weigao Group Medical Polymer Co., Ltd., H Shares	1,249,418	808,596
Shanghai Pharmaceuticals Holding Co., Ltd., H Shares	445,500	1,223,341
Sinopharm Group Co., Ltd., H Shares	601,167	3,080,722
		6,201,035
Household & Personal Products 0.2%
Hengan International Group Co., Ltd.	445,500	3,770,532
Insurance 2.1%
China Life Insurance Co., Ltd., H Shares	4,450,647	10,637,831
China Pacific Insurance (Group) Co., Ltd., H Shares	1,588,751	5,591,633
China Reinsurance Group Corp., H shares	3,675,176	843,370
China Taiping Insurance Holdings Co., Ltd. *	919,295	1,844,101
New China Life Insurance Co., Ltd., H Shares	493,343	2,006,636
PICC Property & Casualty Co., Ltd., H Shares	2,537,281	4,193,502
Ping An Insurance Group Co. of China Ltd., H Shares	3,043,048	15,751,233
The People's Insurance Co. Group of China Ltd., H Shares	3,950,106	1,588,852
		42,457,158
Materials 0.7%
Aluminum Corp. of China Ltd., H Shares *	2,413,981	905,622
Angang Steel Co., Ltd., H Shares *	703,267	345,434
Anhui Conch Cement Co., Ltd., H Shares	881,501	2,477,419
BBMG Corp., H Shares	2,066,658	804,629
China BlueChemical Ltd., H Shares	2,450,250	467,512
China Molybdenum Co., Ltd., H Shares	2,696,033	594,349
China National Building Material Co., Ltd., H Shares	2,077,379	937,355
China Resources Cement Holdings Ltd.	1,782,000	698,396
China Zhongwang Holdings Ltd.	1,208,668	579,656
Jiangxi Copper Co., Ltd., H Shares	896,454	1,035,515
Lee & Man Paper Manufacturing Ltd.	1,265,560	1,021,356
Nine Dragons Paper Holdings Ltd.	891,000	715,626
Shandong Chenming Paper Holdings Ltd., H Shares	460,148	404,578
Sinopec Shanghai Petrochemical Co., Ltd., H Shares	2,215,305	1,145,244

44    See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Zhaojin Mining Industry Co., Ltd., H Shares	591,215	605,182
Zijin Mining Group Co., Ltd., H Shares	3,841,435	1,277,713
		14,015,586
Media 0.1%
Alibaba Pictures Group Ltd. *	8,339,115	1,720,126
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
3SBio, Inc. *(b)	591,214	603,657
China Medical System Holdings Ltd.	734,564	1,231,100
China Traditional Chinese Medicine Holdings Co., Ltd. *	1,113,430	568,432
CSPC Pharmaceutical Group Ltd.	2,740,761	2,660,641
Luye Pharma Group Ltd. *	794,185	504,764
Shanghai Fosun Pharmaceutical Group Co., Ltd., H Shares	227,798	660,774
Sino Biopharmaceutical Ltd.	2,879,413	1,848,645
		8,078,013
Real Estate 1.7%
China Evergrande Group (a)	2,525,475	1,745,131
China Jinmao Holdings Group Ltd.	2,957,592	922,728
China Overseas Land & Investment Ltd.	2,507,514	8,291,841
China Resources Land Ltd.	1,879,438	5,294,192
China Vanke Co., Ltd., H Shares	927,557	2,379,654
Country Garden Holdings Co., Ltd.	4,774,996	2,425,434
Dalian Wanda Commercial Properties Co., Ltd., H Shares (b)	399,817	2,716,390
Fullshare Holdings Ltd.	3,052,878	1,554,629
Greentown China Holdings Ltd. *	512,725	419,077
Guangzhou R&F Properties Co., Ltd., H Shares	791,592	1,336,881
Longfor Properties Co., Ltd.	891,000	1,435,846
Renhe Commercial Holdings Co., Ltd. *	12,474,000	345,752
Shenzhen Investment Ltd.	1,809,090	867,608
Shimao Property Holdings Ltd.	891,000	1,240,571
Sino-Ocean Group Holding Ltd.	2,420,661	1,123,458
SOHO China Ltd.	1,158,358	691,423
Sunac China Holdings Ltd.	1,138,775	791,310
Yuexiu Property Co., Ltd.	6,591,679	1,002,763
		34,584,688
Retailing 0.1%
GOME Electrical Appliances Holding Ltd.	9,801,000	1,162,461
Semiconductors & Semiconductor Equipment 0.1%
GCL-Poly Energy Holdings Ltd.	7,735,443	1,096,978
Software & Services 4.3%
Kingsoft Corp., Ltd. (a)	511,766	1,046,393
Tencent Holdings Ltd.	3,205,025	83,382,092
TravelSky Technology Ltd., H Shares	744,470	1,620,093
		86,048,578
Security	Number of Shares	Value ($)
Technology Hardware & Equipment 0.3%
China Railway Signal & Communication Corp., Ltd., H shares (b)	1,097,061	818,897
Kingboard Chemical Holdings Ltd.	479,885	1,249,709
Legend Holdings Corp., H Shares (b)	248,737	602,863
Lenovo Group Ltd.	4,699,249	3,168,475
ZTE Corp., H Shares	501,713	677,855
		6,517,799
Telecommunication Services 2.4%
China Communications Services Corp., Ltd., H Shares	1,523,853	895,835
China Mobile Ltd.	3,172,390	39,180,709
China Telecom Corp., Ltd., H Shares	10,253,157	5,300,565
China Unicom (Hong Kong) Ltd.	3,412,990	3,867,623
		49,244,732
Transportation 0.7%
Air China Ltd., H Shares	1,291,459	955,681
Beijing Capital International Airport Co., Ltd., H Shares	892,103	1,006,337
CAR, Inc. *	558,163	528,894
China COSCO Holdings Co., Ltd., H Shares *	1,908,817	634,898
China Eastern Airlines Corp., Ltd., H Shares *	1,050,780	545,930
China Merchants Port Holdings Co., Ltd.	737,538	2,101,343
China Shipping Container Lines Co., Ltd., H Shares *	3,001,992	626,967
China Shipping Development Co., Ltd., H Shares	780,382	414,500
China Southern Airlines Co., Ltd., H Shares	1,042,718	618,365
COSCO SHIPPING Ports Ltd.	1,340,672	1,451,851
Guangshen Railway Co., Ltd., H shares	904,545	489,778
Jiangsu Expressway Co., Ltd., H Shares	846,081	1,188,937
Shenzhen Expressway Co., Ltd., H shares	421,240	445,311
Shenzhen International Holdings Ltd.	652,474	1,048,097
Sinotrans Ltd., H Shares	1,058,892	524,207
Zhejiang Expressway Co., Ltd., H Shares	1,128,298	1,258,230
		13,839,326
Utilities 1.0%
Beijing Enterprises Water Group Ltd.	2,382,666	1,661,807
Beijing Jingneng Clean Energy Co., Ltd., H Shares	901,908	273,244
CGN Power Co., Ltd., H Shares (b)	5,569,722	1,615,609
China Gas Holdings Ltd.	994,444	1,689,725
China Longyuan Power Group Corp., Ltd., H Shares	2,008,059	1,687,890
China Power International Development Ltd.	1,762,931	665,922

See financial notes    45

Schwab Emerging Markets Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
China Resources Gas Group Ltd.	425,093	1,424,877
China Resources Power Holdings Co., Ltd.	1,209,275	2,089,056
Datang International Power Generation Co., Ltd., H Shares	2,692,818	704,731
ENN Energy Holdings Ltd.	439,637	2,462,659
Guangdong Investment Ltd.	1,658,728	2,566,118
Huadian Fuxin Energy Corp., Ltd., H Shares	1,611,205	415,433
Huadian Power International Corp., Ltd., H Shares	960,746	429,792
Huaneng Power International, Inc., H Shares	2,410,345	1,466,700
Huaneng Renewables Corp., Ltd., H Shares	2,460,383	913,514
		20,067,077
		525,091,483
Colombia 0.6%
Banks 0.1%
Bancolombia S.A. ADR	71,280	2,799,166
Diversified Financials 0.2%
Corp. Financiera Colombiana S.A.	67,772	893,898
Grupo de Inversiones Suramericana S.A.	149,372	1,954,003
		2,847,901
Energy 0.1%
Ecopetrol S.A. ADR *	157,937	1,399,322
Food & Staples Retailing 0.0%
Almacenes Exito S.A.	141,161	697,728
Materials 0.1%
Cementos Argos S.A.	231,968	926,678
Cemex Latam Holdings S.A. *	99,792	450,007
Grupo Argos S.A.	167,564	1,118,682
		2,495,367
Utilities 0.1%
Interconexion Electrica S.A. ESP	277,403	929,748
		11,169,232
Czech Republic 0.2%
Banks 0.1%
Komercni Banka A/S	54,255	1,833,173
Moneta Money Bank A/S *(b)	155,394	503,917
		2,337,090
Utilities 0.1%
CEZ A/S	102,673	1,789,138
		4,126,228
Egypt 0.2%
Banks 0.2%
Commercial International Bank Egypt SAE GDR - Reg'd	939,923	3,949,556
Security	Number of Shares	Value ($)
Telecommunication Services 0.0%
Global Telecom Holding SAE GDR *	442,858	881,287
Orascom Telecom Media & Technology Holding SAE GDR *(b)(c)	176,826	56,744
		938,031
		4,887,587
Greece 0.4%
Banks 0.1%
Alpha Bank AE *	750,000	1,436,737
Eurobank Ergasias S.A. *	900,000	536,270
National Bank of Greece S.A. *	3,200,000	752,004
Piraeus Bank S.A. *	2,800,000	455,301
		3,180,312
Consumer Services 0.1%
OPAP S.A.	140,000	1,172,555
Energy 0.0%
Motor Oil Hellas Corinth Refineries S.A.	38,000	427,034
Materials 0.0%
Titan Cement Co. S.A.	35,000	810,810
Retailing 0.1%
FF Group *	27,000	652,546
JUMBO S.A.	60,000	731,733
		1,384,279
Telecommunication Services 0.1%
Hellenic Telecommunications Organization S.A.	135,000	1,278,027
		8,253,017
Hungary 0.3%
Banks 0.1%
OTP Bank plc	123,184	3,213,392
Energy 0.1%
MOL Hungarian Oil & Gas plc	28,694	1,788,716
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Richter Gedeon Nyrt	98,010	2,007,778
		7,009,886
India 12.6%
Automobiles & Components 1.1%
Bajaj Auto Ltd.	43,884	1,951,747
Bharat Forge Ltd.	53,740	682,322
Bosch Ltd.	4,484	1,618,164
Hero MotoCorp Ltd.	57,025	3,015,462
Mahindra & Mahindra Ltd.	197,802	4,243,129
Maruti Suzuki India Ltd.	40,924	3,088,182
Motherson Sumi Systems Ltd.	209,455	1,008,806
Tata Motors Ltd.	760,612	6,106,929
		21,714,741
Banks 2.7%
Axis Bank Ltd.	458,354	4,084,942
Bank of Baroda *	330,010	802,973
HDFC Bank Ltd.	360,933	6,958,888

46    See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Housing Development Finance Corp., Ltd.	949,489	19,926,225
ICICI Bank Ltd.	1,557,200	5,999,068
IDFC Bank Ltd.	601,671	503,564
Indiabulls Housing Finance Ltd.	204,084	2,496,426
IndusInd Bank Ltd.	159,013	2,816,503
Kotak Mahindra Bank Ltd.	333,076	4,013,126
LIC Housing Finance Ltd.	161,359	1,380,719
State Bank of India	954,663	3,599,409
Yes Bank Ltd.	91,460	1,865,664
		54,447,507
Capital Goods 0.6%
ABB India Ltd.	39,548	684,103
Ashok Leyland Ltd.	762,790	997,197
Bharat Electronics Ltd.	36,883	672,150
Bharat Heavy Electricals Ltd.	498,960	1,036,364
Crompton Greaves Ltd. *	247,346	307,659
Cummins India Ltd.	66,885	919,232
Eicher Motors Ltd.	8,453	2,871,641
Larsen & Toubro Ltd.	139,900	3,160,545
Siemens Ltd.	54,351	1,027,491
		11,676,382
Consumer Durables & Apparel 0.1%
Rajesh Exports Ltd.	70,641	463,539
Titan Co., Ltd.	185,575	1,159,670
		1,623,209
Diversified Financials 0.4%
Bajaj Finance Ltd.	9,505	1,562,797
Bajaj Holdings & Investment Ltd.	19,977	539,397
IDFC Ltd. *	588,270	555,154
Mahindra & Mahindra Financial Services Ltd.	188,001	1,000,080
Power Finance Corp., Ltd. *(e)	247,878	457,854
Power Finance Corp., Ltd.	254,646	470,355
Rural Electrification Corp., Ltd.	245,025	872,058
Shriram Transport Finance Co., Ltd.	96,105	1,775,223
		7,232,918
Energy 1.5%
Bharat Petroleum Corp., Ltd.	225,070	2,025,193
Cairn India Ltd.	296,703	882,311
Coal India Ltd.	810,930	4,038,303
Hindustan Petroleum Corp., Ltd.	44,784	814,966
Indian Oil Corp., Ltd.	347,608	2,986,616
Oil & Natural Gas Corp., Ltd.	1,286,163	4,538,156
Reliance Industries Ltd.	956,139	15,133,752
The Great Eastern Shipping Co., Ltd.	92,431	509,081
		30,928,378
Food, Beverage & Tobacco 0.5%
Britannia Industries Ltd.	18,114	936,007
ITC Ltd.	1,855,730	7,205,952
Nestle India Ltd.	16,253	1,583,691
United Spirits Ltd. *	40,160	1,387,070
		11,112,720
Household & Personal Products 0.5%
Colgate-Palmolive (India) Ltd.	47,541	673,220
Dabur India Ltd.	337,094	1,462,737
Emami Ltd.	27,345	468,217
Security	Number of Shares	Value ($)
Godrej Consumer Products Ltd.	74,451	1,686,126
Hindustan Unilever Ltd.	418,637	5,732,583
Marico Ltd.	259,375	1,128,980
		11,151,863
Insurance 0.1%
Bajaj Finserv Ltd.	23,401	1,036,849
Materials 1.0%
Ambuja Cements Ltd.	515,324	2,138,783
Asian Paints Ltd.	189,943	3,284,082
Hindalco Industries Ltd.	621,259	1,477,311
JSW Steel Ltd.	81,314	2,128,589
NMDC Ltd.	535,847	864,140
Pidilite Industries Ltd.	82,741	863,054
Shree Cement Ltd.	5,205	1,334,849
Tata Steel Ltd.	174,636	965,101
UltraTech Cement Ltd.	48,322	2,906,896
UPL Ltd.	215,651	2,057,492
Vedanta Ltd.	873,081	2,216,272
		20,236,569
Media 0.2%
Sun TV Network Ltd.	33,887	239,035
Zee Entertainment Enterprises Ltd.	390,408	3,145,067
		3,384,102
Pharmaceuticals, Biotechnology & Life Sciences 1.1%
Aurobindo Pharma Ltd.	158,666	1,873,690
Cadila Healthcare Ltd.	148,014	841,848
Cipla Ltd.	272,962	2,335,278
Divi's Laboratories Ltd.	43,729	863,545
Dr. Reddy's Laboratories Ltd.	53,496	2,468,189
Glenmark Pharmaceuticals Ltd.	80,067	1,005,590
Lupin Ltd.	134,054	2,966,923
Piramal Enterprises Ltd.	57,915	1,589,960
Sun Pharmaceutical Industries Ltd.	658,171	7,622,970
Torrent Pharmaceuticals Ltd.	22,575	550,116
Wockhardt Ltd. *	18,855	230,204
		22,348,313
Real Estate 0.0%
DLF Ltd.	353,727	817,898
Software & Services 1.9%
HCL Technologies Ltd.	332,664	3,867,337
Infosys Ltd.	1,133,696	17,535,299
Oracle Financial Services Software Ltd.	12,474	643,835
Tata Consultancy Services Ltd.	283,424	10,628,083
Tech Mahindra Ltd.	287,324	2,011,311
Wipro Ltd.	362,517	2,661,363
		37,347,228
Telecommunication Services 0.4%
Bharti Airtel Ltd.	757,550	3,751,552
Bharti Infratel Ltd.	334,693	1,752,928
Idea Cellular Ltd.	856,867	1,195,673
Reliance Communications Ltd. *	694,251	559,278
		7,259,431

See financial notes    47

Schwab Emerging Markets Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Transportation 0.1%
Adani Ports & Special Economic Zone Ltd.	506,625	1,989,205
InterGlobe Aviation Ltd. *(b)	26,508	349,350
		2,338,555
Utilities 0.4%
GAIL India Ltd.	202,415	1,160,327
NHPC Ltd.	1,310,993	551,059
NTPC Ltd.	1,256,093	2,986,902
Power Grid Corp. of India Ltd.	647,789	1,776,898
Reliance Infrastructure Ltd.	103,356	920,820
Tata Power Co., Ltd.	596,577	699,288
		8,095,294
		252,751,957
Indonesia 2.8%
Automobiles & Components 0.4%
PT Astra International Tbk	12,087,580	7,426,594
Banks 1.0%
PT Bank Central Asia Tbk	7,386,527	8,380,492
PT Bank Danamon Indonesia Tbk	1,664,612	511,995
PT Bank Mandiri (Persero) Tbk	5,582,087	4,723,628
PT Bank Negara Indonesia (Persero) Tbk	4,437,897	1,965,522
PT Bank Rakyat Indonesia (Persero) Tbk	6,305,128	5,537,485
		21,119,122
Energy 0.1%
PT Adaro Energy Tbk	7,955,304	689,680
PT Tambang Batubara Bukit Asam (Persero) Tbk	511,890	383,001
PT United Tractors Tbk	909,984	1,286,257
		2,358,938
Food, Beverage & Tobacco 0.3%
Indofood CBP Sukses Makmur Tbk PT	1,356,766	1,020,259
PT Astra Agro Lestari Tbk *	276,935	342,385
PT Charoen Pokphand Indonesia Tbk	4,169,207	1,172,344
PT Gudang Garam Tbk	301,342	1,462,980
PT Indofood Sukses Makmur Tbk	2,554,186	1,525,965
		5,523,933
Household & Personal Products 0.1%
PT Unilever Indonesia Tbk	685,709	2,359,790
Materials 0.1%
PT Indocement Tunggal Prakarsa Tbk	978,081	1,305,091
PT Semen Indonesia (Persero) Tbk	2,095,371	1,563,828
		2,868,919
Media 0.1%
PT Media Nusantara Citra Tbk	4,040,106	584,772
PT Surya Citra Media Tbk	3,357,982	767,033
		1,351,805
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
PT Kalbe Farma Tbk	11,522,535	1,559,212
Security	Number of Shares	Value ($)
Telecommunication Services 0.5%
PT Telekomunikasi Indonesia (Persero) Tbk	30,000,414	9,521,428
PT Tower Bersama Infrastructure Tbk	1,201,248	504,859
PT XL Axiata Tbk *	2,202,837	471,622
		10,497,909
Transportation 0.0%
PT Jasa Marga Persero Tbk	1,645,152	602,747
Utilities 0.1%
PT Perusahaan Gas Negara (Persero) Tbk	7,128,000	1,622,809
		57,291,778
Malaysia 4.1%
Automobiles & Components 0.0%
UMW Holdings Berhad	535,600	735,616
Banks 1.2%
Alliance Financial Group Berhad	1,014,580	988,187
AMMB Holdings Berhad	1,223,972	1,324,926
CIMB Group Holdings Berhad	3,311,824	3,919,802
Hong Leong Bank Berhad	367,407	1,184,979
Malayan Banking Berhad	3,170,300	6,113,117
Public Bank Berhad	1,866,854	9,114,464
RHB Capital Berhad	759,400	936,259
		23,581,734
Capital Goods 0.4%
Gamuda Berhad	1,460,616	1,757,565
HAP Seng Consolidated Berhad	339,134	650,589
IJM Corp. Berhad	1,799,136	1,521,646
Sime Darby Berhad	1,915,900	3,727,395
		7,657,195
Consumer Services 0.3%
Berjaya Sports Toto Berhad	543,100	448,622
Genting Berhad	1,347,900	2,592,435
Genting Malaysia Berhad	1,748,120	1,913,858
		4,954,915
Energy 0.1%
Bumi Armada Berhad *	2,144,900	394,021
Petronas Dagangan Berhad	195,700	1,129,178
SapuraKencana Petroleum Berhad *	2,720,780	1,060,000
		2,583,199
Food, Beverage & Tobacco 0.4%
British American Tobacco Malaysia Berhad	89,100	1,081,372
Felda Global Ventures Holdings Berhad	801,900	448,850
IOI Corp. Berhad	2,195,492	2,392,818
Kuala Lumpur Kepong Berhad	310,448	1,805,046
PPB Group Berhad	362,248	1,436,308
		7,164,394
Health Care Equipment & Services 0.1%
IHH Healthcare Berhad	1,782,000	2,873,698

48    See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Materials 0.2%
Lafarge Malaysia Berhad	267,300	530,579
Petronas Chemicals Group Berhad	1,712,500	2,824,960
		3,355,539
Media 0.0%
Astro Malaysia Holdings Berhad	1,249,300	908,750
Real Estate 0.1%
IOI Properties Group Berhad	904,400	561,974
KLCCP Stapled Group	272,844	516,019
SP Setia Berhad Group	809,216	696,379
UEM Sunrise Berhad	672,600	179,117
		1,953,489
Telecommunication Services 0.5%
Axiata Group Berhad	2,661,852	3,603,395
DiGi.com Berhad	2,424,700	3,001,355
Maxis Berhad	1,552,824	2,404,570
Telekom Malaysia Berhad	655,500	1,105,565
		10,114,885
Transportation 0.2%
AirAsia Berhad	1,097,600	811,935
Malaysia Airports Holdings Berhad	525,500	816,336
MISC Berhad	1,069,200	1,993,133
		3,621,404
Utilities 0.6%
Petronas Gas Berhad	486,436	2,662,774
Tenaga Nasional Berhad	1,961,874	7,130,569
YTL Corp. Berhad	3,394,912	1,406,350
YTL Power International Berhad	2,325,901	854,541
		12,054,234
		81,559,052
Mexico 4.9%
Banks 0.6%
Grupo Elektra S.A.B. de C.V.	26,730	374,401
Grupo Financiero Banorte S.A.B. de C.V., O Shares	1,388,450	7,447,500
Grupo Financiero Inbursa S.A.B. de C.V., O Shares	1,261,295	2,192,539
Grupo Financiero Santander Mexico S.A.B. de C.V., B Shares	924,210	1,757,438
		11,771,878
Capital Goods 0.2%
Alfa S.A.B. de C.V., A Shares	1,738,379	2,818,258
Grupo Carso S.A.B. de C.V., Series A1	274,572	1,114,950
		3,933,208
Consumer Services 0.1%
Alsea S.A.B. de C.V.	300,367	1,077,063
Diversified Financials 0.1%
Gentera S.A.B. de C.V.	712,800	1,377,340
Security	Number of Shares	Value ($)
Food & Staples Retailing 0.4%
Organizacion Soriana S.A.B. de C.V., B Shares *	103,444	261,725
Wal-Mart de Mexico S.A.B. de C.V.	3,386,883	7,704,009
		7,965,734
Food, Beverage & Tobacco 1.0%
Arca Continental S.A.B. de C.V.	218,305	1,355,733
Coca-Cola Femsa S.A.B. de C.V., Series L	289,725	2,150,433
Fomento Economico Mexicano S.A.B. de C.V.	1,312,514	11,980,353
Gruma S.A.B. de C.V., B Shares	89,100	1,181,704
Grupo Bimbo S.A.B. de C.V., Series A	1,247,400	3,536,187
Grupo Lala S.A.B. de C.V.	377,107	787,240
		20,991,650
Household & Personal Products 0.1%
Kimberly-Clark de Mexico S.A.B. de C.V., A Shares	455,595	1,088,961
Materials 0.9%
Alpek S.A.B. de C.V.	428,120	736,951
Cemex S.A.B. de C.V., Series CPO *	8,313,282	6,859,903
Grupo Mexico S.A.B. de C.V., Series B	2,342,836	5,843,199
Industrias CH S.A.B. de C.V., Series B *	85,240	385,977
Industrias Penoles S.A.B. de C.V.	89,100	2,057,085
Mexichem S.A.B. de C.V.	801,900	1,840,200
		17,723,315
Media 0.4%
Grupo Televisa S.A.B., Series CPO	1,588,263	8,638,804
Megacable Holdings S.A.B. de C.V., Series CPO	199,978	767,004
		9,405,808
Real Estate 0.1%
Concentradora Fibra Danhos S.A. de C.V.	207,088	379,302
Fibra Uno Administracion S.A. de C.V.	1,603,337	3,089,624
		3,468,926
Retailing 0.1%
El Puerto de Liverpool S.A.B. de C.V., Series C1	135,767	1,473,461
Telecommunication Services 0.5%
America Movil S.A.B. de C.V., Series L	16,638,760	9,929,245
Telesites S.A.B. de C.V. *	802,178	470,200
		10,399,445
Transportation 0.4%
Controladora Vuela Cia de Aviacion S.A.B. de C.V., Series A *	170,403	301,995
Grupo Aeromexico S.A.B. de C.V. *	218,359	437,326
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	121,480	743,800
Grupo Aeroportuario del Pacifico S.A.B. de C.V., B Shares	210,532	2,083,702

See financial notes    49

Schwab Emerging Markets Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Grupo Aeroportuario del Sureste S.A.B. de C.V., B Shares	136,040	2,067,412
OHL Mexico S.A.B. de C.V. *	534,600	753,080
Promotora y Operadora de Infraestructura S.A.B. de C.V.	118,948	1,423,940
		7,811,255
Utilities 0.0%
Infraestructura Energetica Nova S.A.B. de C.V.	151,630	582,773
		99,070,817
Peru 0.3%
Banks 0.2%
Credicorp Ltd.	30,646	4,801,615
Materials 0.1%
Companhia de Minas Buenaventura S.A. ADR *	134,291	1,659,837
		6,461,452
Philippines 1.9%
Banks 0.3%
Bank of the Philippine Islands	1,008,169	2,282,687
BDO Unibank, Inc.	876,184	2,149,326
Metropolitan Bank & Trust Co.	753,927	1,351,066
		5,783,079
Capital Goods 0.6%
Aboitiz Equity Ventures, Inc.	1,319,160	2,123,339
Alliance Global Group, Inc.	2,762,100	966,246
DMCI Holdings, Inc.	3,118,500	769,670
JG Summit Holdings, Inc.	1,812,778	3,034,589
LT Group, Inc.	1,960,200	715,171
SM Investments Corp.	278,605	4,065,917
		11,674,932
Consumer Services 0.1%
Bloomberry Resorts Corp. *	1,685,095	201,799
Jollibee Foods Corp.	285,120	1,499,183
		1,700,982
Diversified Financials 0.2%
Ayala Corp.	154,226	2,896,185
GT Capital Holdings, Inc.	27,190	895,733
		3,791,918
Food, Beverage & Tobacco 0.1%
Universal Robina Corp.	552,420	2,217,031
Real Estate 0.3%
Ayala Land, Inc.	2,721,430	2,248,633
Megaworld Corp.	6,795,154	686,880
SM Prime Holdings, Inc.	5,469,061	3,503,626
		6,439,139
Telecommunication Services 0.1%
Globe Telecom, Inc.	12,282	519,273
PLDT, Inc.	39,578	1,551,013
		2,070,286
Transportation 0.1%
International Container Terminal Services, Inc.	565,557	1,019,568
Security	Number of Shares	Value ($)
Utilities 0.1%
Aboitiz Power Corp.	1,012,917	989,113
Energy Development Corp.	5,201,380	639,637
Manila Electric Co.	174,748	1,166,362
		2,795,112
		37,492,047
Poland 1.4%
Banks 0.6%
Alior Bank S.A. *	52,115	710,038
Bank Handlowy w Warszawie S.A.	29,965	557,724
Bank Millennium S.A. *	374,220	553,961
Bank Pekao S.A.	90,487	3,036,399
Bank Zachodni WBK S.A.	18,993	1,558,734
mBank S.A. *	9,042	900,420
Powszechna Kasa Oszczednosci Bank Polski S.A. *	545,292	3,704,196
		11,021,472
Consumer Durables & Apparel 0.1%
CCC S.A.	14,688	683,451
LPP S.A.	891	1,025,093
		1,708,544
Energy 0.3%
Polski Koncern Naftowy Orlen S.A.	208,602	3,466,611
Polskie Gornictwo Naftowe i Gazownictwo S.A.	1,215,904	1,656,914
		5,123,525
Food & Staples Retailing 0.0%
Eurocash S.A.	46,579	512,073
Insurance 0.1%
Powszechny Zaklad Ubezpieczen S.A.	374,220	2,645,425
Materials 0.1%
Grupa Azoty S.A.	20,832	341,985
KGHM Polska Miedz S.A.	84,087	1,574,743
		1,916,728
Media 0.1%
Cyfrowy Polsat S.A. *	130,327	819,677
Software & Services 0.0%
Asseco Poland S.A.	52,306	762,388
Telecommunication Services 0.0%
Orange Polska S.A.	430,353	591,944
Utilities 0.1%
Enea S.A. *	156,816	395,313
Energa S.A.	160,380	332,130
PGE S.A.	449,681	1,326,733
Tauron Polska Energia S.A. *	515,149	366,143
		2,420,319
		27,522,095
Russia 4.3%
Banks 0.8%
Sberbank of Russia PJSC *	5,931,001	13,025,190
VTB Bank PJSC GDR - Reg’d	1,070,000	2,188,150
		15,213,340

50    See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Diversified Financials 0.1%
Moscow Exchange MICEX-RTS PJSC *	847,835	1,648,765
Energy 2.2%
Gazprom PAO *	1	2
Gazprom PAO ADR	3,500,667	14,160,198
LUKOIL PJSC *	306,086	13,645,461
NOVATEK OAO *	652,907	6,843,571
Rosneft OJSC *	513,018	2,706,313
Surgutneftegas *	4,481,253	2,139,041
Tatneft PAO *	891,435	4,334,904
		43,829,490
Food & Staples Retailing 0.3%
Magnit PJSC GDR - Reg'd	171,091	6,747,829
Materials 0.5%
ALROSA PAO *	1,533,174	1,766,813
Magnitogorsk Iron & Steel Works OJSC *	1,904,225	889,275
MMC Norilsk Nickel PJSC *	29,156	4,270,606
Novolipetsk Steel AO *	626,170	862,460
PhosAgro OAO GDR - Reg'd	48,304	647,274
Severstal PAO *	113,529	1,306,558
Uralkali PJSC *	248,737	718,318
		10,461,304
Telecommunication Services 0.2%
MegaFon PJSC GDR - Reg'd	75,500	766,325
Mobile TeleSystems PJSC *	622,041	2,276,160
Rostelecom PJSC *	682,369	858,202
Sistema JSFC *	1,696,009	589,194
		4,489,881
Transportation 0.0%
Aeroflot-Russian Airlines PJSC *	508,813	768,174
Utilities 0.2%
E.ON Russia JSC *	8,885,218	384,819
Federal Grid Co. Unified Energy System PJSC *	361,982,385	969,389
Inter RAO PJSC *	13,569,717	591,857
Rosseti PJSC *	52,992,276	759,485
RusHydro PJSC *	76,036,636	926,734
		3,632,284
		86,791,067
South Africa 8.8%
Banks 0.6%
Barclays Africa Group Ltd.	256,686	2,597,537
Capitec Bank Holdings Ltd.	31,426	1,244,255
Nedbank Group Ltd.	134,192	1,883,448
Standard Bank Group Ltd.	735,357	6,653,828
		12,379,068
Capital Goods 0.2%
Barloworld Ltd.	157,707	891,742
Reunert Ltd.	153,252	633,666
The Bidvest Group Ltd.	201,366	2,080,149
		3,605,557
Consumer Durables & Apparel 0.5%
Steinhoff International Holdings N.V.	1,562,303	9,366,927
Security	Number of Shares	Value ($)
Consumer Services 0.1%
Sun International Ltd.	71,280	455,414
Tsogo Sun Holdings Ltd.	313,150	647,406
		1,102,820
Diversified Financials 0.8%
Brait SE *	196,093	1,552,576
Coronation Fund Managers Ltd.	183,546	869,945
FirstRand Ltd.	1,814,649	5,435,012
Investec Ltd.	153,121	893,283
JSE Ltd.	62,692	664,663
PSG Group Ltd.	58,475	746,886
Remgro Ltd.	304,722	5,212,776
RMB Holdings Ltd.	394,743	1,574,771
		16,949,912
Energy 0.4%
Exxaro Resources Ltd.	81,081	414,548
Sasol Ltd.	336,166	8,456,840
		8,871,388
Food & Staples Retailing 0.6%
Bid Corp., Ltd. *	201,366	3,695,003
Clicks Group Ltd.	167,580	1,379,212
Massmart Holdings Ltd.	70,449	619,594
Pick n Pay Stores Ltd.	209,913	1,051,266
Shoprite Holdings Ltd.	258,720	3,314,410
The SPAR Group Ltd.	113,157	1,476,548
		11,536,033
Food, Beverage & Tobacco 0.3%
AVI Ltd.	249,914	1,511,630
Pioneer Foods Group Ltd.	89,295	1,031,670
Tiger Brands Ltd.	109,992	2,851,959
		5,395,259
Health Care Equipment & Services 0.2%
Life Healthcare Group Holdings Ltd.	585,468	1,531,894
Netcare Ltd.	989,901	2,209,998
		3,741,892
Insurance 0.4%
Discovery Ltd.	192,734	1,569,730
MMI Holdings Ltd.	800,194	1,226,872
Sanlam Ltd.	1,107,748	4,703,778
		7,500,380
Materials 0.8%
AECI Ltd.	67,768	474,426
African Rainbow Minerals Ltd.	67,828	402,520
Anglo American Platinum Ltd. *	35,174	944,984
AngloGold Ashanti Ltd. *	248,589	4,050,976
Gold Fields Ltd.	486,611	2,483,960
Impala Platinum Holdings Ltd. *	348,381	1,336,781
Mondi Ltd.	71,440	1,441,992
Nampak Ltd.	465,131	599,031
Northam Platinum Ltd. *	204,724	674,800
PPC Ltd.	380,857	153,749
Sappi Ltd. *	376,893	1,854,733
Sibanye Gold Ltd.	410,219	1,589,952
		16,007,904
Media 2.1%
Naspers Ltd., N Shares	257,451	42,097,376

See financial notes    51

Schwab Emerging Markets Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Aspen Pharmacare Holdings Ltd. *	198,903	4,758,267
Real Estate 0.5%
Fortress Income Fund Ltd.	383,337	887,340
Fortress Income Fund Ltd., A Shares	383,337	428,039
Growthpoint Properties Ltd.	1,660,680	2,870,101
Hyprop Investments Ltd.	161,141	1,407,916
New Europe Property Investments plc	165,231	1,835,557
Redefine Properties Ltd.	2,795,082	2,093,346
Resilient REIT Ltd.	160,807	1,289,590
		10,811,889
Retailing 0.5%
Imperial Holdings Ltd.	125,631	1,346,630
Mr Price Group Ltd.	137,405	1,722,634
The Foschini Group Ltd.	111,200	987,821
Truworths International Ltd.	305,726	1,582,221
Woolworths Holdings Ltd.	642,420	3,520,744
		9,160,050
Software & Services 0.0%
EOH Holdings Ltd.	66,961	654,176
Telecommunication Services 0.6%
MTN Group Ltd.	1,050,854	8,584,434
Telkom S.A. SOC Ltd.	196,020	809,970
Vodacom Group Ltd.	234,333	2,435,516
		11,829,920
Transportation 0.0%
Grindrod Ltd.	266,409	207,309
		175,976,127
Taiwan 14.6%
Automobiles & Components 0.1%
Cheng Shin Rubber Industry Co., Ltd.	1,093,277	2,322,272
Yulon Motor Co., Ltd.	588,192	508,844
		2,831,116
Banks 1.5%
Chang Hwa Commercial Bank Ltd.	3,356,019	1,686,973
China Development Financial Holding Corp.	9,024,308	2,280,927
CTBC Financial Holding Co., Ltd.	10,412,623	6,021,703
E.Sun Financial Holding Co., Ltd.	5,110,945	2,875,163
Far Eastern International Bank	1,547,524	464,299
First Financial Holding Co., Ltd.	5,866,902	3,013,835
Hua Nan Financial Holdings Co., Ltd.	4,936,745	2,543,792
Mega Financial Holding Co., Ltd.	6,702,901	4,562,886
SinoPac Financial Holdings Co., Ltd.	5,902,370	1,726,225
Taishin Financial Holding Co., Ltd.	5,535,523	2,093,452
Taiwan Cooperative Financial Holding Co., Ltd.	5,233,213	2,300,730
		29,569,985
Capital Goods 0.2%
Far Eastern New Century Corp.	2,800,799	2,065,480
Taiwan Glass Industry Corp. *	948,311	388,523
Security	Number of Shares	Value ($)
Teco Electric & Machinery Co., Ltd.	1,291,000	1,086,327
Walsin Lihwa Corp. *	2,358,000	757,996
		4,298,326
Commercial & Professional Services 0.0%
Taiwan Secom Co., Ltd.	150,000	426,404
Consumer Durables & Apparel 0.3%
Eclat Textile Co., Ltd.	122,069	1,546,516
Feng TAY Enterprise Co., Ltd.	199,200	947,958
Formosa Taffeta Co., Ltd.	656,000	633,662
Giant Manufacturing Co., Ltd.	162,752	1,048,921
Pou Chen Corp.	1,529,792	2,217,754
		6,394,811
Diversified Financials 0.5%
Capital Securities Corp.	1,328,789	336,694
Fubon Financial Holding Co., Ltd.	4,413,114	6,244,743
Yuanta Financial Holding Co., Ltd.	6,783,700	2,405,150
		8,986,587
Energy 0.1%
Formosa Petrochemical Corp.	926,660	2,710,139
Food & Staples Retailing 0.1%
President Chain Store Corp.	328,400	2,613,290
Food, Beverage & Tobacco 0.3%
Uni-President Enterprises Corp.	2,903,676	5,490,634
Insurance 0.4%
Cathay Financial Holding Co., Ltd.	4,688,189	5,924,785
Shin Kong Financial Holding Co., Ltd. *	4,703,308	1,031,658
		6,956,443
Materials 1.6%
Asia Cement Corp.	1,485,286	1,327,047
China Steel Corp.	7,685,956	5,328,975
Eternal Materials Co., Ltd.	561,600	608,848
Formosa Chemicals & Fibre Corp.	2,735,008	7,102,462
Formosa Plastics Corp.	2,984,560	7,364,871
Nan Ya Plastics Corp.	3,459,816	6,607,675
Taiwan Cement Corp.	1,971,246	2,252,018
Taiwan Fertilizer Co., Ltd.	483,508	638,470
YFY, Inc.	1,287,000	366,260
		31,596,626
Pharmaceuticals, Biotechnology & Life Sciences 0.1%
OBI Pharma, Inc. *	68,666	859,123
Real Estate 0.0%
Cathay Real Estate Development Co., Ltd. *	751,276	327,923
Retailing 0.1%
Hotai Motor Co., Ltd.	249,160	2,756,186
Semiconductors & Semiconductor Equipment 5.1%
Advanced Semiconductor Engineering, Inc.	3,811,524	4,684,749
Epistar Corp. *	643,828	466,682
Hermes Microvision, Inc.	38,000	1,628,717
Inotera Memories, Inc. *	1,350,000	1,144,482
MediaTek, Inc.	880,713	6,925,132
Novatek Microelectronics Corp.	329,608	1,127,069
Realtek Semiconductor Corp.	277,336	1,110,026
Siliconware Precision Industries Co., Ltd. ADR	276,930	2,038,205

52    See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,794,979	80,327,697
United Microelectronics Corp. ADR	1,528,376	2,842,779
Vanguard International Semiconductor Corp.	520,000	975,087
		103,270,625
Technology Hardware & Equipment 3.4%
Acer, Inc. *	1,782,086	800,326
Advantech Co., Ltd.	207,516	1,697,118
Asustek Computer, Inc.	440,426	3,726,836
AU Optronics Corp. ADR	551,086	2,127,192
Catcher Technology Co., Ltd.	458,224	3,292,576
Chicony Electronics Co., Ltd.	353,511	874,572
Compal Electronics, Inc.	2,676,638	1,585,881
Delta Electronics, Inc.	1,328,148	6,906,428
Foxconn Technology Co., Ltd.	661,699	1,855,981
Hon Hai Precision Industry Co., Ltd.	8,193,969	22,724,800
HTC Corp. *	468,778	1,255,768
Innolux Corp.	5,834,029	2,059,253
Inventec Corp.	2,025,145	1,503,039
Largan Precision Co., Ltd.	60,256	6,760,415
Lite-On Technology Corp.	1,322,107	2,000,004
Pegatron Corp.	1,147,657	2,774,154
Quanta Computer, Inc.	1,782,000	3,296,620
Synnex Technology International Corp.	941,956	994,486
Unimicron Technology Corp.	773,348	316,841
Wistron Corp.	1,564,468	1,148,803
		67,701,093
Telecommunication Services 0.7%
Chunghwa Telecom Co., Ltd. ADR	232,119	8,321,466
Far EasTone Telecommunications Co., Ltd.	925,280	2,154,967
Taiwan Mobile Co., Ltd.	1,003,524	3,526,353
		14,002,786
Transportation 0.1%
China Airlines Ltd.	2,009,872	583,380
Eva Airways Corp.	1,466,958	679,607
Evergreen Marine Corp., Ltd. *	1,049,380	396,860
U-Ming Marine Transport Corp.	191,576	129,808
		1,789,655
		292,581,752
Thailand 2.8%
Banks 0.6%
Bangkok Bank PCL NVDR	293,800	1,438,636
Kasikornbank PCL NVDR	725,700	4,140,508
Krung Thai Bank PCL NVDR	2,230,700	1,224,402
The Siam Commercial Bank PCL NVDR	905,600	4,185,870
TMB Bank PCL NVDR	13,066,200	853,075
		11,842,491
Capital Goods 0.1%
Berli Jucker PCL NVDR	669,550	870,412
Consumer Services 0.1%
Minor International PCL NVDR	1,358,580	1,618,969
Security	Number of Shares	Value ($)
Energy 0.5%
Banpu PCL NVDR	1,336,500	606,175
IRPC PCL NVDR	7,230,800	1,011,023
PTT Exploration & Production PCL NVDR	804,004	1,887,170
PTT PCL NVDR	504,000	5,081,423
Thai Oil PCL NVDR	490,700	1,002,933
		9,588,724
Food & Staples Retailing 0.3%
CP ALL PCL NVDR	2,776,100	4,992,336
Food, Beverage & Tobacco 0.1%
Charoen Pokphand Foods PCL NVDR	1,837,500	1,725,203
Thai Union Group PCL NVDR	1,122,000	696,884
		2,422,087
Health Care Equipment & Services 0.1%
Bangkok Dusit Medical Services PCL NVDR	2,390,100	1,622,607
Bumrungrad Hospital PCL NVDR	213,600	1,049,010
		2,671,617
Materials 0.3%
Indorama Ventures PCL NVDR	785,100	725,779
PTT Global Chemical PCL NVDR	997,014	1,756,954
The Siam Cement PCL NVDR	196,600	3,010,155
		5,492,888
Media 0.0%
BEC World PCL NVDR	692,900	448,382
Real Estate 0.1%
Central Pattana PCL NVDR	936,800	1,630,547
Land & Houses PCL NVDR	2,115,600	580,613
		2,211,160
Retailing 0.0%
Home Product Center PCL NVDR	2,188,919	689,264
Technology Hardware & Equipment 0.0%
Delta Electronics Thailand PCL NVDR	360,100	769,811
Telecommunication Services 0.3%
Advanced Info Service PCL NVDR	715,100	3,418,961
Intouch Holdings PCL NVDR	980,100	1,592,657
Total Access Communication PCL NVDR	396,600	395,277
True Corp. PCL NVDR	6,116,066	1,431,155
		6,838,050
Transportation 0.2%
Airports of Thailand PCL NVDR	250,700	2,911,453
BTS Group Holdings PCL NVDR	3,522,700	920,987
		3,832,440
Utilities 0.1%
Electricity Generating PCL NVDR	178,200	1,016,726
Glow Energy PCL NVDR	271,800	628,158
		1,644,884
		55,933,515

See financial notes    53

Schwab Emerging Markets Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Turkey 1.5%
Automobiles & Components 0.0%
Tofas Turk Otomobil Fabrikasi	79,064	581,404
Banks 0.5%
Akbank T.A.S.	1,195,169	3,158,468
Turkiye Garanti Bankasi A/S	1,313,334	3,386,414
Turkiye Halk Bankasi A/S	348,435	1,045,623
Turkiye Is Bankasi, C Shares	947,406	1,540,003
Turkiye Vakiflar Bankasi T.A.O., Class D	761,919	1,120,053
Yapi ve Kredi Bankasi A/S *	580,358	713,900
		10,964,461
Capital Goods 0.1%
Enka Insaat ve Sanayi A/S	417,634	616,762
KOC Holding A/S	413,024	1,792,176
		2,408,938
Consumer Durables & Apparel 0.1%
Arcelik A/S	132,759	949,336
Diversified Financials 0.1%
Haci Omer Sabanci Holding A/S	528,409	1,630,352
Energy 0.1%
Tupras-Turkiye Petrol Rafinerileri A/S	87,338	1,708,922
Food & Staples Retailing 0.1%
BIM Birlesik Magazalar A/S	140,044	2,399,456
Food, Beverage & Tobacco 0.1%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	167,704	1,039,968
Coca-Cola Icecek A/S	39,214	489,794
Ulker Biskuvi Sanayi A/S	79,064	556,288
		2,086,050
Materials 0.1%
Eregli Demir ve Celik Fabrikalari T.A.S.	807,975	1,215,062
Koza Altin Isletmeleri A/S *	28,389	132,682
Petkim Petrokimya Holding A/S	377,253	585,175
		1,932,919
Real Estate 0.1%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	1,489,553	1,464,837
Telecommunication Services 0.1%
Turk Telekomunikasyon A/S	285,751	576,504
Turkcell Iletisim Hizmetleri A/S *	523,017	1,755,114
		2,331,618
Transportation 0.1%
TAV Havalimanlari Holding A/S	111,739	435,764
Turk Hava Yollari Anonim Ortakligi *	327,440	570,981
		1,006,745
		29,465,038
United Arab Emirates 1.2%
Banks 0.3%
Abu Dhabi Commercial Bank PJSC	1,090,123	1,905,363
Dubai Islamic Bank PJSC	743,454	1,105,132
Security	Number of Shares	Value ($)
First Gulf Bank PJSC	690,281	2,198,766
Union National Bank PJSC	605,132	690,290
		5,899,551
Capital Goods 0.0%
Arabtec Holding PJSC *	1,431,318	568,927
Consumer Services 0.0%
Dubai Parks & Resorts PJSC *	1,884,262	841,303
Diversified Financials 0.1%
Al Waha Capital PJSC	537,006	285,089
Dubai Financial Market PJSC	1,043,605	380,722
Dubai Investments PJSC	819,760	477,604
		1,143,415
Energy 0.0%
Dana Gas PJSC *	3,566,903	553,520
Food, Beverage & Tobacco 0.0%
Agthia Group PJSC	90,403	146,442
Real Estate 0.4%
Aldar Properties PJSC	1,922,171	1,444,336
DAMAC Properties Dubai Co. PJSC	1,075,118	702,481
Deyaar Development PJSC *	1,330,263	215,487
Emaar Malls Group PJSC	1,307,988	982,834
Emaar Properties PJSC	2,148,333	4,152,668
		7,497,806
Telecommunication Services 0.3%
Emirates Telecommunications Group Co. PJSC	1,041,584	5,600,524
Transportation 0.1%
Air Arabia PJSC	1,356,766	498,662
DP World Ltd.	98,300	1,818,550
		2,317,212
		24,568,700
Total Common Stock
(Cost $1,935,853,934)		1,956,478,688

Preferred Stock 2.5% of net assets
Brazil 2.2%
Banks 1.0%
Banco Bradesco S.A.	1,647,915	14,808,711
Itausa - Investimentos Itau S.A.	2,264,627	6,022,572
		20,831,283
Energy 0.5%
Petroleo Brasileiro S.A. *	2,602,822	10,342,712
Food & Staples Retailing 0.1%
Cia Brasileira de Distribuicao	89,100	1,387,555
Materials 0.1%
Braskem S.A., A Shares	95,864	714,726
Gerdau S.A.	568,458	1,596,140
Suzano Papel e Celulose S.A., A Shares	178,200	562,076
		2,872,942
Retailing 0.1%
Lojas Americanas S.A.	400,950	2,384,275

54    See financial notes

Schwab Emerging Markets Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Telecommunication Services 0.2%
Telefonica Brasil S.A.	229,538	3,456,060
Utilities 0.2%
Centrais Eletricas Brasileiras S.A., B Shares *	94,573	833,487
Companhia Energetica de Minas Gerais	495,995	1,342,061
Companhia Energetica de Sao Paulo, B Shares	117,011	488,118
Companhia Paranaense de Energia - Copel, B Shares	73,290	746,997
		3,410,663
		44,685,490
Colombia 0.1%
Banks 0.1%
Grupo Aval Acciones y Valores S.A.	2,284,574	966,795
Diversified Financials 0.0%
Grupo de Inversiones Suramericana S.A.	66,170	855,743
		1,822,538
Russia 0.2%
Energy 0.2%
AK Transneft OAO *	750	1,777,939
Surgutneftegas OAO *	5,446,782	2,729,121
		4,507,060
Total Preferred Stock
(Cost $57,459,993)		51,015,088

Rights 0.0% of net assets
South Africa 0.0%
Materials 0.0%
PPC Ltd. *	609,618	82,033
Total Rights
(Cost $235,192)		82,033

Other Investment Companies 0.4% of net assets
United States 0.4%
Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (d)	955,527	955,527
Security	Number of Shares	Value ($)
Securities Lending Collateral 0.4%
Wells Fargo Government Money Market Fund, Select Class 0.32% (d)	7,566,735	7,566,735
Total Other Investment Companies
(Cost $8,522,262)		8,522,262

End of Investments

At 08/31/16, the tax basis cost of the fund's investments was $2,034,558,067 and the unrealized appreciation and depreciation were $199,831,355 and ($218,291,351), respectively, with a net unrealized appreciation of ($18,459,996).
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $7,168,807.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $13,185,094 or 0.7% of net assets.
(c)	Illiquid security. At the period end, the value of these amounted to $56,744 or 0.0% of net assets.
(d)	The rate shown is the 7-day yield.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

ADR —	American Depositary Receipt
GDR —	Global Depositary Receipt
NVDR —	Non-Voting Depositary Receipt
Reg'd —	Registered
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 8/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
MSCI EAFE, e-mini, Long, expires 09/16/16	80	3,551,600	(82,744)

See financial notes    55

Schwab U.S. Broad Market ETF
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	5,748,779,107	6,832,625,477
0.0%	Rights	61,021	65,114
0.5%	Other Investment Companies	35,854,544	35,854,544
100.1%	Total Investments	5,784,694,672	6,868,545,135
(0.1%)	Other Assets and Liabilities, Net		(9,565,503)
100.0%	Net Assets		6,858,979,632

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets
Automobiles & Components 1.0%
American Axle & Manufacturing Holdings, Inc. *	18,646	319,593
Autoliv, Inc.	26,640	2,828,635
BorgWarner, Inc.	68,120	2,342,647
Cooper Tire & Rubber Co.	16,308	554,309
Cooper-Standard Holding, Inc. *	3,592	355,788
Delphi Automotive plc	82,264	5,812,774
Dorman Products, Inc. *	10,480	660,974
Drew Industries, Inc.	10,604	1,080,017
Ford Motor Co.	1,156,368	14,570,237
General Motors Co.	417,749	13,334,548
Gentex Corp.	79,800	1,419,642
Gentherm, Inc. *	16,146	532,334
Harley-Davidson, Inc.	56,040	2,953,308
Johnson Controls, Inc.	198,303	8,701,536
Lear Corp.	22,128	2,573,265
Modine Manufacturing Co. *	35,314	378,213
Standard Motor Products, Inc.	6,208	278,180
Tenneco, Inc. *	16,220	905,563
Tesla Motors, Inc. *(a)	34,343	7,281,059
The Goodyear Tire & Rubber Co.	79,046	2,320,000
Thor Industries, Inc.	13,100	1,063,065
Visteon Corp.	10,540	745,178
Winnebago Industries, Inc.	15,190	365,623
		71,376,488
Banks 5.8%
1st Source Corp.	10,524	372,444
Ameris Bancorp	10,916	380,095
Associated Banc-Corp.	55,340	1,097,946
Astoria Financial Corp.	23,609	361,218
BancorpSouth, Inc.	26,470	659,103
Security	Number of Shares	Value ($)
Bank of America Corp.	3,075,381	49,636,649
Bank of Hawaii Corp.	13,100	943,724
Bank of the Ozarks, Inc.	20,960	821,213
BankUnited, Inc.	29,345	943,442
Banner Corp.	11,336	501,958
BB&T Corp.	245,001	9,432,538
Beneficial Bancorp, Inc.	25,478	384,208
Berkshire Hills Bancorp, Inc.	10,916	304,447
BNC Bancorp	14,170	348,157
Bofl Holding, Inc. *	14,489	311,514
BOK Financial Corp.	9,285	641,315
Boston Private Financial Holdings, Inc.	21,489	276,778
Brookline Bancorp, Inc.	23,610	281,903
Bryn Mawr Bank Corp.	10,624	341,774
Capital Bank Financial Corp., Class A	6,024	188,611
Capitol Federal Financial, Inc.	45,152	649,286
Cardinal Financial Corp.	13,470	361,670
Cathay General Bancorp	21,048	661,328
CenterState Banks, Inc.	21,532	387,145
Central Pacific Financial Corp.	11,024	282,104
Chemical Financial Corp.	16,283	752,763
CIT Group, Inc.	50,538	1,863,841
Citigroup, Inc.	878,173	41,923,979
Citizens Financial Group, Inc.	154,995	3,839,226
City Holding Co.	5,240	265,092
CoBiz Financial, Inc.	23,686	310,997
Columbia Banking System, Inc.	18,340	605,954
Comerica, Inc.	55,214	2,611,070
Commerce Bancshares, Inc.	27,565	1,396,994
Community Bank System, Inc.	13,120	622,544
Community Trust Bancorp, Inc.	8,562	315,595
Cullen/Frost Bankers, Inc.	16,220	1,182,438
Customers Bancorp, Inc. *	11,816	315,960
CVB Financial Corp.	26,414	469,905
Eagle Bancorp, Inc. *	8,375	433,490
East West Bancorp, Inc.	44,540	1,654,216
Enterprise Financial Services Corp.	11,412	351,490
EverBank Financial Corp.	29,208	560,502
F.N.B. Corp.	56,248	702,538
Fifth Third Bancorp	236,796	4,773,807
First BanCorp (Puerto Rico) *	42,152	206,545
First Busey Corp.	15,868	370,518
First Citizens BancShares, Inc., Class A	3,128	891,198
First Commonwealth Financial Corp.	34,235	349,539
First Financial Bancorp	35,548	774,946
First Financial Bankshares, Inc. (a)	29,073	1,064,653
First Financial Corp.	228	9,321
First Horizon National Corp.	71,016	1,092,226
First Interstate BancSystem, Inc., Class A	10,824	332,730
First Merchants Corp.	13,625	369,919
First Midwest Bancorp, Inc.	26,200	512,734
First NBC Bank Holding Co. *	8,662	113,126
First Republic Bank	42,029	3,234,552
Flagstar Bancorp, Inc. *	5,524	155,114
Flushing Financial Corp.	15,824	366,959
Fulton Financial Corp.	63,200	913,872
German American Bancorp, Inc.	868	31,994

See financial notes    1

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Glacier Bancorp, Inc.	18,975	568,112
Great Southern Bancorp, Inc.	352	14,816
Great Western Bancorp, Inc.	19,709	674,836
Hancock Holding Co.	23,580	769,415
Hanmi Financial Corp.	11,336	297,343
Heartland Financial USA, Inc.	8,362	303,708
Hilltop Holdings, Inc. *	19,200	434,688
Home BancShares, Inc.	41,920	980,928
Hope Bancorp, Inc.	39,813	684,784
Huntington Bancshares, Inc.	324,224	3,245,482
IBERIABANK Corp.	10,985	755,438
Independent Bank Corp.	16,300	863,574
International Bancshares Corp.	28,856	855,580
Investors Bancorp, Inc.	98,079	1,201,468
JPMorgan Chase & Co.	1,096,213	73,994,377
KeyCorp	320,607	4,026,824
Lakeland Bancorp, Inc.	3,240	44,226
Lakeland Financial Corp.	9,006	322,775
LegacyTexas Financial Group, Inc.	13,905	421,739
LendingTree, Inc. *	2,854	276,838
M&T Bank Corp.	47,207	5,586,004
MainSource Financial Group, Inc.	15,190	366,535
MB Financial, Inc.	15,761	617,516
Meridian Bancorp, Inc.	22,832	356,636
MGIC Investment Corp. *	98,111	793,718
National Bank Holdings Corp., Class A	3,925	93,965
Nationstar Mortgage Holdings, Inc. *	20,153	320,030
New York Community Bancorp, Inc.	145,375	2,196,616
NMI Holdings, Inc., Class A *	36,656	291,049
Northfield Bancorp, Inc.	16,011	254,415
Northwest Bancshares, Inc.	39,300	609,936
Opus Bank	8,934	311,975
Oritani Financial Corp.	18,340	294,724
PacWest Bancorp	34,829	1,508,444
Park National Corp.	6,810	651,377
People's United Financial, Inc.	137,352	2,231,970
PHH Corp. *	15,908	243,392
Pinnacle Financial Partners, Inc.	8,318	471,547
Popular, Inc.	28,830	1,133,307
PrivateBancorp, Inc.	23,580	1,083,501
Prosperity Bancshares, Inc.	16,041	889,794
Provident Financial Services, Inc.	20,960	452,107
Radian Group, Inc.	62,890	862,222
Regions Financial Corp.	398,970	3,977,731
S&T Bancorp, Inc.	7,919	227,671
Sandy Spring Bancorp, Inc.	5,646	178,018
ServisFirst Bancshares, Inc.	7,108	372,530
Signature Bank *	14,000	1,708,140
Simmons First National Corp., Class A	14,579	731,720
South State Corp.	6,336	481,473
Southside Bancshares, Inc.	14,126	464,039
State Bank Financial Corp.	8,119	187,224
Sterling Bancorp	34,854	622,144
Stock Yards Bancorp, Inc.	6,093	194,428
SunTrust Banks, Inc.	152,516	6,721,380
SVB Financial Group *	14,000	1,554,840
Synovus Financial Corp.	39,801	1,316,617
Talmer Bancorp, Inc., Class A	18,878	439,102
TCF Financial Corp.	52,648	771,293
Security	Number of Shares	Value ($)
Texas Capital Bancshares, Inc. *	10,728	563,435
TFS Financial Corp.	36,680	665,375
The First of Long Island Corp.	10,752	352,666
The PNC Financial Services Group, Inc.	149,978	13,513,018
Tompkins Financial Corp.	5,708	421,992
Towne Bank	16,224	385,969
TrustCo Bank Corp.	26,330	187,996
Trustmark Corp.	20,960	594,426
U.S. Bancorp	486,172	21,464,494
UMB Financial Corp.	10,480	637,184
Umpqua Holdings Corp.	58,683	963,575
United Bankshares, Inc.	18,723	737,686
United Financial Bancorp, Inc.	16,012	224,008
Valley National Bancorp	68,277	658,873
Walker & Dunlop, Inc. *	13,089	346,859
Washington Federal, Inc.	31,440	833,160
Washington Trust Bancorp, Inc.	8,062	339,813
Webster Financial Corp.	26,539	1,025,202
Wells Fargo & Co.	1,380,874	70,148,399
WesBanco, Inc.	16,610	543,645
Western Alliance Bancorp *	26,314	1,005,721
Wintrust Financial Corp.	13,100	728,098
WSFS Financial Corp.	9,006	350,333
Zions Bancorp	60,928	1,863,788
		397,174,713
Capital Goods 7.4%
3M Co.	182,016	32,624,548
A.O. Smith Corp.	20,960	2,022,221
AAON, Inc.	11,901	336,798
AAR Corp.	10,480	257,913
Actuant Corp., Class A	23,580	561,911
Acuity Brands, Inc.	13,100	3,604,072
Advanced Drainage Systems, Inc. (a)	9,662	223,482
AECOM *	40,368	1,244,545
Aegion Corp. *	10,700	198,164
Aerojet Rocketdyne Holdings, Inc. *	16,038	288,203
Aerovironment, Inc. *	12,512	309,547
AGCO Corp.	20,066	974,004
Air Lease Corp.	24,689	725,363
Aircastle Ltd.	23,580	510,507
Alamo Group, Inc.	5,856	379,586
Albany International Corp., Class A	8,158	345,328
Allegion plc	26,732	1,903,853
Allison Transmission Holdings, Inc.	47,836	1,326,971
Altra Industrial Motion Corp.	5,846	164,857
American Railcar Industries, Inc. (a)	2,973	123,261
American Woodmark Corp. *	4,054	352,698
AMETEK, Inc.	70,740	3,448,575
Apogee Enterprises, Inc.	16,553	801,165
Applied Industrial Technologies, Inc.	12,673	602,221
Armstrong Flooring, Inc. *	6,520	134,442
Armstrong World Industries, Inc. *	13,267	576,716
Astec Industries, Inc.	5,376	316,055
Astronics Corp. *	3,973	178,030
AZZ, Inc.	5,612	372,805
B/E Aerospace, Inc.	27,234	1,376,679
Babcock & Wilcox Enterprises, Inc. *	16,725	273,454

2    See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Barnes Group, Inc.	13,284	549,161
Beacon Roofing Supply, Inc. *	19,808	910,772
BMC Stock Holdings, Inc. *	15,828	315,610
Briggs & Stratton Corp.	13,341	253,612
Builders FirstSource, Inc. *	26,430	363,148
BWX Technologies, Inc.	34,060	1,321,869
Carlisle Cos., Inc.	18,340	1,923,132
Caterpillar, Inc.	179,217	14,686,833
Chart Industries, Inc. *	14,680	442,162
CIRCOR International, Inc.	5,240	309,474
CLARCOR, Inc.	22,076	1,445,316
Comfort Systems USA, Inc.	10,792	306,385
Continental Building Products, Inc. *	24,110	535,483
Crane Co.	15,720	1,011,110
CSW Industrials, Inc. *	8,434	272,249
Cubic Corp.	6,011	281,435
Cummins, Inc.	46,283	5,813,608
Curtiss-Wright Corp.	13,100	1,177,690
Deere & Co.	93,434	7,899,845
DigitalGlobe, Inc. *	18,989	514,412
Donaldson Co., Inc.	41,363	1,553,181
Douglas Dynamics, Inc.	14,370	460,990
Dover Corp.	47,888	3,471,880
Dycom Industries, Inc. *	8,341	676,622
Eaton Corp. plc	136,277	9,067,872
EMCOR Group, Inc.	18,340	1,050,148
Emerson Electric Co.	197,131	10,384,861
Encore Wire Corp.	5,711	221,130
EnerSys	13,294	935,632
Engility Holdings, Inc. *	1,304	39,120
EnPro Industries, Inc.	5,392	290,629
ESCO Technologies, Inc.	10,480	472,858
Esterline Technologies Corp. *	10,480	806,436
Fastenal Co.	87,989	3,793,206
Federal Signal Corp.	18,386	241,040
Flowserve Corp.	42,003	2,031,685
Fluor Corp.	40,595	2,106,880
Fortive Corp.	88,801	4,677,149
Fortune Brands Home & Security, Inc.	45,040	2,862,742
Franklin Electric Co., Inc.	11,724	448,443
GATX Corp.	15,720	689,322
Generac Holdings, Inc. *	18,634	695,048
General Cable Corp.	18,510	298,566
General Dynamics Corp.	90,363	13,755,056
General Electric Co.	2,752,255	85,980,446
Gibraltar Industries, Inc. *	4,648	177,368
Global Brass & Copper Holdings, Inc.	480	13,474
Graco, Inc.	18,340	1,351,108
Granite Construction, Inc.	14,660	703,680
Great Lakes Dredge & Dock Corp. *	16,138	62,293
Griffon Corp.	13,165	225,385
H&E Equipment Services, Inc.	10,578	168,508
Harsco Corp.	28,820	286,759
HD Supply Holdings, Inc. *	55,040	1,987,494
HEICO Corp.	15,970	1,085,321
HEICO Corp., Class A	10,552	600,198
Herc Holdings, Inc. *	7,139	241,370
Hexcel Corp.	26,656	1,195,522
Hillenbrand, Inc.	20,960	673,864
Security	Number of Shares	Value ($)
Honeywell International, Inc.	228,990	26,725,423
Hubbell, Inc.	14,818	1,604,938
Huntington Ingalls Industries, Inc.	13,242	2,187,181
Hyster-Yale Materials Handling, Inc.	3,278	169,571
IDEX Corp.	23,580	2,203,315
Illinois Tool Works, Inc.	94,675	11,252,124
Ingersoll-Rand plc	74,037	5,033,776
ITT, Inc.	26,200	947,916
Jacobs Engineering Group, Inc. *	36,680	1,932,669
John Bean Technologies Corp.	7,919	543,877
Joy Global, Inc.	45,393	1,238,321
Kaman Corp.	8,414	377,704
KBR, Inc.	42,472	623,489
KLX, Inc. *	13,617	508,459
L-3 Communications Holdings, Inc.	22,030	3,278,505
Lennox International, Inc.	13,242	2,132,889
Lincoln Electric Holdings, Inc.	16,562	1,052,681
Lindsay Corp. (a)	2,841	204,438
Lockheed Martin Corp.	78,985	19,190,985
Lydall, Inc. *	1,704	81,860
Manitowoc Foodservice, Inc. *	44,540	718,430
Masco Corp.	99,050	3,514,294
Masonite International Corp. *	10,061	671,371
MasTec, Inc. *	20,267	596,863
Meritor, Inc. *	29,344	327,186
Moog, Inc., Class A *	10,764	634,968
MRC Global, Inc. *	29,518	433,029
MSC Industrial Direct Co., Inc., Class A	13,100	956,824
Mueller Industries, Inc.	32,542	1,124,651
Mueller Water Products, Inc., Class A	44,541	538,501
MYR Group, Inc. *	11,216	325,264
Navistar International Corp. *	37,892	532,004
Nordson Corp.	15,720	1,552,036
Northrop Grumman Corp.	53,979	11,447,326
NOW, Inc. *	38,492	794,475
Orbital ATK, Inc.	18,908	1,426,230
Oshkosh Corp.	23,643	1,275,067
Owens Corning	39,449	2,166,539
PACCAR, Inc.	104,800	6,271,232
Parker-Hannifin Corp.	40,984	5,021,769
Pentair plc	55,554	3,558,234
PGT, Inc. *	22,332	265,974
Primoris Services Corp.	13,498	259,432
Proto Labs, Inc. *	10,138	554,751
Quanex Building Products Corp.	10,524	203,429
Quanta Services, Inc. *	44,845	1,153,862
Raven Industries, Inc.	21,424	525,745
Raytheon Co.	90,010	12,613,101
RBC Bearings, Inc. *	7,860	621,647
Regal Beloit Corp.	13,100	803,423
Rexnord Corp. *	55,829	1,234,379
Rockwell Automation, Inc.	38,564	4,470,724
Rockwell Collins, Inc.	39,694	3,321,991
Roper Technologies, Inc.	28,820	5,116,991
Rush Enterprises, Inc., Class A *	8,249	196,161
Sensata Technologies Holding N.V. *	47,901	1,824,070
Simpson Manufacturing Co., Inc.	11,014	483,294
Snap-on, Inc.	18,020	2,762,286

See financial notes    3

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Spirit AeroSystems Holdings, Inc., Class A *	37,431	1,715,088
SPX Corp. *	11,414	216,181
Standex International Corp.	2,620	220,578
Stanley Black & Decker, Inc.	46,936	5,808,330
Sun Hydraulics Corp.	5,711	176,013
TASER International, Inc. *	13,990	378,849
Teledyne Technologies, Inc. *	10,527	1,127,863
Tennant Co.	7,860	508,778
Textainer Group Holdings Ltd. (a)	17,424	154,899
Textron, Inc.	81,220	3,317,837
The Boeing Co.	178,776	23,142,553
The Gorman-Rupp Co.	1,580	42,913
The Greenbrier Cos., Inc. (a)	15,221	515,840
The Manitowoc Co., Inc.	44,540	218,246
The Middleby Corp. *	15,819	2,027,205
The Timken Co.	23,580	798,655
The Toro Co.	16,014	1,555,760
Thermon Group Holdings, Inc. *	13,970	263,055
TransDigm Group, Inc. *	15,229	4,343,158
Trex Co., Inc. *	11,672	722,964
TriMas Corp. *	11,099	212,879
Triton International Ltd.	19,378	294,933
Tutor Perini Corp. *	11,088	257,131
United Rentals, Inc. *	29,258	2,408,226
United Technologies Corp.	235,390	25,052,558
Univar, Inc. *	13,470	278,694
Universal Forest Products, Inc.	5,312	579,805
USG Corp. *	24,056	659,856
Valmont Industries, Inc.	6,387	833,312
W.W. Grainger, Inc.	16,593	3,827,341
Wabash National Corp. *	18,611	259,623
WABCO Holdings, Inc. *	14,784	1,578,340
Wabtec Corp.	26,400	2,022,504
Watsco, Inc.	7,860	1,162,180
Watts Water Technologies, Inc., Class A	7,954	512,238
Wesco Aircraft Holdings, Inc. *	13,376	183,786
WESCO International, Inc. *	13,100	814,296
Woodward, Inc.	15,720	985,958
Xylem, Inc.	52,400	2,665,064
		506,105,729
Commercial & Professional Services 1.1%
ABM Industries, Inc.	16,724	642,703
ACCO Brands Corp. *	32,648	326,480
Brady Corp., Class A	13,100	438,719
CEB, Inc.	8,250	496,650
Cintas Corp.	25,494	2,995,800
Clean Harbors, Inc. *	15,720	751,416
Copart, Inc. *	31,880	1,626,518
Covanta Holding Corp.	39,300	585,177
Deluxe Corp.	15,720	1,071,632
Equifax, Inc.	36,680	4,838,092
Essendant, Inc.	15,720	304,496
Exponent, Inc.	5,812	293,099
FTI Consulting, Inc. *	10,952	485,064
G&K Services, Inc., Class A	7,860	765,014
GP Strategies Corp. *	12,112	289,477
Healthcare Services Group, Inc.	20,960	846,155
Herman Miller, Inc.	15,976	576,254
Security	Number of Shares	Value ($)
HNI Corp.	15,720	877,805
Huron Consulting Group, Inc. *	6,640	417,390
ICF International, Inc. *	5,446	227,915
IHS Markit Ltd. *	83,533	3,117,452
Insperity, Inc.	7,869	515,813
KAR Auction Services, Inc.	40,278	1,702,954
Kelly Services, Inc., Class A	8,319	159,059
Kforce, Inc.	10,592	204,955
Knoll, Inc.	13,277	351,309
Korn/Ferry International	29,344	699,561
ManpowerGroup, Inc.	23,580	1,685,027
Matthews International Corp., Class A	10,480	644,625
McGrath RentCorp	5,642	180,375
Multi-Color Corp.	4,254	284,295
Navigant Consulting, Inc. *	15,772	309,762
Nielsen Holdings plc	107,831	5,745,236
On Assignment, Inc. *	14,225	536,425
Pitney Bowes, Inc.	60,260	1,130,478
R.R. Donnelley & Sons Co.	91,602	1,566,394
Republic Services, Inc.	73,927	3,734,792
Resources Connection, Inc.	21,324	321,779
Robert Half International, Inc.	37,057	1,420,395
Rollins, Inc.	31,674	902,709
RPX Corp. *	30,576	320,131
SP Plus Corp. *	13,490	337,250
Steelcase, Inc., Class A	21,406	319,806
Stericycle, Inc. *	26,200	2,252,676
Team, Inc. *	7,860	249,712
Tetra Tech, Inc.	16,320	576,096
The Brink's Co.	15,720	573,780
The Dun & Bradstreet Corp.	11,074	1,524,336
TransUnion *	17,568	579,568
TriNet Group, Inc. *	23,802	499,842
TrueBlue, Inc. *	15,720	343,482
Tyco International plc	123,708	5,403,565
UniFirst Corp.	5,240	672,764
US Ecology, Inc.	6,402	287,194
Verisk Analytics, Inc. *	46,300	3,845,215
Viad Corp.	11,412	408,093
WageWorks, Inc. *	15,176	937,725
Waste Management, Inc.	124,918	7,987,257
West Corp.	32,255	755,735
		71,943,478
Consumer Durables & Apparel 1.6%
Brunswick Corp.	26,200	1,204,938
CalAtlantic Group, Inc.	30,222	1,102,801
Callaway Golf Co.	36,002	411,143
Carter's, Inc.	16,334	1,556,467
Cavco Industries, Inc. *	2,764	289,032
Coach, Inc.	79,370	3,030,347
Columbia Sportswear Co.	10,480	588,662
Crocs, Inc. *	28,871	249,445
D.R. Horton, Inc.	92,257	2,957,759
Deckers Outdoor Corp. *	8,560	559,396
Ethan Allen Interiors, Inc.	5,812	194,470
G-III Apparel Group Ltd. *	13,229	417,640
Garmin Ltd.	34,060	1,671,665
GoPro, Inc., Class A *(a)	33,256	487,200
Hanesbrands, Inc.	115,280	3,059,531

4    See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Harman International Industries, Inc.	20,960	1,775,102
Hasbro, Inc.	34,060	2,784,064
Helen of Troy Ltd. *	7,138	644,847
Iconix Brand Group, Inc. *	24,086	202,322
iRobot Corp. *	5,851	233,221
Kate Spade & Co. *	31,681	591,167
KB Home	28,110	441,327
La-Z-Boy, Inc.	16,254	433,494
Leggett & Platt, Inc.	39,641	2,080,360
Lennar Corp., B Shares	6,708	254,837
Lennar Corp., Class A	51,564	2,438,977
LGI Homes, Inc. *(a)	8,086	310,664
Libbey, Inc.	8,292	147,017
lululemon athletica, Inc. *	29,645	2,268,139
M.D.C Holdings, Inc.	22,324	582,880
M/I Homes, Inc. *	11,816	273,422
Mattel, Inc.	102,844	3,407,222
Michael Kors Holdings Ltd. *	58,396	2,858,484
Mohawk Industries, Inc. *	18,504	3,937,281
Movado Group, Inc.	5,512	125,122
NACCO Industries, Inc., Class A	2,620	174,335
Newell Brands, Inc.	136,533	7,247,172
NIKE, Inc., Class B	401,173	23,123,612
NVR, Inc. *	1,048	1,767,766
Oxford Industries, Inc.	5,242	327,153
Polaris Industries, Inc. (a)	18,454	1,598,855
PulteGroup, Inc.	99,560	2,127,597
PVH Corp.	23,963	2,582,253
Ralph Lauren Corp.	18,340	1,900,391
Skechers U.S.A., Inc., Class A *	42,588	1,035,314
Smith & Wesson Holding Corp. *	19,172	539,692
Steven Madden Ltd. *	18,903	663,306
Sturm Ruger & Co., Inc.	5,462	334,766
Taylor Morrison Home Corp., Class A *	8,650	152,586
Tempur Sealy International, Inc. *	16,996	1,332,826
Toll Brothers, Inc. *	48,285	1,501,181
TopBuild Corp. *	11,820	403,298
TRI Pointe Group, Inc. *	34,937	473,746
Tupperware Brands Corp.	13,828	906,149
Under Armour, Inc., Class A *(a)	52,444	2,078,356
Under Armour, Inc., Class C *	52,795	1,882,142
Unifi, Inc. *	11,028	287,059
Universal Electronics, Inc. *	2,963	219,351
VF Corp.	100,814	6,255,509
Vista Outdoor, Inc. *	16,520	657,826
WCI Communities, Inc. *	12,016	226,141
Whirlpool Corp.	22,860	4,083,710
William Lyon Homes, Class A *	12,216	210,726
Wolverine World Wide, Inc.	31,440	751,730
		108,414,993
Consumer Services 2.1%
Apollo Education Group, Inc. *	50,382	446,888
Aramark	70,175	2,661,738
Belmond Ltd., Class A *	26,200	292,654
BJ's Restaurants, Inc. *	6,216	246,900
Bloomin' Brands, Inc.	44,582	871,132
Bob Evans Farms, Inc.	7,995	327,795
Boyd Gaming Corp. *	13,847	270,017
Security	Number of Shares	Value ($)
Bright Horizons Family Solutions, Inc. *	11,200	763,392
Brinker International, Inc.	14,321	769,181
Buffalo Wild Wings, Inc. *	6,954	1,127,939
Capella Education Co.	6,008	353,991
Carnival Corp.	134,729	6,440,046
Carriage Services, Inc.	780	18,283
Chipotle Mexican Grill, Inc. *	8,787	3,635,446
Choice Hotels International, Inc.	11,599	562,436
Churchill Downs, Inc.	3,337	498,481
Chuy's Holdings, Inc. *	9,562	289,537
ClubCorp Holdings, Inc.	21,848	313,519
Cracker Barrel Old Country Store, Inc. (a)	7,860	1,195,585
Darden Restaurants, Inc.	34,044	2,098,472
Dave & Buster's Entertainment, Inc. *	6,808	316,232
Denny's Corp. *	26,430	276,193
Diamond Resorts International, Inc. *(a)	22,324	674,408
DineEquity, Inc.	5,775	450,392
Domino's Pizza, Inc.	15,870	2,373,676
Dunkin' Brands Group, Inc.	29,521	1,445,053
Fiesta Restaurant Group, Inc. *	12,512	316,053
Graham Holdings Co., Class B	1,012	496,234
Grand Canyon Education, Inc. *	13,304	552,515
H&R Block, Inc.	73,744	1,597,295
Hilton Worldwide Holdings, Inc.	156,044	3,724,770
Houghton Mifflin Harcourt Co. *	30,188	481,499
Hyatt Hotels Corp., Class A *	9,092	486,240
International Speedway Corp., Class A	8,002	266,387
Interval Leisure Group, Inc.	33,326	579,872
Jack in the Box, Inc.	11,036	1,097,641
K12, Inc. *	19,246	229,990
Las Vegas Sands Corp.	102,199	5,131,412
LifeLock, Inc. *	33,148	551,583
Marriott International, Inc., Class A	58,896	4,201,052
Marriott Vacations Worldwide Corp.	8,062	621,580
McDonald's Corp.	262,695	30,383,304
MGM Resorts International *	142,341	3,400,526
Norwegian Cruise Line Holdings Ltd. *	47,261	1,696,197
Panera Bread Co., Class A *	7,974	1,731,554
Papa John's International, Inc.	10,736	803,375
Penn National Gaming, Inc. *	18,540	262,897
Pinnacle Entertainment, Inc. *	16,319	196,481
Popeyes Louisiana Kitchen, Inc. *	13,216	720,668
Red Robin Gourmet Burgers, Inc. *	6,148	308,998
Regis Corp. *	15,976	200,818
Royal Caribbean Cruises Ltd.	48,790	3,469,457
Ruth's Hospitality Group, Inc.	18,678	279,423
Scientific Games Corp., Class A *(a)	24,780	204,435
Service Corp. International	60,695	1,604,776
ServiceMaster Global Holdings, Inc. *	42,296	1,578,064
Six Flags Entertainment Corp.	25,212	1,229,589
Sonic Corp.	18,340	526,175
Sotheby's	18,436	730,987
Starbucks Corp.	435,854	24,508,070

See financial notes    5

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Starwood Hotels & Resorts Worldwide, Inc.	46,628	3,611,805
Strayer Education, Inc. *	5,708	277,865
Texas Roadhouse, Inc.	18,340	811,912
The Cheesecake Factory, Inc.	13,542	696,194
The Wendy's Co.	77,584	790,581
Vail Resorts, Inc.	10,480	1,660,346
Weight Watchers International, Inc. *(a)	13,490	141,780
Wyndham Worldwide Corp.	35,338	2,501,577
Wynn Resorts Ltd.	22,697	2,027,296
Yum! Brands, Inc.	126,715	11,494,318
Zoe's Kitchen, Inc. *	9,226	251,224
		147,154,201
Diversified Financials 4.8%
Affiliated Managers Group, Inc. *	15,720	2,233,026
AG Mortgage Investment Trust, Inc.	18,878	298,650
Ally Financial, Inc.	123,567	2,476,283
American Capital Agency Corp.	110,556	2,134,836
American Capital Mortgage Investment Corp.	18,490	315,347
American Express Co.	247,867	16,255,118
Ameriprise Financial, Inc.	51,381	5,193,591
Annaly Capital Management, Inc.	291,281	3,119,620
Anworth Mortgage Asset Corp.	42,656	208,588
Apollo Commercial Real Estate Finance, Inc.	32,728	533,466
Apollo Residential Mortgage, Inc.	22,232	303,244
ARMOUR Residential REIT, Inc.	21,124	469,798
Berkshire Hathaway, Inc., Class B *	558,790	84,092,307
BGC Partners, Inc., Class A	34,578	303,249
BlackRock, Inc.	36,817	13,725,746
Blackstone Mortgage Trust, Inc., Class A	27,021	805,766
Capital One Financial Corp.	158,356	11,338,290
Capstead Mortgage Corp.	31,440	311,885
Cash America International, Inc.	8,003	348,371
CBOE Holdings, Inc.	24,106	1,655,841
Chimera Investment Corp.	56,211	926,919
CME Group, Inc.	100,642	10,904,561
Cohen & Steers, Inc.	7,860	331,142
Colony Capital, Inc., Class A	37,148	686,124
Cowen Group, Inc., Class A *	60,842	228,158
Credit Acceptance Corp. *(a)	2,620	523,083
CYS Investments, Inc.	45,477	400,652
Diamond Hill Investment Group, Inc.	1,300	246,155
Discover Financial Services	126,532	7,591,920
E*TRADE Financial Corp. *	81,668	2,154,402
Eaton Vance Corp.	34,060	1,363,422
Encore Capital Group, Inc. *(a)	5,512	118,839
Evercore Partners, Inc., Class A	11,450	586,698
FactSet Research Systems, Inc.	13,100	2,332,193
Federated Investors, Inc., Class B	30,947	999,588
Financial Engines, Inc.	22,334	714,018
First Cash Financial Services, Inc.	14,490	749,423
FNFV Group *	26,234	338,156
Franklin Resources, Inc.	113,146	4,129,829
Green Dot Corp., Class A *	21,332	494,902
Greenhill & Co., Inc.	5,834	133,832
Security	Number of Shares	Value ($)
Interactive Brokers Group, Inc., Class A	26,565	953,152
Intercontinental Exchange, Inc.	34,572	9,749,995
INTL FCStone, Inc. *	2,004	72,184
Invesco Ltd.	124,208	3,874,048
Invesco Mortgage Capital, Inc.	42,104	662,717
Investment Technology Group, Inc.	11,024	169,549
iStar, Inc. *	20,984	226,837
Janus Capital Group, Inc.	52,400	779,188
KCG Holdings, Inc., Class A *	27,152	392,346
Ladder Capital Corp., Class A	21,369	283,780
Lazard Ltd., Class A	39,364	1,457,649
Legg Mason, Inc.	29,813	1,031,232
LendingClub Corp. *	68,313	369,573
Leucadia National Corp.	103,065	1,973,695
MarketAxess Holdings, Inc.	11,940	2,012,368
MFA Financial, Inc.	102,180	788,830
Moelis & Co., Class A	11,316	304,966
Moody's Corp.	50,560	5,495,366
Morgan Stanley	442,360	14,182,062
Morningstar, Inc.	5,554	461,371
MSCI, Inc.	28,787	2,594,284
Nasdaq, Inc.	34,148	2,431,679
Navient Corp.	100,904	1,451,000
Nelnet, Inc., Class A	7,936	280,934
New Residential Investment Corp.	67,099	962,871
New York Mortgage Trust, Inc.	23,619	142,659
Northern Trust Corp.	62,880	4,438,699
NorthStar Asset Management Group, Inc.	52,749	655,670
OneMain Holdings, Inc. *	30,636	950,022
PennyMac Mortgage Investment Trust	25,024	381,366
Piper Jaffray Cos. *	8,265	366,801
PJT Partners, Inc., Class A (a)	13,590	335,265
Raymond James Financial, Inc.	34,724	2,019,895
Redwood Trust, Inc.	28,820	426,536
Resource Capital Corp.	8,062	106,983
S&P Global, Inc.	81,220	10,033,919
Santander Consumer USA Holdings, Inc. *	56,725	713,600
SEI Investments Co.	37,268	1,718,055
SLM Corp. *	126,584	938,620
Starwood Property Trust, Inc.	68,499	1,568,627
State Street Corp.	121,328	8,522,079
Stifel Financial Corp. *	16,395	645,143
Synchrony Financial	243,003	6,762,773
T. Rowe Price Group, Inc.	73,360	5,101,454
TD Ameritrade Holding Corp.	77,444	2,545,197
The Bank of New York Mellon Corp.	325,472	13,562,418
The Charles Schwab Corp. (b)	366,815	11,540,000
The Goldman Sachs Group, Inc.	116,235	19,697,183
Two Harbors Investment Corp.	100,144	891,282
Virtus Investment Partners, Inc.	1,092	99,590
Voya Financial, Inc.	65,681	1,920,512
Western Asset Mortgage Capital Corp.	11,596	122,686
Westwood Holdings Group, Inc.	5,876	294,094
WisdomTree Investments, Inc. (a)	76,138	799,449
		332,339,291

6    See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Energy 6.4%
Anadarko Petroleum Corp.	155,244	8,300,897
Antero Resources Corp. *	42,246	1,079,808
Apache Corp.	113,263	5,629,171
Archrock, Inc.	80,842	890,879
Atwood Oceanics, Inc. (a)	53,120	419,648
Baker Hughes, Inc.	132,216	6,495,772
Bristow Group, Inc.	33,256	379,451
Cabot Oil & Gas Corp.	143,126	3,525,193
California Resources Corp.	6,986	69,371
Carrizo Oil & Gas, Inc. *	22,577	864,473
Cheniere Energy, Inc. *	66,096	2,835,518
Chesapeake Energy Corp. *	126,392	802,589
Chevron Corp.	564,658	56,793,302
Cimarex Energy Co.	33,426	4,418,249
Cobalt International Energy, Inc. *	207,002	248,402
Concho Resources, Inc. *	39,807	5,143,064
ConocoPhillips	367,935	15,103,732
CONSOL Energy, Inc.	76,066	1,387,444
Continental Resources, Inc. *	26,478	1,269,885
Core Laboratories N.V.	13,120	1,466,554
CVR Energy, Inc.	5,240	76,452
Denbury Resources, Inc. *	182,382	561,737
Devon Energy Corp.	162,807	7,054,427
Diamond Offshore Drilling, Inc.	24,484	452,219
Diamondback Energy, Inc. *	18,704	1,781,556
Dril-Quip, Inc. *	11,427	634,998
Energen Corp.	34,565	1,987,487
EOG Resources, Inc.	166,176	14,704,914
EQT Corp.	53,735	3,842,052
Exterran Corp. *	8,940	126,322
Exxon Mobil Corp.	1,240,919	108,133,682
Fairmount Santrol Holdings, Inc. *(a)	47,584	353,549
FMC Technologies, Inc. *	68,308	1,926,286
Forum Energy Technologies, Inc. *	32,100	563,997
Frank's International N.V. (a)	4,578	52,601
Green Plains, Inc.	20,246	491,573
Gulfport Energy Corp. *	32,225	921,635
Halliburton Co.	258,891	11,134,902
Helix Energy Solutions Group, Inc. *	50,926	381,945
Helmerich & Payne, Inc.	30,020	1,815,009
Hess Corp.	81,911	4,447,767
HollyFrontier Corp.	49,095	1,270,579
Hornbeck Offshore Services, Inc. *	14,810	81,011
Kinder Morgan, Inc.	534,534	11,679,568
Kosmos Energy Ltd. *	82,418	511,816
Laredo Petroleum, Inc. *	41,315	507,348
Marathon Oil Corp.	277,456	4,167,389
Marathon Petroleum Corp.	154,806	6,580,803
Matador Resources Co. *	21,165	485,737
Matrix Service Co. *	14,490	267,920
McDermott International, Inc. *	49,304	257,860
Memorial Resource Development Corp. *	16,648	239,731
Murphy Oil Corp.	47,696	1,274,437
Nabors Industries Ltd.	125,708	1,249,538
National Oilwell Varco, Inc.	111,442	3,737,765
Natural Gas Services Group, Inc. *	6,844	161,792
Newfield Exploration Co. *	60,433	2,620,375
Newpark Resources, Inc. *	77,202	545,046
Security	Number of Shares	Value ($)
Noble Energy, Inc.	125,866	4,339,860
Oasis Petroleum, Inc. *	60,663	575,085
Occidental Petroleum Corp.	226,251	17,387,389
Oil States International, Inc. *	11,652	361,445
ONEOK, Inc.	58,740	2,754,319
Parsley Energy, Inc., Class A *	34,515	1,168,333
Patterson-UTI Energy, Inc.	50,682	987,792
PBF Energy, Inc., Class A	26,292	575,795
PDC Energy, Inc. *	10,480	695,872
Phillips 66	141,323	11,086,789
Pioneer Natural Resources Co.	49,060	8,784,193
QEP Resources, Inc.	58,640	1,120,024
Range Resources Corp.	47,160	1,818,961
Rice Energy, Inc. *	41,589	1,093,791
Rowan Cos. plc, Class A	48,728	607,151
RPC, Inc. *	24,356	373,377
RSP Permian, Inc. *	22,704	886,591
Sanchez Energy Corp. *(a)	40,970	351,932
Schlumberger Ltd.	418,475	33,059,525
SEACOR Holdings, Inc. *	5,240	308,007
SemGroup Corp., Class A	25,557	794,823
SM Energy Co.	21,644	819,875
Southwestern Energy Co. *	154,909	2,154,784
Spectra Energy Corp.	197,430	7,032,457
Superior Energy Services, Inc.	57,716	971,360
Synergy Resources Corp. *	78,332	513,075
Targa Resources Corp.	49,172	2,142,916
Tesco Corp.	9,130	62,175
Tesoro Corp.	34,658	2,613,906
TETRA Technologies, Inc. *	46,118	279,014
The Williams Cos., Inc.	216,785	6,056,973
Transocean Ltd. *(a)	82,077	796,147
Unit Corp. *	26,180	447,416
US Silica Holdings, Inc.	21,024	825,192
Valero Energy Corp.	140,017	7,749,941
Weatherford International plc *	317,848	1,738,629
Whiting Petroleum Corp. *	84,210	613,891
World Fuel Services Corp.	20,960	934,397
WPX Energy, Inc. *	103,318	1,239,816
		440,330,245
Food & Staples Retailing 1.9%
Casey's General Stores, Inc.	12,692	1,666,586
Costco Wholesale Corp.	131,482	21,311,917
CVS Health Corp.	319,817	29,870,908
Ingles Markets, Inc., Class A	6,208	234,849
PriceSmart, Inc.	8,718	728,215
Rite Aid Corp. *	305,631	2,301,401
Smart & Final Stores, Inc. *	1,532	19,579
SpartanNash Co.	7,236	231,697
Sprouts Farmers Market, Inc. *	42,187	950,473
SUPERVALU, Inc. *	134,691	738,107
Sysco Corp.	162,666	8,435,859
The Andersons, Inc.	8,260	305,207
The Kroger Co.	288,488	9,228,731
United Natural Foods, Inc. *	14,100	642,960
Wal-Mart Stores, Inc.	456,208	32,591,499
Walgreens Boots Alliance, Inc.	258,599	20,871,525
Weis Markets, Inc.	5,240	266,926
Whole Foods Market, Inc.	97,420	2,959,620
		133,356,059

See financial notes    7

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 5.1%
Altria Group, Inc.	591,516	39,093,292
Archer-Daniels-Midland Co.	180,875	7,915,090
B&G Foods, Inc.	15,720	746,386
Blue Buffalo Pet Products, Inc. *	27,515	709,337
Brown-Forman Corp., Class A	16,004	828,047
Brown-Forman Corp., Class B	59,986	2,912,320
Bunge Ltd.	41,920	2,678,688
Cal-Maine Foods, Inc. (a)	5,946	273,159
Calavo Growers, Inc.	6,308	371,857
Campbell Soup Co.	50,368	3,058,345
Coca-Cola Bottling Co. Consolidated	1,500	225,450
ConAgra Foods, Inc.	126,180	5,881,250
Constellation Brands, Inc., Class A	52,369	8,591,134
Darling Ingredients, Inc. *	80,551	1,134,158
Dean Foods Co.	26,353	453,535
Dr. Pepper Snapple Group, Inc.	55,871	5,235,113
Flowers Foods, Inc.	65,983	983,806
Fresh Del Monte Produce, Inc.	13,100	762,027
General Mills, Inc.	176,455	12,496,543
Hormel Foods Corp.	83,840	3,207,718
Ingredion, Inc.	20,024	2,742,487
J&J Snack Foods Corp.	3,619	441,518
Kellogg Co.	73,886	6,074,168
Lancaster Colony Corp.	5,252	706,552
McCormick & Co., Inc. Non-Voting Shares	33,124	3,377,323
Mead Johnson Nutrition Co.	57,952	4,929,977
Molson Coors Brewing Co., Class B	54,316	5,557,613
Mondelez International, Inc., Class A	469,336	21,129,507
Monster Beverage Corp. *	44,639	6,869,496
PepsiCo, Inc.	431,076	46,017,363
Philip Morris International, Inc.	466,672	46,634,533
Pilgrim's Pride Corp.	23,957	552,928
Pinnacle Foods, Inc.	43,285	2,192,385
Post Holdings, Inc. *	17,483	1,482,209
Reynolds American, Inc.	247,920	12,289,394
Sanderson Farms, Inc.	5,908	568,527
Seaboard Corp. *	76	245,860
Snyder's-Lance, Inc.	22,938	810,629
The Boston Beer Co., Inc., Class A *	2,620	478,543
The Coca-Cola Co.	1,167,913	50,722,462
The Hain Celestial Group, Inc. *	29,199	1,073,063
The Hershey Co.	44,540	4,449,101
The J.M. Smucker Co.	34,327	4,867,225
The Kraft Heinz Co.	177,786	15,910,069
The WhiteWave Foods Co. *	49,816	2,761,301
Tootsie Roll Industries, Inc. (a)	8,523	324,641
TreeHouse Foods, Inc. *	18,417	1,744,642
Tyson Foods, Inc., Class A	86,780	6,557,965
Vector Group Ltd.	26,852	599,068
		349,667,804
Health Care Equipment & Services 5.4%
Abaxis, Inc.	11,607	581,975
Abbott Laboratories	433,428	18,212,645
ABIOMED, Inc. *	13,281	1,566,361
Acadia Healthcare Co., Inc. *	20,091	1,028,458
Security	Number of Shares	Value ($)
Accuray, Inc. *	48,472	258,356
Aceto Corp.	11,216	226,451
Adeptus Health, Inc., Class A *(a)	5,962	253,743
Aetna, Inc.	103,067	12,071,207
Air Methods Corp. *	14,890	523,830
Alere, Inc. *	23,580	922,685
Align Technology, Inc. *	23,222	2,157,324
Allscripts Healthcare Solutions, Inc. *	55,020	710,308
Amedisys, Inc. *	13,880	668,044
AmerisourceBergen Corp.	56,395	4,904,673
AMN Healthcare Services, Inc. *	19,340	700,688
Amsurg Corp. *	18,377	1,193,035
Analogic Corp.	2,824	251,336
Anthem, Inc.	77,248	9,662,180
athenahealth, Inc. *	10,480	1,283,066
Atrion Corp.	600	271,146
Baxter International, Inc.	159,820	7,468,389
Becton Dickinson & Co.	62,322	11,044,082
Boston Scientific Corp. *	391,691	9,330,080
Brookdale Senior Living, Inc. *	50,161	863,271
C.R. Bard, Inc.	21,321	4,708,530
Cantel Medical Corp.	11,033	834,205
Capital Senior Living Corp. *	14,270	245,301
Cardinal Health, Inc.	97,234	7,746,633
Cardiovascular Systems, Inc. *	17,928	438,698
Centene Corp. *	50,511	3,449,396
Cerner Corp. *	87,142	5,624,145
Chemed Corp.	5,287	713,375
Cigna Corp.	76,376	9,795,986
Community Health Systems, Inc. *	67,465	720,526
Computer Programs & Systems, Inc.	2,817	72,735
CONMED Corp.	7,897	322,198
Cynosure, Inc., Class A *	11,668	607,786
Danaher Corp.	178,490	14,530,871
DaVita HealthCare Partners, Inc. *	46,073	2,977,698
DENTSPLY SIRONA, Inc.	70,314	4,321,498
DexCom, Inc. *	27,158	2,473,822
Edwards Lifesciences Corp. *	64,064	7,377,610
Endologix, Inc. *	15,841	192,627
Envision Healthcare Holdings, Inc. *	53,033	1,138,088
Express Scripts Holding Co. *	198,922	14,461,629
GenMark Diagnostics, Inc. *	30,094	256,401
Globus Medical, Inc., Class A *	43,359	1,007,230
Haemonetics Corp. *	15,720	584,155
Halyard Health, Inc. *	13,399	488,394
HCA Holdings, Inc. *	94,287	7,123,383
HealthEquity, Inc. *	14,410	469,190
HealthSouth Corp.	26,200	1,066,602
HealthStream, Inc. *	10,972	291,745
Healthways, Inc. *	390	9,754
Henry Schein, Inc. *	24,122	3,950,942
Hill-Rom Holdings, Inc.	18,340	1,087,745
HMS Holdings Corp. *	30,094	656,350
Hologic, Inc. *	71,519	2,747,760
Humana, Inc.	45,020	8,045,524
ICU Medical, Inc. *	2,774	346,112
IDEXX Laboratories, Inc. *	26,812	3,021,176
IMS Health Holdings, Inc. *	51,195	1,526,635
Inogen, Inc. *	5,608	325,376
Inovalon Holdings, Inc., Class A *(a)	13,870	217,759

8    See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Insulet Corp. *	20,246	857,013
Integer Holdings Corp. *	12,002	290,448
Integra LifeSciences Holdings Corp. *	7,874	680,471
Intuitive Surgical, Inc. *	11,072	7,600,042
Invacare Corp.	5,934	70,437
K2M Group Holdings, Inc. *	14,470	230,362
Kindred Healthcare, Inc.	26,200	289,248
Laboratory Corp. of America Holdings *	29,114	3,986,580
LHC Group, Inc. *	6,208	220,756
LifePoint Health, Inc. *	11,064	626,222
LivaNova plc *	14,068	844,361
Magellan Health, Inc. *	10,480	598,618
Masimo Corp. *	15,720	929,681
McKesson Corp.	68,120	12,576,314
Medidata Solutions, Inc. *	14,704	795,486
MEDNAX, Inc. *	26,800	1,762,636
Medtronic plc	418,068	36,384,458
Meridian Bioscience, Inc.	18,340	356,713
Merit Medical Systems, Inc. *	13,100	317,544
Molina Healthcare, Inc. *	11,628	625,703
National HealthCare Corp.	2,673	173,692
Natus Medical, Inc. *	8,417	327,505
Neogen Corp. *	11,070	653,794
Nevro Corp. *	6,408	605,107
NuVasive, Inc. *	19,343	1,266,386
NxStage Medical, Inc. *	32,314	738,698
Omnicell, Inc. *	20,231	760,281
Orthofix International N.V. *	8,362	377,210
Owens & Minor, Inc.	18,340	630,346
Patterson Cos., Inc.	23,774	1,093,604
PharMerica Corp. *	13,665	345,178
Quality Systems, Inc.	22,932	269,910
Quest Diagnostics, Inc.	40,084	3,319,757
Quidel Corp. *	8,449	183,935
ResMed, Inc.	41,920	2,795,645
St. Jude Medical, Inc.	84,651	6,596,006
STERIS plc	23,654	1,671,865
Stryker Corp.	91,003	10,525,407
Surgical Care Affiliates, Inc. *	8,162	336,682
Team Health Holdings, Inc. *	18,868	628,304
Teleflex, Inc.	13,100	2,398,479
Tenet Healthcare Corp. *	38,570	921,823
The Cooper Cos., Inc.	13,100	2,435,552
The Providence Service Corp. *	6,508	306,722
The Spectranetics Corp. *	11,264	277,207
Triple-S Management Corp., Class B *	14,370	314,559
UnitedHealth Group, Inc.	285,016	38,776,427
Universal American Corp.	23,580	168,833
Universal Health Services, Inc., Class B	26,200	3,157,886
US Physical Therapy, Inc.	6,408	404,024
Varian Medical Systems, Inc. *	27,489	2,642,518
Vascular Solutions, Inc. *	8,662	417,249
VCA, Inc. *	23,580	1,669,700
Veeva Systems, Inc., Class A *	35,527	1,453,765
WellCare Health Plans, Inc. *	13,100	1,476,370
West Pharmaceutical Services, Inc.	20,960	1,715,157
Wright Medical Group N.V. *	32,876	814,010
Security	Number of Shares	Value ($)
Zeltiq Aesthetics, Inc. *	10,964	417,948
Zimmer Biomet Holdings, Inc.	59,339	7,690,928
		372,930,485
Household & Personal Products 1.9%
Avon Products, Inc.	145,990	832,143
Central Garden & Pet Co., Class A *	20,246	490,966
Church & Dwight Co., Inc.	41,920	4,167,686
Colgate-Palmolive Co.	264,977	19,698,390
Coty, Inc., Class A (a)	24,250	653,537
Edgewell Personal Care Co. *	18,454	1,476,505
Energizer Holdings, Inc.	18,454	911,997
Herbalife Ltd. *	17,802	1,081,471
HRG Group, Inc. *	43,198	698,512
Kimberly-Clark Corp.	108,194	13,855,324
Revlon, Inc., Class A *	8,219	297,446
Spectrum Brands Holdings, Inc.	8,763	1,175,995
The Clorox Co.	40,131	5,258,766
The Estee Lauder Cos., Inc., Class A	68,506	6,112,790
The Procter & Gamble Co.	793,816	69,308,075
USANA Health Sciences, Inc. *	1,800	246,132
WD-40 Co.	5,929	701,697
		126,967,432
Insurance 2.9%
Aflac, Inc.	124,984	9,271,313
Alleghany Corp. *	4,359	2,337,296
Allied World Assurance Co. Holdings AG	31,440	1,275,206
Ambac Financial Group, Inc. *	13,205	239,539
American Equity Investment Life Holding Co.	37,255	656,433
American Financial Group, Inc.	21,506	1,616,176
American International Group, Inc.	338,772	20,268,729
American National Insurance Co.	2,747	320,905
AMERISAFE, Inc.	5,246	314,812
AmTrust Financial Services, Inc.	33,564	889,110
Aon plc	79,519	8,854,441
Arch Capital Group Ltd. *	37,698	3,051,276
Argo Group International Holdings Ltd.	9,241	524,334
Arthur J. Gallagher & Co.	54,750	2,705,198
Aspen Insurance Holdings Ltd.	20,960	963,322
Assurant, Inc.	21,562	1,930,877
Assured Guaranty Ltd.	47,735	1,325,601
Axis Capital Holdings Ltd.	29,589	1,682,726
Brown & Brown, Inc.	34,060	1,276,228
Chubb Ltd.	136,869	17,372,782
Cincinnati Financial Corp.	44,540	3,434,479
CNA Financial Corp.	10,496	349,622
CNO Financial Group, Inc.	65,908	1,071,005
Employers Holdings, Inc.	10,480	319,326
Endurance Specialty Holdings Ltd.	16,544	1,089,422
Enstar Group Ltd. *	5,020	836,282
Erie Indemnity Co., Class A	7,874	803,384
Everest Re Group Ltd.	11,928	2,306,637
FBL Financial Group, Inc., Class A	5,512	364,453
First American Financial Corp.	31,440	1,354,750
FNF Group	78,709	2,966,542

See financial notes    9

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Genworth Financial, Inc., Class A *	283,317	1,340,089
Greenlight Capital Re Ltd., Class A *	7,860	168,597
Horace Mann Educators Corp.	11,085	405,157
Infinity Property & Casualty Corp.	2,620	220,761
Kemper Corp.	15,720	588,714
Lincoln National Corp.	74,429	3,574,825
Loews Corp.	79,375	3,322,637
Maiden Holdings Ltd.	13,465	185,952
Markel Corp. *	4,180	3,892,040
Marsh & McLennan Cos., Inc.	155,211	10,496,920
MBIA, Inc. *	66,075	532,565
Mercury General Corp.	10,480	569,064
MetLife, Inc.	324,893	14,100,356
National Western Life Group, Inc., Class A	1,100	213,411
Old Republic International Corp.	68,264	1,312,717
Primerica, Inc.	13,100	745,783
Principal Financial Group, Inc.	81,262	3,987,526
ProAssurance Corp.	16,592	912,892
Prudential Financial, Inc.	131,206	10,415,132
Reinsurance Group of America, Inc.	20,960	2,249,427
RenaissanceRe Holdings Ltd.	12,170	1,456,749
RLI Corp.	10,480	743,870
Safety Insurance Group, Inc.	5,240	348,198
Selective Insurance Group, Inc.	15,720	627,228
Stewart Information Services Corp.	6,012	275,229
The Allstate Corp.	116,360	8,024,186
The Hanover Insurance Group, Inc.	11,408	892,106
The Hartford Financial Services Group, Inc.	108,883	4,471,825
The Navigators Group, Inc.	2,626	246,739
The Progressive Corp.	167,932	5,467,866
The Travelers Cos., Inc.	84,055	9,978,169
Third Point Reinsurance Ltd. *	32,636	424,921
Torchmark Corp.	33,379	2,158,954
United Fire Group, Inc.	5,446	235,322
Universal Insurance Holdings, Inc.	16,768	415,511
Unum Group	76,368	2,719,464
Validus Holdings Ltd.	26,439	1,342,837
W.R. Berkley Corp.	31,584	1,875,142
White Mountains Insurance Group Ltd.	1,412	1,163,516
Willis Towers Watson plc	39,711	4,924,561
XL Group Ltd.	85,230	2,917,423
		201,716,587
Materials 3.3%
A. Schulman, Inc.	8,013	204,332
Air Products & Chemicals, Inc.	57,575	8,959,821
AK Steel Holding Corp. *	94,868	423,111
Albemarle Corp.	32,408	2,591,668
Alcoa, Inc.	394,403	3,975,582
Allegheny Technologies, Inc. (a)	42,148	719,045
AptarGroup, Inc.	18,340	1,430,153
Ashland, Inc.	17,604	2,061,076
Avery Dennison Corp.	26,824	2,077,251
Axalta Coating Systems Ltd. *	56,556	1,618,633
Balchem Corp.	10,480	733,914
Ball Corp.	51,682	4,092,698
Bemis Co., Inc.	30,614	1,610,296
Security	Number of Shares	Value ($)
Berry Plastics Group, Inc. *	34,537	1,567,634
Boise Cascade Co. *	10,612	278,459
Cabot Corp.	18,340	914,432
Calgon Carbon Corp.	15,790	228,955
Carpenter Technology Corp.	13,651	495,258
Celanese Corp., Series A	42,304	2,725,647
CF Industries Holdings, Inc.	71,549	1,860,274
Chemtura Corp. *	30,347	910,107
Clearwater Paper Corp. *	7,860	487,870
Cliffs Natural Resources, Inc. *	74,364	423,875
Coeur Mining, Inc. *	41,570	529,602
Commercial Metals Co.	34,060	528,611
Compass Minerals International, Inc.	10,480	781,074
Crown Holdings, Inc. *	42,214	2,289,265
Deltic Timber Corp.	2,848	202,009
Domtar Corp.	20,960	782,227
E.I. du Pont de Nemours & Co.	260,342	18,119,803
Eagle Materials, Inc.	13,682	1,099,622
Eastman Chemical Co.	44,540	3,023,821
Ecolab, Inc.	79,383	9,768,078
Ferro Corp. *	23,857	318,252
Flotek Industries, Inc. *	10,992	170,376
FMC Corp.	39,347	1,846,948
Freeport-McMoRan, Inc.	376,979	3,879,114
GCP Applied Technologies, Inc. *	21,631	632,923
Graphic Packaging Holding Co.	94,439	1,354,255
Greif, Inc., Class A	8,862	377,787
H.B. Fuller Co.	13,342	633,478
Hawkins, Inc.	7,276	317,816
Haynes International, Inc.	5,240	193,304
Headwaters, Inc. *	24,572	445,490
Hecla Mining Co.	130,122	726,081
Huntsman Corp.	58,428	1,010,220
Ingevity Corp. *	12,135	538,551
Innophos Holdings, Inc.	7,860	331,849
International Flavors & Fragrances, Inc.	23,580	3,267,716
International Paper Co.	119,791	5,808,666
Kaiser Aluminum Corp.	5,240	446,605
KapStone Paper & Packaging Corp.	49,076	859,321
Kraton Performance Polymers, Inc. *	8,158	294,177
Louisiana-Pacific Corp. *	39,300	765,564
LyondellBasell Industries N.V., Class A	108,777	8,581,418
Martin Marietta Materials, Inc.	19,416	3,553,710
Materion Corp.	5,346	156,852
Mercer International, Inc.	27,440	228,026
Minerals Technologies, Inc.	10,508	741,550
Monsanto Co.	136,352	14,521,488
Myers Industries, Inc.	10,480	150,388
Neenah Paper, Inc.	3,073	247,161
NewMarket Corp.	2,746	1,191,627
Newmont Mining Corp.	160,848	6,150,828
Nucor Corp.	89,586	4,345,817
Olin Corp.	45,211	978,366
P.H. Glatfelter Co.	10,924	242,185
Packaging Corp. of America	28,820	2,266,117
Platform Specialty Products Corp. *	95,484	864,130
PolyOne Corp.	26,200	903,114

10    See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
PPG Industries, Inc.	79,944	8,464,471
Praxair, Inc.	86,830	10,596,733
Quaker Chemical Corp.	5,240	524,000
Reliance Steel & Aluminum Co.	21,007	1,514,185
Resolute Forest Products, Inc. *	52,560	304,848
Royal Gold, Inc.	18,355	1,345,789
RPM International, Inc.	39,300	2,143,029
Schnitzer Steel Industries, Inc., Class A	19,278	362,041
Schweitzer-Mauduit International, Inc.	10,480	411,654
Sealed Air Corp.	55,289	2,605,771
Sensient Technologies Corp.	15,720	1,151,176
Silgan Holdings, Inc.	13,201	635,232
Sonoco Products Co.	28,820	1,485,383
Steel Dynamics, Inc.	75,296	1,853,788
Stepan Co.	5,240	368,162
Stillwater Mining Co. *	65,449	827,930
Summit Materials, Inc., Class A *	15,918	314,221
The Chemours Co.	74,784	986,401
The Dow Chemical Co.	337,024	18,077,967
The Mosaic Co.	122,499	3,683,545
The Scotts Miracle-Gro Co., Class A	13,100	1,084,680
The Sherwin-Williams Co.	22,749	6,454,119
The Valspar Corp.	21,484	2,264,628
Trinseo S.A.	10,484	606,604
United States Steel Corp.	43,216	840,119
US Concrete, Inc. *	6,008	318,544
Vulcan Materials Co.	39,673	4,517,565
W.R. Grace & Co.	21,631	1,690,030
Westlake Chemical Corp.	10,774	558,309
WestRock Co.	73,563	3,523,668
Worthington Industries, Inc.	18,372	788,159
		227,158,224
Media 2.9%
AMC Entertainment Holdings, Inc., Class A	11,316	344,120
AMC Networks, Inc., Class A *	18,340	996,596
Cable One, Inc.	1,012	547,613
Carmike Cinemas, Inc. *	6,012	192,925
CBS Corp., Class B Non-Voting Shares	125,017	6,379,618
Charter Communications, Inc., Class A *	64,399	16,564,067
Cinemark Holdings, Inc.	31,440	1,215,156
Comcast Corp., Class A	721,160	47,062,902
Discovery Communications, Inc., Class A *	42,350	1,080,348
Discovery Communications, Inc., Class C *	66,727	1,656,164
DISH Network Corp., Class A *	66,148	3,322,614
Gannett Co., Inc.	32,607	389,002
Global Eagle Entertainment, Inc. *	26,490	220,397
Gray Television, Inc. *	36,192	406,436
John Wiley & Sons, Inc., Class A	13,500	784,755
Liberty Braves Group, Class C *	10,775	177,357
Liberty Broadband Corp., Class A *	6,500	438,425
Liberty Broadband Corp., Class C *	16,946	1,161,309
Liberty Global plc LiLAC, Class A *	15,021	422,541
Security	Number of Shares	Value ($)
Liberty Global plc LiLAC, Class C *	40,885	1,167,676
Liberty Global plc, Class A *	90,535	2,865,433
Liberty Global plc, Series C *	197,263	6,081,618
Liberty Media Group LLC, Class A *	5,275	112,885
Liberty Media Group LLC, Class C *	16,647	353,915
Liberty SiriusXM Group, Class A *	30,661	1,027,450
Liberty SiriusXM Group, Class C *	66,802	2,219,830
Live Nation Entertainment, Inc. *	39,391	1,052,528
Media General, Inc. *	38,592	681,921
Meredith Corp.	13,100	694,824
MSG Networks, Inc., Class A *	16,173	282,704
National CineMedia, Inc.	18,368	274,602
New Media Investment Group, Inc.	17,552	280,481
News Corp., Class A	142,200	1,999,332
Omnicom Group, Inc.	69,212	5,961,230
Regal Entertainment Group, Class A (a)	23,580	504,140
Scholastic Corp.	8,940	359,924
Scripps Networks Interactive, Inc., Class A	29,706	1,882,469
Sinclair Broadcast Group, Inc., Class A	19,491	555,104
Sirius XM Holdings, Inc. *	651,020	2,695,223
Starz, Class A *	21,975	685,400
TEGNA, Inc.	65,842	1,333,959
The E.W. Scripps Co., Class A *	22,083	375,190
The Interpublic Group of Cos., Inc.	125,795	2,910,896
The Madison Square Garden Co., Class A *	5,391	973,884
The New York Times Co., Class A	47,160	610,250
The Walt Disney Co.	450,616	42,565,187
Time Warner, Inc.	232,952	18,265,766
Time, Inc.	31,833	448,845
Tribune Media Co., Class A	22,592	860,303
Twenty-First Century Fox, Inc., Class A	354,657	8,703,283
Twenty-First Century Fox, Inc., Class B	128,944	3,204,258
Viacom, Inc., Class A	6,508	294,097
Viacom, Inc., Class B	101,567	4,097,213
World Wrestling Entertainment, Inc., Class A (a)	14,970	310,927
		200,055,092
Pharmaceuticals, Biotechnology & Life Sciences 8.6%
AbbVie, Inc.	480,134	30,776,589
ACADIA Pharmaceuticals, Inc. *	26,950	865,904
Accelerate Diagnostics, Inc. *(a)	17,986	393,534
Acceleron Pharma, Inc. *	7,960	238,880
Achillion Pharmaceuticals, Inc. *	34,625	286,003
Acorda Therapeutics, Inc. *	16,268	391,733
Agilent Technologies, Inc.	99,560	4,677,329
Agios Pharmaceuticals, Inc. *(a)	11,850	436,554
Akorn, Inc. *	25,457	685,302
Alder Biopharmaceuticals, Inc. *	11,612	382,848
Alexion Pharmaceuticals, Inc. *	65,876	8,291,153
Alkermes plc *	41,988	1,837,815
Allergan plc *	116,963	27,432,502
Alnylam Pharmaceuticals, Inc. *	21,507	1,502,264
AMAG Pharmaceuticals, Inc. *	5,746	136,927
Amgen, Inc.	223,415	37,993,955

See financial notes    11

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Amicus Therapeutics, Inc. *	39,815	266,362
Aptevo Therapeutics, Inc. *	6,583	17,906
Arena Pharmaceuticals, Inc. *	165,494	256,516
ARIAD Pharmaceuticals, Inc. *	85,072	879,644
Array BioPharma, Inc. *	40,270	138,126
Atara Biotherapeutics, Inc. *	6,758	132,051
Bio-Rad Laboratories, Inc., Class A *	5,240	779,764
Bio-Techne Corp.	10,480	1,104,068
Biogen, Inc. *	66,515	20,328,979
BioMarin Pharmaceutical, Inc. *	46,052	4,323,822
Bristol-Myers Squibb Co.	500,557	28,726,966
Bruker Corp.	31,903	713,351
Cambrex Corp. *	8,259	353,733
Catalent, Inc. *	38,094	961,112
Celgene Corp. *	235,316	25,117,630
Celldex Therapeutics, Inc. *	78,102	259,299
Cempra, Inc. *(a)	15,768	345,950
Cepheid, Inc. *	20,087	689,386
Charles River Laboratories International, Inc. *	13,394	1,114,515
Coherus Biosciences, Inc. *	20,166	600,342
Depomed, Inc. *	16,096	326,588
Dermira, Inc. *	6,780	210,451
Dynavax Technologies Corp. *	9,362	146,609
Eagle Pharmaceuticals, Inc. *	3,454	206,377
Eli Lilly & Co.	289,793	22,531,406
Emergent BioSolutions, Inc. *	13,195	351,647
Enanta Pharmaceuticals, Inc. *	6,908	151,907
Endo International plc *	60,667	1,255,807
Epizyme, Inc. *	10,776	78,773
Exelixis, Inc. *	121,788	1,357,936
FibroGen, Inc. *	18,746	324,493
Genomic Health, Inc. *	5,638	149,238
Gilead Sciences, Inc.	406,567	31,866,721
Halozyme Therapeutics, Inc. *	66,305	649,789
Heron Therapeutics, Inc. *	12,112	225,283
Horizon Pharma plc *	40,310	757,828
Illumina, Inc. *	43,083	7,252,592
ImmunoGen, Inc. *	34,438	96,771
Impax Laboratories, Inc. *	23,584	570,497
INC Research Holdings, Inc., Class A *	14,219	620,375
Incyte Corp. *	50,506	4,096,037
Innoviva, Inc.	36,892	409,132
Insmed, Inc. *	32,736	423,931
Insys Therapeutics, Inc. *(a)	8,362	119,326
Intercept Pharmaceuticals, Inc. *	5,279	782,928
Intra-Cellular Therapies, Inc. *	8,492	342,567
Intrexon Corp. *(a)	18,901	477,061
Ionis Pharmaceuticals, Inc. *	34,155	1,012,696
Ironwood Pharmaceuticals, Inc. *	35,303	470,942
Jazz Pharmaceuticals plc *	20,969	2,596,591
Johnson & Johnson	825,166	98,475,310
Juno Therapeutics, Inc. *(a)	22,244	657,978
Keryx Biopharmaceuticals, Inc. *(a)	66,250	271,625
Kite Pharma, Inc. *	10,988	633,129
Lannett Co., Inc. *	8,543	289,266
Lexicon Pharmaceuticals, Inc. *	11,734	162,868
Ligand Pharmaceuticals, Inc., Class B *	6,168	637,216
Lion Biotechnologies, Inc. *	28,862	229,742
Security	Number of Shares	Value ($)
Luminex Corp. *	13,100	276,017
MacroGenics, Inc. *	8,934	266,323
Mallinckrodt plc *	32,499	2,422,475
Medivation, Inc. *	50,454	4,064,574
Merck & Co., Inc.	825,599	51,839,361
Merrimack Pharmaceuticals, Inc. *	61,494	284,102
Mettler-Toledo International, Inc. *	8,107	3,267,688
MiMedx Group, Inc. *(a)	21,924	158,730
Momenta Pharmaceuticals, Inc. *	13,386	160,900
Mylan N.V. *	127,515	5,401,535
Myriad Genetics, Inc. *	18,866	384,112
Nektar Therapeutics *	39,300	701,505
Neurocrine Biosciences, Inc. *	21,048	1,019,986
Novavax, Inc. *	102,767	702,926
Ophthotech Corp. *	8,626	455,539
OPKO Health, Inc. *(a)	114,470	1,041,677
Pacira Pharmaceuticals, Inc. *	9,221	365,428
PAREXEL International Corp. *	18,340	1,247,670
PDL BioPharma, Inc.	52,400	152,484
PerkinElmer, Inc.	30,346	1,615,925
Perrigo Co., plc	42,544	3,871,079
Pfizer, Inc.	1,816,551	63,215,975
Phibro Animal Health Corp., Class A	8,662	210,227
Portola Pharmaceuticals, Inc. *	19,358	394,129
PRA Health Sciences, Inc. *	6,908	349,199
Prestige Brands Holdings, Inc. *	13,393	644,605
Puma Biotechnology, Inc. *	16,185	957,343
Quintiles Transnational Holdings, Inc. *	28,883	2,232,656
Regeneron Pharmaceuticals, Inc. *	22,833	8,963,094
Relypsa, Inc. *	13,780	440,822
Repligen Corp. *	14,690	455,243
Retrophin, Inc. *	11,268	180,513
Revance Therapeutics, Inc. *	9,862	138,561
Sage Therapeutics, Inc. *	5,408	201,015
Sangamo BioSciences, Inc. *	37,992	162,986
Sarepta Therapeutics, Inc. *(a)	15,852	413,262
SciClone Pharmaceuticals, Inc. *	24,722	248,951
Seattle Genetics, Inc. *	32,159	1,432,683
Spark Therapeutics, Inc. *	6,508	368,223
Supernus Pharmaceuticals, Inc. *	14,870	317,921
Synergy Pharmaceuticals, Inc. *	138,280	654,064
TESARO, Inc. *	14,964	1,267,301
The Medicines Co. *	25,301	991,040
TherapeuticsMD, Inc. *	40,670	279,810
Theravance Biopharma, Inc. *	5,675	160,943
Thermo Fisher Scientific, Inc.	119,715	18,219,426
Ultragenyx Pharmaceutical, Inc. *	13,231	872,188
United Therapeutics Corp. *	13,312	1,627,791
Vertex Pharmaceuticals, Inc. *	71,062	6,716,070
VWR Corp. *	21,496	599,953
Waters Corp. *	23,722	3,731,708
ZIOPHARM Oncology, Inc. *(a)	60,806	308,286
Zoetis, Inc.	135,035	6,900,288
		588,014,559
Real Estate 4.3%
Acadia Realty Trust	21,101	779,471
Agree Realty Corp.	10,716	514,261
Alexander & Baldwin, Inc.	13,100	525,703

12    See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Alexander's, Inc.	1,299	558,583
Alexandria Real Estate Equities, Inc.	21,424	2,358,568
American Assets Trust, Inc.	21,675	960,202
American Campus Communities, Inc.	40,370	2,022,941
American Homes 4 Rent, Class A	80,049	1,750,672
American Tower Corp.	126,346	14,325,109
Apartment Investment & Management Co., Class A	41,926	1,894,217
Apple Hospitality REIT, Inc.	47,972	941,211
Ashford Hospitality Trust, Inc.	20,960	146,091
AvalonBay Communities, Inc.	42,083	7,364,946
Boston Properties, Inc.	44,540	6,241,390
Brandywine Realty Trust	44,540	718,430
Brixmor Property Group, Inc.	67,013	1,913,891
Camden Property Trust	23,580	2,069,617
Care Capital Properties, Inc.	22,857	685,481
CareTrust REIT, Inc.	33,399	496,309
CBL & Associates Properties, Inc.	49,780	710,361
CBRE Group, Inc., Class A *	86,677	2,590,775
Cedar Realty Trust, Inc.	8,114	61,423
Chatham Lodging Trust	13,970	289,598
Chesapeake Lodging Trust	19,196	489,114
Colony Starwood Homes	11,181	346,611
Columbia Property Trust, Inc.	34,689	817,967
Communications Sales & Leasing, Inc.	33,335	1,040,052
CoreSite Realty Corp.	10,121	789,640
Corporate Office Properties Trust	21,496	613,066
Corrections Corp. of America	34,448	548,757
Cousins Properties, Inc.	68,630	756,303
Crown Castle International Corp.	97,673	9,256,470
CubeSmart	53,396	1,469,992
CyrusOne, Inc.	28,842	1,466,327
DCT Industrial Trust, Inc.	21,798	1,061,781
DDR Corp.	89,211	1,686,980
DiamondRock Hospitality Co.	55,058	583,064
Digital Realty Trust, Inc.	43,699	4,330,134
Douglas Emmett, Inc.	36,680	1,377,701
Duke Realty Corp.	105,947	2,979,230
DuPont Fabros Technology, Inc.	18,340	777,616
EastGroup Properties, Inc.	10,480	769,022
Education Realty Trust, Inc.	22,648	1,026,181
Empire State Realty Trust, Inc., Class A	58,846	1,263,424
EPR Properties	17,524	1,372,480
Equinix, Inc.	21,312	7,856,669
Equity Commonwealth *	34,779	1,088,235
Equity LifeStyle Properties, Inc.	26,200	2,031,286
Equity One, Inc.	24,308	754,520
Equity Residential	106,917	6,935,706
Essex Property Trust, Inc.	18,537	4,209,753
Extra Space Storage, Inc.	35,844	2,887,234
Federal Realty Investment Trust	19,740	3,138,660
FelCor Lodging Trust, Inc.	36,680	260,795
First Industrial Realty Trust, Inc.	37,316	1,073,581
First Potomac Realty Trust	12,652	127,406
Forest City Realty Trust, Inc., Class A	61,462	1,454,191
Forestar Group, Inc. *	13,314	167,091
Four Corners Property Trust, Inc.	19,556	405,005
Security	Number of Shares	Value ($)
Franklin Street Properties Corp.	43,592	547,515
Gaming & Leisure Properties, Inc.	57,592	1,970,222
General Growth Properties, Inc.	189,256	5,514,920
Getty Realty Corp.	1,624	38,213
Global Net Lease, Inc.	56,093	465,572
Government Properties Income Trust	21,348	497,408
Gramercy Property Trust	126,588	1,225,372
HCP, Inc.	134,433	5,287,250
Healthcare Realty Trust, Inc.	53,957	1,891,732
Healthcare Trust of America, Inc., Class A	34,174	1,153,031
Hersha Hospitality Trust	18,555	362,565
HFF, Inc., Class A	13,100	351,211
Highwoods Properties, Inc.	29,056	1,541,130
Hospitality Properties Trust	42,986	1,310,643
Host Hotels & Resorts, Inc.	213,300	3,801,006
Hudson Pacific Properties, Inc.	26,554	888,762
InfraREIT, Inc.	10,568	199,735
Investors Real Estate Trust	61,878	410,870
Iron Mountain, Inc.	69,395	2,665,462
Jones Lang LaSalle, Inc.	13,100	1,529,425
Kennedy-Wilson Holdings, Inc.	28,304	624,386
Kilroy Realty Corp.	24,466	1,776,966
Kimco Realty Corp.	117,900	3,542,895
Kite Realty Group Trust	23,894	690,059
Lamar Advertising Co., Class A	24,272	1,512,874
LaSalle Hotel Properties	42,737	1,199,200
Lexington Realty Trust	52,414	565,547
Liberty Property Trust	42,168	1,738,587
Life Storage, Inc.	14,625	1,316,250
LTC Properties, Inc.	11,252	584,204
Mack-Cali Realty Corp.	24,778	687,837
Marcus & Millichap, Inc. *	6,608	172,138
Medical Properties Trust, Inc.	59,278	905,175
Mid-America Apartment Communities, Inc.	22,518	2,116,467
Monmouth Real Estate Investment Corp., Class A	19,238	269,332
Monogram Residential Trust, Inc.	76,742	807,326
National Health Investors, Inc.	8,085	649,064
National Retail Properties, Inc.	42,308	2,119,631
New Senior Investment Group, Inc.	49,882	618,038
New York REIT, Inc.	87,522	845,462
NorthStar Realty Europe Corp.	16,750	171,520
Omega Healthcare Investors, Inc.	51,464	1,862,997
One Liberty Properties, Inc.	7,958	192,981
Paramount Group, Inc.	42,562	766,116
Pebblebrook Hotel Trust	22,078	663,223
Pennsylvania Real Estate Investment Trust	18,340	460,151
Physicians Realty Trust	40,070	857,899
Piedmont Office Realty Trust, Inc., Class A	52,400	1,132,364
Post Properties, Inc.	15,720	1,041,922
Potlatch Corp.	13,100	496,097
Prologis, Inc.	157,374	8,358,133
PS Business Parks, Inc.	5,518	611,284
Public Storage	48,104	10,772,410
QTS Realty Trust, Inc., Class A	16,673	903,510
Rayonier, Inc.	36,680	1,009,800
Realogy Holdings Corp.	42,807	1,148,940

See financial notes    13

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Realty Income Corp.	74,558	4,900,697
Regency Centers Corp.	30,729	2,474,914
Retail Opportunity Investments Corp.	24,354	543,338
Retail Properties of America, Inc., Class A	68,600	1,166,200
Rexford Industrial Realty, Inc.	23,886	533,374
RLJ Lodging Trust	40,353	941,839
Ryman Hospitality Properties, Inc.	13,849	747,292
Sabra Health Care REIT, Inc.	35,598	907,037
Saul Centers, Inc.	2,975	197,183
Senior Housing Properties Trust	74,333	1,660,599
Seritage Growth Properties, Class A (a)	8,134	361,963
Silver Bay Realty Trust Corp.	11,565	220,082
Simon Property Group, Inc.	96,916	20,882,490
SL Green Realty Corp.	29,767	3,504,171
Spirit Realty Capital, Inc.	144,220	1,910,915
STAG Industrial, Inc.	21,024	522,026
STORE Capital Corp.	39,537	1,171,481
Summit Hotel Properties, Inc.	27,080	387,244
Sun Communities, Inc.	17,575	1,344,839
Sunstone Hotel Investors, Inc.	55,396	769,450
Tanger Factory Outlet Centers, Inc.	26,405	1,073,099
Taubman Centers, Inc.	18,340	1,424,468
Terreno Realty Corp.	14,870	397,921
The Geo Group, Inc.	23,652	473,986
The Howard Hughes Corp. *	9,360	1,106,539
The Macerich Co.	39,300	3,218,277
The St. Joe Co. *	28,820	544,410
UDR, Inc.	80,672	2,918,713
Universal Health Realty Income Trust	5,240	322,732
Urban Edge Properties	47,574	1,363,471
Urstadt Biddle Properties, Inc., Class A	9,258	210,249
Ventas, Inc.	102,732	7,465,534
VEREIT, Inc.	257,564	2,691,544
Vornado Realty Trust	50,060	5,171,699
Washington Real Estate Investment Trust	18,340	596,050
Weingarten Realty Investors	36,680	1,513,050
Welltower, Inc.	107,448	8,246,634
Weyerhaeuser Co.	236,459	7,531,219
Whitestone REIT	6,380	92,446
WP Carey, Inc.	26,396	1,759,293
Xenia Hotels & Resorts, Inc.	32,794	552,251
		295,794,842
Retailing 5.1%
Aaron's, Inc.	23,580	574,409
Abercrombie & Fitch Co., Class A	22,424	397,802
Advance Auto Parts, Inc.	20,974	3,300,888
Amazon.com, Inc. *	115,894	89,141,029
American Eagle Outfitters, Inc.	55,801	1,034,551
Asbury Automotive Group, Inc. *	8,186	439,752
AutoNation, Inc. *	24,772	1,172,954
AutoZone, Inc. *	8,780	6,513,004
Barnes & Noble Education, Inc. *	6,635	74,246
Barnes & Noble, Inc.	11,045	126,576
Bed Bath & Beyond, Inc.	48,934	2,269,070
Security	Number of Shares	Value ($)
Best Buy Co., Inc.	85,459	3,288,462
Big Lots, Inc.	18,468	910,842
Blue Nile, Inc.	2,873	99,004
Burlington Stores, Inc. *	23,090	1,875,370
Cabela's, Inc. *	13,382	655,584
Caleres, Inc.	15,732	408,088
CarMax, Inc. *	59,766	3,523,206
Core-Mark Holding Co., Inc.	17,688	674,797
CST Brands, Inc.	21,661	1,035,612
Dick's Sporting Goods, Inc.	26,600	1,558,760
Dillard's, Inc., Class A	5,824	350,838
Dollar General Corp.	86,786	6,370,960
Dollar Tree, Inc. *	69,285	5,729,870
Expedia, Inc.	34,976	3,816,581
Express, Inc. *	24,072	284,772
Five Below, Inc. *	18,793	837,416
Foot Locker, Inc.	45,069	2,958,329
Francesca's Holdings Corp. *	5,940	81,081
Fred's, Inc., Class A	4,062	45,941
FTD Cos., Inc. *	10,616	249,476
GameStop Corp., Class A	34,448	977,979
Genesco, Inc. *	7,860	570,950
Genuine Parts Co.	44,540	4,579,603
Group 1 Automotive, Inc.	7,860	466,412
Guess?, Inc.	19,340	321,624
Haverty Furniture Cos., Inc.	13,089	261,780
Hibbett Sports, Inc. *	5,834	223,851
HSN, Inc.	10,908	455,736
J.C. Penney Co., Inc. *	92,419	871,511
Kohl's Corp.	53,884	2,391,372
L Brands, Inc.	75,384	5,745,015
Liberty Interactive Corp. QVC Group, Class A *	134,803	2,848,387
Liberty TripAdvisor Holdings, Inc., Class A *	21,132	439,757
Liberty Ventures, Series A *	39,950	1,539,673
Lithia Motors, Inc., Class A	8,318	688,481
LKQ Corp. *	93,819	3,385,928
Lowe's Cos., Inc.	265,443	20,322,316
Lumber Liquidators Holdings, Inc. *(a)	19,354	305,019
Macy's, Inc.	88,700	3,209,166
Mattress Firm Holding Corp. *	3,791	242,434
Monro Muffler Brake, Inc.	8,070	455,229
Murphy USA, Inc. *	13,374	977,907
Netflix, Inc. *	126,927	12,369,036
Nordstrom, Inc. (a)	44,363	2,238,557
Nutrisystem, Inc.	11,216	323,245
O'Reilly Automotive, Inc. *	29,033	8,127,788
Ollie's Bargain Outlet Holdings, Inc. *	13,990	355,626
Outerwall, Inc.	7,933	412,199
Penske Automotive Group, Inc.	10,834	490,780
Pier 1 Imports, Inc.	34,427	158,708
Pool Corp.	11,664	1,176,548
Ross Stores, Inc.	126,202	7,854,812
Sally Beauty Holdings, Inc. *	44,540	1,212,379
Sears Holdings Corp. *(a)	21,824	300,516
Select Comfort Corp. *	14,190	372,488
Shutterfly, Inc. *	14,030	704,587
Signet Jewelers Ltd.	23,236	1,904,887
Sonic Automotive, Inc., Class A	13,110	223,394

14    See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Staples, Inc.	188,923	1,617,181
Tailored Brands, Inc.	28,280	372,730
Target Corp.	181,838	12,763,209
The Buckle, Inc. (a)	7,860	202,552
The Cato Corp., Class A	7,879	270,092
The Children's Place, Inc.	5,676	462,026
The Finish Line, Inc., Class A	20,546	494,542
The Gap, Inc.	61,978	1,541,393
The Home Depot, Inc.	374,891	50,280,381
The Michaels Cos., Inc. *	36,518	874,971
The Priceline Group, Inc. *	14,944	21,171,613
The TJX Cos., Inc.	199,614	15,458,108
Tiffany & Co.	34,107	2,434,217
Tractor Supply Co.	38,164	3,203,868
TripAdvisor, Inc. *	37,722	2,301,042
Ulta Salon, Cosmetics & Fragrance, Inc. *	18,340	4,533,831
Urban Outfitters, Inc. *	31,782	1,139,385
Vitamin Shoppe, Inc. *	10,480	290,506
Wayfair, Inc., Class A *(a)	9,162	352,829
Williams-Sonoma, Inc.	23,974	1,261,991
		350,331,417
Semiconductors & Semiconductor Equipment 3.0%
Advanced Energy Industries, Inc. *	8,419	370,015
Advanced Micro Devices, Inc. *	257,844	1,908,046
Amkor Technology, Inc. *	39,560	359,996
Analog Devices, Inc.	89,758	5,615,261
Applied Materials, Inc.	338,907	10,112,985
Applied Micro Circuits Corp. *	20,256	141,387
Broadcom Ltd.	114,467	20,194,268
Brooks Automation, Inc.	20,960	264,306
Cabot Microelectronics Corp.	7,860	390,799
Cavium, Inc. *	24,261	1,350,852
CEVA, Inc. *	3,134	98,658
Cirrus Logic, Inc. *	21,061	1,068,846
Cypress Semiconductor Corp.	92,448	1,102,905
Diodes, Inc. *	10,480	215,783
Entegris, Inc. *	39,300	669,672
Fairchild Semiconductor International, Inc. *	34,654	689,615
First Solar, Inc. *	24,850	939,827
FormFactor, Inc. *	5,812	60,154
Inphi Corp. *	12,216	526,143
Integrated Device Technology, Inc. *	39,864	800,868
Intel Corp.	1,409,540	50,588,391
Intersil Corp., Class A	39,826	786,165
KLA-Tencor Corp.	45,124	3,125,288
Kulicke & Soffa Industries, Inc. *	23,580	288,383
Lam Research Corp.	48,263	4,503,903
Lattice Semiconductor Corp. *	32,164	197,809
Linear Technology Corp.	73,027	4,253,093
MACOM Technology Solutions Holdings, Inc. *	9,762	402,194
Marvell Technology Group Ltd.	154,771	1,919,160
Maxim Integrated Products, Inc.	83,934	3,417,792
Microchip Technology, Inc.	65,942	4,082,469
Micron Technology, Inc. *	319,438	5,267,533
Microsemi Corp. *	34,206	1,366,872
MKS Instruments, Inc.	15,720	766,193
Monolithic Power Systems, Inc.	8,318	638,157
Security	Number of Shares	Value ($)
NVIDIA Corp.	156,338	9,589,773
ON Semiconductor Corp. *	125,760	1,358,208
Photronics, Inc. *	32,948	314,983
Qorvo, Inc. *	38,124	2,189,461
QUALCOMM, Inc.	441,530	27,847,297
Rambus, Inc. *	31,440	434,501
Rudolph Technologies, Inc. *	2,862	50,199
Silicon Laboratories, Inc. *	13,100	750,630
Skyworks Solutions, Inc.	55,020	4,118,797
SunPower Corp. *(a)	21,357	212,716
Synaptics, Inc. *	10,480	597,046
Teradyne, Inc.	68,068	1,433,512
Tessera Technologies, Inc.	15,720	527,249
Texas Instruments, Inc.	304,265	21,158,588
Ultratech, Inc. *	16,098	402,611
Veeco Instruments, Inc. *	10,627	209,033
Xilinx, Inc.	77,088	4,178,940
		203,857,332
Software & Services 12.1%
2U, Inc. *	14,790	522,679
8x8, Inc. *	22,056	292,683
Accenture plc, Class A	185,434	21,324,910
ACI Worldwide, Inc. *	32,010	611,391
Activision Blizzard, Inc.	150,526	6,227,261
Actua Corp. *	10,972	111,695
Acxiom Corp. *	26,200	680,938
Adobe Systems, Inc. *	147,167	15,056,656
Akamai Technologies, Inc. *	52,400	2,876,760
Alliance Data Systems Corp. *	17,036	3,485,225
Alphabet, Inc., Class A *	87,378	69,015,513
Alphabet, Inc., Class C *	88,542	67,916,141
Amdocs Ltd.	45,128	2,713,095
ANSYS, Inc. *	26,347	2,505,336
Aspen Technology, Inc. *	26,353	1,198,007
Autodesk, Inc. *	65,500	4,414,700
Automatic Data Processing, Inc.	139,054	12,488,440
Bankrate, Inc. *	16,598	130,128
Barracuda Networks, Inc. *	11,016	255,571
Black Knight Financial Services, Inc., Class A *	8,662	337,991
Blackbaud, Inc.	13,284	894,943
Blackhawk Network Holdings, Inc. *	24,815	849,914
Blucora, Inc. *	21,932	226,996
Booz Allen Hamilton Holding Corp.	32,005	971,672
Bottomline Technologies (DE), Inc. *	13,100	302,479
Broadridge Financial Solutions, Inc.	36,701	2,543,379
BroadSoft, Inc. *	13,580	620,742
CA, Inc.	87,049	2,951,832
CACI International, Inc., Class A *	7,860	780,970
Cadence Design Systems, Inc. *	87,276	2,220,301
Callidus Software, Inc. *	17,386	335,898
Cardtronics plc, Class A *	13,100	588,321
Cass Information Systems, Inc.	2,860	163,735
CDK Global, Inc.	45,620	2,645,048
Citrix Systems, Inc. *	47,307	4,125,170
Cognizant Technology Solutions Corp., Class A *	185,018	10,627,434
CommerceHub, Inc., Series A *	3,931	58,139
CommerceHub, Inc., Series C *	7,900	116,367
CommVault Systems, Inc. *	18,446	950,707

See financial notes    15

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Computer Sciences Corp.	44,540	2,095,162
comScore, Inc. *	11,955	368,812
Convergys Corp.	36,680	1,094,164
CoreLogic, Inc. *	29,261	1,200,286
Cornerstone OnDemand, Inc. *	21,312	936,023
CoStar Group, Inc. *	9,060	1,877,685
CSG Systems International, Inc.	10,480	458,186
CSRA, Inc.	44,540	1,130,871
Cvent, Inc. *	5,266	172,093
DHI Group, Inc. *	15,738	121,812
DST Systems, Inc.	10,480	1,273,425
EarthLink Holdings Corp.	50,038	318,742
eBay, Inc. *	325,313	10,462,066
Ebix, Inc. (a)	10,912	621,984
Electronic Arts, Inc. *	89,764	7,291,530
Ellie Mae, Inc. *	9,471	926,927
Endurance International Group Holdings, Inc. *	19,012	151,145
Envestnet, Inc. *	8,316	328,565
EPAM Systems, Inc. *	14,080	960,397
Epiq Systems, Inc.	3,162	51,920
Euronet Worldwide, Inc. *	15,720	1,220,029
EVERTEC, Inc.	25,702	438,476
ExlService Holdings, Inc. *	7,860	402,275
Facebook, Inc., Class A *	691,388	87,197,855
Fair Isaac Corp.	8,316	1,063,949
Fidelity National Information Services, Inc.	81,878	6,495,382
First Data Corp., Class A *	54,360	756,691
Fiserv, Inc. *	71,304	7,347,877
FleetCor Technologies, Inc. *	23,221	3,812,888
Fortinet, Inc. *	36,758	1,328,434
Gartner, Inc. *	26,200	2,384,200
Genpact Ltd. *	48,881	1,156,524
Gigamon, Inc. *	6,950	307,190
Global Payments, Inc.	44,103	3,349,623
GoDaddy, Inc., Class A *	13,495	436,968
Gogo, Inc. *(a)	18,466	225,839
GrubHub, Inc. *	24,234	983,173
GTT Communications, Inc. *	13,570	288,091
Guidewire Software, Inc. *	26,411	1,625,069
Hortonworks, Inc. *	12,016	95,768
HubSpot, Inc. *	752	41,916
IAC/InterActiveCorp	23,580	1,384,382
Imperva, Inc. *	8,324	374,663
inContact, Inc. *	13,592	188,793
Infoblox, Inc. *	13,715	294,324
Interactive Intelligence Group, Inc. *	8,662	518,421
International Business Machines Corp.	265,252	42,143,238
Intralinks Holdings, Inc. *	32,248	307,646
Intuit, Inc.	81,234	9,053,529
j2 Global, Inc.	13,221	901,276
Jack Henry & Associates, Inc.	26,200	2,286,474
Leidos Holdings, Inc.	19,232	779,088
LinkedIn Corp., Class A *	32,986	6,358,051
LogMeIn, Inc.	5,694	475,449
Manhattan Associates, Inc. *	20,222	1,223,835
ManTech International Corp., Class A	13,245	530,330
MasterCard, Inc., Class A	292,002	28,216,153
MAXIMUS, Inc.	16,558	973,942
Security	Number of Shares	Value ($)
Mentor Graphics Corp.	27,112	650,959
Microsoft Corp.	2,354,830	135,308,532
MicroStrategy, Inc., Class A *	2,620	436,990
Monotype Imaging Holdings, Inc.	10,480	221,128
NetSuite, Inc. *	11,015	1,199,533
NeuStar, Inc., Class A *	15,834	402,342
New Relic, Inc. *	8,362	306,885
Nuance Communications, Inc. *	82,343	1,200,561
Oracle Corp.	940,425	38,764,318
Paychex, Inc.	94,320	5,722,394
Paycom Software, Inc. *	13,118	673,478
Paylocity Holding Corp. *	8,762	394,553
PayPal Holdings, Inc. *	335,897	12,478,574
Pegasystems, Inc.	10,724	276,143
Perficient, Inc. *	18,708	373,599
Progress Software Corp. *	16,198	469,904
Proofpoint, Inc. *	11,295	869,150
PROS Holdings, Inc. *	5,746	113,081
PTC, Inc. *	34,287	1,463,026
Q2 Holdings, Inc. *	10,616	300,645
Qualys, Inc. *	8,948	307,811
Quotient Technology, Inc. *	32,248	417,934
RealPage, Inc. *	19,340	497,812
Red Hat, Inc. *	55,020	4,015,360
RingCentral, Inc., Class A *	29,814	654,417
Rovi Corp. *	26,940	551,462
Sabre Corp.	67,144	1,890,104
salesforce.com, Inc. *	192,160	15,261,347
Science Applications International Corp.	10,990	701,272
ServiceNow, Inc. *	45,730	3,323,199
Shutterstock, Inc. *	9,162	531,213
Silver Spring Networks, Inc. *	8,342	113,868
Splunk, Inc. *	41,890	2,439,674
SS&C Technologies Holdings, Inc.	43,560	1,435,302
Stamps.com, Inc. *	4,242	410,286
Sykes Enterprises, Inc. *	10,992	321,296
Symantec Corp.	190,436	4,595,221
Synchronoss Technologies, Inc. *	10,480	437,540
Synopsys, Inc. *	42,173	2,500,437
Syntel, Inc. *	15,299	706,355
Take-Two Interactive Software, Inc. *	26,200	1,138,914
TeleTech Holdings, Inc.	10,550	299,092
Teradata Corp. *	38,406	1,218,622
The Ultimate Software Group, Inc. *	7,860	1,642,268
The Western Union Co.	153,350	3,300,092
TiVo, Inc. *	39,300	416,973
Total System Services, Inc.	45,075	2,219,944
TrueCar, Inc. *(a)	14,610	140,986
Twitter, Inc. *	190,084	3,651,514
Tyler Technologies, Inc. *	10,480	1,718,196
Unisys Corp. *	28,380	286,638
Vantiv, Inc., Class A *	42,183	2,266,914
VASCO Data Security International, Inc. *	13,890	253,215
Verint Systems, Inc. *	16,879	575,911
VeriSign, Inc. *	28,366	2,111,849
Virtusa Corp. *	5,846	153,341
Visa, Inc., Class A	571,813	46,259,672
VMware, Inc., Class A *(a)	23,772	1,743,201
Web.com Group, Inc. *	16,286	284,354

16    See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
WebMD Health Corp. *	13,512	696,814
WEX, Inc. *	10,627	1,055,367
Workday, Inc., Class A *	38,610	3,273,742
Xerox Corp.	285,562	2,812,786
XO Group, Inc. *	18,866	351,662
Yahoo! Inc. *	259,617	11,098,627
Yelp, Inc. *	21,224	816,700
Zendesk, Inc. *	25,402	775,777
Zillow Group, Inc., Class A *(a)	13,205	446,725
Zillow Group, Inc., Class C *(a)	45,815	1,550,838
Zynga, Inc., Class A *	236,620	645,973
		828,893,185
Technology Hardware & Equipment 5.2%
3D Systems Corp. *(a)	41,370	599,865
ADTRAN, Inc.	20,178	370,872
Amphenol Corp., Class A	94,320	5,877,079
Anixter International, Inc. *	7,907	505,574
Apple, Inc.	1,638,708	173,866,919
Arista Networks, Inc. *	8,756	697,678
ARRIS International plc *	51,024	1,432,244
Arrow Electronics, Inc. *	29,461	1,939,418
Avnet, Inc.	37,306	1,554,914
AVX Corp.	18,398	252,788
Badger Meter, Inc.	3,106	204,965
Belden, Inc.	15,720	1,172,555
Benchmark Electronics, Inc. *	29,058	700,879
Brocade Communications Systems, Inc.	155,926	1,400,215
CalAmp Corp. *	11,024	160,730
CDW Corp.	43,416	1,938,524
Ciena Corp. *	26,200	561,990
Cisco Systems, Inc.	1,497,648	47,086,053
Cognex Corp.	26,200	1,303,712
Coherent, Inc. *	7,860	826,715
CommScope Holding Co., Inc. *	51,189	1,513,659
Comtech Telecommunications Corp.	5,382	69,374
Corning, Inc.	360,154	8,171,894
Cray, Inc. *	9,870	226,023
CTS Corp.	16,624	320,511
Diebold, Inc.	18,340	514,620
Dolby Laboratories, Inc., Class A	13,542	662,745
DTS, Inc.	5,346	178,877
EchoStar Corp., Class A *	10,754	416,825
Electronics For Imaging, Inc. *	13,100	616,748
EMC Corp.	572,541	16,597,964
ePlus, Inc. *	776	70,236
Extreme Networks, Inc. *	8,042	31,605
F5 Networks, Inc. *	21,605	2,651,582
Fabrinet *	10,492	407,299
FARO Technologies, Inc. *	7,860	256,236
FEI Co.	11,551	1,229,835
Finisar Corp. *	46,626	987,539
FLIR Systems, Inc.	44,540	1,373,168
Harris Corp.	37,072	3,446,955
Hewlett Packard Enterprise Co.	505,980	10,868,450
HP, Inc.	508,505	7,307,217
II-VI, Inc. *	21,836	462,705
Infinera Corp. *	35,654	305,911
Ingram Micro, Inc., Class A	44,540	1,557,118
Security	Number of Shares	Value ($)
Insight Enterprises, Inc. *	13,100	400,860
InterDigital, Inc.	13,100	935,471
InvenSense, Inc. *	18,472	137,432
IPG Photonics Corp. *	11,650	1,013,317
Itron, Inc. *	18,446	878,583
Ixia *	20,178	232,652
Jabil Circuit, Inc.	57,640	1,221,392
Juniper Networks, Inc.	104,259	2,406,298
Keysight Technologies, Inc. *	49,780	1,514,805
Knowles Corp. *	32,636	453,640
Lexmark International, Inc., Class A	16,895	605,010
Littelfuse, Inc.	9,318	1,181,522
Lumentum Holdings, Inc. *	24,102	846,462
Methode Electronics, Inc.	11,092	406,522
Motorola Solutions, Inc.	46,217	3,558,247
MTS Systems Corp.	3,051	151,787
National Instruments Corp.	28,820	805,231
NCR Corp. *	44,540	1,507,679
NetApp, Inc.	94,396	3,265,158
NETGEAR, Inc. *	10,480	597,360
NetScout Systems, Inc. *	42,405	1,254,340
Novanta, Inc. *	984	16,620
OSI Systems, Inc. *	5,287	354,546
Palo Alto Networks, Inc. *	23,788	3,167,848
PC Connection, Inc.	880	22,942
Plantronics, Inc.	9,086	460,206
Polycom, Inc. *	39,430	490,509
Rofin-Sinar Technologies, Inc. *	8,053	257,777
Rogers Corp. *	9,298	519,851
Sanmina Corp. *	20,960	550,829
ScanSource, Inc. *	5,816	198,965
Seagate Technology plc	94,938	3,203,208
ShoreTel, Inc. *	22,364	179,359
Super Micro Computer, Inc. *	10,524	227,634
SYNNEX Corp.	9,342	991,840
TE Connectivity Ltd.	110,240	7,007,957
Tech Data Corp. *	13,100	972,544
Trimble Navigation Ltd. *	73,360	2,010,064
TTM Technologies, Inc. *	31,187	334,636
Ubiquiti Networks, Inc. *(a)	8,464	435,050
Universal Display Corp. *	11,022	634,757
VeriFone Systems, Inc. *	34,954	694,186
ViaSat, Inc. *	13,100	983,024
Vishay Intertechnology, Inc.	40,560	574,330
Western Digital Corp.	88,234	4,117,881
Zebra Technologies Corp., Class A *	15,720	1,099,771
		355,578,887
Telecommunication Services 2.4%
AT&T, Inc.	1,841,027	75,261,184
ATN International, Inc.	5,240	342,382
CenturyLink, Inc.	165,541	4,602,040
Cincinnati Bell, Inc. *	41,226	172,325
Cogent Communications Holdings, Inc.	12,416	441,265
Consolidated Communications Holdings, Inc.	23,856	573,737
Frontier Communications Corp.	351,705	1,617,843
General Communication, Inc., Class A *	18,429	256,163
Iridium Communications, Inc. *	24,972	208,017

See financial notes    17

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Level 3 Communications, Inc. *	87,569	4,346,049
NII Holdings, Inc. *	36,686	122,164
SBA Communications Corp., Class A *	36,961	4,219,098
Shenandoah Telecommunications Co.	21,648	556,786
Sprint Corp. *	231,514	1,430,756
T-Mobile US, Inc. *	81,924	3,796,358
Telephone & Data Systems, Inc.	34,060	949,252
United States Cellular Corp. *	5,240	195,033
Verizon Communications, Inc.	1,214,884	63,574,880
Vonage Holdings Corp. *	47,396	275,371
Windstream Holdings, Inc. (a)	51,101	434,869
		163,375,572
Transportation 2.0%
Air Transport Services Group, Inc. *	8,284	119,952
Alaska Air Group, Inc.	37,964	2,563,709
Allegiant Travel Co.	3,362	464,763
AMERCO	1,667	572,965
American Airlines Group, Inc.	160,404	5,822,665
ArcBest Corp.	8,209	150,307
Atlas Air Worldwide Holdings, Inc. *	7,974	296,154
Avis Budget Group, Inc. *	29,506	1,066,052
C.H. Robinson Worldwide, Inc.	42,680	2,962,846
CSX Corp.	291,342	8,239,152
Delta Air Lines, Inc.	231,706	8,515,196
Echo Global Logistics, Inc. *	14,990	386,742
Expeditors International of Washington, Inc.	53,426	2,706,027
FedEx Corp.	76,361	12,594,220
Forward Air Corp.	10,480	482,918
Genesee & Wyoming, Inc., Class A *	23,907	1,625,437
Hawaiian Holdings, Inc. *	16,584	779,116
Heartland Express, Inc.	13,605	258,903
Hertz Global Holdings, Inc. *	28,261	1,392,137
Hub Group, Inc., Class A *	10,608	432,276
J.B. Hunt Transport Services, Inc.	26,938	2,138,608
JetBlue Airways Corp. *	93,112	1,485,136
Kansas City Southern	31,464	3,043,198
Kirby Corp. *	15,720	819,012
Landstar System, Inc.	11,904	824,114
Macquarie Infrastructure Corp.	18,878	1,509,107
Matson, Inc.	11,673	450,461
Norfolk Southern Corp.	88,008	8,263,951
Old Dominion Freight Line, Inc. *	28,237	2,008,498
Ryder System, Inc.	15,720	1,029,974
Saia, Inc. *	6,380	194,143
SkyWest, Inc.	10,976	309,853
Southwest Airlines Co.	186,819	6,889,885
Spirit Airlines, Inc. *	21,185	847,188
Swift Transportation Co. *	31,989	595,315
Union Pacific Corp.	252,623	24,133,075
United Continental Holdings, Inc. *	104,700	5,277,927
United Parcel Service, Inc., Class B	207,225	22,633,115
Virgin America, Inc. *	8,434	469,690
Werner Enterprises, Inc.	13,505	311,695
XPO Logistics, Inc. *	34,423	1,232,343
		135,897,825
Security	Number of Shares	Value ($)
Utilities 3.3%
AES Corp.	183,811	2,218,599
ALLETE, Inc.	13,100	776,830
Alliant Energy Corp.	62,880	2,386,296
Ameren Corp.	68,578	3,389,125
American Electric Power Co., Inc.	141,480	9,135,364
American States Water Co.	10,480	408,510
American Water Works Co., Inc.	49,783	3,683,444
Aqua America, Inc.	58,066	1,765,787
Atmos Energy Corp.	31,498	2,321,403
Avangrid, Inc.	16,566	689,146
Avista Corp.	20,960	851,395
Black Hills Corp.	13,089	765,837
California Water Service Group	24,448	745,419
Calpine Corp. *	112,666	1,406,072
CenterPoint Energy, Inc.	121,079	2,720,645
Chesapeake Utilities Corp.	5,494	349,693
CMS Energy Corp.	78,600	3,298,842
Connecticut Water Service, Inc.	5,494	254,757
Consolidated Edison, Inc.	90,648	6,821,262
Dominion Resources, Inc.	184,215	13,661,384
DTE Energy Co.	54,242	5,039,082
Duke Energy Corp.	204,422	16,284,256
Dynegy, Inc. *	29,052	368,089
Edison International	98,608	7,170,774
El Paso Electric Co.	13,100	598,539
Entergy Corp.	52,400	4,097,680
Eversource Energy	95,557	5,157,211
Exelon Corp.	283,952	9,654,368
FirstEnergy Corp.	120,600	3,947,238
Great Plains Energy, Inc.	42,426	1,152,290
Hawaiian Electric Industries, Inc.	36,684	1,100,887
IDACORP, Inc.	15,720	1,195,820
ITC Holdings Corp.	52,842	2,389,515
MDU Resources Group, Inc.	56,447	1,330,456
MGE Energy, Inc.	16,500	906,510
Middlesex Water Co.	5,512	183,935
National Fuel Gas Co.	23,666	1,350,382
New Jersey Resources Corp.	26,200	881,368
NextEra Energy, Inc.	138,937	16,803,041
NiSource, Inc.	96,213	2,303,339
Northwest Natural Gas Co.	10,480	625,970
NorthWestern Corp.	14,692	849,491
NRG Energy, Inc.	117,544	1,423,458
NRG Yield, Inc., Class A	10,762	173,161
NRG Yield, Inc., Class C	26,274	442,454
OGE Energy Corp.	58,488	1,820,731
ONE Gas, Inc.	14,039	859,608
Ormat Technologies, Inc.	10,895	527,318
Otter Tail Corp.	19,080	653,299
Pattern Energy Group, Inc.	25,291	601,926
PG&E Corp.	147,898	9,160,802
Piedmont Natural Gas Co., Inc.	29,520	1,774,152
Pinnacle West Capital Corp.	31,440	2,359,258
PNM Resources, Inc.	23,580	749,608
Portland General Electric Co.	29,099	1,225,359
PPL Corp.	197,511	6,869,433
Public Service Enterprise Group, Inc.	146,720	6,273,747
Questar Corp.	49,933	1,248,824
SCANA Corp.	41,972	2,965,322

18    See financial notes

Schwab U.S. Broad Market ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Sempra Energy	71,258	7,455,725
SJW Corp.	11,345	484,318
South Jersey Industries, Inc.	20,960	622,093
Southwest Gas Corp.	13,100	914,642
Spire, Inc.	13,540	876,038
TerraForm Power, Inc., Class A *(a)	32,536	417,762
The Empire District Electric Co.	13,190	446,086
The Southern Co.	280,111	14,378,098
UGI Corp.	47,160	2,144,837
Unitil Corp.	8,320	328,973
Vectren Corp.	23,580	1,153,298
WEC Energy Group, Inc.	92,198	5,520,816
Westar Energy, Inc.	42,406	2,329,786
WGL Holdings, Inc.	15,720	987,845
Xcel Energy, Inc.	144,154	5,962,209
		224,191,037
Total Common Stock
(Cost $5,748,779,107)		6,832,625,477

Rights 0.0% of net assets
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Dyax Corp. CVR *(c)(d)	35,613	39,530
Telecommunication Services 0.0%
Leap Wireless CVR *(c)(d)	8,528	25,584
Total Rights
(Cost $61,021)		65,114

Other Investment Companies 0.5% of net assets
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (e)	10,645,211	10,645,211
Securities Lending Collateral 0.4%
Wells Fargo Government Money Market Fund, Select Class 0.32% (e)	25,209,333	25,209,333
Total Other Investment Companies
(Cost $35,854,544)		35,854,544

End of Investments

At 08/31/16, the tax basis cost of the fund's investments was $5,785,415,200 and the unrealized appreciation and depreciation were $1,215,337,186 and ($132,207,251), respectively, with a net unrealized appreciation of $1,083,129,935.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $24,335,508.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	Illiquid security. At the period end, the value of these amounted to $65,114 or 0.0% of net assets.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(e)	The rate shown is the 7-day yield.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 09/16/16	175	18,983,125	(55,588)

See financial notes    19

Schwab U.S. Large-Cap ETF
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	5,309,657,370	6,194,416,719
0.4%	Other Investment Companies	24,174,077	24,174,077
100.0%	Total Investments	5,333,831,447	6,218,590,796
(0.0%)	Other Assets and Liabilities, Net		(244,990)
100.0%	Net Assets		6,218,345,806

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets
Automobiles & Components 1.0%
Autoliv, Inc.	27,314	2,900,200
BorgWarner, Inc.	65,528	2,253,508
Delphi Automotive plc	83,491	5,899,474
Ford Motor Co.	1,188,921	14,980,405
General Motors Co.	424,668	13,555,403
Harley-Davidson, Inc.	59,466	3,133,858
Johnson Controls, Inc.	193,280	8,481,126
Lear Corp.	22,527	2,619,665
Tesla Motors, Inc. *(a)	34,706	7,358,019
The Goodyear Tire & Rubber Co.	80,148	2,352,344
		63,534,002
Banks 5.4%
Bank of America Corp.	3,133,255	50,570,736
BB&T Corp.	259,950	10,008,075
BOK Financial Corp.	5,152	355,849
CIT Group, Inc.	53,025	1,955,562
Citigroup, Inc.	895,104	42,732,265
Citizens Financial Group, Inc.	157,185	3,893,472
Comerica, Inc.	53,097	2,510,957
Cullen/Frost Bankers, Inc.	19,493	1,421,040
East West Bancorp, Inc.	44,182	1,640,919
Fifth Third Bancorp	233,984	4,717,117
First Republic Bank	44,356	3,413,638
Huntington Bancshares, Inc.	378,862	3,792,409
JPMorgan Chase & Co.	1,113,636	75,170,430
KeyCorp	330,295	4,148,505
M&T Bank Corp.	47,035	5,565,651
New York Community Bancorp, Inc.	149,807	2,263,584
People's United Financial, Inc.	91,592	1,488,370
Regions Financial Corp.	395,273	3,940,872
Signature Bank *	17,561	2,142,617
SunTrust Banks, Inc.	152,020	6,699,521
Security	Number of Shares	Value ($)
SVB Financial Group *	15,194	1,687,446
The PNC Financial Services Group, Inc.	152,302	13,722,410
U.S. Bancorp	492,011	21,722,286
Wells Fargo & Co.	1,401,656	71,204,125
Zions Bancorp	56,757	1,736,197
		338,504,053
Capital Goods 7.2%
3M Co.	183,259	32,847,343
A.O. Smith Corp.	22,041	2,126,516
Acuity Brands, Inc.	13,745	3,781,524
AGCO Corp.	19,458	944,491
Allegion plc	27,639	1,968,450
Allison Transmission Holdings, Inc.	48,294	1,339,676
AMETEK, Inc.	70,661	3,444,724
B/E Aerospace, Inc.	32,510	1,643,380
Carlisle Cos., Inc.	20,334	2,132,223
Caterpillar, Inc.	176,701	14,480,647
Chicago Bridge & Iron Co. N.V.	30,524	909,005
Colfax Corp. *	26,667	791,477
Cummins, Inc.	48,377	6,076,635
Deere & Co.	92,056	7,783,335
Donaldson Co., Inc.	38,780	1,456,189
Dover Corp.	46,355	3,360,737
Eaton Corp. plc	139,983	9,314,469
Emerson Electric Co.	195,111	10,278,447
Fastenal Co.	86,981	3,749,751
Flowserve Corp.	39,266	1,899,296
Fluor Corp.	41,872	2,173,157
Fortive Corp.	90,744	4,779,486
Fortune Brands Home & Security, Inc.	48,623	3,090,478
General Dynamics Corp.	89,591	13,637,542
General Electric Co.	2,792,401	87,234,607
HD Supply Holdings, Inc. *	54,078	1,952,757
Herc Holdings, Inc. *	7,940	268,451
Honeywell International, Inc.	236,426	27,593,278
Hubbell, Inc.	16,105	1,744,333
IDEX Corp.	21,697	2,027,368
Illinois Tool Works, Inc.	98,543	11,711,836
Ingersoll-Rand plc	77,859	5,293,633
Jacobs Engineering Group, Inc. *	38,727	2,040,526
L-3 Communications Holdings, Inc.	23,345	3,474,203
Lincoln Electric Holdings, Inc.	18,613	1,183,042
Lockheed Martin Corp.	80,615	19,587,027
Masco Corp.	105,872	3,756,339
MSC Industrial Direct Co., Inc., Class A	12,920	943,677
Nordson Corp.	17,127	1,690,949
Northrop Grumman Corp.	55,322	11,732,137
Owens Corning	38,120	2,093,550
PACCAR, Inc.	114,126	6,829,300
Parker-Hannifin Corp.	40,136	4,917,864
Pentair plc	53,105	3,401,375
Quanta Services, Inc. *	48,911	1,258,480
Raytheon Co.	89,632	12,560,132
Rockwell Automation, Inc.	38,928	4,512,923
Rockwell Collins, Inc.	38,822	3,249,013
Roper Technologies, Inc.	29,521	5,241,454

20    See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Sensata Technologies Holding N.V. *	56,940	2,168,275
Snap-on, Inc.	18,848	2,889,210
SolarCity Corp. *(a)	13,365	276,121
Spirit AeroSystems Holdings, Inc., Class A *	37,335	1,710,690
Stanley Black & Decker, Inc.	45,998	5,692,252
Textron, Inc.	81,874	3,344,553
The Boeing Co.	182,171	23,582,036
The Middleby Corp. *	17,043	2,184,060
TransDigm Group, Inc. *	15,656	4,464,935
Trinity Industries, Inc.	46,860	1,144,321
United Rentals, Inc. *	29,570	2,433,907
United Technologies Corp.	236,302	25,149,622
W.W. Grainger, Inc.	17,296	3,989,495
WABCO Holdings, Inc. *	17,134	1,829,226
Wabtec Corp.	27,373	2,097,045
Xylem, Inc.	53,040	2,697,614
		445,960,594
Commercial & Professional Services 0.8%
Cintas Corp.	25,558	3,003,321
Copart, Inc. *	32,059	1,635,650
Equifax, Inc.	34,671	4,573,105
IHS Markit Ltd. *	89,998	3,358,725
ManpowerGroup, Inc.	22,261	1,590,771
Nielsen Holdings plc	111,730	5,952,974
Republic Services, Inc.	73,754	3,726,052
Robert Half International, Inc.	39,634	1,519,171
Rollins, Inc.	33,450	953,325
Stericycle, Inc. *	27,515	2,365,740
The Dun & Bradstreet Corp.	12,949	1,782,430
Tyco International plc	125,836	5,496,516
Verisk Analytics, Inc. *	47,114	3,912,818
Waste Management, Inc.	125,853	8,047,041
		47,917,639
Consumer Durables & Apparel 1.5%
Carter's, Inc.	17,116	1,630,984
Coach, Inc.	81,915	3,127,515
D.R. Horton, Inc.	110,089	3,529,453
Garmin Ltd.	34,585	1,697,432
GoPro, Inc., Class A *(a)	23,084	338,181
Hanesbrands, Inc.	116,768	3,099,023
Harman International Industries, Inc.	22,006	1,863,688
Hasbro, Inc.	33,684	2,753,330
Leggett & Platt, Inc.	40,902	2,146,537
Lennar Corp., B Shares	3,049	115,832
Lennar Corp., Class A	50,628	2,394,704
lululemon athletica, Inc. *	34,804	2,662,854
Mattel, Inc.	105,745	3,503,332
Michael Kors Holdings Ltd. *	60,186	2,946,105
Mohawk Industries, Inc. *	18,574	3,952,176
Newell Brands, Inc.	138,654	7,359,754
NIKE, Inc., Class B	406,964	23,457,405
NVR, Inc. *	1,134	1,912,831
Polaris Industries, Inc. (a)	18,285	1,584,212
PulteGroup, Inc.	89,650	1,915,821
PVH Corp.	24,282	2,616,628
Security	Number of Shares	Value ($)
Ralph Lauren Corp.	16,889	1,750,038
Skechers U.S.A., Inc., Class A *	23,177	563,433
Toll Brothers, Inc. *	51,140	1,589,943
Under Armour, Inc., Class A *(a)	52,934	2,097,774
Under Armour, Inc., Class C *	61,851	2,204,988
VF Corp.	101,484	6,297,082
Whirlpool Corp.	23,424	4,184,463
		93,295,518
Consumer Services 1.9%
Aramark	69,112	2,621,418
Carnival Corp.	134,935	6,449,893
Chipotle Mexican Grill, Inc. *	9,013	3,728,948
Darden Restaurants, Inc.	37,379	2,304,042
Domino's Pizza, Inc.	15,794	2,362,309
Dunkin' Brands Group, Inc.	29,675	1,452,591
Extended Stay America, Inc.	17,116	242,191
H&R Block, Inc.	70,653	1,530,344
Hilton Worldwide Holdings, Inc.	157,426	3,757,759
Hyatt Hotels Corp., Class A *	10,714	572,985
Las Vegas Sands Corp.	112,008	5,623,922
Marriott International, Inc., Class A	57,865	4,127,510
McDonald's Corp.	266,337	30,804,537
MGM Resorts International *	139,521	3,333,157
Norwegian Cruise Line Holdings Ltd. *	46,291	1,661,384
Royal Caribbean Cruises Ltd.	49,515	3,521,012
Service Corp. International	60,825	1,608,213
Starbucks Corp.	447,367	25,155,446
Starwood Hotels & Resorts Worldwide, Inc.	51,272	3,971,529
Wyndham Worldwide Corp.	34,642	2,452,307
Wynn Resorts Ltd.	24,554	2,193,163
Yum! Brands, Inc.	123,077	11,164,315
		120,638,975
Diversified Financials 5.0%
Affiliated Managers Group, Inc. *	15,455	2,195,383
Ally Financial, Inc.	128,249	2,570,110
American Capital Agency Corp.	100,128	1,933,472
American Express Co.	246,781	16,183,898
Ameriprise Financial, Inc.	51,344	5,189,852
Annaly Capital Management, Inc.	278,767	2,985,595
Berkshire Hathaway, Inc., Class B *	570,725	85,888,405
BlackRock, Inc.	37,894	14,127,262
Capital One Financial Corp.	155,545	11,137,022
CME Group, Inc.	102,324	11,086,805
Discover Financial Services	127,727	7,663,620
E*TRADE Financial Corp. *	85,615	2,258,524
Eaton Vance Corp.	36,154	1,447,245
FactSet Research Systems, Inc.	12,100	2,154,163
Franklin Resources, Inc.	114,150	4,166,475
Intercontinental Exchange, Inc.	36,354	10,252,555
Invesco Ltd.	125,976	3,929,191
Lazard Ltd., Class A	38,912	1,440,911
Legg Mason, Inc.	29,168	1,008,921
LendingClub Corp. *	67,131	363,179
Leucadia National Corp.	102,386	1,960,692
LPL Financial Holdings, Inc. (a)	22,386	665,536
Moody's Corp.	50,777	5,518,952

See financial notes    21

Schwab U.S. Large-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Morgan Stanley	468,022	15,004,785
MSCI, Inc.	27,318	2,461,898
Nasdaq, Inc.	36,818	2,621,810
Navient Corp.	109,712	1,577,659
Northern Trust Corp.	65,270	4,607,409
OneMain Holdings, Inc. *	13,445	416,929
Raymond James Financial, Inc.	37,236	2,166,018
S&P Global, Inc.	79,391	9,807,964
Santander Consumer USA Holdings, Inc. *	28,912	363,713
SEI Investments Co.	41,576	1,916,654
State Street Corp.	121,414	8,528,119
Synchrony Financial	258,594	7,196,671
T. Rowe Price Group, Inc.	77,342	5,378,363
TD Ameritrade Holding Corp.	79,950	2,627,557
The Bank of New York Mellon Corp.	327,287	13,638,049
The Charles Schwab Corp. (b)	374,662	11,786,867
The Goldman Sachs Group, Inc.	118,601	20,098,125
Voya Financial, Inc.	63,776	1,864,810
		308,191,168
Energy 6.6%
Anadarko Petroleum Corp.	159,032	8,503,441
Antero Resources Corp. *	42,710	1,091,668
Apache Corp.	113,295	5,630,762
Baker Hughes, Inc.	134,819	6,623,657
Cabot Oil & Gas Corp.	137,963	3,398,029
Cheniere Energy, Inc. *	70,743	3,034,875
Chesapeake Energy Corp. *	143,527	911,396
Chevron Corp.	574,470	57,780,193
Cimarex Energy Co.	27,902	3,688,086
Concho Resources, Inc. *	38,751	5,006,629
ConocoPhillips	375,737	15,424,004
Continental Resources, Inc. *	24,388	1,169,648
Core Laboratories N.V.	15,086	1,686,313
Devon Energy Corp.	167,049	7,238,233
Ensco plc, Class A	92,052	698,675
EOG Resources, Inc.	169,899	15,034,363
EQT Corp.	54,478	3,895,177
Exxon Mobil Corp.	1,260,300	109,822,542
FMC Technologies, Inc. *	69,774	1,967,627
Halliburton Co.	268,375	11,542,809
Helmerich & Payne, Inc.	41,535	2,511,206
Hess Corp.	78,767	4,277,048
HollyFrontier Corp.	54,010	1,397,779
Kinder Morgan, Inc.	555,525	12,138,221
Marathon Oil Corp.	260,962	3,919,649
Marathon Petroleum Corp.	165,542	7,037,190
Murphy Oil Corp.	50,784	1,356,949
National Oilwell Varco, Inc.	113,544	3,808,266
Noble Energy, Inc.	128,630	4,435,162
Occidental Petroleum Corp.	231,971	17,826,971
Oceaneering International, Inc.	11,312	299,994
ONEOK, Inc.	67,298	3,155,603
Phillips 66	140,795	11,045,368
Pioneer Natural Resources Co.	50,034	8,958,588
Range Resources Corp.	51,793	1,997,656
Schlumberger Ltd.	422,270	33,359,330
Southwestern Energy Co. *	123,601	1,719,290
Spectra Energy Corp.	216,637	7,716,610
Security	Number of Shares	Value ($)
Tesoro Corp.	37,169	2,803,286
The Williams Cos., Inc.	214,506	5,993,298
Transocean Ltd. *(a)	101,772	987,188
Valero Energy Corp.	142,369	7,880,124
Weatherford International plc *	280,341	1,533,465
Whiting Petroleum Corp. *	60,125	438,311
		410,744,679
Food & Staples Retailing 2.1%
Costco Wholesale Corp.	132,717	21,512,098
CVS Health Corp.	325,830	30,432,522
Rite Aid Corp. *	339,256	2,554,598
Sysco Corp.	159,844	8,289,510
The Kroger Co.	291,377	9,321,150
Wal-Mart Stores, Inc.	463,422	33,106,868
Walgreens Boots Alliance, Inc.	264,724	21,365,874
Whole Foods Market, Inc.	98,821	3,002,182
		129,584,802
Food, Beverage & Tobacco 5.5%
Altria Group, Inc.	600,327	39,675,611
Archer-Daniels-Midland Co.	179,463	7,853,301
Brown-Forman Corp., Class A	15,094	780,964
Brown-Forman Corp., Class B	63,890	3,101,860
Bunge Ltd.	41,796	2,670,764
Campbell Soup Co.	55,817	3,389,208
ConAgra Foods, Inc.	132,590	6,180,020
Constellation Brands, Inc., Class A	53,265	8,738,123
Dr. Pepper Snapple Group, Inc.	57,958	5,430,665
Flowers Foods, Inc.	53,417	796,448
General Mills, Inc.	179,120	12,685,278
Hormel Foods Corp.	81,832	3,130,892
Ingredion, Inc.	22,339	3,059,549
Kellogg Co.	74,944	6,161,146
McCormick & Co., Inc. Non-Voting Shares	34,098	3,476,632
Mead Johnson Nutrition Co.	57,266	4,871,619
Molson Coors Brewing Co., Class B	56,855	5,817,404
Mondelez International, Inc., Class A	476,422	21,448,518
Monster Beverage Corp. *	45,823	7,051,702
PepsiCo, Inc.	436,803	46,628,720
Philip Morris International, Inc.	474,207	47,387,506
Pilgrim's Pride Corp.	17,838	411,701
Reynolds American, Inc.	260,207	12,898,461
The Coca-Cola Co.	1,183,765	51,410,914
The Hain Celestial Group, Inc. *	29,888	1,098,384
The Hershey Co.	43,469	4,342,118
The J.M. Smucker Co.	36,555	5,183,133
The Kraft Heinz Co.	180,529	16,155,540
The WhiteWave Foods Co. *	51,429	2,850,710
Tyson Foods, Inc., Class A	92,353	6,979,116
		341,666,007
Health Care Equipment & Services 5.3%
Abbott Laboratories	448,138	18,830,759
Aetna, Inc.	108,190	12,671,213
AmerisourceBergen Corp.	60,184	5,234,202
Anthem, Inc.	79,307	9,919,720
Baxter International, Inc.	166,381	7,774,984

22    See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Becton Dickinson & Co.	64,481	11,426,678
Boston Scientific Corp. *	415,240	9,891,017
C.R. Bard, Inc.	22,242	4,911,923
Cardinal Health, Inc.	99,268	7,908,682
Centene Corp. *	52,237	3,567,265
Cerner Corp. *	91,853	5,928,193
Cigna Corp.	76,256	9,780,595
Community Health Systems, Inc. *	38,920	415,666
Danaher Corp.	181,704	14,792,523
DaVita HealthCare Partners, Inc. *	50,865	3,287,405
DENTSPLY SIRONA, Inc.	74,498	4,578,647
DexCom, Inc. *	27,161	2,474,095
Edwards Lifesciences Corp. *	66,046	7,605,857
Envision Healthcare Holdings, Inc. *	63,853	1,370,285
Express Scripts Holding Co. *	190,546	13,852,694
HCA Holdings, Inc. *	94,483	7,138,191
Henry Schein, Inc. *	24,486	4,010,562
Hologic, Inc. *	75,019	2,882,230
Humana, Inc.	45,499	8,131,126
IDEXX Laboratories, Inc. *	28,859	3,251,832
IMS Health Holdings, Inc. *	46,015	1,372,167
Intuitive Surgical, Inc. *	11,375	7,808,027
Laboratory Corp. of America Holdings *	29,485	4,037,381
McKesson Corp.	68,534	12,652,747
MEDNAX, Inc. *	26,563	1,747,049
Medtronic plc	426,203	37,092,447
Patterson Cos., Inc.	24,737	1,137,902
Premier, Inc., Class A *	18,966	600,274
Quest Diagnostics, Inc.	43,598	3,610,786
ResMed, Inc.	45,066	3,005,452
St. Jude Medical, Inc.	87,986	6,855,869
Stryker Corp.	93,753	10,843,472
Tenet Healthcare Corp. *	31,849	761,191
The Cooper Cos., Inc.	14,748	2,741,948
UnitedHealth Group, Inc.	288,699	39,277,499
Universal Health Services, Inc., Class B	27,019	3,256,600
Varian Medical Systems, Inc. *	27,470	2,640,691
Zimmer Biomet Holdings, Inc.	60,523	7,844,386
		328,922,232
Household & Personal Products 2.0%
Church & Dwight Co., Inc.	39,022	3,879,567
Colgate-Palmolive Co.	275,739	20,498,437
Coty, Inc., Class A (a)	29,588	797,397
Edgewell Personal Care Co. *	17,538	1,403,215
Herbalife Ltd. *(a)	18,623	1,131,347
Kimberly-Clark Corp.	108,682	13,917,817
Spectrum Brands Holdings, Inc.	8,047	1,079,908
The Clorox Co.	39,234	5,141,223
The Estee Lauder Cos., Inc., Class A	65,602	5,853,667
The Procter & Gamble Co.	812,614	70,949,328
		124,651,906
Insurance 2.9%
Aflac, Inc.	126,645	9,394,526
Alleghany Corp. *	4,911	2,633,278
American Financial Group, Inc.	21,845	1,641,652
Security	Number of Shares	Value ($)
American International Group, Inc.	349,524	20,912,021
Aon plc	80,865	9,004,318
Arch Capital Group Ltd. *	31,427	2,543,701
Arthur J. Gallagher & Co.	51,321	2,535,771
Axis Capital Holdings Ltd.	29,032	1,651,050
Brown & Brown, Inc.	36,427	1,364,920
Chubb Ltd.	140,297	17,807,898
Cincinnati Financial Corp.	44,367	3,421,139
CNA Financial Corp.	9,796	326,305
Erie Indemnity Co., Class A	7,287	743,493
Everest Re Group Ltd.	12,839	2,482,806
FNF Group	79,791	3,007,323
Lincoln National Corp.	74,990	3,601,770
Loews Corp.	75,634	3,166,039
Markel Corp. *	3,969	3,695,575
Marsh & McLennan Cos., Inc.	160,117	10,828,713
MetLife, Inc.	340,630	14,783,342
Principal Financial Group, Inc.	79,862	3,918,828
Prudential Financial, Inc.	135,180	10,730,588
Reinsurance Group of America, Inc.	19,580	2,101,326
RenaissanceRe Holdings Ltd.	12,606	1,508,938
The Allstate Corp.	116,181	8,011,842
The Hartford Financial Services Group, Inc.	119,033	4,888,685
The Progressive Corp.	173,531	5,650,169
The Travelers Cos., Inc.	87,999	10,446,361
Torchmark Corp.	34,749	2,247,565
Unum Group	73,126	2,604,017
W.R. Berkley Corp.	31,562	1,873,836
Willis Towers Watson plc	41,811	5,184,982
XL Group Ltd.	90,268	3,089,874
		177,802,651
Materials 3.0%
Air Products & Chemicals, Inc.	58,805	9,151,234
Albemarle Corp.	32,712	2,615,979
Alcoa, Inc.	394,121	3,972,740
Ashland, Inc.	20,187	2,363,494
Avery Dennison Corp.	27,226	2,108,381
Axalta Coating Systems Ltd. *	54,424	1,557,615
Ball Corp.	53,386	4,227,637
Celanese Corp., Series A	45,724	2,945,997
CF Industries Holdings, Inc.	70,038	1,820,988
Crown Holdings, Inc. *	40,922	2,219,200
E.I. du Pont de Nemours & Co.	265,826	18,501,490
Eastman Chemical Co.	46,818	3,178,474
Ecolab, Inc.	80,541	9,910,570
FMC Corp.	38,875	1,824,793
Freeport-McMoRan, Inc.	382,814	3,939,156
Huntsman Corp.	55,408	958,004
International Flavors & Fragrances, Inc.	24,060	3,334,235
International Paper Co.	124,088	6,017,027
LyondellBasell Industries N.V., Class A	104,818	8,269,092
Martin Marietta Materials, Inc.	19,406	3,551,880
Monsanto Co.	134,793	14,355,455
Newmont Mining Corp.	163,796	6,263,559
Nucor Corp.	94,410	4,579,829
Packaging Corp. of America	27,417	2,155,799
PPG Industries, Inc.	79,616	8,429,742

See financial notes    23

Schwab U.S. Large-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Praxair, Inc.	85,680	10,456,387
Reliance Steel & Aluminum Co.	22,199	1,600,104
RPM International, Inc.	43,983	2,398,393
Sealed Air Corp.	61,432	2,895,290
The Dow Chemical Co.	342,839	18,389,884
The Mosaic Co.	108,613	3,265,993
The Sherwin-Williams Co.	24,160	6,854,434
The Valspar Corp.	21,008	2,214,453
Vulcan Materials Co.	40,147	4,571,539
W.R. Grace & Co.	21,911	1,711,906
Westlake Chemical Corp.	12,164	630,338
WestRock Co.	78,560	3,763,024
		187,004,115
Media 3.0%
AMC Networks, Inc., Class A *	17,554	953,884
CBS Corp., Class A	900	46,647
CBS Corp., Class B Non-Voting Shares	125,769	6,417,992
Charter Communications, Inc., Class A *	65,986	16,972,259
Comcast Corp., Class A	731,406	47,731,556
Discovery Communications, Inc., Class A *	43,393	1,106,955
Discovery Communications, Inc., Class C *	79,833	1,981,455
DISH Network Corp., Class A *	70,419	3,537,146
Liberty Broadband Corp., Class A *	5,098	343,860
Liberty Broadband Corp., Class C *	21,841	1,496,764
Liberty Global plc, Class A *	91,847	2,906,958
Liberty Global plc, Series C *	198,839	6,130,206
Liberty SiriusXM Group, Class A *	29,278	981,106
Liberty SiriusXM Group, Class C *	58,556	1,945,816
Lions Gate Entertainment Corp. (a)	28,039	587,697
MSG Networks, Inc., Class A *	16,939	296,094
News Corp., Class A	114,010	1,602,981
News Corp., Class B	30,688	442,828
Omnicom Group, Inc.	70,839	6,101,363
Scripps Networks Interactive, Inc., Class A	27,766	1,759,531
Sirius XM Holdings, Inc. *	659,626	2,730,852
TEGNA, Inc.	68,021	1,378,106
The Interpublic Group of Cos., Inc.	122,753	2,840,504
The Walt Disney Co.	455,634	43,039,188
Time Warner, Inc.	240,727	18,875,404
Tribune Media Co., Class A	27,695	1,054,626
Twenty-First Century Fox, Inc., Class A	330,736	8,116,261
Twenty-First Century Fox, Inc., Class B	130,905	3,252,989
Viacom, Inc., Class A	1,200	54,228
Viacom, Inc., Class B	112,057	4,520,379
		189,205,635
Pharmaceuticals, Biotechnology & Life Sciences 9.0%
AbbVie, Inc.	493,257	31,617,774
Agilent Technologies, Inc.	99,700	4,683,906
Alexion Pharmaceuticals, Inc. *	68,357	8,603,412
Alkermes plc *	50,912	2,228,418
Allergan plc *	120,809	28,334,543
Security	Number of Shares	Value ($)
Alnylam Pharmaceuticals, Inc. *	26,561	1,855,286
Amgen, Inc.	230,607	39,217,026
Biogen, Inc. *	66,385	20,289,248
BioMarin Pharmaceutical, Inc. *	49,360	4,634,410
Bristol-Myers Squibb Co.	507,769	29,140,863
Celgene Corp. *	236,190	25,210,921
Eli Lilly & Co.	295,144	22,947,446
Endo International plc *	48,060	994,842
Gilead Sciences, Inc.	406,404	31,853,946
Illumina, Inc. *	44,498	7,490,793
Incyte Corp. *	51,128	4,146,481
Ionis Pharmaceuticals, Inc. *	18,771	556,560
Jazz Pharmaceuticals plc *	19,415	2,404,159
Johnson & Johnson	839,385	100,172,206
Mallinckrodt plc *	35,124	2,618,143
Medivation, Inc. *	52,996	4,269,358
Merck & Co., Inc.	848,567	53,281,522
Mettler-Toledo International, Inc. *	7,828	3,155,232
Mylan N.V. *	128,051	5,424,240
OPKO Health, Inc. *(a)	94,211	857,320
PerkinElmer, Inc.	33,688	1,793,886
Perrigo Co., plc	43,582	3,965,526
Pfizer, Inc.	1,852,529	64,468,009
Quintiles Transnational Holdings, Inc. *	29,432	2,275,094
Regeneron Pharmaceuticals, Inc. *	23,623	9,273,209
Seattle Genetics, Inc. *	31,670	1,410,898
Thermo Fisher Scientific, Inc.	119,242	18,147,440
United Therapeutics Corp. *	13,145	1,607,371
Vertex Pharmaceuticals, Inc. *	77,183	7,294,565
Waters Corp. *	24,411	3,840,094
Zoetis, Inc.	143,010	7,307,811
		557,371,958
Real Estate 3.5%
Alexandria Real Estate Equities, Inc.	23,021	2,534,382
American Campus Communities, Inc.	39,603	1,984,506
American Tower Corp.	127,761	14,485,542
Apartment Investment & Management Co., Class A	49,499	2,236,365
AvalonBay Communities, Inc.	41,456	7,255,215
Boston Properties, Inc.	47,482	6,653,653
Brixmor Property Group, Inc.	72,564	2,072,428
Camden Property Trust	24,060	2,111,746
CBRE Group, Inc., Class A *	88,188	2,635,939
Crown Castle International Corp.	102,159	9,681,608
DDR Corp.	89,651	1,695,300
Digital Realty Trust, Inc.	44,251	4,384,832
Duke Realty Corp.	106,306	2,989,325
Equinix, Inc.	21,184	7,809,482
Equity Residential	111,123	7,208,549
Essex Property Trust, Inc.	19,806	4,497,943
Extra Space Storage, Inc.	39,824	3,207,823
Federal Realty Investment Trust	22,773	3,620,907
General Growth Properties, Inc.	183,757	5,354,679
HCP, Inc.	140,219	5,514,813
Host Hotels & Resorts, Inc.	229,436	4,088,549
Iron Mountain, Inc.	72,926	2,801,088
Jones Lang LaSalle, Inc.	15,459	1,804,838

24    See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Kilroy Realty Corp.	29,252	2,124,573
Kimco Realty Corp.	117,937	3,544,007
Lamar Advertising Co., Class A	22,681	1,413,707
Liberty Property Trust	40,250	1,659,507
Mid-America Apartment Communities, Inc.	21,941	2,062,235
National Retail Properties, Inc.	45,429	2,275,993
Omega Healthcare Investors, Inc.	47,431	1,717,002
Prologis, Inc.	158,751	8,431,266
Public Storage	45,811	10,258,915
Realogy Holdings Corp.	41,526	1,114,558
Realty Income Corp.	77,706	5,107,615
Regency Centers Corp.	26,466	2,131,572
Senior Housing Properties Trust	77,606	1,733,718
Simon Property Group, Inc.	94,626	20,389,064
SL Green Realty Corp.	29,747	3,501,817
Taubman Centers, Inc.	17,356	1,348,040
The Macerich Co.	41,031	3,360,029
UDR, Inc.	81,838	2,960,899
Ventas, Inc.	102,739	7,466,043
VEREIT, Inc.	265,660	2,776,147
Vornado Realty Trust	53,530	5,530,184
Weingarten Realty Investors	31,634	1,304,902
Welltower, Inc.	110,833	8,506,433
Weyerhaeuser Co.	229,496	7,309,448
WP Carey, Inc.	36,595	2,439,057
		217,096,243
Retailing 5.3%
Advance Auto Parts, Inc.	21,671	3,410,582
Amazon.com, Inc. *	117,456	90,342,457
AutoNation, Inc. *	22,375	1,059,456
AutoZone, Inc. *	8,780	6,513,004
Bed Bath & Beyond, Inc.	50,546	2,343,818
Best Buy Co., Inc.	87,461	3,365,499
CarMax, Inc. *	60,775	3,582,686
Dick's Sporting Goods, Inc.	29,157	1,708,600
Dillard's, Inc., Class A	8,098	487,824
Dollar General Corp.	86,807	6,372,502
Dollar Tree, Inc. *	72,308	5,979,872
Expedia, Inc.	35,184	3,839,278
Foot Locker, Inc.	41,560	2,727,999
GameStop Corp., Class A	20,424	579,837
Genuine Parts Co.	43,786	4,502,077
Kohl's Corp.	58,081	2,577,635
L Brands, Inc.	79,135	6,030,878
Liberty Interactive Corp. QVC Group, Class A *	148,417	3,136,051
Liberty Ventures, Series A *	40,084	1,544,837
LKQ Corp. *	95,898	3,460,959
Lowe's Cos., Inc.	276,597	21,176,266
Macy's, Inc.	96,413	3,488,222
Netflix, Inc. *	130,298	12,697,540
Nordstrom, Inc. (a)	41,585	2,098,379
O'Reilly Automotive, Inc. *	29,638	8,297,158
Ross Stores, Inc.	121,380	7,554,691
Sally Beauty Holdings, Inc. *	45,779	1,246,104
Signet Jewelers Ltd.	24,093	1,975,144
Staples, Inc.	187,848	1,607,979
Target Corp.	181,521	12,740,959
The Gap, Inc.	70,477	1,752,763
Security	Number of Shares	Value ($)
The Home Depot, Inc.	375,467	50,357,634
The Priceline Group, Inc. *	15,120	21,420,958
The TJX Cos., Inc.	202,536	15,684,388
Tiffany & Co.	31,554	2,252,009
Tractor Supply Co.	41,067	3,447,575
TripAdvisor, Inc. *	34,833	2,124,813
Ulta Salon, Cosmetics & Fragrance, Inc. *	19,707	4,871,768
Urban Outfitters, Inc. *	31,365	1,124,435
Williams-Sonoma, Inc.	26,509	1,395,434
		330,880,070
Semiconductors & Semiconductor Equipment 3.0%
Analog Devices, Inc.	93,987	5,879,827
Applied Materials, Inc.	329,476	9,831,564
Broadcom Ltd.	113,936	20,100,589
First Solar, Inc. *	21,904	828,409
Intel Corp.	1,434,858	51,497,054
KLA-Tencor Corp.	48,157	3,335,354
Lam Research Corp.	48,233	4,501,104
Linear Technology Corp.	70,675	4,116,112
Marvell Technology Group Ltd.	155,316	1,925,918
Maxim Integrated Products, Inc.	84,534	3,442,224
Microchip Technology, Inc.	65,464	4,052,876
Micron Technology, Inc. *	319,647	5,270,979
NVIDIA Corp.	154,097	9,452,310
Qorvo, Inc. *	37,882	2,175,563
QUALCOMM, Inc.	446,051	28,132,437
Skyworks Solutions, Inc.	57,744	4,322,716
Texas Instruments, Inc.	306,902	21,341,965
Xilinx, Inc.	77,036	4,176,122
		184,383,123
Software & Services 12.6%
Accenture plc, Class A	190,099	21,861,385
Activision Blizzard, Inc.	155,051	6,414,460
Adobe Systems, Inc. *	150,480	15,395,609
Akamai Technologies, Inc. *	54,300	2,981,070
Alliance Data Systems Corp. *	18,594	3,803,961
Alphabet, Inc., Class A *	89,491	70,684,466
Alphabet, Inc., Class C *	90,166	69,161,830
Amdocs Ltd.	46,082	2,770,450
ANSYS, Inc. *	26,476	2,517,603
Autodesk, Inc. *	67,881	4,575,179
Automatic Data Processing, Inc.	138,434	12,432,758
Broadridge Financial Solutions, Inc.	35,186	2,438,390
CA, Inc.	94,513	3,204,936
Cadence Design Systems, Inc. *	94,225	2,397,084
CDK Global, Inc.	46,850	2,716,363
Citrix Systems, Inc. *	46,298	4,037,186
Cognizant Technology Solutions Corp., Class A *	187,544	10,772,527
CommerceHub, Inc., Series A *	3,974	58,775
CommerceHub, Inc., Series C *	8,000	117,840
Computer Sciences Corp.	41,566	1,955,265
CoStar Group, Inc. *	9,696	2,009,496
CSRA, Inc.	41,566	1,055,361
eBay, Inc. *	328,390	10,561,022
Electronic Arts, Inc. *	94,017	7,637,001
Facebook, Inc., Class A *	704,927	88,905,393

See financial notes    25

Schwab U.S. Large-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Fidelity National Information Services, Inc.	84,566	6,708,621
FireEye, Inc. *	54,445	781,830
Fiserv, Inc. *	67,770	6,983,698
FleetCor Technologies, Inc. *	24,174	3,969,371
Fortinet, Inc. *	43,382	1,567,825
Gartner, Inc. *	27,270	2,481,570
Global Payments, Inc.	46,473	3,529,624
IAC/InterActiveCorp	22,155	1,300,720
International Business Machines Corp.	268,042	42,586,513
Intuit, Inc.	78,596	8,759,524
Jack Henry & Associates, Inc.	24,348	2,124,850
LinkedIn Corp., Class A *	36,460	7,027,665
MasterCard, Inc., Class A	291,592	28,176,535
Microsoft Corp.	2,387,436	137,182,073
NetSuite, Inc. *	13,208	1,438,351
Nuance Communications, Inc. *	74,660	1,088,543
Oracle Corp.	944,077	38,914,854
Paychex, Inc.	100,557	6,100,793
PayPal Holdings, Inc. *	335,756	12,473,335
Rackspace Hosting, Inc. *	20,424	642,335
Red Hat, Inc. *	55,380	4,041,632
Sabre Corp.	57,044	1,605,789
salesforce.com, Inc. *	194,344	15,434,800
ServiceNow, Inc. *	46,323	3,366,292
Splunk, Inc. *	42,155	2,455,107
SS&C Technologies Holdings, Inc.	46,185	1,521,796
Symantec Corp.	188,936	4,559,026
Synopsys, Inc. *	45,906	2,721,767
Tableau Software, Inc., Class A *	20,014	1,161,412
Teradata Corp. *	36,916	1,171,345
The Western Union Co.	146,686	3,156,683
Total System Services, Inc.	48,866	2,406,650
Twitter, Inc. *	183,818	3,531,144
Vantiv, Inc., Class A *	47,298	2,541,795
VeriSign, Inc. *	30,000	2,233,500
Visa, Inc., Class A	586,422	47,441,540
VMware, Inc., Class A *(a)	22,951	1,682,997
Workday, Inc., Class A *	34,794	2,950,183
Xerox Corp.	285,983	2,816,933
Yahoo! Inc. *	271,005	11,585,464
		782,689,895
Technology Hardware & Equipment 5.2%
Amphenol Corp., Class A	91,568	5,705,602
Apple, Inc.	1,665,770	176,738,197
Arrow Electronics, Inc. *	28,978	1,907,622
Avnet, Inc.	40,902	1,704,795
CDW Corp.	41,733	1,863,378
Cisco Systems, Inc.	1,536,609	48,310,987
CommScope Holding Co., Inc. *	50,839	1,503,309
Corning, Inc.	340,520	7,726,399
EMC Corp.	591,206	17,139,062
F5 Networks, Inc. *	21,896	2,687,296
Fitbit, Inc., Class A *(a)	10,472	162,107
FLIR Systems, Inc.	41,589	1,282,189
Harris Corp.	36,628	3,405,671
Hewlett Packard Enterprise Co.	513,674	11,033,718
HP, Inc.	530,374	7,621,474
Jabil Circuit, Inc.	55,338	1,172,612
Security	Number of Shares	Value ($)
Juniper Networks, Inc.	104,841	2,419,730
Keysight Technologies, Inc. *	49,360	1,502,025
Motorola Solutions, Inc.	47,257	3,638,316
National Instruments Corp.	29,097	812,970
NCR Corp. *	36,503	1,235,627
NetApp, Inc.	91,801	3,175,397
Palo Alto Networks, Inc. *	22,514	2,998,189
Seagate Technology plc	89,625	3,023,948
TE Connectivity Ltd.	111,490	7,087,419
Trimble Navigation Ltd. *	83,212	2,280,009
Western Digital Corp.	88,358	4,123,668
		322,261,716
Telecommunication Services 2.6%
AT&T, Inc.	1,880,895	76,890,988
CenturyLink, Inc.	166,555	4,630,229
Frontier Communications Corp.	381,554	1,755,148
Level 3 Communications, Inc. *	90,731	4,502,980
SBA Communications Corp., Class A *	39,400	4,497,510
Sprint Corp. *	243,222	1,503,112
T-Mobile US, Inc. *	82,915	3,842,281
Verizon Communications, Inc.	1,241,168	64,950,321
Zayo Group Holdings, Inc. *	12,507	362,828
		162,935,397
Transportation 2.0%
Alaska Air Group, Inc.	36,935	2,494,221
AMERCO	1,500	515,565
American Airlines Group, Inc.	160,832	5,838,202
Avis Budget Group, Inc. *	30,384	1,097,774
C.H. Robinson Worldwide, Inc.	44,410	3,082,942
CSX Corp.	294,169	8,319,099
Delta Air Lines, Inc.	233,800	8,592,150
Expeditors International of Washington, Inc.	54,399	2,755,309
FedEx Corp.	77,565	12,792,795
Genesee & Wyoming, Inc., Class A *	15,578	1,059,148
Hertz Global Holdings, Inc. *	23,821	1,173,423
J.B. Hunt Transport Services, Inc.	26,591	2,111,060
JetBlue Airways Corp. *	91,862	1,465,199
Kansas City Southern	32,162	3,110,709
Kirby Corp. *	16,969	884,085
Macquarie Infrastructure Corp.	21,841	1,745,970
Norfolk Southern Corp.	91,688	8,609,503
Old Dominion Freight Line, Inc. *	21,641	1,539,324
Southwest Airlines Co.	195,208	7,199,271
Union Pacific Corp.	256,338	24,487,969
United Continental Holdings, Inc. *	106,217	5,354,399
United Parcel Service, Inc., Class B	207,969	22,714,374
		126,942,491
Utilities 3.2%
AES Corp.	214,050	2,583,583
Alliant Energy Corp.	83,502	3,168,901
Ameren Corp.	72,445	3,580,232
American Electric Power Co., Inc.	145,473	9,393,192
American Water Works Co., Inc.	54,973	4,067,452
Aqua America, Inc.	58,913	1,791,544
Atmos Energy Corp.	29,988	2,210,116

26    See financial notes

Schwab U.S. Large-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Avangrid, Inc.	19,000	790,400
Calpine Corp. *	101,088	1,261,578
CenterPoint Energy, Inc.	152,626	3,429,506
CMS Energy Corp.	79,498	3,336,531
Consolidated Edison, Inc.	89,102	6,704,925
Dominion Resources, Inc.	192,294	14,260,523
DTE Energy Co.	52,120	4,841,948
Duke Energy Corp.	209,491	16,688,053
Edison International	100,515	7,309,451
Entergy Corp.	53,489	4,182,840
Eversource Energy	91,504	4,938,471
Exelon Corp.	283,009	9,622,306
FirstEnergy Corp.	128,647	4,210,616
ITC Holdings Corp.	45,902	2,075,688
National Fuel Gas Co.	24,102	1,375,260
NextEra Energy, Inc.	140,529	16,995,577
NiSource, Inc.	92,152	2,206,119
NRG Energy, Inc.	108,380	1,312,482
OGE Energy Corp.	57,768	1,798,318
PG&E Corp.	151,398	9,377,592
Pinnacle West Capital Corp.	31,488	2,362,860
PPL Corp.	212,707	7,397,949
Public Service Enterprise Group, Inc.	156,814	6,705,367
SCANA Corp.	41,429	2,926,959
Sempra Energy	71,160	7,445,471
The Southern Co.	287,691	14,767,179
UGI Corp.	54,193	2,464,698
WEC Energy Group, Inc.	96,994	5,808,001
Westar Energy, Inc.	40,961	2,250,397
Xcel Energy, Inc.	159,327	6,589,765
		202,231,850
Total Common Stock
(Cost $5,309,657,370)		6,194,416,719

Other Investment Companies 0.4% of net assets
Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (c)	10,043,852	10,043,852
Securities Lending Collateral 0.2%
Wells Fargo Government Money Market Fund, Select Class 0.32% (c)	14,130,225	14,130,225
Total Other Investment Companies
(Cost $24,174,077)		24,174,077

End of Investments.

At 08/31/16, the tax basis cost of the fund's investments was $5,335,094,883 and the unrealized appreciation and depreciation were $1,006,206,434 and ($122,710,521), respectively, with a net unrealized appreciation of $883,495,913.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $13,704,072.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 09/16/16	170	18,440,750	104,547

See financial notes    27

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.8%	Common Stock	2,555,918,551	2,973,861,519
0.5%	Other Investment Companies	16,688,423	16,688,423
100.3%	Total Investments	2,572,606,974	2,990,549,942
(0.3%)	Other Assets and Liabilities, Net		(10,074,944)
100.0%	Net Assets		2,980,474,998

Security	Number of Shares	Value ($)
Common Stock 99.8% of net assets
Automobiles & Components 0.5%
BorgWarner, Inc.	67,166	2,309,839
Lear Corp.	23,253	2,704,091
Tesla Motors, Inc. *(a)	33,964	7,200,708
The Goodyear Tire & Rubber Co.	81,227	2,384,012
		14,598,650
Banks 0.3%
CIT Group, Inc.	51,182	1,887,592
East West Bancorp, Inc.	41,142	1,528,014
Signature Bank *	15,961	1,947,402
SVB Financial Group *	16,485	1,830,824
Zions Bancorp	63,417	1,939,926
		9,133,758
Capital Goods 6.0%
3M Co.	182,944	32,790,883
A.O. Smith Corp.	22,045	2,126,902
Acuity Brands, Inc.	13,262	3,648,641
Allegion plc	30,359	2,162,168
AMETEK, Inc.	72,293	3,524,284
B/E Aerospace, Inc.	32,055	1,620,380
Carlisle Cos., Inc.	18,817	1,973,151
Caterpillar, Inc.	178,414	14,621,027
Chicago Bridge & Iron Co. N.V.	28,162	838,664
Colfax Corp. *	29,407	872,800
Cummins, Inc.	49,210	6,181,268
Deere & Co.	90,250	7,630,637
Donaldson Co., Inc.	36,936	1,386,947
Dover Corp.	48,795	3,537,637
Fastenal Co.	87,264	3,761,951
Flowserve Corp.	40,225	1,945,683
Fortive Corp.	90,095	4,745,304
Security	Number of Shares	Value ($)
Fortune Brands Home & Security, Inc.	46,694	2,967,871
HD Supply Holdings, Inc. *	53,493	1,931,632
Herc Holdings, Inc. *	8,076	273,050
IDEX Corp.	23,421	2,188,458
Jacobs Engineering Group, Inc. *	37,824	1,992,947
Lincoln Electric Holdings, Inc.	20,138	1,279,971
MSC Industrial Direct Co., Inc., Class A	14,726	1,075,587
Nordson Corp.	16,056	1,585,209
PACCAR, Inc.	108,898	6,516,456
Pentair plc	57,211	3,664,364
Quanta Services, Inc. *	47,802	1,229,945
Roper Technologies, Inc.	30,363	5,390,951
Sensata Technologies Holding N.V. *	51,926	1,977,342
Snap-on, Inc.	17,675	2,709,401
SolarCity Corp. *(a)	16,625	343,472
Spirit AeroSystems Holdings, Inc., Class A *	37,323	1,710,140
Stanley Black & Decker, Inc.	45,789	5,666,389
Textron, Inc.	81,650	3,335,402
The Boeing Co.	181,740	23,526,243
The Middleby Corp. *	17,285	2,215,073
TransDigm Group, Inc. *	15,956	4,550,492
United Rentals, Inc. *	27,186	2,237,680
W.W. Grainger, Inc.	16,780	3,870,475
WABCO Holdings, Inc. *	15,968	1,704,744
Wabtec Corp.	27,192	2,083,179
		179,394,800
Commercial & Professional Services 1.0%
Cintas Corp.	26,376	3,099,444
Copart, Inc. *	30,823	1,572,589
Equifax, Inc.	36,186	4,772,933
IHS Markit Ltd. *	98,232	3,666,018
ManpowerGroup, Inc.	21,359	1,526,314
Nielsen Holdings plc	109,484	5,833,308
Robert Half International, Inc.	40,159	1,539,294
Rollins, Inc.	29,899	852,122
Stericycle, Inc. *	25,618	2,202,636
The Dun & Bradstreet Corp.	10,308	1,418,896
Verisk Analytics, Inc. *	46,098	3,828,439
		30,311,993
Consumer Durables & Apparel 2.2%
Carter's, Inc.	15,945	1,519,399
D.R. Horton, Inc.	96,465	3,092,668
GoPro, Inc., Class A *(a)	16,325	239,161
Hanesbrands, Inc.	115,611	3,068,316
Harman International Industries, Inc.	20,795	1,761,129
Lennar Corp., B Shares	3,054	116,022
Lennar Corp., Class A	59,401	2,809,667
lululemon athletica, Inc. *	33,657	2,575,097
Michael Kors Holdings Ltd. *	53,979	2,642,272
Mohawk Industries, Inc. *	18,859	4,012,818
NIKE, Inc., Class B	403,134	23,236,644
NVR, Inc. *	1,116	1,882,469
Polaris Industries, Inc. (a)	17,748	1,537,687

28    See financial notes

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
PVH Corp.	24,570	2,647,663
Ralph Lauren Corp.	18,041	1,869,408
Skechers U.S.A., Inc., Class A *	39,636	963,551
Toll Brothers, Inc. *	49,023	1,524,125
Under Armour, Inc., Class A *(a)	55,221	2,188,408
Under Armour, Inc., Class C *	55,599	1,982,104
VF Corp.	100,776	6,253,151
		65,921,759
Consumer Services 2.3%
Chipotle Mexican Grill, Inc. *	9,133	3,778,596
Domino's Pizza, Inc.	14,622	2,187,013
Dunkin' Brands Group, Inc.	26,555	1,299,867
Extended Stay America, Inc.	25,380	359,127
Hilton Worldwide Holdings, Inc.	157,770	3,765,970
Hyatt Hotels Corp., Class A *	9,013	482,015
Las Vegas Sands Corp.	109,224	5,484,137
Marriott International, Inc., Class A (a)	56,964	4,063,242
Norwegian Cruise Line Holdings Ltd. *	48,687	1,747,377
Royal Caribbean Cruises Ltd.	50,740	3,608,121
Starbucks Corp.	447,499	25,162,869
Starwood Hotels & Resorts Worldwide, Inc.	51,937	4,023,040
Wynn Resorts Ltd.	24,688	2,205,132
Yum! Brands, Inc.	123,527	11,205,134
		69,371,640
Diversified Financials 6.9%
Affiliated Managers Group, Inc. *	15,964	2,267,686
Ally Financial, Inc.	140,885	2,823,335
American Express Co.	246,425	16,160,552
Ameriprise Financial, Inc.	51,165	5,171,758
Berkshire Hathaway, Inc., Class B *	568,964	85,623,392
BlackRock, Inc.	38,469	14,341,628
E*TRADE Financial Corp. *	89,400	2,358,372
FactSet Research Systems, Inc.	12,400	2,207,572
Franklin Resources, Inc.	111,318	4,063,107
Intercontinental Exchange, Inc.	35,640	10,051,193
LendingClub Corp. *	45,015	243,531
Leucadia National Corp.	100,640	1,927,256
LPL Financial Holdings, Inc. (a)	22,183	659,501
Moody's Corp.	50,992	5,542,321
Morgan Stanley	460,894	14,776,262
MSCI, Inc.	27,499	2,478,210
OneMain Holdings, Inc. *	17,509	542,954
Raymond James Financial, Inc.	39,458	2,295,272
S&P Global, Inc.	79,494	9,820,689
SEI Investments Co.	41,784	1,926,242
T. Rowe Price Group, Inc.	74,332	5,169,047
TD Ameritrade Holding Corp.	80,512	2,646,027
The Charles Schwab Corp. (b)	365,001	11,482,931
		204,578,838
Energy 4.7%
Anadarko Petroleum Corp.	154,014	8,235,129
Antero Resources Corp. *	40,593	1,037,557
Baker Hughes, Inc.	131,529	6,462,020
Cabot Oil & Gas Corp.	142,025	3,498,076
Security	Number of Shares	Value ($)
Cheniere Energy, Inc. *	71,682	3,075,158
Cimarex Energy Co.	27,869	3,683,724
Concho Resources, Inc. *	42,319	5,467,615
Continental Resources, Inc. *	26,026	1,248,207
Core Laboratories N.V.	13,523	1,511,601
Devon Energy Corp.	160,225	6,942,549
EOG Resources, Inc.	168,963	14,951,536
EQT Corp.	52,686	3,767,049
FMC Technologies, Inc. *	69,200	1,951,440
Halliburton Co.	262,050	11,270,770
Hess Corp.	81,396	4,419,803
HollyFrontier Corp.	51,489	1,332,535
National Oilwell Varco, Inc.	114,748	3,848,648
Noble Energy, Inc.	130,611	4,503,467
Oceaneering International, Inc.	28,250	749,190
Pioneer Natural Resources Co.	49,964	8,946,054
Range Resources Corp.	52,721	2,033,449
Schlumberger Ltd.	420,857	33,247,703
Southwestern Energy Co. *	138,585	1,927,717
Tesoro Corp.	36,171	2,728,017
Weatherford International plc *	269,100	1,471,977
Whiting Petroleum Corp. *	67,103	489,181
		138,800,172
Food & Staples Retailing 2.6%
Costco Wholesale Corp.	132,859	21,535,116
CVS Health Corp.	325,413	30,393,574
Rite Aid Corp. *	314,808	2,370,504
Walgreens Boots Alliance, Inc.	262,472	21,184,115
Whole Foods Market, Inc.	100,505	3,053,342
		78,536,651
Food, Beverage & Tobacco 1.3%
Brown-Forman Corp., Class A	19,422	1,004,894
Brown-Forman Corp., Class B	58,830	2,856,197
Constellation Brands, Inc., Class A	53,844	8,833,108
Mead Johnson Nutrition Co.	55,932	4,758,135
Monster Beverage Corp. *	42,637	6,561,408
The Hain Celestial Group, Inc. *	31,993	1,175,743
The Hershey Co.	43,748	4,369,988
The WhiteWave Foods Co. *	52,608	2,916,061
Tyson Foods, Inc., Class A	92,246	6,971,030
		39,446,564
Health Care Equipment & Services 8.5%
Aetna, Inc.	105,608	12,368,809
AmerisourceBergen Corp.	57,481	4,999,123
Becton Dickinson & Co.	63,695	11,287,391
C.R. Bard, Inc.	22,432	4,953,883
Centene Corp. *	51,005	3,483,131
Cerner Corp. *	91,100	5,879,594
Cigna Corp.	78,914	10,121,510
Community Health Systems, Inc. *	23,315	249,004
Danaher Corp.	182,749	14,877,596
DaVita HealthCare Partners, Inc. *	50,109	3,238,545
DENTSPLY SIRONA, Inc.	72,643	4,464,639
DexCom, Inc. *	25,412	2,314,779
Edwards Lifesciences Corp. *	64,326	7,407,782
Envision Healthcare Holdings, Inc. *	59,798	1,283,265
Express Scripts Holding Co. *	192,219	13,974,321

See financial notes    29

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
HCA Holdings, Inc. *	93,499	7,063,849
Henry Schein, Inc. *	24,634	4,034,803
Hologic, Inc. *	75,242	2,890,798
Humana, Inc.	44,583	7,967,428
IDEXX Laboratories, Inc. *	27,267	3,072,446
Intuitive Surgical, Inc. *	11,539	7,920,600
Laboratory Corp. of America Holdings *	30,401	4,162,809
McKesson Corp.	68,595	12,664,009
MEDNAX, Inc. *	29,226	1,922,194
Medtronic plc	426,149	37,087,748
Premier, Inc., Class A *	12,588	398,410
ResMed, Inc.	41,496	2,767,368
Stryker Corp.	95,163	11,006,553
Tenet Healthcare Corp. *	28,726	686,551
The Cooper Cos., Inc.	14,643	2,722,427
UnitedHealth Group, Inc.	289,719	39,416,270
Universal Health Services, Inc., Class B	27,695	3,338,078
Varian Medical Systems, Inc. *	28,519	2,741,531
		252,767,244
Household & Personal Products 0.4%
Church & Dwight Co., Inc.	40,567	4,033,171
Herbalife Ltd. *(a)	19,053	1,157,470
Spectrum Brands Holdings, Inc.	8,757	1,175,190
The Estee Lauder Cos., Inc., Class A	67,619	6,033,643
		12,399,474
Insurance 0.9%
Alleghany Corp. *	4,726	2,534,081
Aon plc	81,610	9,087,273
Arch Capital Group Ltd. *	35,834	2,900,404
Erie Indemnity Co., Class A	7,163	730,841
Everest Re Group Ltd.	13,274	2,566,926
Markel Corp. *	4,261	3,967,460
RenaissanceRe Holdings Ltd.	13,413	1,605,536
W.R. Berkley Corp.	29,837	1,771,423
		25,163,944
Materials 2.7%
Axalta Coating Systems Ltd. *	65,336	1,869,916
Ball Corp.	52,814	4,182,341
CF Industries Holdings, Inc.	68,791	1,788,566
Crown Holdings, Inc. *	42,175	2,287,150
Ecolab, Inc.	81,314	10,005,688
FMC Corp.	38,922	1,826,999
Martin Marietta Materials, Inc.	19,723	3,609,901
Monsanto Co.	133,649	14,233,618
Packaging Corp. of America	29,361	2,308,655
PPG Industries, Inc.	79,904	8,460,236
Praxair, Inc.	86,069	10,503,861
The Sherwin-Williams Co.	23,789	6,749,177
The Valspar Corp.	22,243	2,344,635
Vulcan Materials Co.	40,730	4,637,925
W.R. Grace & Co.	21,362	1,669,013
WestRock Co.	75,997	3,640,256
		80,117,937
Security	Number of Shares	Value ($)
Media 4.5%
AMC Networks, Inc., Class A *	17,933	974,479
Charter Communications, Inc., Class A *	65,921	16,955,540
Comcast Corp., Class A	735,147	47,975,693
Discovery Communications, Inc., Class A *	43,486	1,109,328
Discovery Communications, Inc., Class C *	74,541	1,850,108
DISH Network Corp., Class A *	70,320	3,532,174
Liberty Broadband Corp., Class A *	9,246	623,643
Liberty Broadband Corp., Class C *	18,070	1,238,337
Liberty Global plc, Class A *	89,508	2,832,928
Liberty Global plc, Series C *	198,269	6,112,633
Liberty SiriusXM Group, Class A *	28,332	949,405
Liberty SiriusXM Group, Class C *	58,753	1,952,362
Lions Gate Entertainment Corp.	22,100	463,216
MSG Networks, Inc., Class A *	18,381	321,300
Scripps Networks Interactive, Inc., Class A	28,194	1,786,654
Sirius XM Holdings, Inc. *	663,254	2,745,872
The Walt Disney Co.	453,404	42,828,542
		134,252,214
Pharmaceuticals, Biotechnology & Life Sciences 8.4%
Agilent Technologies, Inc.	99,443	4,671,832
Alexion Pharmaceuticals, Inc. *	68,028	8,562,004
Alkermes plc *	46,916	2,053,513
Allergan plc *	120,001	28,145,035
Alnylam Pharmaceuticals, Inc. *	21,848	1,526,083
Amgen, Inc.	228,022	38,777,421
Biogen, Inc. *	66,402	20,294,443
BioMarin Pharmaceutical, Inc. *	49,793	4,675,065
Celgene Corp. *	236,689	25,264,184
Endo International plc *	62,358	1,290,811
Gilead Sciences, Inc.	403,968	31,663,012
Illumina, Inc. *	44,023	7,410,832
Incyte Corp. *	51,898	4,208,928
Ionis Pharmaceuticals, Inc. *	36,048	1,068,823
Jazz Pharmaceuticals plc *	18,593	2,302,371
Mallinckrodt plc *	34,728	2,588,625
Medivation, Inc. *	50,755	4,088,823
Mettler-Toledo International, Inc. *	8,100	3,264,867
Mylan N.V. *	135,107	5,723,132
OPKO Health, Inc. *(a)	99,159	902,347
Perrigo Co., plc	43,531	3,960,886
Regeneron Pharmaceuticals, Inc. *	23,423	9,194,699
Seattle Genetics, Inc. *	32,641	1,454,157
Thermo Fisher Scientific, Inc.	120,498	18,338,591
United Therapeutics Corp. *	13,193	1,613,240
Vertex Pharmaceuticals, Inc. *	75,391	7,125,203
Waters Corp. *	24,294	3,821,689
Zoetis, Inc.	138,624	7,083,686
		251,074,302
Real Estate 4.0%
American Campus Communities, Inc.	38,460	1,927,231
American Tower Corp.	128,134	14,527,833
AvalonBay Communities, Inc.	41,097	7,192,386

30    See financial notes

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Boston Properties, Inc.	46,099	6,459,853
CBRE Group, Inc., Class A *	89,279	2,668,549
Crown Castle International Corp.	103,655	9,823,384
Digital Realty Trust, Inc.	44,541	4,413,568
Equinix, Inc.	20,950	7,723,217
Essex Property Trust, Inc.	20,679	4,696,201
Extra Space Storage, Inc.	37,467	3,017,967
Federal Realty Investment Trust	21,472	3,414,048
Jones Lang LaSalle, Inc.	13,470	1,572,622
Mid-America Apartment Communities, Inc.	22,048	2,072,291
Public Storage	45,118	10,103,725
Realogy Holdings Corp.	42,549	1,142,015
Simon Property Group, Inc.	94,183	20,293,611
SL Green Realty Corp.	30,380	3,576,334
Taubman Centers, Inc.	17,883	1,388,973
Ventas, Inc.	101,955	7,409,070
Vornado Realty Trust	55,861	5,771,000
		119,193,878
Retailing 9.9%
Advance Auto Parts, Inc.	22,490	3,539,476
Amazon.com, Inc. *	117,533	90,401,682
AutoNation, Inc. *	22,756	1,077,497
AutoZone, Inc. *	9,197	6,822,335
Bed Bath & Beyond, Inc.	48,083	2,229,609
CarMax, Inc. *	58,797	3,466,083
Dick's Sporting Goods, Inc.	28,394	1,663,888
Dollar General Corp.	87,049	6,390,267
Dollar Tree, Inc. *	71,835	5,940,754
Expedia, Inc.	35,974	3,925,483
L Brands, Inc.	77,464	5,903,531
Liberty Interactive Corp. QVC Group, Class A *	139,839	2,954,798
Liberty Ventures, Series A *	41,666	1,605,808
LKQ Corp. *	89,870	3,243,408
Lowe's Cos., Inc.	268,033	20,520,606
Netflix, Inc. *	129,259	12,596,290
Nordstrom, Inc. (a)	39,222	1,979,142
O'Reilly Automotive, Inc. *	29,405	8,231,930
Ross Stores, Inc.	121,196	7,543,239
Sally Beauty Holdings, Inc. *	47,234	1,285,709
Signet Jewelers Ltd.	24,641	2,020,069
The Home Depot, Inc.	377,471	50,626,411
The Priceline Group, Inc. *	14,984	21,228,282
The TJX Cos., Inc.	198,576	15,377,725
Tiffany & Co.	32,745	2,337,011
Tractor Supply Co.	40,068	3,363,709
TripAdvisor, Inc. *	34,281	2,091,141
Ulta Salon, Cosmetics & Fragrance, Inc. *	19,136	4,730,611
Urban Outfitters, Inc. *	24,475	877,429
Williams-Sonoma, Inc.	25,623	1,348,795
		295,322,718
Semiconductors & Semiconductor Equipment 2.5%
Broadcom Ltd.	112,374	19,825,021
Lam Research Corp.	47,820	4,462,562
Micron Technology, Inc. *	311,352	5,134,195
NVIDIA Corp.	155,323	9,527,513
Security	Number of Shares	Value ($)
Qorvo, Inc. *	38,547	2,213,754
QUALCOMM, Inc.	446,774	28,178,036
Skyworks Solutions, Inc.	57,399	4,296,889
		73,637,970
Software & Services 18.8%
Accenture plc, Class A	189,702	21,815,730
Activision Blizzard, Inc.	153,698	6,358,486
Adobe Systems, Inc. *	150,489	15,396,530
Akamai Technologies, Inc. *	53,769	2,951,918
Alliance Data Systems Corp. *	17,807	3,642,956
Alphabet, Inc., Class A *	89,069	70,351,150
Alphabet, Inc., Class C *	89,807	68,886,459
ANSYS, Inc. *	26,126	2,484,321
Autodesk, Inc. *	67,782	4,568,507
Automatic Data Processing, Inc.	137,561	12,354,353
Cadence Design Systems, Inc. *	88,968	2,263,346
CDK Global, Inc.	48,313	2,801,188
Citrix Systems, Inc. *	47,062	4,103,806
Cognizant Technology Solutions Corp., Class A *	185,230	10,639,611
CommerceHub, Inc., Series A *	4,154	61,438
CommerceHub, Inc., Series C *	8,324	122,613
CoStar Group, Inc. *	9,768	2,024,418
eBay, Inc. *	326,945	10,514,551
Electronic Arts, Inc. *	91,639	7,443,836
Facebook, Inc., Class A *	701,391	88,459,433
Fidelity National Information Services, Inc.	82,677	6,558,766
FireEye, Inc. *	46,546	668,401
Fiserv, Inc. *	67,055	6,910,018
FleetCor Technologies, Inc. *	23,202	3,809,768
Fortinet, Inc. *	42,819	1,547,479
Gartner, Inc. *	25,670	2,335,970
Global Payments, Inc.	47,040	3,572,688
IAC/InterActiveCorp	23,773	1,395,713
Intuit, Inc.	77,960	8,688,642
Jack Henry & Associates, Inc.	24,555	2,142,915
LinkedIn Corp., Class A *	36,088	6,955,962
MasterCard, Inc., Class A	293,912	28,400,717
NetSuite, Inc. *	11,880	1,293,732
Nuance Communications, Inc. *	78,307	1,141,716
Oracle Corp.	944,793	38,944,368
PayPal Holdings, Inc. *	335,657	12,469,658
Rackspace Hosting, Inc. *	35,362	1,112,135
Red Hat, Inc. *	55,461	4,047,544
Sabre Corp.	61,647	1,735,363
salesforce.com, Inc. *	193,589	15,374,838
ServiceNow, Inc. *	47,208	3,430,605
Splunk, Inc. *	41,235	2,401,526
SS&C Technologies Holdings, Inc.	48,252	1,589,903
Synopsys, Inc. *	44,911	2,662,773
Tableau Software, Inc., Class A *	16,254	943,220
Teradata Corp. *	40,763	1,293,410
Twitter, Inc. *	188,320	3,617,627
Vantiv, Inc., Class A *	47,164	2,534,593
VeriSign, Inc. *	29,195	2,173,568
Visa, Inc., Class A	577,692	46,735,283
VMware, Inc., Class A *(a)	23,074	1,692,016
Workday, Inc., Class A *	36,579	3,101,533
		558,527,100

See financial notes    31

Schwab U.S. Large-Cap Growth ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Technology Hardware & Equipment 7.3%
Amphenol Corp., Class A	92,364	5,755,201
Apple, Inc.	1,662,899	176,433,584
CDW Corp.	43,449	1,939,998
CommScope Holding Co., Inc. *	47,002	1,389,849
EMC Corp.	590,904	17,130,307
F5 Networks, Inc. *	20,140	2,471,782
Fitbit, Inc., Class A *(a)	25,236	390,653
FLIR Systems, Inc.	43,571	1,343,294
Juniper Networks, Inc.	106,427	2,456,335
National Instruments Corp.	30,258	845,408
NetApp, Inc.	86,947	3,007,497
Palo Alto Networks, Inc. *	23,410	3,117,510
Trimble Navigation Ltd. *	76,010	2,082,674
		218,364,092
Telecommunication Services 0.4%
Level 3 Communications, Inc. *	87,906	4,362,775
SBA Communications Corp., Class A *	37,809	4,315,897
T-Mobile US, Inc. *	82,508	3,823,421
		12,502,093
Transportation 3.6%
Alaska Air Group, Inc.	38,308	2,586,939
AMERCO	1,977	679,515
American Airlines Group, Inc.	161,625	5,866,987
Avis Budget Group, Inc. *	27,545	995,201
C.H. Robinson Worldwide, Inc.	43,383	3,011,648
Delta Air Lines, Inc.	234,195	8,606,666
FedEx Corp.	75,697	12,484,706
Genesee & Wyoming, Inc., Class A *	17,785	1,209,202
Hertz Global Holdings, Inc. *	24,256	1,194,851
J.B. Hunt Transport Services, Inc.	26,733	2,122,333
JetBlue Airways Corp. *	96,842	1,544,630
Kansas City Southern	32,407	3,134,405
Kirby Corp. *	17,335	903,154
Macquarie Infrastructure Corp.	23,109	1,847,333
Old Dominion Freight Line, Inc. *	20,056	1,426,583
Southwest Airlines Co.	193,429	7,133,662
Union Pacific Corp.	255,111	24,370,754
United Continental Holdings, Inc. *	101,620	5,122,664
United Parcel Service, Inc., Class B	207,714	22,686,523
		106,927,756
Utilities 0.1%
Calpine Corp. *	104,048	1,298,519
ITC Holdings Corp.	49,037	2,217,453
		3,515,972
Total Common Stock
(Cost $2,555,918,551)		2,973,861,519

Security	Number of Shares	Value ($)
Other Investment Companies 0.5% of net assets
Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (c)	3,514,573	3,514,573
Securities Lending Collateral 0.4%
Wells Fargo Government Money Market Fund, Select Class 0.32% (c)	13,173,850	13,173,850
Total Other Investment Companies
(Cost $16,688,423)		16,688,423

End of Investments

At 08/31/16, the tax basis cost of the fund's investments was $2,573,892,256 and the unrealized appreciation and depreciation were $504,602,833 and ($87,945,147), respectively, with a net unrealized appreciation of $416,657,686.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $12,771,371.
(b)	Issuer is affiliated with the fund's investment adviser.
(c)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 09/16/16	50	5,423,750	68,779

32    See financial notes

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.6%	Common Stock	2,208,719,769	2,482,278,850
0.1%	Other Investment Companies	1,872,435	1,872,435
99.7%	Total Investments	2,210,592,204	2,484,151,285
0.3%	Other Assets and Liabilities, Net		7,512,310
100.0%	Net Assets		2,491,663,595

Security	Number of Shares	Value ($)
Common Stock 99.6% of net assets
Automobiles & Components 1.5%
Autoliv, Inc.	20,922	2,221,498
Delphi Automotive plc	63,131	4,460,837
Ford Motor Co.	913,691	11,512,507
General Motors Co.	331,464	10,580,331
Harley-Davidson, Inc.	43,956	2,316,481
Johnson Controls, Inc.	152,830	6,706,180
		37,797,834
Banks 10.2%
Bank of America Corp.	2,416,569	39,003,424
BB&T Corp.	197,666	7,610,141
BOK Financial Corp.	4,777	329,947
Citigroup, Inc.	690,097	32,945,231
Citizens Financial Group, Inc.	125,773	3,115,397
Comerica, Inc.	41,797	1,976,580
Cullen/Frost Bankers, Inc.	12,317	897,909
Fifth Third Bancorp	181,269	3,654,383
First Republic Bank	33,052	2,543,682
Huntington Bancshares, Inc.	251,038	2,512,890
JPMorgan Chase & Co.	861,438	58,147,065
KeyCorp	254,775	3,199,974
M&T Bank Corp.	37,477	4,434,653
New York Community Bancorp, Inc.	112,206	1,695,433
People's United Financial, Inc.	72,043	1,170,699
Regions Financial Corp.	299,343	2,984,450
SunTrust Banks, Inc.	120,093	5,292,499
The PNC Financial Services Group, Inc.	120,241	10,833,714
U.S. Bancorp	379,805	16,768,391
Wells Fargo & Co.	1,088,189	55,280,001
		254,396,463
Security	Number of Shares	Value ($)
Capital Goods 8.3%
AGCO Corp.	16,657	808,531
Allison Transmission Holdings, Inc.	40,696	1,128,907
Eaton Corp. plc	108,557	7,223,383
Emerson Electric Co.	152,171	8,016,368
Fluor Corp.	31,983	1,659,918
General Dynamics Corp.	67,576	10,286,419
General Electric Co.	2,165,179	67,640,192
Honeywell International, Inc.	179,882	20,994,028
Hubbell, Inc.	12,096	1,310,118
Illinois Tool Works, Inc.	75,998	9,032,362
Ingersoll-Rand plc	61,039	4,150,042
L-3 Communications Holdings, Inc.	18,560	2,762,099
Lockheed Martin Corp.	61,889	15,037,170
Masco Corp.	78,197	2,774,429
Northrop Grumman Corp.	42,470	9,006,613
Owens Corning	26,310	1,444,945
Parker-Hannifin Corp.	31,581	3,869,620
Raytheon Co.	70,020	9,811,903
Rockwell Automation, Inc.	30,516	3,537,720
Rockwell Collins, Inc.	31,094	2,602,257
Trinity Industries, Inc.	36,246	885,127
United Technologies Corp.	182,789	19,454,233
Xylem, Inc.	42,402	2,156,566
		205,592,950
Commercial & Professional Services 0.5%
Republic Services, Inc.	57,279	2,893,735
Tyco International plc	98,781	4,314,754
Waste Management, Inc.	97,700	6,246,938
		13,455,427
Consumer Durables & Apparel 0.8%
Coach, Inc.	66,963	2,556,647
Garmin Ltd.	27,788	1,363,835
Hasbro, Inc.	26,465	2,163,249
Leggett & Platt, Inc.	31,560	1,656,269
Mattel, Inc.	78,532	2,601,765
Newell Brands, Inc.	113,934	6,047,617
PulteGroup, Inc.	72,137	1,541,568
Whirlpool Corp.	17,722	3,165,858
		21,096,808
Consumer Services 1.6%
Aramark	52,375	1,986,584
Carnival Corp.	104,724	5,005,807
Darden Restaurants, Inc.	27,261	1,680,368
H&R Block, Inc.	54,376	1,177,784
McDonald's Corp.	206,544	23,888,879
MGM Resorts International *	111,585	2,665,766
Service Corp. International	44,889	1,186,865
Wyndham Worldwide Corp.	26,184	1,853,565
		39,445,618
Diversified Financials 3.2%
American Capital Agency Corp.	81,913	1,581,740
Annaly Capital Management, Inc.	242,783	2,600,206
Capital One Financial Corp.	121,318	8,686,369

See financial notes    33

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
CME Group, Inc.	79,296	8,591,722
Discover Financial Services	100,048	6,002,880
Eaton Vance Corp.	27,493	1,100,545
Invesco Ltd.	96,706	3,016,260
Lazard Ltd., Class A	29,471	1,091,311
Legg Mason, Inc.	23,298	805,878
Nasdaq, Inc.	27,994	1,993,453
Navient Corp.	75,601	1,087,142
Northern Trust Corp.	51,686	3,648,515
Santander Consumer USA Holdings, Inc. *	23,461	295,139
State Street Corp.	93,443	6,563,436
Synchrony Financial	195,357	5,436,785
The Bank of New York Mellon Corp.	254,345	10,598,556
The Goldman Sachs Group, Inc.	90,418	15,322,234
Voya Financial, Inc.	50,577	1,478,872
		79,901,043
Energy 8.4%
Apache Corp.	90,184	4,482,145
Chesapeake Energy Corp. *	148,857	945,242
Chevron Corp.	442,694	44,526,162
ConocoPhillips	292,474	12,006,058
Ensco plc, Class A	71,906	545,767
Exxon Mobil Corp.	976,492	85,091,513
Helmerich & Payne, Inc.	25,226	1,525,164
Kinder Morgan, Inc.	429,653	9,387,918
Marathon Oil Corp.	197,712	2,969,634
Marathon Petroleum Corp.	125,999	5,356,217
Murphy Oil Corp.	38,596	1,031,285
Occidental Petroleum Corp.	179,785	13,816,477
ONEOK, Inc.	50,765	2,380,371
Phillips 66	111,172	8,721,443
Spectra Energy Corp.	160,777	5,726,877
The Williams Cos., Inc.	161,685	4,517,479
Transocean Ltd. *(a)	86,363	837,721
Valero Energy Corp.	111,862	6,191,562
		210,059,035
Food & Staples Retailing 1.6%
Sysco Corp.	123,507	6,405,073
The Kroger Co.	223,790	7,159,042
Wal-Mart Stores, Inc.	359,423	25,677,179
		39,241,294
Food, Beverage & Tobacco 9.4%
Altria Group, Inc.	461,850	30,523,667
Archer-Daniels-Midland Co.	138,951	6,080,496
Bunge Ltd.	33,978	2,171,194
Campbell Soup Co.	41,427	2,515,447
ConAgra Foods, Inc.	101,444	4,728,305
Dr. Pepper Snapple Group, Inc.	43,550	4,080,635
Flowers Foods, Inc.	42,818	638,416
General Mills, Inc.	141,266	10,004,458
Hormel Foods Corp.	62,198	2,379,696
Ingredion, Inc.	16,894	2,313,802
Kellogg Co.	59,675	4,905,882
McCormick & Co., Inc. Non-Voting Shares	26,690	2,721,312
Molson Coors Brewing Co., Class B	43,063	4,406,206
Security	Number of Shares	Value ($)
Mondelez International, Inc., Class A	364,039	16,389,036
PepsiCo, Inc.	339,593	36,251,553
Philip Morris International, Inc.	365,580	36,532,409
Pilgrim's Pride Corp.	14,306	330,182
Reynolds American, Inc.	197,043	9,767,422
The Coca-Cola Co.	915,904	39,777,711
The J.M. Smucker Co.	28,629	4,059,306
The Kraft Heinz Co.	141,123	12,629,097
		233,206,232
Health Care Equipment & Services 2.3%
Abbott Laboratories	345,269	14,508,203
Anthem, Inc.	61,512	7,693,921
Baxter International, Inc.	131,677	6,153,266
Boston Scientific Corp. *	318,445	7,585,360
Cardinal Health, Inc.	77,522	6,176,178
IMS Health Holdings, Inc. *	33,104	987,161
Patterson Cos., Inc.	20,090	924,140
Quest Diagnostics, Inc.	33,674	2,788,881
St. Jude Medical, Inc.	66,267	5,163,525
Zimmer Biomet Holdings, Inc.	46,662	6,047,862
		58,028,497
Household & Personal Products 3.5%
Colgate-Palmolive Co.	210,882	15,676,968
Coty, Inc., Class A (a)	18,588	500,947
Edgewell Personal Care Co. *	14,135	1,130,941
Kimberly-Clark Corp.	85,024	10,888,174
The Clorox Co.	30,373	3,980,078
The Procter & Gamble Co.	626,562	54,705,128
		86,882,236
Insurance 4.7%
Aflac, Inc.	97,978	7,268,008
American Financial Group, Inc.	16,531	1,242,305
American International Group, Inc.	263,575	15,769,692
Arthur J. Gallagher & Co.	42,238	2,086,980
Axis Capital Holdings Ltd.	20,104	1,143,314
Brown & Brown, Inc.	26,478	992,131
Chubb Ltd.	110,102	13,975,247
Cincinnati Financial Corp.	34,097	2,629,220
CNA Financial Corp.	6,632	220,912
FNF Group	64,306	2,423,693
Lincoln National Corp.	57,411	2,757,450
Loews Corp.	64,164	2,685,905
Marsh & McLennan Cos., Inc.	122,455	8,281,632
MetLife, Inc.	257,872	11,191,645
Principal Financial Group, Inc.	63,935	3,137,290
Prudential Financial, Inc.	103,160	8,188,841
Reinsurance Group of America, Inc.	15,547	1,668,504
The Allstate Corp.	87,969	6,066,342
The Hartford Financial Services Group, Inc.	93,775	3,851,339
The Progressive Corp.	138,385	4,505,816
The Travelers Cos., Inc.	69,563	8,257,824
Torchmark Corp.	25,144	1,626,314
Unum Group	55,273	1,968,271

34    See financial notes

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Willis Towers Watson plc	32,193	3,992,254
XL Group Ltd.	67,702	2,317,439
		118,248,368
Materials 3.3%
Air Products & Chemicals, Inc.	45,999	7,158,365
Albemarle Corp.	27,093	2,166,627
Alcoa, Inc.	311,333	3,138,237
Ashland, Inc.	14,603	1,709,719
Avery Dennison Corp.	21,015	1,627,402
Celanese Corp., Series A	35,317	2,275,474
E.I. du Pont de Nemours & Co.	205,605	14,310,108
Eastman Chemical Co.	36,081	2,449,539
Freeport-McMoRan, Inc.	313,700	3,227,973
Huntsman Corp.	47,135	814,964
International Flavors & Fragrances, Inc.	18,762	2,600,038
International Paper Co.	98,820	4,791,782
LyondellBasell Industries N.V., Class A	80,288	6,333,920
Newmont Mining Corp.	124,049	4,743,634
Nucor Corp.	74,132	3,596,143
Reliance Steel & Aluminum Co.	17,390	1,253,471
RPM International, Inc.	30,839	1,681,651
Sealed Air Corp.	45,047	2,123,065
The Dow Chemical Co.	264,017	14,161,872
The Mosaic Co.	82,015	2,466,191
Westlake Chemical Corp.	8,487	439,796
		83,069,971
Media 1.7%
CBS Corp., Class A	2,206	114,337
CBS Corp., Class B Non-Voting Shares	97,966	4,999,205
News Corp., Class A	75,173	1,056,932
News Corp., Class B	36,387	525,064
Omnicom Group, Inc.	55,974	4,821,041
TEGNA, Inc.	52,336	1,060,327
The Interpublic Group of Cos., Inc.	93,154	2,155,584
Time Warner, Inc.	185,385	14,536,038
Tribune Media Co., Class A	19,219	731,860
Twenty-First Century Fox, Inc., Class A	255,355	6,266,412
Twenty-First Century Fox, Inc., Class B	105,530	2,622,421
Viacom, Inc., Class A	3,559	160,831
Viacom, Inc., Class B	81,060	3,269,960
		42,320,012
Pharmaceuticals, Biotechnology & Life Sciences 9.5%
AbbVie, Inc.	380,862	24,413,254
Bristol-Myers Squibb Co.	393,927	22,607,470
Eli Lilly & Co.	228,589	17,772,795
Johnson & Johnson	648,420	77,382,443
Merck & Co., Inc.	652,724	40,984,540
PerkinElmer, Inc.	25,167	1,340,143
Security	Number of Shares	Value ($)
Pfizer, Inc.	1,429,120	49,733,376
Quintiles Transnational Holdings, Inc. *	22,356	1,728,119
		235,962,140
Real Estate 3.0%
Alexandria Real Estate Equities, Inc.	18,647	2,052,848
Apartment Investment & Management Co., Class A	35,315	1,595,532
Brixmor Property Group, Inc.	61,493	1,756,240
Camden Property Trust	19,839	1,741,269
DDR Corp.	74,983	1,417,929
Duke Realty Corp.	83,379	2,344,617
Equity Residential	85,795	5,565,522
General Growth Properties, Inc.	135,560	3,950,218
HCP, Inc.	111,036	4,367,046
Host Hotels & Resorts, Inc.	174,436	3,108,449
Iron Mountain, Inc.	55,982	2,150,269
Kilroy Realty Corp.	20,866	1,515,498
Kimco Realty Corp.	102,667	3,085,143
Lamar Advertising Co., Class A	19,320	1,204,216
Liberty Property Trust	34,203	1,410,190
National Retail Properties, Inc.	33,612	1,683,961
Omega Healthcare Investors, Inc.	38,759	1,403,076
Prologis, Inc.	122,472	6,504,488
Realty Income Corp.	61,281	4,028,000
Regency Centers Corp.	24,320	1,958,733
Senior Housing Properties Trust	58,745	1,312,363
The Macerich Co.	30,574	2,503,705
UDR, Inc.	63,947	2,313,602
VEREIT, Inc.	229,367	2,396,885
Weingarten Realty Investors	25,516	1,052,535
Welltower, Inc.	83,659	6,420,828
Weyerhaeuser Co.	174,258	5,550,117
WP Carey, Inc.	23,158	1,543,481
		75,936,760
Retailing 1.1%
Best Buy Co., Inc.	65,295	2,512,552
Dillard's, Inc., Class A	4,123	248,369
Foot Locker, Inc.	33,142	2,175,441
GameStop Corp., Class A	25,561	725,677
Genuine Parts Co.	35,369	3,636,640
Kohl's Corp.	44,772	1,986,981
Macy's, Inc.	71,621	2,591,248
Staples, Inc.	150,160	1,285,370
Target Corp.	139,443	9,787,504
The Gap, Inc.	53,376	1,327,461
		26,277,243
Semiconductors & Semiconductor Equipment 3.4%
Analog Devices, Inc.	71,931	4,500,003
Applied Materials, Inc.	258,410	7,710,954
First Solar, Inc. *	18,023	681,630
Intel Corp.	1,112,391	39,923,713
KLA-Tencor Corp.	35,983	2,492,183
Linear Technology Corp.	55,483	3,231,330
Marvell Technology Group Ltd.	110,589	1,371,304
Maxim Integrated Products, Inc.	68,627	2,794,491
Microchip Technology, Inc.	50,732	3,140,818

See financial notes    35

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Texas Instruments, Inc.	237,268	16,499,617
Xilinx, Inc.	60,111	3,258,617
		85,604,660
Software & Services 6.9%
Amdocs Ltd.	34,790	2,091,575
Broadridge Financial Solutions, Inc.	28,254	1,958,002
CA, Inc.	69,022	2,340,536
Computer Sciences Corp.	33,924	1,595,785
CSRA, Inc.	31,510	800,039
International Business Machines Corp.	208,288	33,092,797
Microsoft Corp.	1,853,204	106,485,102
Paychex, Inc.	76,104	4,617,230
Symantec Corp.	143,544	3,463,717
The Western Union Co.	117,255	2,523,327
Total System Services, Inc.	40,243	1,981,968
Xerox Corp.	231,828	2,283,506
Yahoo! Inc. *	205,371	8,779,610
		172,013,194
Technology Hardware & Equipment 3.2%
Arrow Electronics, Inc. *	22,778	1,499,476
Avnet, Inc.	31,908	1,329,925
Cisco Systems, Inc.	1,185,622	37,275,956
Corning, Inc.	250,961	5,694,305
Harris Corp.	29,414	2,734,914
Hewlett Packard Enterprise Co.	389,678	8,370,283
HP, Inc.	403,024	5,791,455
Jabil Circuit, Inc.	42,910	909,263
Keysight Technologies, Inc. *	39,408	1,199,185
Motorola Solutions, Inc.	37,484	2,885,893
NCR Corp. *	28,474	963,845
Seagate Technology plc	68,953	2,326,474
TE Connectivity Ltd.	82,931	5,271,924
Western Digital Corp.	65,385	3,051,518
		79,304,416
Telecommunication Services 4.7%
AT&T, Inc.	1,451,916	59,354,326
CenturyLink, Inc.	128,134	3,562,125
Frontier Communications Corp.	265,963	1,223,430
Sprint Corp. *	184,256	1,138,702
Verizon Communications, Inc.	961,523	50,316,499
Zayo Group Holdings, Inc. *	10,130	293,871
		115,888,953
Transportation 0.6%
CSX Corp.	225,332	6,372,389
Expeditors International of Washington, Inc.	42,399	2,147,509
Norfolk Southern Corp.	70,045	6,577,226
		15,097,124
Utilities 6.2%
AES Corp.	153,096	1,847,869
Alliant Energy Corp.	56,576	2,147,059
Ameren Corp.	56,494	2,791,934
Security	Number of Shares	Value ($)
American Electric Power Co., Inc.	116,134	7,498,772
American Water Works Co., Inc.	41,685	3,084,273
Aqua America, Inc.	40,175	1,221,722
Atmos Energy Corp.	25,048	1,846,038
Avangrid, Inc.	14,252	592,883
CenterPoint Energy, Inc.	100,158	2,250,550
CMS Energy Corp.	64,405	2,703,078
Consolidated Edison, Inc.	71,139	5,353,210
Dominion Resources, Inc.	147,381	10,929,775
DTE Energy Co.	41,363	3,842,623
Duke Energy Corp.	163,081	12,991,032
Edison International	75,987	5,525,775
Entergy Corp.	41,675	3,258,985
Eversource Energy	73,837	3,984,983
Exelon Corp.	218,170	7,417,780
FirstEnergy Corp.	97,945	3,205,740
National Fuel Gas Co.	19,078	1,088,591
NextEra Energy, Inc.	108,604	13,134,568
NiSource, Inc.	73,146	1,751,115
NRG Energy, Inc.	70,398	852,520
OGE Energy Corp.	46,215	1,438,673
PG&E Corp.	118,203	7,321,494
Pinnacle West Capital Corp.	25,460	1,910,518
PPL Corp.	159,698	5,554,296
Public Service Enterprise Group, Inc.	120,868	5,168,316
SCANA Corp.	32,988	2,330,602
Sempra Energy	55,288	5,784,783
The Southern Co.	222,452	11,418,461
UGI Corp.	40,694	1,850,763
WEC Energy Group, Inc.	75,239	4,505,311
Westar Energy, Inc.	32,513	1,786,264
Xcel Energy, Inc.	122,394	5,062,216
		153,452,572
Total Common Stock
(Cost $2,208,719,769)		2,482,278,850

Other Investment Companies 0.1% of net assets
Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (b)	861,310	861,310
Securities Lending Collateral 0.1%
Wells Fargo Government Money Market Fund, Select Class 0.32% (b)	1,011,125	1,011,125
Total Other Investment Companies
(Cost $1,872,435)		1,872,435

End of Investments

36    See financial notes

Schwab U.S. Large-Cap Value ETF
Portfolio Holdings continued

At 08/31/16, the tax basis cost of the fund's investments was $2,211,341,601 and the unrealized appreciation and depreciation were $313,285,635 and ($40,475,951), respectively, with a net unrealized appreciation of $272,809,684.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $962,525.
(b)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 09/16/16	65	7,050,875	(17,813)
See financial notes    37

Schwab U.S. Mid-Cap ETF
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.9%	Common Stock	2,313,957,617	2,529,714,321
1.1%	Other Investment Companies	27,205,389	27,205,389
101.0%	Total Investments	2,341,163,006	2,556,919,710
(1.0%)	Other Assets and Liabilities, Net		(24,329,458)
100.0%	Net Assets		2,532,590,252

Security	Number of Shares	Value ($)
Common Stock 99.9% of net assets
Automobiles & Components 1.1%
Dana, Inc.	158,249	2,281,951
Gentex Corp.	290,707	5,171,677
Lear Corp.	74,233	8,632,556
The Goodyear Tire & Rubber Co.	271,648	7,972,869
Visteon Corp.	36,659	2,591,791
		26,650,844
Banks 4.1%
Associated Banc-Corp.	155,872	3,092,500
BankUnited, Inc.	108,608	3,491,747
BOK Financial Corp.	18,446	1,274,065
Comerica, Inc.	181,058	8,562,233
Commerce Bancshares, Inc.	84,897	4,302,580
Cullen/Frost Bankers, Inc.	56,503	4,119,069
East West Bancorp, Inc.	150,115	5,575,271
First Republic Bank	152,259	11,717,853
Huntington Bancshares, Inc.	1,098,575	10,996,736
Investors Bancorp, Inc.	362,184	4,436,754
New York Community Bancorp, Inc.	500,072	7,556,088
PacWest Bancorp	115,537	5,003,907
People's United Financial, Inc.	319,388	5,190,055
Popular, Inc.	109,521	4,305,271
Prosperity Bancshares, Inc.	68,815	3,817,168
Signature Bank *	54,197	6,612,576
SVB Financial Group *	53,536	5,945,708
TFS Financial Corp.	71,535	1,297,645
Zions Bancorp	212,321	6,494,899
		103,792,125
Capital Goods 11.4%
A.O. Smith Corp.	75,632	7,296,975
Acuity Brands, Inc.	44,867	12,343,809
Security	Number of Shares	Value ($)
AECOM *	157,288	4,849,189
AGCO Corp.	75,441	3,661,906
Allegion plc	98,107	6,987,181
Allison Transmission Holdings, Inc.	176,809	4,904,682
Armstrong World Industries, Inc. *	50,340	2,188,280
B/E Aerospace, Inc.	105,929	5,354,711
BWX Technologies, Inc.	107,057	4,154,882
Carlisle Cos., Inc.	65,789	6,898,635
Chicago Bridge & Iron Co. N.V.	99,240	2,955,367
CLARCOR, Inc.	51,548	3,374,848
Colfax Corp. *	98,780	2,931,790
Crane Co.	49,588	3,189,500
Donaldson Co., Inc.	128,505	4,825,363
EMCOR Group, Inc.	61,707	3,533,343
Flowserve Corp.	135,202	6,539,721
Fluor Corp.	140,050	7,268,595
Fortune Brands Home & Security, Inc.	158,413	10,068,730
Graco, Inc.	57,271	4,219,155
HD Supply Holdings, Inc. *	190,600	6,882,566
Hexcel Corp.	96,699	4,336,950
Hubbell, Inc.	53,040	5,744,762
Huntington Ingalls Industries, Inc.	47,998	7,927,830
IDEX Corp.	76,983	7,193,291
ITT, Inc.	92,059	3,330,695
Jacobs Engineering Group, Inc. *	124,778	6,574,553
Lennox International, Inc.	40,460	6,516,892
Lincoln Electric Holdings, Inc.	65,647	4,172,523
Masco Corp.	339,996	12,063,058
MSC Industrial Direct Co., Inc., Class A	44,040	3,216,682
Nordson Corp.	55,018	5,431,927
Orbital ATK, Inc.	60,537	4,566,306
Oshkosh Corp.	75,174	4,054,134
Owens Corning	118,821	6,525,649
Quanta Services, Inc. *	159,595	4,106,379
Regal Beloit Corp.	46,019	2,822,345
Sensata Technologies Holding N.V. *	177,054	6,742,216
Snap-on, Inc.	59,605	9,136,850
SolarCity Corp. *(a)	61,702	1,274,763
Spirit AeroSystems Holdings, Inc., Class A *	124,783	5,717,557
Teledyne Technologies, Inc. *	35,564	3,810,327
The Middleby Corp. *	58,457	7,491,265
The Timken Co.	72,000	2,438,640
The Toro Co.	57,006	5,538,133
Trinity Industries, Inc.	157,856	3,854,844
United Rentals, Inc. *	90,500	7,449,055
USG Corp. *	91,784	2,517,635
WABCO Holdings, Inc. *	54,350	5,802,406
Wabtec Corp.	91,783	7,031,496
Watsco, Inc.	26,761	3,956,881
Woodward, Inc.	53,609	3,362,356
Xylem, Inc.	184,167	9,366,734
		288,504,362
Commercial & Professional Services 1.9%
Cintas Corp.	88,685	10,421,374
Clean Harbors, Inc. *	54,520	2,606,056
Copart, Inc. *	102,983	5,254,193

38    See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
KAR Auction Services, Inc.	139,358	5,892,056
ManpowerGroup, Inc.	73,129	5,225,798
Pitney Bowes, Inc.	195,689	3,671,126
Robert Half International, Inc.	133,507	5,117,323
Rollins, Inc.	99,848	2,845,668
The Dun & Bradstreet Corp.	37,678	5,186,377
TransUnion *	70,464	2,324,608
		48,544,579
Consumer Durables & Apparel 4.2%
Brunswick Corp.	92,194	4,240,002
Carter's, Inc.	52,231	4,977,092
Columbia Sportswear Co.	30,862	1,733,519
Fossil Group, Inc. *	40,637	1,160,593
Garmin Ltd.	122,542	6,014,361
GoPro, Inc., Class A *(a)	71,739	1,050,976
Harman International Industries, Inc.	73,412	6,217,262
Hasbro, Inc.	115,298	9,424,459
Leggett & Platt, Inc.	137,792	7,231,324
Lennar Corp., B Shares	8,082	307,035
Lennar Corp., Class A	188,856	8,932,889
lululemon athletica, Inc. *	111,125	8,502,174
Mattel, Inc.	350,577	11,614,616
NVR, Inc. *	3,731	6,293,451
Polaris Industries, Inc. (a)	62,244	5,392,820
PulteGroup, Inc.	324,969	6,944,588
Skechers U.S.A., Inc., Class A *	137,119	3,333,363
Tempur Sealy International, Inc. *	61,177	4,797,500
Toll Brothers, Inc. *	157,448	4,895,058
Vista Outdoor, Inc. *	63,804	2,540,675
		105,603,757
Consumer Services 2.7%
Aramark	233,183	8,844,631
Brinker International, Inc.	58,463	3,140,048
Darden Restaurants, Inc.	117,209	7,224,763
Domino's Pizza, Inc.	52,403	7,837,917
Dunkin' Brands Group, Inc.	95,005	4,650,495
Extended Stay America, Inc.	69,101	977,779
Graham Holdings Co., Class B	4,499	2,206,085
H&R Block, Inc.	226,608	4,908,329
Hyatt Hotels Corp., Class A *	25,933	1,386,897
Panera Bread Co., Class A *	23,644	5,134,295
Service Corp. International	197,774	5,229,144
ServiceMaster Global Holdings, Inc. *	138,617	5,171,800
Six Flags Entertainment Corp.	87,152	4,250,403
Wynn Resorts Ltd.	84,864	7,580,052
		68,542,638
Diversified Financials 4.7%
American Capital Agency Corp.	347,489	6,710,013
CBOE Holdings, Inc.	83,771	5,754,230
Chimera Investment Corp.	200,543	3,306,954
Credit Acceptance Corp. *(a)	10,176	2,031,638
E*TRADE Financial Corp. *	286,596	7,560,403
Eaton Vance Corp.	119,498	4,783,505
FactSet Research Systems, Inc.	41,494	7,387,177
Federated Investors, Inc., Class B	96,668	3,122,376
Security	Number of Shares	Value ($)
Lazard Ltd., Class A	135,082	5,002,087
Legg Mason, Inc.	110,486	3,821,711
LendingClub Corp. *	203,712	1,102,082
Leucadia National Corp.	346,413	6,633,809
LPL Financial Holdings, Inc. (a)	74,936	2,227,847
MFA Financial, Inc.	390,086	3,011,464
Morningstar, Inc.	16,793	1,394,995
MSCI, Inc.	88,682	7,992,022
Nasdaq, Inc.	116,840	8,320,176
Navient Corp.	345,865	4,973,539
OneMain Holdings, Inc. *	44,643	1,384,379
Raymond James Financial, Inc.	131,685	7,660,116
Santander Consumer USA Holdings, Inc. *	112,195	1,411,413
SEI Investments Co.	140,104	6,458,794
Starwood Property Trust, Inc.	247,832	5,675,353
Two Harbors Investment Corp.	369,018	3,284,260
Voya Financial, Inc.	208,312	6,091,043
Waddell & Reed Financial, Inc., Class A	83,820	1,559,052
		118,660,438
Energy 4.6%
Antero Resources Corp. *	140,610	3,593,992
Chesapeake Energy Corp. *	592,505	3,762,407
Cobalt International Energy, Inc. *	388,817	466,580
Core Laboratories N.V.	45,034	5,033,900
CVR Energy, Inc.	8,864	129,326
Diamond Offshore Drilling, Inc.	70,421	1,300,676
Diamondback Energy, Inc. *	77,436	7,375,779
Dril-Quip, Inc. *	41,029	2,279,982
Energen Corp.	98,761	5,678,757
Ensco plc, Class A	311,261	2,362,471
FMC Technologies, Inc. *	233,926	6,596,713
Gulfport Energy Corp. *	131,178	3,751,691
Helmerich & Payne, Inc.	111,787	6,758,642
Kosmos Energy Ltd. *	167,209	1,038,368
Murphy Oil Corp.	169,631	4,532,540
Nabors Industries Ltd.	298,537	2,967,458
Newfield Exploration Co. *	203,477	8,822,763
Noble Corp. plc	227,527	1,310,556
Oceaneering International, Inc.	94,350	2,502,162
ONEOK, Inc.	216,264	10,140,619
Range Resources Corp.	175,037	6,751,177
Southwestern Energy Co. *	485,845	6,758,104
Targa Resources Corp.	166,004	7,234,454
Teekay Corp.	36,116	261,119
Transocean Ltd. *(a)	358,304	3,475,549
Weatherford International plc *	927,050	5,070,963
Western Refining, Inc.	72,354	1,820,427
Whiting Petroleum Corp. *	265,480	1,935,349
World Fuel Services Corp.	72,642	3,238,380
		116,950,904
Food & Staples Retailing 0.7%
Casey's General Stores, Inc.	40,406	5,305,712
Rite Aid Corp. *	1,074,839	8,093,538
Sprouts Farmers Market, Inc. *	144,559	3,256,914
		16,656,164

See financial notes    39

Schwab U.S. Mid-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Food, Beverage & Tobacco 1.5%
Blue Buffalo Pet Products, Inc. *	78,419	2,021,642
Flowers Foods, Inc.	185,434	2,764,821
Ingredion, Inc.	73,695	10,093,267
Pilgrim's Pride Corp.	67,638	1,561,085
Pinnacle Foods, Inc.	113,044	5,725,678
Seaboard Corp. *	265	857,275
The Hain Celestial Group, Inc. *	107,289	3,942,871
The WhiteWave Foods Co. *	181,740	10,073,848
		37,040,487
Health Care Equipment & Services 5.7%
Acadia Healthcare Co., Inc. *	75,648	3,872,421
Alere, Inc. *	87,662	3,430,214
Align Technology, Inc. *	75,099	6,976,697
athenahealth, Inc. *	39,865	4,880,672
Brookdale Senior Living, Inc. *	185,497	3,192,403
Centene Corp. *	176,093	12,025,391
Community Health Systems, Inc. *	98,431	1,051,243
DENTSPLY SIRONA, Inc.	240,788	14,798,830
DexCom, Inc. *	86,294	7,860,520
Envision Healthcare Holdings, Inc. *	194,925	4,183,091
IDEXX Laboratories, Inc. *	92,151	10,383,575
Inovalon Holdings, Inc., Class A *(a)	68,249	1,071,509
MEDNAX, Inc. *	96,467	6,344,635
Molina Healthcare, Inc. *	40,243	2,165,476
Patterson Cos., Inc.	87,236	4,012,856
Premier, Inc., Class A *	49,138	1,555,218
ResMed, Inc.	144,454	9,633,637
Team Health Holdings, Inc. *	77,364	2,576,221
Teleflex, Inc.	44,840	8,209,756
Tenet Healthcare Corp. *	100,982	2,413,470
The Cooper Cos., Inc.	50,312	9,354,007
Varian Medical Systems, Inc. *	98,085	9,428,911
VCA, Inc. *	80,566	5,704,878
Veeva Systems, Inc., Class A *	100,816	4,125,391
WellCare Health Plans, Inc. *	46,404	5,229,731
		144,480,753
Household & Personal Products 0.8%
Coty, Inc., Class A (a)	72,802	1,962,014
Edgewell Personal Care Co. *	59,953	4,796,840
Energizer Holdings, Inc.	65,716	3,247,685
Herbalife Ltd. *(a)	66,579	4,044,674
Nu Skin Enterprises, Inc., Class A	55,800	3,229,704
Spectrum Brands Holdings, Inc.	27,496	3,689,963
		20,970,880
Insurance 6.4%
Alleghany Corp. *	15,827	8,486,437
Allied World Assurance Co. Holdings AG	93,170	3,778,975
American Financial Group, Inc.	72,602	5,456,040
American National Insurance Co.	9,033	1,055,235
AmTrust Financial Services, Inc.	80,988	2,145,372
Arch Capital Group Ltd. *	124,664	10,090,304
Arthur J. Gallagher & Co.	183,158	9,049,837
Assurant, Inc.	63,238	5,662,963
Assured Guaranty Ltd.	143,136	3,974,887
Security	Number of Shares	Value ($)
Axis Capital Holdings Ltd.	95,777	5,446,838
Brown & Brown, Inc.	116,955	4,382,304
Cincinnati Financial Corp.	151,204	11,659,341
CNO Financial Group, Inc.	187,225	3,042,406
Endurance Specialty Holdings Ltd.	63,012	4,149,340
Erie Indemnity Co., Class A	24,758	2,526,059
Everest Re Group Ltd.	43,755	8,461,342
First American Financial Corp.	115,228	4,965,175
FNF Group	282,005	10,628,769
Old Republic International Corp.	257,665	4,954,898
Reinsurance Group of America, Inc.	64,981	6,973,761
RenaissanceRe Holdings Ltd.	42,764	5,118,851
Torchmark Corp.	116,708	7,548,673
Validus Holdings Ltd.	84,311	4,282,156
W.R. Berkley Corp.	101,030	5,998,151
White Mountains Insurance Group Ltd.	5,219	4,300,560
Willis Towers Watson plc	142,041	17,614,504
		161,753,178
Materials 5.7%
Albemarle Corp.	115,057	9,201,108
AptarGroup, Inc.	63,532	4,954,225
Ashland, Inc.	63,413	7,424,394
Avery Dennison Corp.	90,329	6,995,078
Axalta Coating Systems Ltd. *	221,690	6,344,768
Bemis Co., Inc.	96,627	5,082,580
Crown Holdings, Inc. *	144,605	7,841,929
Eagle Materials, Inc.	50,708	4,075,402
FMC Corp.	137,152	6,437,915
Graphic Packaging Holding Co.	331,308	4,750,957
Huntsman Corp.	205,627	3,555,291
International Flavors & Fragrances, Inc.	81,694	11,321,154
NewMarket Corp.	10,208	4,429,762
Owens-Illinois, Inc. *	164,755	2,954,057
Packaging Corp. of America	97,140	7,638,118
Platform Specialty Products Corp. *	149,351	1,351,626
Reliance Steel & Aluminum Co.	75,510	5,442,761
Royal Gold, Inc.	65,979	4,837,580
RPM International, Inc.	136,702	7,454,360
Silgan Holdings, Inc.	43,464	2,091,488
Sonoco Products Co.	105,215	5,422,781
Steel Dynamics, Inc.	250,301	6,162,411
The Scotts Miracle-Gro Co., Class A	47,047	3,895,492
The Valspar Corp.	75,535	7,962,144
W.R. Grace & Co.	71,703	5,602,155
Westlake Chemical Corp.	42,158	2,184,628
		145,414,164
Media 2.3%
AMC Networks, Inc., Class A *	63,429	3,446,732
Cinemark Holdings, Inc.	109,533	4,233,450
Liberty Broadband Corp., Class A *	25,353	1,710,060
Liberty Broadband Corp., Class C *	68,575	4,699,445
Lions Gate Entertainment Corp. (a)	99,867	2,093,212
Live Nation Entertainment, Inc. *	147,726	3,947,239
MSG Networks, Inc., Class A *	67,443	1,178,904
News Corp., Class A	389,902	5,482,022

40    See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
News Corp., Class B	114,267	1,648,873
Regal Entertainment Group, Class A (a)	89,756	1,918,983
Scripps Networks Interactive, Inc., Class A	96,889	6,139,856
TEGNA, Inc.	225,362	4,565,834
The Interpublic Group of Cos., Inc.	411,846	9,530,116
The Madison Square Garden Co., Class A *	20,663	3,732,771
Tribune Media Co., Class A	81,719	3,111,860
		57,439,357
Pharmaceuticals, Biotechnology & Life Sciences 4.1%
Akorn, Inc. *	87,693	2,360,696
Alkermes plc *	157,063	6,874,648
Bio-Rad Laboratories, Inc., Class A *	20,712	3,082,153
Bio-Techne Corp.	38,552	4,061,453
Bluebird Bio, Inc. *	35,783	1,765,533
Bruker Corp.	112,930	2,525,115
Horizon Pharma plc *	151,963	2,856,904
Intercept Pharmaceuticals, Inc. *(a)	17,964	2,664,241
Intrexon Corp. *(a)	52,796	1,332,571
Ionis Pharmaceuticals, Inc. *	125,374	3,717,339
Jazz Pharmaceuticals plc *	61,847	7,658,514
Juno Therapeutics, Inc. *(a)	76,237	2,255,091
Medivation, Inc. *	169,611	13,663,862
Mettler-Toledo International, Inc. *	27,497	11,083,216
Neurocrine Biosciences, Inc. *	83,255	4,034,537
OPKO Health, Inc. *(a)	328,850	2,992,535
PerkinElmer, Inc.	112,144	5,971,668
Puma Biotechnology, Inc. *	20,148	1,191,754
Quintiles Transnational Holdings, Inc. *	96,123	7,430,308
Seattle Genetics, Inc. *	112,191	4,998,109
Ultragenyx Pharmaceutical, Inc. *	38,472	2,536,074
United Therapeutics Corp. *	45,501	5,563,862
VWR Corp. *	83,267	2,323,982
		102,944,165
Real Estate 11.7%
Alexandria Real Estate Equities, Inc.	79,133	8,711,752
American Campus Communities, Inc.	133,814	6,705,419
American Homes 4 Rent, Class A	182,574	3,992,893
Apartment Investment & Management Co., Class A	160,156	7,235,848
Brixmor Property Group, Inc.	259,698	7,416,975
Camden Property Trust	88,720	7,786,954
Communications Sales & Leasing, Inc.	138,976	4,336,051
Corrections Corp. of America	124,413	1,981,899
CubeSmart	180,240	4,962,007
DDR Corp.	314,911	5,954,967
Douglas Emmett, Inc.	143,867	5,403,644
Duke Realty Corp.	352,967	9,925,432
Equity LifeStyle Properties, Inc.	82,547	6,399,869
Extra Space Storage, Inc.	128,010	10,311,205
Federal Realty Investment Trust	72,423	11,515,257
Security	Number of Shares	Value ($)
Forest City Realty Trust, Inc., Class A	221,819	5,248,238
Forest City Realty Trust, Inc., Class B	8,120	192,525
Gaming & Leisure Properties, Inc.	195,717	6,695,479
Highwoods Properties, Inc.	99,468	5,275,783
Hospitality Properties Trust	162,983	4,969,352
Iron Mountain, Inc.	245,625	9,434,456
Jones Lang LaSalle, Inc.	46,741	5,457,012
Kilroy Realty Corp.	93,515	6,791,994
Lamar Advertising Co., Class A	85,297	5,316,562
Liberty Property Trust	151,448	6,244,201
Mid-America Apartment Communities, Inc.	78,921	7,417,785
National Retail Properties, Inc.	148,338	7,431,734
NorthStar Realty Finance Corp.	186,221	2,484,188
Omega Healthcare Investors, Inc.	169,143	6,122,977
Outfront Media, Inc.	143,980	3,213,634
Paramount Group, Inc.	180,715	3,252,870
Rayonier, Inc.	126,908	3,493,777
Realogy Holdings Corp.	150,533	4,040,306
Realty Income Corp.	264,676	17,397,153
Regency Centers Corp.	104,359	8,405,074
Retail Properties of America, Inc., Class A	239,858	4,077,586
RLJ Lodging Trust	130,100	3,036,534
Senior Housing Properties Trust	245,585	5,486,369
SL Green Realty Corp.	102,761	12,097,025
Spirit Realty Capital, Inc.	500,811	6,635,746
Tanger Factory Outlet Centers, Inc.	99,626	4,048,801
Taubman Centers, Inc.	62,145	4,826,802
The Howard Hughes Corp. *	37,516	4,435,141
UDR, Inc.	269,587	9,753,658
VEREIT, Inc.	981,086	10,252,349
Weingarten Realty Investors	114,315	4,715,494
WP Carey, Inc.	99,784	6,650,604
		297,541,381
Retailing 3.8%
AutoNation, Inc. *	70,947	3,359,340
Burlington Stores, Inc. *	73,445	5,965,203
Cabela's, Inc. *	46,288	2,267,649
Dick's Sporting Goods, Inc.	92,097	5,396,884
Dillard's, Inc., Class A	23,438	1,411,905
Foot Locker, Inc.	139,190	9,136,432
GameStop Corp., Class A	108,761	3,087,725
GNC Holdings, Inc., Class A	70,844	1,489,849
Groupon, Inc. *	430,023	2,292,023
HSN, Inc.	33,836	1,413,668
J.C. Penney Co., Inc. *	321,334	3,030,180
Liberty Ventures, Series A *	140,148	5,401,304
LKQ Corp. *	316,114	11,408,554
Office Depot, Inc.	451,615	1,661,943
Penske Automotive Group, Inc.	41,292	1,870,528
Sally Beauty Holdings, Inc. *	144,626	3,936,720
Sears Holdings Corp. *(a)	47,753	657,559
Staples, Inc.	667,024	5,709,725
The Michaels Cos., Inc. *	111,305	2,666,868
Ulta Salon, Cosmetics & Fragrance, Inc. *	64,231	15,878,545

See financial notes    41

Schwab U.S. Mid-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Urban Outfitters, Inc. *	90,273	3,236,287
Williams-Sonoma, Inc.	85,321	4,491,297
		95,770,188
Semiconductors & Semiconductor Equipment 1.2%
Cree, Inc. *	105,174	2,525,228
First Solar, Inc. *	77,981	2,949,242
KLA-Tencor Corp.	159,927	11,076,544
Marvell Technology Group Ltd.	489,820	6,073,768
ON Semiconductor Corp. *	429,683	4,640,576
Teradyne, Inc.	205,468	4,327,156
		31,592,514
Software & Services 9.2%
Amdocs Ltd.	154,009	9,259,021
ANSYS, Inc. *	91,051	8,658,040
Aspen Technology, Inc. *	86,166	3,917,106
Black Knight Financial Services, Inc., Class A *	16,036	625,725
Booz Allen Hamilton Holding Corp.	129,439	3,929,768
Broadridge Financial Solutions, Inc.	120,704	8,364,787
Cadence Design Systems, Inc. *	310,439	7,897,568
CDK Global, Inc.	159,632	9,255,463
CommerceHub, Inc., Series A *	13,954	206,380
CommerceHub, Inc., Series C *	27,909	411,100
Computer Sciences Corp.	142,177	6,688,006
CoStar Group, Inc. *	33,410	6,924,223
CSRA, Inc.	142,360	3,614,520
DST Systems, Inc.	31,385	3,813,591
FireEye, Inc. *	148,846	2,137,429
First Data Corp., Class A *	188,279	2,620,844
Fortinet, Inc. *	152,517	5,511,964
Gartner, Inc. *	84,606	7,699,146
Genpact Ltd. *	159,147	3,765,418
Global Payments, Inc.	159,403	12,106,658
GoDaddy, Inc., Class A *	45,091	1,460,047
IAC/InterActiveCorp	76,270	4,477,812
Jack Henry & Associates, Inc.	80,718	7,044,260
Leidos Holdings, Inc.	142,957	5,791,188
Manhattan Associates, Inc. *	75,663	4,579,125
NetSuite, Inc. *	38,426	4,184,591
Nuance Communications, Inc. *	226,718	3,305,548
Pandora Media, Inc. *	225,619	3,158,666
PTC, Inc. *	118,959	5,075,981
Rackspace Hosting, Inc. *	111,955	3,520,985
Sabre Corp.	211,496	5,953,612
Splunk, Inc. *	135,181	7,872,941
SS&C Technologies Holdings, Inc.	163,092	5,373,881
Synopsys, Inc. *	155,456	9,216,986
Syntel, Inc. *	31,534	1,455,925
Tableau Software, Inc., Class A *	57,339	3,327,382
Teradata Corp. *	134,867	4,279,330
The Ultimate Software Group, Inc. *	29,615	6,187,758
Total System Services, Inc.	169,879	8,366,541
Tyler Technologies, Inc. *	33,844	5,548,724
Vantiv, Inc., Class A *	162,105	8,711,523
VeriSign, Inc. *	98,402	7,326,029
WEX, Inc. *	39,614	3,934,066
Security	Number of Shares	Value ($)
Zillow Group, Inc., Class A *(a)	47,725	1,614,537
Zillow Group, Inc., Class C *(a)	107,205	3,628,889
		232,803,084
Technology Hardware & Equipment 3.6%
Arista Networks, Inc. *	36,624	2,918,200
Arrow Electronics, Inc. *	95,486	6,285,843
Avnet, Inc.	130,398	5,434,989
Brocade Communications Systems, Inc.	474,525	4,261,235
CDW Corp.	151,249	6,753,268
CommScope Holding Co., Inc. *	152,217	4,501,057
Dolby Laboratories, Inc., Class A	51,816	2,535,875
EchoStar Corp., Class A *	42,727	1,656,099
FEI Co.	41,536	4,422,338
Fitbit, Inc., Class A *(a)	68,597	1,061,882
FLIR Systems, Inc.	139,916	4,313,610
Harris Corp.	127,797	11,882,565
Ingram Micro, Inc., Class A	150,954	5,277,352
IPG Photonics Corp. *	38,032	3,308,023
Jabil Circuit, Inc.	199,015	4,217,128
Keysight Technologies, Inc. *	178,772	5,440,032
National Instruments Corp.	103,844	2,901,401
NCR Corp. *	131,122	4,438,480
Trimble Navigation Ltd. *	256,771	7,035,525
Zebra Technologies Corp., Class A *	53,565	3,747,407
		92,392,309
Telecommunication Services 0.4%
Frontier Communications Corp.	1,205,905	5,547,163
Telephone & Data Systems, Inc.	96,528	2,690,235
United States Cellular Corp. *	11,117	413,775
Zayo Group Holdings, Inc. *	40,934	1,187,495
		9,838,668
Transportation 2.4%
Alaska Air Group, Inc.	126,515	8,543,558
AMERCO	6,430	2,210,055
Avis Budget Group, Inc. *	98,374	3,554,253
Expeditors International of Washington, Inc.	185,987	9,420,241
Genesee & Wyoming, Inc., Class A *	59,643	4,055,127
J.B. Hunt Transport Services, Inc.	91,752	7,284,191
JetBlue Airways Corp. *	329,599	5,257,104
Kirby Corp. *	55,988	2,916,975
Landstar System, Inc.	42,599	2,949,129
Macquarie Infrastructure Corp.	76,193	6,090,868
Old Dominion Freight Line, Inc. *	69,620	4,952,071
Ryder System, Inc.	55,282	3,622,077
		60,855,649
Utilities 5.7%
Alliant Energy Corp.	234,068	8,882,881
American Water Works Co., Inc.	183,506	13,577,609
Aqua America, Inc.	182,737	5,557,032
Atmos Energy Corp.	104,981	7,737,100
Calpine Corp. *	344,109	4,294,480
CenterPoint Energy, Inc.	443,831	9,972,883
CMS Energy Corp.	285,928	12,000,398

42    See financial notes

Schwab U.S. Mid-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Great Plains Energy, Inc.	160,336	4,354,726
ITC Holdings Corp.	156,881	7,094,159
MDU Resources Group, Inc.	201,639	4,752,631
National Fuel Gas Co.	87,668	5,002,336
NiSource, Inc.	333,900	7,993,566
NRG Energy, Inc.	311,556	3,772,943
OGE Energy Corp.	205,687	6,403,036
Pinnacle West Capital Corp.	114,054	8,558,612
Questar Corp.	180,174	4,506,152
SCANA Corp.	146,299	10,336,024
UGI Corp.	176,129	8,010,347
Vectren Corp.	83,931	4,105,065
Westar Energy, Inc.	146,701	8,059,753
		144,971,733
Total Common Stock
(Cost $2,313,957,617)		2,529,714,321

Other Investment Companies 1.1% of net assets
Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (b)	146,314	146,314
Securities Lending Collateral 1.1%
Wells Fargo Government Money Market Fund, Select Class 0.32% (b)	27,059,075	27,059,075
Total Other Investment Companies
(Cost $27,205,389)		27,205,389

End of Investments

At 08/31/16, the tax basis cost of the fund's investments was $2,345,456,379 and the unrealized appreciation and depreciation were $349,651,909 and ($138,188,578), respectively, with a net unrealized appreciation of $211,463,331.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $26,028,977.
(b)	The rate shown is the 7-day yield.
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 09/16/16	15	1,627,125	82,659
See financial notes    43

Schwab U.S. Small-Cap ETF
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.7%	Common Stock	3,355,853,917	3,761,873,374
0.0%	Rights	330,693	352,677
0.0%	Warrants	—	—
1.9%	Other Investment Companies	70,547,087	70,547,087
101.6%	Total Investments	3,426,731,697	3,832,773,138
(1.6%)	Other Assets and Liabilities, Net		(60,566,075)
100.0%	Net Assets		3,772,207,063

Security	Number of Shares	Value ($)
Common Stock 99.7% of net assets
Automobiles & Components 1.2%
American Axle & Manufacturing Holdings, Inc. *	109,398	1,875,082
Cooper Tire & Rubber Co.	76,653	2,605,435
Cooper-Standard Holding, Inc. *	26,514	2,626,212
Dana, Inc.	220,759	3,183,345
Dorman Products, Inc. *	44,242	2,790,343
Drew Industries, Inc.	36,907	3,758,978
Federal-Mogul Holdings Corp. *	41,369	377,699
Fox Factory Holding Corp. *	29,135	604,842
Gentex Corp.	425,906	7,576,868
Gentherm, Inc. *	54,312	1,790,667
Horizon Global Corp. *	28,168	501,954
Metaldyne Performance Group, Inc.	25,180	399,607
Modine Manufacturing Co. *	57,497	615,793
Standard Motor Products, Inc.	30,967	1,387,631
Superior Industries International, Inc.	36,895	1,074,013
Tenneco, Inc. *	84,666	4,726,903
Thor Industries, Inc.	70,450	5,717,017
Visteon Corp.	51,001	3,605,771
Winnebago Industries, Inc.	39,765	957,143
		46,175,303
Banks 8.6%
1st Source Corp.	24,762	876,327
Ameris Bancorp	38,561	1,342,694
Arrow Financial Corp.	21,121	684,743
Associated Banc-Corp.	219,917	4,363,153
Astoria Financial Corp.	143,635	2,197,615
BancFirst Corp.	12,438	853,247
Security	Number of Shares	Value ($)
BancorpSouth, Inc.	125,428	3,123,157
Bank Mutual Corp.	63,094	492,133
Bank of Hawaii Corp.	65,366	4,708,967
Bank of the Ozarks, Inc.	140,057	5,487,433
BankUnited, Inc.	158,815	5,105,902
Banner Corp.	31,149	1,379,278
Beneficial Bancorp, Inc.	113,048	1,704,764
Berkshire Hills Bancorp, Inc.	45,051	1,256,472
BNC Bancorp	71,118	1,747,369
Bofl Holding, Inc. *(a)	90,058	1,936,247
Boston Private Financial Holdings, Inc.	121,779	1,568,514
Brookline Bancorp, Inc.	97,580	1,165,105
Bryn Mawr Bank Corp.	23,872	767,962
Camden National Corp.	12,387	572,775
Capital Bank Financial Corp., Class A	33,447	1,047,226
Capitol Federal Financial, Inc.	189,275	2,721,774
Cardinal Financial Corp.	50,520	1,356,462
Cascade Bancorp *	50,226	302,361
Cathay General Bancorp	113,177	3,556,021
CenterState Banks, Inc.	66,179	1,189,898
Central Pacific Financial Corp.	49,027	1,254,601
Chemical Financial Corp.	55,672	2,573,717
City Holding Co.	22,017	1,113,840
Clifton Bancorp, Inc.	32,875	488,194
CoBiz Financial, Inc.	53,390	701,011
Columbia Banking System, Inc.	86,127	2,845,636
Commerce Bancshares, Inc.	126,841	6,428,302
Community Bank System, Inc.	65,233	3,095,306
Community Trust Bancorp, Inc.	22,514	829,866
Customers Bancorp, Inc. *	36,028	963,389
CVB Financial Corp.	146,109	2,599,279
Dime Community Bancshares, Inc.	45,994	812,254
Eagle Bancorp, Inc. *	43,890	2,271,746
Enterprise Financial Services Corp.	32,973	1,015,568
Essent Group Ltd. *	98,058	2,606,382
EverBank Financial Corp.	113,974	2,187,161
F.N.B. Corp.	314,468	3,927,705
FCB Financial Holdings, Inc., Class A *	14,475	554,392
Federal Agricultural Mortgage Corp., Class C	16,582	679,530
Financial Institutions, Inc.	21,333	573,431
First Bancorp (North Carolina)	29,833	598,152
First BanCorp (Puerto Rico) *	169,119	828,683
First Busey Corp.	52,262	1,220,318
First Citizens BancShares, Inc., Class A	13,409	3,820,358
First Commonwealth Financial Corp.	140,996	1,439,569
First Community Bancshares, Inc.	23,311	558,765
First Financial Bancorp	85,956	1,873,841
First Financial Bankshares, Inc. (a)	98,267	3,598,538
First Financial Corp.	18,633	761,717
First Horizon National Corp.	351,505	5,406,147
First Interstate BancSystem, Inc., Class A	28,176	866,130
First Merchants Corp.	58,630	1,591,804
First Midwest Bancorp, Inc.	133,390	2,610,442
First NBC Bank Holding Co. *	21,935	286,471
Flagstar Bancorp, Inc. *	32,615	915,829

44    See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Flushing Financial Corp.	41,372	959,417
Fulton Financial Corp.	265,970	3,845,926
German American Bancorp, Inc.	19,803	729,939
Glacier Bancorp, Inc.	110,675	3,313,609
Great Southern Bancorp, Inc.	15,237	641,325
Great Western Bancorp, Inc.	92,513	3,167,645
Hancock Holding Co.	117,248	3,825,802
Hanmi Financial Corp.	52,303	1,371,908
Heartland Financial USA, Inc.	24,984	907,419
Hilltop Holdings, Inc. *	117,897	2,669,188
Home BancShares, Inc.	179,674	4,204,372
HomeTrust Bancshares, Inc. *	26,019	497,483
Hope Bancorp, Inc.	195,175	3,357,010
IBERIABANK Corp.	48,753	3,352,744
Independent Bank Corp.	38,350	2,031,783
Independent Bank Group, Inc.	14,241	625,465
International Bancshares Corp.	84,478	2,504,773
Investors Bancorp, Inc.	533,975	6,541,194
Kearny Financial Corp.	34,713	475,221
Lakeland Bancorp, Inc.	51,454	702,347
Lakeland Financial Corp.	39,167	1,403,727
LegacyTexas Financial Group, Inc.	67,154	2,036,781
LendingTree, Inc. *	9,604	931,588
MainSource Financial Group, Inc.	37,157	896,598
MB Financial, Inc.	103,459	4,053,524
Meridian Bancorp, Inc.	67,922	1,060,942
MGIC Investment Corp. *	498,916	4,036,230
National Bank Holdings Corp., Class A	46,676	1,117,423
Nationstar Mortgage Holdings, Inc. *	62,381	990,610
NBT Bancorp, Inc.	71,371	2,304,570
Nicolet Bankshares, Inc. *	8,378	313,589
NMI Holdings, Inc., Class A *	74,448	591,117
Northfield Bancorp, Inc.	56,763	901,964
Northwest Bancshares, Inc.	145,451	2,257,400
OceanFirst Financial Corp.	27,839	551,769
Ocwen Financial Corp. *	177,485	631,847
OFG Bancorp	67,423	735,585
Old National Bancorp	187,450	2,654,292
Opus Bank	28,321	988,969
Oritani Financial Corp.	58,293	936,769
PacWest Bancorp	171,734	7,437,800
Park National Corp.	19,982	1,911,278
Park Sterling Corp.	67,804	574,978
Peoples Financial Services Corp. (a)	7,159	275,192
PHH Corp. *	63,279	968,169
Pinnacle Financial Partners, Inc.	59,944	3,398,225
Popular, Inc.	155,296	6,104,686
PrivateBancorp, Inc.	120,238	5,524,936
Prosperity Bancshares, Inc.	97,268	5,395,456
Provident Financial Services, Inc.	93,083	2,007,800
Radian Group, Inc.	312,885	4,289,653
Renasant Corp.	54,893	1,945,957
Republic Bancorp, Inc., Class A	9,316	298,205
S&T Bancorp, Inc.	48,915	1,406,306
Sandy Spring Bancorp, Inc.	33,408	1,053,354
ServisFirst Bancshares, Inc.	30,573	1,602,331
Simmons First National Corp., Class A	40,094	2,012,318
South State Corp.	35,858	2,724,849
Security	Number of Shares	Value ($)
Southside Bancshares, Inc.	38,960	1,279,836
Southwest Bancorp, Inc.	31,223	611,346
State Bank Financial Corp.	52,962	1,221,304
Sterling Bancorp	176,780	3,155,523
Stock Yards Bancorp, Inc.	32,865	1,048,722
Stonegate Mortgage Corp. *(a)	34,670	143,187
Sun Bancorp, Inc.	10,565	241,305
Synovus Financial Corp.	192,059	6,353,312
Talmer Bancorp, Inc., Class A	98,233	2,284,900
TCF Financial Corp.	262,173	3,840,834
Texas Capital Bancshares, Inc. *	66,688	3,502,454
TFS Financial Corp.	97,393	1,766,709
The Bancorp, Inc. *	57,124	353,598
The First of Long Island Corp.	19,388	635,926
Tompkins Financial Corp.	19,435	1,436,830
Towne Bank	97,547	2,320,643
TriCo Bancshares	29,819	806,306
TrustCo Bank Corp.	151,505	1,081,746
Trustmark Corp.	101,241	2,871,195
UMB Financial Corp.	61,883	3,762,486
Umpqua Holdings Corp.	330,156	5,421,162
Union Bankshares Corp.	69,083	1,922,580
United Bankshares, Inc.	95,702	3,770,659
United Community Banks, Inc.	105,328	2,209,781
United Financial Bancorp, Inc.	76,737	1,073,551
Univest Corp. of Pennsylvania	25,898	604,459
Valley National Bancorp	346,332	3,342,104
Walker & Dunlop, Inc. *	42,695	1,131,417
Walter Investment Management Corp. *(a)	60,275	227,840
Washington Federal, Inc.	135,223	3,583,409
Washington Trust Bancorp, Inc.	19,006	801,103
Waterstone Financial, Inc.	42,016	710,070
Webster Financial Corp.	134,083	5,179,626
WesBanco, Inc.	54,766	1,792,491
Westamerica Bancorp (a)	37,275	1,895,061
Western Alliance Bancorp *	137,330	5,248,753
Wintrust Financial Corp.	74,022	4,114,143
WSFS Financial Corp.	43,162	1,679,002
		322,882,403
Capital Goods 9.2%
AAON, Inc.	59,587	1,686,312
AAR Corp.	49,402	1,215,783
Actuant Corp., Class A	85,587	2,039,538
Advanced Drainage Systems, Inc. (a)	49,225	1,138,574
AECOM *	228,105	7,032,477
Aegion Corp. *	57,425	1,063,511
Aerojet Rocketdyne Holdings, Inc. *	103,849	1,866,167
Aerovironment, Inc. *	32,646	807,662
Air Lease Corp.	138,633	4,073,038
Aircastle Ltd.	95,551	2,068,679
Alamo Group, Inc.	13,332	864,180
Albany International Corp., Class A	41,676	1,764,145
Altra Industrial Motion Corp.	35,250	994,050
Ameresco, Inc., Class A *	26,430	126,335
American Railcar Industries, Inc. (a)	15,267	632,970
American Science & Engineering, Inc.	12,230	450,064
American Woodmark Corp. *	20,175	1,755,225

See financial notes    45

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Apogee Enterprises, Inc.	44,415	2,149,686
Applied Industrial Technologies, Inc.	57,558	2,735,156
Armstrong Flooring, Inc. *	35,229	726,422
Armstrong World Industries, Inc. *	70,557	3,067,113
Astec Industries, Inc.	27,081	1,592,092
Astronics Corp. *	28,059	1,257,324
AZZ, Inc.	38,569	2,562,139
Babcock & Wilcox Enterprises, Inc. *	72,711	1,188,825
Barnes Group, Inc.	77,921	3,221,254
Beacon Roofing Supply, Inc. *	88,710	4,078,886
BMC Stock Holdings, Inc. *	69,489	1,385,611
Briggs & Stratton Corp.	63,308	1,203,485
Builders FirstSource, Inc. *	128,738	1,768,860
BWX Technologies, Inc.	151,859	5,893,648
CAI International, Inc. *	27,947	222,738
Chart Industries, Inc. *	46,922	1,413,291
CIRCOR International, Inc.	23,727	1,401,317
CLARCOR, Inc.	73,601	4,818,657
Columbus McKinnon Corp.	30,740	539,794
Comfort Systems USA, Inc.	59,939	1,701,668
Continental Building Products, Inc. *	54,417	1,208,602
Crane Co.	73,345	4,717,550
CSW Industrials, Inc. *	20,815	671,908
Cubic Corp.	32,432	1,518,466
Curtiss-Wright Corp.	65,299	5,870,380
DigitalGlobe, Inc. *	84,296	2,283,579
Douglas Dynamics, Inc.	35,775	1,147,662
DXP Enterprises, Inc. *	17,285	485,536
Dycom Industries, Inc. *	47,880	3,884,026
EMCOR Group, Inc.	94,910	5,434,547
Encore Wire Corp.	29,341	1,136,084
EnerSys	64,745	4,556,753
Engility Holdings, Inc. *	27,150	814,500
EnPro Industries, Inc.	33,509	1,806,135
ESCO Technologies, Inc.	38,669	1,744,745
Esterline Technologies Corp. *	42,719	3,287,227
Federal Signal Corp.	92,701	1,215,310
Franklin Electric Co., Inc.	56,040	2,143,530
GATX Corp.	62,488	2,740,099
Generac Holdings, Inc. *	100,548	3,750,440
General Cable Corp.	68,905	1,111,438
Gibraltar Industries, Inc. *	45,724	1,744,828
Global Brass & Copper Holdings, Inc.	29,151	818,269
Graco, Inc.	83,352	6,140,542
Graham Corp.	16,474	314,818
Granite Construction, Inc.	58,750	2,820,000
Great Lakes Dredge & Dock Corp. *	84,937	327,857
Griffon Corp.	54,871	939,392
H&E Equipment Services, Inc.	50,607	806,170
Harsco Corp.	117,629	1,170,409
HEICO Corp.	30,705	2,086,712
HEICO Corp., Class A	52,171	2,967,486
Hexcel Corp.	140,187	6,287,387
Hillenbrand, Inc.	94,367	3,033,899
Huntington Ingalls Industries, Inc.	70,101	11,578,582
Hyster-Yale Materials Handling, Inc.	12,868	665,662
Insteel Industries, Inc.	26,486	881,984
ITT, Inc.	135,781	4,912,557
John Bean Technologies Corp.	45,660	3,135,929
Security	Number of Shares	Value ($)
Joy Global, Inc.	150,401	4,102,939
Kadant, Inc.	14,749	791,136
Kaman Corp.	39,756	1,784,647
KBR, Inc.	209,664	3,077,868
Kennametal, Inc.	114,334	3,196,779
KLX, Inc. *	79,648	2,974,056
Kratos Defense & Security Solutions, Inc. *	82,152	573,421
L.B. Foster Co., Class A	16,520	198,405
Lennox International, Inc.	57,901	9,326,114
Lindsay Corp. (a)	16,446	1,183,454
Lydall, Inc. *	26,743	1,284,734
Manitowoc Foodservice, Inc. *	198,154	3,196,224
Masonite International Corp. *	40,810	2,723,251
MasTec, Inc. *	99,071	2,917,641
Meritor, Inc. *	127,599	1,422,729
Milacron Holdings Corp. *	23,335	402,995
Moog, Inc., Class A *	48,394	2,854,762
MRC Global, Inc. *	149,399	2,191,683
Mueller Industries, Inc.	84,987	2,937,151
Mueller Water Products, Inc., Class A	250,014	3,022,669
MYR Group, Inc. *	31,038	900,102
National Presto Industries, Inc.	6,595	575,480
Navistar International Corp. *	104,962	1,473,666
NCI Building Systems, Inc. *	62,951	953,078
NOW, Inc. *	160,788	3,318,664
Orbital ATK, Inc.	87,652	6,611,590
Oshkosh Corp.	109,252	5,891,960
PGT, Inc. *	87,159	1,038,064
Plug Power, Inc. *(a)	310,351	481,044
Ply Gem Holdings, Inc. *	29,616	413,736
Powell Industries, Inc.	15,311	608,612
Power Solutions International, Inc. *(a)	6,644	77,336
Preformed Line Products Co.	4,650	203,949
Primoris Services Corp.	59,444	1,142,514
Proto Labs, Inc. *	35,618	1,949,017
Quanex Building Products Corp.	57,503	1,111,533
Raven Industries, Inc.	58,554	1,436,915
RBC Bearings, Inc. *	37,163	2,939,222
Regal Beloit Corp.	67,886	4,163,448
Rexnord Corp. *	145,529	3,217,646
Rush Enterprises, Inc., Class A *	44,886	1,067,389
Rush Enterprises, Inc., Class B *	12,007	286,967
Simpson Manufacturing Co., Inc.	60,999	2,676,636
SiteOne Landscape Supply, Inc. *	15,445	590,617
SPX Corp. *	58,759	1,112,895
SPX FLOW, Inc. *	62,347	1,833,625
Standex International Corp.	18,539	1,560,798
Sun Hydraulics Corp.	39,053	1,203,613
Sunrun, Inc. *(a)	23,798	144,692
TASER International, Inc. *	79,123	2,142,651
Teledyne Technologies, Inc. *	51,790	5,548,781
Tennant Co.	25,519	1,651,845
Terex Corp.	162,955	3,956,547
Textainer Group Holdings Ltd. (a)	38,352	340,949
The Gorman-Rupp Co.	26,759	726,774
The Greenbrier Cos., Inc. (a)	36,050	1,221,734
The KEYW Holding Corp. *	51,954	517,981
The Manitowoc Co., Inc.	197,835	969,391
The Timken Co.	104,595	3,542,633

46    See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
The Toro Co.	82,074	7,973,489
Thermon Group Holdings, Inc. *	45,811	862,621
Titan International, Inc.	61,105	561,555
Titan Machinery, Inc. *	22,735	243,492
Trex Co., Inc. *	46,523	2,881,635
TriMas Corp. *	70,625	1,354,587
Triton International Ltd.	52,993	806,553
Triumph Group, Inc.	74,160	2,362,738
Tutor Perini Corp. *	60,494	1,402,856
Univar, Inc. *	109,309	2,261,603
Universal Forest Products, Inc.	29,988	3,273,190
USG Corp. *	131,749	3,613,875
Valmont Industries, Inc.	33,106	4,319,340
Wabash National Corp. *	95,100	1,326,645
Watsco, Inc.	38,722	5,725,435
Watts Water Technologies, Inc., Class A	42,849	2,759,476
Wesco Aircraft Holdings, Inc. *	94,117	1,293,168
WESCO International, Inc. *	63,092	3,921,799
Woodward, Inc.	83,310	5,225,203
		346,603,688
Commercial & Professional Services 3.3%
ABM Industries, Inc.	85,201	3,274,274
Acacia Research Corp.	73,367	438,735
ACCO Brands Corp. *	154,024	1,540,240
Barrett Business Services, Inc.	10,933	510,134
Brady Corp., Class A	67,583	2,263,355
CBIZ, Inc. *	66,601	753,257
CDI Corp.	20,441	116,514
CEB, Inc.	49,094	2,955,459
Clean Harbors, Inc. *	77,187	3,689,539
Covanta Holding Corp.	188,609	2,808,388
Deluxe Corp.	72,693	4,955,482
Ennis, Inc.	38,416	636,937
Essendant, Inc.	54,747	1,060,449
Exponent, Inc.	38,687	1,950,985
Franklin Covey Co. *	22,763	369,671
FTI Consulting, Inc. *	62,354	2,761,659
G&K Services, Inc., Class A	30,008	2,920,679
GP Strategies Corp. *	26,630	636,457
Healthcare Services Group, Inc.	108,610	4,384,586
Heidrick & Struggles International, Inc.	25,180	470,614
Heritage-Crystal Clean, Inc. *	27,385	378,187
Herman Miller, Inc.	90,110	3,250,268
HNI Corp.	66,750	3,727,320
Huron Consulting Group, Inc. *	31,370	1,971,918
ICF International, Inc. *	26,300	1,100,655
InnerWorkings, Inc. *	61,893	548,991
Insperity, Inc.	23,767	1,557,927
Interface, Inc.	95,581	1,689,872
KAR Auction Services, Inc.	205,531	8,689,851
Kelly Services, Inc., Class A	46,225	883,822
Kforce, Inc.	34,520	667,962
Kimball International, Inc., Class B	51,727	644,001
Knoll, Inc.	73,136	1,935,179
Korn/Ferry International	89,493	2,133,513
Matthews International Corp., Class A	46,903	2,885,003
McGrath RentCorp	30,547	976,588
Security	Number of Shares	Value ($)
Mistras Group, Inc. *	23,778	558,070
Mobile Mini, Inc.	65,491	1,958,181
MSA Safety, Inc.	49,314	2,872,540
Multi-Color Corp.	18,976	1,268,166
Navigant Consulting, Inc. *	73,596	1,445,425
NL Industries, Inc. *	15,028	88,665
On Assignment, Inc. *	72,543	2,735,597
Pendrell Corp. *	204,339	145,081
Pitney Bowes, Inc.	284,208	5,331,742
Quad/Graphics, Inc.	36,271	982,581
R.R. Donnelley & Sons Co.	315,763	5,399,547
Resources Connection, Inc.	55,974	844,648
RPX Corp. *	77,239	808,692
SP Plus Corp. *	26,756	668,900
Steelcase, Inc., Class A	135,153	2,019,186
Team, Inc. *	46,322	1,471,650
Tetra Tech, Inc.	87,034	3,072,300
The Advisory Board Co. *	61,860	2,607,399
The Brink's Co.	70,661	2,579,126
TransUnion *	101,994	3,364,782
TriNet Group, Inc. *	59,266	1,244,586
TrueBlue, Inc. *	63,349	1,384,176
UniFirst Corp.	22,998	2,952,713
US Ecology, Inc.	30,704	1,377,381
Viad Corp.	33,026	1,181,010
WageWorks, Inc. *	53,968	3,334,683
West Corp.	77,108	1,806,640
		125,041,938
Consumer Durables & Apparel 2.3%
Arctic Cat, Inc.	17,844	252,849
Beazer Homes USA, Inc. *	42,778	481,253
Brunswick Corp.	134,143	6,169,237
CalAtlantic Group, Inc.	111,914	4,083,742
Callaway Golf Co.	138,898	1,586,215
Cavco Industries, Inc. *	11,311	1,182,791
Columbia Sportswear Co.	42,998	2,415,198
Crocs, Inc. *	113,503	980,666
Deckers Outdoor Corp. *	46,996	3,071,189
Ethan Allen Interiors, Inc.	37,635	1,259,267
Fossil Group, Inc. *	65,078	1,858,628
G-III Apparel Group Ltd. *	59,258	1,870,775
Helen of Troy Ltd. *	42,698	3,857,337
Hovnanian Enterprises, Inc., Class A *	174,486	317,565
Iconix Brand Group, Inc. *	74,932	629,429
Installed Building Products, Inc. *	26,684	890,712
iRobot Corp. *	42,372	1,688,948
Kate Spade & Co. *	191,110	3,566,113
KB Home	113,280	1,778,496
La-Z-Boy, Inc.	77,330	2,062,391
LGI Homes, Inc. *(a)	24,226	930,763
Libbey, Inc.	35,045	621,348
M.D.C Holdings, Inc.	60,791	1,587,253
M/I Homes, Inc. *	32,950	762,463
Marine Products Corp.	20,454	182,245
Meritage Homes Corp. *	54,986	1,973,997
Movado Group, Inc.	25,633	581,869
NACCO Industries, Inc., Class A	9,629	640,714
Oxford Industries, Inc.	20,627	1,287,331
Perry Ellis International, Inc. *	20,458	381,337

See financial notes    47

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Smith & Wesson Holding Corp. *	84,295	2,372,904
Steven Madden Ltd. *	84,381	2,960,929
Sturm Ruger & Co., Inc.	28,538	1,749,094
Taylor Morrison Home Corp., Class A *	48,233	850,830
Tempur Sealy International, Inc. *	92,849	7,281,219
TopBuild Corp. *	54,954	1,875,030
TRI Pointe Group, Inc. *	212,081	2,875,818
Tupperware Brands Corp.	76,439	5,009,048
Unifi, Inc. *	19,481	507,090
Universal Electronics, Inc. *	20,477	1,515,912
Vera Bradley, Inc. *	27,893	417,279
Vince Holding Corp. *	46,509	326,493
Vista Outdoor, Inc. *	91,707	3,651,773
WCI Communities, Inc. *	29,475	554,720
William Lyon Homes, Class A *	28,054	483,932
Wolverine World Wide, Inc.	147,595	3,528,996
		84,913,188
Consumer Services 3.8%
American Public Education, Inc. *	25,235	521,607
Apollo Education Group, Inc. *	151,468	1,343,521
Ascent Capital Group, Inc., Class A *	18,978	440,479
Belmond Ltd., Class A *	123,266	1,376,881
Biglari Holdings, Inc. *	1,443	635,771
BJ's Restaurants, Inc. *	30,314	1,204,072
Bloomin' Brands, Inc.	178,378	3,485,506
Bob Evans Farms, Inc.	28,485	1,167,885
Bojangles', Inc. *	11,220	181,203
Boyd Gaming Corp. *	117,575	2,292,712
Bravo Brio Restaurant Group, Inc. *	25,542	120,047
Bridgepoint Education, Inc. *	26,849	194,655
Bright Horizons Family Solutions, Inc. *	64,738	4,412,542
Brinker International, Inc.	84,157	4,520,072
Buffalo Wild Wings, Inc. *	28,626	4,643,137
Caesars Entertainment Corp. *(a)	61,910	391,271
Capella Education Co.	16,127	950,203
Carriage Services, Inc.	23,348	547,277
Chegg, Inc. *	79,249	533,346
Choice Hotels International, Inc.	53,318	2,585,390
Churchill Downs, Inc.	18,811	2,809,987
Chuy's Holdings, Inc. *	25,636	776,258
ClubCorp Holdings, Inc.	105,569	1,514,915
Cracker Barrel Old Country Store, Inc. (a)	36,034	5,481,132
Dave & Buster's Entertainment, Inc. *	38,567	1,791,437
Del Frisco's Restaurant Group, Inc. *	30,035	452,027
Denny's Corp. *	117,918	1,232,243
DeVry Education Group, Inc.	82,135	1,892,390
Diamond Resorts International, Inc. *(a)	82,246	2,484,652
DineEquity, Inc.	25,537	1,991,631
El Pollo Loco Holdings, Inc. *	29,158	397,132
Fiesta Restaurant Group, Inc. *	40,262	1,017,018
Graham Holdings Co., Class B	6,239	3,059,294
Grand Canyon Education, Inc. *	69,477	2,885,380
Houghton Mifflin Harcourt Co. *	150,666	2,403,123
Security	Number of Shares	Value ($)
International Speedway Corp., Class A	39,575	1,317,452
Interval Leisure Group, Inc.	160,209	2,787,637
Intrawest Resorts Holdings, Inc. *	26,538	395,947
Isle of Capri Casinos, Inc. *	35,868	622,310
Jack in the Box, Inc.	48,813	4,854,941
K12, Inc. *	46,061	550,429
La Quinta Holdings, Inc. *	115,866	1,338,252
LifeLock, Inc. *	124,512	2,071,880
Marriott Vacations Worldwide Corp.	38,388	2,959,715
Noodles & Co. *	30,901	202,093
Panera Bread Co., Class A *	33,510	7,276,696
Papa John's International, Inc.	42,576	3,185,962
Penn National Gaming, Inc. *	104,692	1,484,533
Pinnacle Entertainment, Inc. *	88,467	1,065,143
Popeyes Louisiana Kitchen, Inc. *	31,095	1,695,610
Potbelly Corp. *	30,435	394,438
Red Robin Gourmet Burgers, Inc. *	21,741	1,092,703
Red Rock Resorts, Inc., Class A	40,110	904,079
Regis Corp. *	60,657	762,458
Ruby Tuesday, Inc. *	102,943	312,947
Ruth's Hospitality Group, Inc.	51,504	770,500
Scientific Games Corp., Class A *	82,294	678,925
SeaWorld Entertainment, Inc.	103,152	1,342,008
ServiceMaster Global Holdings, Inc. *	201,253	7,508,749
Shake Shack, Inc., Class A *(a)	7,045	248,689
Six Flags Entertainment Corp.	127,736	6,229,685
Sonic Corp.	72,484	2,079,566
Sotheby's	75,889	3,008,999
Speedway Motorsports, Inc.	16,473	294,702
Strayer Education, Inc. *	17,577	855,648
Texas Roadhouse, Inc.	94,958	4,203,791
The Cheesecake Factory, Inc.	65,902	3,388,022
The Habit Restaurants, Inc., Class A *	15,474	237,062
The Marcus Corp.	31,287	738,373
The Wendy's Co.	319,764	3,258,395
Vail Resorts, Inc.	54,276	8,598,947
Weight Watchers International, Inc. *(a)	42,877	450,637
Wingstop, Inc.	29,987	908,306
Zoe's Kitchen, Inc. *	27,074	737,225
		142,549,650
Diversified Financials 3.8%
AG Mortgage Investment Trust, Inc.	38,229	604,783
Altisource Residential Corp.	82,536	905,420
American Capital Mortgage Investment Corp.	75,471	1,287,158
Anworth Mortgage Asset Corp.	155,704	761,393
Apollo Commercial Real Estate Finance, Inc.	89,544	1,459,567
Apollo Residential Mortgage, Inc.	50,279	685,806
Arlington Asset Investment Corp., Class A	36,040	536,275
ARMOUR Residential REIT, Inc.	55,613	1,236,833
Artisan Partners Asset Management, Inc., Class A	52,986	1,385,584
Bats Global Markets, Inc. *	38,491	943,029
BGC Partners, Inc., Class A	252,369	2,213,276

48    See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Blackstone Mortgage Trust, Inc., Class A	142,906	4,261,457
Capstead Mortgage Corp.	143,776	1,426,258
Cash America International, Inc.	38,393	1,671,247
CBOE Holdings, Inc.	124,755	8,569,421
Chimera Investment Corp.	278,232	4,588,046
CIM Commercial Trust Corp.	29,534	497,943
Cohen & Steers, Inc.	28,176	1,187,055
Colony Capital, Inc., Class A	174,156	3,216,661
Cowen Group, Inc., Class A *	150,652	564,945
Credit Acceptance Corp. *(a)	14,869	2,968,596
CYS Investments, Inc.	225,340	1,985,245
Diamond Hill Investment Group, Inc.	4,509	853,779
Dynex Capital, Inc.	63,222	464,682
Encore Capital Group, Inc. *(a)	33,201	715,814
Enova International, Inc. *	40,321	386,678
Evercore Partners, Inc., Class A	58,614	3,003,381
EZCORP, Inc., Class A *	75,302	779,376
Federated Investors, Inc., Class B	139,941	4,520,094
Financial Engines, Inc.	79,275	2,534,422
First Cash Financial Services, Inc.	42,821	2,214,702
FNFV Group *	107,960	1,391,604
GAMCO Investors, Inc., Class A	6,608	202,667
Green Dot Corp., Class A *	66,286	1,537,835
Greenhill & Co., Inc.	41,561	953,409
Interactive Brokers Group, Inc., Class A	90,447	3,245,238
INTL FCStone, Inc. *	22,800	821,256
Invesco Mortgage Capital, Inc.	172,736	2,718,865
Investment Technology Group, Inc.	50,616	778,474
iStar, Inc. *	126,219	1,364,427
Janus Capital Group, Inc.	215,994	3,211,831
KCG Holdings, Inc., Class A *	73,956	1,068,664
Ladder Capital Corp., Class A	78,991	1,049,000
Ladenburg Thalmann Financial Services, Inc. *	164,924	377,676
MarketAxess Holdings, Inc.	55,935	9,427,285
MFA Financial, Inc.	540,562	4,173,139
Moelis & Co., Class A	25,469	686,390
Morningstar, Inc.	26,604	2,209,994
Nelnet, Inc., Class A	26,950	954,030
New Residential Investment Corp.	365,481	5,244,652
New York Mortgage Trust, Inc.	172,252	1,040,402
Newcastle Investment Corp.	92,074	428,144
NewStar Financial, Inc. *	37,045	417,497
NorthStar Asset Management Group, Inc.	286,775	3,564,613
On Deck Capital, Inc. *	56,200	355,746
PennyMac Mortgage Investment Trust	108,445	1,652,702
PICO Holdings, Inc. *	40,240	443,445
Piper Jaffray Cos. *	22,565	1,001,435
PJT Partners, Inc., Class A (a)	24,370	601,208
PRA Group, Inc. *	70,088	2,241,414
Pzena Investment Management, Inc., Class A	18,183	141,100
Redwood Trust, Inc.	119,327	1,766,040
Resource Capital Corp.	53,165	705,500
Safeguard Scientifics, Inc. *	38,206	538,705
SLM Corp. *	624,369	4,629,696
Starwood Property Trust, Inc.	357,996	8,198,108
Security	Number of Shares	Value ($)
Stifel Financial Corp. *	103,002	4,053,129
Two Harbors Investment Corp.	504,034	4,485,903
Virtu Financial, Inc., Class A	32,251	526,014
Virtus Investment Partners, Inc.	9,978	909,994
Waddell & Reed Financial, Inc., Class A	122,467	2,277,886
Western Asset Mortgage Capital Corp.	63,662	673,544
Westwood Holdings Group, Inc.	12,091	605,155
WisdomTree Investments, Inc. (a)	167,189	1,755,484
World Acceptance Corp. *	13,750	661,513
		143,519,739
Energy 4.8%
Alon USA Energy, Inc.	50,010	409,082
Archrock, Inc.	119,959	1,321,948
Atwood Oceanics, Inc.	82,446	651,323
Basic Energy Services, Inc. *(a)	110,856	41,128
Bill Barrett Corp. *	70,654	469,143
Bonanza Creek Energy, Inc. *(a)	58,193	59,357
Bristow Group, Inc.	52,015	593,491
California Resources Corp. (a)	59,923	595,035
CARBO Ceramics, Inc. (a)	26,920	337,308
Carrizo Oil & Gas, Inc. *	79,119	3,029,467
Clayton Williams Energy, Inc. *(a)	9,523	600,997
Clean Energy Fuels Corp. *	113,329	495,248
Cloud Peak Energy, Inc. *	70,155	289,740
Cobalt International Energy, Inc. *	487,074	584,489
CONSOL Energy, Inc.	346,502	6,320,196
Contango Oil & Gas Co. *	34,501	333,280
CVR Energy, Inc.	22,357	326,189
Delek US Holdings, Inc.	82,471	1,447,366
Denbury Resources, Inc. *	605,732	1,865,655
Diamond Offshore Drilling, Inc.	93,721	1,731,027
Diamondback Energy, Inc. *	117,028	11,146,917
Dril-Quip, Inc. *	59,614	3,312,750
Eclipse Resources Corp. *	126,105	430,018
Energen Corp.	142,835	8,213,012
EP Energy Corp., Class A *(a)	57,382	236,414
Era Group, Inc. *	30,017	218,824
Evolution Petroleum Corp.	42,885	243,158
EXCO Resources, Inc. *(a)	259,331	264,518
Exterran Corp. *	49,206	695,281
Fairmount Santrol Holdings, Inc. *(a)	168,022	1,248,403
Forum Energy Technologies, Inc. *	100,072	1,758,265
Frank's International N.V. (a)	54,289	623,781
Gener8 Maritime, Inc. *	21,239	106,407
Geospace Technologies Corp. *	21,333	376,954
Green Plains, Inc.	54,648	1,326,853
Gulf Island Fabrication, Inc.	20,529	180,655
Gulfmark Offshore, Inc., Class A *(a)	33,858	72,795
Gulfport Energy Corp. *	183,425	5,245,955
Halcon Resources Corp. *(a)	266,902	88,078
Helix Energy Solutions Group, Inc. *	152,505	1,143,787
Hornbeck Offshore Services, Inc. *	50,087	273,976
Isramco, Inc. *	1,625	127,400
Jones Energy, Inc., Class A *(a)	42,847	118,686
Kosmos Energy Ltd. *	221,344	1,374,546
Laredo Petroleum, Inc. *	215,466	2,645,922

See financial notes    49

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Matador Resources Co. *	124,399	2,854,957
Matrix Service Co. *	38,360	709,276
McDermott International, Inc. *	346,214	1,810,699
Memorial Resource Development Corp. *	146,365	2,107,656
Nabors Industries Ltd.	414,275	4,117,893
Natural Gas Services Group, Inc. *	19,803	468,143
Newfield Exploration Co. *	295,023	12,792,197
Newpark Resources, Inc. *	129,548	914,609
Noble Corp. plc	361,111	2,079,999
Northern Oil & Gas, Inc. *(a)	88,224	285,846
Oasis Petroleum, Inc. *	269,749	2,557,221
Oil States International, Inc. *	79,240	2,458,025
Parker Drilling Co. *	187,653	403,454
Parsley Energy, Inc., Class A *	219,975	7,446,154
Patterson-UTI Energy, Inc.	228,483	4,453,134
PBF Energy, Inc., Class A	147,331	3,226,549
PDC Energy, Inc. *	67,741	4,498,002
Pioneer Energy Services Corp. *	106,217	353,703
QEP Resources, Inc.	347,441	6,636,123
REX American Resources Corp. *	7,376	593,325
Rex Energy Corp. *(a)	64,398	37,351
Rice Energy, Inc. *	178,225	4,687,317
RigNet, Inc. *	19,071	240,676
Rowan Cos. plc, Class A	192,308	2,396,158
RPC, Inc. *	87,859	1,346,878
RSP Permian, Inc. *	108,985	4,255,864
Sanchez Energy Corp. *	79,584	683,627
SEACOR Holdings, Inc. *	23,718	1,394,144
SemGroup Corp., Class A	79,234	2,464,177
SM Energy Co.	125,519	4,754,660
Stone Energy Corp. *	9,245	101,325
Superior Energy Services, Inc.	219,937	3,701,540
Synergy Resources Corp. *	292,456	1,915,587
Targa Resources Corp.	241,532	10,525,965
Teekay Corp.	62,581	452,461
Tesco Corp.	50,406	343,265
TETRA Technologies, Inc. *	146,281	885,000
Tidewater, Inc.	38,915	127,252
Triangle Petroleum Corp. *	441,390	99,489
Unit Corp. *	71,698	1,225,319
US Silica Holdings, Inc.	96,034	3,769,334
W&T Offshore, Inc. *(a)	50,216	85,869
Western Refining, Inc.	122,041	3,070,552
World Fuel Services Corp.	108,488	4,836,395
WPX Energy, Inc. *	441,578	5,298,936
		182,440,930
Food & Staples Retailing 0.8%
Casey's General Stores, Inc.	58,122	7,632,000
Ingles Markets, Inc., Class A	22,225	840,772
Natural Grocers by Vitamin Cottage, Inc. *	13,688	169,047
Performance Food Group Co. *	52,202	1,341,591
PriceSmart, Inc.	30,665	2,561,447
Smart & Final Stores, Inc. *	39,791	508,529
SpartanNash Co.	54,331	1,739,679
Sprouts Farmers Market, Inc. *	210,809	4,749,527
SUPERVALU, Inc. *	383,856	2,103,531
The Andersons, Inc.	40,999	1,514,913
The Chefs' Warehouse, Inc. *	30,827	339,713
Security	Number of Shares	Value ($)
United Natural Foods, Inc. *	72,835	3,321,276
Village Super Market, Inc., Class A	12,725	407,073
Weis Markets, Inc.	17,950	914,373
		28,143,471
Food, Beverage & Tobacco 1.9%
Alico, Inc.	4,593	128,971
Amplify Snack Brands, Inc. *	43,799	741,517
B&G Foods, Inc.	98,772	4,689,695
Blue Buffalo Pet Products, Inc. *	120,567	3,108,217
Cal-Maine Foods, Inc. (a)	46,132	2,119,304
Calavo Growers, Inc.	21,250	1,252,687
Coca-Cola Bottling Co. Consolidated	7,642	1,148,593
Darling Ingredients, Inc. *	253,494	3,569,196
Dean Foods Co.	137,342	2,363,656
Fresh Del Monte Produce, Inc.	48,654	2,830,203
Freshpet, Inc. *(a)	25,695	270,054
J&J Snack Foods Corp.	21,663	2,642,886
Lancaster Colony Corp.	28,941	3,893,433
Landec Corp. *	40,011	518,543
Limoneira Co.	15,170	251,974
National Beverage Corp. *	15,179	754,852
Pinnacle Foods, Inc.	163,584	8,285,530
Post Holdings, Inc. *	96,635	8,192,715
Sanderson Farms, Inc.	30,566	2,941,366
Seaboard Corp. *	344	1,112,840
Seneca Foods Corp., Class A *	12,260	361,670
Seneca Foods Corp., Class B *	2,234	81,541
Snyder's-Lance, Inc.	117,480	4,151,743
The Boston Beer Co., Inc., Class A *	14,638	2,673,631
Tootsie Roll Industries, Inc. (a)	26,902	1,024,697
TreeHouse Foods, Inc. *	84,863	8,039,072
Universal Corp.	34,050	2,048,788
Vector Group Ltd.	131,665	2,937,446
		72,134,820
Health Care Equipment & Services 6.7%
AAC Holdings, Inc. *(a)	10,970	214,573
Abaxis, Inc.	32,545	1,631,806
ABIOMED, Inc. *	58,154	6,858,683
Acadia Healthcare Co., Inc. *	111,747	5,720,329
Accuray, Inc. *	144,820	771,891
Aceto Corp.	45,770	924,096
Adeptus Health, Inc., Class A *(a)	18,199	774,549
Air Methods Corp. *	50,223	1,766,845
Alere, Inc. *	127,072	4,972,327
Align Technology, Inc. *	108,352	10,065,901
Allscripts Healthcare Solutions, Inc. *	281,672	3,636,386
Amedisys, Inc. *	44,320	2,133,122
American Renal Associates Holdings, Inc. *	10,308	218,839
AMN Healthcare Services, Inc. *	70,692	2,561,171
Amsurg Corp. *	79,629	5,169,515
Analogic Corp.	18,440	1,641,160
AngioDynamics, Inc. *	42,795	707,829
Antares Pharma, Inc. *	198,048	241,619
athenahealth, Inc. *	57,987	7,099,348
Atrion Corp.	2,140	967,087

50    See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
BioScrip, Inc. *	174,066	449,090
Brookdale Senior Living, Inc. *	281,197	4,839,400
Cantel Medical Corp.	53,422	4,039,237
Capital Senior Living Corp. *	44,448	764,061
Cardiovascular Systems, Inc. *	46,380	1,134,919
Castlight Health, Inc., Class B *	51,644	215,872
Chemed Corp.	25,809	3,482,408
Civitas Solutions, Inc. *	25,534	464,208
Computer Programs & Systems, Inc.	14,892	384,511
CONMED Corp.	37,155	1,515,924
CorVel Corp. *	16,592	637,797
Cynosure, Inc., Class A *	33,914	1,766,580
Diplomat Pharmacy, Inc. *	50,809	1,589,814
Endologix, Inc. *	115,786	1,407,958
Entellus Medical, Inc. *	7,510	141,864
Evolent Health, Inc., Class A *	16,068	399,611
Exactech, Inc. *	14,656	407,290
Genesis Healthcare, Inc. *	43,088	103,842
GenMark Diagnostics, Inc. *	61,874	527,167
Glaukos Corp. *	13,450	401,348
Globus Medical, Inc., Class A *	102,827	2,388,671
Haemonetics Corp. *	79,068	2,938,167
Halyard Health, Inc. *	71,219	2,595,933
HealthEquity, Inc. *	51,820	1,687,259
HealthSouth Corp.	136,202	5,544,783
HealthStream, Inc. *	34,963	929,666
Healthways, Inc. *	45,387	1,135,129
Hill-Rom Holdings, Inc.	84,907	5,035,834
HMS Holdings Corp. *	126,269	2,753,927
ICU Medical, Inc. *	21,281	2,655,230
Inogen, Inc. *	24,016	1,393,408
Inovalon Holdings, Inc., Class A *(a)	94,038	1,476,397
Insulet Corp. *	83,866	3,550,048
Integer Holdings Corp. *	36,323	879,017
Integra LifeSciences Holdings Corp. *	43,649	3,772,147
Invacare Corp.	46,065	546,792
K2M Group Holdings, Inc. *	39,152	623,300
Kindred Healthcare, Inc.	134,461	1,484,449
Landauer, Inc.	16,563	787,074
LHC Group, Inc. *	17,753	631,297
LifePoint Health, Inc. *	64,125	3,629,475
LivaNova plc *	62,086	3,726,402
Magellan Health, Inc. *	38,956	2,225,167
Masimo Corp. *	66,743	3,947,181
Medidata Solutions, Inc. *	85,078	4,602,720
Meridian Bioscience, Inc.	61,523	1,196,622
Merit Medical Systems, Inc. *	66,081	1,601,804
Molina Healthcare, Inc. *	59,630	3,208,690
National HealthCare Corp.	17,302	1,124,284
National Research Corp., Class A	13,723	217,235
National Research Corp., Class B	2,768	94,915
Natus Medical, Inc. *	48,272	1,878,264
Neogen Corp. *	56,654	3,345,985
Nevro Corp. *	21,182	2,000,216
NuVasive, Inc. *	75,263	4,927,469
Nuvectra Corp. *	12,044	82,501
NxStage Medical, Inc. *	86,947	1,987,608
Omnicell, Inc. *	53,247	2,001,022
OraSure Technologies, Inc. *	94,100	806,437
Orthofix International N.V. *	30,013	1,353,886
Security	Number of Shares	Value ($)
Owens & Minor, Inc.	95,620	3,286,459
Penumbra, Inc. *	5,786	408,260
PharMerica Corp. *	43,757	1,105,302
Press Ganey Holdings, Inc. *	12,635	509,064
Quality Systems, Inc.	61,289	721,372
Quidel Corp. *	44,273	963,823
Quorum Health Corp. *	42,383	260,656
SeaSpine Holdings Corp. *	12,780	132,784
Second Sight Medical Products, Inc. *(a)	25,645	85,911
Select Medical Holdings Corp. *	155,430	1,846,508
Senseonics Holdings, Inc. *	28,714	114,856
STERIS plc	130,262	9,206,918
Surgery Partners, Inc. *	20,169	388,455
Surgical Care Affiliates, Inc. *	41,079	1,694,509
Surmodics, Inc. *	22,028	627,137
Tandem Diabetes Care, Inc. *	26,541	189,237
Team Health Holdings, Inc. *	109,313	3,640,123
Teladoc, Inc. *(a)	27,098	483,157
Teleflex, Inc.	64,656	11,837,867
The Ensign Group, Inc.	74,068	1,391,738
The Providence Service Corp. *	19,803	933,315
The Spectranetics Corp. *	70,293	1,729,911
Triple-S Management Corp., Class B *	36,884	807,391
Universal American Corp.	80,215	574,339
US Physical Therapy, Inc.	17,763	1,119,957
Vascular Solutions, Inc. *	25,043	1,206,321
VCA, Inc. *	119,210	8,441,260
Veeva Systems, Inc., Class A *	146,781	6,006,279
WellCare Health Plans, Inc. *	66,764	7,524,303
West Pharmaceutical Services, Inc.	107,511	8,797,625
Wright Medical Group N.V. *	153,873	3,809,896
Zeltiq Aesthetics, Inc. *	50,679	1,931,884
		251,293,005
Household & Personal Products 0.6%
Avon Products, Inc.	634,825	3,618,503
Central Garden & Pet Co. *	10,024	257,416
Central Garden & Pet Co., Class A *	53,275	1,291,919
Elizabeth Arden, Inc. *	39,149	546,520
Energizer Holdings, Inc.	95,092	4,699,447
HRG Group, Inc. *	181,914	2,941,549
Inter Parfums, Inc.	22,859	781,092
Medifast, Inc.	16,481	606,006
Natural Health Trends Corp. (a)	10,564	339,527
Nu Skin Enterprises, Inc., Class A	82,544	4,777,647
Revlon, Inc., Class A *	14,562	526,999
Synutra International, Inc. *	35,747	140,128
USANA Health Sciences, Inc. *	7,618	1,041,685
WD-40 Co.	20,255	2,397,179
		23,965,617
Insurance 3.5%
Allied World Assurance Co. Holdings AG	130,845	5,307,073
Ambac Financial Group, Inc. *	64,905	1,177,377
American Equity Investment Life Holding Co.	129,956	2,289,825
American National Insurance Co.	13,296	1,553,239

See financial notes    51

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
AMERISAFE, Inc.	29,925	1,795,799
AmTrust Financial Services, Inc.	119,234	3,158,509
Argo Group International Holdings Ltd.	44,474	2,523,455
Aspen Insurance Holdings Ltd.	90,763	4,171,467
Assurant, Inc.	91,039	8,152,542
Assured Guaranty Ltd.	202,215	5,615,511
Citizens, Inc. *(a)	65,050	707,744
CNO Financial Group, Inc.	273,029	4,436,721
Donegal Group, Inc., Class A	11,533	185,566
eHealth, Inc. *	23,094	259,577
EMC Insurance Group, Inc.	9,542	265,745
Employers Holdings, Inc.	47,461	1,446,137
Endurance Specialty Holdings Ltd.	93,550	6,160,267
Enstar Group Ltd. *	17,767	2,959,805
FBL Financial Group, Inc., Class A	14,501	958,806
Fidelity & Guaranty Life	12,617	300,285
First American Financial Corp.	163,212	7,032,805
Genworth Financial, Inc., Class A *	720,688	3,408,854
Global Indemnity plc *	10,830	312,445
Greenlight Capital Re Ltd., Class A *	44,379	951,930
Horace Mann Educators Corp.	56,830	2,077,136
Infinity Property & Casualty Corp.	17,634	1,485,841
James River Group Holdings Ltd.	18,908	690,898
Kemper Corp.	71,077	2,661,834
Maiden Holdings Ltd.	86,446	1,193,819
MBIA, Inc. *	207,932	1,675,932
Mercury General Corp.	56,561	3,071,262
National General Holdings Corp.	91,549	2,086,402
National Interstate Corp.	10,149	330,147
National Western Life Group, Inc., Class A	2,966	575,434
Old Republic International Corp.	370,393	7,122,657
OneBeacon Insurance Group Ltd., Class A	33,848	479,288
Primerica, Inc.	72,285	4,115,185
ProAssurance Corp.	80,789	4,445,011
RLI Corp.	57,396	4,073,968
Safety Insurance Group, Inc.	21,122	1,403,557
Selective Insurance Group, Inc.	88,262	3,521,654
State Auto Financial Corp.	22,665	520,388
State National Cos., Inc.	46,299	470,861
Stewart Information Services Corp.	35,322	1,617,041
The Hanover Insurance Group, Inc.	64,075	5,010,665
The Navigators Group, Inc.	17,248	1,620,622
Third Point Reinsurance Ltd. *	83,905	1,092,443
United Fire Group, Inc.	30,340	1,310,991
Universal Insurance Holdings, Inc.	46,799	1,159,679
Validus Holdings Ltd.	124,228	6,309,540
White Mountains Insurance Group Ltd.	7,561	6,230,415
WMIH Corp. *	147,172	366,458
		131,850,612
Materials 5.7%
A. Schulman, Inc.	44,090	1,124,295
AK Steel Holding Corp. *	347,724	1,550,849
Allegheny Technologies, Inc. (a)	159,629	2,723,271
American Vanguard Corp.	42,934	723,438
AptarGroup, Inc.	95,432	7,441,787
Security	Number of Shares	Value ($)
Balchem Corp.	45,415	3,180,412
Bemis Co., Inc.	141,944	7,466,254
Berry Plastics Group, Inc. *	183,356	8,322,529
Boise Cascade Co. *	56,665	1,486,890
Cabot Corp.	90,876	4,531,077
Calgon Carbon Corp.	73,075	1,059,588
Carpenter Technology Corp.	69,947	2,537,677
Century Aluminum Co. *	79,685	500,422
Chemtura Corp. *	92,213	2,765,468
Clearwater Paper Corp. *	24,802	1,539,460
Cliffs Natural Resources, Inc. *	310,575	1,770,278
Coeur Mining, Inc. *	217,595	2,772,160
Commercial Metals Co.	171,910	2,668,043
Compass Minerals International, Inc.	48,760	3,634,083
Deltic Timber Corp.	16,230	1,151,194
Domtar Corp.	90,945	3,394,067
Eagle Materials, Inc.	73,318	5,892,568
Ferro Corp. *	131,035	1,748,007
Flotek Industries, Inc. *	75,273	1,166,732
FutureFuel Corp.	38,371	448,557
GCP Applied Technologies, Inc. *	103,442	3,026,713
Graphic Packaging Holding Co.	471,370	6,759,446
Greif, Inc., Class A	37,491	1,598,241
Greif, Inc., Class B	14,090	789,040
H.B. Fuller Co.	76,789	3,645,942
Hawkins, Inc.	16,675	728,364
Haynes International, Inc.	18,006	664,241
Headwaters, Inc. *	109,330	1,982,153
Hecla Mining Co.	582,328	3,249,390
Ingevity Corp. *	59,835	2,655,477
Innophos Holdings, Inc.	28,026	1,183,258
Innospec, Inc.	37,609	2,229,462
Intrepid Potash, Inc. *	133,735	184,554
Kaiser Aluminum Corp.	27,469	2,341,183
KapStone Paper & Packaging Corp.	128,242	2,245,517
Koppers Holdings, Inc. *	34,371	1,121,869
Kraton Performance Polymers, Inc. *	45,074	1,625,368
Kronos Worldwide, Inc.	34,276	304,714
Louisiana-Pacific Corp. *	214,205	4,172,713
LSB Industries, Inc. *(a)	41,385	496,620
Materion Corp.	27,084	794,645
McEwen Mining, Inc. (a)	331,146	1,135,831
Mercer International, Inc.	60,454	502,373
Minerals Technologies, Inc.	52,629	3,714,029
Myers Industries, Inc.	34,500	495,075
Neenah Paper, Inc.	23,930	1,924,690
NewMarket Corp.	14,601	6,336,104
Olin Corp.	243,863	5,277,195
OMNOVA Solutions, Inc. *	60,222	602,220
Owens-Illinois, Inc. *	241,793	4,335,349
P.H. Glatfelter Co.	65,988	1,462,954
Platform Specialty Products Corp. *	219,845	1,989,597
PolyOne Corp.	128,545	4,430,946
Quaker Chemical Corp.	19,125	1,912,500
Rayonier Advanced Materials, Inc.	66,065	812,600
Rentech, Inc. *	35,918	129,664
Resolute Forest Products, Inc. *	133,038	771,620
Royal Gold, Inc.	97,750	7,167,030

52    See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Schnitzer Steel Industries, Inc., Class A	40,139	753,810
Schweitzer-Mauduit International, Inc.	46,836	1,839,718
Sensient Technologies Corp.	65,902	4,826,004
Silgan Holdings, Inc.	62,659	3,015,151
Sonoco Products Co.	151,237	7,794,755
Steel Dynamics, Inc.	366,443	9,021,827
Stepan Co.	28,112	1,975,149
Stillwater Mining Co. *	189,600	2,398,440
Summit Materials, Inc., Class A *	112,734	2,225,369
SunCoke Energy, Inc.	103,085	672,114
TerraVia Holdings, Inc. *(a)	125,466	332,485
The Chemours Co.	268,302	3,538,903
The Scotts Miracle-Gro Co., Class A	68,533	5,674,532
TimkenSteel Corp. *	54,341	535,259
Tredegar Corp.	41,529	782,406
Trinseo S.A.	60,373	3,493,182
Tronox Ltd., Class A	94,436	862,201
United States Lime & Minerals, Inc.	2,133	136,789
United States Steel Corp.	245,826	4,778,857
US Concrete, Inc. *	21,872	1,159,653
Valhi, Inc.	25,361	64,671
Worthington Industries, Inc.	65,801	2,822,863
		215,101,931
Media 1.9%
AMC Entertainment Holdings, Inc., Class A	29,842	907,495
Cable One, Inc.	6,693	3,621,716
Carmike Cinemas, Inc. *	38,694	1,241,690
Central European Media Enterprises Ltd., Class A *(a)	126,219	297,877
Cinemark Holdings, Inc.	157,790	6,098,583
Clear Channel Outdoor Holdings, Inc., Class A	64,571	435,854
Cumulus Media, Inc., Class A *	237,560	95,024
Entercom Communications Corp., Class A	41,837	573,585
Gannett Co., Inc.	177,390	2,116,263
Global Eagle Entertainment, Inc. *	76,516	636,613
Gray Television, Inc. *	99,008	1,111,860
Harte-Hanks, Inc.	105,900	171,558
Hemisphere Media Group, Inc. *(a)	20,424	272,252
John Wiley & Sons, Inc., Class A	72,388	4,207,914
Liberty Braves Group, Class A *	12,567	211,251
Liberty Braves Group, Class C *	54,463	896,461
Liberty Global plc LiLAC, Class A *	74,494	2,095,516
Liberty Global plc LiLAC, Class C *	170,002	4,855,257
Liberty Media Group LLC, Class A *	38,054	814,356
Liberty Media Group LLC, Class C *	68,213	1,450,208
Live Nation Entertainment, Inc. *	218,880	5,848,474
Loral Space & Communications, Inc. *	19,233	701,235
Media General, Inc. *	144,916	2,560,666
Meredith Corp.	55,679	2,953,214
National CineMedia, Inc.	87,260	1,304,537
New Media Investment Group, Inc.	62,818	1,003,832
Nexstar Broadcasting Group, Inc., Class A (a)	44,373	2,339,345
Security	Number of Shares	Value ($)
Regal Entertainment Group, Class A (a)	131,146	2,803,901
Scholastic Corp.	39,885	1,605,770
Sinclair Broadcast Group, Inc., Class A	100,666	2,866,968
Sizmek, Inc. *	33,850	131,000
Starz, Class A *	120,351	3,753,748
The E.W. Scripps Co., Class A *	81,515	1,384,940
The Madison Square Garden Co., Class A *	30,195	5,454,727
The New York Times Co., Class A	183,019	2,368,266
Time, Inc.	159,001	2,241,914
World Wrestling Entertainment, Inc., Class A (a)	54,521	1,132,401
		72,566,271
Pharmaceuticals, Biotechnology & Life Sciences 5.5%
ACADIA Pharmaceuticals, Inc. *	137,241	4,409,553
Accelerate Diagnostics, Inc. *(a)	39,207	857,849
Acceleron Pharma, Inc. *	51,405	1,542,664
Achillion Pharmaceuticals, Inc. *	189,716	1,567,054
Aclaris Therapeutics, Inc. *	7,957	160,413
Acorda Therapeutics, Inc. *	69,345	1,669,828
Aduro Biotech, Inc. *(a)	10,846	152,820
Aegerion Pharmaceuticals, Inc. *	63,632	103,720
Agios Pharmaceuticals, Inc. *(a)	37,781	1,391,852
Aimmune Therapeutics, Inc. *	12,007	177,343
Akebia Therapeutics, Inc. *	55,380	450,239
Akorn, Inc. *	129,534	3,487,055
Alder Biopharmaceuticals, Inc. *	71,294	2,350,563
AMAG Pharmaceuticals, Inc. *	51,759	1,233,417
Amicus Therapeutics, Inc. *	204,777	1,369,958
Aptevo Therapeutics, Inc. *	21,771	59,217
Arena Pharmaceuticals, Inc. *	388,407	602,031
ARIAD Pharmaceuticals, Inc. *	283,441	2,930,780
Array BioPharma, Inc. *	202,722	695,336
Atara Biotherapeutics, Inc. *	24,728	483,185
aTyr Pharma, Inc. *	32,850	95,922
Avexis, Inc. *	7,951	280,988
Bellicum Pharmaceuticals, Inc. *	10,753	185,167
Bio-Rad Laboratories, Inc., Class A *	31,135	4,633,199
Bio-Techne Corp.	56,552	5,957,753
BioCryst Pharmaceuticals, Inc. *	110,617	454,636
Bluebird Bio, Inc. *	56,624	2,793,828
Blueprint Medicines Corp. *	13,229	368,825
Bruker Corp.	158,583	3,545,916
Cambrex Corp. *	46,893	2,008,427
Catalent, Inc. *	166,474	4,200,139
Celldex Therapeutics, Inc. *	122,356	406,222
Cempra, Inc. *(a)	64,042	1,405,081
Cepheid, Inc. *	109,575	3,760,614
Charles River Laboratories International, Inc. *	72,594	6,040,547
Chimerix, Inc. *	46,725	224,747
Clovis Oncology, Inc. *	49,695	1,230,945
Coherus Biosciences, Inc. *	42,762	1,273,025
CytomX Therapeutics, Inc. *	10,321	121,065
Depomed, Inc. *	87,147	1,768,213
Dermira, Inc. *	38,343	1,190,167
Dynavax Technologies Corp. *	56,046	877,680

See financial notes    53

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Eagle Pharmaceuticals, Inc. *	12,881	769,640
Edge Therapeutics, Inc. *	12,339	109,694
Editas Medicine, Inc. *	9,464	159,184
Emergent BioSolutions, Inc. *	43,987	1,172,254
Enanta Pharmaceuticals, Inc. *	20,595	452,884
Endocyte, Inc. *	52,813	157,383
Epizyme, Inc. *	54,020	394,886
Esperion Therapeutics, Inc. *	20,129	216,789
Exact Sciences Corp. *	159,179	2,940,036
Exelixis, Inc. *	317,380	3,538,787
FibroGen, Inc. *	74,087	1,282,446
Fluidigm Corp. *	43,001	391,739
Foundation Medicine, Inc. *(a)	21,359	438,287
Genomic Health, Inc. *	24,735	654,735
Global Blood Therapeutics, Inc. *	31,299	531,770
Halozyme Therapeutics, Inc. *	163,550	1,602,790
Heron Therapeutics, Inc. *	52,143	969,860
Horizon Pharma plc *	219,990	4,135,812
ImmunoGen, Inc. *	131,113	368,428
Impax Laboratories, Inc. *	105,413	2,549,940
INC Research Holdings, Inc., Class A *	81,036	3,535,601
Infinity Pharmaceuticals, Inc. *	122,955	186,892
Innoviva, Inc.	120,277	1,333,872
Insmed, Inc. *	102,568	1,328,256
Insys Therapeutics, Inc. *(a)	32,358	461,749
Intellia Therapeutics, Inc. *	12,567	244,428
Intercept Pharmaceuticals, Inc. *(a)	25,702	3,811,864
Intersect ENT, Inc. *	27,020	425,835
Intra-Cellular Therapies, Inc. *	43,648	1,760,760
Intrexon Corp. *(a)	77,559	1,957,589
Invitae Corp. *	9,227	72,432
Ironwood Pharmaceuticals, Inc. *	183,429	2,446,943
Juno Therapeutics, Inc. *(a)	111,062	3,285,214
Karyopharm Therapeutics, Inc. *	28,432	282,898
Keryx Biopharmaceuticals, Inc. *(a)	161,121	660,596
Kite Pharma, Inc. *	61,993	3,572,037
Lannett Co., Inc. *	39,864	1,349,795
Lexicon Pharmaceuticals, Inc. *	69,811	968,977
Ligand Pharmaceuticals, Inc., Class B *	29,487	3,046,302
Lion Biotechnologies, Inc. *	69,808	555,672
Luminex Corp. *	57,379	1,208,976
MacroGenics, Inc. *	50,496	1,505,286
Madrigal Pharmaceuticals, Inc. *	10,438	119,933
MannKind Corp. *	434,068	347,688
Merrimack Pharmaceuticals, Inc. *	165,288	763,631
MiMedx Group, Inc. *(a)	160,870	1,164,699
Momenta Pharmaceuticals, Inc. *	88,395	1,062,508
MyoKardia, Inc. *	8,600	188,168
Myriad Genetics, Inc. *	106,733	2,173,084
NantKwest, Inc. *	12,366	100,041
Natera, Inc. *	14,120	140,494
Nektar Therapeutics *	198,027	3,534,782
Neurocrine Biosciences, Inc. *	122,685	5,945,315
NewLink Genetics Corp. *	32,538	331,237
Novavax, Inc. *	405,432	2,773,155
OncoMed Pharmaceuticals, Inc. *	19,119	190,999
Ophthotech Corp. *	41,219	2,176,775
Orexigen Therapeutics, Inc. *(a)	28,714	112,846
Organovo Holdings, Inc. *(a)	115,114	444,340
Osiris Therapeutics, Inc. *(a)	24,107	120,776
Security	Number of Shares	Value ($)
Pacira Pharmaceuticals, Inc. *	53,956	2,138,276
PAREXEL International Corp. *	81,840	5,567,575
PDL BioPharma, Inc.	244,872	712,577
Phibro Animal Health Corp., Class A	25,644	622,380
Portola Pharmaceuticals, Inc. *	82,785	1,685,503
PRA Health Sciences, Inc. *	46,444	2,347,744
Prestige Brands Holdings, Inc. *	81,091	3,902,910
Prothena Corp. plc *	52,113	2,604,608
PTC Therapeutics, Inc. *	50,718	416,395
Puma Biotechnology, Inc. *	31,705	1,875,351
Radius Health, Inc. *	52,354	2,871,093
Raptor Pharmaceutical Corp. *	118,897	885,783
REGENXBIO, Inc. *	10,177	119,173
Relypsa, Inc. *	46,004	1,471,668
Repligen Corp. *	47,551	1,473,605
Retrophin, Inc. *	47,428	759,797
Revance Therapeutics, Inc. *	29,559	415,304
Sage Therapeutics, Inc. *	25,829	960,064
Sangamo BioSciences, Inc. *	104,514	448,365
Sarepta Therapeutics, Inc. *(a)	62,567	1,631,122
SciClone Pharmaceuticals, Inc. *	76,689	772,258
Sequenom, Inc. *(a)	196,716	470,151
Seres Therapeutics, Inc. *(a)	12,383	129,650
Spark Therapeutics, Inc. *	32,140	1,818,481
Spectrum Pharmaceuticals, Inc. *	82,404	437,565
Sucampo Pharmaceuticals, Inc., Class A *	30,389	333,063
Supernus Pharmaceuticals, Inc. *	52,096	1,113,812
Synergy Pharmaceuticals, Inc. *	269,398	1,274,253
TESARO, Inc. *	54,906	4,649,989
Tetraphase Pharmaceuticals, Inc. *	58,308	221,570
The Medicines Co. *	105,500	4,132,435
TherapeuticsMD, Inc. *	220,407	1,516,400
Theravance Biopharma, Inc. *	52,849	1,498,798
Ultragenyx Pharmaceutical, Inc. *	51,983	3,426,719
Versartis, Inc. *	27,128	336,387
Vitae Pharmaceuticals, Inc. *	41,580	287,318
Voyager Therapeutics, Inc. *(a)	7,666	93,295
VWR Corp. *	129,211	3,606,279
WaVe Life Sciences Ltd. *	9,555	238,302
XBiotech, Inc. *(a)	9,509	123,427
Zafgen, Inc. *	26,740	79,953
ZIOPHARM Oncology, Inc. *(a)	207,939	1,054,251
		207,571,421
Real Estate 11.1%
Acadia Realty Trust	110,975	4,099,417
Agree Realty Corp.	37,143	1,782,493
Alexander & Baldwin, Inc.	69,412	2,785,504
Alexander's, Inc.	5,437	2,337,964
Altisource Portfolio Solutions S.A. *	15,493	504,762
American Assets Trust, Inc.	60,279	2,670,360
American Homes 4 Rent, Class A	260,856	5,704,921
Apple Hospitality REIT, Inc.	239,548	4,699,932
Ashford Hospitality Prime, Inc.	41,751	647,558
Ashford Hospitality Trust, Inc.	117,811	821,143
Brandywine Realty Trust	260,662	4,204,478
Care Capital Properties, Inc.	125,285	3,757,297
CareTrust REIT, Inc.	84,752	1,259,415
CBL & Associates Properties, Inc.	227,524	3,246,767

54    See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Cedar Realty Trust, Inc.	114,767	868,786
Chatham Lodging Trust	53,293	1,104,764
Chesapeake Lodging Trust	91,050	2,319,954
Colony Starwood Homes	57,534	1,783,554
Columbia Property Trust, Inc.	190,548	4,493,122
Communications Sales & Leasing, Inc.	202,524	6,318,749
CoreSite Realty Corp.	50,681	3,954,132
Corporate Office Properties Trust	141,126	4,024,914
Corrections Corp. of America	175,600	2,797,308
Cousins Properties, Inc.	298,574	3,290,285
CubeSmart	264,701	7,287,219
CyrusOne, Inc.	103,363	5,254,975
DCT Industrial Trust, Inc.	129,581	6,311,891
DiamondRock Hospitality Co.	304,164	3,221,097
Douglas Emmett, Inc.	208,422	7,828,330
DuPont Fabros Technology, Inc.	110,206	4,672,734
EastGroup Properties, Inc.	47,617	3,494,135
Education Realty Trust, Inc.	109,131	4,944,726
Empire State Realty Trust, Inc., Class A	179,850	3,861,380
EPR Properties	98,565	7,719,611
Equity Commonwealth *	187,543	5,868,220
Equity LifeStyle Properties, Inc.	120,353	9,330,968
Equity One, Inc.	133,805	4,153,307
FelCor Lodging Trust, Inc.	198,912	1,414,264
First Industrial Realty Trust, Inc.	174,957	5,033,513
First Potomac Realty Trust	80,292	808,540
Forest City Realty Trust, Inc., Class A	331,820	7,850,861
Forest City Realty Trust, Inc., Class B	935	22,169
Forestar Group, Inc. *	46,424	582,621
Four Corners Property Trust, Inc.	85,492	1,770,539
Franklin Street Properties Corp.	142,502	1,789,825
FRP Holdings, Inc. *	9,260	311,692
Gaming & Leisure Properties, Inc.	288,954	9,885,116
Getty Realty Corp.	43,430	1,021,908
Global Net Lease, Inc.	261,016	2,166,433
Government Properties Income Trust	100,154	2,333,588
Gramercy Property Trust	632,924	6,126,704
Healthcare Realty Trust, Inc.	164,117	5,753,942
Healthcare Trust of America, Inc., Class A	211,073	7,121,603
Hersha Hospitality Trust	68,787	1,344,098
HFF, Inc., Class A	49,061	1,315,325
Highwoods Properties, Inc.	144,953	7,688,307
Hospitality Properties Trust	242,930	7,406,936
Hudson Pacific Properties, Inc.	165,248	5,530,851
InfraREIT, Inc.	36,323	686,505
Investors Real Estate Trust	201,406	1,337,336
Kennedy-Wilson Holdings, Inc.	134,446	2,965,879
Kite Realty Group Trust	123,122	3,555,763
LaSalle Hotel Properties	164,953	4,628,581
Lexington Realty Trust	307,705	3,320,137
Life Storage, Inc.	67,967	6,117,030
LTC Properties, Inc.	57,892	3,005,753
Mack-Cali Realty Corp.	130,438	3,620,959
Marcus & Millichap, Inc. *	20,055	522,433
Medical Properties Trust, Inc.	352,251	5,378,873
Security	Number of Shares	Value ($)
Monmouth Real Estate Investment Corp., Class A	101,959	1,427,426
Monogram Residential Trust, Inc.	242,383	2,549,869
National Health Investors, Inc.	54,300	4,359,204
National Storage Affiliates Trust	48,365	982,293
New Senior Investment Group, Inc.	121,420	1,504,394
New York REIT, Inc.	243,537	2,352,567
NorthStar Realty Europe Corp.	87,103	891,935
NorthStar Realty Finance Corp.	277,102	3,696,541
One Liberty Properties, Inc.	19,803	480,223
Outfront Media, Inc.	207,401	4,629,190
Paramount Group, Inc.	251,514	4,527,252
Parkway Properties, Inc.	123,043	2,214,774
Pebblebrook Hotel Trust	104,708	3,145,428
Pennsylvania Real Estate Investment Trust	105,758	2,653,468
Physicians Realty Trust	192,978	4,131,659
Piedmont Office Realty Trust, Inc., Class A	221,821	4,793,552
Post Properties, Inc.	80,714	5,349,724
Potlatch Corp.	61,452	2,327,187
PS Business Parks, Inc.	27,251	3,018,866
QTS Realty Trust, Inc., Class A	71,037	3,849,495
RAIT Financial Trust	114,801	360,475
Ramco-Gershenson Properties Trust	112,449	2,184,884
Rayonier, Inc.	188,981	5,202,647
Retail Opportunity Investments Corp.	160,433	3,579,260
Retail Properties of America, Inc., Class A	362,871	6,168,807
Rexford Industrial Realty, Inc.	110,401	2,465,254
RLJ Lodging Trust	190,144	4,437,961
Ryman Hospitality Properties, Inc.	77,983	4,207,963
Sabra Health Care REIT, Inc.	96,753	2,465,266
Saul Centers, Inc.	16,069	1,065,053
Select Income REIT	95,510	2,606,468
Seritage Growth Properties, Class A (a)	20,831	926,980
Silver Bay Realty Trust Corp.	48,766	928,017
Spirit Realty Capital, Inc.	725,357	9,610,980
STAG Industrial, Inc.	98,857	2,454,619
STORE Capital Corp.	227,124	6,729,684
Summit Hotel Properties, Inc.	124,643	1,782,395
Sun Communities, Inc.	94,489	7,230,298
Sunstone Hotel Investors, Inc.	316,191	4,391,893
Tanger Factory Outlet Centers, Inc.	140,655	5,716,219
Tejon Ranch Co. *	23,342	554,139
Terreno Realty Corp.	67,471	1,805,524
The Geo Group, Inc.	108,445	2,173,238
The Howard Hughes Corp. *	54,425	6,434,124
The St. Joe Co. *	109,298	2,064,639
Universal Health Realty Income Trust	16,721	1,029,846
Urban Edge Properties	133,708	3,832,071
Urstadt Biddle Properties, Inc.	9,424	186,595
Urstadt Biddle Properties, Inc., Class A	42,302	960,678
Washington Prime Group, Inc.	286,883	3,941,772
Washington Real Estate Investment Trust	114,199	3,711,468

See financial notes    55

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Whitestone REIT	37,035	536,637
Xenia Hotels & Resorts, Inc.	161,986	2,727,844
		419,203,001
Retailing 3.5%
1-800-Flowers.com, Inc., Class A *	44,915	415,015
Aaron's, Inc.	100,714	2,453,393
Abercrombie & Fitch Co., Class A	98,178	1,741,678
America's Car-Mart, Inc. *	11,215	438,955
American Eagle Outfitters, Inc.	250,010	4,635,185
Asbury Automotive Group, Inc. *	32,139	1,726,507
Ascena Retail Group, Inc. *	247,930	2,018,150
Barnes & Noble Education, Inc. *	59,598	666,902
Barnes & Noble, Inc.	95,355	1,092,768
Big Lots, Inc.	67,828	3,345,277
Blue Nile, Inc.	16,795	578,756
Boot Barn Holdings, Inc. *(a)	16,057	198,786
Burlington Stores, Inc. *	106,085	8,616,224
Cabela's, Inc. *	70,304	3,444,193
Caleres, Inc.	61,510	1,595,569
Chico's FAS, Inc.	201,052	2,549,339
Conn's, Inc. *(a)	52,953	359,551
Core-Mark Holding Co., Inc.	67,596	2,578,787
CST Brands, Inc.	113,809	5,441,208
DSW, Inc., Class A	104,750	2,508,763
Duluth Holdings, Inc., Class B *	12,435	376,905
Etsy, Inc. *	25,026	336,850
Express, Inc. *	106,456	1,259,374
Five Below, Inc. *	79,739	3,553,170
Francesca's Holdings Corp. *	61,378	837,810
Fred's, Inc., Class A	55,721	630,205
FTD Cos., Inc. *	31,144	731,884
Genesco, Inc. *	33,489	2,432,641
GNC Holdings, Inc., Class A	96,668	2,032,928
Group 1 Automotive, Inc.	33,059	1,961,721
Groupon, Inc. *	640,331	3,412,964
Guess?, Inc.	98,043	1,630,455
Haverty Furniture Cos., Inc.	32,253	645,060
Hibbett Sports, Inc. *	31,819	1,220,895
HSN, Inc.	46,860	1,957,811
J.C. Penney Co., Inc. *	451,135	4,254,203
Lands' End, Inc. *(a)	28,162	495,651
Liberty TripAdvisor Holdings, Inc., Class A *	97,928	2,037,882
Lithia Motors, Inc., Class A	34,539	2,858,793
Lumber Liquidators Holdings, Inc. *(a)	41,513	654,245
MarineMax, Inc. *	38,700	767,421
Mattress Firm Holding Corp. *	33,260	2,126,977
Monro Muffler Brake, Inc.	48,424	2,731,598
Murphy USA, Inc. *	56,028	4,096,767
Nutrisystem, Inc.	41,558	1,197,702
Office Depot, Inc.	750,754	2,762,775
Ollie's Bargain Outlet Holdings, Inc. *	46,600	1,184,572
Outerwall, Inc.	27,028	1,404,375
Overstock.com, Inc. *	25,042	385,897
Party City Holdco, Inc. *	40,491	705,353
Penske Automotive Group, Inc.	63,798	2,890,049
PetMed Express, Inc.	31,181	628,609
Pier 1 Imports, Inc.	125,973	580,736
Security	Number of Shares	Value ($)
Pool Corp.	61,990	6,252,931
Rent-A-Center, Inc.	76,026	929,038
Restoration Hardware Holdings, Inc. *(a)	56,552	1,907,499
Sears Holdings Corp. *(a)	76,549	1,054,080
Sears Hometown & Outlet Stores, Inc. *	12,159	80,006
Select Comfort Corp. *	74,151	1,946,464
Shoe Carnival, Inc.	18,647	553,070
Shutterfly, Inc. *	53,468	2,685,163
Sonic Automotive, Inc., Class A	44,229	753,662
Stage Stores, Inc.	33,875	182,248
Stein Mart, Inc.	44,840	360,514
Tailored Brands, Inc.	70,319	926,804
The Buckle, Inc. (a)	39,102	1,007,659
The Cato Corp., Class A	36,923	1,265,720
The Children's Place, Inc.	27,191	2,213,347
The Container Store Group, Inc. *(a)	31,382	166,952
The Finish Line, Inc., Class A	64,819	1,560,193
The Michaels Cos., Inc. *	150,208	3,598,984
Tile Shop Holdings, Inc. *	43,588	677,793
Tuesday Morning Corp. *	71,149	474,564
Vitamin Shoppe, Inc. *	36,209	1,003,713
Wayfair, Inc., Class A *(a)	37,319	1,437,155
Weyco Group, Inc.	7,910	201,863
Winmark Corp.	3,060	317,016
Zumiez, Inc. *	34,460	575,482
		133,321,204
Semiconductors & Semiconductor Equipment 3.0%
Acacia Communications, Inc. *(a)	7,248	809,239
Advanced Energy Industries, Inc. *	61,497	2,702,793
Advanced Micro Devices, Inc. *	966,117	7,149,266
Amkor Technology, Inc. *	138,964	1,264,572
Applied Micro Circuits Corp. *	124,654	870,085
Brooks Automation, Inc.	110,610	1,394,792
Cabot Microelectronics Corp.	36,573	1,818,410
Cavium, Inc. *	99,952	5,565,327
CEVA, Inc. *	34,795	1,095,347
Cirrus Logic, Inc. *	93,690	4,754,767
Cohu, Inc.	35,770	388,820
Cree, Inc. *	150,279	3,608,199
Cypress Semiconductor Corp.	467,542	5,577,776
Diodes, Inc. *	55,634	1,145,504
Entegris, Inc. *	203,122	3,461,199
Exar Corp. *	67,655	615,660
Fairchild Semiconductor International, Inc. *	170,350	3,389,965
FormFactor, Inc. *	111,840	1,157,544
Inphi Corp. *	54,673	2,354,766
Integrated Device Technology, Inc. *	205,340	4,125,281
Intersil Corp., Class A	198,068	3,909,862
IXYS Corp.	40,157	466,624
Kulicke & Soffa Industries, Inc. *	96,992	1,186,212
Lattice Semiconductor Corp. *	176,706	1,086,742
MACOM Technology Solutions Holdings, Inc. *	28,199	1,161,799
Microsemi Corp. *	168,736	6,742,691
MKS Instruments, Inc.	81,543	3,974,406
Monolithic Power Systems, Inc.	55,835	4,283,661
Nanometrics, Inc. *	37,113	754,878

56    See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
ON Semiconductor Corp. *	611,807	6,607,516
PDF Solutions, Inc. *	43,101	721,942
Photronics, Inc. *	98,702	943,591
Power Integrations, Inc.	40,972	2,392,765
Rambus, Inc. *	160,065	2,212,098
Rudolph Technologies, Inc. *	50,032	877,561
Semtech Corp. *	99,266	2,640,476
Silicon Laboratories, Inc. *	57,213	3,278,305
SolarEdge Technologies, Inc. *(a)	9,745	165,860
SunEdison Semiconductor Ltd. *	59,884	688,067
SunPower Corp. *(a)	84,261	839,240
Synaptics, Inc. *	54,938	3,129,818
Teradyne, Inc.	312,238	6,575,732
Tessera Technologies, Inc.	71,066	2,383,554
Ultratech, Inc. *	41,141	1,028,936
Veeco Instruments, Inc. *	55,959	1,100,714
		112,402,362
Software & Services 8.2%
2U, Inc. *	52,987	1,872,561
8x8, Inc. *	135,691	1,800,620
A10 Networks, Inc. *	57,981	571,113
ACI Worldwide, Inc. *	180,090	3,439,719
Actua Corp. *	47,122	479,702
Acxiom Corp. *	113,005	2,937,000
Alarm.com Holdings, Inc. *	13,920	381,826
Angie's List, Inc. *	69,282	703,905
Apigee Corp. *	14,314	219,147
Aspen Technology, Inc. *	124,154	5,644,041
Bankrate, Inc. *	80,164	628,486
Barracuda Networks, Inc. *	31,912	740,358
Bazaarvoice, Inc. *	91,059	364,236
Benefitfocus, Inc. *	19,426	784,616
Black Knight Financial Services, Inc., Class A *	30,613	1,194,519
Blackbaud, Inc.	68,551	4,618,281
Blackhawk Network Holdings, Inc. *	82,510	2,825,968
Blucora, Inc. *	58,597	606,479
Booz Allen Hamilton Holding Corp.	191,234	5,805,864
Bottomline Technologies (DE), Inc. *	58,177	1,343,307
Box, Inc., Class A *(a)	64,542	886,807
BroadSoft, Inc. *	42,566	1,945,692
CACI International, Inc., Class A *	36,328	3,609,550
Callidus Software, Inc. *	89,088	1,721,180
Carbonite, Inc. *	40,337	563,105
Cardtronics plc, Class A *	69,176	3,106,694
Cass Information Systems, Inc.	15,023	860,067
ChannelAdvisor Corp. *	30,896	384,655
Ciber, Inc. *	101,417	122,715
CommVault Systems, Inc. *	61,383	3,163,680
comScore, Inc. *	73,834	2,277,779
Convergys Corp.	142,757	4,258,441
CoreLogic, Inc. *	135,042	5,539,423
Cornerstone OnDemand, Inc. *	73,328	3,220,566
CSG Systems International, Inc.	48,214	2,107,916
Cvent, Inc. *	34,391	1,123,898
DHI Group, Inc. *	54,392	420,994
DST Systems, Inc.	47,211	5,736,609
EarthLink Holdings Corp.	150,198	956,761
Ebix, Inc. (a)	38,868	2,215,476
Ellie Mae, Inc. *	49,219	4,817,064
Security	Number of Shares	Value ($)
Endurance International Group Holdings, Inc. *	88,812	706,055
EnerNOC, Inc. *	41,326	235,971
Envestnet, Inc. *	54,569	2,156,021
EPAM Systems, Inc. *	61,448	4,191,368
Epiq Systems, Inc.	45,462	746,486
Euronet Worldwide, Inc. *	75,074	5,826,493
Everi Holdings, Inc. *	106,535	224,789
EVERTEC, Inc.	101,273	1,727,717
Everyday Health, Inc. *	35,777	274,052
ExlService Holdings, Inc. *	48,793	2,497,226
Fair Isaac Corp.	47,120	6,028,533
First Data Corp., Class A *	265,970	3,702,302
Five9, Inc. *	37,406	560,716
Forrester Research, Inc.	12,061	494,260
Genpact Ltd. *	233,620	5,527,449
Gigamon, Inc. *	43,899	1,940,336
GoDaddy, Inc., Class A *	65,242	2,112,536
Gogo, Inc. *(a)	69,015	844,053
GrubHub, Inc. *	119,720	4,857,040
GTT Communications, Inc. *	35,814	760,331
Guidewire Software, Inc. *	106,966	6,581,618
Hortonworks, Inc. *	49,258	392,586
HubSpot, Inc. *	14,160	789,278
Imperva, Inc. *	38,598	1,737,296
inContact, Inc. *	92,854	1,289,742
Infoblox, Inc. *	76,680	1,645,553
Instructure, Inc. *	6,847	163,849
Interactive Intelligence Group, Inc. *	28,004	1,676,039
Internap Corp. *	82,821	197,942
Intralinks Holdings, Inc. *	61,509	586,796
j2 Global, Inc.	69,252	4,720,909
Jive Software, Inc. *	67,583	285,200
Leidos Holdings, Inc.	209,237	8,476,191
Liquidity Services, Inc. *	34,369	343,690
LivePerson, Inc. *	81,279	633,163
LogMeIn, Inc.	36,461	3,044,494
Manhattan Associates, Inc. *	109,388	6,620,162
ManTech International Corp., Class A	35,043	1,403,122
Match Group, Inc. *(a)	59,610	965,086
MAXIMUS, Inc.	95,730	5,630,839
Mentor Graphics Corp.	145,304	3,488,749
MicroStrategy, Inc., Class A *	13,791	2,300,201
MoneyGram International, Inc. *	49,075	356,775
Monotype Imaging Holdings, Inc.	58,880	1,242,368
Monster Worldwide, Inc. *	143,918	526,740
NeuStar, Inc., Class A *	85,764	2,179,263
New Relic, Inc. *	28,347	1,040,335
NIC, Inc.	92,670	2,129,557
Pandora Media, Inc. *	330,120	4,621,680
Paycom Software, Inc. *	54,032	2,774,003
Paylocity Holding Corp. *	30,038	1,352,611
Pegasystems, Inc.	54,900	1,413,675
Perficient, Inc. *	49,113	980,787
Progress Software Corp. *	76,375	2,215,639
Proofpoint, Inc. *	60,122	4,626,388
PROS Holdings, Inc. *	49,778	979,631
PTC, Inc. *	171,679	7,325,543
Q2 Holdings, Inc. *	33,435	946,879
Qualys, Inc. *	39,501	1,358,834
Quotient Technology, Inc. *	89,376	1,158,313

See financial notes    57

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Rapid7, Inc. *	8,292	149,007
RealNetworks, Inc. *	36,490	174,787
RealPage, Inc. *	77,974	2,007,051
RetailMeNot, Inc. *	61,876	699,818
RingCentral, Inc., Class A *	88,625	1,945,319
Rocket Fuel, Inc. *(a)	41,434	124,302
Rovi Corp. *	130,739	2,676,227
Science Applications International Corp.	61,773	3,941,735
ServiceSource International, Inc. *	107,533	544,117
Shutterstock, Inc. *	29,133	1,689,131
Silver Spring Networks, Inc. *	57,396	783,455
SPS Commerce, Inc. *	24,745	1,615,354
Square, Inc., Class A *	47,688	581,317
Stamps.com, Inc. *	23,924	2,313,929
Sykes Enterprises, Inc. *	58,922	1,722,290
Synchronoss Technologies, Inc. *	57,995	2,421,291
Syntel, Inc. *	46,877	2,164,311
Take-Two Interactive Software, Inc. *	124,464	5,410,450
Tangoe, Inc. *	56,176	521,875
TeleTech Holdings, Inc.	26,633	755,046
The Rubicon Project, Inc. *	29,950	254,575
The Ultimate Software Group, Inc. *	43,830	9,157,840
TiVo, Inc. *	159,679	1,694,194
Travelport Worldwide Ltd.	175,211	2,405,647
TrueCar, Inc. *(a)	87,135	840,853
Tyler Technologies, Inc. *	48,498	7,951,247
Unisys Corp. *	76,972	777,417
Varonis Systems, Inc. *	20,313	600,249
VASCO Data Security International, Inc. *	43,037	784,565
Verint Systems, Inc. *	90,980	3,104,238
VirnetX Holding Corp. *(a)	66,585	176,450
Virtusa Corp. *	39,148	1,026,852
Web.com Group, Inc. *	76,442	1,334,677
WebMD Health Corp. *	57,657	2,973,372
WEX, Inc. *	56,901	5,650,838
Workiva, Inc. *	28,557	510,028
XO Group, Inc. *	36,061	672,177
Yelp, Inc. *	86,501	3,328,558
Zendesk, Inc. *	87,758	2,680,129
Zillow Group, Inc., Class A *(a)	67,283	2,276,184
Zillow Group, Inc., Class C *(a)	157,975	5,347,454
Zynga, Inc., Class A *	1,092,517	2,982,571
		310,387,007
Technology Hardware & Equipment 5.0%
3D Systems Corp. *(a)	166,022	2,407,319
ADTRAN, Inc.	69,969	1,286,030
Aerohive Networks, Inc. *	32,005	212,193
Anixter International, Inc. *	42,926	2,744,688
Arista Networks, Inc. *	52,562	4,188,140
ARRIS International plc *	266,378	7,477,230
Avid Technology, Inc. *	48,753	438,289
AVX Corp.	65,764	903,597
Badger Meter, Inc.	22,039	1,454,354
Belden, Inc.	61,929	4,619,284
Benchmark Electronics, Inc. *	73,324	1,768,575
Black Box Corp.	28,191	393,264
Security	Number of Shares	Value ($)
Brocade Communications Systems, Inc.	707,828	6,356,295
CalAmp Corp. *	57,219	834,253
Calix, Inc. *	73,942	550,129
Ciena Corp. *	188,887	4,051,626
Cognex Corp.	126,849	6,312,006
Coherent, Inc. *	37,198	3,912,486
Comtech Telecommunications Corp.	37,519	483,620
Control4 Corp. *	23,773	262,692
CPI Card Group, Inc. (a)	21,958	121,208
Cray, Inc. *	62,361	1,428,067
CTS Corp.	47,578	917,304
Daktronics, Inc.	60,823	579,643
Diebold, Inc.	107,869	3,026,804
Dolby Laboratories, Inc., Class A	76,660	3,751,740
DTS, Inc.	23,894	799,493
EchoStar Corp., Class A *	70,217	2,721,611
Electronics For Imaging, Inc. *	70,597	3,323,707
ePlus, Inc. *	8,787	795,311
Extreme Networks, Inc. *	160,417	630,439
Fabrinet *	47,787	1,855,091
FARO Technologies, Inc. *	26,407	860,868
FEI Co.	60,667	6,459,216
Finisar Corp. *	161,705	3,424,912
Harmonic, Inc. *	114,026	494,873
II-VI, Inc. *	75,915	1,608,639
Infinera Corp. *	207,121	1,777,098
Ingram Micro, Inc., Class A	224,762	7,857,680
Insight Enterprises, Inc. *	52,139	1,595,453
InterDigital, Inc.	51,925	3,707,964
InvenSense, Inc. *	132,316	984,431
IPG Photonics Corp. *	54,810	4,767,374
Itron, Inc. *	58,409	2,782,021
Ixia *	92,854	1,070,607
Knowles Corp. *	128,197	1,781,938
Lexmark International, Inc., Class A	91,509	3,276,937
Littelfuse, Inc.	32,950	4,178,060
Lumentum Holdings, Inc. *	71,355	2,505,988
Maxwell Technologies, Inc. *	49,720	252,080
Methode Electronics, Inc.	57,407	2,103,967
MTS Systems Corp.	21,125	1,050,969
NETGEAR, Inc. *	49,942	2,846,694
NetScout Systems, Inc. *	142,228	4,207,104
Nimble Storage, Inc. *	68,221	560,777
Novanta, Inc. *	41,753	705,208
OSI Systems, Inc. *	28,279	1,896,390
Park Electrochemical Corp.	33,534	554,652
PC Connection, Inc. *	23,330	608,213
Plantronics, Inc.	50,096	2,537,362
Plexus Corp. *	50,612	2,335,744
Polycom, Inc. *	205,179	2,552,427
Pure Storage, Inc., Class A *(a)	96,760	1,133,060
Quantum Corp. *	374,156	239,909
Rofin-Sinar Technologies, Inc. *	41,565	1,330,496
Rogers Corp. *	27,860	1,557,653
Sanmina Corp. *	115,352	3,031,451
ScanSource, Inc. *	39,699	1,358,103
ShoreTel, Inc. *	95,268	764,049
Silicon Graphics International Corp. *	57,649	444,474
Sonus Networks, Inc. *	79,299	683,557

58    See financial notes

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Super Micro Computer, Inc. *	55,706	1,204,921
SYNNEX Corp.	42,923	4,557,135
Systemax, Inc.	14,746	119,443
Tech Data Corp. *	53,621	3,980,823
TTM Technologies, Inc. *	91,442	981,173
Ubiquiti Networks, Inc. *	34,654	1,781,216
Universal Display Corp. *	63,394	3,650,860
VeriFone Systems, Inc. *	167,305	3,322,677
ViaSat, Inc. *	67,130	5,037,435
Viavi Solutions, Inc. *	352,493	2,742,396
Vishay Intertechnology, Inc.	193,933	2,746,091
Zebra Technologies Corp., Class A *	78,043	5,459,888
		188,078,944
Telecommunication Services 0.5%
ATN International, Inc.	16,520	1,079,417
Cincinnati Bell, Inc. *	298,103	1,246,071
Cogent Communications Holdings, Inc.	61,112	2,171,920
Consolidated Communications Holdings, Inc.	77,578	1,865,751
FairPoint Communications, Inc. *	34,483	480,693
General Communication, Inc., Class A *	47,108	654,801
Globalstar, Inc. *(a)	400,388	624,605
IDT Corp., Class B	31,333	466,548
Intelsat S.A. *(a)	63,680	171,936
Iridium Communications, Inc. *	127,580	1,062,741
NII Holdings, Inc. *	144,647	481,675
pdvWireless, Inc. *(a)	13,963	357,313
Shenandoah Telecommunications Co.	68,558	1,763,312
Spok Holdings, Inc.	31,176	515,963
Telephone & Data Systems, Inc.	142,856	3,981,397
United States Cellular Corp. *	18,861	702,006
Vonage Holdings Corp. *	262,849	1,527,153
Windstream Holdings, Inc. (a)	142,987	1,216,819
		20,370,121
Transportation 1.3%
Air Transport Services Group, Inc. *	82,311	1,191,863
Allegiant Travel Co.	19,080	2,637,619
ArcBest Corp.	36,577	669,725
Atlas Air Worldwide Holdings, Inc. *	36,550	1,357,467
Celadon Group, Inc.	45,536	355,636
Echo Global Logistics, Inc. *	36,131	932,180
Forward Air Corp.	46,331	2,134,932
Hawaiian Holdings, Inc. *	74,260	3,488,735
Heartland Express, Inc.	86,311	1,642,498
Hub Group, Inc., Class A *	51,387	2,094,020
Knight Transportation, Inc.	89,926	2,526,921
Landstar System, Inc.	63,268	4,380,044
Marten Transport Ltd.	38,233	824,686
Matson, Inc.	63,741	2,459,765
Park-Ohio Holdings Corp.	14,656	540,513
Roadrunner Transportation Systems, Inc. *	42,437	353,925
Ryder System, Inc.	79,480	5,207,530
Saia, Inc. *	38,197	1,162,335
SkyWest, Inc.	74,007	2,089,218
Security	Number of Shares	Value ($)
Spirit Airlines, Inc. *	106,015	4,239,540
Swift Transportation Co. *	121,595	2,262,883
Universal Logistics Holdings, Inc.	11,907	160,983
Virgin America, Inc. *	27,925	1,555,143
Werner Enterprises, Inc.	67,518	1,558,315
XPO Logistics, Inc. *	136,749	4,895,614
		50,722,090
Utilities 3.5%
ALLETE, Inc.	67,468	4,000,852
American States Water Co.	54,258	2,114,977
Avista Corp.	95,689	3,886,887
Black Hills Corp.	75,816	4,435,994
California Water Service Group	72,292	2,204,183
Chesapeake Utilities Corp.	22,662	1,442,436
Connecticut Water Service, Inc.	14,893	690,588
Dynegy, Inc. *	163,311	2,069,150
El Paso Electric Co.	58,307	2,664,047
Great Plains Energy, Inc.	236,995	6,436,784
Hawaiian Electric Industries, Inc.	163,064	4,893,551
IDACORP, Inc.	74,410	5,660,369
MDU Resources Group, Inc.	291,920	6,880,554
MGE Energy, Inc.	50,181	2,756,944
Middlesex Water Co.	25,316	844,795
New Jersey Resources Corp.	129,028	4,340,502
Northwest Natural Gas Co.	41,104	2,455,142
NorthWestern Corp.	74,158	4,287,816
NRG Yield, Inc., Class A	52,815	849,793
NRG Yield, Inc., Class C	89,366	1,504,924
ONE Gas, Inc.	78,668	4,816,842
Ormat Technologies, Inc.	54,143	2,620,521
Otter Tail Corp.	55,855	1,912,475
Pattern Energy Group, Inc.	95,138	2,264,284
Piedmont Natural Gas Co., Inc.	123,395	7,416,040
PNM Resources, Inc.	120,426	3,828,343
Portland General Electric Co.	138,692	5,840,320
Questar Corp.	269,313	6,735,518
SJW Corp.	22,674	967,953
South Jersey Industries, Inc.	122,455	3,634,464
Southwest Gas Corp.	71,069	4,962,038
Spire, Inc.	66,031	4,272,206
Talen Energy Corp. *	94,861	1,310,030
TerraForm Global, Inc., Class A *	75,883	274,697
TerraForm Power, Inc., Class A *(a)	108,191	1,389,172
The Empire District Electric Co.	69,022	2,334,324
Unitil Corp.	19,417	767,748
Vectren Corp.	123,681	6,049,238
Vivint Solar, Inc. *(a)	33,582	106,791
WGL Holdings, Inc.	74,974	4,711,366
		130,634,658
Total Common Stock
(Cost $3,355,853,917)		3,761,873,374

See financial notes    59

Schwab U.S. Small-Cap ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Rights 0.0% of net assets
Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Dyax Corp. CVR *(b)(d)	193,941	215,274
Forest Laboratories, Inc., CVR *(b)(d)	5,521	—
		215,274
Telecommunication Services 0.0%
Leap Wireless CVR *(b)(d)	45,801	137,403
Total Rights
(Cost $330,693)		352,677

Warrants 0.0% of net assets
Energy 0.0%
Magnum Hunter Resources Corp. *(b)(d)	11,911	—
Total Warrants
(Cost $—)		—

Other Investment Companies 1.9% of net assets
Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (c)	6,146,690	6,146,690
Securities Lending Collateral 1.7%
Wells Fargo Government Money Market Fund, Select Class 0.32% (c)	64,400,397	64,400,397
Total Other Investment Companies
(Cost $70,547,087)		70,547,087

End of Investments

At 08/31/16, the tax basis cost of the fund's investments was $3,432,134,201 and the unrealized appreciation and depreciation were $645,584,526 and ($244,945,589), respectively, with a net unrealized appreciation of $400,638,937.
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $61,764,346.
(b)	Illiquid security. At the period end, the value of these amounted to $352,677 or 0.0% of net assets.
(c)	The rate shown is the 7-day yield.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Depreciation ($)
Futures Contracts
Russell 2000 Index, e-mini, Long, expires 09/16/16	23	2,849,240	(1,197)

60    See financial notes

Schwab U.S. Dividend Equity ETF
Portfolio Holdings  as of August 31, 2016
This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund's website at www.csimfunds.com/schwabetfs_prospectus.
Holdings by Category		Cost ($)	Value ($)
99.4%	Common Stock	3,974,779,921	4,276,826,062
0.1%	Other Investment Companies	3,346,358	3,446,203
99.5%	Total Investments	3,978,126,279	4,280,272,265
0.5%	Other Assets and Liabilities, Net		20,170,350
100.0%	Net Assets		4,300,442,615

Security	Number of Shares	Value ($)
Common Stock 99.4% of net assets
Automobiles & Components 0.3%
Harley-Davidson, Inc.	220,136	11,601,167
Banks 0.3%
Boston Private Financial Holdings, Inc.	99,935	1,287,163
Columbia Banking System, Inc.	68,910	2,276,786
PacWest Bancorp	147,489	6,387,748
Umpqua Holdings Corp.	259,780	4,265,588
		14,217,285
Capital Goods 12.1%
3M Co.	725,639	130,063,534
Caterpillar, Inc.	697,085	57,126,116
Cummins, Inc.	198,003	24,871,157
Eaton Corp. plc	550,237	36,612,770
Emerson Electric Co.	768,715	40,495,906
Fastenal Co.	342,730	14,775,090
Lockheed Martin Corp.	316,644	76,934,993
PACCAR, Inc.	421,892	25,246,017
Rockwell Automation, Inc.	158,045	18,322,157
The Boeing Co.	746,724	96,663,422
		521,111,162
Commercial & Professional Services 0.2%
CEB, Inc.	39,185	2,358,937
R.R. Donnelley & Sons Co.	247,498	4,232,216
Steelcase, Inc., Class A	130,156	1,944,530
		8,535,683
Security	Number of Shares	Value ($)
Consumer Durables & Apparel 1.2%
Garmin Ltd.	145,381	7,135,299
Hasbro, Inc.	134,680	11,008,743
Leggett & Platt, Inc.	170,933	8,970,564
Mattel, Inc.	411,351	13,628,059
Polaris Industries, Inc.	67,303	5,831,132
Tupperware Brands Corp.	59,572	3,903,753
		50,477,550
Consumer Services 3.2%
Cracker Barrel Old Country Store, Inc.	28,418	4,322,662
Darden Restaurants, Inc.	143,841	8,866,359
McDonald's Corp.	1,080,398	124,958,833
		138,147,854
Diversified Financials 1.9%
CME Group, Inc.	404,758	43,855,529
Cohen & Steers, Inc.	30,667	1,292,001
Eaton Vance Corp.	138,420	5,540,952
Federated Investors, Inc., Class B	117,066	3,781,232
Greenhill & Co., Inc.	32,540	746,468
Lazard Ltd., Class A	150,477	5,572,163
T. Rowe Price Group, Inc.	303,358	21,095,515
Waddell & Reed Financial, Inc., Class A	87,111	1,620,265
		83,504,125
Energy 10.1%
Chevron Corp.	1,812,447	182,295,919
Exxon Mobil Corp.	2,058,881	179,410,890
Helmerich & Payne, Inc.	127,335	7,698,674
ONEOK, Inc.	262,347	12,301,451
The Williams Cos., Inc.	814,387	22,753,973
Valero Energy Corp.	562,450	31,131,608
		435,592,515
Food & Staples Retailing 3.1%
Wal-Mart Stores, Inc.	1,880,836	134,366,924
Food, Beverage & Tobacco 14.6%
Altria Group, Inc.	2,355,140	155,651,203
B&G Foods, Inc.	74,245	3,525,153
Flowers Foods, Inc.	221,105	3,296,676
General Mills, Inc.	712,875	50,485,807
PepsiCo, Inc.	1,734,159	185,121,473
Reynolds American, Inc.	991,720	49,159,560
The Coca-Cola Co.	4,101,732	178,138,221
		625,378,093
Health Care Equipment & Services 0.0%
Computer Programs & Systems, Inc.	7,496	193,547
Meridian Bioscience, Inc.	62,933	1,224,047
		1,417,594

See financial notes    61

Schwab U.S. Dividend Equity ETF
Portfolio Holdings continued
Security	Number of Shares	Value ($)
Household & Personal Products 6.5%
Kimberly-Clark Corp.	432,009	55,323,073
Nu Skin Enterprises, Inc., Class A	73,548	4,256,958
The Clorox Co.	158,130	20,721,355
The Procter & Gamble Co.	2,259,248	197,254,943
		277,556,329
Insurance 0.5%
Mercury General Corp.	46,638	2,532,444
Principal Financial Group, Inc.	326,318	16,012,424
Safety Insurance Group, Inc.	18,252	1,212,846
Stewart Information Services Corp.	26,495	1,212,941
Universal Insurance Holdings, Inc.	38,585	956,136
		21,926,791
Materials 2.7%
Compass Minerals International, Inc.	39,490	2,943,190
International Paper Co.	494,691	23,987,567
Packaging Corp. of America	119,142	9,368,135
Schweitzer-Mauduit International, Inc.	35,201	1,382,695
Sonoco Products Co.	118,905	6,128,364
The Dow Chemical Co.	1,335,704	71,647,162
		115,457,113
Media 0.6%
Meredith Corp.	48,437	2,569,099
Omnicom Group, Inc.	288,308	24,831,968
		27,401,067
Pharmaceuticals, Biotechnology & Life Sciences 8.8%
Johnson & Johnson	1,612,489	192,434,437
Pfizer, Inc.	5,299,551	184,424,375
		376,858,812
Retailing 2.8%
American Eagle Outfitters, Inc.	238,477	4,421,363
Best Buy Co., Inc.	344,566	13,258,900
Genuine Parts Co.	184,628	18,983,451
Macy's, Inc.	367,306	13,289,131
Nordstrom, Inc.	145,319	7,332,797
Staples, Inc.	753,222	6,447,580
Target Corp.	724,705	50,867,044
The Buckle, Inc.	24,596	633,839
The Gap, Inc.	258,726	6,434,516
		121,668,621
Semiconductors & Semiconductor Equipment 11.3%
Analog Devices, Inc.	372,668	23,314,110
Intel Corp.	5,677,847	203,777,929
Linear Technology Corp.	291,918	17,001,304
Maxim Integrated Products, Inc.	342,690	13,954,337
Microchip Technology, Inc.	255,440	15,814,290
QUALCOMM, Inc.	1,792,365	113,044,461
Security	Number of Shares	Value ($)
Texas Instruments, Inc.	1,206,535	83,902,444
Xilinx, Inc.	303,994	16,479,515
		487,288,390
Software & Services 11.0%
Automatic Data Processing, Inc.	550,416	49,432,861
CA, Inc.	356,016	12,072,503
International Business Machines Corp.	1,061,215	168,605,839
Microsoft Corp.	3,590,774	206,325,874
Paychex, Inc.	392,373	23,805,270
The Western Union Co.	616,220	13,261,054
		473,503,401
Technology Hardware & Equipment 0.7%
AVX Corp.	55,905	768,135
HP, Inc.	2,093,623	30,085,362
		30,853,497
Telecommunication Services 4.4%
Verizon Communications, Inc.	3,624,491	189,669,614
Transportation 2.4%
C.H. Robinson Worldwide, Inc.	172,547	11,978,213
United Parcel Service, Inc., Class B	825,452	90,155,867
		102,134,080
Utilities 0.7%
Questar Corp.	223,711	5,595,012
WEC Energy Group, Inc.	376,810	22,563,383
		28,158,395
Total Common Stock
(Cost $3,974,779,921)		4,276,826,062

Other Investment Companies 0.1% of net assets
Equity Fund 0.1%
Vanguard Dividend Appreciation ETF	30,000	2,554,800
Money Market Fund 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.26% (a)	891,403	891,403
Total Other Investment Companies
(Cost $3,346,358)		3,446,203

End of Investments

62    See financial notes

Schwab U.S. Dividend Equity ETF
Portfolio Holdings continued

At 08/31/16, the tax basis cost of the fund's investments was $3,979,009,003 and the unrealized appreciation and depreciation were $346,890,657 and ($45,627,395), respectively, with a net unrealized appreciation of $301,263,262.
(a)	The rate shown is the 7-day yield.

ETF —	Exchange-traded fund
In addition to the above, the fund held the following at 08/31/16:
	Number of Contracts	Contract Value ($)	Unrealized Appreciation ($)
Futures Contracts
S&P 500 Index, e-mini, Long, expires 09/16/16	150	16,271,250	10,248
See financial notes    63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Small-Cap ETF

Schwab U.S. Dividend Equity ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

In our opinion, the accompanying statements of assets and liabilities, including the summary portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the portfolio holdings (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Schwab U.S. Broad Market ETF, Schwab U.S. Large-Cap ETF, Schwab U.S. Large-Cap Growth ETF, Schwab U.S. Large-Cap Value

ETF, Schwab U.S. Mid-Cap ETF, Schwab U.S. Small-Cap ETF, Schwab U.S. Dividend Equity ETF, Schwab International Equity ETF, Schwab International Small-Cap Equity ETF and Schwab Emerging Markets Equity ETF (ten of the funds constituting Schwab Strategic Trust, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and portfolio holdings (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

October 17, 2016

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) Schwab Strategic Trust

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	10/10/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	10/10/16

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	10/10/16